UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-02105

Fidelity Salem Street Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Margaret Carey, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2023

Item 1.

Reports to Stockholders

Fidelity® SAI Emerging Markets Low Volatility Index Fund
Fidelity® SAI International Low Volatility Index Fund
Fidelity® SAI U.S. Low Volatility Index Fund

Annual Report
October 31, 2023

Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity® SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers.

Contents

Fidelity® SAI Emerging Markets Low Volatility Index Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® SAI International Low Volatility Index Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® SAI U.S. Low Volatility Index Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
The funds or securities referred to herein are not sponsored, endorsed, or promoted by Fidelity Product Services LLC (FPS), and FPS bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the relationship between FPS and any related funds.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Funds nor Fidelity Distributors Corporation is a bank.
Fidelity® SAI Emerging Markets Low Volatility Index Fund
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2023	Past 1 year	Life of Fund A
Fidelity® SAI Emerging Markets Low Volatility Index Fund	11.41%	2.02%

A   From January 30, 2019
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI Emerging Markets Low Volatility Index Fund on January 30, 2019, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Fidelity Emerging Markets Low Volatility Focus Index℠ and MSCI ACWI (All Country World Index) ex USA Index performed over the same period.

Fidelity® SAI Emerging Markets Low Volatility Index Fund
Management's Discussion of Fund Performance
Market Recap:
International (non-U.S.) equities gained 12.27% for the 12 months ending October 31, 2023, according to the MSCI ACWI (All Country World Index) ex USA Index, as global economic expansion and a slowing in the pace of inflation in some markets provided a favorable backdrop for risk assets. After returning -15.86% in 2022, the index's upturn has been largely driven by a narrow set of companies in the information technology and communication services sectors, in part due to excitement for generative artificial intelligence applications. The index gained 14.07% year to date through July, including strong gains in both June (+4.50%) and July (+4.07%). The rally for international equities sputtered for the next three months (-11.33%) amid a stalling pattern in disinflationary trends, heightened global recession and geopolitical risks, soaring yields on longer-term U.S. government bonds and particularly weak economic conditions in the eurozone and China. The three-month decline left non-U.S. stocks up 1.15% year to date through October. For the full 12 months, nearly all regions advanced, with Europe ex U.K. (+18%) and Japan (+17%) leading, whereas Canada (-0.38%) lagged by the widest margin. Each of the 11 sectors advanced, with information technology (+21%) and consumer discretionary (+19%) leading the way. Energy and industrials each rose about 14%. Conversely, four defensive-oriented sectors lagged by the widest margin: real estate (+4%), health care (+6%), consumer staples (+7%) and utilities (+8%).
Comments from the Geode Capital Management, LLC, passive equity index team:
For the fiscal year, the fund gained 11.41%, versus 11.94% for the benchmark Fidelity EM Low Volatility Focus Index NR. (The fund's relative performance was affected by differing methodologies (fund versus index) for valuing certain foreign stocks and for incorporating foreign exchange rates, as well as by required local capital gains tax.) From a regional standpoint, emerging markets gained 12% and was a notable contributor versus the benchmark. By sector, information technology gained about 45% and contributed most, driven by the technology hardware & equipment industry (+81%). Energy stocks also helped (+36%). Financials rose approximately 4%, boosted by banks (+4%), utilities gained about 13%, and consumer discretionary advanced approximately 11%. Other notable contributors included the industrials (+20%), health care (+4%) and consumer staples (+2%) sectors. Conversely, from a sector standpoint, materials returned -8% and detracted most. Communication services (-2%) and real estate (-4%), especially in the equity real estate investment trusts (REITs) industry (-9%), also hurt. The top individual contributor was Quanta Computer (+194%), from the technology hardware & equipment industry. Also in technology hardware & equipment, Lite On Technology (+62%) helped. In energy, PetroChina (+83%) and China Shenhua Energy (+29%) boosted the fund. Conversely, the biggest individual detractor was Qatar Islamic Bank (-26%), from the banks category. Emirates Telecom Group (-26%), from the telecommunication services category, also hurt. NCSoft (-36%), from the media & entertainment category, also hurt. Saudi Electricity Company (-32%), from the utilities industry, detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® SAI Emerging Markets Low Volatility Index Fund
Investment Summary October 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Nestle India Ltd. (India, Food Products)	1.7
Agricultural Bank of China Ltd. (H Shares) (China, Banks)	1.7
China Shenhua Energy Co. Ltd. (H Shares) (China, Oil, Gas & Consumable Fuels)	1.7
HCL Technologies Ltd. (India, IT Services)	1.7
Power Grid Corp. of India Ltd. (India, Electric Utilities)	1.6
Industrial & Commercial Bank of China Ltd. (H Shares) (China, Banks)	1.6
Bank of Communications Co. Ltd. (H Shares) (China, Banks)	1.6
Chunghwa Telecom Co. Ltd. (Taiwan, Diversified Telecommunication Services)	1.6
KT&G Corp. (Korea (South), Tobacco)	1.6
Bank of China Ltd. (H Shares) (China, Banks)	1.5
16.3

Market Sectors (% of Fund's net assets)

Financials	27.5
Information Technology	15.8
Communication Services	12.5
Consumer Staples	10.0
Consumer Discretionary	9.2
Utilities	7.3
Health Care	6.5
Energy	4.7
Materials	3.1
Industrials	2.2
Real Estate	0.5

Asset Allocation (% of Fund's net assets)

Futures - 0.7%

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Fidelity® SAI Emerging Markets Low Volatility Index Fund
Schedule of Investments October 31, 2023
Showing Percentage of Net Assets
Common Stocks - 99.3%
	Shares	Value ($)
Brazil - 1.9%
Rumo SA	7,556,800	33,439,224
Telefonica Brasil SA	3,107,800	27,886,522
TOTAL BRAZIL		61,325,746
Chile - 0.8%
Banco de Chile	241,951,263	24,857,451
China - 20.1%
Agricultural Bank of China Ltd. (H Shares)	144,283,000	53,291,890
Anta Sports Products Ltd.	2,380,200	26,918,850
Bank of China Ltd. (H Shares)	139,663,000	48,789,231
Bank of Communications Co. Ltd. (H Shares)	86,825,000	51,357,503
CGN Power Co. Ltd. (H Shares) (b)	82,742,000	19,883,535
China CITIC Bank Corp. Ltd. (H Shares)	69,273,000	30,903,259
China Construction Bank Corp. (H Shares)	30,497,000	17,247,825
China Minsheng Banking Corp. Ltd. (H Shares)	50,154,500	16,674,407
China Railway Group Ltd. (H Shares)	31,190,000	14,720,570
China Resource Gas Group Ltd.	6,690,000	19,776,485
China Resources Power Holdings Co. Ltd.	8,579,000	16,625,172
China Shenhua Energy Co. Ltd. (H Shares)	17,327,500	53,108,307
China Tower Corp. Ltd. (H Shares) (b)	201,604,000	18,799,748
Guangdong Investment Ltd.	20,832,000	14,215,384
Hengan International Group Co. Ltd.	4,605,000	15,423,516
Industrial & Commercial Bank of China Ltd. (H Shares)	107,520,000	51,528,397
PetroChina Co. Ltd. (H Shares)	71,616,000	46,744,885
Postal Savings Bank of China Co. Ltd. (H Shares) (b)	57,314,000	26,159,788
Shandong Weigao Medical Polymer Co. Ltd. (H Shares)	15,428,000	14,320,143
Shenzhou International Group Holdings Ltd.	580,400	5,700,963
Sinopharm Group Co. Ltd. (H Shares)	4,572,000	10,932,947
Want Want China Holdings Ltd.	36,997,000	22,988,454
Yum China Holdings, Inc.	799,587	42,026,293
TOTAL CHINA		638,137,552
India - 18.5%
Cipla Ltd./India (a)	2,425,887	34,959,079
Crompton Greaves Consumer Electricals Ltd.	2,650,090	8,973,155
Dr. Reddy's Laboratories Ltd.	735,153	47,436,053
HCL Technologies Ltd.	3,437,865	52,715,778
Hindustan Unilever Ltd.	1,434,338	42,792,783
Infosys Ltd.	2,386,517	39,236,439
Jubilant Foodworks Ltd.	2,837,059	17,065,778
Lupin Ltd.	1,350,398	18,293,844
MRF Ltd.	18,443	23,989,203
Nestle India Ltd.	183,716	53,480,208
Pidilite Industries Ltd.	31,205	921,054
Power Grid Corp. of India Ltd.	21,355,216	51,850,797
Sona Blw Precision Forgings Ltd. (b)	2,367,253	15,401,422
Sun Pharmaceutical Industries Ltd.	1,340,812	17,524,775
Tata Consultancy Services Ltd.	1,138,872	46,091,932
Tech Mahindra Ltd.	2,701,271	36,802,328
Tvs Motor Co. Ltd.	1,739,975	33,239,964
Wipro Ltd.	6,225,636	28,571,667
WNS Holdings Ltd. sponsored ADR (a)	298,427	16,210,555
TOTAL INDIA		585,556,814
Indonesia - 2.3%
PT Bank Central Asia Tbk	78,585,700	43,294,485
PT Telkom Indonesia Persero Tbk	141,568,000	31,033,944
TOTAL INDONESIA		74,328,429
Korea (South) - 9.0%
Coway Co. Ltd.	422,439	13,498,344
Db Insurance Co. Ltd.	294,229	19,113,845
GS Holdings Corp.	6,926	201,952
Hankook Tire Co. Ltd.	586,076	16,603,224
Hotel Shilla Co. (c)	167,803	7,752,873
Hyundai Mobis	283,937	43,906,653
Industrial Bank of Korea	2,190,340	18,100,327
Korea Electric Power Corp. (a)	1,109,098	13,861,915
KT&G Corp.	777,438	48,970,641
NCSOFT Corp.	117,183	20,215,328
Orion Corp./Republic of Korea	77,820	6,877,260
Samsung Electronics Co. Ltd.	726,731	36,119,325
Samsung SDS Co. Ltd.	324,777	33,241,884
SK Hynix, Inc.	65,817	5,707,215
TOTAL KOREA (SOUTH)		284,170,786
Kuwait - 2.5%
Boubyan Bank KSC	7,707,665	14,595,869
Mobile Telecommunication Co.	16,176,909	25,144,913
National Bank of Kuwait	13,695,994	38,815,275
TOTAL KUWAIT		78,556,057
Malaysia - 4.6%
CelcomDigi Bhd	19,533,100	17,497,878
IHH Healthcare Bhd	17,395,300	21,897,101
Malayan Banking Bhd	8,289,316	15,696,299
MISC Bhd	4,180,100	6,363,690
Nestle (Malaysia) Bhd	233,400	6,065,625
Petronas Gas Bhd	2,988,800	10,886,772
PPB Group Bhd	3,579,500	11,507,155
Public Bank Bhd	21,593,300	18,859,627
Tenaga Nasional Bhd	18,266,200	37,958,362
TOTAL MALAYSIA		146,732,509
Mexico - 0.4%
Kimberly-Clark de Mexico SA de CV Series A	7,379,000	13,526,871
Philippines - 2.0%
Bank of the Philippine Islands (BPI)	11,666,773	20,635,658
BDO Unibank, Inc.	13,074,732	29,361,025
PLDT, Inc.	607,215	12,944,209
TOTAL PHILIPPINES		62,940,892
Qatar - 2.7%
Masraf al Rayan	6,657,256	3,839,670
Qatar Electricity & Water Co. (a)	630,446	2,863,932
Qatar Islamic Bank	6,677,899	31,913,058
Qatar National Bank SAQ	8,250,039	33,738,830
The Commercial Bank of Qatar (a)	8,429,925	11,868,112
TOTAL QATAR		84,223,602
Russia - 0.0%
PhosAgro PJSC (d)	1,400	86
PhosAgro PJSC:
GDR (Reg. S) (a)(d)	586,072	12,020
sponsored GDR (Reg. S) (a)(d)	3,774	77
TOTAL RUSSIA		12,183
Saudi Arabia - 7.7%
Alinma Bank	4,475,932	39,252,096
Almarai Co. Ltd.	1,853,174	27,612,866
Jarir Marketing Co.	4,486,803	17,317,653
Mouwasat Medical Services Co.	696,810	18,573,675
Sabic Agriculture-Nutrients Co.	807,123	28,785,867
Saudi Basic Industries Corp.	2,023,026	41,521,751
Saudi Electricity Co.	4,931,360	23,397,539
Saudi Telecom Co.	4,544,003	46,510,746
The Savola Group	6,081	59,001
Yanbu National Petrochemical Co.	205,130	2,069,562
TOTAL SAUDI ARABIA		245,100,756
Taiwan - 20.0%
ASUSTeK Computer, Inc.	3,722,000	38,995,609
Chang Hwa Commercial Bank	43,910,869	23,245,108
Chicony Electronics Co. Ltd.	4,960,000	19,080,033
Chunghwa Telecom Co. Ltd.	13,705,000	48,978,766
Compal Electronics, Inc.	30,710,000	26,692,069
Far EasTone Telecommunications Co. Ltd.	12,185,000	28,520,471
Formosa Petrochemical Corp.	11,040,000	26,950,348
Formosa Plastics Corp.	11,114,000	26,410,656
Highwealth Construction Corp.	12,087,900	15,176,214
Inventec Corp.	23,817,000	29,814,118
Lite-On Technology Corp.	11,437,000	35,581,814
Mega Financial Holding Co. Ltd.	40,239,627	45,626,120
President Chain Store Corp.	4,284,000	34,050,194
Quanta Computer, Inc.	4,473,000	26,389,622
Sinopac Financial Holdings Co.	54,582,344	30,079,852
Synnex Technology International Corp.	9,397,000	19,927,957
Taiwan Cooperative Financial Holding Co. Ltd.	48,425,723	37,576,856
Taiwan Mobile Co. Ltd.	13,159,000	38,858,417
The Shanghai Commercial & Savings Bank Ltd.	19,244,080	25,478,607
Uni-President Enterprises Corp.	15,702,000	32,916,614
WPG Holding Co. Ltd.	10,828,000	23,942,041
TOTAL TAIWAN		634,291,486
Thailand - 2.5%
Advanced Info Service PCL (For. Reg.)	7,308,800	44,518,034
Advanced Information Service PCL NVDR	533,500	3,249,558
Bangkok Bank PCL (For. Reg.)	3,107,900	13,543,774
Bangkok Dusit Medical Services PCL (For. Reg.)	25,994,900	19,056,477
TOTAL THAILAND		80,367,843
United Arab Emirates - 4.3%
Abu Dhabi National Oil Co. for Distribution PJSC	21,938,003	20,068,524
ADNOC Drilling Co. PJSC	18,974,984	18,804,504
Dubai Electricity & Water Authority PJSC (a)	37,636,434	24,387,344
Dubai Islamic Bank Pakistan Ltd.	21,464,884	31,557,412
Emirates Telecommunications Corp.	6,385,139	32,090,843
First Abu Dhabi Bank PJSC	2,477,401	8,552,531
TOTAL UNITED ARAB EMIRATES		135,461,158
TOTAL COMMON STOCKS (Cost $3,150,848,052)		3,149,590,135

Government Obligations - 0.1%
	Principal Amount (e)	Value ($)
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 5.42% 2/22/24 (f) (Cost $1,770,075)	1,800,000	1,769,970

Money Market Funds - 0.8%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (g)	22,632,886	22,637,413
Fidelity Securities Lending Cash Central Fund 5.40% (g)(h)	4,427,557	4,428,000
TOTAL MONEY MARKET FUNDS (Cost $27,065,413)		27,065,413

TOTAL INVESTMENT IN SECURITIES - 100.2% (Cost $3,179,683,540)	3,178,425,518
NET OTHER ASSETS (LIABILITIES) - (0.2)%	(6,476,593)
NET ASSETS - 100.0%	3,171,948,925

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE MSCI Emerging Markets Index Contracts (United States)	487	Dec 2023	22,382,520	(630,612)	(630,612)

The notional amount of futures purchased as a percentage of Net Assets is 0.7%

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $80,244,493 or 2.5% of net assets.

(c)	Security or a portion of the security is on loan at period end.
(d)	Level 3 security
(e)	Amount is stated in United States dollars unless otherwise noted.
(f)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $702,088.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(h)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	30,186,116	758,471,044	766,019,747	772,954	-	-	22,637,413	0.0%
Fidelity Securities Lending Cash Central Fund 5.40%	12,500,000	32,696,469	40,768,469	4,221	-	-	4,428,000	0.0%
Total	42,686,116	791,167,513	806,788,216	777,175	-	-	27,065,413

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	396,249,377	131,633,024	264,616,353	-
Consumer Discretionary	292,462,899	79,412,470	213,050,429	-
Consumer Staples	316,271,188	41,198,738	275,072,450	-
Energy	145,608,044	18,804,504	126,803,540	-
Financials	875,554,187	238,990,304	636,563,883	-
Health Care	202,994,094	18,573,675	184,420,419	-
Industrials	70,935,991	49,649,779	21,286,212	-
Information Technology	498,909,831	-	498,909,831	-
Materials	99,721,073	72,377,180	27,331,710	12,183
Real Estate	15,176,214	-	15,176,214	-
Utilities	235,707,237	50,648,815	185,058,422	-

Government Obligations	1,769,970	-	1,769,970	-

Money Market Funds	27,065,413	27,065,413	-	-
Total Investments in Securities:	3,178,425,518	728,353,902	2,450,059,433	12,183
Derivative Instruments: Liabilities
Futures Contracts	(630,612)	(630,612)	-	-
Total Liabilities	(630,612)	(630,612)	-	-
Total Derivative Instruments:	(630,612)	(630,612)	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	0	(630,612)
Total Equity Risk	0	(630,612)
Total Value of Derivatives	0	(630,612)

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Fidelity® SAI Emerging Markets Low Volatility Index Fund
Financial Statements
Statement of Assets and Liabilities
		October 31, 2023

Assets
Investment in securities, at value (including securities loaned of $3,781,487) - See accompanying schedule:
Unaffiliated issuers (cost $3,152,618,127)	$3,151,360,105
Fidelity Central Funds (cost $27,065,413)	27,065,413

Total Investment in Securities (cost $3,179,683,540)		$3,178,425,518
Foreign currency held at value (cost $11,950,056)		11,863,522
Receivable for investments sold		4,701
Receivable for fund shares sold		2,218,648
Dividends receivable		1,649,306
Distributions receivable from Fidelity Central Funds		83,749
Prepaid expenses		3,861
Receivable from investment adviser for expense reductions		8,200
Other receivables		409,791
Total assets		3,194,667,296
Liabilities
Payable for fund shares redeemed	$3,186,425
Accrued management fee	403,094
Payable for daily variation margin on futures contracts	157,043
Deferred taxes	13,351,843
Other payables and accrued expenses	1,191,966
Collateral on securities loaned	4,428,000
Total Liabilities		22,718,371
Net Assets		$3,171,948,925
Net Assets consist of:
Paid in capital		$3,124,517,982
Total accumulated earnings (loss)		47,430,943
Net Assets		$3,171,948,925
Net Asset Value, offering price and redemption price per share ($3,171,948,925 ÷ 312,305,005 shares)		$10.16

Statement of Operations
		Year ended October 31, 2023
Investment Income
Dividends		$126,431,986
Interest		83,578
Income from Fidelity Central Funds (including $4,221 from security lending)		777,175
Income before foreign taxes withheld		$127,292,739
Less foreign taxes withheld		(15,785,271)
Total Income		111,507,468
Expenses
Management fee	$4,607,946
Custodian fees and expenses	3,056,368
Independent trustees' fees and expenses	10,138
Registration fees	184,429
Audit	105,049
Legal	3,253
Interest	144,520
Miscellaneous	13,689
Total expenses before reductions	8,125,392
Expense reductions	(286,923)
Total expenses after reductions		7,838,469
Net Investment income (loss)		103,668,999
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $971,747)	3,525,174
Foreign currency transactions	(405,293)
Futures contracts	6,972,476
Total net realized gain (loss)		10,092,357
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers(net of increase in deferred foreign taxes of $6,437,329)	154,605,623
Assets and liabilities in foreign currencies	(11,673)
Futures contracts	710,647
Total change in net unrealized appreciation (depreciation)		155,304,597
Net gain (loss)		165,396,954
Net increase (decrease) in net assets resulting from operations		$269,065,953
Statement of Changes in Net Assets

	Year ended October 31, 2023	Year ended October 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$103,668,999	$59,863,843
Net realized gain (loss)	10,092,357	(6,168,928)
Change in net unrealized appreciation (depreciation)	155,304,597	(412,507,271)
Net increase (decrease) in net assets resulting from operations	269,065,953	(358,812,356)
Distributions to shareholders	(53,120,773)	(41,568,890)

Share transactions
Proceeds from sales of shares	1,377,836,095	901,012,848
Reinvestment of distributions	51,309,868	41,085,516
Cost of shares redeemed	(545,094,970)	(262,187,253)

Net increase (decrease) in net assets resulting from share transactions	884,050,993	679,911,111
Total increase (decrease) in net assets	1,099,996,173	279,529,865

Net Assets
Beginning of period	2,071,952,752	1,792,422,887
End of period	$3,171,948,925	$2,071,952,752

Other Information
Shares
Sold	137,366,579	87,667,616
Issued in reinvestment of distributions	5,225,037	3,675,772
Redeemed	(53,285,723)	(25,061,997)
Net increase (decrease)	89,305,893	66,281,391

Financial Highlights
Fidelity® SAI Emerging Markets Low Volatility Index Fund

Years ended October 31,	2023	2022	2021	2020	2019 A
Selected Per-Share Data
Net asset value, beginning of period	$9.29	$11.44	$9.41	$10.11	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.35	.33	.27	.24	.22
Net realized and unrealized gain (loss)	.70	(2.22)	1.95	(.75)	(.11)
Total from investment operations	1.05	(1.89)	2.22	(.51)	.11
Distributions from net investment income	(.18)	(.26)	(.19)	(.19)	-
Total distributions	(.18)	(.26)	(.19)	(.19)	-
Net asset value, end of period	$10.16	$9.29	$11.44	$9.41	$10.11
Total Return D,E	11.41%	(16.88)%	23.79%	(5.10)%	1.10%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.26%	.26%	.23%	.24%	.35% H
Expenses net of fee waivers, if any	.26%	.25%	.23%	.24%	.26% H
Expenses net of all reductions	.26%	.25%	.23%	.24%	.26% H
Net investment income (loss)	3.37%	3.09%	2.44%	2.59%	2.90% H
Supplemental Data
Net assets, end of period (000 omitted)	$3,171,949	$2,071,953	$1,792,423	$1,259,405	$644,085
Portfolio turnover rate I	22%	21%	28%	30%	75% H

AFor the period January 30, 2019 (commencement of operations) through October 31, 2019.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAnnualized.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity® SAI International Low Volatility Index Fund
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2023	Past 1 year	Past 5 years	Life of Fund A
Fidelity® SAI International Low Volatility Index Fund	13.07%	2.18%	2.56%

A   From May 29, 2015
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI International Low Volatility Index Fund on May 29, 2015, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Fidelity International Low Volatility Focus Index℠, Fidelity SAI International Low Volatility Index Fund Linked Index and MSCI ACWI (All Country World Index) ex USA Index performed over the same period.

Fidelity® SAI International Low Volatility Index Fund
Management's Discussion of Fund Performance
Market Recap:
International (non-U.S.) equities gained 12.27% for the 12 months ending October 31, 2023, according to the MSCI ACWI (All Country World Index) ex USA Index, as global economic expansion and a slowing in the pace of inflation in some markets provided a favorable backdrop for risk assets. After returning -15.86% in 2022, the index's upturn has been largely driven by a narrow set of companies in the information technology and communication services sectors, in part due to excitement for generative artificial intelligence applications. The index gained 14.07% year to date through July, including strong gains in both June (+4.50%) and July (+4.07%). The rally for international equities sputtered for the next three months (-11.33%) amid a stalling pattern in disinflationary trends, heightened global recession and geopolitical risks, soaring yields on longer-term U.S. government bonds and particularly weak economic conditions in the eurozone and China. The three-month decline left non-U.S. stocks up 1.15% year to date through October. For the full 12 months, nearly all regions advanced, with Europe ex U.K. (+18%) and Japan (+17%) leading, whereas Canada (-0.38%) lagged by the widest margin. Each of the 11 sectors advanced, with information technology (+21%) and consumer discretionary (+19%) leading the way. Energy and industrials each rose about 14%. Conversely, four defensive-oriented sectors lagged by the widest margin: real estate (+4%), health care (+6%), consumer staples (+7%) and utilities (+8%).
Comments from the Geode Capital Management, LLC, passive equity index team:
For the fiscal year, the fund gained 13.07%, versus 12.52% for the benchmark Fidelity International Low Volatility Focus Index NR. (The fund's relative performance was affected by differing methodologies (fund versus index) for valuing certain foreign stocks and for incorporating foreign exchange rates, as well as by required local capital gains tax.) From a regional standpoint, Europe ex U.K. gained approximately 15% and contributed most versus the benchmark, followed by Japan (+18%). By sector, consumer discretionary gained 43% and notably contributed. Health care stocks also helped (+12%), benefiting from pharmaceuticals, biotechnology & life sciences (+14%). Financials rose about 15%, boosted by insurance (+24%); consumer staples gained 11%, lifted by household & personal products (+23%); and utilities advanced 18%. Other notable contributors included the communication services (+14%), industrials (+8%), materials (+8%) and information technology (+4%) sectors. In contrast, Asia Pacific ex Japan returned roughly -2% and was a notable detractor. From a sector standpoint, real estate returned about -2% and detracted most. This group was hampered by the equity real estate investment trusts (REITs) industry (-6%). Energy (-5%) also hurt. The top individual contributor was Novo-Nordisk (+78%), from the pharmaceuticals, biotechnology & life sciences group. Also in pharmaceuticals, biotechnology & life sciences, Novartis (+25%) helped. Another notable contributor was Prosus (+76%), a stock in the consumer discretionary distribution & retail industry. Another notable contributor was L'oreal (+40%), a stock in the household & personal products group. Conversely, the biggest individual detractor was Roche (-20%), from the pharmaceuticals, biotechnology & life sciences group. Also in pharmaceuticals, biotechnology & life sciences, CSL (-17%) hurt. Another notable detractor was Trend Micro (-25%), a stock in the software & services industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® SAI International Low Volatility Index Fund
Investment Summary October 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	2.5
Toyota Motor Corp. (Japan, Automobiles)	2.1
RELX PLC (London Stock Exchange) (United Kingdom, Professional Services)	2.1
Air Liquide SA (France, Chemicals)	2.0
GSK PLC (United States of America, Pharmaceuticals)	1.9
Novartis AG (Switzerland, Pharmaceuticals)	1.9
Tokio Marine Holdings, Inc. (Japan, Insurance)	1.9
Unilever PLC (United Kingdom, Personal Care Products)	1.9
AstraZeneca PLC (United Kingdom) (United Kingdom, Pharmaceuticals)	1.9
Sanofi SA (United States of America, Pharmaceuticals)	1.9
20.1

Market Sectors (% of Fund's net assets)

Health Care	17.2
Financials	14.5
Consumer Staples	13.8
Industrials	12.8
Communication Services	9.5
Utilities	8.0
Consumer Discretionary	7.8
Real Estate	6.2
Materials	6.0
Information Technology	3.4

Asset Allocation (% of Fund's net assets)

Futures - 0.8%

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Fidelity® SAI International Low Volatility Index Fund
Schedule of Investments October 31, 2023
Showing Percentage of Net Assets
Common Stocks - 99.2%
	Shares	Value ($)
Australia - 2.0%
ASX Ltd.	1,080,831	38,615,482
Insurance Australia Group Ltd.	13,760,071	49,639,983
Medibank Private Ltd.	15,522,664	33,874,780
TOTAL AUSTRALIA		122,130,245
Belgium - 0.5%
Elia Group SA/NV	154,969	14,700,152
Warehouses de Pauw	679,989	16,778,655
TOTAL BELGIUM		31,478,807
China - 0.0%
China Huishan Dairy Holdings Co. Ltd. (a)(b)	5,145,000	7
Denmark - 5.7%
Chr. Hansen Holding A/S	577,608	39,346,538
Coloplast A/S Series B	667,618	69,565,725
Novo Nordisk A/S Series B	1,585,356	152,949,177
Novozymes A/S Series B	606,047	27,201,769
Ringkjoebing Landbobank A/S	119,780	16,310,287
Tryg A/S	1,967,487	38,394,412
TOTAL DENMARK		343,767,908
Finland - 0.6%
Elisa Corp. (A Shares)	844,779	35,825,935
France - 4.6%
Air Liquide SA	723,368	123,950,736
bioMerieux SA	204,715	19,603,109
Hermes International SCA	15,574	28,996,183
Orange SA	9,194,913	108,151,010
TOTAL FRANCE		280,701,038
Germany - 5.7%
Beiersdorf AG	555,161	72,868,936
Deutsche Borse AG	573,934	94,467,505
Deutsche Telekom AG	1,397,316	30,326,879
Hannover Reuck SE	335,781	74,006,881
Symrise AG	740,798	75,701,608
TOTAL GERMANY		347,371,809
Hong Kong - 5.7%
CLP Holdings Ltd.	9,330,000	68,284,241
Hang Seng Bank Ltd.	4,075,000	46,589,825
Hong Kong & China Gas Co. Ltd.	60,578,015	42,168,894
Jardine Matheson Holdings Ltd.	1,352,576	54,807,921
Link (REIT)	9,495,829	43,577,716
MTR Corp. Ltd.	8,692,083	32,492,620
Power Assets Holdings Ltd.	7,632,500	36,489,674
Sino Land Ltd.	19,234,000	19,201,849
TOTAL HONG KONG		343,612,740
Ireland - 0.2%
Kerry Group PLC Class A	168,488	12,992,839
Israel - 0.7%
Elbit Systems Ltd. (Israel)	139,468	25,888,877
Mizrahi Tefahot Bank Ltd.	499,340	15,442,232
TOTAL ISRAEL		41,331,109
Italy - 0.4%
Recordati SpA	565,199	26,074,416
Japan - 30.5%
Advance Residence Investment Corp.	7,780	16,915,309
Ajinomoto Co., Inc.	2,231,900	81,514,983
Alfresa Holdings Corp.	556,900	8,821,627
Bridgestone Corp.	250,100	9,465,086
Canon, Inc.	2,110,200	49,886,598
Chubu Electric Power Co., Inc.	4,124,000	49,835,062
Daiwa House REIT Investment Corp.	11,993	21,224,583
FUJIFILM Holdings Corp.	1,776,510	97,171,196
Hankyu Hanshin Holdings, Inc.	1,360,540	42,807,488
Japan Post Bank Co. Ltd.	7,686,100	71,244,043
Japan Post Holdings Co. Ltd.	11,516,600	101,935,768
Japan Real Estate Investment Corp.	7,714	28,652,279
Kansai Electric Power Co., Inc.	4,608,700	59,009,069
KDDI Corp.	965,400	28,879,692
Kintetsu Group Holdings Co. Ltd.	1,073,200	30,196,381
Kyushu Railway Co.	888,000	18,156,313
McDonald's Holdings Co. (Japan) Ltd. (c)	489,300	19,037,588
Medipal Holdings Corp.	1,176,300	19,777,119
Nagoya Railroad Co. Ltd.	1,107,900	15,509,269
Nippon Building Fund, Inc.	9,413	37,820,808
Nippon Prologis REIT, Inc.	14,705	26,165,722
Nippon Telegraph & Telephone Corp.	85,089,500	100,131,253
Oriental Land Co. Ltd.	2,997,700	96,961,708
Osaka Gas Co. Ltd.	2,350,260	44,320,703
Otsuka Holdings Co. Ltd.	1,024,160	34,458,850
Pan Pacific International Holdings Ltd.	3,001,600	58,128,575
Secom Co. Ltd.	1,197,670	83,183,987
Sega Sammy Holdings, Inc.	604,100	9,447,869
Sekisui House Ltd.	1,302,400	25,504,574
Seven & i Holdings Co. Ltd.	1,553,200	56,907,245
Skylark Holdings Co. Ltd. (a)	1,282,400	18,920,260
SoftBank Corp.	8,682,000	98,166,230
Sohgo Security Services Co., Ltd.	2,446,300	14,326,070
Suntory Beverage & Food Ltd.	200,700	6,039,678
Tobu Railway Co. Ltd.	1,181,700	28,442,871
Tokio Marine Holdings, Inc.	5,109,100	114,301,991
Tokyo Gas Co. Ltd.	1,432,300	32,165,391
Toyota Motor Corp.	7,377,100	129,053,139
Trend Micro, Inc.	785,400	29,597,499
Zensho Holdings Co. Ltd.	505,600	26,575,278
TOTAL JAPAN		1,840,659,154
Netherlands - 4.2%
ASML Holding NV (Netherlands)	13,016	7,824,183
Koninklijke Ahold Delhaize NV	3,158,103	93,564,486
Koninklijke KPN NV	12,119,044	40,734,278
Wolters Kluwer NV	864,771	110,808,219
TOTAL NETHERLANDS		252,931,166
Norway - 0.8%
Gjensidige Forsikring ASA	1,059,930	15,873,877
Orkla ASA	2,733,899	18,829,749
Telenor ASA	1,279,731	13,076,891
TOTAL NORWAY		47,780,517
Singapore - 2.2%
CapitaLand Ascendas REIT	19,029,999	36,157,855
CapitaMall Trust	18,562,500	23,856,912
Mapletree Industrial (REIT)	11,305,910	17,771,794
Singapore Exchange Ltd.	4,633,300	32,079,409
Singapore Technologies Engineering Ltd.	8,789,700	24,129,992
TOTAL SINGAPORE		133,995,962
Spain - 0.6%
Redeia Corp. SA	2,440,978	37,980,057
Sweden - 1.1%
Axfood AB	604,939	13,364,267
Ericsson (B Shares)	5,427,407	24,313,319
Telia Co. AB (c)	13,264,606	28,120,265
TOTAL SWEDEN		65,797,851
Switzerland - 11.0%
Allreal Holding AG	86,418	13,851,200
Banque Cantonale Vaudoise	159,612	18,002,739
Barry Callebaut AG	1,609	2,432,117
BKW AG	71,725	12,032,359
DKSH Holding AG	198,599	12,160,682
Galenica AG (d)	279,854	21,089,421
Givaudan SA	30,693	101,899,478
Lindt & Spruengli AG	773	84,127,961
Novartis AG	1,228,510	115,012,574
PSP Swiss Property AG	257,684	31,642,173
Sandoz Group AG	245,879	6,392,611
SGS SA (Reg.)	647,279	52,641,896
Swiss Prime Site AG	430,903	39,980,447
Swisscom AG	143,235	85,659,144
Zurich Insurance Group Ltd.	137,457	65,067,866
TOTAL SWITZERLAND		661,992,668
United Kingdom - 13.7%
Admiral Group PLC	1,553,054	46,115,521
AstraZeneca PLC (United Kingdom)	901,970	112,930,028
Bunzl PLC	1,882,334	67,080,725
Diageo PLC	2,554,069	96,584,737
National Grid PLC	8,204,637	97,823,699
Pearson PLC	4,032,816	46,682,816
Reckitt Benckiser Group PLC	1,077,314	72,079,806
RELX PLC (London Stock Exchange)	3,611,883	126,154,822
Smith & Nephew PLC	4,683,170	52,409,982
Unilever PLC	2,389,080	113,148,464
TOTAL UNITED KINGDOM		831,010,600
United States of America - 9.0%
CSL Ltd.	459,338	67,886,540
Experian PLC	1,032,716	31,267,397
GSK PLC	6,578,292	117,269,727
Nestle SA (Reg. S)	997,037	107,519,254
Roche Holding AG (participation certificate)	409,732	105,591,887
Sanofi SA	1,238,183	112,434,718
TOTAL UNITED STATES OF AMERICA		541,969,523
TOTAL COMMON STOCKS (Cost $6,038,736,054)		5,999,404,351

Government Obligations - 0.0%
	Principal Amount (e)	Value ($)
United States of America - 0.0%
U.S. Treasury Bills, yield at date of purchase 5.42% 2/22/24 (f) (Cost $2,851,787)	2,900,000	2,851,619

Money Market Funds - 0.8%
	Shares	Value ($)
Fidelity Securities Lending Cash Central Fund 5.40% (g)(h) (Cost $45,398,400)	45,393,861	45,398,400

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $6,086,986,241)	6,047,654,370
NET OTHER ASSETS (LIABILITIES) - 0.0%	(1,960,508)
NET ASSETS - 100.0%	6,045,693,862

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE MSCI EAFE Index Contracts (United States)	469	Dec 2023	46,292,645	(1,927,253)	(1,927,253)

The notional amount of futures purchased as a percentage of Net Assets is 0.8%

Legend

(a)	Non-income producing
(b)	Level 3 security
(c)	Security or a portion of the security is on loan at period end.
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $21,089,421 or 0.3% of net assets.

(e)	Amount is stated in United States dollars unless otherwise noted.
(f)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,534,958.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(h)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	-	657,037,047	657,037,047	578,902	-	-	-	0.0%
Fidelity Securities Lending Cash Central Fund 5.40%	50,539,138	439,954,515	445,095,253	372,339	-	-	45,398,400	0.2%
Total	50,539,138	1,096,991,562	1,102,132,300	951,241	-	-	45,398,400

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	569,071,577	134,561,970	434,509,607	-
Consumer Discretionary	468,773,076	28,996,183	439,776,893	-
Consumer Staples	831,974,529	298,180,355	533,794,167	7
Financials	871,962,601	289,213,815	582,748,786	-
Health Care	1,042,267,511	142,725,282	899,542,229	-
Industrials	770,055,530	299,847,796	470,207,734	-
Information Technology	208,792,795	-	208,792,795	-
Materials	368,100,129	168,447,785	199,652,344	-
Real Estate	373,597,302	102,252,475	271,344,827	-
Utilities	494,809,301	64,712,568	430,096,733	-

Government Obligations	2,851,619	-	2,851,619	-

Money Market Funds	45,398,400	45,398,400	-	-
Total Investments in Securities:	6,047,654,370	1,574,336,629	4,473,317,734	7
Derivative Instruments: Liabilities
Futures Contracts	(1,927,253)	(1,927,253)	-	-
Total Liabilities	(1,927,253)	(1,927,253)	-	-
Total Derivative Instruments:	(1,927,253)	(1,927,253)	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	0	(1,927,253)
Total Equity Risk	0	(1,927,253)
Total Value of Derivatives	0	(1,927,253)

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Fidelity® SAI International Low Volatility Index Fund
Financial Statements
Statement of Assets and Liabilities
		October 31, 2023

Assets
Investment in securities, at value (including securities loaned of $42,878,310) - See accompanying schedule:
Unaffiliated issuers (cost $6,041,587,841)	$6,002,255,970
Fidelity Central Funds (cost $45,398,400)	45,398,400

Total Investment in Securities (cost $6,086,986,241)		$6,047,654,370
Foreign currency held at value (cost $4,803,582)		4,787,318
Receivable for fund shares sold		5,148,271
Dividends receivable		17,311,228
Reclaims receivable		24,752,422
Distributions receivable from Fidelity Central Funds		75,898
Receivable for daily variation margin on futures contracts		141,111
Prepaid expenses		7,475
Total assets		6,099,878,093
Liabilities
Payable to custodian bank	$1,737,495
Payable for fund shares redeemed	6,051,852
Accrued management fee	754,437
Other payables and accrued expenses	242,047
Collateral on securities loaned	45,398,400
Total Liabilities		54,184,231
Net Assets		$6,045,693,862
Net Assets consist of:
Paid in capital		$6,236,367,763
Total accumulated earnings (loss)		(190,673,901)
Net Assets		$6,045,693,862
Net Asset Value, offering price and redemption price per share ($6,045,693,862 ÷ 597,595,058 shares)		$10.12

Statement of Operations
		Year ended October 31, 2023
Investment Income
Dividends		$174,510,343
Interest		127,275
Income from Fidelity Central Funds (including $372,339 from security lending)		951,241
Income before foreign taxes withheld		$175,588,859
Less foreign taxes withheld		(14,417,820)
Total Income		161,171,039
Expenses
Management fee	$8,631,686
Custodian fees and expenses	467,180
Independent trustees' fees and expenses	19,807
Registration fees	151,158
Audit	57,940
Legal	6,984
Interest	392,278
Miscellaneous	33,136
Total expenses before reductions	9,760,169
Expense reductions	(57,981)
Total expenses after reductions		9,702,188
Net Investment income (loss)		151,468,851
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(166,070,175)
Foreign currency transactions	(1,239,676)
Futures contracts	7,334,337
Total net realized gain (loss)		(159,975,514)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	651,159,946
Assets and liabilities in foreign currencies	2,673,747
Futures contracts	(4,359,914)
Total change in net unrealized appreciation (depreciation)		649,473,779
Net gain (loss)		489,498,265
Net increase (decrease) in net assets resulting from operations		$640,967,116
Statement of Changes in Net Assets

	Year ended October 31, 2023	Year ended October 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$151,468,851	$139,463,048
Net realized gain (loss)	(159,975,514)	(61,447,136)
Change in net unrealized appreciation (depreciation)	649,473,779	(1,303,036,818)
Net increase (decrease) in net assets resulting from operations	640,967,116	(1,225,020,906)
Distributions to shareholders	(105,861,928)	(141,537,086)

Share transactions
Proceeds from sales of shares	1,822,038,768	2,573,305,678
Reinvestment of distributions	98,129,051	136,529,604
Cost of shares redeemed	(1,904,398,706)	(1,787,195,386)

Net increase (decrease) in net assets resulting from share transactions	15,769,113	922,639,896
Total increase (decrease) in net assets	550,874,301	(443,918,096)

Net Assets
Beginning of period	5,494,819,561	5,938,737,657
End of period	$6,045,693,862	$5,494,819,561

Other Information
Shares
Sold	175,043,162	254,202,230
Issued in reinvestment of distributions	9,952,236	12,222,883
Redeemed	(189,480,961)	(173,081,629)
Net increase (decrease)	(4,485,563)	93,343,484

Financial Highlights
Fidelity® SAI International Low Volatility Index Fund

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$9.13	$11.67	$9.64	$11.54	$10.49
Income from Investment Operations
Net investment income (loss) A,B	.27	.26	.27	.24	.28
Net realized and unrealized gain (loss)	.92	(2.52)	1.90	(1.46)	1.04
Total from investment operations	1.19	(2.26)	2.17	(1.22)	1.32
Distributions from net investment income	(.20)	(.28)	(.14)	(.22)	(.24)
Distributions from net realized gain	-	-	-	(.46)	(.03)
Total distributions	(.20)	(.28)	(.14)	(.68)	(.27)
Net asset value, end of period	$10.12	$9.13	$11.67	$9.64	$11.54
Total Return C	13.07%	(19.80)%	22.69%	(11.31)%	12.89%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.17%	.17%	.17%	.18%	.25%
Expenses net of fee waivers, if any	.17%	.17%	.17%	.18%	.20%
Expenses net of all reductions	.17%	.17%	.17%	.18%	.20%
Net investment income (loss)	2.63%	2.46%	2.37%	2.39%	2.59%
Supplemental Data
Net assets, end of period (000 omitted)	$6,045,694	$5,494,820	$5,938,738	$4,603,961	$2,548,056
Portfolio turnover rate F	37%	26%	26%	20%	93%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity® SAI U.S. Low Volatility Index Fund
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2023	Past 1 year	Past 5 years	Life of Fund A
Fidelity® SAI U.S. Low Volatility Index Fund	6.39%	8.98%	9.70%

A   From May 29, 2015
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI U.S. Low Volatility Index Fund on May 29, 2015, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Fidelity U.S. Low Volatility Focus Index℠, Fidelity SAI U.S. Low Volatility Index Fund Linked Index and S&P 500® Index performed over the same period.

Fidelity® SAI U.S. Low Volatility Index Fund
Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 10.14% for the 12 months ending October 31, 2023, according to the S&P 500® index, as global economic expansion and a slowing in the pace of inflation provided a favorable backdrop for higher-risk assets through July. After returning -18.11% in 2022, the index's upturn has been driven by a narrow set of companies in the information technology and communication services sectors, largely due to excitement for generative artificial intelligence. Monetary tightening by the U.S. Federal Reserve continued amid consistent pressure on core inflation. Since March 2022, the Fed has hiked its benchmark interest rate 11 times. The latest bump came in late July, a fourth consecutive raise of 25 basis points, followed by the decision to hold rates in September at a 22-year high so the Fed can observe the pause's effect on inflation and the economy. The year-to-date equity rally sputtered in August and continued to lose steam through October amid a stalling pattern in disinflationary trends, soaring yields on longer-term government bonds and mixed earnings from some big and influential firms. The S&P 500® closed at its 2023 high on July 31 before returning -3.27% in Q3 and -2.10% in October. Still, U.S. stocks ended October up 10.69% year to date. By sector for the full 12 months, communications services (+36%) and tech (+33%) led. In contrast, two defensive, rate-sensitive sectors lagged most: utilities (-8%) and real estate (-7%).
Comments from the Geode Capital Management, LLC, passive equity index team:
For the fiscal year ending October 31, 2023, the fund gained 6.39%, versus 6.46% for the benchmark Fidelity U.S. Low Volatility Focus Index TR. By sector, information technology gained 25% and contributed most, driven by the software & services industry (+36%). Financials stocks also helped, gaining about 10% and benefitting from the financial services industry (+14%). The health care sector rose approximately 5%, boosted by the pharmaceuticals, biotechnology & life sciences industry (+11%). Other notable contributors included the materials (+21%), communication services (+5%) and consumer discretionary (+4%) sectors. Conversely, consumer staples returned roughly -6% and detracted most. This group was hampered by the food, beverage & tobacco industry (-17%). Real estate (-7%), hampered by the equity real estate investment trusts (REITs) industry (-8%), and utilities (-6%) also hurt. Other notable detractors included the energy (-8%) and industrials (-1%) sectors. Turning to individual stocks, the top contributor was Microsoft (+47%), from the software & services group. Other notable contributors were Eli Lilly (+55%), a stock in the pharmaceuticals, biotechnology & life sciences industry and Intel (+33%), a stock in the semiconductors & semiconductor equipment group. Apple (+12%), a stock in the technology hardware & equipment category, also helped lift the fund. In contrast, the biggest individual detractor was Dollar General (-53%), from the consumer staples distribution & retail industry. Other notable detractors were Johnson & Johnson (-12%), a stock in the pharmaceuticals, biotechnology & life sciences category and Chevron (-16%), from the energy industry. Medtronic (-16%), a stock in the health care equipment & services category also hurt. Lastly, Crown Castle (-26%), a stock in the equity real estate investment trusts (REITs) group, detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® SAI U.S. Low Volatility Index Fund
Investment Summary October 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Microsoft Corp.	8.4
Apple, Inc.	4.4
Eli Lilly & Co.	3.6
UnitedHealth Group, Inc.	3.3
Visa, Inc. Class A	3.0
Procter & Gamble Co.	2.8
Merck & Co., Inc.	2.7
Cisco Systems, Inc.	2.6
Johnson & Johnson	2.6
The Home Depot, Inc.	2.5
35.9

Market Sectors (% of Fund's net assets)

Information Technology	25.1
Health Care	15.4
Financials	12.6
Industrials	9.0
Consumer Discretionary	8.5
Consumer Staples	7.9
Communication Services	5.8
Real Estate	4.5
Materials	4.4
Utilities	4.3
Energy	2.3

Asset Allocation (% of Fund's net assets)

Futures - 0.2%

Fidelity® SAI U.S. Low Volatility Index Fund
Schedule of Investments October 31, 2023
Showing Percentage of Net Assets
Common Stocks - 99.8%
	Shares	Value ($)
COMMUNICATION SERVICES - 5.8%
Diversified Telecommunication Services - 3.2%
AT&T, Inc.	8,486,018	130,684,677
Verizon Communications, Inc.	4,990,229	175,306,745
		305,991,422
Interactive Media & Services - 1.4%
Alphabet, Inc. Class A (a)	1,072,289	133,049,619
Media - 0.2%
Omnicom Group, Inc.	236,829	17,740,860
Wireless Telecommunication Services - 1.0%
T-Mobile U.S., Inc.	683,663	98,351,759
TOTAL COMMUNICATION SERVICES		555,133,660
CONSUMER DISCRETIONARY - 8.5%
Automobile Components - 0.1%
Gentex Corp.	277,411	7,956,147
Broadline Retail - 0.8%
Amazon.com, Inc. (a)	570,360	75,909,212
Diversified Consumer Services - 0.1%
Service Corp. International (b)	179,442	9,765,234
Hotels, Restaurants & Leisure - 2.8%
Domino's Pizza, Inc.	41,948	14,219,953
McDonald's Corp.	859,397	225,308,111
Yum China Holdings, Inc.	495,977	26,068,551
Yum! Brands, Inc.	49,617	5,996,711
		271,593,326
Household Durables - 0.2%
Garmin Ltd.	181,652	18,624,780
Specialty Retail - 4.5%
AutoZone, Inc. (a)	21,839	54,098,042
O'Reilly Automotive, Inc. (a)	72,265	67,238,247
The Home Depot, Inc.	845,718	240,767,457
TJX Companies, Inc.	450,638	39,687,689
Tractor Supply Co. (b)	130,060	25,044,354
		426,835,789
TOTAL CONSUMER DISCRETIONARY		810,684,488
CONSUMER STAPLES - 7.9%
Beverages - 1.1%
PepsiCo, Inc.	478,047	78,055,514
The Coca-Cola Co.	435,761	24,616,139
		102,671,653
Consumer Staples Distribution & Retail - 0.4%
Dollar General Corp.	260,086	30,960,637
Walmart, Inc.	56,146	9,174,818
		40,135,455
Food Products - 1.6%
Campbell Soup Co.	238,175	9,624,652
Flowers Foods, Inc.	228,813	5,017,869
General Mills, Inc.	697,202	45,485,458
Hormel Foods Corp.	343,836	11,191,862
Kellanova	305,146	15,400,719
McCormick & Co., Inc. (non-vtg.)	282,595	18,057,821
The Hershey Co.	174,830	32,754,401
The J.M. Smucker Co.	126,579	14,409,753
WK Kellogg Co. (b)	76,286	764,386
		152,706,921
Household Products - 4.6%
Church & Dwight Co., Inc.	289,947	26,367,780
Colgate-Palmolive Co.	984,715	73,971,791
Kimberly-Clark Corp.	400,479	47,913,308
Procter & Gamble Co.	1,831,275	274,746,188
The Clorox Co.	146,744	17,271,769
		440,270,836
Personal Care Products - 0.2%
Kenvue, Inc.	1,054,737	19,618,108
TOTAL CONSUMER STAPLES		755,402,973
ENERGY - 2.3%
Oil, Gas & Consumable Fuels - 2.3%
Chesapeake Energy Corp. (b)	123,217	10,606,519
Chevron Corp.	646,293	94,184,279
Coterra Energy, Inc.	899,113	24,725,608
DT Midstream, Inc. (b)	115,011	6,207,144
Kinder Morgan, Inc.	2,341,126	37,926,241
The Williams Companies, Inc.	1,446,015	49,742,916
		223,392,707
FINANCIALS - 12.6%
Banks - 0.4%
Commerce Bancshares, Inc.	134,719	5,908,775
First Financial Bankshares, Inc.	154,177	3,707,957
M&T Bank Corp.	196,891	22,199,460
Prosperity Bancshares, Inc.	111,912	6,103,680
		37,919,872
Capital Markets - 1.7%
Cboe Global Markets, Inc.	125,319	20,538,531
CME Group, Inc.	426,990	91,145,285
FactSet Research Systems, Inc.	45,485	19,644,517
Houlihan Lokey	59,886	6,019,741
NASDAQ, Inc.	401,960	19,937,216
SEI Investments Co.	120,260	6,453,152
		163,738,442
Financial Services - 4.1%
Fiserv, Inc. (a)	732,760	83,351,450
Jack Henry & Associates, Inc.	86,504	12,196,199
The Western Union Co.	444,502	5,018,428
Visa, Inc. Class A	1,220,411	286,918,626
		387,484,703
Insurance - 6.4%
Arch Capital Group Ltd. (a)	442,074	38,318,974
Arthur J. Gallagher & Co.	254,260	59,875,687
Assurant, Inc.	63,093	9,394,548
Brown & Brown, Inc.	279,454	19,399,697
Chubb Ltd.	491,633	105,514,274
Erie Indemnity Co. Class A	29,607	8,177,157
Globe Life, Inc.	105,486	12,274,351
Hanover Insurance Group, Inc. (b)	42,408	4,970,642
Hartford Financial Services Group, Inc.	368,256	27,048,403
Marsh & McLennan Companies, Inc.	587,245	111,371,014
Progressive Corp.	694,842	109,847,572
RLI Corp. (b)	48,127	6,412,441
Ryan Specialty Group Holdings, Inc. (a)(b)	110,517	4,774,334
Selective Insurance Group, Inc.	71,806	7,475,723
The Travelers Companies, Inc.	274,175	45,907,862
W.R. Berkley Corp.	238,350	16,069,557
Willis Towers Watson PLC	126,315	29,796,445
		616,628,681
TOTAL FINANCIALS		1,205,771,698
HEALTH CARE - 15.4%
Biotechnology - 1.2%
Amgen, Inc.	436,574	111,631,972
Health Care Equipment & Supplies - 1.4%
Medtronic PLC	1,524,031	107,535,627
ResMed, Inc.	174,410	24,630,180
		132,165,807
Health Care Providers & Services - 3.4%
Chemed Corp.	17,829	10,031,487
UnitedHealth Group, Inc.	593,987	318,115,678
		328,147,165
Pharmaceuticals - 9.4%
Eli Lilly & Co.	631,569	349,845,016
Johnson & Johnson	1,655,868	245,631,459
Merck & Co., Inc.	2,490,794	255,804,544
Zoetis, Inc. Class A	326,153	51,206,021
		902,487,040
TOTAL HEALTH CARE		1,474,431,984
INDUSTRIALS - 9.0%
Aerospace & Defense - 3.3%
General Dynamics Corp.	267,027	64,436,285
Huntington Ingalls Industries, Inc.	47,351	10,408,697
L3Harris Technologies, Inc.	224,885	40,346,618
Lockheed Martin Corp.	267,549	121,638,477
Northrop Grumman Corp.	169,444	79,880,985
		316,711,062
Air Freight & Logistics - 0.1%
C.H. Robinson Worldwide, Inc.	138,216	11,310,215
Building Products - 0.2%
Lennox International, Inc. (b)	38,349	14,209,838
Commercial Services & Supplies - 1.2%
Republic Services, Inc.	244,032	36,236,312
Rollins, Inc.	274,926	10,339,967
Waste Management, Inc.	439,440	72,213,175
		118,789,454
Construction & Engineering - 0.0%
MDU Resources Group, Inc.	241,723	4,498,465
Ground Transportation - 0.1%
Landstar System, Inc.	42,653	7,028,361
Machinery - 1.5%
Graco, Inc. (b)	199,823	14,856,840
IDEX Corp.	89,710	17,171,391
Nordson Corp.	63,892	13,582,800
Otis Worldwide Corp.	490,585	37,878,068
PACCAR, Inc.	620,313	51,194,432
Toro Co. (b)	123,789	10,007,103
		144,690,634
Professional Services - 2.6%
Automatic Data Processing, Inc.	490,386	107,012,033
Booz Allen Hamilton Holding Corp. Class A	157,014	18,830,689
Exponent, Inc. (b)	60,342	4,422,465
FTI Consulting, Inc. (a)(b)	40,335	8,561,507
Leidos Holdings, Inc.	162,820	16,138,718
Maximus, Inc.	72,152	5,391,197
Paychex, Inc.	380,850	42,293,393
Science Applications International Corp.	64,090	7,001,192
Verisk Analytics, Inc.	171,870	39,076,363
		248,727,557
TOTAL INDUSTRIALS		865,965,586
INFORMATION TECHNOLOGY - 25.1%
Communications Equipment - 3.2%
Cisco Systems, Inc.	4,728,905	246,517,818
Juniper Networks, Inc.	381,737	10,276,360
Motorola Solutions, Inc.	199,084	55,436,931
		312,231,109
Electronic Equipment, Instruments & Components - 0.3%
Badger Meter, Inc.	34,798	4,821,263
Teledyne Technologies, Inc. (a)	55,845	20,918,979
		25,740,242
IT Services - 1.5%
Accenture PLC Class A	170,729	50,721,879
Akamai Technologies, Inc. (a)	180,667	18,668,321
Amdocs Ltd.	143,412	11,495,906
IBM Corp.	280,906	40,630,244
VeriSign, Inc. (a)	107,501	21,463,650
		142,980,000
Semiconductors & Semiconductor Equipment - 4.1%
Intel Corp.	4,951,069	180,714,019
NVIDIA Corp.	138,609	56,524,750
Texas Instruments, Inc.	1,077,405	153,002,284
		390,241,053
Software - 11.6%
Aspen Technology, Inc. (a)(b)	34,650	6,159,038
Check Point Software Technologies Ltd. (a)(b)	116,111	15,587,902
Dolby Laboratories, Inc. Class A	70,533	5,708,941
Microsoft Corp.	2,376,434	803,496,096
Oracle Corp.	1,826,693	188,880,056
Qualys, Inc. (a)(b)	39,855	6,095,822
Roper Technologies, Inc.	126,527	61,817,296
SPS Commerce, Inc. (a)(b)	43,365	6,953,144
Tyler Technologies, Inc. (a)	49,766	18,557,741
		1,113,256,036
Technology Hardware, Storage & Peripherals - 4.4%
Apple, Inc.	2,465,608	421,051,878
TOTAL INFORMATION TECHNOLOGY		2,405,500,318
MATERIALS - 4.4%
Chemicals - 3.5%
Air Products & Chemicals, Inc.	263,665	74,469,543
Balchem Corp.	38,255	4,446,761
Ecolab, Inc.	139,010	23,317,537
FMC Corp.	148,424	7,896,157
Linde PLC	581,162	222,096,870
		332,226,868
Construction Materials - 0.6%
Martin Marietta Materials, Inc.	64,170	26,241,680
Vulcan Materials Co.	157,944	31,034,417
		57,276,097
Containers & Packaging - 0.3%
Aptargroup, Inc.	77,775	9,509,549
Packaging Corp. of America	106,751	16,338,241
Sonoco Products Co.	116,276	6,024,260
		31,872,050
TOTAL MATERIALS		421,375,015
REAL ESTATE - 4.5%
Equity Real Estate Investment Trusts (REITs) - 4.2%
Agree Realty Corp.	110,628	6,188,530
American Homes 4 Rent Class A	372,959	12,210,678
American Tower Corp.	553,203	98,575,243
Crown Castle International Corp.	514,777	47,863,965
CubeSmart	266,697	9,091,701
Digital Realty Trust, Inc.	237,437	29,527,665
Equinix, Inc.	111,014	81,000,255
Equity Lifestyle Properties, Inc.	207,773	13,671,463
Essex Property Trust, Inc.	9,841	2,105,187
Extra Space Storage, Inc.	250,706	25,970,635
Mid-America Apartment Communities, Inc.	29,550	3,491,333
Public Storage	187,823	44,835,228
Realty Income Corp.	169,514	8,031,573
Sun Communities, Inc.	147,675	16,427,367
		398,990,823
Real Estate Management & Development - 0.3%
CoStar Group, Inc. (a)	401,348	29,462,957
TOTAL REAL ESTATE		428,453,780
UTILITIES - 4.3%
Electric Utilities - 2.9%
Alliant Energy Corp.	298,403	14,559,082
American Electric Power Co., Inc.	611,068	46,160,077
Duke Energy Corp.	914,781	81,314,883
Evergy, Inc.	272,636	13,397,333
Eversource Energy	414,083	22,273,525
Exelon Corp.	1,078,608	42,000,996
Hawaiian Electric Industries, Inc. (b)	130,064	1,688,231
IDACORP, Inc.	60,073	5,689,514
Pinnacle West Capital Corp.	134,437	9,972,537
Xcel Energy, Inc.	653,285	38,720,202
		275,776,380
Gas Utilities - 0.2%
Atmos Energy Corp.	171,509	18,464,659
Multi-Utilities - 1.2%
Ameren Corp.	311,723	23,600,548
CMS Energy Corp.	346,202	18,812,617
Consolidated Edison, Inc.	411,351	36,112,504
DTE Energy Co.	24,666	2,377,309
WEC Energy Group, Inc.	374,428	30,474,695
		111,377,673
Water Utilities - 0.0%
American Water Works Co., Inc.	22,626	2,661,949
TOTAL UTILITIES		408,280,661
TOTAL COMMON STOCKS (Cost $8,110,374,299)		9,554,392,870

U.S. Treasury Obligations - 0.0%
	Principal Amount (c)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.42% 2/22/24 (d) (Cost $688,362)	700,000	688,322

Money Market Funds - 0.5%
	Shares	Value ($)
Fidelity Securities Lending Cash Central Fund 5.40% (e)(f) (Cost $51,820,121)	51,814,939	51,820,121

TOTAL INVESTMENT IN SECURITIES - 100.3% (Cost $8,162,882,782)	9,606,901,313
NET OTHER ASSETS (LIABILITIES) - (0.3)%	(32,140,853)
NET ASSETS - 100.0%	9,574,760,460

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	73	Dec 2023	15,374,713	30,470	30,470
CME E-mini S&P MidCap 400 Index Contracts (United States)	21	Dec 2023	4,987,710	(22,684)	(22,684)

TOTAL FUTURES CONTRACTS					7,786
The notional amount of futures purchased as a percentage of Net Assets is 0.2%

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)	Amount is stated in United States dollars unless otherwise noted.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $688,322.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(f)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	17,178,803	2,629,037,802	2,646,216,605	1,224,292	-	-	-	0.0%
Fidelity Securities Lending Cash Central Fund 5.40%	246,547,154	433,603,816	628,330,849	265,405	-	-	51,820,121	0.2%
Total	263,725,957	3,062,641,618	3,274,547,454	1,489,697	-	-	51,820,121

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	555,133,660	555,133,660	-	-
Consumer Discretionary	810,684,488	810,684,488	-	-
Consumer Staples	755,402,973	755,402,973	-	-
Energy	223,392,707	223,392,707	-	-
Financials	1,205,771,698	1,205,771,698	-	-
Health Care	1,474,431,984	1,474,431,984	-	-
Industrials	865,965,586	865,965,586	-	-
Information Technology	2,405,500,318	2,405,500,318	-	-
Materials	421,375,015	421,375,015	-	-
Real Estate	428,453,780	428,453,780	-	-
Utilities	408,280,661	408,280,661	-	-

U.S. Government and Government Agency Obligations	688,322	-	688,322	-

Money Market Funds	51,820,121	51,820,121	-	-
Total Investments in Securities:	9,606,901,313	9,606,212,991	688,322	-
Derivative Instruments: Assets
Futures Contracts	30,470	30,470	-	-
Total Assets	30,470	30,470	-	-
Liabilities
Futures Contracts	(22,684)	(22,684)	-	-
Total Liabilities	(22,684)	(22,684)	-	-
Total Derivative Instruments:	7,786	7,786	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	30,470	(22,684)
Total Equity Risk	30,470	(22,684)
Total Value of Derivatives	30,470	(22,684)

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Fidelity® SAI U.S. Low Volatility Index Fund
Financial Statements
Statement of Assets and Liabilities
		October 31, 2023

Assets
Investment in securities, at value (including securities loaned of $50,908,730) - See accompanying schedule:
Unaffiliated issuers (cost $8,111,062,661)	$9,555,081,192
Fidelity Central Funds (cost $51,820,121)	51,820,121

Total Investment in Securities (cost $8,162,882,782)		$9,606,901,313
Segregated cash with brokers for derivative instruments		13,181
Receivable for investments sold		12,082,732
Receivable for fund shares sold		3,175,409
Dividends receivable		12,554,790
Distributions receivable from Fidelity Central Funds		86,215
Receivable for daily variation margin on futures contracts		79,123
Prepaid expenses		10,572
Total assets		9,634,903,335
Liabilities
Payable to custodian bank	$578,749
Payable for fund shares redeemed	6,665,589
Accrued management fee	796,385
Other payables and accrued expenses	285,960
Collateral on securities loaned	51,816,192
Total Liabilities		60,142,875
Net Assets		$9,574,760,460
Net Assets consist of:
Paid in capital		$8,087,266,018
Total accumulated earnings (loss)		1,487,494,442
Net Assets		$9,574,760,460
Net Asset Value, offering price and redemption price per share ($9,574,760,460 ÷ 550,615,013 shares)		$17.39

Statement of Operations
		Year ended October 31, 2023
Investment Income
Dividends		$174,005,815
Interest		55,851
Income from Fidelity Central Funds (including $265,405 from security lending)		1,489,697
Total Income		175,551,363
Expenses
Management fee	$8,268,215
Custodian fees and expenses	110,751
Independent trustees' fees and expenses	27,863
Registration fees	353,608
Audit	46,946
Legal	10,980
Interest	650,452
Miscellaneous	43,626
Total expenses before reductions	9,512,441
Expense reductions	(2,884)
Total expenses after reductions		9,509,557
Net Investment income (loss)		166,041,806
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(27,383,730)
Futures contracts	2,537,728
Total net realized gain (loss)		(24,846,002)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	313,395,961
Futures contracts	(1,232,581)
Total change in net unrealized appreciation (depreciation)		312,163,380
Net gain (loss)		287,317,378
Net increase (decrease) in net assets resulting from operations		$453,359,184
Statement of Changes in Net Assets

	Year ended October 31, 2023	Year ended October 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$166,041,806	$144,362,325
Net realized gain (loss)	(24,846,002)	178,740,822
Change in net unrealized appreciation (depreciation)	312,163,380	(1,000,149,044)
Net increase (decrease) in net assets resulting from operations	453,359,184	(677,045,897)
Distributions to shareholders	(303,046,026)	(268,770,756)

Share transactions
Proceeds from sales of shares	5,108,381,896	3,039,157,235
Reinvestment of distributions	300,330,158	267,624,606
Cost of shares redeemed	(3,696,540,350)	(2,464,734,875)

Net increase (decrease) in net assets resulting from share transactions	1,712,171,704	842,046,966
Total increase (decrease) in net assets	1,862,484,862	(103,769,687)

Net Assets
Beginning of period	7,712,275,598	7,816,045,285
End of period	$9,574,760,460	$7,712,275,598

Other Information
Shares
Sold	294,395,239	172,683,980
Issued in reinvestment of distributions	17,887,442	14,640,296
Redeemed	(215,136,108)	(139,598,293)
Net increase (decrease)	97,146,573	47,725,983

Financial Highlights
Fidelity® SAI U.S. Low Volatility Index Fund

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$17.01	$19.26	$14.87	$15.12	$13.18
Income from Investment Operations
Net investment income (loss) A,B	.35	.33	.31	.30	.29
Net realized and unrealized gain (loss)	.71	(1.90)	4.30	.03	1.98
Total from investment operations	1.06	(1.57)	4.61	.33	2.27
Distributions from net investment income	(.35)	(.34)	(.22)	(.24)	(.20)
Distributions from net realized gain	(.34)	(.35)	-	(.34)	(.13)
Total distributions	(.68) C	(.68) C	(.22)	(.58)	(.33)
Net asset value, end of period	$17.39	$17.01	$19.26	$14.87	$15.12
Total Return D	6.39%	(8.39)%	31.25%	2.16%	17.62%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.11%	.11%	.11%	.12%	.19%
Expenses net of fee waivers, if any	.11%	.11%	.11%	.12%	.15%
Expenses net of all reductions	.11%	.11%	.11%	.12%	.15%
Net investment income (loss)	2.01%	1.85%	1.76%	2.06%	2.05%
Supplemental Data
Net assets, end of period (000 omitted)	$9,574,760	$7,712,276	$7,816,045	$5,243,996	$4,120,541
Portfolio turnover rate G	50%	41%	44%	49%	72%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended October 31, 2023

1. Organization.
Fidelity SAI Emerging Markets Low Volatility Index Fund, Fidelity SAI International Low Volatility Index Fund and Fidelity SAI U.S. Low Volatility Index Fund (the Funds) are funds of Fidelity Salem Street Trust (the Trust). Each Fund is authorized to issue an unlimited number of shares. Shares are offered only to certain clients of Fidelity Management & Research Company (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Investments in emerging markets, if applicable, can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Each Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of each Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated each Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, each Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages each Fund's fair valuation practices and maintains the fair valuation policies and procedures. Each Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2023 is included at the end of each Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and for certain Funds include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends or foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable or reclaims receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2023, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses or Deferred taxes on each applicable Fund's Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, certain Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to partnerships, futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Fidelity SAI Emerging Markets Low Volatility Index Fund	$3,202,110,425	$300,880,241	$ (324,565,148)	$ (23,684,907)
Fidelity SAI International Low Volatility Index Fund	6,130,089,647	559,927,388	(642,362,665)	(82,435,277)
Fidelity SAI U.S. Low Volatility Index Fund	8,244,883,658	1,891,094,759	(529,077,104)	1,362,017,655

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity SAI Emerging Markets Low Volatility Index Fund	$87,930,408	$ (3,358,628)	$ (23,788,994)
Fidelity SAI International Low Volatility Index Fund	135,132,899	(243,023,037)	(82,784,413)
Fidelity SAI U.S. Low Volatility Index Fund	125,476,788	-	1,362,017,655

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	Short-term	Long-term	Total capital loss carryforward
Fidelity SAI Emerging Markets Low Volatility Index Fund	$ (3,358,628)	$-	$ (3,358,628)
Fidelity SAI International Low Volatility Index Fund	(71,961,889)	(171,061,148)	(243,023,037)

The tax character of distributions paid was as follows:

October 31, 2023
	Ordinary Income	Long-term Capital Gains	Total
Fidelity SAI Emerging Markets Low Volatility Index Fund	$53,120,773	$-	$53,120,773
Fidelity SAI International Low Volatility Index Fund	105,861,928	-	105,861,928
Fidelity SAI U.S. Low Volatility Index Fund	154,189,107	148,856,919	303,046,026

October 31, 2022
	Ordinary Income	Long-term Capital Gains	Total
Fidelity SAI Emerging Markets Low Volatility Index Fund	$41,568,890	$-	$41,568,890
Fidelity SAI International Low Volatility Index Fund	141,537,086	-	141,537,086
Fidelity SAI U.S. Low Volatility Index Fund	159,841,640	108,929,116	268,770,756

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. Each Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI Emerging Markets Low Volatility Index Fund	1,598,763,368	650,290,667
Fidelity SAI International Low Volatility Index Fund	2,205,138,839	2,142,272,742
Fidelity SAI U.S. Low Volatility Index Fund	5,815,023,410	4,156,038,022

6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. Each Fund's management fee is equal to the following annual rate of average net assets:

Fidelity SAI Emerging Markets Low Volatility Index Fund	.15%
Fidelity SAI International Low Volatility Index Fund	.15%
Fidelity SAI U.S. Low Volatility Index Fund	.10%

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Funds. Geode provides discretionary investment advisory services to the Funds and is paid by the investment adviser for providing these services.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), each Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing each Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity SAI Emerging Markets Low Volatility Index Fund	Borrower	$ 14,395,603	4.91%	$113,934
Fidelity SAI International Low Volatility Index Fund	Borrower	$ 36,744,893	4.54%	$347,450
Fidelity SAI U.S. Low Volatility Index Fund	Borrower	$ 131,225,771	5.10%	$650,452

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity SAI Emerging Markets Low Volatility Index Fund	$5,372
Fidelity SAI International Low Volatility Index Fund	10,297
Fidelity SAI U.S. Low Volatility Index Fund	14,502

8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity SAI Emerging Markets Low Volatility Index Fund	$418	$-	$-
Fidelity SAI International Low Volatility Index Fund	$38,591	$-	$-
Fidelity SAI U.S. Low Volatility Index Fund	$22,227	$1,536	$368,632

9. Bank Borrowings.
The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:
	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity SAI Emerging Markets Low Volatility Index Fund	$8,082,885	5.24%	$30,586
Fidelity SAI International Low Volatility Index Fund	$8,858,128	4.67%	$44,828

10. Expense Reductions.
The investment adviser contractually agreed to reimburse expenses of Fidelity SAI Emerging Markets Low Volatility Index Fund to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through February 28, 2025. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following Funds were in reimbursement during the period:

	Expense Limitations	Reimbursement
Fidelity SAI Emerging Markets Low Volatility Index Fund	.25%	$286,923

Through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

Custodian credits
Fidelity SAI International Low Volatility Index Fund	57,981
Fidelity SAI U.S. Low Volatility Index Fund	2,884

11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

	Strategic Advisers Emerging Markets Fund	Strategic Advisers Fidelity Emerging Markets Fund	Strategic Advisers Fidelity International Fund	Strategic Advisers International Fund	Strategic Advisers Fidelity U.S. Total Stock Fund	Strategic Advisers Large Cap Fund
Fidelity SAI Emerging Markets Low Volatility Index Fund	18%	21%	-	-	-	-
Fidelity SAI International Low Volatility Index Fund	-	-	32%	14%	-	-
Fidelity SAI U.S. Low Volatility Index Fund	-	-	-	-	43%	11%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
Fidelity SAI Emerging Markets Low Volatility Index Fund	39%
Fidelity SAI International Low Volatility Index Fund	46%
Fidelity SAI U.S. Low Volatility Index Fund	54%

12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity SAI U.S. Low Volatility Index Fund, Fidelity SAI International Low Volatility Index Fund, and Fidelity SAI Emerging Markets Low Volatility Index Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Fidelity SAI U.S. Low Volatility Index Fund, Fidelity SAI International Low Volatility Index Fund, and Fidelity SAI Emerging Markets Low Volatility Index Fund (three of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the "Funds") as of October 31, 2023, the related statements of operations for the year ended October 31, 2023, the statements of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2023 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 14, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for Laura M. Bishop, Jonathan Chiel, Robert W. Helm, Christine J. Thompson, and Carol J. Zierhoffer, each of the Trustees oversees 313 funds. Mr. Chiel oversees 191 funds. Ms. Bishop, Mr. Helm, Ms. Thompson, and Ms. Zierhoffer each oversees 229 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.
Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is General Counsel (2012-present) and Head of Legal, Risk and Compliance (2022-present). Mr Chiel serves as Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present) and Director and President for OH Company LLC (holding company, 2018-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
Christine J. Thompson (1958)
Year of Election or Appointment: 2023
Trustee
Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity® funds.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).
Laura M. Bishop (1961)
Year of Election or Appointment: 2023
Trustee
Ms. Bishop also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity® funds (2022-2023).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Robert W. Helm (1957)
Year of Election or Appointment: 2023
Trustee
Mr. Helm also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity® funds (2021-2023).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Trustee
Ms. Zierhoffer also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity® funds (2023).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter is a Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments. Mr. Carter serves as Chief Legal Officer of Fidelity Investments Institutional Operations Company LLC - Shareholder Division (transfer agent, 2020-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Robin Foley (1964)
Year of Election or Appointment: 2023
Vice President
Ms. Foley also serves as Vice President of other funds. Ms. Foley serves as Head of Fidelity's Fixed Income division (2023-present) and is an employee of Fidelity Investments. Previously, Ms. Foley served as Chief Investment Officer of Bonds (2017-2023).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia is a Senior Vice President of Asset Management Compliance (2019-present) and is an employee of Fidelity Investments. Mr. Gouveia serves as Compliance Officer of Fidelity Management Trust Company (2023-present). Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2023 to October 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period- C May 1, 2023 to October 31, 2023

Fidelity® SAI Emerging Markets Low Volatility Index Fund	.25%
Actual		$ 1,000	$ 984.50	$ 1.25
Hypothetical-B		$ 1,000	$ 1,023.95	$ 1.28

Fidelity® SAI International Low Volatility Index Fund	.16%
Actual		$ 1,000	$ 933.60	$ .78
Hypothetical-B		$ 1,000	$ 1,024.40	$ .82

Fidelity® SAI U.S. Low Volatility Index Fund	.11%
Actual		$ 1,000	$ 994.90	$ .55
Hypothetical-B		$ 1,000	$ 1,024.65	$ .56

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended October 31, 2023 or, if subsequently determined to be different, the net capital gain of such year.

Fidelity SAI U.S. Low Volatility Index Fund	$7,329,683
A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

Fidelity SAI U.S. Low Volatility Index Fund
December 2022	86%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Fidelity SAI Emerging Markets Low Volatility Index Fund
December 2022	45.82%
Fidelity SAI International Low Volatility Index Fund
December 2022	94.89%
Fidelity SAI U.S. Low Volatility Index Fund
December 2022	93.44%

A percentage of the dividends distributed during the fiscal year for the following funds qualify as a section 199A dividend:

Fidelity SAI U.S. Low Volatility Index Fund
December 2022	6.57%

The funds hereby designate the amounts noted below as distributions paid during the fiscal year ended 20xx as qualifying to be taxed as section 163(j) interest dividends:

Fidelity SAI Emerging Markets Low Volatility Index Fund	$422,687

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity SAI Emerging Markets Low Volatility Index Fund	12/12/2022	$0.2279	$0.0439
Fidelity® SAI International Low Volatility Index Fund	12/12/2022	$0.2192	$0.0212

The funds will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity SAI Emerging Markets Low Volatility Index Fund
Fidelity SAI International Low Volatility Index Fund
Fidelity SAI U.S. Low Volatility Index Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of each fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreement (Sub-Advisory Agreement) for each fund with Geode Capital Management, LLC (Geode) (together, the Advisory Contracts). FMR and Geode are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board's Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of each fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its September 2023 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to each fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of each fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by Fidelity and Geode from their respective relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and are realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that each fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered the Investment Advisers' staffing as it relates to the funds, including the backgrounds and experience of investment personnel of Fidelity and Geode, and also considered the Investment Advisers' implementation of each fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and with senior management of Geode. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of each fund.
The Trustees also discussed with representatives of Fidelity, at meetings throughout the year, Fidelity's role in, among other things, overseeing compliance with federal securities laws and other applicable requirements by Geode with respect to the funds and monitoring and overseeing the performance and investment capabilities of Geode. The Trustees considered that the Board had received from Fidelity periodic reports about its oversight and due diligence processes, as well as periodic reports regarding the performance of Geode.
The Board also considered the nature, extent and quality of services provided by Geode. The Trustees noted that under the Sub-Advisory Agreement, subject to oversight by Fidelity, Geode is responsible for, among other things, identifying investments and arranging for execution of portfolio transactions to implement each fund's investment strategy. In addition, the Trustees noted that Geode is responsible for providing such reporting as may be requested by Fidelity to fulfill its oversight responsibilities discussed above.
Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staffs, including their size, education, experience, and resources, as well as Fidelity's and Geode's approach to recruiting, managing, training, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization and that Fidelity's and Geode's analysts have extensive resources, tools and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's and Geode's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and by FMR's affiliates under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers. The Board also considered each fund's securities lending activities and any payments made to Fidelity relating to securities lending.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for each fund for different time periods, measured against the securities market index each fund seeks to track (benchmark index). The Board also periodically considers each fund's tracking error versus its benchmark index. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds over different time periods and discussed with the Investment Advisers the reasons for such underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that an index fund's performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) of each fund compared to its benchmark index, over appropriate time periods taking into account relevant factors including the following: general market conditions; the characteristics of the fund's benchmark index; the extent to which statistical sampling is employed; any securities lending revenues; and fund cash flows and other factors.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of each fund's management fee and total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for each fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to each fund (referred to as the "asset size peer group"); (iii) total expense comparisons of each fund relative to funds and classes in the mapped group that have a similar sales load structure to each fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of each fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to each fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the management fee rate of each fund ranked equal to or below the competitive median of the mapped group for 2022. The information provided to the Board indicated that the management fee rate of Fidelity SAI Emerging Markets Low Volatility Fund and Fidelity SAI International Low Volatility ranked below the competitive median of the asset size peer group for 2022 and the management fee rate of Fidelity SAI U.S. Low Volatility Fund ranked below the competitive median of the asset size peer group for 2022.  Further, the information provided to the Board indicated that the total expense ratio of Fidelity SAI Emerging Markets Low Volatility Fund ranked above the competitive median of the similar sales load structure group for 2022 and above the competitive median of the total expense asset size peer group for 2022. The information provided to the Board indicated that the total expense ratio of each of Fidelity SAI International Low Volatility Index Fund and Fidelity SAI U.S. Low Volatility Index Fund ranked below the competitive median of the similar sales load structure group for 2022 and above the competitive median of the total expense asset size peer group for 2022.
For Fidelity SAI U.S. Low Volatility Fund, the Board considered that the fund's total expense ratio was under the competitive median of its similar sales load structure group. The Board considered that if funds in a fund complex with a unique at-cost service model were excluded from the total expense asset size peer groups, each of Fidelity SAI International Low Volatility Index Fund and Fidelity SAI U.S. Low Volatility Index Fund would not have been above the competitive median for 2022. For Fidelity SAI Emerging Markets Low Volatility Fund, the International Equity Index mapped group to which this fund is compared contains both emerging markets funds and developed markets funds that may not be directly comparable. The Board noted that, although total expenses ranked above median, Fidelity believes the fees charged are reasonable for the overall value of the nature and quality of services shareholders receive.
Other Contractual Arrangements. The Board further considered that FMR has contractually agreed to reimburse each fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.25% for Fidelity SAI Emerging Markets Low Volatility Index Fund, 0.20% for Fidelity SAI International Low Volatility Index Fund, and 0.15% for Fidelity SAI U.S. Low Volatility Index Fund through February 29, 2024.
Fees Charged to Other Clients. The Board also considered fee structures and other information with respect to clients of Fidelity and Geode, such as other funds advised or subadvised by Fidelity or Geode, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that each fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's and Geode's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's and Geode's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.
The Board also considered information regarding the profitability of Geode's relationship with each fund.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and Fidelity's views regarding portfolio manager investment in the Fidelity funds that they manage; (iii) hiring, training, and retaining personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends and market conditions; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons; (x) information concerning expense limitations applicable to certain funds; and (xi) matters related to money market funds, exchange-traded funds, and target date funds.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through September 30, 2024.
Proxy Voting Results
A special meeting of shareholders was held on October 18, 2023. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Abigail P. Johnson
Affirmative	378,729,502,260.010	97.580
Withheld	9,407,876,478.960	2.420
TOTAL	388,137,378,738.970	100.000
Jennifer Toolin McAuliffe
Affirmative	378,454,868,010.950	97.510
Withheld	9,682,510,728.020	2.490
TOTAL	388,137,378,738.970	100.000
Christine J. Thompson
Affirmative	378,837,121,274.520	97.600
Withheld	9,300,257,464.450	2.400
TOTAL	388,137,378,738.970	100.000
Elizabeth S. Acton
Affirmative	378,262,110,794.850	97.460
Withheld	9,875,267,944.120	2.540
TOTAL	388,137,378,738.970	100.000
Laura M. Bishop
Affirmative	380,482,113,171.060	98.030
Withheld	7,655,265,567.910	1.970
TOTAL	388,137,378,738.970	100.000
Ann E. Dunwoody
Affirmative	380,016,034,008.120	97.910
Withheld	8,121,344,730.850	2.090
TOTAL	388,137,378,738.970	100.000
John Engler
Affirmative	379,432,488,394.200	97.760
Withheld	8,704,890,344.770	2.240
TOTAL	388,137,378,738.970	100.000
Robert F. Gartland
Affirmative	378,741,819,600.600	97.580
Withheld	9,395,559,138.370	2.420
TOTAL	388,137,378,738.970	100.000
Robert W. Helm
Affirmative	380,389,324,755.070	98.000
Withheld	7,748,053,983.900	2.000
TOTAL	388,137,378,738.970	100.000
Arthur E. Johnson
Affirmative	378,427,694,151.670	97.500
Withheld	9,709,684,587.300	2.500
TOTAL	388,137,378,738.970	100.000
Michael E. Kenneally
Affirmative	377,842,228,145.180	97.350
Withheld	10,295,150,593.790	2.650
TOTAL	388,137,378,738.970	100.000
Mark A. Murray
Affirmative	380,158,432,703.370	97.940
Withheld	7,978,946,035.600	2.060
TOTAL	388,137,378,738.970	100.000
Carol J. Zierhoffer
Affirmative	380,522,113,360.240	98.040
Withheld	7,615,265,378.730	1.960
TOTAL	388,137,378,738.970	100.000

Proposal 1 reflects trust wide proposal and voting results.

1.9867660.108
SV1-SV2-ANN-1223
Fidelity® SAI Emerging Markets Value Index Fund

Annual Report
October 31, 2023

Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity® SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers.

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
The funds or securities referred to herein are not sponsored, endorsed, or promoted by Fidelity Product Services LLC (FPS), and FPS bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the relationship between FPS and any related funds.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2023	Past 1 year	Life of Fund A
Fidelity® SAI Emerging Markets Value Index Fund	15.81%	6.85%

A   From May 12, 2020
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI Emerging Markets Value Index Fund on May 12, 2020, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Fidelity Emerging Markets Value Focus Index℠ and MSCI ACWI (All Country World Index) ex USA Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
International (non-U.S.) equities gained 12.27% for the 12 months ending October 31, 2023, according to the MSCI ACWI (All Country World Index) ex USA Index, as global economic expansion and a slowing in the pace of inflation in some markets provided a favorable backdrop for risk assets. After returning -15.86% in 2022, the index's upturn has been largely driven by a narrow set of companies in the information technology and communication services sectors, in part due to excitement for generative artificial intelligence applications. The index gained 14.07% year to date through July, including strong gains in both June (+4.50%) and July (+4.07%). The rally for international equities sputtered for the next three months (-11.33%) amid a stalling pattern in disinflationary trends, heightened global recession and geopolitical risks, soaring yields on longer-term U.S. government bonds and particularly weak economic conditions in the eurozone and China. The three-month decline left non-U.S. stocks up 1.15% year to date through October. For the full 12 months, nearly all regions advanced, with Europe ex U.K. (+18%) and Japan (+17%) leading, whereas Canada (-0.38%) lagged by the widest margin. Each of the 11 sectors advanced, with information technology (+21%) and consumer discretionary (+19%) leading the way. Energy and industrials each rose about 14%. Conversely, four defensive-oriented sectors lagged by the widest margin: real estate (+4%), health care (+6%), consumer staples (+7%) and utilities (+8%).
Comments from the Geode Capital Management, LLC, passive equity index team:
For the fiscal year, the fund gained 15.81%, versus 16.36% for the benchmark Fidelity Emerging Markets Value Focus Index NR. (The fund's relative performance was affected by differing methodologies (fund versus index) for valuing certain foreign stocks and for incorporating foreign exchange rates, as well as by required local capital gains tax.) From a regional standpoint, emerging markets gained approximately 15% and contributed most versus the benchmark, followed by Asia Pacific ex Japan (+21%). By sector, information technology gained about 22% and notably contributed, driven by the semiconductors & semiconductor equipment industry (+33%). Financials stocks also helped (+17%), benefiting from banks (+13%). Energy rose roughly 34%, consumer discretionary gained about 14% and materials advanced 19%. Other contributors included the communication services (+7%), health care (+15%), utilities (+19%) and consumer staples (+7%) sectors. Conversely, from a sector standpoint, industrials returned 1% and detracted most. This group was hampered by the transportation industry (-5%). Real estate (-1%) also hurt, held back by the real estate management & development industry (+1%). The top individual contributor was Posco Holdings (+154%), from the materials group. Taiwan Semiconductor, within the semiconductors & semiconductor equipment industry, gained 37% and lifted the fund. In energy, Petrobras gained approximately 68% and helped. In contrast, the biggest individual detractor was Impala Platinum Holdings (-58%), from the materials category. Also in materials, Sibanye Stillwater (-43%) hurt. JD.com (-17%), a stock in the consumer discretionary distribution & retail industry, detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary October 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	4.1
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	3.8
Tencent Holdings Ltd. (China, Interactive Media & Services)	2.8
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.) (Brazil, Oil, Gas & Consumable Fuels)	2.1
China Construction Bank Corp. (H Shares) (China, Banks)	2.0
Alibaba Group Holding Ltd. (China, Broadline Retail)	1.9
Vale SA (Brazil, Metals & Mining)	1.8
Industrial & Commercial Bank of China Ltd. (H Shares) (China, Banks)	1.6
Hon Hai Precision Industry Co. Ltd. (Foxconn) (Taiwan, Electronic Equipment, Instruments & Components)	1.5
Bank of China Ltd. (H Shares) (China, Banks)	1.5
23.1

Market Sectors (% of Fund's net assets)

Financials	23.9
Information Technology	20.1
Consumer Discretionary	13.3
Communication Services	8.9
Materials	7.9
Industrials	6.6
Energy	5.4
Consumer Staples	5.0
Health Care	3.3
Utilities	2.6
Real Estate	1.6

Asset Allocation (% of Fund's net assets)

Futures - 1.4%

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Schedule of Investments October 31, 2023
Showing Percentage of Net Assets
Common Stocks - 95.8%
	Shares	Value ($)
Brazil - 3.4%
Banco do Brasil SA	3,188,400	30,576,514
Embraer SA (a)	1,549,000	5,404,256
Telefonica Brasil SA	925,500	8,304,581
Vale SA	3,533,300	48,355,769
TOTAL BRAZIL		92,641,120
Chile - 0.3%
Cencosud SA	2,867,251	4,645,267
Empresas CMPC SA	2,447,964	4,376,248
TOTAL CHILE		9,021,515
China - 23.2%
Agricultural Bank of China Ltd. (H Shares)	68,407,000	25,266,582
Alibaba Group Holding Ltd. (a)	5,212,800	53,666,188
Aluminum Corp. of China Ltd. (H Shares)	8,778,000	4,695,620
Anhui Conch Cement Co. Ltd. (H Shares)	2,632,000	6,550,245
Bank of China Ltd. (H Shares)	117,997,000	41,220,530
Bank of Communications Co. Ltd. (H Shares)	47,529,000	28,113,686
Beijing Enterprises Holdings Ltd.	1,065,500	3,550,098
CGN Power Co. Ltd. (H Shares) (b)	24,843,500	5,970,083
China CITIC Bank Corp. Ltd. (H Shares)	20,203,000	9,012,726
China Construction Bank Corp. (H Shares)	97,604,000	55,200,732
China Feihe Ltd. (b)	7,063,000	4,388,751
China Galaxy Securities Co. Ltd. (H Shares)	7,721,000	3,951,672
China Life Insurance Co. Ltd. (H Shares)	16,560,000	22,428,845
China Minsheng Banking Corp. Ltd. (H Shares)	14,628,000	4,863,237
China National Building Materials Co. Ltd. (H Shares)	10,144,000	4,828,502
China Overseas Land and Investment Ltd.	8,281,500	15,628,098
China Railway Group Ltd. (H Shares)	9,363,000	4,419,003
China State Construction International Holdings Ltd.	3,923,400	4,202,512
China Tower Corp. Ltd. (H Shares) (b)	103,846,000	9,683,730
China Vanke Co. Ltd. (H Shares)	4,910,400	4,593,956
CITIC Pacific Ltd.	14,242,000	12,104,827
COSCO SHIPPING Holdings Co. Ltd. (H Shares)	7,465,800	7,592,997
Daqo New Energy Corp. ADR (a)	128,484	3,271,203
GCL Technology Holdings Ltd.	42,180,000	6,211,753
Geely Automobile Holdings Ltd.	10,967,000	12,451,109
Haitong Securities Co. Ltd. (H Shares)	6,070,000	3,485,310
Hengan International Group Co. Ltd.	1,448,500	4,851,458
Industrial & Commercial Bank of China Ltd. (H Shares)	94,740,000	45,403,649
JD.com, Inc. Class A	2,802,200	35,624,824
Jiangxi Copper Co. Ltd. (H Shares)	2,408,800	3,405,938
Kunlun Energy Co. Ltd.	8,864,000	7,384,633
Lenovo Group Ltd.	16,464,000	19,159,685
Longfor Properties Co. Ltd. (b)	3,810,620	5,547,353
Meituan Class B (a)(b)	448,340	6,355,226
New China Life Insurance Co. Ltd. (H Shares)	1,910,100	4,190,111
People's Insurance Co. of China Group Ltd. (H Shares)	18,254,000	6,023,081
PICC Property & Casualty Co. Ltd. (H Shares)	15,354,000	17,533,581
Postal Savings Bank of China Co. Ltd. (H Shares) (b)	17,233,000	7,865,646
Qifu Technology, Inc. ADR	323,395	4,783,012
Sinopharm Group Co. Ltd. (H Shares)	2,986,000	7,140,372
SITC International Holdings Co. Ltd.	2,866,000	4,414,803
Tencent Holdings Ltd.	2,065,800	76,452,688
Vipshop Holdings Ltd. ADR (a)	734,989	10,480,943
Yangzijiang Shipbuilding Holdings Ltd.	6,066,300	6,430,176
Yankuang Energy Group Co. Ltd. (H Shares)	4,821,000	8,372,915
TOTAL CHINA		638,772,089
Czech Republic - 0.1%
CEZ A/S	96,661	4,136,043
Egypt - 0.1%
Commercial International Bank SAE	1,081,217	2,109,990
Greece - 0.4%
Eurobank Ergasias Services and Holdings SA (a)	3,246,101	5,296,307
National Bank of Greece SA (a)	1,100,642	6,288,782
TOTAL GREECE		11,585,089
Hong Kong - 0.5%
Orient Overseas International Ltd.	294,000	3,707,281
WH Group Ltd. (b)	17,417,000	10,402,010
TOTAL HONG KONG		14,109,291
Hungary - 0.3%
MOL Hungarian Oil and Gas PLC Series A (For. Reg.)	952,292	7,577,240
India - 19.0%
Aurobindo Pharma Ltd.	625,901	6,384,985
Bajaj Auto Ltd.	151,128	9,637,720
Bank of Baroda	2,301,692	5,425,591
Cipla Ltd./India (a)	1,193,478	17,199,025
Dr. Reddy's Laboratories Ltd.	270,521	17,455,480
HCL Technologies Ltd.	2,355,229	36,114,778
HDFC Bank Ltd.	873,951	15,503,249
Hero Motocorp Ltd.	289,073	10,724,138
Hindalco Industries Ltd.	3,250,581	17,937,070
Indus Towers Ltd. (a)	1,859,186	3,846,206
Infosys Ltd.	1,748,673	28,749,723
ITC Ltd.	6,546,395	33,687,819
Jindal Steel & Power Ltd.	885,349	6,739,190
Mahindra & Mahindra Ltd.	1,925,207	33,729,770
Maruti Suzuki India Ltd.	295,493	36,889,230
NMDC Ltd.	2,543,515	4,712,442
NTPC Ltd.	9,840,174	27,870,430
Oil & Natural Gas Corp. Ltd.	8,678,890	19,413,989
Power Finance Corp. Ltd.	3,231,412	9,566,964
REC Ltd.	2,754,215	9,517,129
Reliance Industries Ltd.	605,865	16,654,997
State Bank of India	3,972,193	26,983,361
Sun Pharmaceutical Industries Ltd.	2,171,924	28,387,633
Tata Motors Ltd.	4,499,126	33,971,866
Tata Steel Ltd.	17,950,116	25,606,967
Tech Mahindra Ltd.	1,409,151	19,198,384
Vedanta Ltd.	2,481,696	6,456,271
Wipro Ltd.	3,297,591	15,133,823
TOTAL INDIA		523,498,230
Indonesia - 1.9%
Indofood Sukses Makmur Tbk PT	9,770,100	4,090,290
PT Adaro Energy Indonesia Tbk	31,320,200	5,053,491
PT Astra International Tbk	45,046,500	16,386,997
PT Telkom Indonesia Persero Tbk	94,334,900	20,679,701
PT United Tractors Tbk	3,320,500	5,254,718
TOTAL INDONESIA		51,465,197
Korea (South) - 13.5%
GS Holdings Corp.	206,775	6,029,266
Hana Financial Group, Inc.	658,509	19,118,940
Hankook Tire Co. Ltd.	170,918	4,842,017
HMM Co. Ltd.	805,355	8,710,105
Hyundai Glovis Co. Ltd.	49,237	6,239,451
Hyundai Mobis	146,877	22,712,353
Hyundai Motor Co. Ltd.	279,437	35,152,449
Hyundai Steel Co.	190,063	4,615,177
Industrial Bank of Korea	638,860	5,279,352
KB Financial Group, Inc.	844,103	32,128,047
Kia Corp.	591,304	33,731,975
Korea Investment Holdings Co. Ltd.	101,931	3,804,902
Korean Air Lines Co. Ltd.	409,723	6,224,765
Kumho Petro Chemical Co. Ltd.	42,549	3,993,107
LG Corp.	294,051	16,806,239
LG Electronics, Inc.	183,508	13,592,994
LG Uplus Corp.	476,107	3,562,996
Samsung Electronics Co. Ltd.	2,089,922	103,871,407
Shinhan Financial Group Co. Ltd.	1,124,079	28,850,742
Woori Financial Group, Inc.	1,507,582	13,296,363
TOTAL KOREA (SOUTH)		372,562,647
Kuwait - 0.8%
Agility Public Warehousing Co. KSC (a)	3,573,304	6,073,866
Mobile Telecommunication Co.	4,718,483	7,334,272
National Bank of Kuwait	3,575,855	10,134,189
TOTAL KUWAIT		23,542,327
Malaysia - 1.5%
Genting Bhd	4,745,300	4,015,396
IHH Healthcare Bhd	7,055,700	8,881,673
Kuala Lumpur Kepong Bhd	1,251,000	5,774,804
PPB Group Bhd	1,582,900	5,088,609
Sime Darby Plantation Bhd	7,387,400	6,734,577
Tenaga Nasional Bhd	5,942,700	12,349,320
TOTAL MALAYSIA		42,844,379
Mexico - 2.2%
Alfa SA de CV Series A	6,970,500	4,345,689
America Movil S.A.B. de CV Series L	36,113,800	29,826,085
Arca Continental S.A.B. de CV	1,019,600	9,142,977
CEMEX S.A.B. de CV unit (a)	17,636,200	10,594,045
Grupo Televisa SA de CV	5,630,600	2,582,787
Ternium SA sponsored ADR	109,217	4,094,545
TOTAL MEXICO		60,586,128
Peru - 0.2%
Credicorp Ltd. (United States)	36,594	4,572,786
Philippines - 0.7%
Aboitiz Equity Ventures, Inc.	5,011,900	4,036,661
Ayala Corp.	551,150	5,878,778
Metropolitan Bank & Trust Co.	4,003,460	3,682,823
PLDT, Inc.	192,325	4,099,858
Universal Robina Corp.	726,130	1,396,536
TOTAL PHILIPPINES		19,094,656
Poland - 0.8%
KGHM Polska Miedz SA (Bearer)	52,329	1,394,554
Orlen SA	1,188,449	18,763,276
PGE Polska Grupa Energetyczna SA (a)	1,897,419	3,287,559
TOTAL POLAND		23,445,389
Qatar - 0.9%
Industries Qatar QSC (a)	3,339,700	11,208,771
Ooredoo QSC	1,710,835	4,647,118
Qatar National Bank SAQ	2,323,608	9,502,478
TOTAL QATAR		25,358,367
Russia - 0.1%
Gazprom OAO (c)	9,889,350	1,035,073
Inter Rao Ues JSC (c)	63,735,100	351,472
Magnit OJSC (c)	135,409	2,783
Mobile TeleSystems OJSC sponsored ADR (a)(c)	753,517	750,495
Sberbank of Russia (c)	440,500	2,709
Surgutneftegas OJSC (c)	29,672,400	363,173
VK Co. Ltd. GDR (Reg. S) (a)(c)	217,763	479,079
VTB Bank OJSC (a)(c)	9,075,720,096	346,829
TOTAL RUSSIA		3,331,613
Saudi Arabia - 3.5%
Almarai Co. Ltd.	556,355	8,289,862
Banque Saudi Fransi	962,003	9,192,826
Etihad Etisalat Co.	839,652	10,317,720
Riyad Bank	1,688,807	11,951,654
Sahara International Petrochemical Co.	762,349	6,553,405
Saudi Electricity Co.	1,761,760	8,358,921
Saudi Telecom Co.	3,429,710	35,105,252
The Savola Group	582,283	5,649,616
TOTAL SAUDI ARABIA		95,419,256
South Africa - 3.1%
Absa Group Ltd.	1,264,127	11,525,176
Anglo American Platinum Ltd.	123,981	4,142,402
Aspen Pharmacare Holdings Ltd.	866,830	7,873,677
Exxaro Resources Ltd.	536,372	5,380,556
Growthpoint Properties Ltd. (d)	5,717,169	2,972,468
Impala Platinum Holdings Ltd.	1,931,851	8,047,303
MTN Group Ltd.	1,970,850	9,620,815
MultiChoice Group Ltd. (a)	982,129	3,678,735
Sasol Ltd.	1,298,732	16,415,634
Sibanye-Stillwater Ltd.	6,299,205	8,034,964
Woolworths Holdings Ltd.	1,814,035	6,753,904
TOTAL SOUTH AFRICA		84,445,634
Taiwan - 15.2%
Acer, Inc.	6,783,000	7,163,334
ASE Technology Holding Co. Ltd.	7,592,000	26,558,977
ASUSTeK Computer, Inc.	1,515,000	15,872,742
Catcher Technology Co. Ltd.	1,514,000	8,486,841
Cathay Financial Holding Co. Ltd.	20,714,023	28,088,319
Compal Electronics, Inc.	9,219,000	8,012,836
EVA Airways Corp.	5,729,000	4,854,532
Evergreen Marine Corp. (Taiwan)	2,260,300	7,515,984
Foxconn Technology Co. Ltd.	2,329,000	3,775,967
Fubon Financial Holding Co. Ltd.	11,296,675	20,991,059
Hon Hai Precision Industry Co. Ltd. (Foxconn)	13,992,000	41,729,957
Novatek Microelectronics Corp.	1,259,000	17,716,934
Pegatron Corp.	4,689,000	10,933,930
Pou Chen Corp.	5,640,000	5,023,415
Powerchip Semiconductor Manufacturing Corp.	6,606,600	5,430,538
Powertech Technology, Inc.	1,588,000	5,155,177
Radiant Opto-Electronics Corp.	1,035,000	3,964,083
Sino-American Silicon Products, Inc.	1,239,000	6,267,479
Taiwan Semiconductor Manufacturing Co. Ltd.	6,933,000	113,146,143
Uni-President Enterprises Corp.	8,116,000	17,013,835
Unimicron Technology Corp.	2,882,000	12,843,574
United Microelectronics Corp.	24,877,000	35,748,413
Wan Hai Lines Ltd.	3,122,000	4,458,720
Yang Ming Marine Transport Corp.	3,886,000	5,061,030
Zhen Ding Technology Holding Ltd.	1,412,400	4,267,015
TOTAL TAIWAN		420,080,834
Thailand - 1.6%
Advanced Information Service PCL NVDR	2,225,500	13,555,561
Bangkok Bank PCL:
(For. Reg.)	400	1,743
NVDR	1,274,000	5,551,906
Charoen Pokphand Foods PCL:
(For. Reg.)	34,900	18,054
NVDR	7,630,800	3,947,470
Kasikornbank PCL:
(For. Reg.)	12,500	45,463
NVDR	2,571,100	9,351,123
SCB X PCL NVDR	1,873,300	5,107,696
Thai Beverage PCL	19,007,800	7,507,721
TOTAL THAILAND		45,086,737
Turkey - 0.7%
Haci Omer Sabanci Holding A/S	2,115,265	3,996,104
Koc Holding A/S	1,819,812	8,790,850
Turkiye Is Bankasi A/S Series C	7,169,662	5,311,564
TOTAL TURKEY		18,098,518
United Arab Emirates - 1.6%
Emaar Properties PJSC	7,896,101	14,381,954
Emirates NBD Bank PJSC	4,976,618	22,965,879
Multiply Group (a)	7,477,417	6,921,649
TOTAL UNITED ARAB EMIRATES		44,269,482
United States of America - 0.2%
JBS SA	1,480,900	5,883,359
TOTAL COMMON STOCKS (Cost $2,877,127,400)		2,643,537,916

Nonconvertible Preferred Stocks - 2.8%
	Shares	Value ($)
Brazil - 2.6%
Gerdau SA	2,419,390	10,446,793
Metalurgica Gerdau SA (PN)	1,691,500	3,465,700
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.)	8,138,000	56,074,601
TOTAL BRAZIL		69,987,094
Chile - 0.1%
Sociedad Quimica y Minera de Chile SA (PN-B)	50,837	2,459,488
Colombia - 0.1%
Bancolombia SA (PN)	447,671	2,871,359
Russia - 0.0%
AK Transneft OAO (c)	2,792	810,352
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $64,570,123)		76,128,293

Government Obligations - 0.1%
	Principal Amount (e)	Value ($)
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 5.42% 2/22/24 (f) (Cost $1,868,412)	1,900,000	1,868,302

Money Market Funds - 1.5%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (g)	38,486,483	38,494,181
Fidelity Securities Lending Cash Central Fund 5.40% (g)(h)	2,999,700	3,000,000
TOTAL MONEY MARKET FUNDS (Cost $41,494,181)		41,494,181

TOTAL INVESTMENT IN SECURITIES - 100.2% (Cost $2,985,060,116)	2,763,028,692
NET OTHER ASSETS (LIABILITIES) - (0.2)%	(4,584,065)
NET ASSETS - 100.0%	2,758,444,627

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE MSCI Emerging Markets Index Contracts (United States)	839	Dec 2023	38,560,440	(1,090,836)	(1,090,836)

The notional amount of futures purchased as a percentage of Net Assets is 1.4%

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $50,212,799 or 1.8% of net assets.

(c)	Level 3 security
(d)	Security or a portion of the security is on loan at period end.
(e)	Amount is stated in United States dollars unless otherwise noted.
(f)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,080,665.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(h)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	19,455,170	255,325,068	236,286,057	725,568	-	-	38,494,181	0.1%
Fidelity Securities Lending Cash Central Fund 5.40%	1,612,397	239,621,177	238,233,574	247,005	-	-	3,000,000	0.0%
Total	21,067,567	494,946,245	474,519,631	972,573	-	-	41,494,181

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	244,527,679	111,417,365	131,880,740	1,229,574
Consumer Discretionary	369,355,517	17,234,847	352,120,670	-
Consumer Staples	138,515,798	33,611,081	104,901,934	2,783
Energy	144,754,381	87,795,673	54,750,110	2,208,598
Financials	658,282,318	141,078,620	516,854,160	349,538
Health Care	93,322,845	7,873,677	85,449,168	-
Industrials	180,278,696	45,204,569	135,074,127	-
Information Technology	558,784,696	3,271,203	555,513,493	-
Materials	215,461,891	89,281,059	126,180,832	-
Real Estate	43,123,829	17,354,422	25,769,407	-
Utilities	73,258,559	15,782,523	57,124,564	351,472

Government Obligations	1,868,302	-	1,868,302	-

Money Market Funds	41,494,181	41,494,181	-	-
Total Investments in Securities:	2,763,028,692	611,399,220	2,147,487,507	4,141,965
Derivative Instruments: Liabilities
Futures Contracts	(1,090,836)	(1,090,836)	-	-
Total Liabilities	(1,090,836)	(1,090,836)	-	-
Total Derivative Instruments:	(1,090,836)	(1,090,836)	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	0	(1,090,836)
Total Equity Risk	0	(1,090,836)
Total Value of Derivatives	0	(1,090,836)

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Financial Statements
Statement of Assets and Liabilities
		October 31, 2023

Assets
Investment in securities, at value (including securities loaned of $2,584,428) - See accompanying schedule:
Unaffiliated issuers (cost $2,943,565,935)	$2,721,534,511
Fidelity Central Funds (cost $41,494,181)	41,494,181

Total Investment in Securities (cost $2,985,060,116)		$2,763,028,692
Foreign currency held at value (cost $4,221,823)		4,216,586
Receivable for fund shares sold		2,317,512
Dividends receivable		5,813,151
Distributions receivable from Fidelity Central Funds		144,073
Prepaid expenses		3,390
Other receivables		382,004
Total assets		2,775,905,408
Liabilities
Payable for fund shares redeemed	$890,942
Accrued management fee	350,648
Payable for daily variation margin on futures contracts	241,189
Deferred taxes	12,312,442
Other payables and accrued expenses	665,560
Collateral on securities loaned	3,000,000
Total Liabilities		17,460,781
Net Assets		$2,758,444,627
Net Assets consist of:
Paid in capital		$3,178,256,686
Total accumulated earnings (loss)		(419,812,059)
Net Assets		$2,758,444,627
Net Asset Value, offering price and redemption price per share ($2,758,444,627 ÷ 244,818,579 shares)		$11.27

Statement of Operations
		Year ended October 31, 2023
Investment Income
Dividends		$150,610,028
Interest		100,090
Income from Fidelity Central Funds (including $247,005 from security lending)		972,573
Income before foreign taxes withheld		$151,682,691
Less foreign taxes withheld		(17,813,290)
Total Income		133,869,401
Expenses
Management fee	$4,141,661
Custodian fees and expenses	1,698,634
Independent trustees' fees and expenses	9,472
Registration fees	97,630
Audit	97,216
Legal	3,160
Interest	126,333
Miscellaneous	13,557
Total Expenses		6,187,663
Net Investment income (loss)		127,681,738
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $1,688,078)	(128,353,720)
Foreign currency transactions	(568,467)
Futures contracts	2,249,443
Total net realized gain (loss)		(126,672,744)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers(net of increase in deferred foreign taxes of $6,257,757)	378,091,203
Assets and liabilities in foreign currencies	(63,959)
Futures contracts	(908,699)
Total change in net unrealized appreciation (depreciation)		377,118,545
Net gain (loss)		250,445,801
Net increase (decrease) in net assets resulting from operations		$378,127,539
Statement of Changes in Net Assets

	Year ended October 31, 2023	Year ended October 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$127,681,738	$126,441,332
Net realized gain (loss)	(126,672,744)	(160,063,213)
Change in net unrealized appreciation (depreciation)	377,118,545	(724,011,121)
Net increase (decrease) in net assets resulting from operations	378,127,539	(757,633,002)
Distributions to shareholders	(124,080,652)	(110,523,013)

Share transactions
Proceeds from sales of shares	172,147,252	1,475,059,590
Reinvestment of distributions	113,809,111	110,523,013
Cost of shares redeemed	(214,463,522)	(254,572,119)

Net increase (decrease) in net assets resulting from share transactions	71,492,841	1,331,010,484
Total increase (decrease) in net assets	325,539,728	462,854,469

Net Assets
Beginning of period	2,432,904,899	1,970,050,430
End of period	$2,758,444,627	$2,432,904,899

Other Information
Shares
Sold	15,065,921	116,250,779
Issued in reinvestment of distributions	10,374,577	8,108,805
Redeemed	(19,027,713)	(23,481,271)
Net increase (decrease)	6,412,785	100,878,313

Financial Highlights
Fidelity® SAI Emerging Markets Value Index Fund

Years ended October 31,	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$10.20	$14.32	$11.78	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.53	.61	.51	.19
Net realized and unrealized gain (loss)	1.07	(4.04)	2.22	1.59
Total from investment operations	1.60	(3.43)	2.73	1.78
Distributions from net investment income	(.53)	(.37)	(.17)	-
Distributions from net realized gain	-	(.32)	(.02)	-
Total distributions	(.53)	(.69)	(.19)	-
Net asset value, end of period	$11.27	$10.20	$14.32	$11.78
Total Return D,E	15.81%	(25.19)%	23.32%	17.80%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.22%	.22%	.22%	.27% H,I
Expenses net of fee waivers, if any	.22%	.22%	.22%	.25% I
Expenses net of all reductions	.22%	.22%	.22%	.25% I
Net investment income (loss)	4.63%	4.95%	3.53%	3.43% I
Supplemental Data
Net assets, end of period (000 omitted)	$2,758,445	$2,432,905	$1,970,050	$838,148
Portfolio turnover rate J	35%	30%	33%	17% K

AFor the period May 12, 2020 (commencement of operations) through October 31, 2020.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAudit fees are not annualized.

IAnnualized.

JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

KAmount not annualized.

Notes to Financial Statements
For the period ended October 31, 2023

1. Organization.
Fidelity SAI Emerging Markets Value Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities.  U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Deferred taxes on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to, futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$247,083,704
Gross unrealized depreciation	(504,861,151)
Net unrealized appreciation (depreciation)	$(257,777,447)
Tax Cost	$3,020,806,139

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$122,190,850
Capital loss carryforward	$(271,838,382)
Net unrealized appreciation (depreciation) on securities and other investments	$(257,852,085)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(120,116,043)
Long-term	(151,722,339)
Total capital loss carryforward	$(271,838,382)

The tax character of distributions paid was as follows:

	October 31, 2023	October 31, 2022
Ordinary Income	$124,080,652	$ 96,324,436
Long-term Capital Gains	-	14,198,577
Total	$124,080,652	$ 110,523,013

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI Emerging Markets Value Index Fund	998,351,091	950,053,249
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .15% of the Fund's average net assets.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity SAI Emerging Markets Value Index Fund	Borrower	$ 16,177,980	4.90%	$108,006

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity SAI Emerging Markets Value Index Fund	$4,957

8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity SAI Emerging Markets Value Index Fund	$26,171	$-	$-
9. Bank Borrowings.
The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:
	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity SAI Emerging Markets Value Index Fund	$13,659,800	4.83%	$ 18,327
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

	Strategic Advisers Emerging Markets Fund	Strategic Advisers Fidelity Emerging Markets Fund
Fidelity SAI Emerging Markets Value Index Fund	27%	64%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
Fidelity SAI Emerging Markets Value Index Fund	91%
11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity SAI Emerging Markets Value Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity SAI Emerging Markets Value Index Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the "Fund") as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statement of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the three years in the period ended October 31, 2023 and for the period May 12, 2020 (commencement of operations) through October 31, 2020 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the three years in the period ended October 31, 2023 and for the period May 12, 2020 (commencement of operations) through October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 14, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Laura M. Bishop, Jonathan Chiel, Robert W. Helm, Christine J. Thompson, and Carol J. Zierhoffer, each of the Trustees oversees 313 funds. Mr. Chiel oversees 191 funds. Ms. Bishop, Mr. Helm, Ms. Thompson, and Ms. Zierhoffer each oversees 229 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is General Counsel (2012-present) and Head of Legal, Risk and Compliance (2022-present). Mr Chiel serves as Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present) and Director and President for OH Company LLC (holding company, 2018-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
Christine J. Thompson (1958)
Year of Election or Appointment: 2023
Trustee
Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity® funds.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).
Laura M. Bishop (1961)
Year of Election or Appointment: 2023
Trustee
Ms. Bishop also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity® funds (2022-2023).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Robert W. Helm (1957)
Year of Election or Appointment: 2023
Trustee
Mr. Helm also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity® funds (2021-2023).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Trustee
Ms. Zierhoffer also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity® funds (2023).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter is a Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments. Mr. Carter serves as Chief Legal Officer of Fidelity Investments Institutional Operations Company LLC - Shareholder Division (transfer agent, 2020-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Robin Foley (1964)
Year of Election or Appointment: 2023
Vice President
Ms. Foley also serves as Vice President of other funds. Ms. Foley serves as Head of Fidelity's Fixed Income division (2023-present) and is an employee of Fidelity Investments. Previously, Ms. Foley served as Chief Investment Officer of Bonds (2017-2023).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia is a Senior Vice President of Asset Management Compliance (2019-present) and is an employee of Fidelity Investments. Mr. Gouveia serves as Compliance Officer of Fidelity Management Trust Company (2023-present). Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2023 to October 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period- C May 1, 2023 to October 31, 2023

Fidelity® SAI Emerging Markets Value Index Fund	.22%
Actual		$ 1,000	$ 978.30	$ 1.10
Hypothetical-B		$ 1,000	$ 1,024.10	$ 1.12

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund designates 49.56% % of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.6024 and $0.0744 for the dividend paid December 12, 2022.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity SAI Emerging Markets Value Index Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreement (Sub-Advisory Agreement) for the fund with Geode Capital Management, LLC (Geode) (together, the Advisory Contracts). FMR and Geode are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board's Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of the fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its September 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by Fidelity and Geode from their respective relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered the Investment Advisers' staffing as it relates to the fund, including the backgrounds and experience of investment personnel, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and with senior management of Geode. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of the fund.
The Trustees also discussed with representatives of Fidelity, at meetings throughout the year, Fidelity's role in, among other things, overseeing compliance with federal securities laws and other applicable requirements by Geode with respect to the fund and monitoring and overseeing the performance and investment capabilities of Geode. The Trustees considered that the Board had received from Fidelity periodic reports about its oversight and due diligence processes, as well as periodic reports regarding the performance of Geode.
The Board also considered the nature, extent and quality of services provided by Geode. The Trustees noted that under the Sub-Advisory Agreement, subject to oversight by Fidelity, Geode is responsible for, among other things, identifying investments and arranging for execution of portfolio transactions to implement the fund's investment strategy. In addition, the Trustees noted that Geode is responsible for providing such reporting as may be requested by Fidelity to fulfill its oversight responsibilities discussed above.
Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staffs, including their size, education, experience, and resources, as well as Fidelity's and Geode's approach to recruiting, managing, training, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization and that Fidelity's and Geode's analysts have extensive resources, tools and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's and Geode's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and by FMR's affiliates under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against the securities market index the fund seeks to track (benchmark index). The Board also periodically considers the fund's tracking error versus its benchmark index. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds over different time periods and discussed with the Investment Advisers the reasons for such underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that an index fund's performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) of the fund compared to the fund's benchmark index, over appropriate time periods taking into account relevant factors including the following: general market conditions; the characteristics of the fund's benchmark index; the extent to which statistical sampling is employed; any securities lending revenues; and fund cash flows and other factors.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for 2022 and below the competitive median of the asset size peer group for 2022. Further, the information provided to the Board indicated that the total expense ratio of the fund ranked above the competitive median of the similar sales load structure group for 2022 and above the competitive median of the total expense asset size peer group for 2022.
The Board considered that, when compared to a subset of each group that excludes funds in a fund complex with a unique at-cost service model, the fund's total expense ratio would not be above the competitive median for 2022.
Other Contractual Arrangements. The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.25% through February 29, 2024.
Fees Charged to Other Clients. The Board also considered fee structures and other information with respect to clients of Fidelity and Geode, such as other funds advised or subadvised by Fidelity or Geode, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's and Geode's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's and Geode's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
The Board also considered information regarding the profitability of Geode's relationship with the fund.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and Fidelity's views regarding portfolio manager investment in the Fidelity funds that they manage; (iii) hiring, training, and retaining personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends and market conditions; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons; (x) information concerning expense limitations applicable to certain funds; and (xi) matters related to money market funds, exchange-traded funds, and target date funds.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through September 30, 2024.
Proxy Voting Results
A special meeting of shareholders was held on October 18, 2023. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Abigail P. Johnson
Affirmative	378,729,502,260.010	97.580
Withheld	9,407,876,478.960	2.420
TOTAL	388,137,378,738.970	100.000
Jennifer Toolin McAuliffe
Affirmative	378,454,868,010.950	97.510
Withheld	9,682,510,728.020	2.490
TOTAL	388,137,378,738.970	100.000
Christine J. Thompson
Affirmative	378,837,121,274.520	97.600
Withheld	9,300,257,464.450	2.400
TOTAL	388,137,378,738.970	100.000
Elizabeth S. Acton
Affirmative	378,262,110,794.850	97.460
Withheld	9,875,267,944.120	2.540
TOTAL	388,137,378,738.970	100.000
Laura M. Bishop
Affirmative	380,482,113,171.060	98.030
Withheld	7,655,265,567.910	1.970
TOTAL	388,137,378,738.970	100.000
Ann E. Dunwoody
Affirmative	380,016,034,008.120	97.910
Withheld	8,121,344,730.850	2.090
TOTAL	388,137,378,738.970	100.000
John Engler
Affirmative	379,432,488,394.200	97.760
Withheld	8,704,890,344.770	2.240
TOTAL	388,137,378,738.970	100.000
Robert F. Gartland
Affirmative	378,741,819,600.600	97.580
Withheld	9,395,559,138.370	2.420
TOTAL	388,137,378,738.970	100.000
Robert W. Helm
Affirmative	380,389,324,755.070	98.000
Withheld	7,748,053,983.900	2.000
TOTAL	388,137,378,738.970	100.000
Arthur E. Johnson
Affirmative	378,427,694,151.670	97.500
Withheld	9,709,684,587.300	2.500
TOTAL	388,137,378,738.970	100.000
Michael E. Kenneally
Affirmative	377,842,228,145.180	97.350
Withheld	10,295,150,593.790	2.650
TOTAL	388,137,378,738.970	100.000
Mark A. Murray
Affirmative	380,158,432,703.370	97.940
Withheld	7,978,946,035.600	2.060
TOTAL	388,137,378,738.970	100.000
Carol J. Zierhoffer
Affirmative	380,522,113,360.240	98.040
Withheld	7,615,265,378.730	1.960
TOTAL	388,137,378,738.970	100.000

Proposal 1 reflects trust wide proposal and voting results.

1.9900583.103
EMV-ANN-1223
Fidelity® Emerging Markets Index Fund
Fidelity® Global ex U.S. Index Fund

Annual Report
October 31, 2023

Contents

Fidelity® Emerging Markets Index Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Global ex U.S. Index Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with Fidelity and any related funds.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Funds nor Fidelity Distributors Corporation is a bank.
Fidelity® Emerging Markets Index Fund
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2023	Past 1 year	Past 5 years	Past 10 years
Fidelity® Emerging Markets Index Fund	10.74%	1.43%	1.31%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Emerging Markets Index Fund on October 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Fidelity® Emerging Markets Index Fund
Management's Discussion of Fund Performance
Market Recap:
International (non-U.S.) equities gained 12.27% for the 12 months ending October 31, 2023, according to the MSCI ACWI (All Country World Index) ex USA Index, as global economic expansion and a slowing in the pace of inflation in some markets provided a favorable backdrop for risk assets. After returning -15.86% in 2022, the index's upturn has been largely driven by a narrow set of companies in the information technology and communication services sectors, in part due to excitement for generative artificial intelligence applications. The index gained 14.07% year to date through July, including strong gains in both June (+4.50%) and July (+4.07%). The rally for international equities sputtered for the next three months (-11.33%) amid a stalling pattern in disinflationary trends, heightened global recession and geopolitical risks, soaring yields on longer-term U.S. government bonds and particularly weak economic conditions in the eurozone and China. The three-month decline left non-U.S. stocks up 1.15% year to date through October. Currency fluctuations also helped bolster non-U.S. equity performance overall. For the full 12 months, nearly all regions advanced, with Europe ex U.K. (+18%) and Japan (+17%) leading, whereas Canada (-0.38%) lagged by the widest margin. Each of the 11 sectors advanced, with information technology (+21%) and consumer discretionary (+19%) leading the way. Energy and industrials each rose about 14%. Conversely, four defensive-oriented sectors lagged by the widest margin: real estate (+4%), health care (+6%), consumer staples (+7%) and utilities (+8%).
Comments from the Geode Capital Management, LLC, passive equity index team:
For the fiscal year ending October 31, 2023, the fund gained 10.74%, versus 10.84% for the benchmark MSCI Emerging Markets (Net MA) Index. From a regional standpoint, Emerging Asia gained 14% and contributed most, followed by Emerging Europe (+13%). In contrast, Middle East returned -13% and was a notable detractor. By sector, information technology gained 22% and contributed most, driven by the semiconductors & semiconductor equipment industry (+33%). Consumer discretionary stocks also helped (+17%). Communication services rose 22%, financials gained approximately 5%, lifted by insurance (+29%), and energy advanced 12%. Other notable contributors included the consumer staples (+6%), real estate (+12%) and health care (+3%) sectors. Conversely, materials returned -3% and detracted most. Utilities (-8%) and industrials (+0.29%), especially in the capital goods industry (+0.26%), also hurt. Turning to individual stocks, the top contributor was Taiwan Semiconductor (+37%), from the semiconductors & semiconductor equipment category. Tencent Holdings (+50%), a stock in the media & entertainment industry, contributed. Samsung Electronics, within the technology hardware & equipment category, gained 19% and lifted the fund. In consumer discretionary distribution & retail, Alibaba gained roughly 31% and lifted the fund. Lastly, Petrobras (+63%), a stock in the energy category, boosted the fund. In contrast, the biggest individual detractor was Meituan (-12%), from the consumer services group. In consumer discretionary distribution & retail, JD.com returned -30%. In technology hardware & equipment, Samsung SDI returned -39% and detracted, while Adani Total Gas, within the utilities group, returned approximately -82%. Lastly, EcoPro, within the materials group, returned about -52%.
.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Emerging Markets Index Fund
Investment Summary October 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	6.2
Tencent Holdings Ltd. (China, Interactive Media & Services)	3.8
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	3.7
Alibaba Group Holding Ltd. (China, Broadline Retail)	2.6
Reliance Industries Ltd. (India, Oil, Gas & Consumable Fuels)	1.3
Meituan Class B (China, Hotels, Restaurants & Leisure)	1.1
PDD Holdings, Inc. ADR (China, Broadline Retail)	1.0
ICICI Bank Ltd. (India, Banks)	0.9
Infosys Ltd. (India, IT Services)	0.8
China Construction Bank Corp. (H Shares) (China, Banks)	0.8
22.2

Market Sectors (% of Fund's net assets)

Financials	21.9
Information Technology	19.9
Consumer Discretionary	12.8
Communication Services	8.9
Materials	6.7
Industrials	6.2
Consumer Staples	6.0
Energy	5.2
Health Care	4.1
Utilities	3.0
Real Estate	1.6

Asset Allocation (% of Fund's net assets)

Futures - 3.4%

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Fidelity® Emerging Markets Index Fund
Schedule of Investments October 31, 2023
Showing Percentage of Net Assets
Common Stocks - 94.3%
	Shares	Value ($)
Brazil - 3.7%
Ambev SA	4,583,100	11,690,121
Atacadao SA	612,900	1,090,437
B3 SA - Brasil Bolsa Balcao	5,642,142	12,421,833
Banco Bradesco SA	1,557,080	3,795,609
Banco BTG Pactual SA unit	1,143,700	6,714,637
Banco do Brasil SA	833,400	7,992,243
Banco Santander SA (Brasil) unit	362,900	1,937,674
BB Seguridade Participacoes SA	678,800	4,141,397
CCR SA	979,500	2,327,448
Centrais Eletricas Brasileiras SA (Electrobras)	1,149,565	7,943,838
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP)	332,700	3,851,777
Companhia Siderurgica Nacional SA (CSN)	642,900	1,499,579
Cosan SA	1,180,796	3,688,707
CPFL Energia SA (a)	218,100	1,446,574
Energisa SA unit	205,800	1,902,581
Eneva SA (a)	850,800	1,825,885
ENGIE Brasil Energia SA	200,750	1,564,829
Equatorial Energia SA	991,980	6,217,398
Hapvida Participacoes e Investimentos SA (a)(b)	5,117,044	3,745,107
Hypera SA (a)	368,400	2,213,286
Itausa-Investimentos Itau SA	73,365	124,852
Klabin SA unit	734,700	3,118,477
Localiza Rent a Car SA	873,934	8,817,776
Localiza Rent a Car SA rights 11/10/23 (a)	6,408	8,897
Lojas Renner SA (a)	933,498	2,269,983
Magazine Luiza SA (a)	2,943,224	776,415
Natura & Co. Holding SA	871,390	2,203,644
Petroleo Brasileiro SA - Petrobras (ON)	3,589,997	26,944,114
Prio SA (a)	774,200	7,324,707
Raia Drogasil SA	1,249,536	6,394,214
Rede D'Oregon Sao Luiz SA (b)	554,920	2,379,604
Rumo SA	1,258,300	5,568,041
Sendas Distribuidora SA	1,309,200	2,840,809
Suzano Papel e Celulose SA	770,217	7,878,235
Telefonica Brasil SA	403,500	3,620,636
TIM SA	820,900	2,469,986
Totvs SA	508,200	2,551,206
Ultrapar Participacoes SA	702,600	2,849,838
Vale SA	3,300,907	45,175,303
Vibra Energia SA (a)	1,129,491	4,433,506
Weg SA	1,627,964	10,658,817
TOTAL BRAZIL		236,420,020
Chile - 0.4%
Banco de Chile	44,087,921	4,529,480
Banco de Credito e Inversiones	73,972	1,768,716
Banco Santander Chile	63,959,192	2,788,478
Cencosud SA	1,251,133	2,026,975
Compania Cervecerias Unidas SA	125,964	716,095
Compania Sud Americana de Vapores SA	14,909,355	827,927
Empresas CMPC SA	1,090,735	1,949,917
Empresas COPEC SA	378,195	2,503,693
Enel Americas SA (a)	20,621,719	2,119,774
Enel Chile SA	26,843,636	1,589,623
Falabella SA	849,597	1,730,045
TOTAL CHILE		22,550,723
China - 28.7%
360 Security Technology, Inc. (A Shares) (a)	415,500	510,647
37 Interactive Entertainment Network Technology Group Co. Ltd. (A Shares)	129,000	364,965
3Peak, Inc. (A Shares)	6,867	151,231
3SBio, Inc. (b)	1,773,500	1,577,780
AAC Technology Holdings, Inc.	697,500	1,255,526
Accelink Technologies Co. Ltd. (A Shares)	46,700	172,120
Advanced Micro-Fabrication Equipment, Inc., China (A Shares)	35,954	842,310
AECC Aero-Engine Control Co. Ltd. (A Shares)	77,100	218,918
AECC Aviation Power Co. Ltd.	155,500	752,070
Agricultural Bank of China Ltd.:
(A Shares)	4,900,000	2,405,101
(H Shares)	28,388,000	10,485,297
Aier Eye Hospital Group Co. Ltd. (A Shares)	542,971	1,357,793
AIMA Technology Group Co. Ltd.	50,000	192,063
Air China Ltd.:
(A Shares) (a)	591,200	648,477
(H Shares) (a)	1,912,000	1,300,750
Airtac International Group	136,551	4,486,011
Akeso, Inc. (a)(b)	489,000	2,746,007
Alibaba Group Holding Ltd. (a)	15,921,840	163,916,602
Alibaba Health Information Technology Ltd. (a)	5,250,000	3,092,664
Aluminum Corp. of China Ltd.:
(A shares)	826,400	700,453
(H Shares)	3,714,000	1,986,732
Amlogic Shanghai Co. Ltd. (A Shares) (a)	24,160	198,538
Angel Yeast Co. Ltd. (A Shares)	50,800	242,943
Anhui Conch Cement Co. Ltd.:
(A Shares)	245,600	812,383
(H Shares)	1,177,000	2,929,194
Anhui Gujing Distillery Co. Ltd.:
(A Shares)	23,200	884,389
(B Shares)	106,200	1,655,279
Anhui Honglu Steel Construction Group Co. Ltd.	40,210	138,157
Anhui Jianghuai Automobile Group Corp. Ltd. (A Shares) (a)	126,900	314,554
Anhui Kouzi Distillery Co. Ltd. (A Shares)	35,000	240,245
Anhui Yingjia Distillery Co. Ltd. (A Shares)	38,900	407,933
Anjoy Foods Group Co. Ltd. (A Shares)	17,000	300,319
Anker Innovations Technology Co. Ltd. (A Shares)	19,700	252,385
Anta Sports Products Ltd.	1,236,000	13,978,531
Apeloa Pharmaceutical Co. Ltd. A Shares	68,300	161,010
Asia - Potash International Investment Guangzhou Co. Ltd. (A Shares) (a)	54,000	210,552
ASR Microelectronics Co. Ltd. (A Shares)	24,255	216,198
Asymchem Laboratories Tianjin Co. Ltd. (A Shares)	19,940	411,574
Autobio Diagnostics Co. Ltd.	34,300	208,449
Autohome, Inc. ADR Class A	65,668	1,756,619
Avary Holding Shenzhen Co. Ltd. (A Shares)	112,300	329,144
AVIC Capital Co. Ltd. (A Shares)	513,700	233,971
AviChina Industry & Technology Co. Ltd. (H Shares)	2,412,000	1,093,159
Avicopter PLC (A Shares)	34,500	179,115
BAIC BluePark New Energy Technology Co. Ltd. (A Shares) (a)	324,200	303,906
Baidu, Inc. Class A (a)	2,186,852	28,710,762
Bank of Beijing Co. Ltd. (A Shares)	1,226,980	765,191
Bank of Changsha Co. Ltd. (A Shares)	232,500	233,599
Bank of Chengdu Co. Ltd. (A Shares)	221,400	374,262
Bank of China Ltd.:
(A Shares)	1,997,700	1,065,067
(H Shares)	77,104,000	26,935,157
Bank of Communications Co. Ltd.:
(A Shares)	2,212,800	1,703,030
(H Shares)	8,587,000	5,079,261
Bank of Hangzhou Co. Ltd. (A Shares)	343,120	501,957
Bank of Jiangsu Co. Ltd. (A Shares)	901,800	850,942
Bank of Nanjing Co. Ltd. (A Shares)	599,800	642,997
Bank of Ningbo Co. Ltd. (A Shares)	384,180	1,312,266
Bank of Shanghai Co. Ltd. (A Shares)	823,377	683,390
Bank of Suzhou Co. Ltd.	211,900	181,966
Baoshan Iron & Steel Co. Ltd. (A Shares)	1,296,800	1,109,561
BeiGene Ltd. (a)	670,030	9,618,871
Beijing Capital International Airport Co. Ltd. (H Shares) (a)	1,822,000	671,111
Beijing Dabeinong Technology Group Co. Ltd. (A Shares) (a)	243,900	235,113
Beijing E-Hualu Information Technology Co. Ltd. (A Shares) (a)	39,200	155,511
Beijing Easpring Material Technology Co. Ltd. (A Shares)	29,600	178,513
Beijing Enlight Media Co. Ltd. (A Shares)	171,500	183,430
Beijing Enterprises Holdings Ltd.	492,500	1,640,942
Beijing Enterprises Water Group Ltd.	3,860,000	814,481
Beijing Kingsoft Office Software, Inc. (A Shares)	26,847	1,056,195
Beijing New Building Materials PLC (A Shares)	98,200	328,397
Beijing Oriental Yuhong Waterproof Technology Co. Ltd. (A Shares)	73,000	248,565
Beijing Roborock Technology Co. Ltd. (A Shares)	7,579	327,685
Beijing Shiji Information Technology Co. Ltd. (A Shares)	132,196	190,718
Beijing Tiantan Biological Products Corp. Ltd. (A Shares)	95,800	378,038
Beijing Tongrentang Co. Ltd. (A Shares)	79,800	560,117
Beijing United Information Technology Co. Ltd. (A Shares)	42,070	216,616
Beijing Wantai Biological Pharmacy Enterprise Co. Ltd. (A Shares)	49,207	295,152
Beijing Yanjing Brewery Co. Ltd. (A Shares)	164,700	234,177
Beijing-Shanghai High Speed Railway Co. Ltd. (A Shares)	1,905,000	1,302,455
Beiqi Foton Motor Co. Ltd. (A Shares) (a)	464,900	192,733
Bethel Automotive Safety Systems Co. Ltd. (A Shares)	23,900	247,377
Betta Pharmaceuticals Co. Ltd. (A Shares)	24,300	202,152
BGI Genomics Co. Ltd.	24,100	162,174
Bilibili, Inc. Class Z (a)(c)	190,452	2,555,434
Bloomage Biotechnology Corp. Ltd. (A Shares)	28,015	292,887
BOC Aviation Ltd. Class A (b)	201,700	1,240,472
BOC International China Co. Ltd.	161,900	241,331
BOE Technology Group Co. Ltd. (A Shares)	2,183,000	1,170,323
Bosideng International Holdings Ltd.	3,694,000	1,458,500
BTG Hotels Group Co. Ltd. (a)	64,500	147,280
By-Health Co. Ltd. (A Shares)	98,400	246,418
BYD Co. Ltd.:
(A Shares)	105,900	3,456,217
(H Shares)	1,011,000	30,744,641
BYD Electronic International Co. Ltd.	764,500	3,191,417
C&D International Investment Group Ltd.	716,674	1,612,352
Caitong Securities Co. Ltd.	271,490	294,788
Cambricon Technologies Corp. Ltd. (A Shares) (a)	24,229	357,678
Canmax Technologies Co. Ltd. (A Shares)	48,320	179,746
CECEP Solar Energy Co. Ltd. (A Shares)	221,500	173,829
CECEP Wind-Power Corp. (A Shares)	366,910	159,055
CETC Cyberspace Security Technology Co. Ltd. (A Shares)	49,100	148,055
CGN Power Co. Ltd. (H Shares) (b)	10,377,000	2,493,672
Changchun High & New Technology Industry Group, Inc. (A Shares)	23,500	500,271
Changjiang Securities Co. Ltd. (A Shares)	323,200	251,423
Changzhou Xingyu Automotive Lighting Systems Co. Ltd. (A Shares)	16,500	329,953
Chaozhou Three-Circle Group Co. (A Shares)	111,400	470,490
Chengxin Lithium Group Co. Ltd. (A Shares)	52,900	169,928
Chifeng Jilong Gold Mining Co. Ltd. (A Shares) (a)	96,900	195,084
China Baoan Group Co. Ltd. (A Shares)	150,200	212,215
China Cinda Asset Management Co. Ltd. (H Shares)	9,218,000	896,386
China CITIC Bank Corp. Ltd.:
(A Shares)	32,900	24,199
(H Shares)	8,594,000	3,833,855
China Coal Energy Co. Ltd. (H Shares)	1,990,000	1,563,079
China Communications Services Corp. Ltd. (H Shares)	2,320,000	948,941
China Conch Venture Holdings Ltd.	1,406,000	1,164,412
China Construction Bank Corp.:
(A Shares)	488,800	418,890
(H Shares)	93,357,000	52,798,807
China CSSC Holdings Ltd. (A Shares)	259,900	919,746
China Eastern Airlines Corp. Ltd. (A Shares) (a)	988,700	589,314
China Energy Engineering Corp. Ltd. (A Shares)	1,897,500	565,625
China Everbright Bank Co. Ltd.:
(A Shares)	2,528,700	1,026,510
(H Shares)	3,323,000	947,874
China Everbright International Ltd.	3,584,333	1,223,607
China Feihe Ltd. (b)	3,518,000	2,185,987
China Film Co. Ltd. (A Shares) (a)	108,300	176,973
China Galaxy Securities Co. Ltd.:
(A Shares)	259,800	430,869
(H Shares)	3,398,500	1,739,381
China Gas Holdings Ltd.	2,649,000	2,381,469
China Great Wall Securities Co. Ltd. (A Shares)	236,300	269,998
China Greatwall Technology Group Co. Ltd. (A Shares)	187,400	281,667
China Hongqiao Group Ltd.	2,298,000	2,151,421
China Huishan Dairy Holdings Co. Ltd. (a)(d)	888,000	1
China International Capital Corp. Ltd.	114,200	575,403
China International Capital Corp. Ltd. (H Shares) (b)	1,474,800	2,348,997
China Jinmao Holdings Group Ltd.	5,906,210	724,437
China Jushi Co. Ltd. (A Shares)	232,104	367,412
China Life Insurance Co. Ltd.:
(A Shares)	156,100	717,049
(H Shares)	7,234,000	9,797,721
China Literature Ltd. (a)(b)	394,600	1,328,809
China Longyuan Power Grid Corp. Ltd. (H Shares)	3,255,000	2,755,449
China Medical System Holdings Ltd.	1,308,000	2,091,621
China Meheco Co. Ltd. (A Shares)	87,760	143,436
China Meidong Auto Holding Ltd. (c)	650,000	348,589
China Mengniu Dairy Co. Ltd.	3,061,000	9,994,584
China Merchants Bank Co. Ltd.:
(A Shares)	1,211,000	5,095,977
(H Shares)	3,770,846	14,303,930
China Merchants Energy Shipping Co. Ltd. (A Shares)	472,600	415,557
China Merchants Holdings International Co. Ltd.	1,357,283	1,727,733
China Merchants Securities Co. Ltd. (A Shares)	434,000	839,156
China Merchants Shekou Industrial Zone Holdings Co. Ltd. (A Shares)	451,000	680,422
China Minmetals Rare Earth Co. Ltd. (A Shares)	57,100	234,170
China Minsheng Banking Corp. Ltd.:
(A Shares)	2,617,500	1,331,147
(H Shares)	5,524,040	1,836,527
China National Building Materials Co. Ltd. (H Shares)	3,756,000	1,787,841
China National Chemical Engineering Co. Ltd. (A Shares)	355,700	340,508
China National Medicines Corp. Ltd. (A Shares)	43,900	172,780
China National Nuclear Power Co. Ltd. (A Shares)	1,097,100	1,113,083
China National Software & Service Co. Ltd. (A Shares)	49,910	234,671
China Northern Rare Earth Group High-Tech Co. Ltd.	210,500	601,572
China Oilfield Services Ltd. (H Shares)	1,754,000	2,073,789
China Overseas Land and Investment Ltd.	3,715,000	7,010,612
China Overseas Property Holdings Ltd.	1,275,000	1,107,314
China Pacific Insurance (Group) Co. Ltd.	393,700	1,492,937
China Pacific Insurance (Group) Co. Ltd. (H Shares)	2,563,000	6,313,618
China Petroleum & Chemical Corp.:
(A Shares)	2,099,700	1,568,022
(H Shares)	23,629,000	12,084,764
China Power International Development Ltd.	4,821,563	1,873,831
China Railway Group Ltd.:
(A Shares)	1,188,100	982,682
(H Shares)	4,094,000	1,932,222
China Railway Signal & Communications Corp. (A Shares)	417,386	268,001
China Resource Gas Group Ltd.	900,800	2,662,879
China Resources Beer Holdings Co. Ltd.	1,572,878	8,323,147
China Resources Cement Holdings Ltd.	2,362,000	607,338
China Resources Land Ltd.	3,110,744	11,643,852
China Resources Microelectronics Ltd. (A Shares)	76,694	557,784
China Resources Mixc Lifestyle Services Ltd. (b)	664,400	2,592,103
China Resources Pharmaceutical Group Ltd. (b)	1,522,500	945,772
China Resources Power Holdings Co. Ltd.	1,869,691	3,623,258
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd. (A Shares)	57,400	338,346
China Ruyi Holdings Ltd. (a)(c)	5,436,000	1,251,784
China Shenhua Energy Co. Ltd.:
(A Shares)	358,700	1,485,739
(H Shares)	3,308,000	10,138,928
China Southern Airlines Ltd.:
(A Shares) (a)	487,000	411,202
(H Shares) (a)	2,096,000	991,803
China State Construction Engineering Corp. Ltd. (A Shares)	2,441,780	1,728,496
China State Construction International Holdings Ltd.	1,957,000	2,096,221
China Taiping Insurance Group Ltd.	1,393,777	1,287,538
China Three Gorges Renewables Group Co. Ltd. (A Shares)	1,652,000	1,084,282
China Tourism Group Duty Free Corp. Ltd.:
(A Shares)	111,200	1,438,538
(H Shares) (b)	81,700	922,655
China Tower Corp. Ltd. (H Shares) (b)	43,022,000	4,011,839
China Traditional Chinese Medicine Holdings Co. Ltd.	2,928,000	1,442,761
China United Network Communications Ltd. (A Shares)	1,849,900	1,127,641
China Vanke Co. Ltd.:
(A Shares)	594,700	920,066
(H Shares)	2,091,900	1,957,090
China XD Electric Co. Ltd. (A Shares)	299,900	189,547
China Yangtze Power Co. Ltd. (A Shares)	1,433,300	4,422,560
China Zhenhua (Group) Science & Technology Co. Ltd. (A Shares)	30,200	276,340
China Zheshang Bank Co. Ltd.	1,248,480	435,417
ChinaSoft International Ltd.	2,602,000	1,887,798
Chongqing Brewery Co. Ltd. (A Shares)	28,200	302,631
Chongqing Changan Automobile Co. Ltd. (A Shares)	481,176	995,990
Chongqing Fuling Zhacai Group Co. Ltd. Group (A Shares)	67,260	142,062
Chongqing Rural Commercial Bank Co. Ltd.:
(A Shares)	459,300	266,882
(H Shares)	70,000	26,501
Chongqing Taiji Industry Group Co. Ltd. (A Shares) (a)	32,400	185,922
Chongqing Zhifei Biological Products Co. Ltd. (A Shares)	139,650	1,197,167
Chow Tai Fook Jewellery Group Ltd.	1,938,000	2,736,697
CITIC Pacific Ltd.	5,640,000	4,793,654
CITIC Securities Co. Ltd.:
(A Shares)	733,695	2,178,338
(H Shares)	1,743,425	3,392,457
Cmoc Group Ltd.:
(A Shares)	955,900	724,935
(H Shares)	3,720,000	2,218,650
CNGR Advanced Material Co. Ltd.	39,100	290,912
CNNC Hua Yuan Titanium Dioxide Co. Ltd. (A Shares)	225,620	146,933
CNPC Capital Co. Ltd. (A Shares)	367,300	298,011
Contemporary Amperex Technology Co. Ltd.	255,880	6,498,675
COSCO Shipping Development Co. Ltd. (A Shares)	577,600	181,587
COSCO Shipping Energy Transportation Co. Ltd.:
(A Shares)	190,200	374,888
(H Shares)	1,276,000	1,353,240
COSCO SHIPPING Holdings Co. Ltd.:
(A Shares) (a)	688,410	920,055
(H Shares)	3,001,550	3,052,688
Cosco Shipping Ports Ltd.	1,356,977	818,653
Country Garden Holdings Co. Ltd. (a)(c)	12,058,958	1,078,345
Country Garden Services Holdings Co. Ltd. (c)	2,128,000	1,858,823
CRRC Corp. Ltd.:
(A Shares)	1,405,800	1,026,960
(H Shares)	4,249,000	1,770,236
CSC Financial Co. Ltd. (A Shares)	252,800	836,182
CSPC Pharmaceutical Group Ltd.	8,655,840	7,560,615
Dajin Heavy Industry Co. Ltd.	37,600	142,451
Daqin Railway Co. Ltd. (A Shares)	882,500	869,982
Daqo New Energy Corp. ADR (a)	56,168	1,430,037
DaShenLin Pharmaceutical Group Co. Ltd.	66,367	216,069
Datang International Power Generation Co. Ltd. (A Shares)	586,200	207,569
DHC Software Co. Ltd. (A Shares)	185,900	160,224
Do-Fluoride New Materials Co. Ltd. (A Shares)	68,880	150,689
Dong-E-E-Jiao Co. Ltd. (A Shares)	37,500	237,944
Dongfang Electric Corp. Ltd. (A Shares)	162,100	330,302
Dongfeng Motor Group Co. Ltd. (H Shares)	2,548,000	1,121,692
Dongxing Securities Co. Ltd. (A Shares)	186,800	204,324
Dongyue Group Co. Ltd.	1,529,000	1,217,925
East Buy Holding Ltd. (a)(b)(c)	393,500	1,605,285
East Money Information Co. Ltd. (A Shares)	922,917	1,926,130
Eastroc Beverage Group Co. Ltd.	15,500	407,045
Ecovacs Robotics Co. Ltd. Class A	33,200	196,029
ENN Energy Holdings Ltd.	768,300	5,819,985
ENN Natural Gas Co. Ltd. (A Shares)	148,100	349,591
Eoptolink Technology, Inc. Ltd. (A Shares)	41,200	177,719
Eve Energy Co. Ltd. (A shares)	119,155	755,934
Everbright Securities Co. Ltd. (A Shares)	228,100	513,540
Everdisplay Optronics Shanghai Co. Ltd. (A Shares) (a)	677,068	242,542
Fangda Carbon New Material Co. Ltd. (A Shares) (a)	236,281	190,612
Far East Horizon Ltd.	1,259,000	885,879
Farasis Energy Gan Zhou Co. Ltd. (A Shares) (a)	71,061	171,184
FAW Jiefang Group Co. Ltd. (A Shares) (a)	175,800	221,564
First Capital Securities Co. Ltd. (A Shares)	246,400	197,084
Flat Glass Group Co. Ltd. (c)	346,000	621,374
Flat Glass Group Co. Ltd. (A Shares) (a)	135,000	476,831
Focus Media Information Technology Co. Ltd. (A Shares)	839,420	793,651
Foshan Haitian Flavouring & Food Co. Ltd. (A Shares)	269,556	1,387,577
Fosun International Ltd.	2,387,000	1,430,148
Founder Securities Co. Ltd. (A Shares)	480,400	497,997
Foxconn Industrial Internet Co. Ltd. (A Shares)	577,896	1,164,618
Fujian Sunner Development Co. Ltd. A Shares	72,700	178,845
Fuyao Glass Industries Group Co. Ltd.:
(A Shares)	151,500	771,023
(H Shares) (b)	543,200	2,476,499
G-bits Network Technology Xiamen Co. Ltd. (A Shares)	4,200	152,835
GalaxyCore, Inc. (A Shares)	96,916	244,043
Ganfeng Lithium Group Co. Ltd.:
(A Shares)	113,500	687,806
(H Shares) (b)	365,640	1,313,297
GCL Technology Holdings Ltd.	19,626,000	2,890,277
GD Power Development Co. Ltd. (A Shares)	1,019,500	507,258
GDS Holdings Ltd. Class A (a)	923,292	1,176,221
Geely Automobile Holdings Ltd.	5,850,000	6,641,651
GEM Co. Ltd. (A Shares)	301,000	241,238
Gemdale Corp. (A Shares)	263,100	185,709
Genscript Biotech Corp. (a)	1,130,000	3,285,099
GF Securities Co. Ltd.:
(A Shares)	318,000	645,224
(H Shares)	1,029,400	1,340,240
Giant Network Group Co. Ltd. (A Shares)	116,500	188,145
Gigadevice Semiconductor Beijing, Inc. (A Shares)	38,684	566,689
Ginlong Technologies Co. Ltd. (A Shares)	23,150	212,430
GoerTek, Inc. (A Shares)	198,800	490,899
Goldwind Science & Technology Co. Ltd. (A Shares)	202,900	244,018
Gongniu Group Co. Ltd. (A Shares)	26,000	375,829
GoodWe Technologies Co. Ltd. (A Shares)	10,129	161,817
Gotion High-tech Co. Ltd. (A Shares) (a)	104,000	323,842
Great Wall Motor Co. Ltd.:
(A Shares)	141,200	567,401
(H Shares)	2,255,000	3,152,249
Gree Electric Appliances, Inc. of Zhuhai (A Shares)	163,900	760,347
Greenland Holdings Corp. Ltd. (A Shares) (a)	684,100	238,457
Greentown China Holdings Ltd.	983,000	953,649
GRG Banking Equipment Co. Ltd. (A Shares)	144,100	229,998
Guangdong Haid Group Co. Ltd. (A Shares)	96,700	595,386
Guangdong HEC Technology Holding Co. Ltd. (A Shares) (a)	177,700	172,894
Guangdong Investment Ltd.	2,870,000	1,958,437
Guanghui Energy Co. Ltd. (A Shares)	381,500	391,728
Guangzhou Automobile Group Co. Ltd.	316,900	434,388
Guangzhou Automobile Group Co. Ltd. (H Shares)	2,762,000	1,293,992
Guangzhou Baiyun International Airport Co. Ltd. (A Shares) (a)	136,900	198,223
Guangzhou Baiyunshan Pharma Health (A Shares)	81,900	333,742
Guangzhou Great Power Energy & Technology Co. Ltd. (A Shares)	27,100	114,276
Guangzhou Haige Communications Group (A Shares)	133,100	211,408
Guangzhou Kingmed Diagnostics Group Co. Ltd. (A Shares)	27,200	230,236
Guangzhou Shiyuan Electronic Technology Co. Ltd. (A Shares)	40,700	233,833
Guangzhou Tinci Materials Technology Co. Ltd. (A Shares)	111,900	425,828
Guangzhou Yuexiu Financial Holdings Group Co. Ltd. (A Shares)	239,517	214,927
Guolian Securities Co. Ltd. (a)	139,500	205,148
Guosen Securities Co. Ltd. (A Shares)	374,400	491,886
Guotai Junan Securities Co. Ltd. (A Shares)	438,900	886,641
Guoyuan Securities Co. Ltd. (A Shares)	254,110	240,531
H World Group Ltd. ADR (a)	200,849	7,563,973
Haidilao International Holding Ltd. (b)	1,621,000	4,058,670
Haier Smart Home Co. Ltd.	2,377,000	6,779,986
Haier Smart Home Co. Ltd. (A Shares)	347,700	1,056,658
Hainan Airlines Co. Ltd. (A Shares) (a)	2,494,700	498,040
Hainan Airport Infrastructure Co. Ltd. (A Shares) (a)	670,700	349,436
Haitian International Holdings Ltd.	618,000	1,474,291
Haitong Securities Co. Ltd.:
(A Shares)	477,900	638,415
(H Shares)	2,836,800	1,628,851
Hanergy Mobile Energy Holding (a)(d)	1,618,000	2
Hangzhou Binjiang Real Estate Group Co. Ltd. (A Shares)	181,700	208,005
Hangzhou Chang Chuan Technology Co. Ltd.	35,400	197,722
Hangzhou First Applied Material Co. Ltd. (A Shares)	108,384	378,767
Hangzhou GreatStar Industrial Co. Ltd. (A Shares) (a)	69,800	189,147
Hangzhou Lion Electronics Co. Ltd. (A Shares)	39,300	172,918
Hangzhou Oxygen Plant Group Co. Ltd. (A Shares)	57,200	258,204
Hangzhou Robam Appliances Co. Ltd. (A Shares)	55,100	173,871
Hangzhou Silan Microelectronics Co. Ltd. (A Shares)	82,200	272,990
Hangzhou Tigermed Consulting Co. Ltd.:
(A Shares)	20,300	185,243
(H Shares) (b)	2,300	12,924
Hansoh Pharmaceutical Group Co. Ltd. (b)	1,150,000	2,163,717
Haohua Chemical Science & Technology Co. Ltd. (A Shares)	44,100	185,402
Hebei Hengshui Laobaigan Liquor Co. Ltd.	53,400	173,702
Hebei Yangyuan Zhihui Beverage Co. Ltd. (A Shares)	74,200	252,511
Heilongjiang Agriculture Co. Ltd. (A Shares)	103,300	179,913
Henan Shenhuo Coal & Power Co. Ltd. (A Shares)	131,700	296,108
Henan Shuanghui Investment & Development Co. Ltd. (A Shares)	202,623	725,382
Hengan International Group Co. Ltd.	619,500	2,074,890
Hengdian Group DMEGC Magnetics Co. Ltd. (A Shares)	94,300	187,797
Hengli Petrochemical Co. Ltd. (A Shares) (a)	410,040	821,597
Hengtong Optic-electric Co. Ltd. (A Shares)	144,200	260,051
Hengyi Petrochemical Co. Ltd. (A Shares) (a)	214,220	210,634
Hesteel Co. Ltd. (A Shares)	609,200	186,554
Hisense Electric Co. Ltd.	76,100	242,231
Hithink RoyalFlush Information Network Co. Ltd. (A Shares)	31,200	599,347
Hongfa Technology Co. Ltd. (A Shares)	30,640	121,609
Hoshine Silicon Industry Co. Ltd. (A Shares)	46,000	360,010
Hoymiles Power Electronics, Inc. (A Shares)	4,727	144,789
Hoyuan Green Energy Co. Ltd. (A Shares)	33,075	168,934
Hua Hong Semiconductor Ltd. (a)(b)	571,000	1,405,850
Huadian Power International Corp. Ltd. (A Shares)	497,600	333,769
Huadong Medicine Co. Ltd. (A Shares)	102,080	599,840
Huafon Chemical Co. Ltd. (A Shares)	288,000	285,639
Huagong Tech Co. Ltd. (A Shares)	58,600	226,500
Huaibei Mining Holdings Co. Ltd. (A Shares)	145,200	291,105
Hualan Biological Engineer, Inc. (A Shares)	106,060	340,358
Huaneng Power International, Inc.:
(A Shares) (a)	508,400	528,977
(H Shares) (a)	4,166,000	1,949,489
Huatai Securities Co. Ltd.:
(A Shares)	337,900	740,689
(H Shares) (b)	1,404,000	1,838,120
HUAXI Securities Co. Ltd.	153,400	166,246
Huaxia Bank Co. Ltd. (A Shares)	769,500	589,221
Huayu Automotive Systems Co. Ltd. (A Shares)	182,600	438,017
Hubei Feilihua Quartz Glass Co. Ltd. (A Shares)	30,200	163,546
Hubei Jumpcan Pharmaceutical Co. Ltd. (A Shares)	53,600	198,617
Hubei Xingfa Chemicals Group Co. Ltd. (A Shares)	64,600	173,571
Huizhou Desay SV Automotive Co. Ltd.	32,300	554,583
Humanwell Healthcare Group Co. Ltd. (A Shares)	95,100	304,103
Hunan Changyuan Lico Co. Ltd. (A Shares)	111,693	130,225
Hunan Valin Steel Co. Ltd. (A Shares)	402,100	320,422
Hundsun Technologies, Inc. (A Shares)	110,452	470,437
Hygeia Healthcare Holdings Co. (b)	336,800	2,033,622
iFlytek Co. Ltd. (A Shares)	134,800	841,008
IMEIK Technology Development Co. Ltd. (A Shares)	12,600	568,188
Industrial & Commercial Bank of China Ltd.:
(A Shares)	3,941,700	2,549,396
(H Shares)	62,692,000	30,044,813
Industrial Bank Co. Ltd. (A Shares)	1,207,800	2,490,909
Industrial Securities Co. Ltd. (A Shares)	505,510	431,397
Ingenic Semiconductor Co. Ltd. (A Shares)	27,900	281,821
Inner Mongoli Yili Industries Co. Ltd. (A Shares)	371,300	1,392,237
Inner Mongolia Baotou Steel Union Co. Ltd. (A Shares) (a)	2,651,800	587,630
Inner Mongolia Dian Tou Energy Corp. Ltd.	129,800	241,512
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd. (A Shares)	489,000	267,466
Inner Mongolia Yitai Coal Co. Ltd. (B Shares) (a)	1,029,304	1,412,689
Inner Mongolia Yuan Xing Energy Co. Ltd. (A Shares)	211,500	196,771
Innovent Biologics, Inc. (a)(b)(c)	1,121,000	6,606,236
Inspur Electronic Information Industry Co. Ltd. (A Shares)	85,696	347,335
iQIYI, Inc. ADR (a)	430,317	2,005,277
iRay Technology Co. Ltd. (A Shares)	5,836	179,839
iSoftStone Information Technology Group Co. Ltd. (A Shares)	56,200	274,869
JA Solar Technology Co. Ltd. (A Shares)	192,272	589,131
Jason Furniture Hangzhou Co. Ltd. (A Shares)	47,810	242,066
JCET Group Co. Ltd. (A Shares)	103,900	438,573
JD Health International, Inc. (a)(b)	1,079,150	4,901,801
JD Logistics, Inc. (a)(b)	1,920,300	2,273,820
JD.com, Inc. Class A	2,275,807	28,932,704
Jiangsu Eastern Shenghong Co. Ltd.	385,500	560,910
Jiangsu Expressway Co. Ltd. (H Shares)	1,186,000	1,078,243
Jiangsu Hengli Hydraulic Co. Ltd.	77,776	598,693
Jiangsu Hengrui Medicine Co. Ltd. (A Shares)	371,175	2,430,985
Jiangsu King's Luck Brewery JSC Ltd. (A Shares)	73,300	586,185
Jiangsu Nhwa Pharmaceutical Co. Ltd. (A Shares)	58,600	210,643
Jiangsu Pacific Quartz Co. Ltd. (A Shares)	21,000	264,058
Jiangsu Phoenix Publishing & Media Corp. Ltd.	147,700	194,039
Jiangsu Yanghe Brewery JSC Ltd. (A Shares)	87,900	1,466,033
Jiangsu Yangnong Chemical Co. Ltd. (A Shares)	23,560	217,556
Jiangsu Yoke Technology Co. Ltd. (A Shares)	27,600	217,964
Jiangsu Yuyue Medical Equipment & Supply Co. Ltd. (A Shares)	58,900	270,907
Jiangsu Zhongtian Technology Co. Ltd. (A Shares)	198,800	380,823
Jiangxi Copper Co. Ltd.:
(A Shares)	120,500	302,076
(H Shares)	1,079,000	1,525,659
Jiangxi Special Electric Motor Co. Ltd. (A Shares) (a)	99,400	162,763
Jinduicheng Molybdenum Co. Ltd. (A Shares)	187,800	257,840
Jinko Solar Co. Ltd. (A Shares)	387,615	502,972
JiuGui Liquor Co. Ltd. (A Shares)	19,000	198,525
Jiumaojiu International Holdings Ltd. (b)	916,000	996,716
Jizhong Energy Resources Co. Ltd. (A Shares)	204,600	179,624
Joincare Pharmaceutical Group Industry Co. Ltd. (A Shares)	111,000	179,920
Jointown Pharmaceutical Group (A Shares)	229,546	223,424
Jonjee Hi-Tech Industrial & Commercial Holding Co. Ltd. (A Shares) (a)	45,700	209,954
JOYY, Inc. ADR	43,505	1,693,215
Juewei Food Co. Ltd.	36,700	177,236
Juneyao Airlines Co. Ltd. (A shares) (a)	127,800	254,867
Kangmei Pharmaceutical Co. Ltd. rights (a)(d)	10,350	0
Kanzhun Ltd. ADR (a)	212,216	3,140,797
KE Holdings, Inc. ADR	638,613	9,393,997
Keda Industrial Group Co. Ltd.	110,400	164,450
Kingboard Chemical Holdings Ltd.	644,500	1,569,536
Kingdee International Software Group Co. Ltd. (a)	2,696,000	3,577,237
Kingnet Network Co. Ltd. (A Shares)	125,100	184,599
Kingsoft Corp. Ltd.	926,800	3,234,049
Kuaishou Technology Class B (a)(b)	2,249,900	14,489,011
Kuang-Chi Technologies Co. Ltd. (A Shares)	126,700	242,383
Kunlun Energy Co. Ltd.	3,794,000	3,160,796
Kunlun Tech Co. Ltd. (A Shares) (a)	69,600	299,574
Kweichow Moutai Co. Ltd. (A Shares)	73,100	16,838,894
Lb Group Co. Ltd. (A Shares)	139,073	354,024
Lenovo Group Ltd.	7,058,000	8,213,621
Lens Technology Co. Ltd. (A Shares)	289,500	517,285
Lepu Medical Technology Beijing Co. Ltd. (A Shares)	109,800	258,622
Li Auto, Inc. Class A (a)	1,089,648	18,429,902
Li Ning Co. Ltd.	2,299,500	7,046,597
Liaoning Port Co. Ltd. (A Shares)	1,097,200	226,440
Lingyi iTech Guangdong Co. (A Shares)	407,800	339,044
Livzon Pharmaceutical Group, Inc. (A Shares)	36,400	174,256
Longfor Properties Co. Ltd. (b)	1,845,060	2,685,967
LONGi Green Energy Technology Co. Ltd.	440,948	1,455,741
Lufax Holding Ltd. ADR	666,346	636,227
Luxi Chemical Group Co. Ltd.	112,000	173,880
Luxshare Precision Industry Co. Ltd. (A Shares)	414,928	1,863,483
Luzhou Laojiao Co. Ltd. (A Shares)	85,700	2,510,626
Mango Excellent Media Co. Ltd. (A Shares)	108,707	375,822
Maxscend Microelectronics Co. Ltd. (A Shares)	31,076	641,265
Meihua Holdings Group Co. Ltd. (A Shares)	172,000	223,433
Meinian Onehealth Healthcare Holdings Co. Ltd. (A Shares) (a)	230,060	193,986
Meituan Class B (a)(b)	4,919,620	69,735,683
Metallurgical Corp. China Ltd. (A Shares)	1,039,800	470,596
Microport Scientific Corp. (a)	800,800	1,261,877
Ming Yang Smart Energy Group Ltd. (A Shares)	133,100	254,488
MINISO Group Holding Ltd. ADR	91,891	2,325,761
Minth Group Ltd.	730,000	1,629,527
Montage Technology Co. Ltd. (A Shares)	66,088	498,311
Muyuan Foodstuff Co. Ltd. (A Shares)	318,440	1,642,498
Nanjing King-Friend Biochemical Pharmaceutical Co. Ltd.	93,835	162,310
Nanjing Securities Co. Ltd. (A Shares)	216,300	237,867
NARI Technology Co. Ltd. (A Shares)	468,094	1,445,568
National Silicon Industry Group Co. Ltd. (A Shares) (a)	158,762	394,040
NAURA Technology Group Co. Ltd.	30,900	1,083,933
NavInfo Co. Ltd. (A Shares) (a)	137,700	188,381
NetEase, Inc.	1,876,050	40,150,379
New China Life Insurance Co. Ltd.	108,900	497,775
New China Life Insurance Co. Ltd. (H Shares)	834,500	1,830,610
New Hope Liuhe Co. Ltd. (A Shares) (a)	266,300	369,625
New Oriental Education & Technology Group, Inc. (a)	1,458,710	9,510,844
Ninestar Corp. (A Shares)	82,100	275,453
Ningbo Deye Technology Co. Ltd. (A Shares)	25,020	236,759
Ningbo Joyson Electronic Corp. (A shares)	81,800	210,971
Ningbo Orient Wires & Cables Co. Ltd. (A Shares)	40,200	231,501
Ningbo Ronbay New Energy Technology Co. Ltd. (A Shares)	26,422	160,087
Ningbo Shanshan Co. Ltd. (A Shares)	131,400	251,592
Ningbo Tuopu Group Co. Ltd. (A Shares)	64,100	566,308
Ningxia Baofeng Energy Group Co. Ltd.	426,800	841,706
NIO, Inc. sponsored ADR (a)(c)	1,343,216	9,805,477
Nongfu Spring Co. Ltd. (H Shares) (b)	1,709,200	9,735,164
North Industries Group Red Arrow Co. Ltd. (A Shares)	79,000	154,064
Offcn Education Technology Co. A Shares (a)	358,800	193,840
Offshore Oil Enginering Co. Ltd. (A Shares)	254,700	216,436
Oppein Home Group, Inc. (A Shares)	29,560	351,816
Orient Securities Co. Ltd. (A Shares)	435,308	516,371
Oriental Pearl Group Co. Ltd.	197,300	199,193
Ovctek China, Inc. (A Shares)	52,220	180,112
Pangang Group Vanadium Titanium & Resources Co. Ltd. (A Shares) (a)	541,000	258,385
PDD Holdings, Inc. ADR (a)	579,703	58,793,478
People's Insurance Co. of China Group Ltd.:
(A Shares)	514,500	375,659
(H Shares)	8,551,000	2,821,484
People.cn Co. Ltd. (A Shares)	64,300	285,128
Perfect World Co. Ltd. (A Shares)	112,700	185,017
PetroChina Co. Ltd.:
(A Shares)	1,231,400	1,199,745
(H Shares)	20,496,000	13,378,060
Pharmaron Beijing Co. Ltd.:
(A Shares)	81,625	371,271
(H Shares) (b)	8,075	19,276
PICC Property & Casualty Co. Ltd. (H Shares)	6,689,840	7,639,498
Ping An Bank Co. Ltd. (A Shares)	1,127,400	1,612,848
Ping An Healthcare and Technology Co. Ltd. (a)(b)(c)	542,400	1,267,008
Ping An Insurance Group Co. of China Ltd.:
(A Shares)	637,694	3,963,058
(H Shares)	6,486,000	32,900,084
Piotech, Inc. (A Shares)	10,623	367,104
Poly Developments & Holdings (A Shares)	697,600	1,050,084
Pop Mart International Group Ltd. (b)	460,200	1,270,388
Postal Savings Bank of China Co. Ltd.	1,580,200	987,281
Postal Savings Bank of China Co. Ltd. (H Shares) (b)	7,858,000	3,586,621
Power Construction Corp. of China Ltd. (A Shares)	1,003,900	722,014
Pylon Technologies Co. Ltd. (Series A)	10,354	161,244
Qi An Xin Technology Group, Inc. (A Shares) (a)	39,804	251,123
Qifu Technology, Inc. ADR	109,532	1,619,978
Qinghai Salt Lake Potash Co. Ltd. Class A (a)	315,700	731,053
Raytron Technology Co. Ltd. (A Shares)	26,014	167,554
Risen Energy Co. Ltd. (A Shares)	66,800	162,238
Riyue Heavy Industry Co. Ltd. (A Shares)	58,500	112,584
Rockchip Electronics Co. Ltd.	20,200	180,023
Rongsheng Petrochemical Co. Ltd. (A Shares)	589,400	918,179
SAIC Motor Corp. Ltd. (A Shares)	453,100	899,802
Sailun Group Co. Ltd. A Shares	178,200	273,679
Sanan Optoelectronics Co. Ltd. (A Shares)	290,100	590,549
Sangfor Technologies, Inc. (a)	24,200	277,670
Sany Heavy Equipment International Holdings Co. Ltd.	1,079,000	1,417,393
Sany Heavy Industry Co. Ltd. (A Shares)	492,600	974,198
Satellite Chemical Co. Ltd. (A Shares)	196,456	436,716
SDIC Capital Co. Ltd.	375,100	350,509
SDIC Power Holdings Co. Ltd. (A Shares)	431,500	719,883
Seazen Holdings Co. Ltd. (A Shares) (a)	131,800	214,070
Seres Group Co. Ltd. (A Shares) (a)	88,100	983,493
SF Holding Co. Ltd. (A Shares)	284,600	1,527,297
SG Micro Corp. (A Shares)	27,175	333,285
Shaanxi Coal Industry Co. Ltd. (A Shares)	563,800	1,390,246
Shan Xi Hua Yang Group New Energy Co. Ltd.	209,600	231,171
Shandong Buchang Pharmaceuticals Co. Ltd. (A Shares)	64,043	151,857
Shandong Gold Mining Co. Ltd.:
(A Shares)	361,484	1,173,935
(H Shares) (b)	404,750	758,270
Shandong Himile Mechanical Science & Technology Co. Ltd. (A Shares)	46,200	203,142
Shandong Hualu Hengsheng Chemical Co. Ltd. (A Shares)	123,420	542,922
Shandong Linglong Tyre Co. Ltd. (A Shares)	85,400	233,788
Shandong Nanshan Aluminum Co. Ltd. (A Shares)	685,000	290,344
Shandong Sun Paper Industry JSC Ltd. (A Shares)	162,200	275,748
Shandong Weigao Medical Polymer Co. Ltd. (H Shares)	2,412,800	2,239,541
Shanghai Aiko Solar Energy Co. Ltd. (A Shares)	106,140	284,464
Shanghai Bairun Investment Holding Group Co. Ltd. (A Shares)	61,340	220,833
Shanghai Baosight Software Co. Ltd.	589,084	1,211,530
Shanghai Baosight Software Co. Ltd. (A Shares)	103,388	602,996
Shanghai Construction Group Co. Ltd. (A Shares)	522,300	187,850
Shanghai Electric Group Co. Ltd. (A Shares) (a)	738,700	448,509
Shanghai Electric Power Co. Ltd. (A Shares)	159,700	190,800
Shanghai Fosun Pharmaceutical (Group) Co. Ltd.:
(A Shares)	111,400	433,325
(H Shares)	502,000	1,158,341
Shanghai Friendess Electronic Technology Corp. Ltd. (A Shares)	8,599	284,145
Shanghai Fudan Microelectronics Group Co. Ltd.:
(A Shares)	13,725	90,894
(H Shares) (c)	56,000	105,853
Shanghai International Airport Co. Ltd. (A Shares) (a)	72,500	368,897
Shanghai International Port Group Co. Ltd. (A Shares)	408,900	279,531
Shanghai Jinjiang International Hotels Co. Ltd. (A Shares)	53,000	238,009
Shanghai Junshi Biosciences Co. Ltd. (A Shares) (a)	44,569	279,530
Shanghai Lingang Holdings Corp. Ltd. (A Shares)	140,960	206,782
Shanghai M&G Stationery, Inc. (A Shares)	54,100	286,680
Shanghai Moons' Electric Co. Ltd. (A Shares)	24,400	219,966
Shanghai Pharmaceuticals Holding Co. Ltd.:
(A Shares)	153,600	378,525
(H Shares)	727,000	1,057,640
Shanghai Pudong Development Bank Co. Ltd. (A Shares)	1,705,800	1,590,740
Shanghai Putailai New Energy Technology Co. Ltd.	117,164	400,871
Shanghai RAAS Blood Products Co. Ltd. (A Shares)	391,900	374,318
Shanghai Rural Commercial Bank Co. Ltd. (A Shares)	558,000	454,683
Shanghai Yuyuan Tourist Mart Group Co. Ltd.	224,800	199,740
Shanxi Coal International Energy Group Co. Ltd. (A Shares)	115,000	256,296
Shanxi Lu'an Environmental Energy Development Co. Ltd. (A Shares)	173,800	452,239
Shanxi Meijin Energy Co. Ltd. (A Shares) (a)	253,300	242,916
Shanxi Securities Co. Ltd. (A Shares)	209,930	161,276
Shanxi Taigang Stainless Steel Co. Ltd. (A Shares)	333,800	178,468
Shanxi Xinghuacun Fen Wine Factory Co. Ltd. (A Shares)	71,040	2,399,942
Shanxi Xishan Coal & Electricity Power Co. Ltd. (A Shares)	330,160	390,580
Shede Spirits Co. Ltd. (A Shares)	19,500	307,088
Shenergy Co. Ltd. (A Shares)	278,700	224,448
Shenghe Resources Holding Co. Ltd. (A Shares)	102,300	149,585
Shengyi Technology Co. Ltd.	137,500	330,687
Shennan Circuits Co. Ltd. (A Shares)	29,840	283,918
Shenwan Hongyuan Group Co. Ltd. (A Shares)	1,314,800	789,024
Shenzhen Capchem Technology Co. Ltd. (A Shares)	43,380	261,821
Shenzhen Dynanonic Co. Ltd. (A Shares)	16,140	173,624
Shenzhen Energy Group Co. Ltd. (A Shares)	270,060	228,123
Shenzhen Inovance Technology Co. Ltd. (A Shares)	77,150	637,862
Shenzhen International Holdings Ltd.	1,392,336	917,722
Shenzhen Kaifa Technology Co. Ltd. (A Shares)	90,800	213,630
Shenzhen Kangtai Biological Products Co. Ltd.	65,000	269,573
Shenzhen Kedali Industry Co. Ltd.	15,600	193,797
Shenzhen Kstar Science & Technology Co. Ltd. (A Shares)	34,200	122,012
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares) (a)	70,600	2,759,996
Shenzhen New Industries Biomedical Engineering Co. Ltd.	45,800	430,825
Shenzhen Overseas Chinese Town Co. Ltd. (A Shares) (a)	478,200	236,373
Shenzhen Salubris Pharmaceuticals Co. Ltd. (A Shares)	64,800	288,522
Shenzhen SC New Energy Technology Corp. (A Shares)	20,200	201,661
Shenzhen Sed Industry Co. Ltd. (A Shares)	66,200	173,469
Shenzhen Senior Technology Material Co. Ltd. (A Shares)	73,938	155,352
Shenzhen Sunlord Electronics Co. Ltd. (A Shares)	47,300	188,830
Shenzhen Transsion Holdings Co. Ltd. (A Shares) (a)	46,766	859,582
Shenzhen YUTO Packaging Technology Co. Ltd. (A Shares)	54,400	195,322
Shenzhou International Group Holdings Ltd.	801,600	7,873,694
Shijiazhuang Yiling Pharmaceutical Co. Ltd. (A Shares)	96,960	294,615
Shuangliang Eco-Energy Systems Ltd. (A Shares)	108,100	138,382
Sichuan Chuantou Energy Co. Ltd. (A Shares)	255,900	514,687
Sichuan Hebang Biotechnology Co. Ltd. (A Shares)	509,400	165,823
Sichuan Kelun Pharmaceutical Co. Ltd. (A Shares)	86,000	323,091
Sichuan New Energy Power Co. Ltd. (A Shares) (a)	84,900	136,039
Sichuan Road & Bridge (Group) Co. Ltd. (A Shares)	423,400	446,309
Sichuan Swellfun Co. Ltd. (A Shares)	28,500	238,223
Sichuan Yahua Industrial Group Co. Ltd. (A Shares)	65,300	125,795
Sieyuan Electric Co. Ltd. (A Shares)	45,000	303,353
Silergy Corp.	315,000	2,813,251
Sinolink Securities Co. Ltd. (A Shares)	217,100	271,354
Sinoma International Engineering Co. Ltd. (A Shares)	153,700	207,300
Sinoma Science & Technology Co. Ltd. (A Shares)	97,500	230,543
Sinomine Resource Group Co. Ltd. (A Shares)	41,780	213,637
Sinopec Shanghai Petrochemical Co. Ltd. (A Shares) (a)	418,700	171,297
Sinopharm Group Co. Ltd. (H Shares)	1,301,200	3,111,538
Sinotruk Hong Kong Ltd.	668,500	1,259,122
SKSHU Paint Co. Ltd. (A Shares)	30,632	249,393
Smoore International Holdings Ltd. (b)(c)	1,768,000	1,362,524
Songcheng Performance Development Co. Ltd. (A Shares)	150,580	226,170
Soochow Securities Co. Ltd. (A Shares)	291,745	319,954
Southwest Securities Co. Ltd. (A Shares)	387,500	217,235
Spring Airlines Co. Ltd. (A Shares) (a)	56,600	423,766
StarPower Semiconductor Ltd. (A Shares)	9,900	233,093
Sungrow Power Supply Co. Ltd. (A Shares)	86,400	995,862
Sunny Optical Technology Group Co. Ltd.	691,300	5,791,666
Sunresin New Materials Co. Ltd. (A Shares)	29,200	217,042
Sunwoda Electronic Co. Ltd. (A Shares)	109,400	241,003
SUPCON Technology Co. Ltd. (A Shares)	42,153	251,574
Suzhou Dongshan Precision Manufacturing Co. Ltd. (A Shares)	99,300	254,356
Suzhou Maxwell Technologies Co. Ltd. (A Shares)	16,244	268,271
Suzhou TFC Optical Communication Co. Ltd. (A Shares)	22,900	223,959
TAL Education Group ADR (a)	428,479	3,757,761
Tangshan Jidong Cement Co. Ltd. A Shares	151,300	147,955
TBEA Co. Ltd. (A Shares)	294,970	564,624
TCL Technology Group Corp. (A Shares)	1,094,090	588,428
TCL Zhonghuan Renewable Energy Technology Co. Ltd. (A Shares)	235,175	593,861
Tencent Holdings Ltd.	6,498,400	240,497,701
Tencent Music Entertainment Group ADR (a)	728,185	5,286,623
Thunder Software Technology Co. Ltd. (A Shares)	26,600	255,638
Tianhe Chemicals Group Ltd. (a)(d)	376,000	0
Tianjin 712 Communication & Broadcasting Co. Ltd.	44,700	162,655
Tianma Microelectronics Co. Ltd. (A Shares) (a)	143,300	192,029
Tianqi Lithium Corp. (A Shares)	85,700	644,950
Tianshan Aluminum Group Co. Ltd.	271,800	240,784
Tianshui Huatian Technology Co. Ltd. (A Shares)	185,900	227,088
Tingyi (Cayman Islands) Holding Corp.	1,914,000	2,540,476
Titan Wind Energy Suzhou Co. Ltd. (A Shares) (a)	105,500	192,456
Tongcheng Travel Holdings Ltd. (a)	1,198,400	2,289,484
TongFu Microelectronics Co. Ltd. (A Shares)	88,000	247,123
Tongkun Group Co. Ltd. (A Shares) (a)	140,700	277,981
Tongling Nonferrous Metals Group Co. Ltd. (A Shares)	615,800	261,612
Tongwei Co. Ltd. (A Shares)	261,800	978,112
Topchoice Medical Corp. (a)	18,600	227,956
Topsports International Holdings Ltd. (b)	1,802,000	1,515,378
TravelSky Technology Ltd. (H Shares)	903,000	1,426,499
Trina Solar Co. Ltd. (A Shares)	126,384	516,171
Trip.com Group Ltd. (a)	532,512	18,148,874
Tsingtao Brewery Co. Ltd.:
(A Shares)	49,500	565,769
(H Shares)	590,000	4,474,282
Uni-President China Holdings Ltd.	1,256,000	854,822
Unigroup Guoxin Microelectronics Co. Ltd. (a)	49,419	509,614
Unisplendour Corp. Ltd. (A Shares) (a)	166,403	446,596
Universal Scientific Industrial Shanghai Co. Ltd. (A Shares)	107,700	213,957
Verisilicon Microelectronics Shanghai Co. Ltd. (A Shares) (a)	29,021	211,815
Vipshop Holdings Ltd. ADR (a)	329,256	4,695,191
Walvax Biotechnology Co. Ltd. (A Shares)	93,400	297,396
Wanda Film Holding Co. Ltd. (A Shares) (a)	126,700	216,419
Wanhua Chemical Group Co. Ltd. (A Shares)	182,800	2,217,861
Want Want China Holdings Ltd.	4,610,000	2,864,469
Weibo Corp. sponsored ADR	78,551	929,258
Weichai Power Co. Ltd.:
(A Shares)	372,600	708,274
(H Shares)	1,912,200	2,862,223
Weihai Guangwei Composites Co. Ltd. (A Shares)	48,360	169,405
Wens Foodstuffs Group Co. Ltd. (A Shares)	381,780	980,709
Western Mining Co. Ltd. (A Shares)	140,400	241,422
Western Securities Co. Ltd. (A Shares)	260,000	236,711
Western Superconducting Technologies Co. Ltd. (A Shares)	37,834	239,227
Will Semiconductor Ltd.	68,735	1,037,259
Wingtech Technology Co. Ltd. (A Shares) (a)	72,300	492,233
Wintime Energy Group Co. Ltd. (A Shares) (a)	1,262,200	236,479
Wuchan Zhongda Group Co. Ltd.	300,500	187,791
Wuhan Guide Infrared Co. Ltd. (A Shares)	247,769	268,457
Wuliangye Yibin Co. Ltd. (A Shares)	225,900	4,816,436
WUS Printed Circuit Kunshan Co. Ltd. (A Shares)	110,790	296,733
WuXi AppTec Co. Ltd.	143,644	1,698,685
WuXi AppTec Co. Ltd. (H Shares) (b)(c)	357,122	4,291,373
Wuxi Autowell Technology Co. Ltd. (A Shares)	8,997	168,114
Wuxi Biologics (Cayman), Inc. (a)(b)	3,707,500	23,052,278
XCMG Construction Machinery Co. Ltd. (A Shares)	685,800	537,222
Xiamen C&D, Inc. (A Shares)	173,900	232,418
Xiamen Faratronic Co. Ltd. (A Shares)	13,200	180,160
Xiamen Tungsten Co. Ltd. (A Shares)	82,900	192,163
Xiaomi Corp. Class B (a)(b)	14,876,600	26,674,101
Xinjiang Daqo New Energy Co. Ltd. (A Shares)	103,489	505,487
Xinyi Solar Holdings Ltd.	4,747,498	2,793,947
XPeng, Inc. Class A (a)(c)	1,005,552	7,307,122
XTEP International Holdings Ltd.	1,404,500	1,276,877
Yadea Group Holdings Ltd. (b)	1,190,000	2,172,178
Yangzhou Yangjie Electronic Technology Co. Ltd. (A Shares)	29,700	154,238
Yankuang Energy Group Co. Ltd.:
(A Shares)	237,150	633,583
(H Shares)	2,190,000	3,803,502
Yantai Jereh Oilfield Services (A Shares)	59,300	231,914
Yealink Network Technology Corp. Ltd.	73,430	335,070
Yifeng Pharmacy Chain Co. Ltd.	58,825	263,566
Yihai International Holding Ltd.	502,000	913,590
Yihai Kerry Arawana Holdings Co. Ltd. (A Shares)	84,600	404,654
Yintai Gold Co. Ltd. (A Shares)	161,780	299,371
Yonghui Superstores Co. Ltd. (A Shares) (a)	530,500	223,373
YongXing Special Materials Technology Co. Ltd. (A Shares)	31,610	216,234
Yonyou Network Technology Co. Ltd. (A Shares)	199,538	447,016
Youngor Group Co. Ltd. (A Shares)	273,689	252,617
YTO Express Group Co. Ltd. (A Shares)	199,300	370,176
Yuan Longping High-tech Agriculture Co. Ltd. (A Shares) (a)	77,300	174,240
Yuexiu Property Co. Ltd.	1,561,620	1,624,332
Yum China Holdings, Inc.	404,448	21,257,787
Yunda Holding Co. Ltd. (A Shares)	168,390	209,924
Yunnan Aluminium Co. Ltd. (A Shares)	202,100	384,256
Yunnan Baiyao Group Co. Ltd. (A Shares)	104,500	726,245
Yunnan Botanee Bio-Technology Group Co., Ltd. (A Shares)	24,700	266,403
Yunnan Chihong Zinc & Germanium Co. Ltd. (A Shares)	296,900	210,013
Yunnan Energy New Material Co. Ltd.	56,900	522,364
Yunnan Tin Co. Ltd. (A Shares)	96,200	185,865
Yunnan Yuntianhua Co. Ltd. (Series A)	106,800	243,237
Yutong Bus Co. Ltd.	127,900	238,507
Zai Lab Ltd. (a)	906,200	2,312,673
Zangge Mining Co. Ltd. (Series A)	91,600	280,387
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd. (A Shares)	35,200	1,204,828
Zhaojin Mining Industry Co. Ltd. (H Shares)	1,265,500	1,568,902
Zhefu Holding Group Co. Ltd. (A Shares)	310,700	157,154
Zhejiang Century Huatong Group Co. Ltd. (A Shares) (a)	433,197	350,083
Zhejiang China Commodities City Group Co. Ltd. (A Shares)	319,500	340,006
Zhejiang Chint Electric Co. Ltd. (A Shares)	125,900	397,902
Zhejiang Dahua Technology Co. Ltd. (A Shares) (a)	193,400	539,950
Zhejiang Dingli Machinery Co. Ltd. (A Shares)	29,160	217,202
Zhejiang Expressway Co. Ltd. (H Shares)	1,184,000	891,239
Zhejiang Huahai Pharmaceutical Co. Ltd. (A Shares)	86,220	190,680
Zhejiang Huayou Cobalt Co. Ltd. (A Shares)	93,050	468,407
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd. (A Shares)	76,000	452,045
Zhejiang Jiuzhou Pharmaceutical Co. Ltd. (A Shares)	52,100	211,769
Zhejiang Juhua Co. Ltd. (A Shares)	157,500	326,138
Zhejiang Longsheng Group Co. Ltd. (A Shares)	189,000	229,987
Zhejiang NHU Co. Ltd. (A Shares)	180,028	398,140
Zhejiang Sanhua Intelligent Controls Co. Ltd. (A Shares)	104,200	381,442
Zhejiang Supor Cookware Co. Ltd.	31,200	213,984
Zhejiang Weiming Enviroment Protection Co. Ltd. (A Shares)	100,590	246,780
Zhejiang Weixing New Building Materials Co. Ltd. (A Shares)	92,000	207,410
Zhejiang Zheneng Electric Power Co. Ltd. (A Shares) (a)	653,400	410,896
Zheshang Securities Co. Ltd.	226,400	311,868
ZhongAn Online P & C Insurance Co. Ltd. (H Shares) (a)(b)	688,500	1,886,916
Zhongji Innolight Co. Ltd. (A Shares)	46,800	563,914
Zhongjin Gold Co. Ltd. (A Shares)	282,500	420,066
Zhongsheng Group Holdings Ltd. Class H	812,000	1,875,148
Zhongtai Securities Co. Ltd. (A Shares)	406,900	398,369
Zhuzhou CRRC Times Electric Co. Ltd.:
(A Shares)	46,495	246,173
(H Shares)	498,100	1,607,552
Zhuzhou Kibing Group Co. Ltd. (A Shares)	155,600	169,775
Zibo Qixiang Tengda Chemical Co. Ltd. (A Shares)	167,300	133,846
Zijin Mining Group Co. Ltd.:
(A Shares) (a)	1,150,500	1,951,704
(H Shares)	5,336,000	8,254,322
Zoomlion Heavy Industry Science and Technology Co. Ltd.:
(A Shares)	155,100	136,128
(H Shares)	462,000	240,185
ZTE Corp.:
(A Shares)	200,600	717,379
(H Shares)	787,880	1,750,873
ZTO Express, Inc. sponsored ADR	414,675	9,773,890
TOTAL CHINA		1,812,612,591
Colombia - 0.1%
Bancolombia SA	247,914	1,767,803
Bancolombia SA sponsored ADR	3,513	89,160
Interconexion Electrica SA ESP	431,012	1,518,385
TOTAL COLOMBIA		3,375,348
Czech Republic - 0.2%
CEZ A/S	157,206	6,726,712
Komercni Banka A/S	73,385	2,149,226
MONETA Money Bank A/S (b)	318,834	1,231,751
TOTAL CZECH REPUBLIC		10,107,689
Egypt - 0.1%
Commercial International Bank SAE	2,457,789	4,796,364
Eastern Co. SAE	1,003,356	853,299
EFG-Hermes Holding SAE	918,835	496,186
TOTAL EGYPT		6,145,849
Greece - 0.4%
Alpha Bank SA (a)	2,162,869	3,226,830
Eurobank Ergasias Services and Holdings SA (a)	2,518,350	4,108,915
Ff Group (a)(d)	1,035	0
Hellenic Telecommunications Organization SA	186,279	2,607,657
Jumbo SA	112,117	2,949,167
Motor Oil (HELLAS) Corinth Refineries SA	64,537	1,536,448
Mytilineos SA	103,935	3,846,877
National Bank of Greece SA (a)	532,105	3,040,310
OPAP SA	179,345	3,036,239
Piraeus Financial Holdings SA (a)	666,625	1,967,943
Public Power Corp. of Greece (a)	202,287	2,061,204
TOTAL GREECE		28,381,590
Hong Kong - 0.1%
Kingboard Laminates Holdings Ltd.	906,500	850,108
Nine Dragons Paper (Holdings) Ltd.	1,595,000	908,001
Orient Overseas International Ltd.	128,000	1,614,054
Sino Biopharmaceutical Ltd.	10,031,000	3,896,835
Vinda International Holdings Ltd. (c)	351,000	867,402
TOTAL HONG KONG		8,136,400
Hungary - 0.2%
MOL Hungarian Oil and Gas PLC Series A (For. Reg.)	437,013	3,477,245
OTP Bank PLC	230,794	8,588,134
Richter Gedeon PLC	135,594	3,179,305
TOTAL HUNGARY		15,244,684
India - 15.3%
ABB India Ltd.	51,411	2,534,867
Adani Enterprises Ltd.	165,812	4,570,823
Adani Green Energy Ltd. (a)	307,551	3,396,859
Adani Ports & Special Economic Zone Ltd.	512,305	4,831,558
Adani Power Ltd. (a)	748,925	3,262,380
Ambuja Cements Ltd.	577,488	2,945,303
Apollo Hospitals Enterprise Ltd.	97,640	5,651,979
Ashok Leyland Ltd.	1,423,457	2,869,085
Asian Paints Ltd.	371,944	13,393,897
Astral Ltd.	117,184	2,604,180
AU Small Finance Bank Ltd. (b)	161,728	1,299,475
Aurobindo Pharma Ltd.	255,746	2,608,934
Avenue Supermarts Ltd. (a)(b)	157,799	6,887,610
Axis Bank Ltd.	2,210,079	26,070,770
Bajaj Auto Ltd.	65,870	4,200,655
Bajaj Finance Ltd.	264,424	23,796,238
Bajaj Finserv Ltd.	370,467	6,983,334
Bajaj Holdings & Investment Ltd.	25,909	2,154,887
Balkrishna Industries Ltd.	74,991	2,299,427
Bandhan Bank Ltd. (b)	703,063	1,809,832
Bank of Baroda	1,003,033	2,364,368
Berger Paints India Ltd.	282,985	1,898,181
Bharat Electronics Ltd.	3,546,562	5,680,230
Bharat Forge Ltd.	248,469	3,042,474
Bharat Petroleum Corp. Ltd.	736,464	3,086,455
Bharti Airtel Ltd.	2,166,711	23,789,084
Britannia Industries Ltd.	105,214	5,595,230
Cg Power & Industrial Soluti	592,906	2,775,811
Cholamandalam Investment and Finance Co. Ltd.	398,784	5,448,056
Cipla Ltd./India (a)	508,864	7,333,160
Coal India Ltd.	1,494,425	5,639,382
Colgate-Palmolive Ltd.	118,650	3,011,540
Container Corp. of India Ltd.	266,002	2,198,955
Cummins India Ltd.	134,296	2,704,239
Dabur India Ltd.	601,320	3,818,823
Divi's Laboratories Ltd.	115,854	4,713,454
DLF Ltd.	600,477	4,066,661
Dr. Reddy's Laboratories Ltd.	104,996	6,774,911
Eicher Motors Ltd.	132,690	5,250,047
GAIL India Ltd.	2,241,206	3,217,013
Godrej Consumer Products Ltd.	396,634	4,724,506
Godrej Properties Ltd. (a)	121,474	2,423,271
Grasim Industries Ltd.	255,453	5,787,848
Havells India Ltd.	243,201	3,640,018
HCL Technologies Ltd.	918,928	14,090,723
HDFC Asset Management Co. Ltd. (b)	82,819	2,719,565
HDFC Bank Ltd.	2,704,321	47,972,668
HDFC Standard Life Insurance Co. Ltd. (b)	938,182	6,967,375
Hero Motocorp Ltd.	106,586	3,954,167
Hindalco Industries Ltd.	1,194,550	6,591,661
Hindustan Aeronautics Ltd.	162,228	3,549,264
Hindustan Petroleum Corp. Ltd. (a)	550,986	1,638,748
Hindustan Unilever Ltd.	797,394	23,789,866
ICICI Bank Ltd.	5,020,887	55,222,392
ICICI Lombard General Insurance Co. Ltd. (b)	233,442	3,851,681
ICICI Prudential Life Insurance Co. Ltd. (b)	348,908	2,201,077
IDFC Bank Ltd. (a)	3,354,598	3,332,649
Indian Oil Corp. Ltd.	2,740,372	2,951,154
Indian Railway Catering & Tourism Corp. Ltd.	233,353	1,864,627
Indraprastha Gas Ltd.	305,187	1,401,480
Info Edge India Ltd.	68,782	3,374,479
Infosys Ltd.	3,219,368	52,929,243
InterGlobe Aviation Ltd. (a)(b)	130,799	3,856,967
ITC Ltd.	2,895,160	14,898,524
Jindal Steel & Power Ltd.	346,484	2,637,403
Jio Financial Services Ltd.	2,952,178	7,832,833
JSW Steel Ltd. (a)	586,700	5,189,626
Jubilant Foodworks Ltd.	383,928	2,309,444
Kotak Mahindra Bank Ltd.	1,059,842	22,149,231
Larsen & Toubro Ltd.	668,052	23,502,367
Ltimindtree Ltd. (b)	86,088	5,236,105
Lupin Ltd.	198,721	2,692,074
Mahindra & Mahindra Ltd.	904,477	15,846,504
Marico Ltd.	501,944	3,233,483
Maruti Suzuki India Ltd.	131,798	16,453,611
Max Healthcare Institute Ltd.	753,649	5,193,634
Mphasis BFL Ltd.	73,140	1,866,730
MRF Ltd.	1,850	2,406,334
Muthoot Finance Ltd.	116,887	1,823,267
Nestle India Ltd.	32,741	9,530,991
NTPC Ltd.	4,237,279	12,001,291
Oil & Natural Gas Corp. Ltd.	3,050,729	6,824,239
Page Industries Ltd.	5,947	2,701,423
Petronet LNG Ltd.	727,549	1,743,389
PI Industries Ltd.	80,896	3,302,943
Pidilite Industries Ltd.	147,959	4,367,191
Power Finance Corp. Ltd.	1,280,597	3,791,354
Power Grid Corp. of India Ltd.	4,399,906	10,683,040
REC Ltd.	1,149,578	3,972,341
Reliance Industries Ltd.	2,952,129	81,152,896
Samvardhana Motherson International Ltd.	2,300,165	2,539,612
SBI Cards & Payment Services Ltd.	275,585	2,468,881
SBI Life Insurance Co. Ltd. (b)	436,972	7,174,804
Shree Cement Ltd.	8,747	2,695,136
Shriram Transport Finance Co. Ltd.	272,767	6,153,202
Siemens Ltd.	86,322	3,452,790
Sona Blw Precision Forgings Ltd. (b)	397,365	2,585,269
SRF Ltd.	143,804	3,790,801
State Bank of India	1,730,968	11,758,576
Sun Pharmaceutical Industries Ltd.	930,761	12,165,298
Supreme Industries Ltd.	61,600	3,202,051
Tata Consultancy Services Ltd.	887,036	35,899,735
Tata Consumer Products Ltd.	540,813	5,849,929
Tata Elxsi Ltd.	33,220	3,042,113
Tata Motors Ltd.	1,610,944	12,163,868
Tata Power Co. Ltd./The	1,393,682	4,008,592
Tata Steel Ltd.	7,115,829	10,151,176
Tech Mahindra Ltd.	519,873	7,082,791
The Indian Hotels Co. Ltd.	826,322	3,804,711
Titan Co. Ltd.	344,382	13,198,225
Torrent Pharmaceuticals Ltd.	98,523	2,276,722
Trent Ltd.	175,878	4,551,142
Tube Investments of India Ltd.	103,074	3,898,300
Tvs Motor Co. Ltd.	230,594	4,405,199
Ultratech Cement Ltd.	111,976	11,329,057
United Spirits Ltd. (a)	282,584	3,503,351
UPL Ltd.	437,060	2,836,969
Varun Beverages Ltd.	441,213	4,814,337
Vedanta Ltd.	721,828	1,877,876
Wipro Ltd.	1,265,523	5,807,937
Yes Bank Ltd. (a)	12,551,065	2,404,769
Zomato Ltd. (a)	4,159,006	5,258,852
TOTAL INDIA		964,909,935
Indonesia - 1.8%
Indofood Sukses Makmur Tbk PT	4,260,800	1,783,800
PT Adaro Energy Indonesia Tbk	13,955,600	2,251,726
PT Aneka Tambang Tbk	8,160,900	874,386
PT Astra International Tbk	19,626,300	7,139,647
PT Bank Central Asia Tbk	53,786,100	29,631,874
PT Bank Mandiri (Persero) Tbk	36,197,400	12,931,598
PT Bank Negara Indonesia (Persero) Tbk	14,461,200	4,364,196
PT Bank Rakyat Indonesia (Persero) Tbk	66,127,385	20,676,968
PT Barito Pacific Tbk	27,393,488	1,941,203
PT Charoen Pokphand Indonesia Tbk (a)	7,157,100	2,636,750
PT GoTo Gojek Tokopedia Tbk (a)	803,777,912	3,040,891
PT Indah Kiat Pulp & Paper Tbk	2,651,900	1,602,815
PT Indofood CBP Sukses Makmur Tbk	2,264,600	1,476,004
PT Kalbe Farma Tbk	20,450,200	2,174,972
PT Merdeka Copper Gold Tbk (a)	11,692,396	1,639,927
PT Sarana Menara Nusantara Tbk	19,840,900	1,112,762
PT Semen Indonesia (Persero) Tbk	3,270,499	1,256,699
PT Sumber Alfaria Trijaya Tbk	16,110,800	2,932,112
PT Telkom Indonesia Persero Tbk	48,042,000	10,531,566
PT Unilever Indonesia Tbk	7,411,500	1,689,886
PT United Tractors Tbk	1,446,200	2,288,623
PT Vale Indonesia Tbk	2,408,100	750,483
TOTAL INDONESIA		114,728,888
Korea (South) - 10.8%
AMOREPACIFIC Corp.	28,353	2,657,440
BGF Retail Co. Ltd.	8,389	856,601
Celltrion Healthcare Co. Ltd.	103,656	5,119,805
Celltrion Pharm, Inc.	17,280	811,778
Celltrion, Inc.	106,464	11,805,663
CJ CheilJedang Corp.	8,037	1,681,229
Cosmo AM&T Co. Ltd. (a)	22,317	2,320,035
Cosmo AM&T Co. Ltd. rights 11/7/23 (a)	1,139	13,979
Coway Co. Ltd.	53,699	1,715,863
Db Insurance Co. Ltd.	44,627	2,899,080
Doosan Bobcat, Inc.	53,435	1,532,966
Doosan Heavy Industries & Construction Co. Ltd. (a)	434,898	4,326,892
Ecopro BM Co. Ltd. (c)	47,417	6,926,698
Ecopro Co. Ltd. (c)	19,364	8,934,340
F&F Co. Ltd.	16,707	1,156,482
GS Holdings Corp.	45,072	1,314,236
Hana Financial Group, Inc.	286,903	8,329,850
Hankook Tire Co. Ltd.	72,030	2,040,572
Hanmi Pharm Co. Ltd.	6,700	1,398,803
Hanmi Semiconductor Co. Ltd.	42,471	1,661,650
Hanon Systems	181,172	923,102
Hanwha Aerospace Co. Ltd.	34,371	2,580,216
Hanwha Ocean Co. Ltd. (a)(c)	42,038	734,081
Hanwha Ocean Co. Ltd. rights 11/9/23 (a)	13,877	17,955
Hanwha Solutions Corp. (a)	100,001	2,126,888
HD Hyundai Co. Ltd.	42,136	1,792,012
HD Hyundai Heavy Industries Co. Ltd. (a)	21,502	1,627,885
HD Korea Shipbuilding & Offshore Engineering Co. Ltd. (a)	41,156	2,756,779
HLB, Inc.	112,573	2,421,884
HMM Co. Ltd.	237,022	2,563,449
Hotel Shilla Co. (c)	30,445	1,406,627
HYBE Co. Ltd. (a)	18,172	2,955,172
Hyundai Engineering & Construction Co. Ltd.	75,617	1,872,581
Hyundai Glovis Co. Ltd.	18,176	2,303,314
Hyundai Mipo Dockyard Co. Ltd. (a)	23,211	1,194,346
Hyundai Mobis	59,418	9,188,114
Hyundai Motor Co. Ltd.	133,386	16,779,612
Hyundai Steel Co.	84,185	2,044,210
Industrial Bank of Korea	270,912	2,238,737
JYP Entertainment Corp.	27,527	2,092,242
Kakao Corp.	301,481	8,484,896
Kakao Games Corp. (a)	35,960	623,220
Kakao Pay Corp. (a)	25,988	661,544
KakaoBank Corp.	161,788	2,186,274
Kangwon Land, Inc.	92,963	1,010,733
KB Financial Group, Inc.	371,698	14,147,481
Kia Corp.	253,388	14,454,964
Korea Aerospace Industries Ltd.	70,926	2,330,340
Korea Electric Power Corp. (a)	249,610	3,119,718
Korea Investment Holdings Co. Ltd.	40,587	1,515,040
Korea Zinc Co. Ltd.	7,707	2,674,356
Korean Air Lines Co. Ltd.	178,123	2,706,155
KRAFTON, Inc. (a)	28,130	3,419,249
KT Corp.	63,441	1,532,501
KT&G Corp.	99,839	6,288,836
Kumho Petro Chemical Co. Ltd.	17,051	1,600,190
L&F Co. Ltd. (c)	24,597	2,389,076
LG Chemical Ltd.	47,921	15,682,452
LG Corp.	91,512	5,230,292
LG Display Co. Ltd. (a)	225,561	2,038,013
LG Electronics, Inc.	103,146	7,640,337
LG Energy Solution (a)	45,384	12,990,889
LG H & H Co. Ltd.	9,084	2,126,534
LG Innotek Co. Ltd.	13,769	2,281,887
LG Uplus Corp.	208,276	1,558,655
Lotte Chemical Corp.	18,663	2,023,741
Lotte Energy Materials Corp.	22,344	639,155
Meritz Financial Holdings Co.	100,993	3,753,148
Mirae Asset Securities Co. Ltd.	264,817	1,295,337
NAVER Corp.	127,245	17,762,885
NCSOFT Corp.	13,835	2,386,686
Netmarble Corp. (a)(b)	20,824	596,952
NH Investment & Securities Co. Ltd.	145,173	1,039,989
Orion Corp./Republic of Korea	23,008	2,033,307
Pan Ocean Co., Ltd. (Korea)	258,843	825,159
Pearl Abyss Corp. (a)	31,139	1,139,107
POSCO	69,703	21,306,214
POSCO Chemtech Co. Ltd. (c)	30,045	5,286,772
Posco International Corp.	51,172	1,905,894
S-Oil Corp.	43,665	2,151,786
Samsung Biologics Co. Ltd. (a)(b)	17,255	9,057,625
Samsung C&T Corp.	81,007	6,395,383
Samsung Electro-Mechanics Co. Ltd.	54,317	5,014,767
Samsung Electronics Co. Ltd.	4,630,764	230,154,031
Samsung Engineering Co. Ltd. (a)	152,055	2,675,942
Samsung Fire & Marine Insurance Co. Ltd.	29,863	5,702,016
Samsung Heavy Industries Co. Ltd. (a)	639,726	3,238,272
Samsung Life Insurance Co. Ltd.	77,576	4,147,210
Samsung SDI Co. Ltd.	53,342	16,864,899
Samsung SDS Co. Ltd.	37,512	3,839,464
Samsung Securities Co. Ltd.	60,738	1,588,756
Shinhan Financial Group Co. Ltd.	427,228	10,965,283
SK Biopharmaceuticals Co. Ltd. (a)	30,375	1,697,341
SK Bioscience Co. Ltd. (a)(c)	26,058	1,171,061
SK Hynix, Inc.	529,423	45,908,064
SK IE Technology Co. Ltd. (a)(b)	24,194	1,065,252
SK Innovation Co., Ltd.	61,731	5,615,641
SK Square Co. Ltd. (a)	96,007	3,029,127
SK, Inc.	35,504	3,737,672
SKC Co. Ltd. (c)	18,360	1,072,132
Woori Financial Group, Inc.	589,845	5,202,233
Yuhan Corp.	52,018	2,214,146
TOTAL KOREA (SOUTH)		680,319,249
Kuwait - 0.8%
Agility Public Warehousing Co. KSC (a)	1,557,116	2,646,770
Boubyan Bank KSC	1,345,451	2,547,857
Gulf Bank	1,792,180	1,372,586
Gulf Bank rights 11/12/23 (a)	139,121	2,877
Kuwait Finance House KSCP	7,875,663	17,408,155
Mabanee Co. SAKC	639,498	1,704,915
Mobile Telecommunication Co.	1,890,305	2,938,235
National Bank of Kuwait	7,305,672	20,704,716
TOTAL KUWAIT		49,326,111
Luxembourg - 0.0%
Reinet Investments SCA	133,014	2,763,836
Malaysia - 1.4%
AMMB Holdings Bhd	1,635,600	1,312,149
Axiata Group Bhd	2,714,441	1,241,967
CelcomDigi Bhd	3,474,500	3,112,480
CIMB Group Holdings Bhd	6,311,720	7,562,052
Dialog Group Bhd	3,338,200	1,506,166
Gamuda Bhd	1,850,604	1,818,467
Genting Bhd	2,103,500	1,779,947
Genting Malaysia Bhd	2,931,200	1,489,512
Hong Leong Bank Bhd	642,500	2,616,132
Hong Leong Credit Bhd	226,800	843,415
IHH Healthcare Bhd	2,176,100	2,739,262
Inari Amertron Bhd	2,574,600	1,543,621
IOI Corp. Bhd	2,483,700	2,049,278
Kuala Lumpur Kepong Bhd	480,447	2,217,816
Malayan Banking Bhd	5,352,181	10,134,664
Malaysia Airports Holdings Bhd	825,603	1,280,930
Maxis Bhd	2,319,700	1,928,806
MISC Bhd	1,322,600	2,013,496
MR DIY Group M Sdn Bhd (b)	2,792,450	867,568
Nestle (Malaysia) Bhd	69,700	1,811,371
Petronas Chemicals Group Bhd	2,761,900	4,258,869
Petronas Dagangan Bhd	294,400	1,425,240
Petronas Gas Bhd	768,730	2,800,117
PPB Group Bhd	632,320	2,032,743
Press Metal Aluminium Holdings	3,660,300	3,783,566
Public Bank Bhd	14,357,300	12,539,692
QL Resources Bhd	1,084,450	1,258,616
RHB Bank Bhd	1,483,334	1,737,434
Sime Darby Bhd	2,691,849	1,293,750
Sime Darby Plantation Bhd	2,051,056	1,869,805
Telekom Malaysia Bhd	1,129,093	1,201,948
Tenaga Nasional Bhd	2,527,200	5,251,687
TOTAL MALAYSIA		89,322,566
Mexico - 2.4%
Alfa SA de CV Series A	3,037,100	1,893,450
America Movil S.A.B. de CV Series L	18,367,800	15,169,812
Arca Continental S.A.B. de CV	507,700	4,552,657
Banco del Bajio SA (b)	749,600	2,294,244
CEMEX S.A.B. de CV unit (a)	14,691,918	8,825,419
Coca-Cola FEMSA S.A.B. de CV unit	509,515	3,865,803
Fibra Uno Administracion SA de CV	2,809,500	4,265,129
Fomento Economico Mexicano S.A.B. de CV unit	1,886,400	21,351,089
Gruma S.A.B. de CV Series B	179,405	3,121,900
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B	380,100	4,433,903
Grupo Aeroportuario del Sureste S.A.B. de CV Series B	188,005	4,051,769
Grupo Bimbo S.A.B. de CV Series A	1,288,100	5,242,708
Grupo Carso SA de CV Series A1	545,100	3,475,772
Grupo Financiero Banorte S.A.B. de CV Series O	2,516,200	20,421,010
Grupo Financiero Inbursa S.A.B. de CV Series O (a)	1,779,100	3,668,919
Grupo Mexico SA de CV Series B	3,019,507	12,314,846
Grupo Televisa SA de CV	2,327,000	1,067,408
Industrias Penoles SA de CV (a)	192,720	2,151,465
Kimberly-Clark de Mexico SA de CV Series A	1,476,800	2,707,207
Operadora de Sites Mexicanos, SA de CV	1,246,800	1,060,150
Orbia Advance Corp. S.A.B. de CV	974,155	1,578,294
Promotora y Operadora de Infraestructura S.A.B. de CV	184,135	1,507,274
Southern Copper Corp. (c)	82,457	5,846,201
Wal-Mart de Mexico SA de CV Series V	5,079,600	18,181,074
TOTAL MEXICO		153,047,503
Peru - 0.2%
Compania de Minas Buenaventura SAA	3,005	24,341
Compania de Minas Buenaventura SAA sponsored ADR	206,382	1,671,694
Credicorp Ltd.	511	63,722
Credicorp Ltd. (United States)	64,963	8,117,776
TOTAL PERU		9,877,533
Philippines - 0.6%
Aboitiz Equity Ventures, Inc.	1,640,060	1,320,929
Ayala Corp.	240,755	2,567,985
Ayala Land, Inc.	6,533,340	3,207,109
Bank of the Philippine Islands (BPI)	1,918,749	3,393,796
BDO Unibank, Inc.	2,297,983	5,160,422
International Container Terminal Services, Inc.	986,440	3,486,687
JG Summit Holdings, Inc.	2,554,356	1,652,925
Jollibee Food Corp.	434,460	1,566,757
Manila Electric Co.	266,650	1,665,235
Metropolitan Bank & Trust Co.	1,745,977	1,606,142
PLDT, Inc.	73,445	1,565,652
SM Investments Corp.	237,350	3,346,576
SM Prime Holdings, Inc.	9,812,600	5,179,327
Universal Robina Corp.	846,170	1,627,404
TOTAL PHILIPPINES		37,346,946
Poland - 0.9%
Allegro.eu SA (a)(b)	461,041	3,300,147
Bank Polska Kasa Opieki SA	178,100	5,399,596
Budimex SA	12,383	1,381,752
CD Projekt RED SA	62,965	1,569,622
Cyfrowy Polsat SA (c)	247,735	771,369
Dino Polska SA (a)(b)	47,541	4,497,831
KGHM Polska Miedz SA (Bearer)	135,791	3,618,794
LPP SA	1,079	3,473,662
mBank SA (a)	14,404	1,777,567
Orlen SA	562,754	8,884,781
PGE Polska Grupa Energetyczna SA (a)	875,622	1,517,145
Powszechna Kasa Oszczednosci Bank SA (a)	848,264	8,764,485
Powszechny Zaklad Ubezpieczen SA	586,267	6,626,743
Santander Bank Polska SA (a)	34,673	3,757,020
TOTAL POLAND		55,340,514
Qatar - 0.9%
Barwa Real Estate Co. (a)	2,081,270	1,446,200
Dukhan Bank	1,777,612	1,770,289
Industries Qatar QSC (a)	1,467,114	4,923,959
Masraf al Rayan	5,412,453	3,121,711
Mesaieed Petrochemical Holding Co. (a)	4,267,362	1,863,528
Ooredoo QSC	779,048	2,116,118
Qatar Electricity & Water Co. (a)	419,079	1,903,754
Qatar Fuel Co. (a)	578,744	2,360,436
Qatar Gas Transport Co. Ltd. (Nakilat) (a)	2,420,651	2,340,206
Qatar International Islamic Bank QSC (a)	954,700	2,425,426
Qatar Islamic Bank	1,604,227	7,666,451
Qatar National Bank SAQ	4,478,926	18,316,728
The Commercial Bank of Qatar (a)	3,140,826	4,421,828
TOTAL QATAR		54,676,634
Romania - 0.0%
NEPI Rockcastle PLC	486,610	2,628,151
Russia - 0.1%
Alrosa Co. Ltd. (d)	2,234,923	371,902
Gazprom OAO (d)	8,473,436	886,875
Gazprom OAO sponsored ADR (Reg. S) (a)(d)	863,533	197,265
Inter Rao Ues JSC (d)	31,187,844	171,988
LUKOIL PJSC (d)	334,533	103,570
LUKOIL PJSC sponsored ADR (a)(d)	22,773	6,442
MMC Norilsk Nickel PJSC (a)(d)	48,442	322,245
MMC Norilsk Nickel PJSC sponsored ADR (a)(d)	59,247	142,193
Mobile TeleSystems OJSC sponsored ADR (a)(d)	396,417	394,827
Moscow Exchange MICEX-RTS OAO (d)	1,311,841	252,234
Novatek PJSC GDR (Reg. S) (a)(d)	78,382	4,075,864
Novolipetsk Steel OJSC (a)(d)	1,258,902	12,089
Novolipetsk Steel OJSC GDR (Reg. S) (a)(d)	3,783	470
Ozon Holdings PLC ADR (a)(d)	40,002	83,826
PhosAgro PJSC:
GDR (Reg. S) (a)(d)	116,446	2,388
sponsored GDR (Reg. S) (a)(d)	749	15
Polyus PJSC (a)(d)	26,742	62,902
Polyus PJSC GDR (a)(d)	5,226	8,008
Rosneft Oil Co. OJSC (d)	857,494	143,441
Rosneft Oil Co. OJSC GDR (Reg. S) (a)(d)	150,200	35,515
Sberbank of Russia (d)	9,313,306	57,276
Severstal PAO (a)(d)	155,372	3,470
Severstal PAO GDR (Reg. S) (a)(d)	26,165	618
Surgutneftegas OJSC (d)	5,613,549	68,707
Surgutneftegas OJSC sponsored ADR (a)(d)	73,333	13,542
Tatneft PAO (d)	1,103,564	137,293
Tatneft PAO sponsored ADR (a)(d)	18,698	17,264
TCS Group Holding PLC GDR (a)(d)	103,050	131,252
United Co. RUSAL International PJSC (d)	2,596,470	312,996
VK Co. Ltd. GDR (Reg. S) (a)(d)	100,000	29,716
VTB Bank OJSC (a)(d)	2,380,815,800	90,983
VTB Bank OJSC sponsored GDR (Reg. S) (a)(d)	221,738	37,021
X5 Retail Group NV:
GDR (Reg. S) (a)(d)	102,956	24,296
GDR (Reg. S) (a)(d)	4,876	49,150
Yandex NV Class A (a)(d)	261,431	976,296
TOTAL RUSSIA		9,223,939
Saudi Arabia - 4.0%
ACWA Power Co.	92,348	5,587,748
Advanced Petrochemicals Co.	123,541	1,228,297
Al Rajhi Bank	1,900,395	33,989,899
Alinma Bank	950,104	8,332,024
Almarai Co. Ltd.	242,463	3,612,774
Arab National Bank	654,259	4,143,617
Arabian Internet and Communications Services Co. Ltd.	23,265	1,939,784
Bank Al-Jazira (a)	389,095	1,696,768
Bank Albilad	475,006	4,710,050
Banque Saudi Fransi	572,562	5,471,358
Bupa Arabia for Cooperative Insurance Co.	72,726	4,129,075
Dallah Healthcare Co.	33,160	1,308,157
Dar Al Arkan Real Estate Development Co. (a)	513,467	2,066,679
Dr Sulaiman Al Habib Medical Services Group Co.	84,850	5,699,488
Elm Co.	23,270	4,349,324
Etihad Etisalat Co.	365,817	4,495,192
Jarir Marketing Co.	569,601	2,198,481
Luberef	49,078	1,687,563
Mobile Telecommunications Co. Saudi Arabia	426,955	1,570,524
Mouwasat Medical Services Co.	95,026	2,532,946
Nahdi Medical Co.	37,835	1,430,057
National Industrialization Co. (a)	317,621	983,782
Power & Water Utility Co. for Jubail & Yanbu	72,571	1,052,314
Rabigh Refining & Petrochemical Co. (a)	405,198	1,088,708
Riyad Bank	1,425,205	10,086,148
Sabic Agriculture-Nutrients Co.	226,136	8,065,091
Sahara International Petrochemical Co.	348,302	2,994,120
Saudi Arabian Mining Co.	1,253,134	12,024,956
Saudi Arabian Oil Co. (b)	2,581,335	22,912,479
Saudi Awwal Bank	976,169	8,703,714
Saudi Basic Industries Corp.	872,688	17,911,551
Saudi Electricity Co.	805,804	3,823,252
Saudi Industrial Investment Group	358,506	2,289,637
Saudi Investment Bank/The	474,594	1,859,615
Saudi Kayan Petrochemical Co. (a)	712,745	2,010,034
Saudi Research & Marketing Group (a)	34,870	1,310,553
Saudi Tadawul Group Holding Co.	46,545	2,061,995
Saudi Telecom Co.	1,939,588	19,852,911
The Co. for Cooperative Insurance	71,265	2,294,704
The Saudi National Bank	2,850,595	25,492,446
The Savola Group	253,758	2,462,094
Yanbu National Petrochemical Co.	267,114	2,694,921
TOTAL SAUDI ARABIA		254,154,830
South Africa - 2.8%
Absa Group Ltd.	821,918	7,493,511
African Rainbow Minerals Ltd.	108,874	897,163
Anglo American Platinum Ltd.	64,307	2,148,599
Aspen Pharmacare Holdings Ltd.	367,760	3,340,474
Bid Corp. Ltd.	325,291	6,900,969
Bidvest Group Ltd./The	280,539	3,970,972
Capitec Bank Holdings Ltd. (c)	84,422	7,496,130
Clicks Group Ltd.	234,864	3,460,928
Discovery Ltd.	522,113	3,602,054
Exxaro Resources Ltd. (c)	237,029	2,377,730
FirstRand Ltd. (c)	4,895,747	16,139,219
Gold Fields Ltd.	866,432	11,429,926
Growthpoint Properties Ltd. (c)	3,344,709	1,738,979
Harmony Gold Mining Co. Ltd. (c)	539,432	2,473,225
Impala Platinum Holdings Ltd.	840,073	3,499,401
Kumba Iron Ore Ltd.	62,486	1,655,632
MTN Group Ltd.	1,644,346	8,026,967
Naspers Ltd. Class N	190,022	29,662,600
Nedbank Group Ltd.	426,156	4,586,136
Northam Platinum Holdings Ltd.	346,141	2,089,197
Old Mutual Ltd.	4,724,302	3,003,782
OUTsurance Group Ltd.	817,387	1,768,319
Pepkor Holdings Ltd. (b)	1,953,025	1,781,431
Remgro Ltd.	513,102	3,966,612
Sanlam Ltd.	1,708,917	5,993,932
Sasol Ltd.	553,579	6,997,094
Shoprite Holdings Ltd.	487,606	6,248,421
Sibanye-Stillwater Ltd.	2,744,660	3,500,957
Standard Bank Group Ltd.	1,299,790	12,754,854
Vodacom Group Ltd.	604,502	3,290,826
Woolworths Holdings Ltd.	910,063	3,388,291
TOTAL SOUTH AFRICA		175,684,331
Taiwan - 14.4%
Accton Technology Corp.	489,000	7,570,864
Acer, Inc.	2,807,994	2,965,443
Advantech Co. Ltd.	456,100	4,680,421
ASE Technology Holding Co. Ltd.	2,968,927	10,386,152
Asia Cement Corp.	2,234,153	2,756,775
ASUSTeK Computer, Inc.	685,000	7,176,784
AUO Corp.	6,344,400	3,068,610
Catcher Technology Co. Ltd.	561,000	3,144,728
Cathay Financial Holding Co. Ltd.	9,245,410	12,536,822
Chailease Holding Co. Ltd.	1,486,944	8,059,790
Chang Hwa Commercial Bank	5,259,011	2,783,964
Cheng Shin Rubber Industry Co. Ltd.	1,885,937	2,575,230
China Airlines Ltd.	2,796,000	1,674,788
China Development Financial Ho (a)	15,511,648	5,418,056
China Steel Corp.	11,448,204	8,534,399
Chunghwa Telecom Co. Ltd.	3,687,000	13,176,557
Compal Electronics, Inc.	4,059,000	3,527,942
CTBC Financial Holding Co. Ltd.	17,087,826	12,858,988
Delta Electronics, Inc.	1,889,381	17,013,782
E Ink Holdings, Inc.	829,000	4,310,069
E.SUN Financial Holdings Co. Ltd.	13,650,270	10,050,309
ECLAT Textile Co. Ltd.	172,613	2,745,235
eMemory Technology, Inc.	62,000	3,881,398
EVA Airways Corp.	2,494,000	2,113,319
Evergreen Marine Corp. (Taiwan)	985,363	3,276,544
Far Eastern New Century Corp.	2,856,705	2,600,775
Far EasTone Telecommunications Co. Ltd.	1,549,000	3,625,622
Feng Tay Enterprise Co. Ltd.	478,408	2,639,649
First Financial Holding Co. Ltd.	10,562,760	8,445,246
Formosa Chemicals & Fibre Corp.	3,410,760	6,412,319
Formosa Petrochemical Corp.	1,108,000	2,704,799
Formosa Plastics Corp.	3,703,520	8,800,827
Fubon Financial Holding Co. Ltd.	7,572,356	14,070,669
Giant Manufacturing Co. Ltd.	303,935	1,535,686
Gigabyte Technology Co. Ltd.	493,000	3,346,833
Global Unichip Corp.	85,000	3,795,982
GlobalWafers Co. Ltd.	211,000	3,099,292
Hon Hai Precision Industry Co. Ltd. (Foxconn)	12,097,869	36,080,871
Hotai Motor Co. Ltd.	296,760	5,533,021
Hua Nan Financial Holdings Co. Ltd.	8,595,032	5,385,999
Innolux Corp.	8,362,133	3,149,822
Inventec Corp.	2,608,865	3,265,777
Largan Precision Co. Ltd.	97,000	6,207,760
Lite-On Technology Corp.	1,952,279	6,073,763
MediaTek, Inc.	1,473,292	38,422,367
Mega Financial Holding Co. Ltd.	10,899,691	12,358,728
Micro-Star International Co. Ltd.	695,000	3,555,196
momo.com, Inc.	82,080	1,352,163
Nan Ya Plastics Corp.	4,614,860	8,822,916
Nan Ya Printed Circuit Board Corp.	220,000	1,613,579
Nanya Technology Corp.	1,201,000	2,405,886
Nien Made Enterprise Co. Ltd.	170,000	1,502,890
Novatek Microelectronics Corp.	560,000	7,880,447
Pegatron Corp.	1,938,000	4,519,078
PharmaEssentia Corp. (a)	231,000	2,297,032
Pou Chen Corp.	2,139,000	1,905,157
Powerchip Semiconductor Manufacturing Corp.	2,956,294	2,430,035
President Chain Store Corp.	555,000	4,411,265
Quanta Computer, Inc.	2,622,000	15,469,168
Realtek Semiconductor Corp.	473,401	5,895,393
Ruentex Development Co. Ltd.	1,480,555	1,483,671
Shin Kong Financial Holding Co. Ltd. (a)	12,723,127	3,415,412
Sinopac Financial Holdings Co.	10,198,435	5,620,268
Synnex Technology International Corp.	1,213,500	2,573,436
Taishin Financial Holdings Co. Ltd.	10,885,689	5,801,593
Taiwan Business Bank	5,977,696	2,354,979
Taiwan Cement Corp.	6,244,730	6,217,561
Taiwan Cooperative Financial Holding Co. Ltd.	9,979,868	7,744,067
Taiwan High Speed Rail Corp.	1,918,000	1,740,090
Taiwan Mobile Co. Ltd.	1,672,900	4,940,060
Taiwan Semiconductor Manufacturing Co. Ltd.	23,887,000	389,834,403
The Shanghai Commercial & Savings Bank Ltd.	3,730,609	4,939,219
Uni-President Enterprises Corp.	4,684,983	9,821,283
Unimicron Technology Corp.	1,331,000	5,931,574
United Microelectronics Corp.	10,911,000	15,679,179
Vanguard International Semiconductor Corp.	873,000	1,894,454
Voltronic Power Technology Corp.	63,000	2,524,602
Walsin Lihwa Corp.	2,737,526	2,911,258
Wan Hai Lines Ltd.	678,950	969,650
Winbond Electronics Corp.	2,894,000	2,240,897
Winbond Electronics Corp. rights 11/3/23 (a)	116,341	10,573
Wistron Corp.	2,530,000	7,049,474
Wiwynn Corp.	84,756	4,012,913
WPG Holding Co. Ltd.	1,547,200	3,421,050
Yageo Corp.	327,845	5,340,919
Yang Ming Marine Transport Corp.	1,692,000	2,203,619
Yuanta Financial Holding Co. Ltd.	9,844,750	7,390,833
Zhen Ding Technology Holding Ltd.	643,000	1,942,573
TOTAL TAIWAN		907,912,591
Thailand - 1.8%
Advanced Info Service PCL (For. Reg.)	1,155,000	7,035,126
Airports of Thailand PCL (For. Reg.) (a)	4,163,000	7,686,326
Asset World Corp. PCL (For. Reg.)	6,821,000	652,714
B. Grimm Power PCL (For. Reg.)	606,400	370,964
Bangkok Dusit Medical Services PCL (For. Reg.)	10,794,400	7,913,215
Bangkok Expressway and Metro PCL (For. Reg.)	7,441,000	1,625,587
Banpu PCL:
(For. Reg.)	7,382,700	1,551,941
NVDR	2,300	483
Berli Jucker PCL (For. Reg.)	977,200	764,517
BTS Group Holdings PCL (For. Reg.)	7,688,200	1,599,020
Bumrungrad Hospital PCL:
(For. Reg.)	556,700	4,001,286
NVDR	21,800	156,688
Central Pattana PCL (For. Reg.)	1,964,300	3,398,272
Central Retail Corp. PCL (For. Reg.)	1,799,916	1,830,641
Charoen Pokphand Foods PCL (For. Reg.)	3,771,720	1,951,139
CP ALL PCL (For. Reg.)	5,669,500	8,665,070
CP Axtra PCL:
(For. Reg.)	1,727,500	1,350,721
NVDR	12,800	10,008
Delta Electronics PCL (For. Reg.)	3,023,900	6,609,851
Electricity Generating PCL (For. Reg.)	228,500	771,365
Energy Absolute PCL (For. Reg.)	1,634,500	1,899,938
Global Power Synergy Public Co. Ltd. (For. Reg.)	687,100	741,776
Gulf Energy Development PCL (For. Reg.)	2,706,100	3,238,870
Home Product Center PCL (For. Reg.)	5,750,106	1,893,225
Indorama Ventures PCL (For. Reg.)	1,636,000	1,071,966
Intouch Holdings PCL (For. Reg.)	941,300	1,849,032
Kasikornbank PCL (For. Reg.)	575,700	2,093,828
Krung Thai Bank PCL (For. Reg.)	3,393,570	1,764,558
Krungthai Card PCL (For. Reg.)	1,002,700	1,213,871
Land & House PCL (For. Reg.)	8,248,700	1,723,180
Minor International PCL (For. Reg.)	3,186,532	2,469,464
Muangthai Leasing PCL (For. Reg.)	721,900	729,082
Osotspa PCL (For. Reg.)	1,143,000	743,305
PTT Exploration and Production PCL (For. Reg.)	1,348,339	6,123,561
PTT Global Chemical PCL (For. Reg.)	2,188,439	2,090,201
PTT Oil & Retail Business PCL:
(For. Reg.)	1,426,500	722,398
NVDR	1,490,200	754,657
PTT PCL (For. Reg.)	9,700,800	8,929,319
Ratch Group PCL (For. Reg.)	1,049,200	936,119
SCB X PCL (For. Reg.)	818,300	2,231,158
SCG Packaging PCL (For. Reg.)	1,244,200	1,239,773
Siam Cement PCL (For. Reg.)	759,550	6,050,777
Thai Oil PCL (For. Reg.)	1,194,114	1,554,806
TMBThanachart Bank PCL:
(For. Reg.)	23,430,400	1,082,413
NVDR	101,100	4,671
True Corp. PCL	7,506,579	1,258,958
TOTAL THAILAND		112,355,840
Turkey - 0.7%
Akbank TAS	3,025,164	3,147,023
Aselsan A/S	1,327,023	1,937,168
Bim Birlesik Magazalar A/S JSC	441,619	4,241,651
Eregli Demir ve Celik Fabrikalari T.A.S. (a)	1,358,415	1,816,065
Ford Otomotiv Sanayi A/S	68,068	1,889,947
Haci Omer Sabanci Holding A/S	989,124	1,868,628
Hektas Ticaret A/S (a)	1,104,152	854,649
Koc Holding A/S	737,729	3,563,701
Koza Altin Isletmeleri A/S	931,931	722,661
Pegasus Hava Tasimaciligi A/S (a)	44,596	1,110,205
Sasa Polyester Sanayi A/S	1,027,139	1,550,905
Tofas Turk Otomobil Fabrikasi A/S	121,200	1,030,142
Turk Hava Yollari AO (a)	535,046	4,105,529
Turkcell Iletisim Hizmet A/S	1,173,612	1,989,226
Turkiye Is Bankasi A/S Series C	3,393,937	2,514,360
Turkiye Petrol Rafinerileri A/S	934,244	4,681,241
Turkiye Sise ve Cam Fabrikalari A/S	1,336,841	2,234,736
Yapi ve Kredi Bankasi A/S	3,276,138	1,994,425
TOTAL TURKEY		41,252,262
United Arab Emirates - 1.3%
Abu Dhabi Commercial Bank PJSC	2,838,873	6,206,412
Abu Dhabi Islamic Bank (a)	1,408,269	3,949,134
Abu Dhabi National Oil Co. for Distribution PJSC	3,029,534	2,771,368
Aldar Properties PJSC	3,738,001	5,292,024
Americana Restaurants International PLC	2,449,785	2,467,793
Dubai Islamic Bank Pakistan Ltd.	2,807,102	4,126,967
Emaar Properties PJSC	6,429,072	11,709,908
Emirates NBD Bank PJSC	1,837,306	8,478,719
Emirates Telecommunications Corp.	3,373,862	16,956,573
First Abu Dhabi Bank PJSC	4,284,709	14,791,753
Multiply Group (a)	3,801,436	3,518,890
TOTAL UNITED ARAB EMIRATES		80,269,541
United Kingdom - 0.1%
AngloGold Ashanti PLC (c)	406,912	7,521,459
Pepco Group NV (a)	167,150	676,608
TOTAL UNITED KINGDOM		8,198,067
United States of America - 0.1%
JBS SA	752,800	2,990,744
Legend Biotech Corp. ADR (a)	57,876	3,823,867
Parade Technologies Ltd.	75,000	2,457,123
TOTAL UNITED STATES OF AMERICA		9,271,734
TOTAL COMMON STOCKS (Cost $6,603,225,248)		5,955,585,895

Nonconvertible Preferred Stocks - 2.2%
	Shares	Value ($)
Brazil - 1.4%
Banco Bradesco SA (PN)	5,144,104	14,274,015
Centrais Eletricas Brasileiras SA (Electrobras) (PN-B)	269,706	2,056,864
Companhia Energetica de Minas Gerais (CEMIG) (PN)	1,348,780	3,140,711
Gerdau SA	1,121,275	4,841,604
Itau Unibanco Holding SA	4,698,231	24,992,623
Itausa-Investimentos Itau SA (PN)	4,939,252	8,464,350
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.)	4,636,600	31,948,328
TOTAL BRAZIL		89,718,495
Chile - 0.1%
Sociedad Quimica y Minera de Chile SA (PN-B)	138,503	6,700,760
Colombia - 0.1%
Bancolombia SA (PN)	423,207	2,714,447
Korea (South) - 0.6%
Hyundai Motor Co. Ltd.	21,030	1,550,698
Hyundai Motor Co. Ltd. Series 2	36,104	2,678,266
LG Chemical Ltd.	7,444	1,552,419
LG H & H Co. Ltd.	2	210
Samsung Electronics Co. Ltd.	797,899	31,808,677
TOTAL KOREA (SOUTH)		37,590,270
Russia - 0.0%
Surgutneftegas OJSC (d)	5,794,540	100,840
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $148,346,263)		136,824,812

Nonconvertible Bonds - 0.0%
		Principal Amount (e)	Value ($)
India - 0.0%
NTPC Ltd. 8.49% 3/25/25 (Cost $52,909)	INR	264,162	33,458

Government Obligations - 0.2%
	Principal Amount (e)	Value ($)
United States of America - 0.2%
U.S. Treasury Bills, yield at date of purchase 5.42% 2/22/24 (f) (Cost $14,750,623)	15,000,000	14,749,752

Money Market Funds - 4.6%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (g)	205,320,582	205,361,646
Fidelity Securities Lending Cash Central Fund 5.40% (g)(h)	83,807,006	83,815,387
TOTAL MONEY MARKET FUNDS (Cost $289,177,033)		289,177,033

TOTAL INVESTMENT IN SECURITIES - 101.3% (Cost $7,055,552,076)	6,396,370,950
NET OTHER ASSETS (LIABILITIES) - (1.3)%	(84,984,023)
NET ASSETS - 100.0%	6,311,386,927

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE MSCI Emerging Markets Index Contracts (United States)	4,702	Dec 2023	216,103,920	(9,953,109)	(9,953,109)

The notional amount of futures purchased as a percentage of Net Assets is 3.4%

Currency Abbreviations
INR	-	Indian rupee

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $316,902,537 or 5.0% of net assets.

(c)	Security or a portion of the security is on loan at period end.
(d)	Level 3 security
(e)	Amount is stated in United States dollars unless otherwise noted.
(f)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $7,277,528.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(h)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	62,332,615	1,425,848,979	1,282,819,948	7,674,790	-	-	205,361,646	0.5%
Fidelity Securities Lending Cash Central Fund 5.40%	20,632,407	371,661,351	308,478,371	901,498	-	-	83,815,387	0.3%
Total	82,965,022	1,797,510,330	1,591,298,319	8,576,288	-	-	289,177,033

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	569,839,189	104,635,404	463,802,946	1,400,839
Consumer Discretionary	825,949,623	176,035,253	649,830,544	83,826
Consumer Staples	380,099,419	122,683,501	257,342,471	73,447
Energy	326,848,680	124,918,661	196,143,401	5,786,618
Financials	1,365,401,835	500,646,106	864,186,963	568,766
Health Care	240,441,048	28,222,234	212,218,814	-
Industrials	390,583,485	93,286,283	297,297,202	-
Information Technology	1,257,698,668	10,270,351	1,247,428,317	-
Materials	474,041,461	171,355,380	301,446,785	1,239,296
Real Estate	102,178,520	41,306,132	60,872,388	-
Utilities	159,328,779	57,850,368	101,306,421	171,990

Corporate Bonds	33,458	-	33,458	-

Government Obligations	14,749,752	-	14,749,752	-

Money Market Funds	289,177,033	289,177,033	-	-
Total Investments in Securities:	6,396,370,950	1,720,386,706	4,666,659,462	9,324,782
Derivative Instruments: Liabilities
Futures Contracts	(9,953,109)	(9,953,109)	-	-
Total Liabilities	(9,953,109)	(9,953,109)	-	-
Total Derivative Instruments:	(9,953,109)	(9,953,109)	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	0	(9,953,109)
Total Equity Risk	0	(9,953,109)
Total Value of Derivatives	0	(9,953,109)

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Fidelity® Emerging Markets Index Fund
Financial Statements
Statement of Assets and Liabilities
		October 31, 2023

Assets
Investment in securities, at value (including securities loaned of $78,528,995) - See accompanying schedule:
Unaffiliated issuers (cost $6,766,375,043)	$6,107,193,917
Fidelity Central Funds (cost $289,177,033)	289,177,033

Total Investment in Securities (cost $7,055,552,076)		$6,396,370,950
Cash		1,480,813
Foreign currency held at value (cost $11,949,458)		11,438,887
Receivable for investments sold		5,046
Receivable for fund shares sold		12,314,673
Dividends receivable		7,753,905
Interest receivable		125
Distributions receivable from Fidelity Central Funds		1,098,972
Other receivables		85,333
Total assets		6,430,548,704
Liabilities
Payable for investments purchased	$348
Payable for fund shares redeemed	8,481,716
Accrued management fee	402,235
Payable for daily variation margin on futures contracts	1,430,948
Deferred taxes	25,034,520
Other payables and accrued expenses	105
Collateral on securities loaned	83,811,905
Total Liabilities		119,161,777
Net Assets		$6,311,386,927
Net Assets consist of:
Paid in capital		$7,653,787,779
Total accumulated earnings (loss)		(1,342,400,852)
Net Assets		$6,311,386,927
Net Asset Value, offering price and redemption price per share ($6,311,386,927 ÷ 682,174,487 shares)		$9.25

Statement of Operations
		Year ended October 31, 2023
Investment Income
Dividends		$189,904,744
Non-Cash dividends		14,008,039
Interest		602,427
Income from Fidelity Central Funds (including $901,498 from security lending)		8,576,288
Income before foreign taxes withheld		$213,091,498
Less foreign taxes withheld		(22,620,498)
Total Income		190,471,000
Expenses
Management fee	$4,732,606
Independent trustees' fees and expenses	21,688
Total expenses before reductions	4,754,294
Expense reductions	(64,889)
Total expenses after reductions		4,689,405
Net Investment income (loss)		185,781,595
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $1,186,821)	(215,485,861)
Foreign currency transactions	(149,073)
Futures contracts	8,974,516
Total net realized gain (loss)		(206,660,418)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers(net of increase in deferred foreign taxes of $2,388,227)	565,422,380
Assets and liabilities in foreign currencies	(290,798)
Futures contracts	(9,104,849)
Total change in net unrealized appreciation (depreciation)		556,026,733
Net gain (loss)		349,366,315
Net increase (decrease) in net assets resulting from operations		$535,147,910
Statement of Changes in Net Assets

	Year ended October 31, 2023	Year ended October 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$185,781,595	$185,918,754
Net realized gain (loss)	(206,660,418)	(288,874,732)
Change in net unrealized appreciation (depreciation)	556,026,733	(2,125,258,642)
Net increase (decrease) in net assets resulting from operations	535,147,910	(2,228,214,620)
Distributions to shareholders	(144,831,374)	(141,768,973)

Share transactions
Proceeds from sales of shares	2,426,882,664	4,848,475,063
Reinvestment of distributions	115,318,941	111,740,080
Cost of shares redeemed	(1,855,775,506)	(3,797,103,742)

Net increase (decrease) in net assets resulting from share transactions	686,426,099	1,163,111,401
Total increase (decrease) in net assets	1,076,742,635	(1,206,872,192)

Net Assets
Beginning of period	5,234,644,292	6,441,516,484
End of period	$6,311,386,927	$5,234,644,292

Other Information
Shares
Sold	248,751,213	456,938,763
Issued in reinvestment of distributions	12,281,037	9,382,039
Redeemed	(190,452,525)	(364,529,607)
Net increase (decrease)	70,579,725	101,791,195

Financial Highlights
Fidelity® Emerging Markets Index Fund

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$8.56	$12.64	$11.07	$10.48	$9.62
Income from Investment Operations
Net investment income (loss) A,B	.29	.32	.28	.22	.35 C
Net realized and unrealized gain (loss)	.63	(4.14)	1.48	.65	.72
Total from investment operations	.92	(3.82)	1.76	.87	1.07
Distributions from net investment income	(.23)	(.26)	(.19)	(.28)	(.21)
Total distributions	(.23)	(.26)	(.19)	(.28)	(.21)
Net asset value, end of period	$9.25	$8.56	$12.64	$11.07	$10.48
Total Return D	10.74%	(30.81)%	15.95%	8.54%	11.33%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.08%	.08%	.07% G	.08%	.08%
Expenses net of fee waivers, if any	.08%	.08%	.07% G	.08%	.08%
Expenses net of all reductions	.07%	.07%	.07% G	.07%	.08%
Net investment income (loss)	2.93%	2.97%	2.17%	2.20%	3.40% C
Supplemental Data
Net assets, end of period (000 omitted)	$6,311,387	$5,234,644	$6,441,516	$3,400,765	$2,938,021
Portfolio turnover rate H	7%	8%	5%	10%	3%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.08 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 2.66%.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GThe size and fluctuation of net assets and expense amounts may cause ratios to differ from contractual rates.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity® Global ex U.S. Index Fund
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2023	Past 1 year	Past 5 years	Past 10 years
Fidelity® Global ex U.S. Index Fund	12.74%	3.64%	2.65%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Global ex U.S. Index Fund on October 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA Index performed over the same period.

Fidelity® Global ex U.S. Index Fund
Management's Discussion of Fund Performance
Market Recap:
International (non-U.S.) equities gained 12.27% for the 12 months ending October 31, 2023, according to the MSCI ACWI (All Country World Index) ex USA Index, as global economic expansion and a slowing in the pace of inflation in some markets provided a favorable backdrop for risk assets. After returning -15.86% in 2022, the index's upturn has been largely driven by a narrow set of companies in the information technology and communication services sectors, in part due to excitement for generative artificial intelligence applications. The index gained 14.07% year to date through July, including strong gains in both June (+4.50%) and July (+4.07%). The rally for international equities sputtered for the next three months (-11.33%) amid a stalling pattern in disinflationary trends, heightened global recession and geopolitical risks, soaring yields on longer-term U.S. government bonds and particularly weak economic conditions in the eurozone and China. The three-month decline left non-U.S. stocks up 1.15% year to date through October. Currency fluctuations also helped bolster non-U.S. equity performance overall. For the full 12 months, nearly all regions advanced, with Europe ex U.K. (+18%) and Japan (+17%) leading, whereas Canada (-0.38%) lagged by the widest margin. Each of the 11 sectors advanced, with information technology (+21%) and consumer discretionary (+19%) leading the way. Energy and industrials each rose about 14%. Conversely, four defensive-oriented sectors lagged by the widest margin: real estate (+4%), health care (+6%), consumer staples (+7%) and utilities (+8%).
Comments from the Geode Capital Management, LLC, passive equity index team:
For the fiscal year ending October 31, 2023, the fund gained 12.74%, versus 12.27% for the benchmark MSCI All Country World ex US Index (Net MA). From a regional standpoint, Europe ex the U.K. gained 17% and contributed most, followed by emerging markets (+10%). By sector, financials gained about 12% and contributed most. Information technology, which gained 21%, also helped, benefitting from the semiconductors & semiconductor equipment industry (+33%), as did consumer discretionary, which advanced roughly 19%. The industrials sector rose 13%, boosted by the capital goods industry (+18%), energy gained 12%, and communication services advanced approximately 13%. Other notable contributors included the materials (+8%), consumer staples (+7%), health care (+6%), utilities (+8%) and real estate (+4%) sectors. In contrast, Canada returned -1% and was a notable detractor. Turning to individual stocks, the top contributor was Novo-Nordisk (+78%), from the pharmaceuticals, biotechnology & life sciences category. Taiwan Semiconductor (+37%) and ASML Holding (+28%), within the semiconductors & semiconductor equipment group, also contributed. In media & entertainment, Tencent Holdings gained roughly 50% and lifted the fund. Lastly, HSBC (+48%), a stock in the banks category, contributed. Conversely, the biggest individual detractor was Roche Holding (-21%), from the pharmaceuticals, biotechnology & life sciences industry. Also in pharmaceuticals, biotechnology & life sciences, CSL (-17%) hurt. Adyen (-53%) and Brookfield (-26%), within the financial services group, also hindered the fund's performance. Lastly, Nutrien, within the materials industry, returned approximately -35% and hurt the fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Global ex U.S. Index Fund
Investment Summary October 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	1.8
Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	1.4
Nestle SA (Reg. S) (United States of America, Food Products)	1.3
Tencent Holdings Ltd. (China, Interactive Media & Services)	1.1
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	1.1
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	1.1
Shell PLC (London) (Netherlands, Oil, Gas & Consumable Fuels)	1.0
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	0.9
AstraZeneca PLC (United Kingdom) (United Kingdom, Pharmaceuticals)	0.9
Novartis AG (Switzerland, Pharmaceuticals)	0.9
11.5

Market Sectors (% of Fund's net assets)

Financials	22.4
Industrials	11.7
Consumer Discretionary	11.7
Information Technology	11.2
Health Care	9.5
Consumer Staples	8.1
Materials	7.3
Energy	6.7
Communication Services	5.4
Utilities	2.5
Real Estate	1.6

Asset Allocation (% of Fund's net assets)

Futures - 1.8%

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Fidelity® Global ex U.S. Index Fund
Schedule of Investments October 31, 2023
Showing Percentage of Net Assets
Common Stocks - 97.2%
	Shares	Value ($)
Australia - 4.8%
Ampol Ltd.	87,270	1,769,640
ANZ Group Holdings Ltd.	1,106,324	17,445,599
APA Group unit	469,690	2,462,087
Aristocrat Leisure Ltd.	217,930	5,356,743
ASX Ltd.	70,739	2,527,334
Aurizon Holdings Ltd.	668,740	1,456,592
BHP Group Ltd.	1,867,998	52,878,310
BlueScope Steel Ltd.	166,637	1,997,555
Brambles Ltd.	513,469	4,285,286
Cochlear Ltd.	24,345	3,731,459
Coles Group Ltd.	497,823	4,831,716
Commonwealth Bank of Australia	617,135	37,963,618
Computershare Ltd.	213,355	3,367,159
DEXUS Property Group unit	393,147	1,623,772
EBOS Group Ltd.	56,346	1,150,260
Endeavour Group Ltd.	518,216	1,627,948
Flutter Entertainment PLC (a)	11,178	1,753,312
Flutter Entertainment PLC (Ireland) (a)	54,155	8,477,743
Fortescue Metals Group Ltd.	625,803	8,902,567
Glencore PLC	3,886,482	20,586,038
Goodman Group unit	626,469	8,289,381
IDP Education Ltd.	90,290	1,247,480
IGO Ltd.	253,795	1,536,823
Insurance Australia Group Ltd.	891,545	3,216,283
Lendlease Group unit	248,471	984,068
Macquarie Group Ltd.	135,567	13,934,929
Medibank Private Ltd.	999,467	2,181,116
Mineral Resources Ltd.	63,841	2,353,003
Mirvac Group unit	1,446,966	1,678,848
National Australia Bank Ltd.	1,157,517	20,736,055
Northern Star Resources Ltd.	426,967	3,126,587
Orica Ltd.	166,586	1,556,567
Origin Energy Ltd.	629,689	3,652,734
Pilbara Minerals Ltd. (b)	1,000,644	2,350,511
Qantas Airways Ltd. (a)	310,209	971,856
QBE Insurance Group Ltd.	552,807	5,481,693
Ramsay Health Care Ltd.	67,175	2,080,014
REA Group Ltd.	19,400	1,781,012
Reece Ltd.	82,841	923,654
Rio Tinto Ltd.	137,289	10,255,227
Rio Tinto PLC	415,185	26,489,019
Santos Ltd.	1,184,022	5,777,387
Scentre Group unit	1,947,326	3,016,784
SEEK Ltd.	134,023	1,768,124
Sonic Healthcare Ltd.	167,804	3,072,670
South32 Ltd.	1,691,051	3,617,808
Stockland Corp. Ltd. unit	874,883	1,974,560
Suncorp Group Ltd.	470,935	4,008,433
Telstra Group Ltd.	1,499,630	3,636,423
The GPT Group	729,283	1,683,061
The Lottery Corp. Ltd.	817,274	2,359,118
Transurban Group unit	1,135,911	8,551,699
Treasury Wine Estates Ltd.	263,687	2,023,965
Vicinity Centres unit	1,431,400	1,550,395
Washington H. Soul Pattinson & Co. Ltd.	87,781	1,870,075
Wesfarmers Ltd.	420,092	13,515,969
Westpac Banking Corp.	1,293,801	16,989,913
WiseTech Global Ltd.	60,436	2,250,109
Woodside Energy Group Ltd.	699,652	15,238,282
Woolworths Group Ltd.	451,047	10,096,584
TOTAL AUSTRALIA		402,022,957
Austria - 0.2%
Erste Group Bank AG	127,509	4,553,458
Mondi PLC	165,970	2,680,968
Mondi PLC	11,560	186,808
OMV AG	53,885	2,358,170
Verbund AG	25,441	2,207,368
Voestalpine AG	42,836	1,067,852
TOTAL AUSTRIA		13,054,624
Belgium - 0.5%
Ageas	58,065	2,227,763
Anheuser-Busch InBev SA NV	319,956	18,204,869
D'ieteren Group	7,918	1,173,763
Elia Group SA/NV	10,902	1,034,149
Groupe Bruxelles Lambert SA	35,385	2,583,420
KBC Group NV	92,634	5,087,032
Lotus Bakeries SA	146	1,081,378
Sofina SA	5,698	1,079,201
Solvay SA Class A	27,174	2,867,805
UCB SA	47,106	3,442,148
Umicore SA	80,298	1,910,518
Warehouses de Pauw	60,786	1,499,888
TOTAL BELGIUM		42,191,934
Brazil - 1.2%
Ambev SA	1,745,600	4,452,505
Atacadao SA	226,700	403,332
B3 SA - Brasil Bolsa Balcao	2,165,198	4,766,936
Banco Bradesco SA	566,415	1,380,719
Banco BTG Pactual SA unit	431,100	2,530,978
Banco do Brasil SA	319,900	3,067,817
Banco Santander SA (Brasil) unit	141,300	754,459
BB Seguridade Participacoes SA	257,100	1,568,582
CCR SA	373,000	886,307
Centrais Eletricas Brasileiras SA (Electrobras)	455,780	3,149,576
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP)	125,600	1,454,113
Companhia Siderurgica Nacional SA (CSN)	236,800	552,342
Cosan SA	447,464	1,397,840
CPFL Energia SA (a)	80,700	535,252
Energisa SA unit	77,800	719,246
Eneva SA (a)	312,900	671,509
ENGIE Brasil Energia SA	81,450	634,896
Equatorial Energia SA	373,347	2,340,014
Hapvida Participacoes e Investimentos SA (a)(c)	1,914,255	1,401,022
Hypera SA (a)	139,900	840,496
Itausa-Investimentos Itau SA	28,608	48,685
Klabin SA unit	279,300	1,185,505
Localiza Rent a Car SA	336,784	3,398,067
Localiza Rent a Car SA rights 11/10/23 (a)	2,469	3,428
Lojas Renner SA (a)	348,622	847,742
Magazine Luiza SA (a)	1,104,252	291,299
Natura & Co. Holding SA	328,603	830,999
Petroleo Brasileiro SA - Petrobras (ON)	1,375,409	10,322,899
Prio SA (a)	297,600	2,815,594
Raia Drogasil SA	468,664	2,398,281
Rede D'Oregon Sao Luiz SA (c)	209,192	897,056
Rumo SA	475,900	2,105,882
Sendas Distribuidora SA	487,800	1,058,468
Suzano Papel e Celulose SA	290,138	2,967,703
Telefonica Brasil SA	154,000	1,381,854
TIM SA	312,900	941,477
Totvs SA	190,800	957,832
Ultrapar Participacoes SA	259,100	1,050,944
Vale SA	1,257,186	17,205,501
Vibra Energia SA (a)	425,751	1,671,168
Weg SA	622,700	4,077,022
Wheaton Precious Metals Corp.	167,461	7,072,789
Yara International ASA	60,121	1,964,396
TOTAL BRAZIL		99,002,532
Burkina Faso - 0.0%
Endeavour Mining PLC	67,689	1,398,634
Canada - 7.1%
Agnico Eagle Mines Ltd. (Canada)	181,672	8,520,603
Air Canada (a)	61,918	746,990
Algonquin Power & Utilities Corp.	239,401	1,204,989
Alimentation Couche-Tard, Inc. Class A (multi-vtg.)	288,755	15,718,850
AltaGas Ltd.	103,366	1,920,107
ARC Resources Ltd.	221,585	3,564,854
Bank of Montreal	261,841	19,786,060
Bank of Nova Scotia	438,520	17,755,831
Barrick Gold Corp. (Canada)	648,184	10,353,182
BCE, Inc.	26,943	1,000,199
Brookfield Asset Management Ltd. Class A	130,451	3,739,266
Brookfield Corp. (Canada) Class A	519,992	15,148,857
CAE, Inc. (a)	119,224	2,489,798
Cameco Corp.	160,118	6,550,203
Canadian Apartment Properties (REIT) unit (b)	29,606	871,474
Canadian Imperial Bank of Commerce	333,252	11,753,636
Canadian National Railway Co.	207,350	21,939,402
Canadian Natural Resources Ltd.	408,423	25,935,265
Canadian Pacific Kansas City Ltd.	343,385	24,380,521
Canadian Tire Ltd. Class A (non-vtg.)	19,161	1,848,188
Canadian Utilities Ltd. Class A (non-vtg.)	45,634	965,496
CCL Industries, Inc. Class B	54,736	2,140,102
Cenovus Energy, Inc. (Canada)	528,266	10,064,386
CGI, Inc. Class A (sub. vtg.) (a)	78,294	7,558,681
Constellation Software, Inc.	7,434	14,902,898
Constellation Software, Inc. warrants 8/22/28 (a)(d)	7,326	1
Descartes Systems Group, Inc. (Canada) (a)	31,829	2,300,502
Dollarama, Inc.	105,289	7,190,098
Element Fleet Management Corp.	142,615	1,929,300
Emera, Inc.	102,457	3,355,758
Empire Co. Ltd. Class A (non-vtg.)	53,517	1,466,484
Enbridge, Inc.	784,900	25,153,024
Fairfax Financial Holdings Ltd. (sub. vtg.)	7,891	6,566,757
FirstService Corp.	14,838	2,099,629
Fortis, Inc.	177,260	7,037,992
Franco-Nevada Corp.	70,778	8,610,239
George Weston Ltd.	22,928	2,486,987
GFL Environmental, Inc.	86,405	2,489,187
Gildan Activewear, Inc.	65,201	1,852,005
Great-West Lifeco, Inc.	102,674	2,844,590
Hydro One Ltd. (c)	120,711	3,130,173
iA Financial Corp., Inc.	37,583	2,186,820
IGM Financial, Inc.	31,191	702,205
Imperial Oil Ltd.	75,317	4,292,268
Intact Financial Corp.	64,529	9,066,400
Ivanhoe Mines Ltd. (a)	223,295	1,645,628
Keyera Corp.	84,789	1,971,837
Kinross Gold Corp.	448,521	2,341,656
Loblaw Companies Ltd.	58,329	4,770,633
Magna International, Inc. Class A (sub. vtg.)	100,765	4,842,242
Manulife Financial Corp.	678,105	11,804,186
Metro, Inc.	84,597	4,297,107
National Bank of Canada	124,812	7,760,080
Northland Power, Inc.	91,764	1,289,692
Nutrien Ltd.	183,442	9,852,360
Nuvei Corp. (Canada) (c)	23,214	323,247
Onex Corp. (sub. vtg.)	25,225	1,413,728
Open Text Corp.	100,460	3,354,100
Pan American Silver Corp.	133,171	1,945,588
Parkland Corp.	51,444	1,556,953
Pembina Pipeline Corp.	199,099	6,127,669
Power Corp. of Canada (sub. vtg.)	213,760	5,149,971
Quebecor, Inc. Class B (sub. vtg.)	56,504	1,165,732
RB Global, Inc.	67,547	4,417,574
Restaurant Brands International, Inc.	108,202	7,268,085
Restaurant Brands International, Inc. (b)	867	58,262
RioCan (REIT)	51,889	630,488
Rogers Communications, Inc. Class B (non-vtg.)	132,597	4,912,806
Royal Bank of Canada	509,352	40,682,046
Saputo, Inc.	92,696	1,871,634
Shopify, Inc. Class A (a)	442,797	20,911,322
Stantec, Inc.	41,664	2,549,263
Sun Life Financial, Inc.	215,706	9,852,402
Suncor Energy, Inc.	486,548	15,756,893
TC Energy Corp.	375,378	12,928,108
Teck Resources Ltd. Class B (sub. vtg.)	168,344	5,948,337
TELUS Corp.	171,352	2,762,885
TFI International, Inc. (Canada)	28,656	3,170,086
The Toronto-Dominion Bank	677,537	37,845,333
Thomson Reuters Corp.	58,615	7,021,120
TMX Group Ltd.	104,910	2,184,821
Toromont Industries Ltd.	30,166	2,271,015
Tourmaline Oil Corp.	119,158	6,300,960
West Fraser Timber Co. Ltd.	20,572	1,388,378
WSP Global, Inc.	46,087	6,031,606
TOTAL CANADA		593,996,090
Chile - 0.1%
Antofagasta PLC	144,075	2,355,310
Banco de Chile	16,697,437	1,715,452
Banco de Credito e Inversiones	26,537	634,516
Banco Santander Chile	24,431,455	1,065,157
Cencosud SA	468,435	758,917
Compania Cervecerias Unidas SA	44,893	255,213
Compania Sud Americana de Vapores SA	5,525,781	306,851
Empresas CMPC SA	401,073	717,002
Empresas COPEC SA	143,559	950,377
Enel Americas SA (a)	7,906,370	812,722
Enel Chile SA	10,181,816	602,946
Falabella SA	316,660	644,819
Lundin Mining Corp.	237,405	1,482,551
TOTAL CHILE		12,301,833
China - 8.6%
360 Security Technology, Inc. (A Shares) (a)	154,800	190,248
37 Interactive Entertainment Network Technology Group Co. Ltd. (A Shares)	48,200	136,367
3Peak, Inc. (A Shares)	2,486	54,749
3SBio, Inc. (c)	670,500	596,505
AAC Technology Holdings, Inc.	260,000	468,010
Accelink Technologies Co. Ltd. (A Shares)	17,000	62,656
Advanced Micro-Fabrication Equipment, Inc., China (A Shares)	13,645	319,667
AECC Aero-Engine Control Co. Ltd. (A Shares)	27,900	79,219
AECC Aviation Power Co. Ltd.	58,200	281,482
Agricultural Bank of China Ltd.:
(A Shares)	2,154,700	1,057,606
(H Shares)	10,475,000	3,869,011
Aier Eye Hospital Group Co. Ltd. (A Shares)	207,169	518,062
AIMA Technology Group Co. Ltd.	19,100	73,368
Air China Ltd.:
(A Shares) (a)	192,700	211,369
(H Shares) (a)	744,000	506,149
Airtac International Group	51,043	1,676,879
Akeso, Inc. (a)(c)	186,000	1,044,493
Alibaba Group Holding Ltd. (a)	6,063,512	62,424,336
Alibaba Health Information Technology Ltd. (a)	1,956,000	1,152,238
Aluminum Corp. of China Ltd.:
(A shares)	648,700	549,835
(H Shares)	936,000	500,695
Amlogic Shanghai Co. Ltd. (A Shares) (a)	8,978	73,778
Angel Yeast Co. Ltd. (A Shares)	19,600	93,734
Anhui Conch Cement Co. Ltd.:
(A Shares)	32,800	108,494
(H Shares)	597,500	1,486,995
Anhui Gujing Distillery Co. Ltd.:
(A Shares)	1,200	45,744
(B Shares)	55,802	869,754
Anhui Honglu Steel Construction Group Co. Ltd.	14,950	51,366
Anhui Jianghuai Automobile Group Corp. Ltd. (A Shares) (a)	43,400	107,578
Anhui Kouzi Distillery Co. Ltd. (A Shares)	13,500	92,666
Anhui Yingjia Distillery Co. Ltd. (A Shares)	14,800	155,203
Anjoy Foods Group Co. Ltd. (A Shares)	6,700	118,361
Anker Innovations Technology Co. Ltd. (A Shares)	6,900	88,399
Anta Sports Products Ltd.	473,800	5,358,437
Apeloa Pharmaceutical Co. Ltd. A Shares	27,200	64,121
Asia - Potash International Investment Guangzhou Co. Ltd. (A Shares) (a)	19,000	74,083
ASR Microelectronics Co. Ltd. (A Shares)	8,869	79,054
Asymchem Laboratories Tianjin Co. Ltd. (A Shares)	7,360	151,915
Autobio Diagnostics Co. Ltd.	12,800	77,789
Autohome, Inc. ADR Class A	25,096	671,318
Avary Holding Shenzhen Co. Ltd. (A Shares)	39,400	115,479
AVIC Capital Co. Ltd. (A Shares)	204,200	93,005
AviChina Industry & Technology Co. Ltd. (H Shares)	871,000	394,752
Avicopter PLC (A Shares)	13,700	71,127
BAIC BluePark New Energy Technology Co. Ltd. (A Shares) (a)	105,000	98,427
Baidu, Inc. Class A (a)	834,344	10,953,943
Bank of Beijing Co. Ltd. (A Shares)	471,716	294,180
Bank of Changsha Co. Ltd. (A Shares)	104,200	104,692
Bank of Chengdu Co. Ltd. (A Shares)	77,600	131,178
Bank of China Ltd.:
(A Shares)	1,008,200	537,519
(H Shares)	29,033,000	10,142,255
Bank of Communications Co. Ltd.:
(A Shares)	730,700	562,366
(H Shares)	3,369,000	1,992,784
Bank of Hangzhou Co. Ltd. (A Shares)	119,780	175,229
Bank of Jiangsu Co. Ltd. (A Shares)	314,230	296,509
Bank of Nanjing Co. Ltd. (A Shares)	211,900	227,161
Bank of Ningbo Co. Ltd. (A Shares)	146,440	500,204
Bank of Shanghai Co. Ltd. (A Shares)	770,020	639,104
Bank of Suzhou Co. Ltd.	79,200	68,012
Baoshan Iron & Steel Co. Ltd. (A Shares)	470,300	402,396
BeiGene Ltd. (a)	257,371	3,694,787
Beijing Capital International Airport Co. Ltd. (H Shares) (a)	666,000	245,313
Beijing Dabeinong Technology Group Co. Ltd. (A Shares) (a)	96,900	93,409
Beijing E-Hualu Information Technology Co. Ltd. (A Shares) (a)	14,800	58,713
Beijing Easpring Material Technology Co. Ltd. (A Shares)	10,900	65,736
Beijing Enlight Media Co. Ltd. (A Shares)	63,600	68,024
Beijing Enterprises Holdings Ltd.	187,500	624,724
Beijing Enterprises Water Group Ltd.	1,442,000	304,270
Beijing Kingsoft Office Software, Inc. (A Shares)	10,132	398,606
Beijing New Building Materials PLC (A Shares)	36,100	120,724
Beijing Oriental Yuhong Waterproof Technology Co. Ltd. (A Shares)	25,200	85,806
Beijing Roborock Technology Co. Ltd. (A Shares)	3,052	131,956
Beijing Shiji Information Technology Co. Ltd. (A Shares)	52,733	76,077
Beijing Tiantan Biological Products Corp. Ltd. (A Shares)	39,300	155,083
Beijing Tongrentang Co. Ltd. (A Shares)	29,200	204,955
Beijing United Information Technology Co. Ltd. (A Shares)	16,225	83,542
Beijing Wantai Biological Pharmacy Enterprise Co. Ltd. (A Shares)	18,746	112,442
Beijing Yanjing Brewery Co. Ltd. (A Shares)	64,000	90,998
Beijing-Shanghai High Speed Railway Co. Ltd. (A Shares)	722,800	494,181
Beiqi Foton Motor Co. Ltd. (A Shares) (a)	158,600	65,751
Bethel Automotive Safety Systems Co. Ltd. (A Shares)	9,600	99,365
Betta Pharmaceuticals Co. Ltd. (A Shares)	8,800	73,207
BGI Genomics Co. Ltd.	8,300	55,853
Bilibili, Inc. Class Z (a)(b)	71,431	958,442
Bloomage Biotechnology Corp. Ltd. (A Shares)	10,867	113,611
BOC Aviation Ltd. Class A (c)	74,000	455,106
BOC Hong Kong (Holdings) Ltd.	1,369,649	3,622,092
BOC International China Co. Ltd.	54,800	81,686
BOE Technology Group Co. Ltd. (A Shares)	775,300	415,644
Bosideng International Holdings Ltd.	1,368,000	540,127
BTG Hotels Group Co. Ltd. (a)	29,700	67,817
Budweiser Brewing Co. APAC Ltd. (c)	621,093	1,180,292
By-Health Co. Ltd. (A Shares)	33,900	84,894
BYD Co. Ltd.:
(A Shares)	37,500	1,223,873
(H Shares)	388,500	11,814,335
BYD Electronic International Co. Ltd.	289,000	1,206,435
C&D International Investment Group Ltd.	263,616	593,076
Caitong Securities Co. Ltd.	97,770	106,160
Cambricon Technologies Corp. Ltd. (A Shares) (a)	9,193	135,711
Canmax Technologies Co. Ltd. (A Shares)	15,730	58,514
CECEP Solar Energy Co. Ltd. (A Shares)	95,100	74,633
CECEP Wind-Power Corp. (A Shares)	156,650	67,908
CETC Cyberspace Security Technology Co. Ltd. (A Shares)	18,900	56,991
CGN Power Co. Ltd. (H Shares) (c)	3,810,000	915,572
Changchun High & New Technology Industry Group, Inc. (A Shares)	8,700	185,207
Changjiang Securities Co. Ltd. (A Shares)	101,100	78,648
Changzhou Xingyu Automotive Lighting Systems Co. Ltd. (A Shares)	6,100	121,983
Chaozhou Three-Circle Group Co. (A Shares)	41,300	174,428
Chengxin Lithium Group Co. Ltd. (A Shares)	18,200	58,463
Chifeng Jilong Gold Mining Co. Ltd. (A Shares) (a)	37,100	74,692
China Baoan Group Co. Ltd. (A Shares)	56,600	79,969
China Cinda Asset Management Co. Ltd. (H Shares)	3,353,000	326,056
China CITIC Bank Corp. Ltd.:
(A Shares)	111,700	82,158
(H Shares)	3,022,000	1,348,139
China Coal Energy Co. Ltd. (H Shares)	721,000	566,322
China Communications Services Corp. Ltd. (H Shares)	828,000	338,674
China Conch Venture Holdings Ltd.	538,500	445,972
China Construction Bank Corp.:
(A Shares)	658,842	564,612
(H Shares)	34,899,000	19,737,412
China CSSC Holdings Ltd. (A Shares)	98,000	346,807
China Eastern Airlines Corp. Ltd. (A Shares) (a)	332,700	198,306
China Energy Engineering Corp. Ltd. (A Shares)	648,100	193,192
China Everbright Bank Co. Ltd.:
(A Shares)	324,600	131,769
(H Shares)	2,080,000	593,313
China Everbright International Ltd.	1,282,481	437,809
China Feihe Ltd. (c)	1,351,000	839,474
China Film Co. Ltd. (A Shares) (a)	38,800	63,403
China Galaxy Securities Co. Ltd.:
(A Shares)	80,200	133,009
(H Shares)	1,345,500	688,638
China Gas Holdings Ltd.	1,008,600	906,738
China Great Wall Securities Co. Ltd. (A Shares)	68,600	78,383
China Greatwall Technology Group Co. Ltd. (A Shares)	71,700	107,767
China Hongqiao Group Ltd.	878,000	821,996
China Huishan Dairy Holdings Co. Ltd. (a)(d)	397,000	1
China International Capital Corp. Ltd.	17,200	86,663
China International Capital Corp. Ltd. (H Shares) (c)	626,800	998,340
China Jinmao Holdings Group Ltd. (b)	2,149,483	263,649
China Jushi Co. Ltd. (A Shares)	70,122	111,001
China Life Insurance Co. Ltd.:
(A Shares)	31,100	142,859
(H Shares)	2,864,000	3,878,998
China Literature Ltd. (a)(c)	150,400	506,469
China Longyuan Power Grid Corp. Ltd. (H Shares)	1,234,000	1,044,616
China Medical System Holdings Ltd.	501,000	801,148
China Meheco Co. Ltd. (A Shares)	33,180	54,230
China Meidong Auto Holding Ltd.	248,000	133,000
China Mengniu Dairy Co. Ltd.	1,186,000	3,872,453
China Merchants Bank Co. Ltd.:
(A Shares)	345,400	1,453,469
(H Shares)	1,587,251	6,020,911
China Merchants Energy Shipping Co. Ltd. (A Shares)	190,000	167,067
China Merchants Holdings International Co. Ltd.	494,655	629,664
China Merchants Securities Co. Ltd. (A Shares)	156,930	303,430
China Merchants Shekou Industrial Zone Holdings Co. Ltd. (A Shares)	172,400	260,099
China Minmetals Rare Earth Co. Ltd. (A Shares)	22,700	93,094
China Minsheng Banking Corp. Ltd.:
(A Shares)	801,300	407,506
(H Shares)	2,321,800	771,908
China National Building Materials Co. Ltd. (H Shares)	1,431,000	681,150
China National Chemical Engineering Co. Ltd. (A Shares)	123,200	117,938
China National Medicines Corp. Ltd. (A Shares)	17,200	67,695
China National Nuclear Power Co. Ltd. (A Shares)	406,100	412,016
China National Software & Service Co. Ltd. (A Shares)	19,630	92,298
China Northern Rare Earth Group High-Tech Co. Ltd.	79,700	227,769
China Oilfield Services Ltd. (H Shares)	650,000	768,508
China Oriental Group Co. Ltd. (H Shares)	107	16
China Overseas Land and Investment Ltd.	1,403,500	2,648,558
China Overseas Property Holdings Ltd.	490,000	425,556
China Pacific Insurance (Group) Co. Ltd.	101,700	385,653
China Pacific Insurance (Group) Co. Ltd. (H Shares)	1,098,800	2,706,751
China Petroleum & Chemical Corp.:
(A Shares)	924,000	690,028
(H Shares)	8,906,000	4,554,865
China Power International Development Ltd.	1,856,248	721,404
China Railway Group Ltd.:
(A Shares)	695,300	575,085
(H Shares)	1,065,000	502,642
China Railway Signal & Communications Corp. (A Shares)	163,929	105,258
China Resource Gas Group Ltd.	340,100	1,005,379
China Resources Beer Holdings Co. Ltd.	611,162	3,234,066
China Resources Cement Holdings Ltd.	934,000	240,158
China Resources Land Ltd.	1,200,634	4,494,103
China Resources Microelectronics Ltd. (A Shares)	29,035	211,167
China Resources Mixc Lifestyle Services Ltd. (c)	245,400	957,408
China Resources Pharmaceutical Group Ltd. (c)	576,000	357,809
China Resources Power Holdings Co. Ltd.	708,523	1,373,041
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd. (A Shares)	21,900	129,090
China Ruyi Holdings Ltd. (a)(b)	2,060,000	474,370
China Shenhua Energy Co. Ltd.:
(A Shares)	135,500	561,242
(H Shares)	1,268,000	3,886,385
China Southern Airlines Ltd.:
(A Shares) (a)	323,800	273,403
(H Shares) (a)	572,000	270,664
China State Construction Engineering Corp. Ltd. (A Shares)	907,460	642,376
China State Construction International Holdings Ltd.	717,250	768,275
China Taiping Insurance Group Ltd.	534,777	494,014
China Three Gorges Renewables Group Co. Ltd. (A Shares)	613,400	402,602
China Tourism Group Duty Free Corp. Ltd.:
(A Shares)	63,900	826,642
(H Shares) (c)	3,400	38,397
China Tower Corp. Ltd. (H Shares) (c)	16,040,000	1,495,744
China Traditional Chinese Medicine Holdings Co. Ltd.	1,108,000	545,963
China United Network Communications Ltd. (A Shares)	707,400	431,209
China Vanke Co. Ltd.:
(A Shares)	148,200	229,282
(H Shares)	889,600	832,271
China XD Electric Co. Ltd. (A Shares)	103,000	65,100
China Yangtze Power Co. Ltd. (A Shares)	545,530	1,683,276
China Zhenhua (Group) Science & Technology Co. Ltd. (A Shares)	11,100	101,569
China Zheshang Bank Co. Ltd.	508,950	177,500
ChinaSoft International Ltd.	990,000	718,263
Chongqing Brewery Co. Ltd. (A Shares)	10,800	115,901
Chongqing Changan Automobile Co. Ltd. (A Shares)	188,290	389,743
Chongqing Fuling Zhacai Group Co. Ltd. Group (A Shares)	23,140	48,875
Chongqing Rural Commercial Bank Co. Ltd. (A Shares)	232,300	134,981
Chongqing Taiji Industry Group Co. Ltd. (A Shares) (a)	11,700	67,138
Chongqing Zhifei Biological Products Co. Ltd. (A Shares)	53,400	457,778
Chow Tai Fook Jewellery Group Ltd.	740,200	1,045,255
CITIC Pacific Ltd.	2,133,000	1,812,919
CITIC Securities Co. Ltd.:
(A Shares)	204,630	607,546
(H Shares)	768,675	1,495,732
Cmoc Group Ltd.:
(A Shares)	361,400	274,078
(H Shares)	1,419,000	846,308
CNGR Advanced Material Co. Ltd.	13,100	97,467
CNNC Hua Yuan Titanium Dioxide Co. Ltd. (A Shares)	62,975	41,012
CNPC Capital Co. Ltd. (A Shares)	133,600	108,397
Contemporary Amperex Technology Co. Ltd.	96,580	2,452,877
COSCO Shipping Development Co. Ltd. (A Shares)	201,700	63,411
COSCO Shipping Energy Transportation Co. Ltd.:
(A Shares)	80,100	157,879
(H Shares)	472,000	500,571
COSCO SHIPPING Holdings Co. Ltd.:
(A Shares) (a)	464,620	620,961
(H Shares)	870,650	885,484
Cosco Shipping Ports Ltd.	542,344	327,192
Country Garden Holdings Co. Ltd. (a)(b)	4,534,517	405,489
Country Garden Services Holdings Co. Ltd.	801,000	699,679
CRRC Corp. Ltd.:
(A Shares)	1,213,400	886,409
(H Shares)	476,000	198,313
CSC Financial Co. Ltd. (A Shares)	95,200	314,891
CSPC Pharmaceutical Group Ltd.	3,274,640	2,860,299
Dajin Heavy Industry Co. Ltd.	14,200	53,798
Daqin Railway Co. Ltd. (A Shares)	322,100	317,531
Daqo New Energy Corp. ADR (a)	21,215	540,134
DaShenLin Pharmaceutical Group Co. Ltd.	24,830	80,838
Datang International Power Generation Co. Ltd. (A Shares)	202,600	71,739
DHC Software Co. Ltd. (A Shares)	60,800	52,402
Do-Fluoride New Materials Co. Ltd. (A Shares)	23,380	51,149
Dong-E-E-Jiao Co. Ltd. (A Shares)	13,300	84,391
Dongfang Electric Corp. Ltd. (A Shares)	61,400	125,111
Dongfeng Motor Group Co. Ltd. (H Shares)	944,000	415,572
Dongxing Securities Co. Ltd. (A Shares)	67,500	73,832
Dongyue Group Co. Ltd.	575,000	458,016
East Buy Holding Ltd. (a)(b)(c)	149,000	607,846
East Money Information Co. Ltd. (A Shares)	348,789	727,923
Eastroc Beverage Group Co. Ltd.	5,400	141,809
Ecovacs Robotics Co. Ltd. Class A	12,700	74,987
ENN Energy Holdings Ltd.	289,500	2,193,005
ENN Natural Gas Co. Ltd. (A Shares)	60,000	141,630
Eoptolink Technology, Inc. Ltd. (A Shares)	15,300	65,998
ESR Group Ltd. (c)	791,259	1,016,685
Eve Energy Co. Ltd. (A shares)	45,524	288,810
Everbright Securities Co. Ltd. (A Shares)	86,400	194,519
Everdisplay Optronics Shanghai Co. Ltd. (A Shares) (a)	182,839	65,497
Fangda Carbon New Material Co. Ltd. (A Shares) (a)	75,600	60,988
Far East Horizon Ltd.	508,000	357,447
Farasis Energy Gan Zhou Co. Ltd. (A Shares) (a)	25,172	60,639
FAW Jiefang Group Co. Ltd. (A Shares) (a)	74,400	93,768
First Capital Securities Co. Ltd. (A Shares)	83,000	66,388
Flat Glass Group Co. Ltd.	64,000	114,936
Flat Glass Group Co. Ltd. (A Shares) (a)	93,700	330,956
Focus Media Information Technology Co. Ltd. (A Shares)	317,140	299,848
Foshan Haitian Flavouring & Food Co. Ltd. (A Shares)	103,377	532,147
Fosun International Ltd.	932,500	558,699
Founder Securities Co. Ltd. (A Shares)	186,400	193,228
Foxconn Industrial Internet Co. Ltd. (A Shares)	217,596	438,515
Fujian Sunner Development Co. Ltd. A Shares	29,800	73,309
Fuyao Glass Industries Group Co. Ltd.:
(A Shares)	90,600	461,087
(H Shares) (c)	160,000	729,455
G-bits Network Technology Xiamen Co. Ltd. (A Shares)	1,600	58,223
GalaxyCore, Inc. (A Shares)	36,469	91,832
Ganfeng Lithium Group Co. Ltd.:
(A Shares)	83,720	507,340
(H Shares) (c)	102,740	369,019
GCL Technology Holdings Ltd.	7,331,000	1,079,620
GD Power Development Co. Ltd. (A Shares)	411,600	204,794
GDS Holdings Ltd. Class A (a)	343,600	437,727
Geely Automobile Holdings Ltd.	2,308,000	2,620,330
GEM Co. Ltd. (A Shares)	106,200	85,114
Gemdale Corp. (A Shares)	103,400	72,985
Genscript Biotech Corp. (a)	426,000	1,238,453
GF Securities Co. Ltd.:
(A Shares)	269,600	547,020
(H Shares)	144,000	187,483
Giant Network Group Co. Ltd. (A Shares)	44,900	72,512
Gigadevice Semiconductor Beijing, Inc. (A Shares)	14,384	210,714
Ginlong Technologies Co. Ltd. (A Shares)	8,900	81,669
GoerTek, Inc. (A Shares)	76,300	188,408
Goldwind Science & Technology Co. Ltd. (A Shares)	103,982	125,054
Gongniu Group Co. Ltd. (A Shares)	9,300	134,431
GoodWe Technologies Co. Ltd. (A Shares)	3,959	63,247
Gotion High-tech Co. Ltd. (A Shares) (a)	38,500	119,884
Great Wall Motor Co. Ltd.:
(A Shares)	47,200	189,669
(H Shares)	867,500	1,212,672
Gree Electric Appliances, Inc. of Zhuhai (A Shares)	62,200	288,552
Greenland Holdings Corp. Ltd. (A Shares) (a)	263,200	91,744
Greentown China Holdings Ltd.	366,500	355,557
GRG Banking Equipment Co. Ltd. (A Shares)	43,500	69,430
Guangdong Haid Group Co. Ltd. (A Shares)	36,900	227,195
Guangdong HEC Technology Holding Co. Ltd. (A Shares) (a)	65,100	63,339
Guangdong Investment Ltd.	1,060,000	723,325
Guanghui Energy Co. Ltd. (A Shares)	151,500	155,562
Guangzhou Automobile Group Co. Ltd.	159,600	218,770
Guangzhou Automobile Group Co. Ltd. (H Shares)	992,000	464,750
Guangzhou Baiyun International Airport Co. Ltd. (A Shares) (a)	51,700	74,859
Guangzhou Baiyunshan Pharma Health (A Shares)	30,200	123,065
Guangzhou Great Power Energy & Technology Co. Ltd. (A Shares)	10,800	45,542
Guangzhou Haige Communications Group (A Shares)	45,300	71,952
Guangzhou Kingmed Diagnostics Group Co. Ltd. (A Shares)	10,500	88,878
Guangzhou Shiyuan Electronic Technology Co. Ltd. (A Shares)	14,300	82,158
Guangzhou Tinci Materials Technology Co. Ltd. (A Shares)	42,420	161,427
Guangzhou Yuexiu Financial Holdings Group Co. Ltd. (A Shares)	104,804	94,044
Guolian Securities Co. Ltd. (a)	55,900	82,206
Guosen Securities Co. Ltd. (A Shares)	151,000	198,384
Guotai Junan Securities Co. Ltd.:
(A Shares)	43,000	86,866
(H Shares) (c)	228,600	255,146
Guoyuan Securities Co. Ltd. (A Shares)	91,900	86,989
H World Group Ltd. ADR (a)(b)	77,552	2,920,608
Haidilao International Holding Ltd. (c)	611,000	1,529,826
Haier Smart Home Co. Ltd.	818,000	2,333,205
Haier Smart Home Co. Ltd. (A Shares)	204,329	620,955
Hainan Airlines Co. Ltd. (A Shares) (a)	948,700	189,398
Hainan Airport Infrastructure Co. Ltd. (A Shares) (a)	251,200	130,876
Haitian International Holdings Ltd.	229,000	546,299
Haitong Securities Co. Ltd.:
(A Shares)	130,800	174,732
(H Shares)	1,136,000	652,276
Hanergy Mobile Energy Holding (a)(d)	576,000	1
Hangzhou Binjiang Real Estate Group Co. Ltd. (A Shares)	68,700	78,646
Hangzhou Chang Chuan Technology Co. Ltd.	12,700	70,934
Hangzhou First Applied Material Co. Ltd. (A Shares)	39,392	137,662
Hangzhou GreatStar Industrial Co. Ltd. (A Shares) (a)	24,100	65,307
Hangzhou Lion Electronics Co. Ltd. (A Shares)	14,900	65,559
Hangzhou Oxygen Plant Group Co. Ltd. (A Shares)	21,100	95,247
Hangzhou Robam Appliances Co. Ltd. (A Shares)	21,100	66,582
Hangzhou Silan Microelectronics Co. Ltd. (A Shares)	29,000	96,310
Hangzhou Tigermed Consulting Co. Ltd.:
(A Shares)	4,600	41,976
(H Shares) (c)	7,800	43,830
Hansoh Pharmaceutical Group Co. Ltd. (c)	438,000	824,094
Haohua Chemical Science & Technology Co. Ltd. (A Shares)	17,200	72,311
Hebei Hengshui Laobaigan Liquor Co. Ltd.	21,600	70,262
Hebei Yangyuan Zhihui Beverage Co. Ltd. (A Shares)	28,200	95,968
Heilongjiang Agriculture Co. Ltd. (A Shares)	32,100	55,907
Henan Shenhuo Coal & Power Co. Ltd. (A Shares)	51,300	115,341
Henan Shuanghui Investment & Development Co. Ltd. (A Shares)	71,600	256,325
Hengan International Group Co. Ltd.	232,500	778,712
Hengdian Group DMEGC Magnetics Co. Ltd. (A Shares)	34,100	67,910
Hengli Petrochemical Co. Ltd. (A Shares) (a)	157,200	314,981
Hengtong Optic-electric Co. Ltd. (A Shares)	52,300	94,318
Hengyi Petrochemical Co. Ltd. (A Shares) (a)	73,630	72,397
Hesteel Co. Ltd. (A Shares)	237,700	72,790
Hisense Electric Co. Ltd.	26,900	85,624
Hithink RoyalFlush Information Network Co. Ltd. (A Shares)	11,600	222,834
Hongfa Technology Co. Ltd. (A Shares)	18,620	73,902
Hoshine Silicon Industry Co. Ltd. (A Shares)	17,400	136,178
Hoymiles Power Electronics, Inc. (A Shares)	1,914	58,626
Hoyuan Green Energy Co. Ltd. (A Shares)	12,297	62,808
Hua Hong Semiconductor Ltd. (a)(c)	217,000	534,272
Huadian Power International Corp. Ltd.:
(A Shares)	21,700	14,555
(H Shares)	238,000	95,563
Huadong Medicine Co. Ltd. (A Shares)	38,660	227,173
Huafon Chemical Co. Ltd. (A Shares)	94,500	93,725
Huagong Tech Co. Ltd. (A Shares)	22,800	88,126
Huaibei Mining Holdings Co. Ltd. (A Shares)	55,500	111,269
Hualan Biological Engineer, Inc. (A Shares)	41,350	132,697
Huaneng Power International, Inc.:
(A Shares) (a)	244,900	254,812
(H Shares) (a)	1,450,000	678,531
Huatai Securities Co. Ltd.:
(A Shares)	66,400	145,551
(H Shares) (c)	650,600	851,767
HUAXI Securities Co. Ltd.	59,200	64,158
Huaxia Bank Co. Ltd. (A Shares)	286,000	218,996
Huayu Automotive Systems Co. Ltd. (A Shares)	67,031	160,793
Hubei Feilihua Quartz Glass Co. Ltd. (A Shares)	10,300	55,779
Hubei Jumpcan Pharmaceutical Co. Ltd. (A Shares)	18,900	70,035
Hubei Xingfa Chemicals Group Co. Ltd. (A Shares)	24,300	65,291
Huizhou Desay SV Automotive Co. Ltd.	12,400	212,905
Humanwell Healthcare Group Co. Ltd. (A Shares)	38,100	121,833
Hunan Changyuan Lico Co. Ltd. (A Shares)	32,754	38,189
Hunan Valin Steel Co. Ltd. (A Shares)	139,500	111,164
Hundsun Technologies, Inc. (A Shares)	41,777	177,937
Hygeia Healthcare Holdings Co. (b)(c)	129,400	781,326
iFlytek Co. Ltd. (A Shares)	50,300	313,818
IMEIK Technology Development Co. Ltd. (A Shares)	4,800	216,453
Industrial & Commercial Bank of China Ltd.:
(A Shares)	1,760,800	1,138,843
(H Shares)	23,569,000	11,295,320
Industrial Bank Co. Ltd. (A Shares)	441,700	910,941
Industrial Securities Co. Ltd. (A Shares)	186,940	159,533
Ingenic Semiconductor Co. Ltd. (A Shares)	9,900	100,001
Inner Mongoli Yili Industries Co. Ltd. (A Shares)	141,700	531,322
Inner Mongolia Baotou Steel Union Co. Ltd. (A Shares) (a)	978,800	216,899
Inner Mongolia Dian Tou Energy Corp. Ltd.	46,800	87,078
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd. (A Shares)	164,900	90,195
Inner Mongolia Yitai Coal Co. Ltd. (B Shares) (a)	372,300	510,971
Inner Mongolia Yuan Xing Energy Co. Ltd. (A Shares)	78,600	73,126
Innovent Biologics, Inc. (a)(c)	422,000	2,486,915
Inspur Electronic Information Industry Co. Ltd. (A Shares)	32,012	129,748
iQIYI, Inc. ADR (a)	162,192	755,815
iRay Technology Co. Ltd. (A Shares)	2,161	66,592
iSoftStone Information Technology Group Co. Ltd. (A Shares)	21,450	104,910
JA Solar Technology Co. Ltd. (A Shares)	72,996	223,663
Jason Furniture Hangzhou Co. Ltd. (A Shares)	18,020	91,237
JCET Group Co. Ltd. (A Shares)	37,800	159,558
JD Health International, Inc. (a)(c)	405,400	1,841,440
JD Logistics, Inc. (a)(c)	727,400	861,312
JD.com, Inc. Class A	869,867	11,058,760
Jiangsu Eastern Shenghong Co. Ltd.	139,600	203,121
Jiangsu Expressway Co. Ltd. (H Shares)	456,000	414,569
Jiangsu Hengli Hydraulic Co. Ltd.	28,772	221,477
Jiangsu Hengrui Medicine Co. Ltd. (A Shares)	141,048	923,784
Jiangsu King's Luck Brewery JSC Ltd. (A Shares)	27,900	223,118
Jiangsu Nhwa Pharmaceutical Co. Ltd. (A Shares)	20,700	74,408
Jiangsu Pacific Quartz Co. Ltd. (A Shares)	8,000	100,594
Jiangsu Phoenix Publishing & Media Corp. Ltd.	53,500	70,285
Jiangsu Yanghe Brewery JSC Ltd. (A Shares)	33,500	558,727
Jiangsu Yangnong Chemical Co. Ltd. (A Shares)	7,800	72,026
Jiangsu Yoke Technology Co. Ltd. (A Shares)	10,300	81,342
Jiangsu Yuyue Medical Equipment & Supply Co. Ltd. (A Shares)	21,300	97,968
Jiangsu Zhongtian Technology Co. Ltd. (A Shares)	73,400	140,606
Jiangxi Copper Co. Ltd.:
(A Shares)	30,000	75,206
(H Shares)	407,000	575,480
Jiangxi Special Electric Motor Co. Ltd. (A Shares) (a)	35,600	58,293
Jinduicheng Molybdenum Co. Ltd. (A Shares)	71,500	98,166
Jinko Solar Co. Ltd. (A Shares)	147,331	191,178
JiuGui Liquor Co. Ltd. (A Shares)	7,300	76,276
Jiumaojiu International Holdings Ltd. (c)	347,000	377,577
Jizhong Energy Resources Co. Ltd. (A Shares)	84,300	74,009
Joincare Pharmaceutical Group Industry Co. Ltd. (A Shares)	39,200	63,539
Jointown Pharmaceutical Group (A Shares)	87,403	85,072
Jonjee Hi-Tech Industrial & Commercial Holding Co. Ltd. (A Shares) (a)	18,500	84,992
JOYY, Inc. ADR	16,746	651,754
Juewei Food Co. Ltd.	13,800	66,645
Juneyao Airlines Co. Ltd. (A shares) (a)	42,800	85,354
Kangmei Pharmaceutical Co. Ltd. rights (a)(d)	3,087	0
Kanzhun Ltd. ADR (a)	79,458	1,175,978
KE Holdings, Inc. ADR	244,602	3,598,095
Keda Industrial Group Co. Ltd.	40,500	60,328
Kingboard Chemical Holdings Ltd.	249,000	606,384
Kingdee International Software Group Co. Ltd. (a)	1,016,000	1,348,098
Kingnet Network Co. Ltd. (A Shares)	46,000	67,878
Kingsoft Corp. Ltd.	347,200	1,211,547
Kuaishou Technology Class B (a)(c)	862,500	5,554,368
Kuang-Chi Technologies Co. Ltd. (A Shares)	45,500	87,044
Kunlun Energy Co. Ltd.	1,448,000	1,206,334
Kunlun Tech Co. Ltd. (A Shares) (a)	26,500	114,062
Kweichow Moutai Co. Ltd. (A Shares)	28,500	6,565,096
Lb Group Co. Ltd. (A Shares)	48,600	123,716
Lenovo Group Ltd.	2,728,000	3,174,661
Lens Technology Co. Ltd. (A Shares)	106,900	191,011
Lepu Medical Technology Beijing Co. Ltd. (A Shares)	37,400	88,091
Li Auto, Inc. Class A (a)	416,064	7,037,152
Li Ning Co. Ltd.	885,500	2,713,530
Liaoning Port Co. Ltd. (A Shares)	390,600	80,612
Lingyi iTech Guangdong Co. (A Shares)	150,800	125,375
Livzon Pharmaceutical Group, Inc. (A Shares)	14,900	71,330
Longfor Properties Co. Ltd. (c)	694,508	1,011,038
LONGi Green Energy Technology Co. Ltd.	167,968	554,528
Lufax Holding Ltd. ADR	252,184	240,785
Luxi Chemical Group Co. Ltd.	42,500	65,981
Luxshare Precision Industry Co. Ltd. (A Shares)	157,047	705,314
Luzhou Laojiao Co. Ltd. (A Shares)	32,700	957,964
Mango Excellent Media Co. Ltd. (A Shares)	41,100	142,091
Maxscend Microelectronics Co. Ltd. (A Shares)	11,952	246,634
Meihua Holdings Group Co. Ltd. (A Shares)	69,600	90,413
Meinian Onehealth Healthcare Holdings Co. Ltd. (A Shares) (a)	86,164	72,653
Meituan Class B (a)(c)	1,875,010	26,578,293
Metallurgical Corp. China Ltd. (H Shares)	920,000	182,433
Microport Scientific Corp. (a)	301,300	474,780
Ming Yang Smart Energy Group Ltd. (A Shares)	47,800	91,394
MINISO Group Holding Ltd. ADR	34,655	877,118
Minth Group Ltd.	280,000	625,024
Montage Technology Co. Ltd. (A Shares)	24,805	187,032
Muyuan Foodstuff Co. Ltd. (A Shares)	119,040	614,003
Nanjing King-Friend Biochemical Pharmaceutical Co. Ltd.	35,293	61,048
Nanjing Securities Co. Ltd. (A Shares)	88,600	97,434
NARI Technology Co. Ltd. (A Shares)	171,705	530,260
National Silicon Industry Group Co. Ltd. (A Shares) (a)	61,329	152,216
NAURA Technology Group Co. Ltd.	11,600	406,913
NavInfo Co. Ltd. (A Shares) (a)	52,300	71,549
NetEase, Inc.	715,795	15,319,123
New China Life Insurance Co. Ltd.	21,900	100,104
New China Life Insurance Co. Ltd. (H Shares)	359,900	789,498
New Hope Liuhe Co. Ltd. (A Shares) (a)	103,800	144,075
New Oriental Education & Technology Group, Inc. (a)	548,610	3,576,958
Ninestar Corp. (A Shares)	31,300	105,014
Ningbo Deye Technology Co. Ltd. (A Shares)	9,100	86,112
Ningbo Joyson Electronic Corp. (A shares)	29,500	76,084
Ningbo Orient Wires & Cables Co. Ltd. (A Shares)	15,800	90,988
Ningbo Ronbay New Energy Technology Co. Ltd. (A Shares)	9,354	56,674
Ningbo Shanshan Co. Ltd. (A Shares)	44,500	85,204
Ningbo Tuopu Group Co. Ltd. (A Shares)	24,700	218,218
Ningxia Baofeng Energy Group Co. Ltd.	159,200	313,963
NIO, Inc. sponsored ADR (a)(b)	513,690	3,749,937
Nongfu Spring Co. Ltd. (H Shares) (c)	648,200	3,691,981
North Industries Group Red Arrow Co. Ltd. (A Shares)	29,900	58,310
Offcn Education Technology Co. A Shares (a)	141,800	76,607
Offshore Oil Enginering Co. Ltd. (A Shares)	106,500	90,500
Oppein Home Group, Inc. (A Shares)	11,260	134,014
Orient Securities Co. Ltd. (A Shares)	168,708	200,125
Oriental Pearl Group Co. Ltd.	66,500	67,138
Ovctek China, Inc. (A Shares)	19,820	68,361
Pangang Group Vanadium Titanium & Resources Co. Ltd. (A Shares) (a)	191,700	91,557
PDD Holdings, Inc. ADR (a)	220,831	22,396,680
People's Insurance Co. of China Group Ltd.:
(A Shares)	140,700	102,731
(H Shares)	3,307,000	1,091,176
People.cn Co. Ltd. (A Shares)	24,000	106,424
Perfect World Co. Ltd. (A Shares)	42,950	70,510
PetroChina Co. Ltd.:
(A Shares)	525,000	511,504
(H Shares)	7,730,000	5,045,492
Pharmaron Beijing Co. Ltd. (H Shares) (c)	59,300	141,557
PICC Property & Casualty Co. Ltd. (H Shares)	2,520,933	2,878,793
Ping An Bank Co. Ltd. (A Shares)	423,600	605,998
Ping An Healthcare and Technology Co. Ltd. (a)(b)(c)	205,300	479,566
Ping An Insurance Group Co. of China Ltd.:
(A Shares)	253,892	1,577,855
(H Shares)	2,463,500	12,496,046
Piotech, Inc. (A Shares)	3,993	137,988
Poly Developments & Holdings (A Shares)	265,700	399,953
Pop Mart International Group Ltd. (c)	174,800	482,538
Postal Savings Bank of China Co. Ltd.	332,900	207,990
Postal Savings Bank of China Co. Ltd. (H Shares) (c)	3,301,000	1,506,673
Power Construction Corp. of China Ltd. (A Shares)	360,700	259,419
Prosus NV	560,311	15,669,424
Pylon Technologies Co. Ltd. (Series A)	3,990	62,137
Qi An Xin Technology Group, Inc. (A Shares) (a)	15,199	95,890
Qifu Technology, Inc. ADR	40,882	604,645
Qinghai Salt Lake Potash Co. Ltd. Class A (a)	116,300	269,311
Raytron Technology Co. Ltd. (A Shares)	9,121	58,748
Risen Energy Co. Ltd. (A Shares)	25,500	61,932
Riyue Heavy Industry Co. Ltd. (A Shares)	22,600	43,494
Rockchip Electronics Co. Ltd.	7,900	70,405
Rongsheng Petrochemical Co. Ltd. (A Shares)	226,550	352,924
SAIC Motor Corp. Ltd. (A Shares)	164,000	325,684
Sailun Group Co. Ltd. A Shares	72,900	111,960
Sanan Optoelectronics Co. Ltd. (A Shares)	110,600	225,145
Sangfor Technologies, Inc. (a)	9,300	106,708
Sany Heavy Equipment International Holdings Co. Ltd.	401,000	526,760
Sany Heavy Industry Co. Ltd. (A Shares)	185,300	366,461
Satellite Chemical Co. Ltd. (A Shares)	76,099	169,166
SDIC Capital Co. Ltd.	140,200	131,009
SDIC Power Holdings Co. Ltd. (A Shares)	167,600	279,612
Seazen Holdings Co. Ltd. (A Shares) (a)	51,700	83,971
Seres Group Co. Ltd. (A Shares) (a)	34,200	381,787
SF Holding Co. Ltd. (A Shares)	107,800	578,505
SG Micro Corp. (A Shares)	9,847	120,768
Shaanxi Coal Industry Co. Ltd. (A Shares)	216,000	532,623
Shan Xi Hua Yang Group New Energy Co. Ltd.	82,650	91,156
Shandong Buchang Pharmaceuticals Co. Ltd. (A Shares)	24,010	56,932
Shandong Gold Mining Co. Ltd.:
(A Shares)	95,832	311,219
(H Shares) (c)	229,250	429,483
Shandong Himile Mechanical Science & Technology Co. Ltd. (A Shares)	15,100	66,395
Shandong Hualu Hengsheng Chemical Co. Ltd. (A Shares)	44,320	194,963
Shandong Linglong Tyre Co. Ltd. (A Shares)	33,300	91,161
Shandong Nanshan Aluminum Co. Ltd. (A Shares)	237,000	100,455
Shandong Sun Paper Industry JSC Ltd. (A Shares)	56,000	95,203
Shandong Weigao Medical Polymer Co. Ltd. (H Shares)	899,600	835,001
Shanghai Aiko Solar Energy Co. Ltd. (A Shares)	40,880	109,562
Shanghai Bairun Investment Holding Group Co. Ltd. (A Shares)	24,180	87,052
Shanghai Baosight Software Co. Ltd.	278,576	572,929
Shanghai Baosight Software Co. Ltd. (A Shares)	20,352	118,700
Shanghai Construction Group Co. Ltd. (A Shares)	168,300	60,531
Shanghai Electric Group Co. Ltd. (A Shares) (a)	265,500	161,201
Shanghai Electric Power Co. Ltd. (A Shares)	68,200	81,481
Shanghai Fosun Pharmaceutical (Group) Co. Ltd.:
(A Shares)	37,800	147,035
(H Shares)	199,500	460,337
Shanghai Friendess Electronic Technology Corp. Ltd. (A Shares)	3,050	100,784
Shanghai Fudan Microelectronics Group Co. Ltd. (A Shares)	12,650	83,775
Shanghai International Airport Co. Ltd. (A Shares) (a)	27,600	140,435
Shanghai International Port Group Co. Ltd. (A Shares)	205,500	140,483
Shanghai Jinjiang International Hotels Co. Ltd. (A Shares)	19,600	88,019
Shanghai Junshi Biosciences Co. Ltd. (A Shares) (a)	17,430	109,318
Shanghai Lingang Holdings Corp. Ltd. (A Shares)	56,280	82,560
Shanghai M&G Stationery, Inc. (A Shares)	20,300	107,571
Shanghai Moons' Electric Co. Ltd. (A Shares)	9,000	81,135
Shanghai Pharmaceuticals Holding Co. Ltd.:
(A Shares)	112,000	276,008
(H Shares)	193,300	281,213
Shanghai Pudong Development Bank Co. Ltd. (A Shares)	623,200	581,164
Shanghai Putailai New Energy Technology Co. Ltd.	42,380	145,001
Shanghai RAAS Blood Products Co. Ltd. (A Shares)	153,600	146,709
Shanghai Rural Commercial Bank Co. Ltd. (A Shares)	162,300	132,249
Shanghai Yuyuan Tourist Mart Group Co. Ltd.	65,400	58,109
Shanxi Coal International Energy Group Co. Ltd. (A Shares)	45,200	100,736
Shanxi Lu'an Environmental Energy Development Co. Ltd. (A Shares)	67,600	175,900
Shanxi Meijin Energy Co. Ltd. (A Shares) (a)	90,100	86,406
Shanxi Securities Co. Ltd. (A Shares)	84,350	64,801
Shanxi Taigang Stainless Steel Co. Ltd. (A Shares)	116,400	62,234
Shanxi Xinghuacun Fen Wine Factory Co. Ltd. (A Shares)	27,120	916,194
Shanxi Xishan Coal & Electricity Power Co. Ltd. (A Shares)	126,970	150,206
Shede Spirits Co. Ltd. (A Shares)	7,600	119,685
Shenergy Co. Ltd. (A Shares)	114,200	91,970
Shenghe Resources Holding Co. Ltd. (A Shares)	36,000	52,640
Shengyi Technology Co. Ltd.	44,800	107,744
Shennan Circuits Co. Ltd. (A Shares)	10,700	101,807
Shenwan Hongyuan Group Co. Ltd. (A Shares)	549,400	329,700
Shenzhen Capchem Technology Co. Ltd. (A Shares)	15,700	94,758
Shenzhen Dynanonic Co. Ltd. (A Shares)	6,240	67,126
Shenzhen Energy Group Co. Ltd. (A Shares)	107,820	91,077
Shenzhen Inovance Technology Co. Ltd. (A Shares)	30,650	253,408
Shenzhen International Holdings Ltd.	507,097	334,240
Shenzhen Kaifa Technology Co. Ltd. (A Shares)	35,600	83,758
Shenzhen Kangtai Biological Products Co. Ltd.	24,060	99,783
Shenzhen Kedali Industry Co. Ltd.	5,400	67,084
Shenzhen Kstar Science & Technology Co. Ltd. (A Shares)	12,400	44,238
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares) (a)	26,800	1,047,704
Shenzhen New Industries Biomedical Engineering Co. Ltd.	16,900	158,973
Shenzhen Overseas Chinese Town Co. Ltd. (A Shares) (a)	182,400	90,160
Shenzhen Salubris Pharmaceuticals Co. Ltd. (A Shares)	23,200	103,298
Shenzhen SC New Energy Technology Corp. (A Shares)	7,800	77,869
Shenzhen Sed Industry Co. Ltd. (A Shares)	24,300	63,675
Shenzhen Senior Technology Material Co. Ltd. (A Shares)	27,217	57,186
Shenzhen Sunlord Electronics Co. Ltd. (A Shares)	18,700	74,654
Shenzhen Transsion Holdings Co. Ltd. (A Shares) (a)	17,514	321,916
Shenzhen YUTO Packaging Technology Co. Ltd. (A Shares)	18,100	64,988
Shenzhou International Group Holdings Ltd.	302,500	2,971,298
Shijiazhuang Yiling Pharmaceutical Co. Ltd. (A Shares)	38,060	115,646
Shuangliang Eco-Energy Systems Ltd. (A Shares)	44,100	56,454
Sichuan Chuantou Energy Co. Ltd. (A Shares)	87,736	176,462
Sichuan Hebang Biotechnology Co. Ltd. (A Shares)	172,200	56,055
Sichuan Kelun Pharmaceutical Co. Ltd. (A Shares)	33,000	123,977
Sichuan New Energy Power Co. Ltd. (A Shares) (a)	31,500	50,474
Sichuan Road & Bridge (Group) Co. Ltd. (A Shares)	156,940	165,431
Sichuan Swellfun Co. Ltd. (A Shares)	11,000	91,946
Sichuan Yahua Industrial Group Co. Ltd. (A Shares)	25,200	48,546
Sieyuan Electric Co. Ltd. (A Shares)	16,900	113,926
Silergy Corp.	119,000	1,062,784
Sinolink Securities Co. Ltd. (A Shares)	92,300	115,366
Sinoma International Engineering Co. Ltd. (A Shares)	60,700	81,868
Sinoma Science & Technology Co. Ltd. (A Shares)	36,000	85,124
Sinomine Resource Group Co. Ltd. (A Shares)	13,916	71,158
Sinopec Shanghai Petrochemical Co. Ltd. (A Shares) (a)	133,600	54,658
Sinopharm Group Co. Ltd. (H Shares)	491,600	1,175,555
Sinotruk Hong Kong Ltd.	248,500	468,051
SITC International Holdings Co. Ltd.	492,000	757,880
SKSHU Paint Co. Ltd. (A Shares)	11,424	93,010
Smoore International Holdings Ltd. (b)(c)	668,000	514,800
Songcheng Performance Development Co. Ltd. (A Shares)	60,860	91,411
Soochow Securities Co. Ltd. (A Shares)	96,649	105,994
Southwest Securities Co. Ltd. (A Shares)	132,600	74,337
Spring Airlines Co. Ltd. (A Shares) (a)	21,600	161,720
StarPower Semiconductor Ltd. (A Shares)	3,500	82,407
Sungrow Power Supply Co. Ltd. (A Shares)	33,100	381,517
Sunny Optical Technology Group Co. Ltd.	258,800	2,168,209
Sunresin New Materials Co. Ltd. (A Shares)	11,550	85,851
Sunwoda Electronic Co. Ltd. (A Shares)	36,300	79,967
SUPCON Technology Co. Ltd. (A Shares)	14,517	86,639
Suzhou Dongshan Precision Manufacturing Co. Ltd. (A Shares)	38,200	97,849
Suzhou Maxwell Technologies Co. Ltd. (A Shares)	6,176	101,997
Suzhou TFC Optical Communication Co. Ltd. (A Shares)	8,500	83,129
TAL Education Group ADR (a)	161,370	1,415,215
Tangshan Jidong Cement Co. Ltd. A Shares	68,000	66,496
TBEA Co. Ltd. (A Shares)	102,700	196,586
TCL Technology Group Corp. (A Shares)	403,260	216,883
TCL Zhonghuan Renewable Energy Technology Co. Ltd. (A Shares)	88,500	223,479
Tencent Holdings Ltd.	2,474,500	91,578,167
Tencent Music Entertainment Group ADR (a)	272,669	1,979,577
Thunder Software Technology Co. Ltd. (A Shares)	10,300	98,988
Tianjin 712 Communication & Broadcasting Co. Ltd.	16,700	60,768
Tianma Microelectronics Co. Ltd. (A Shares) (a)	49,300	66,064
Tianqi Lithium Corp. (A Shares)	32,800	246,842
Tianshan Aluminum Group Co. Ltd.	86,000	76,186
Tianshui Huatian Technology Co. Ltd. (A Shares)	63,000	76,958
Tingyi (Cayman Islands) Holding Corp.	712,000	945,046
Titan Wind Energy Suzhou Co. Ltd. (A Shares) (a)	42,900	78,259
Tongcheng Travel Holdings Ltd. (a)	458,800	876,515
TongFu Microelectronics Co. Ltd. (A Shares)	34,800	97,726
Tongkun Group Co. Ltd. (A Shares) (a)	49,100	97,007
Tongling Nonferrous Metals Group Co. Ltd. (A Shares)	217,300	92,316
Tongwei Co. Ltd. (A Shares)	100,200	374,358
Topchoice Medical Corp. (a)	7,100	87,015
Topsports International Holdings Ltd. (c)	691,000	581,091
TravelSky Technology Ltd. (H Shares)	351,000	554,486
Trina Solar Co. Ltd. (A Shares)	48,382	197,599
Trip.com Group Ltd. (a)	204,055	6,954,526
Tsingtao Brewery Co. Ltd.:
(A Shares)	32,300	369,179
(H Shares)	202,000	1,531,873
Uni-President China Holdings Ltd.	471,000	320,558
Unigroup Guoxin Microelectronics Co. Ltd. (a)	18,479	190,558
Unisplendour Corp. Ltd. (A Shares) (a)	62,220	166,988
Universal Scientific Industrial Shanghai Co. Ltd. (A Shares)	42,000	83,437
Verisilicon Microelectronics Shanghai Co. Ltd. (A Shares) (a)	11,098	81,001
Vipshop Holdings Ltd. ADR (a)	124,073	1,769,281
Walvax Biotechnology Co. Ltd. (A Shares)	35,200	112,081
Wanda Film Holding Co. Ltd. (A Shares) (a)	49,900	85,235
Wanhua Chemical Group Co. Ltd. (A Shares)	69,200	839,584
Want Want China Holdings Ltd.	1,703,000	1,058,176
Weibo Corp. sponsored ADR	29,143	344,762
Weichai Power Co. Ltd.:
(A Shares)	150,200	285,515
(H Shares)	722,600	1,081,604
Weihai Guangwei Composites Co. Ltd. (A Shares)	17,920	62,774
Wens Foodstuffs Group Co. Ltd. (A Shares)	149,200	383,262
Western Mining Co. Ltd. (A Shares)	57,100	98,185
Western Securities Co. Ltd. (A Shares)	93,900	85,489
Western Superconducting Technologies Co. Ltd. (A Shares)	13,872	87,713
Will Semiconductor Ltd.	25,650	387,076
Wilmar International Ltd.	706,793	1,837,510
Wingtech Technology Co. Ltd. (A Shares) (a)	26,800	182,460
Wintime Energy Group Co. Ltd. (A Shares) (a)	564,400	105,743
Wuchan Zhongda Group Co. Ltd.	106,200	66,367
Wuhan Guide Infrared Co. Ltd. (A Shares)	83,044	89,978
Wuliangye Yibin Co. Ltd. (A Shares)	85,900	1,831,482
WUS Printed Circuit Kunshan Co. Ltd. (A Shares)	42,530	113,910
WuXi AppTec Co. Ltd.	46,848	554,009
WuXi AppTec Co. Ltd. (H Shares) (b)(c)	143,000	1,718,366
Wuxi Autowell Technology Co. Ltd. (A Shares)	3,291	61,494
Wuxi Biologics (Cayman), Inc. (a)(c)	1,418,500	8,819,867
XCMG Construction Machinery Co. Ltd. (A Shares)	255,400	200,068
Xiamen C&D, Inc. (A Shares)	65,100	87,007
Xiamen Faratronic Co. Ltd. (A Shares)	4,800	65,513
Xiamen Tungsten Co. Ltd. (A Shares)	32,200	74,640
Xiaomi Corp. Class B (a)(c)	5,720,200	10,256,456
Xinjiang Daqo New Energy Co. Ltd. (A Shares)	39,264	191,783
Xinyi Solar Holdings Ltd.	1,789,446	1,053,106
XPeng, Inc. Class A (a)	384,326	2,792,811
XTEP International Holdings Ltd.	519,000	471,840
Yadea Group Holdings Ltd. (c)	442,000	806,809
Yangzhou Yangjie Electronic Technology Co. Ltd. (A Shares)	11,600	60,241
Yankuang Energy Group Co. Ltd.:
(A Shares)	116,250	310,580
(H Shares)	773,000	1,342,515
Yantai Jereh Oilfield Services (A Shares)	24,000	93,861
Yealink Network Technology Corp. Ltd.	27,160	123,934
Yifeng Pharmacy Chain Co. Ltd.	21,719	97,312
Yihai International Holding Ltd.	192,000	349,421
Yihai Kerry Arawana Holdings Co. Ltd. (A Shares)	32,600	155,931
Yintai Gold Co. Ltd. (A Shares)	59,540	110,178
Yonghui Superstores Co. Ltd. (A Shares) (a)	202,500	85,265
YongXing Special Materials Technology Co. Ltd. (A Shares)	11,830	80,925
Yonyou Network Technology Co. Ltd. (A Shares)	77,030	172,567
Youngor Group Co. Ltd. (A Shares)	112,893	104,201
YTO Express Group Co. Ltd. (A Shares)	74,000	137,446
Yuan Longping High-tech Agriculture Co. Ltd. (A Shares) (a)	34,000	76,639
Yuexiu Property Co. Ltd.	593,920	617,771
Yum China Holdings, Inc.	155,798	8,188,743
Yunda Holding Co. Ltd. (A Shares)	64,620	80,559
Yunnan Aluminium Co. Ltd. (A Shares)	75,600	143,740
Yunnan Baiyao Group Co. Ltd. (A Shares)	38,080	264,645
Yunnan Botanee Bio-Technology Group Co., Ltd. (A Shares)	9,500	102,463
Yunnan Chihong Zinc & Germanium Co. Ltd. (A Shares)	102,400	72,433
Yunnan Energy New Material Co. Ltd.	21,000	192,788
Yunnan Tin Co. Ltd. (A Shares)	39,200	75,737
Yunnan Yuntianhua Co. Ltd. (Series A)	41,500	94,516
Yutong Bus Co. Ltd.	44,500	82,983
Zai Lab Ltd. (a)(b)	339,110	865,428
Zangge Mining Co. Ltd. (Series A)	30,700	93,972
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd. (A Shares)	13,198	451,742
Zhaojin Mining Industry Co. Ltd. (H Shares)	477,500	591,980
Zhefu Holding Group Co. Ltd. (A Shares)	130,200	65,856
Zhejiang Century Huatong Group Co. Ltd. (A Shares) (a)	167,966	135,740
Zhejiang China Commodities City Group Co. Ltd. (A Shares)	125,300	133,342
Zhejiang Chint Electric Co. Ltd. (A Shares)	46,900	148,226
Zhejiang Dahua Technology Co. Ltd. (A Shares) (a)	74,700	208,554
Zhejiang Dingli Machinery Co. Ltd. (A Shares)	11,000	81,935
Zhejiang Expressway Co. Ltd. (H Shares)	476,000	358,302
Zhejiang Huahai Pharmaceutical Co. Ltd. (A Shares)	33,860	74,883
Zhejiang Huayou Cobalt Co. Ltd. (A Shares)	34,110	171,707
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd. (A Shares)	28,400	168,922
Zhejiang Jiuzhou Pharmaceutical Co. Ltd. (A Shares)	19,700	80,074
Zhejiang Juhua Co. Ltd. (A Shares)	57,500	119,066
Zhejiang Longsheng Group Co. Ltd. (A Shares)	77,500	94,307
Zhejiang NHU Co. Ltd. (A Shares)	65,380	144,591
Zhejiang Sanhua Intelligent Controls Co. Ltd. (A Shares)	40,500	148,257
Zhejiang Supor Cookware Co. Ltd.	9,700	66,527
Zhejiang Weiming Enviroment Protection Co. Ltd. (A Shares)	35,600	87,338
Zhejiang Weixing New Building Materials Co. Ltd. (A Shares)	33,200	74,848
Zhejiang Zheneng Electric Power Co. Ltd. (A Shares) (a)	252,300	158,661
Zheshang Securities Co. Ltd.	76,900	105,930
ZhongAn Online P & C Insurance Co. Ltd. (H Shares) (a)(c)	262,600	719,687
Zhongji Innolight Co. Ltd. (A Shares)	17,700	213,275
Zhongjin Gold Co. Ltd. (A Shares)	107,400	159,700
Zhongsheng Group Holdings Ltd. Class H	302,000	697,407
Zhongtai Securities Co. Ltd. (A Shares)	132,800	130,016
Zhuzhou CRRC Times Electric Co. Ltd.:
(A Shares)	27,044	143,187
(H Shares)	166,900	538,648
Zhuzhou Kibing Group Co. Ltd. (A Shares)	55,400	60,447
Zibo Qixiang Tengda Chemical Co. Ltd. (A Shares)	74,700	59,763
Zijin Mining Group Co. Ltd.:
(A Shares) (a)	99,000	167,943
(H Shares)	2,464,000	3,811,591
Zoomlion Heavy Industry Science and Technology Co. Ltd. (A Shares)	197,900	173,692
ZTE Corp.:
(A Shares)	28,500	101,921
(H Shares)	372,080	826,858
ZTO Express, Inc. sponsored ADR	161,028	3,795,430
TOTAL CHINA		713,733,193
Colombia - 0.0%
Bancolombia SA	101,022	720,359
Interconexion Electrica SA ESP	163,149	574,747
TOTAL COLOMBIA		1,295,106
Czech Republic - 0.0%
CEZ A/S	59,042	2,526,357
Komercni Banka A/S	27,293	799,330
MONETA Money Bank A/S (c)	117,594	454,301
TOTAL CZECH REPUBLIC		3,779,988
Denmark - 2.2%
A.P. Moller - Maersk A/S:
Series A	1,115	1,817,827
Series B	1,811	3,017,544
Carlsberg A/S Series B	36,295	4,325,392
Chr. Hansen Holding A/S	38,371	2,613,825
Coloplast A/S Series B	50,541	5,266,367
Danske Bank A/S	254,847	5,970,366
Demant A/S (a)	36,269	1,381,603
DSV A/S	68,641	10,237,155
Genmab A/S (a)	24,487	6,922,057
Novo Nordisk A/S Series B	1,204,356	116,191,734
Novozymes A/S Series B	76,189	3,419,662
ORSTED A/S (c)	70,094	3,386,881
Pandora A/S	30,918	3,498,671
Rockwool International A/S Series B	3,360	746,905
Tryg A/S	128,142	2,500,620
Vestas Wind Systems A/S (a)	374,305	8,112,980
TOTAL DENMARK		179,409,589
Egypt - 0.0%
Commercial International Bank SAE	922,326	1,799,915
Eastern Co. SAE	374,340	318,355
EFG-Hermes Holding SAE	342,651	185,037
TOTAL EGYPT		2,303,307
Finland - 0.7%
Elisa Corp. (A Shares)	53,284	2,259,702
Fortum Corp.	164,706	1,951,885
Kesko Oyj	99,505	1,680,895
Kone OYJ (B Shares)	125,892	5,446,807
Metso Corp.	242,796	2,133,832
Neste OYJ	156,084	5,236,985
Nokia Corp.	1,986,219	6,615,465
Nordea Bank Abp	1,186,811	12,471,539
Orion Oyj (B Shares)	39,541	1,570,611
Sampo Oyj (A Shares)	169,594	6,659,293
Stora Enso Oyj (R Shares)	213,176	2,554,484
UPM-Kymmene Corp.	199,066	6,691,770
Wartsila Corp.	173,257	2,060,553
TOTAL FINLAND		57,333,821
France - 6.6%
Accor SA	67,376	2,143,707
Adevinta ASA Class B (a)	106,998	939,146
Aeroports de Paris SA	10,976	1,228,730
Air Liquide SA	184,448	31,605,580
Airbus Group NV	218,968	29,358,401
Alstom SA	105,755	1,432,183
Amundi SA (c)	21,837	1,137,264
Arkema SA	22,791	2,131,298
AXA SA	676,393	20,041,812
bioMerieux SA	15,267	1,461,938
BNP Paribas SA	387,085	22,258,946
Bollore SA	269,711	1,469,713
Bouygues SA	70,457	2,475,824
Bureau Veritas SA	110,059	2,502,584
Capgemini SA	60,988	10,778,335
Carrefour SA	223,528	3,918,773
Compagnie de St.-Gobain	170,905	9,303,068
Compagnie Generale des Etablissements Michelin SCA Series B	250,672	7,447,078
Covivio	20,042	856,740
Credit Agricole SA	446,692	5,393,757
Danone SA	237,660	14,138,501
Dassault Aviation SA	7,572	1,502,237
Dassault Systemes SA	247,321	10,187,985
Edenred SA	92,610	4,923,050
Eiffage SA	27,471	2,491,047
Engie SA	673,732	10,715,632
EssilorLuxottica SA	108,757	19,636,531
Eurazeo SA	16,095	905,151
Gecina SA	16,581	1,624,607
Getlink SE	131,530	2,120,284
Hermes International SCA	11,683	21,751,792
Ipsen SA	13,870	1,636,357
Kering SA	27,500	11,184,296
Klepierre SA	78,562	1,903,596
L'Oreal SA (a)	4,395	1,847,353
L'Oreal SA	84,537	35,533,498
La Francaise des Jeux SAEM (c)	37,981	1,222,510
Legrand SA	98,819	8,548,474
LVMH Moet Hennessy Louis Vuitton SE	101,872	72,933,279
Orange SA	688,691	8,100,417
Pernod Ricard SA	75,379	13,359,552
Publicis Groupe SA	85,003	6,450,617
Remy Cointreau SA	8,408	953,260
Renault SA	71,673	2,506,419
Safran SA	126,479	19,758,492
Sartorius Stedim Biotech	10,079	1,882,833
SEB SA	9,270	913,670
Societe Generale Series A	269,171	6,048,748
Sodexo SA (a)	2,224	235,039
Sodexo SA	30,433	3,216,252
Teleperformance	21,950	2,511,816
Thales SA	39,108	5,758,051
TotalEnergies SE	828,844	55,414,423
Unibail-Rodamco-Westfield NV (a)	44,998	2,221,594
Valeo SA	75,794	997,659
Veolia Environnement SA	251,461	6,890,132
VINCI SA	195,763	21,646,376
Vivendi SA	247,982	2,218,768
Wendel SA	9,872	737,457
Worldline SA (a)(c)	87,646	1,111,004
TOTAL FRANCE		545,623,636
Germany - 4.9%
adidas AG	59,890	10,595,399
Allianz SE	148,566	34,800,478
BASF AG	330,544	15,273,498
Bayer AG	362,837	15,677,666
Bayerische Motoren Werke AG (BMW)	111,079	10,299,390
Bechtle AG	30,014	1,336,369
Beiersdorf AG	37,271	4,892,091
Brenntag SE	54,665	4,055,813
Carl Zeiss Meditec AG	14,723	1,273,379
Commerzbank AG	395,310	4,245,517
Continental AG	40,978	2,675,412
Covestro AG (a)(c)	71,595	3,613,498
Daimler Truck Holding AG	182,685	5,725,516
Deutsche Bank AG	718,621	7,874,422
Deutsche Borse AG	70,109	11,539,693
Deutsche Lufthansa AG (a)	218,967	1,530,074
Deutsche Telekom AG	1,195,354	25,943,563
DHL Group	366,026	14,236,858
E.ON SE	828,539	9,836,317
Evonik Industries AG	78,167	1,435,820
Fresenius Medical Care AG & Co. KGaA	76,427	2,539,376
Fresenius SE & Co. KGaA	156,736	4,020,019
GEA Group AG	57,631	1,965,365
Hannover Reuck SE	22,262	4,906,594
HeidelbergCement AG	54,004	3,913,059
HelloFresh AG (a)	56,530	1,229,784
Henkel AG & Co. KGaA	37,673	2,380,948
Infineon Technologies AG	482,065	14,081,225
Knorr-Bremse AG	26,564	1,476,761
LEG Immobilien AG (a)	26,802	1,668,655
Mercedes-Benz Group AG (Germany)	296,012	17,415,650
Merck KGaA	47,777	7,196,197
MTU Aero Engines AG	19,998	3,745,299
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	50,305	20,146,692
Nemetschek SE	21,091	1,571,074
Puma AG	38,508	2,171,725
Rational AG	1,875	1,066,366
Rheinmetall AG	16,233	4,644,428
RWE AG	234,239	8,954,759
SAP SE	385,288	51,679,578
Scout24 AG (c)	27,602	1,694,513
Siemens AG	280,557	37,229,596
Siemens Energy AG (a)(b)	194,094	1,718,954
Siemens Healthineers AG (c)	104,260	5,109,907
Symrise AG	49,375	5,045,595
Talanx AG	23,657	1,488,121
Telefonica Deutschland Holding AG	325,735	552,663
Volkswagen AG	10,744	1,242,005
Vonovia SE	271,659	6,254,157
Wacker Chemie AG	6,691	817,711
Zalando SE (a)(c)	81,678	1,900,453
TOTAL GERMANY		406,688,002
Greece - 0.1%
Alpha Bank SA (a)	804,190	1,199,788
Eurobank Ergasias Services and Holdings SA (a)	939,814	1,533,391
Ff Group (a)(d)	5,453	0
Hellenic Telecommunications Organization SA	71,705	1,003,774
Jumbo SA	41,766	1,098,628
Motor Oil (HELLAS) Corinth Refineries SA	23,651	563,065
Mytilineos SA	38,566	1,427,418
National Bank of Greece SA (a)	201,856	1,153,353
OPAP SA	72,126	1,221,064
Piraeus Financial Holdings SA (a)	247,817	731,580
Public Power Corp. of Greece (a)	77,397	788,637
TOTAL GREECE		10,720,698
Hong Kong - 1.4%
AIA Group Ltd.	4,265,295	37,039,003
CK Asset Holdings Ltd.	733,971	3,668,625
CK Infrastructure Holdings Ltd.	225,636	1,045,832
CLP Holdings Ltd.	608,608	4,454,270
Futu Holdings Ltd. ADR (a)	20,212	1,120,755
Hang Lung Properties Ltd.	669,998	880,684
Hang Seng Bank Ltd.	280,850	3,210,982
Henderson Land Development Co. Ltd.	540,059	1,413,043
HKT Trust/HKT Ltd. unit	1,364,557	1,413,388
Hong Kong & China Gas Co. Ltd.	4,099,468	2,853,676
Hong Kong Exchanges and Clearing Ltd.	445,402	15,581,344
Hongkong Land Holdings Ltd.	408,667	1,296,178
Jardine Matheson Holdings Ltd.	59,519	2,411,778
Jinmao Property Services Co. Ltd.	316	86
Kingboard Laminates Holdings Ltd.	335,000	314,160
Link (REIT)	947,850	4,349,819
MTR Corp. Ltd.	584,818	2,186,158
New World Development Co. Ltd.	559,090	1,026,109
Nine Dragons Paper (Holdings) Ltd.	574,000	326,767
Orient Overseas International Ltd. (b)	48,500	611,575
Power Assets Holdings Ltd.	520,854	2,490,114
Prudential PLC	1,017,238	10,636,636
Sino Biopharmaceutical Ltd.	3,710,250	1,441,355
Sino Land Ltd.	1,344,367	1,342,120
Sun Hung Kai Properties Ltd.	537,062	5,514,931
Swire Pacific Ltd. (A Shares)	158,004	1,009,305
Swire Properties Ltd.	414,155	801,889
Techtronic Industries Co. Ltd.	509,847	4,654,661
Vinda International Holdings Ltd. (b)	129,000	318,789
WH Group Ltd. (c)	3,075,946	1,837,057
Wharf Real Estate Investment Co. Ltd.	609,654	2,132,594
Xinyi Glass Holdings Ltd.	623,568	716,492
TOTAL HONG KONG		118,100,175
Hungary - 0.1%
MOL Hungarian Oil and Gas PLC Series A (For. Reg.)	164,093	1,305,663
OTP Bank PLC	86,996	3,237,230
Richter Gedeon PLC	50,797	1,191,049
TOTAL HUNGARY		5,733,942
India - 4.4%
ABB India Ltd.	19,618	967,284
Adani Enterprises Ltd.	62,302	1,717,435
Adani Green Energy Ltd. (a)	115,601	1,276,797
Adani Ports & Special Economic Zone Ltd.	193,594	1,825,789
Adani Power Ltd. (a)	282,497	1,230,581
Ambuja Cements Ltd.	219,608	1,120,044
Apollo Hospitals Enterprise Ltd.	38,121	2,206,668
Ashok Leyland Ltd.	521,752	1,051,630
Asian Paints Ltd.	142,296	5,124,153
Astral Ltd.	43,218	960,434
AU Small Finance Bank Ltd. (c)	59,605	478,923
Aurobindo Pharma Ltd.	94,439	963,398
Avenue Supermarts Ltd. (a)(c)	59,395	2,592,473
Axis Bank Ltd.	844,647	9,963,715
Bajaj Auto Ltd.	24,867	1,585,816
Bajaj Finance Ltd.	100,930	9,082,967
Bajaj Finserv Ltd.	140,009	2,639,181
Bajaj Holdings & Investment Ltd.	9,960	828,387
Balkrishna Industries Ltd.	28,506	874,071
Bandhan Bank Ltd. (c)	266,042	684,848
Bank of Baroda	369,653	871,353
Berger Paints India Ltd.	118,243	793,139
Bharat Electronics Ltd.	1,350,273	2,162,619
Bharat Forge Ltd.	91,658	1,122,342
Bharat Petroleum Corp. Ltd.	279,211	1,170,148
Bharti Airtel Ltd.	829,942	9,112,226
Britannia Industries Ltd.	41,353	2,199,133
Cg Power & Industrial Soluti	226,053	1,058,314
Cholamandalam Investment and Finance Co. Ltd.	150,327	2,053,718
Cipla Ltd./India (a)	192,276	2,770,859
Coal India Ltd.	569,521	2,149,152
Colgate-Palmolive Ltd.	43,935	1,115,146
Container Corp. of India Ltd.	103,684	857,123
Cummins India Ltd.	49,517	997,095
Dabur India Ltd.	242,482	1,539,939
Divi's Laboratories Ltd.	43,798	1,781,897
DLF Ltd.	226,924	1,536,817
Dr. Reddy's Laboratories Ltd.	41,026	2,647,220
Eicher Motors Ltd.	50,016	1,978,946
GAIL India Ltd.	898,783	1,290,108
Godrej Consumer Products Ltd.	151,014	1,798,803
Godrej Properties Ltd. (a)	44,681	891,336
Grasim Industries Ltd.	96,208	2,179,803
Havells India Ltd.	92,674	1,387,063
HCL Technologies Ltd.	347,179	5,323,598
HDFC Asset Management Co. Ltd. (c)	30,736	1,009,292
HDFC Bank Ltd.	1,029,318	18,259,345
HDFC Standard Life Insurance Co. Ltd. (c)	361,721	2,686,308
Hero Motocorp Ltd.	39,878	1,479,409
Hindalco Industries Ltd.	455,075	2,511,155
Hindustan Aeronautics Ltd.	60,952	1,333,523
Hindustan Petroleum Corp. Ltd. (a)	210,740	626,785
Hindustan Unilever Ltd.	304,540	9,085,804
ICICI Bank Ltd.	1,910,929	21,017,416
ICICI Lombard General Insurance Co. Ltd. (c)	87,990	1,451,793
ICICI Prudential Life Insurance Co. Ltd. (c)	127,340	803,321
IDFC Bank Ltd. (a)	1,275,670	1,267,323
Indian Oil Corp. Ltd.	1,006,099	1,083,486
Indian Railway Catering & Tourism Corp. Ltd.	98,559	787,544
Indraprastha Gas Ltd.	111,425	511,686
Info Edge India Ltd.	26,180	1,284,404
Infosys Ltd.	1,226,617	20,166,663
InterGlobe Aviation Ltd. (a)(c)	49,475	1,458,906
ITC Ltd.	1,113,086	5,727,953
Jindal Steel & Power Ltd.	130,044	989,882
Jio Financial Services Ltd.	1,111,895	2,950,123
JSW Steel Ltd. (a)	223,292	1,975,118
Jubilant Foodworks Ltd.	140,460	844,910
Kotak Mahindra Bank Ltd.	404,169	8,446,573
Larsen & Toubro Ltd.	255,353	8,983,432
Ltimindtree Ltd. (c)	32,694	1,988,538
Lupin Ltd.	73,219	991,898
Mahindra & Mahindra Ltd.	346,581	6,072,125
Marico Ltd.	184,868	1,190,905
Maruti Suzuki India Ltd.	50,505	6,305,024
Max Healthcare Institute Ltd.	283,976	1,956,969
Mphasis BFL Ltd.	27,939	713,078
MRF Ltd.	679	883,190
Muthoot Finance Ltd.	42,327	660,240
Nestle India Ltd.	12,639	3,679,246
NTPC Ltd.	1,596,790	4,522,605
Oil & Natural Gas Corp. Ltd.	1,147,339	2,566,506
Page Industries Ltd.	2,248	1,021,153
Petronet LNG Ltd.	280,057	671,086
PI Industries Ltd.	29,997	1,224,763
Pidilite Industries Ltd.	55,576	1,640,394
Power Finance Corp. Ltd.	473,273	1,401,179
Power Grid Corp. of India Ltd.	1,700,588	4,129,054
REC Ltd.	428,143	1,479,439
Reliance Industries Ltd.	1,123,186	30,875,953
Samvardhana Motherson International Ltd.	866,702	956,926
SBI Cards & Payment Services Ltd.	103,966	931,399
SBI Life Insurance Co. Ltd. (c)	168,882	2,772,936
Shree Cement Ltd.	3,365	1,036,828
Shriram Transport Finance Co. Ltd.	102,875	2,320,701
Siemens Ltd.	32,802	1,312,046
Sona Blw Precision Forgings Ltd. (c)	150,727	980,635
SRF Ltd.	54,156	1,427,600
State Bank of India	663,106	4,504,522
Sun Pharmaceutical Industries Ltd.	357,912	4,678,007
Supreme Industries Ltd.	23,023	1,196,767
Tata Consultancy Services Ltd.	338,007	13,679,672
Tata Consumer Products Ltd.	205,225	2,219,902
Tata Elxsi Ltd.	12,684	1,161,534
Tata Motors Ltd.	619,934	4,680,979
Tata Power Co. Ltd./The	527,853	1,518,243
Tata Steel Ltd.	2,749,718	3,922,645
Tech Mahindra Ltd.	201,399	2,743,876
The Indian Hotels Co. Ltd.	315,462	1,452,511
Titan Co. Ltd.	132,033	5,060,082
Torrent Pharmaceuticals Ltd.	38,045	879,164
Trent Ltd.	65,705	1,700,229
Tube Investments of India Ltd.	38,431	1,453,476
Tvs Motor Co. Ltd.	87,225	1,666,320
Ultratech Cement Ltd.	42,382	4,287,955
United Spirits Ltd. (a)	113,422	1,406,156
UPL Ltd.	170,096	1,104,098
Varun Beverages Ltd.	167,160	1,823,982
Vedanta Ltd.	277,767	722,626
Wipro Ltd.	481,355	2,209,110
Yes Bank Ltd. (a)	4,755,890	911,223
Zomato Ltd. (a)	1,569,391	1,984,415
TOTAL INDIA		367,384,555
Indonesia - 0.5%
Indofood Sukses Makmur Tbk PT	1,604,700	671,814
PT Adaro Energy Indonesia Tbk	5,270,100	850,327
PT Aneka Tambang Tbk	2,924,000	313,287
PT Astra International Tbk	7,379,600	2,684,548
PT Bank Central Asia Tbk	20,523,300	11,306,710
PT Bank Mandiri (Persero) Tbk	13,946,600	4,982,453
PT Bank Negara Indonesia (Persero) Tbk	5,490,000	1,656,808
PT Bank Rakyat Indonesia (Persero) Tbk	25,311,454	7,914,484
PT Barito Pacific Tbk	10,390,157	736,285
PT Charoen Pokphand Indonesia Tbk (a)	2,649,500	976,103
PT GoTo Gojek Tokopedia Tbk (a)	301,949,712	1,142,351
PT Indah Kiat Pulp & Paper Tbk	1,000,500	604,705
PT Indofood CBP Sukses Makmur Tbk	818,400	533,411
PT Kalbe Farma Tbk	7,558,000	803,828
PT Merdeka Copper Gold Tbk (a)	4,425,195	620,659
PT Sarana Menara Nusantara Tbk	7,660,100	429,611
PT Semen Indonesia (Persero) Tbk	1,262,533	485,132
PT Sumber Alfaria Trijaya Tbk	6,115,600	1,113,019
PT Surya Citra Media Tbk	20	0
PT Telkom Indonesia Persero Tbk	18,547,300	4,065,861
PT Unilever Indonesia Tbk	2,796,100	637,535
PT United Tractors Tbk	547,700	866,740
PT Vale Indonesia Tbk	950,600	296,254
TOTAL INDONESIA		43,691,925
Ireland - 0.3%
AerCap Holdings NV (a)	64,435	4,002,702
AIB Group PLC	536,700	2,324,910
Bank of Ireland Group PLC	392,259	3,507,166
Kerry Group PLC Class A	59,178	4,563,472
Kingspan Group PLC (Ireland)	57,331	3,850,819
Smurfit Kappa Group PLC	95,205	3,096,637
TOTAL IRELAND		21,345,706
Israel - 0.4%
Azrieli Group	15,541	667,855
Bank Hapoalim BM (Reg.)	472,976	3,378,233
Bank Leumi le-Israel BM	570,226	3,666,545
Check Point Software Technologies Ltd. (a)	34,679	4,655,656
Elbit Systems Ltd. (Israel)	9,757	1,811,152
Global-e Online Ltd. (a)(b)	32,721	1,148,834
Icl Group Ltd.	279,311	1,354,403
Israel Discount Bank Ltd. (Class A)	464,376	2,039,256
Mizrahi Tefahot Bank Ltd.	55,938	1,729,899
NICE Ltd. (a)	23,116	3,572,057
NICE Ltd. sponsored ADR (a)	360	55,566
Teva Pharmaceutical Industries Ltd. sponsored ADR (a)	415,469	3,564,724
Wix.com Ltd. (a)	19,697	1,573,790
TOTAL ISRAEL		29,217,970
Italy - 1.4%
Amplifon SpA	45,559	1,284,207
Assicurazioni Generali SpA	372,290	7,384,031
Coca-Cola HBC AG	82,272	2,131,947
Davide Campari Milano NV	189,684	2,093,349
DiaSorin SpA	8,238	736,555
Enel SpA	3,000,163	19,043,774
Eni SpA	867,616	14,183,493
Ferrari NV (Italy)	46,480	14,041,029
FinecoBank SpA	222,809	2,620,408
Infrastrutture Wireless Italiane SpA (c)	122,193	1,334,298
Intesa Sanpaolo SpA	5,737,839	14,951,609
Mediobanca SpA (b)	203,059	2,421,435
Moncler SpA	76,654	3,969,406
Nexi SpA (a)(c)	215,843	1,250,628
Poste Italiane SpA (c)	191,678	1,894,287
Prysmian SpA	98,158	3,665,254
Recordati SpA	38,229	1,763,625
Snam SpA	742,090	3,402,887
Telecom Italia SpA (a)	1,940,517	501,201
Telecom Italia SpA (Risparmio Shares) (a)	1,667,908	433,791
Terna - Rete Elettrica Nazionale	522,807	3,997,294
UniCredit SpA	681,609	17,087,676
TOTAL ITALY		120,192,184
Japan - 14.5%
Advantest Corp.	283,348	7,298,658
AEON Co. Ltd.	243,342	5,119,826
AGC, Inc.	70,873	2,411,035
Aisin Seiki Co. Ltd.	53,662	1,869,309
Ajinomoto Co., Inc.	166,761	6,090,560
Ana Holdings, Inc. (a)	58,356	1,145,638
Asahi Group Holdings	177,849	6,432,872
ASAHI INTECC Co. Ltd.	78,392	1,317,192
Asahi Kasei Corp.	457,430	2,812,182
Astellas Pharma, Inc.	669,630	8,470,736
Azbil Corp.	41,422	1,223,965
Bandai Namco Holdings, Inc.	223,694	4,634,608
BayCurrent Consulting, Inc.	48,200	1,210,146
Bridgestone Corp.	210,120	7,952,035
Brother Industries Ltd.	84,821	1,323,229
Canon, Inc.	369,783	8,741,928
Capcom Co. Ltd.	63,074	2,030,310
Central Japan Railway Co.	266,210	5,991,964
Chiba Bank Ltd.	195,532	1,456,429
Chubu Electric Power Co., Inc.	236,444	2,857,226
Chugai Pharmaceutical Co. Ltd.	248,260	7,362,539
Concordia Financial Group Ltd.	389,515	1,809,842
CyberAgent, Inc.	157,400	826,264
Dai Nippon Printing Co. Ltd.	80,638	2,103,625
Dai-ichi Mutual Life Insurance Co.	347,865	7,348,659
Daifuku Co. Ltd.	110,003	1,817,568
Daiichi Sankyo Kabushiki Kaisha	683,173	17,615,065
Daikin Industries Ltd.	97,446	14,049,661
Daito Trust Construction Co. Ltd.	22,765	2,441,919
Daiwa House Industry Co. Ltd.	219,059	6,025,366
Daiwa House REIT Investment Corp.	794	1,405,180
Daiwa Securities Group, Inc.	499,444	2,880,030
DENSO Corp.	639,300	9,440,117
Dentsu Group, Inc.	74,014	2,149,810
Disco Corp.	34,087	6,019,732
East Japan Railway Co.	111,695	5,801,140
Eisai Co. Ltd.	93,348	4,945,424
ENEOS Holdings, Inc.	1,062,205	3,935,913
FANUC Corp.	351,950	8,734,138
Fast Retailing Co. Ltd.	64,674	14,318,591
Fuji Electric Co. Ltd.	46,825	1,782,845
FUJIFILM Holdings Corp.	138,253	7,562,136
Fujitsu Ltd.	64,994	8,419,813
GLP J-REIT	1,750	1,567,401
GMO Payment Gateway, Inc.	15,041	600,726
Hakuhodo DY Holdings, Inc.	78,924	640,484
Hamamatsu Photonics K.K.	51,042	1,895,854
Hankyu Hanshin Holdings, Inc.	85,821	2,700,238
Hikari Tsushin, Inc.	7,322	1,056,366
Hirose Electric Co. Ltd.	11,215	1,270,650
Hitachi Construction Machinery Co. Ltd.	38,709	1,000,076
Hitachi Ltd.	346,456	21,960,677
Honda Motor Co. Ltd.	1,704,627	17,470,335
Hoshizaki Corp.	39,100	1,262,721
Hoya Corp.	130,770	12,589,048
Hulic Co. Ltd.	139,394	1,277,983
Ibiden Co. Ltd.	42,105	1,795,208
Idemitsu Kosan Co. Ltd.	71,085	1,613,992
Iida Group Holdings Co. Ltd.	60,840	944,675
INPEX Corp.	358,706	5,205,138
Isuzu Motors Ltd.	219,645	2,449,185
Itochu Corp.	438,622	15,799,617
Japan Airlines Co. Ltd.	52,540	965,884
Japan Exchange Group, Inc.	187,108	3,700,023
Japan Post Bank Co. Ltd.	531,590	4,927,417
Japan Post Holdings Co. Ltd.	829,430	7,341,454
Japan Post Insurance Co. Ltd.	70,716	1,361,714
Japan Real Estate Investment Corp.	481	1,786,589
Japan Retail Fund Investment Corp.	2,562	1,653,379
Japan Tobacco, Inc.	441,681	10,281,836
JFE Holdings, Inc.	179,642	2,502,929
JSR Corp.	64,701	1,731,783
Kajima Corp.	157,344	2,600,487
Kansai Electric Power Co., Inc.	261,694	3,350,689
Kao Corp.	172,405	6,290,008
Kawasaki Kisen Kaisha Ltd. (b)	50,200	1,721,357
KDDI Corp.	551,987	16,512,549
KDX Realty Investment Corp.	1,526	1,591,601
Keio Corp.	37,002	1,098,015
Keisei Electric Railway Co.	47,230	1,779,137
Keyence Corp.	71,820	27,802,866
Kikkoman Corp.	50,473	2,871,650
Kintetsu Group Holdings Co. Ltd.	65,470	1,842,114
Kirin Holdings Co. Ltd.	285,708	4,015,146
Kobayashi Pharmaceutical Co. Ltd.	18,048	745,081
Kobe Bussan Co. Ltd.	54,021	1,336,915
Koei Tecmo Holdings Co. Ltd.	43,876	572,918
Koito Manufacturing Co. Ltd.	77,404	1,159,723
Komatsu Ltd.	341,863	7,854,781
Konami Group Corp.	36,792	1,905,903
Kose Corp.	12,234	810,515
Kubota Corp.	375,125	5,045,149
Kurita Water Industries Ltd.	37,998	1,154,510
Kyocera Corp.	118,717	5,851,728
Kyowa Hakko Kirin Co., Ltd.	99,163	1,555,302
Lasertec Corp.	27,974	4,620,752
LIXIL Group Corp.	105,261	1,154,194
LY Corp.	975,996	2,488,289
M3, Inc.	161,734	2,490,897
Makita Corp.	81,620	2,109,620
Marubeni Corp.	534,629	7,817,226
MatsukiyoCocokara & Co.	125,100	2,194,478
Mazda Motor Corp.	206,872	1,999,623
McDonald's Holdings Co. (Japan) Ltd. (b)	31,068	1,208,788
Meiji Holdings Co. Ltd.	87,526	2,154,367
Minebea Mitsumi, Inc.	132,360	2,075,313
Misumi Group, Inc.	103,675	1,569,501
Mitsubishi Chemical Holdings Corp.	480,462	2,718,745
Mitsubishi Corp.	424,514	19,788,958
Mitsubishi Electric Corp.	714,996	8,198,510
Mitsubishi Estate Co. Ltd.	416,667	5,333,471
Mitsubishi Heavy Industries Ltd.	118,701	6,113,657
Mitsubishi UFJ Financial Group, Inc.	4,214,457	35,355,700
Mitsubishi UFJ Lease & Finance Co. Ltd.	297,899	1,963,819
Mitsui & Co. Ltd.	484,804	17,619,802
Mitsui Chemicals, Inc.	62,843	1,583,925
Mitsui Fudosan Co. Ltd.	329,206	7,135,495
Mitsui OSK Lines Ltd.	129,100	3,333,016
Mizuho Financial Group, Inc.	890,414	15,117,795
MonotaRO Co. Ltd.	90,250	721,277
MS&AD Insurance Group Holdings, Inc.	158,637	5,812,545
Murata Manufacturing Co. Ltd.	636,798	10,907,954
NEC Corp.	91,356	4,398,849
Nexon Co. Ltd.	124,779	2,289,601
NGK Insulators Ltd.	83,360	1,018,514
Nidec Corp.	154,541	5,668,725
Nintendo Co. Ltd.	383,010	15,823,849
Nippon Building Fund, Inc.	561	2,254,061
Nippon Express Holdings, Inc.	26,573	1,365,730
Nippon Paint Holdings Co. Ltd.	346,610	2,330,298
Nippon Prologis REIT, Inc.	854	1,519,587
Nippon Sanso Holdings Corp.	62,647	1,579,864
Nippon Steel & Sumitomo Metal Corp.	316,124	6,818,435
Nippon Telegraph & Telephone Corp.	11,001,325	12,946,092
Nippon Yusen KK	180,553	4,417,636
Nissan Chemical Corp.	47,622	1,942,272
Nissan Motor Co. Ltd.	862,771	3,319,929
Nissin Food Holdings Co. Ltd.	22,663	1,971,878
Nitori Holdings Co. Ltd.	29,780	3,225,020
Nitto Denko Corp.	52,155	3,374,730
Nomura Holdings, Inc.	1,114,106	4,304,246
Nomura Real Estate Holdings, Inc.	40,814	953,255
Nomura Real Estate Master Fund, Inc.	1,566	1,728,016
Nomura Research Institute Ltd.	143,124	3,756,999
NTT Data Corp.	230,515	2,842,230
Obayashi Corp.	236,143	2,022,756
OBIC Co. Ltd.	25,769	3,809,080
Odakyu Electric Railway Co. Ltd.	117,990	1,679,745
Oji Holdings Corp.	316,056	1,351,734
Olympus Corp.	468,248	6,253,616
OMRON Corp.	65,384	2,342,528
Ono Pharmaceutical Co. Ltd.	142,265	2,456,844
Open House Group Co. Ltd.	28,300	932,778
Oracle Corp. Japan	13,738	974,570
Oriental Land Co. Ltd.	402,185	13,008,822
ORIX Corp.	434,196	7,896,441
Osaka Gas Co. Ltd.	138,975	2,620,761
Otsuka Corp.	42,104	1,688,144
Otsuka Holdings Co. Ltd.	145,185	4,884,889
Pan Pacific International Holdings Ltd.	143,108	2,771,410
Panasonic Holdings Corp.	817,080	7,168,645
Persol Holdings Co. Ltd.	664,770	996,767
Rakuten Group, Inc.	544,950	2,015,727
Recruit Holdings Co. Ltd.	532,236	15,260,647
Renesas Electronics Corp. (a)	470,267	6,177,249
Resona Holdings, Inc.	793,043	4,237,484
Ricoh Co. Ltd.	200,662	1,626,387
ROHM Co. Ltd.	129,548	2,075,614
SBI Holdings, Inc. Japan	92,564	1,991,509
SCSK Corp.	59,756	1,020,051
Secom Co. Ltd.	77,706	5,397,058
Seiko Epson Corp.	105,962	1,471,090
Sekisui Chemical Co. Ltd.	144,952	1,985,390
Sekisui House Ltd.	218,908	4,286,821
Seven & i Holdings Co. Ltd.	278,440	10,201,683
SG Holdings Co. Ltd.	116,616	1,652,986
Sharp Corp. (a)	93,013	581,537
Shimadzu Corp.	86,721	2,050,630
SHIMANO, Inc.	28,574	4,111,973
SHIMIZU Corp.	211,843	1,507,579
Shin-Etsu Chemical Co. Ltd.	672,545	20,111,368
Shionogi & Co. Ltd.	97,360	4,533,533
Shiseido Co. Ltd.	148,394	4,706,386
Shizuoka Financial Group	177,412	1,508,668
SMC Corp.	21,157	9,769,523
SoftBank Corp.	1,054,229	11,920,028
SoftBank Group Corp.	380,142	15,568,363
Sompo Holdings, Inc.	109,479	4,742,627
Sony Group Corp.	465,442	38,696,330
Square Enix Holdings Co. Ltd.	31,292	1,039,576
Subaru Corp.	225,405	3,901,828
Sumco Corp.	126,364	1,632,895
Sumitomo Chemical Co. Ltd.	519,285	1,319,899
Sumitomo Corp.	387,261	7,612,651
Sumitomo Electric Industries Ltd.	261,932	2,749,823
Sumitomo Metal Mining Co. Ltd.	90,428	2,540,300
Sumitomo Mitsui Financial Group, Inc.	468,785	22,599,178
Sumitomo Mitsui Trust Holdings, Inc.	121,527	4,556,874
Sumitomo Realty & Development Co. Ltd.	104,508	2,622,518
Suntory Beverage & Food Ltd.	51,537	1,550,906
Suzuki Motor Corp.	136,364	5,292,561
Sysmex Corp.	62,065	2,973,088
T&D Holdings, Inc.	186,027	3,318,577
Taisei Corp.	62,087	2,105,538
Takeda Pharmaceutical Co. Ltd.	583,446	15,837,495
TDK Corp.	144,584	5,409,642
Terumo Corp.	248,935	6,810,411
TIS, Inc.	80,720	1,728,607
Tobu Railway Co. Ltd.	69,486	1,672,490
Toho Co. Ltd.	41,413	1,414,796
Tokio Marine Holdings, Inc.	664,963	14,876,709
Tokyo Electric Power Co., Inc. (a)	556,466	2,354,819
Tokyo Electron Ltd.	174,044	22,997,773
Tokyo Gas Co. Ltd.	145,162	3,259,926
Tokyu Corp.	184,281	2,080,355
Toppan Holdings, Inc.	90,558	2,088,618
Toray Industries, Inc.	519,353	2,512,546
Tosoh Corp.	92,951	1,138,113
Toto Ltd.	48,839	1,177,587
Toyota Industries Corp.	54,242	4,020,131
Toyota Motor Corp.	3,912,065	68,436,685
Toyota Tsusho Corp.	78,711	4,190,282
Trend Micro, Inc.	50,130	1,889,130
Unicharm Corp.	148,897	5,059,353
USS Co. Ltd.	73,417	1,283,248
Welcia Holdings Co. Ltd.	34,892	578,363
West Japan Railway Co.	82,059	3,127,642
Yakult Honsha Co. Ltd.	93,854	2,211,664
Yamaha Corp.	50,432	1,347,035
Yamaha Motor Co. Ltd.	111,578	2,726,615
Yamato Holdings Co. Ltd.	97,702	1,627,326
Yaskawa Electric Corp.	87,635	2,868,568
Yokogawa Electric Corp.	85,423	1,550,874
Zensho Holdings Co. Ltd.	33,700	1,771,335
ZOZO, Inc.	54,807	1,042,141
TOTAL JAPAN		1,208,418,546
Jordan - 0.0%
Hikma Pharmaceuticals PLC	59,830	1,382,778
Korea (South) - 3.1%
AMOREPACIFIC Corp.	10,754	1,007,940
BGF Retail Co. Ltd.	2,978	304,084
Celltrion Healthcare Co. Ltd.	39,021	1,927,336
Celltrion Pharm, Inc.	6,425	301,833
Celltrion, Inc.	41,003	4,546,773
CJ CheilJedang Corp.	2,984	624,211
Cosmo AM&T Co. Ltd. (a)	9,055	941,342
Cosmo AM&T Co. Ltd. rights 11/7/23 (a)	439	5,388
Coway Co. Ltd.	19,776	631,910
Db Insurance Co. Ltd.	16,693	1,084,419
Delivery Hero AG (a)(c)	63,563	1,612,127
Doosan Bobcat, Inc.	19,899	570,871
Doosan Heavy Industries & Construction Co. Ltd. (a)	164,327	1,634,924
Ecopro BM Co. Ltd. (b)	18,098	2,643,764
Ecopro Co. Ltd. (b)	7,383	3,406,436
F&F Co. Ltd.	6,215	430,211
GS Holdings Corp.	15,723	458,460
Hana Financial Group, Inc.	110,474	3,207,467
Hankook Tire Co. Ltd.	26,753	757,898
Hanmi Pharm Co. Ltd.	2,484	518,601
Hanmi Semiconductor Co. Ltd.	15,901	622,116
Hanon Systems	66,957	341,157
Hanwha Aerospace Co. Ltd.	12,941	971,475
Hanwha Ocean Co. Ltd. (a)(b)	15,672	273,670
Hanwha Ocean Co. Ltd. rights 11/9/23 (a)	5,173	6,693
Hanwha Solutions Corp. (a)	37,754	802,977
HD Hyundai Co. Ltd.	16,184	688,293
HD Hyundai Heavy Industries Co. Ltd. (a)	8,119	614,678
HD Korea Shipbuilding & Offshore Engineering Co. Ltd. (a)	15,571	1,043,002
HLB, Inc. (b)	42,137	906,531
HMM Co. Ltd.	89,876	972,030
Hotel Shilla Co. (b)	11,331	523,518
HYBE Co. Ltd. (a)	6,839	1,112,174
Hyundai Engineering & Construction Co. Ltd.	28,875	715,061
Hyundai Glovis Co. Ltd.	6,930	878,189
Hyundai Mipo Dockyard Co. Ltd. (a)	8,651	445,146
Hyundai Mobis	22,759	3,519,342
Hyundai Motor Co. Ltd.	51,456	6,473,031
Hyundai Steel Co.	31,382	762,029
Industrial Bank of Korea	106,137	877,085
JYP Entertainment Corp.	10,282	781,503
Kakao Corp.	115,759	3,257,927
Kakao Games Corp. (a)	13,207	228,889
Kakao Pay Corp. (a)	9,806	249,619
KakaoBank Corp.	61,399	829,697
Kangwon Land, Inc.	33,604	365,357
KB Financial Group, Inc.	142,091	5,408,234
Kia Corp.	96,755	5,519,559
Korea Aerospace Industries Ltd.	27,010	887,439
Korea Electric Power Corp. (a)	94,271	1,178,234
Korea Investment Holdings Co. Ltd.	14,792	552,159
Korea Zinc Co. Ltd.	2,933	1,017,761
Korean Air Lines Co. Ltd.	68,768	1,044,766
KRAFTON, Inc. (a)	10,641	1,293,431
KT Corp.	23,577	569,533
KT&G Corp.	37,930	2,389,202
Kumho Petro Chemical Co. Ltd.	6,598	619,204
L&F Co. Ltd.	9,244	897,858
LG Chemical Ltd.	18,028	5,899,777
LG Corp.	35,322	2,018,799
LG Display Co. Ltd. (a)	85,208	769,881
LG Electronics, Inc.	39,626	2,935,218
LG Energy Solution (a)	17,320	4,957,743
LG H & H Co. Ltd.	3,165	740,916
LG Innotek Co. Ltd.	5,244	869,069
LG Uplus Corp.	81,066	606,666
Lotte Chemical Corp.	7,127	772,823
Lotte Energy Materials Corp.	8,384	239,826
Meritz Financial Holdings Co.	38,130	1,417,004
Mirae Asset Securities Co. Ltd.	97,474	476,788
NAVER Corp.	48,622	6,787,433
NCSOFT Corp.	5,237	903,439
Netmarble Corp. (a)(c)	7,855	225,176
NH Investment & Securities Co. Ltd.	50,861	364,358
Orion Corp./Republic of Korea	8,594	759,486
Pan Ocean Co., Ltd. (Korea)	95,406	304,142
Pearl Abyss Corp. (a)	11,592	424,051
POSCO	26,561	8,118,938
POSCO Chemtech Co. Ltd. (b)	11,474	2,018,986
Posco International Corp.	19,224	715,995
S-Oil Corp.	16,714	823,656
Samsung Biologics Co. Ltd. (a)(c)	6,628	3,479,220
Samsung C&T Corp.	31,759	2,507,326
Samsung Electro-Mechanics Co. Ltd.	21,102	1,948,223
Samsung Electronics Co. Ltd.	1,759,648	87,456,428
Samsung Engineering Co. Ltd. (a)	57,508	1,012,055
Samsung Fire & Marine Insurance Co. Ltd.	11,499	2,195,609
Samsung Heavy Industries Co. Ltd. (a)	238,547	1,207,517
Samsung Life Insurance Co. Ltd.	29,412	1,572,364
Samsung SDI Co. Ltd.	20,370	6,440,291
Samsung SDS Co. Ltd.	14,052	1,438,264
Samsung Securities Co. Ltd.	26,460	692,128
Shinhan Financial Group Co. Ltd.	163,638	4,199,952
SK Biopharmaceuticals Co. Ltd. (a)	11,308	631,886
SK Bioscience Co. Ltd. (a)(b)	9,938	446,619
SK Hynix, Inc.	201,532	17,475,523
SK IE Technology Co. Ltd. (a)(c)	9,048	398,380
SK Innovation Co., Ltd.	23,167	2,107,492
SK Square Co. Ltd. (a)	36,701	1,157,957
SK, Inc.	14,145	1,489,110
SKC Co. Ltd.	6,838	399,305
Woori Financial Group, Inc.	221,739	1,955,663
Yuhan Corp.	19,312	822,015
TOTAL KOREA (SOUTH)		260,438,061
Kuwait - 0.2%
Agility Public Warehousing Co. KSC (a)	588,826	1,000,881
Boubyan Bank KSC	505,024	956,355
Gulf Bank	650,327	498,069
Gulf Bank rights 11/12/23 (a)	50,482	1,044
Kuwait Finance House KSCP	3,015,104	6,664,505
Mabanee Co. SAKC	229,897	612,910
Mobile Telecommunication Co.	729,434	1,133,811
National Bank of Kuwait	2,798,527	7,931,195
TOTAL KUWAIT		18,798,770
Luxembourg - 0.1%
ArcelorMittal SA (Netherlands)	189,748	4,192,127
Eurofins Scientific SA	49,302	2,495,121
Reinet Investments SCA	49,125	1,020,746
TOTAL LUXEMBOURG		7,707,994
Macau - 0.1%
Galaxy Entertainment Group Ltd.	810,136	4,554,152
Sands China Ltd. (a)	902,387	2,429,271
TOTAL MACAU		6,983,423
Malaysia - 0.4%
AMMB Holdings Bhd	622,400	499,316
Axiata Group Bhd	968,034	442,915
CelcomDigi Bhd	1,285,200	1,151,290
CIMB Group Holdings Bhd	2,332,911	2,795,053
Dialog Group Bhd	1,205,222	543,785
Gamuda Bhd	682,609	670,755
Genting Bhd	750,200	634,807
Genting Malaysia Bhd	1,032,400	524,622
Hong Leong Bank Bhd	243,800	992,705
Hong Leong Credit Bhd	78,500	291,923
IHH Healthcare Bhd	796,700	1,002,881
Inari Amertron Bhd	988,700	592,783
IOI Corp. Bhd	895,800	739,116
IOI Properties Group Bhd	30	12
Kuala Lumpur Kepong Bhd	176,141	813,093
Malayan Banking Bhd	1,979,007	3,747,364
Malaysia Airports Holdings Bhd	292,016	453,065
Maxis Bhd	837,900	696,705
MISC Bhd	476,200	724,956
MR DIY Group M Sdn Bhd (c)	1,080,850	335,802
Nestle (Malaysia) Bhd	24,600	639,308
Petronas Chemicals Group Bhd	1,030,600	1,589,192
Petronas Dagangan Bhd	106,100	513,648
Petronas Gas Bhd	279,900	1,019,542
PPB Group Bhd	244,380	785,618
Press Metal Aluminium Holdings	1,388,600	1,435,363
Public Bank Bhd	5,379,500	4,698,465
QL Resources Bhd	385,450	447,354
RHB Bank Bhd	537,254	629,287
Sime Darby Bhd	952,885	457,973
Sime Darby Plantation Bhd	731,340	666,712
Sime Darby Property Bhd	10	1
SP Setia Bhd	13	2
Telekom Malaysia Bhd	395,497	421,017
Tenaga Nasional Bhd	944,400	1,962,525
TOTAL MALAYSIA		32,918,955
Mexico - 0.7%
Alfa SA de CV Series A	1,135,400	707,854
America Movil S.A.B. de CV Series L	7,018,100	5,796,190
Arca Continental S.A.B. de CV	190,000	1,703,772
Banco del Bajio SA (c)	277,000	847,793
CEMEX S.A.B. de CV unit (a)	5,646,094	3,391,602
Coca-Cola FEMSA S.A.B. de CV unit	201,075	1,525,600
Fibra Uno Administracion SA de CV	1,078,200	1,636,826
Fomento Economico Mexicano S.A.B. de CV unit	720,200	8,151,534
Gruma S.A.B. de CV Series B	68,340	1,189,212
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B	146,400	1,707,770
Grupo Aeroportuario del Sureste S.A.B. de CV Series B	73,010	1,573,467
Grupo Bimbo S.A.B. de CV Series A	486,800	1,981,329
Grupo Carso SA de CV Series A1	204,600	1,304,610
Grupo Financiero Banorte S.A.B. de CV Series O	959,300	7,785,500
Grupo Financiero Inbursa S.A.B. de CV Series O (a)	674,400	1,390,770
Grupo Mexico SA de CV Series B	1,150,424	4,691,923
Grupo Televisa SA de CV	880,900	404,074
Industrias Penoles SA de CV (a)	72,610	810,595
Kimberly-Clark de Mexico SA de CV Series A	560,000	1,026,568
Operadora de Sites Mexicanos, SA de CV	448,200	381,103
Orbia Advance Corp. S.A.B. de CV	376,937	610,701
Promotora y Operadora de Infraestructura S.A.B. de CV	70,405	576,314
Southern Copper Corp.	31,904	2,261,994
Wal-Mart de Mexico SA de CV Series V	1,935,800	6,928,680
TOTAL MEXICO		58,385,781
Netherlands - 3.7%
ABN AMRO Bank NV GDR (Bearer) (c)	148,434	1,992,281
Adyen BV (a)(c)	8,035	5,419,495
AEGON NV	631,543	3,063,192
Akzo Nobel NV	63,573	4,255,285
Argenx SE (a)	20,686	9,730,314
ASM International NV (Netherlands)	17,354	7,133,741
ASML Holding NV (Netherlands)	148,734	89,407,043
ASR Nederland NV	60,025	2,235,638
BE Semiconductor Industries NV	28,696	2,954,343
Euronext NV (c)	31,532	2,195,352
EXOR NV	39,637	3,394,616
Heineken Holding NV	47,649	3,619,970
Heineken NV (Bearer)	106,027	9,525,831
IMCD NV	20,847	2,503,607
ING Groep NV (Certificaten Van Aandelen)	1,335,991	17,128,112
JDE Peet's BV	47,301	1,313,291
Koninklijke Ahold Delhaize NV	359,416	10,648,346
Koninklijke KPN NV	1,179,152	3,963,341
Koninklijke Philips Electronics NV	343,251	6,529,484
NN Group NV	93,151	2,987,575
OCI NV	38,118	887,722
Randstad NV	40,523	2,094,132
Shell PLC (London)	2,469,564	79,586,276
Stellantis NV (Italy)	816,958	15,213,849
Universal Music Group NV	302,870	7,416,932
Wolters Kluwer NV	95,059	12,180,471
TOTAL NETHERLANDS		307,380,239
New Zealand - 0.2%
Auckland International Airport Ltd.	481,612	2,059,987
Fisher & Paykel Healthcare Corp.	218,166	2,646,270
Mercury Nz Ltd.	264,331	909,283
Meridian Energy Ltd.	471,619	1,328,250
Spark New Zealand Ltd.	681,762	1,979,238
Xero Ltd. (a)	53,416	3,651,906
TOTAL NEW ZEALAND		12,574,934
Norway - 0.4%
Aker BP ASA	118,268	3,399,519
DNB Bank ASA	343,558	6,190,899
Equinor ASA	332,690	11,152,839
Gjensidige Forsikring ASA	72,752	1,089,559
Kongsberg Gruppen ASA	31,779	1,297,224
Mowi ASA	160,543	2,605,548
Norsk Hydro ASA	484,528	2,763,121
Orkla ASA	272,704	1,878,251
Salmar ASA	26,521	1,255,426
Telenor ASA	255,106	2,606,793
TOTAL NORWAY		34,239,179
Peru - 0.0%
Compania de Minas Buenaventura SAA sponsored ADR	77,885	630,869
Credicorp Ltd. (United States)	25,342	3,166,736
TOTAL PERU		3,797,605
Philippines - 0.2%
Aboitiz Equity Ventures, Inc.	623,190	501,927
Altus Property Ventures, Inc. (a)	7	1
Ayala Corp.	91,580	976,828
Ayala Land, Inc.	2,470,300	1,212,630
Bank of the Philippine Islands (BPI)	752,597	1,331,159
BDO Unibank, Inc.	887,001	1,991,877
DMCI Holdings, Inc.	4	1
International Container Terminal Services, Inc.	372,910	1,318,094
JG Summit Holdings, Inc.	960,636	621,628
Jollibee Food Corp.	167,480	603,969
Manila Electric Co.	99,400	620,755
Metropolitan Bank & Trust Co.	640,931	589,599
PLDT, Inc.	28,020	597,312
SM Investments Corp.	89,033	1,255,343
SM Prime Holdings, Inc.	3,700,900	1,953,424
Universal Robina Corp.	323,210	621,616
TOTAL PHILIPPINES		14,196,163
Poland - 0.3%
Allegro.eu SA (a)(b)(c)	173,794	1,244,023
Bank Polska Kasa Opieki SA	66,129	2,004,884
Budimex SA (b)	4,571	510,053
CD Projekt RED SA	23,714	591,154
Cyfrowy Polsat SA	87,993	273,983
Dino Polska SA (a)(c)	17,884	1,691,997
KGHM Polska Miedz SA (Bearer)	54,577	1,454,462
LPP SA	403	1,297,392
mBank SA (a)	5,424	669,364
Orlen SA	211,698	3,342,296
PGE Polska Grupa Energetyczna SA (a)	328,516	569,203
Powszechna Kasa Oszczednosci Bank SA (a)	320,730	3,313,866
Powszechny Zaklad Ubezpieczen SA	221,357	2,502,061
Santander Bank Polska SA (a)	13,033	1,412,201
TOTAL POLAND		20,876,939
Portugal - 0.1%
Banco Espirito Santo SA (Reg.) (a)(d)	82,039	1
Energias de Portugal SA	1,158,507	4,866,491
Galp Energia SGPS SA Class B	181,786	2,733,262
Jeronimo Martins SGPS SA	105,077	2,421,543
TOTAL PORTUGAL		10,021,297
Qatar - 0.2%
Barwa Real Estate Co. (a)	792,285	550,530
Dukhan Bank	662,915	660,184
Industries Qatar QSC (a)	552,383	1,853,919
Masraf al Rayan	2,063,799	1,190,326
Mesaieed Petrochemical Holding Co. (a)	1,549,035	676,453
Ooredoo QSC	296,927	806,539
Qatar Electricity & Water Co. (a)	160,955	731,172
Qatar Fuel Co. (a)	212,096	865,044
Qatar Gas Transport Co. Ltd. (Nakilat) (a)	926,009	895,235
Qatar International Islamic Bank QSC (a)	349,251	887,276
Qatar Islamic Bank	623,276	2,978,578
Qatar National Bank SAQ	1,723,177	7,046,994
The Commercial Bank of Qatar (a)	1,190,233	1,675,675
TOTAL QATAR		20,817,925
Romania - 0.0%
NEPI Rockcastle PLC	185,708	1,002,998
Russia - 0.0%
Alrosa Co. Ltd. (d)	846,411	140,847
Gazprom OAO (d)	3,422,762	358,245
Gazprom OAO sponsored ADR (Reg. S) (a)(d)	266,976	60,988
Inter Rao Ues JSC (d)	12,405,200	68,409
LUKOIL PJSC (d)	135,807	42,045
LUKOIL PJSC sponsored ADR (a)(d)	3,670	1,038
MMC Norilsk Nickel PJSC (a)(d)	18,102	120,418
MMC Norilsk Nickel PJSC sponsored ADR (a)(d)	27,948	67,075
Mobile TeleSystems OJSC sponsored ADR (a)(d)	145,706	145,122
Moscow Exchange MICEX-RTS OAO (d)	524,685	100,884
Novatek PJSC GDR (Reg. S) (a)(d)	30,578	1,590,056
Novolipetsk Steel OJSC (a)(d)	477,930	4,589
Ozon Holdings PLC ADR (a)(d)	15,142	31,731
PhosAgro PJSC:
GDR (Reg. S) (a)(d)	46,691	958
sponsored GDR (Reg. S) (a)(d)	300	6
Polyus PJSC (a)(d)	11,075	26,050
Rosneft Oil Co. OJSC (d)	322,313	53,916
Rosneft Oil Co. OJSC GDR (Reg. S) (a)(d)	56,929	13,461
Sberbank of Russia (d)	3,621,326	22,271
Severstal PAO (a)(d)	60,348	1,348
Severstal PAO GDR (Reg. S) (a)(d)	9,813	232
Surgutneftegas OJSC (d)	1,105,600	13,532
Surgutneftegas OJSC sponsored ADR (a)(d)	71,885	13,275
Tatneft PAO (d)	446,514	55,550
Tatneft PAO sponsored ADR (a)(d)	5,142	4,748
TCS Group Holding PLC GDR (a)(d)	40,237	51,249
United Co. RUSAL International PJSC (d)	1,020,580	123,027
VK Co. Ltd. GDR (Reg. S) (a)(d)	38,348	11,395
VTB Bank OJSC (a)(d)	1,160,850,350	44,362
X5 Retail Group NV GDR (Reg. S) (a)(d)	41,220	9,727
Yandex NV Class A (a)(d)	102,848	384,079
TOTAL RUSSIA		3,560,633
Saudi Arabia - 1.2%
ACWA Power Co.	34,285	2,074,500
Advanced Petrochemicals Co.	44,679	444,218
Al Rajhi Bank	724,923	12,965,757
Alinma Bank	358,609	3,144,854
Almarai Co. Ltd.	90,017	1,341,281
Arab National Bank	249,011	1,577,061
Arabian Internet and Communications Services Co. Ltd.	8,644	720,717
Bank Al-Jazira (a)	143,415	625,405
Bank Albilad	177,123	1,756,311
Banque Saudi Fransi	224,911	2,149,232
Bupa Arabia for Cooperative Insurance Co.	27,326	1,551,455
Dallah Healthcare Co.	12,723	501,920
Dar Al Arkan Real Estate Development Co. (a)	191,613	771,233
Dr Sulaiman Al Habib Medical Services Group Co.	31,991	2,148,878
Elm Co.	8,728	1,631,324
Etihad Etisalat Co.	138,538	1,702,367
Jarir Marketing Co.	209,964	810,395
Luberef	19,014	653,803
Mobile Telecommunications Co. Saudi Arabia	158,559	583,248
Mouwasat Medical Services Co.	35,490	945,996
Nahdi Medical Co.	14,006	529,388
National Industrialization Co. (a)	115,264	357,012
Power & Water Utility Co. for Jubail & Yanbu	26,802	388,642
Rabigh Refining & Petrochemical Co. (a)	148,999	400,339
Riyad Bank	548,448	3,881,356
Sabic Agriculture-Nutrients Co.	85,577	3,052,085
Sahara International Petrochemical Co.	132,177	1,136,237
Saudi Arabian Mining Co.	482,122	4,626,397
Saudi Arabian Oil Co. (c)	975,646	8,660,042
Saudi Awwal Bank	377,155	3,362,788
Saudi Basic Industries Corp.	334,981	6,875,343
Saudi Electricity Co.	304,925	1,446,760
Saudi Industrial Investment Group	133,027	849,591
Saudi Investment Bank/The	184,876	724,405
Saudi Kayan Petrochemical Co. (a)	263,515	743,147
Saudi Research & Marketing Group (a)	12,886	484,307
Saudi Tadawul Group Holding Co.	17,422	771,814
Saudi Telecom Co.	745,170	7,627,286
The Co. for Cooperative Insurance	27,959	900,268
The Saudi National Bank	1,089,514	9,743,361
The Savola Group	95,658	928,124
Yanbu National Petrochemical Co.	102,139	1,030,483
TOTAL SAUDI ARABIA		96,619,130
Singapore - 1.0%
CapitaLand Ascendas REIT	1,417,854	2,693,986
CapitaLand Investment Ltd.	977,071	2,097,952
CapitaMall Trust	2,024,548	2,601,991
City Developments Ltd.	196,552	907,247
DBS Group Holdings Ltd.	667,700	16,040,379
Genting Singapore Ltd.	2,229,113	1,400,453
Grab Holdings Ltd. (a)	683,509	2,098,373
Jardine Cycle & Carriage Ltd.	35,300	727,172
Keppel (REIT) (e)	107,064	62,168
Keppel Corp. Ltd.	535,320	2,430,003
Mapletree Logistics Trust (REIT)	1,252,466	1,344,960
Mapletree Pan Asia Commercial Trust	839,843	816,248
Oversea-Chinese Banking Corp. Ltd.	1,248,751	11,577,315
Sea Ltd. ADR (a)	135,197	5,637,715
Seatrium Ltd. (a)	16,046,458	1,314,190
Sembcorp Industries Ltd.	322,700	1,082,629
Singapore Airlines Ltd.	562,468	2,511,566
Singapore Exchange Ltd.	311,717	2,158,224
Singapore Technologies Engineering Ltd.	562,624	1,544,548
Singapore Telecommunications Ltd.	3,073,269	5,340,340
STMicroelectronics NV (France)	252,401	9,621,553
United Overseas Bank Ltd.	467,009	9,211,613
UOL Group Ltd.	185,715	799,844
TOTAL SINGAPORE		84,020,469
South Africa - 0.9%
Absa Group Ltd.	311,306	2,838,209
African Rainbow Minerals Ltd.	41,763	344,143
Anglo American Platinum Ltd.	24,316	812,436
Anglo American PLC (United Kingdom)	469,227	11,955,721
Aspen Pharmacare Holdings Ltd.	139,215	1,264,532
Bid Corp. Ltd.	122,668	2,602,372
Bidvest Group Ltd./The	106,286	1,504,457
Capitec Bank Holdings Ltd.	31,822	2,825,589
Clicks Group Ltd.	96,053	1,415,426
Discovery Ltd.	208,748	1,440,151
Exxaro Resources Ltd.	90,083	903,658
FirstRand Ltd.	1,874,715	6,180,147
Gold Fields Ltd.	331,146	4,368,461
Growthpoint Properties Ltd.	1,207,438	627,771
Harmony Gold Mining Co. Ltd.	202,650	929,124
Impala Platinum Holdings Ltd.	314,611	1,310,541
Kumba Iron Ore Ltd.	24,061	637,521
MTN Group Ltd.	632,049	3,085,383
Naspers Ltd. Class N	71,295	11,129,212
Nedbank Group Ltd.	162,274	1,746,334
Northam Platinum Holdings Ltd.	130,360	786,811
Old Mutual Ltd.	1,749,454	1,112,329
OUTsurance Group Ltd.	298,629	646,048
Pepkor Holdings Ltd. (c)	745,795	680,269
Remgro Ltd.	195,834	1,513,924
Sanlam Ltd.	648,837	2,275,760
Sasol Ltd.	214,226	2,707,761
Shoprite Holdings Ltd.	183,525	2,351,779
Sibanye-Stillwater Ltd.	1,035,001	1,320,198
Standard Bank Group Ltd.	498,503	4,891,816
Vodacom Group Ltd.	229,847	1,251,256
Woolworths Holdings Ltd.	344,994	1,284,461
TOTAL SOUTH AFRICA		78,743,600
Spain - 1.6%
Acciona SA	8,958	1,127,937
ACS Actividades de Construccion y Servicios SA	81,700	2,953,886
Aena SME SA (c)	27,685	4,005,886
Amadeus IT Holding SA Class A	165,993	9,452,794
Banco Bilbao Vizcaya Argentaria SA	2,201,507	17,319,772
Banco Santander SA (Spain)	5,975,577	21,914,679
CaixaBank SA	1,524,743	6,198,905
Cellnex Telecom SA (c)	209,178	6,149,019
Corp. ACCIONA Energias Renovables SA	25,902	701,069
EDP Renovaveis SA	114,469	1,839,807
Enagas SA	92,092	1,539,105
Endesa SA	116,250	2,185,168
Grifols SA (a)	108,975	1,220,519
Iberdrola SA	2,245,971	24,979,729
Industria de Diseno Textil SA	402,955	13,878,236
Naturgy Energy Group SA	46,439	1,311,961
Redeia Corp. SA	150,971	2,349,012
Repsol SA	471,930	6,903,502
Telefonica SA	1,917,339	7,405,989
TOTAL SPAIN		133,436,975
Sweden - 1.8%
Alfa Laval AB	107,905	3,485,843
ASSA ABLOY AB (B Shares)	370,170	7,890,202
Atlas Copco AB:
(A Shares)	989,600	12,814,352
(B Shares)	577,579	6,470,466
Beijer Ref AB (B Shares)	140,345	1,328,962
Boliden AB	99,759	2,553,752
Epiroc AB:
(A Shares)	243,768	4,016,010
(B Shares)	145,133	2,011,393
EQT AB	129,731	2,358,122
Ericsson (B Shares)	1,087,556	4,871,957
Essity AB (B Shares)	225,420	5,135,459
Evolution AB (c)	67,741	6,019,494
Fastighets AB Balder (a)	234,258	990,341
Getinge AB (B Shares)	83,324	1,495,920
H&M Hennes & Mauritz AB (B Shares) (b)	239,575	3,204,364
Hexagon AB (B Shares)	769,057	6,267,535
Holmen AB (B Shares)	36,452	1,373,834
Husqvarna AB (B Shares)	128,410	829,420
Industrivarden AB:
(A Shares)	49,997	1,290,858
(C Shares)	54,862	1,411,551
Indutrade AB	99,849	1,763,522
Investment AB Latour (B Shares)	52,773	911,269
Investor AB:
(A Shares)	32,388	588,137
(B Shares)	605,784	11,092,748
L E Lundbergforetagen AB	30,127	1,227,217
Lifco AB	84,744	1,547,225
Nibe Industrier AB (B Shares)	563,295	3,238,740
Saab AB (B Shares)	29,327	1,502,810
Sagax AB	74,669	1,347,894
Sandvik AB	394,926	6,726,782
Securitas AB (B Shares)	180,942	1,446,894
Skandinaviska Enskilda Banken AB (A Shares)	584,740	6,511,400
Skanska AB (B Shares)	124,670	1,869,081
SKF AB (B Shares)	123,452	1,991,830
Svenska Cellulosa AB SCA (B Shares)	221,196	3,030,869
Svenska Handelsbanken AB (A Shares)	539,680	4,601,148
Swedbank AB (A Shares)	314,027	5,141,204
Swedish Orphan Biovitrum AB (a)	79,324	1,630,191
Tele2 AB (B Shares)	195,504	1,386,092
Telia Co. AB	863,494	1,830,562
Volvo AB:
(A Shares)	76,105	1,523,130
(B Shares)	554,436	10,972,046
Volvo Car AB (a)(b)	213,962	734,327
TOTAL SWEDEN		148,434,953
Switzerland - 3.9%
ABB Ltd. (Reg.)	591,058	19,858,200
Adecco SA (Reg.)	60,233	2,267,221
Alcon, Inc. (Switzerland)	184,343	13,135,946
Avolta AG (a)	35,312	1,230,961
Bachem Holding AG (B Shares)	12,198	879,667
Baloise Holdings AG	17,158	2,455,858
Banque Cantonale Vaudoise	11,162	1,258,969
Barry Callebaut AG	1,313	1,984,692
BKW AG	7,656	1,284,346
Clariant AG (Reg.)	76,983	1,089,178
Compagnie Financiere Richemont SA Series A	192,764	22,741,433
DSM-Firmenich AG	68,946	6,243,941
Ems-Chemie Holding AG	2,540	1,731,215
Geberit AG (Reg.)	12,393	5,746,570
Givaudan SA	3,417	11,344,297
Helvetia Holding AG (Reg.)	13,947	1,867,471
Julius Baer Group Ltd.	76,365	4,525,520
Kuehne & Nagel International AG	20,134	5,411,711
Lindt & Spruengli AG	39	4,244,490
Lindt & Spruengli AG (participation certificate)	364	4,021,547
Logitech International SA (Reg.)	61,076	4,777,847
Lonza Group AG	27,522	9,638,314
Novartis AG	756,285	70,803,074
Partners Group Holding AG	8,391	8,825,932
Sandoz Group AG	151,257	3,932,532
Schindler Holding AG:
(participation certificate)	14,560	2,932,328
(Reg.)	9,290	1,802,545
SGS SA (Reg.)	55,694	4,529,481
Sig Group AG	115,139	2,530,235
Sika AG	54,122	12,905,031
Sonova Holding AG	19,258	4,541,132
Straumann Holding AG	41,421	4,869,979
Swatch Group AG (Bearer)	10,855	2,770,880
Swatch Group AG (Bearer) (Reg.)	19,132	923,316
Swiss Life Holding AG	10,937	6,995,159
Swiss Prime Site AG	27,901	2,588,737
Swisscom AG	9,549	5,710,610
Temenos Group AG	23,275	1,666,722
UBS Group AG	1,213,905	28,317,555
VAT Group AG (c)	10,032	3,536,814
Zurich Insurance Group Ltd.	55,299	26,176,826
TOTAL SWITZERLAND		324,098,282
Taiwan - 4.2%
Accton Technology Corp.	184,000	2,848,750
Acer, Inc.	1,050,288	1,109,179
Advantech Co. Ltd.	170,411	1,748,729
ASE Technology Holding Co. Ltd.	1,134,840	3,969,993
Asia Cement Corp.	825,466	1,018,562
ASUSTeK Computer, Inc.	257,000	2,692,604
AUO Corp.	2,400,000	1,160,813
Catcher Technology Co. Ltd.	215,000	1,205,199
Cathay Financial Holding Co. Ltd.	3,499,869	4,745,840
Chailease Holding Co. Ltd.	560,746	3,039,452
Chang Hwa Commercial Bank	1,925,454	1,019,278
Cheng Shin Rubber Industry Co. Ltd.	694,899	948,878
China Airlines Ltd.	1,067,490	639,421
China Development Financial Ho (a)	5,843,405	2,041,040
China Steel Corp.	4,376,426	3,262,535
Chunghwa Telecom Co. Ltd.	1,408,000	5,031,894
Compal Electronics, Inc.	1,519,000	1,320,262
CTBC Financial Holding Co. Ltd.	6,571,579	4,945,266
Delta Electronics, Inc.	723,621	6,516,171
E Ink Holdings, Inc.	311,000	1,616,926
E.SUN Financial Holdings Co. Ltd.	5,245,130	3,861,842
ECLAT Textile Co. Ltd.	65,941	1,048,725
eMemory Technology, Inc.	24,000	1,502,477
EVA Airways Corp.	949,000	804,146
Evergreen Marine Corp. (Taiwan)	372,248	1,237,805
Far Eastern New Century Corp.	1,109,664	1,010,250
Far EasTone Telecommunications Co. Ltd.	590,000	1,380,967
Feng Tay Enterprise Co. Ltd.	177,244	977,956
First Financial Holding Co. Ltd.	4,059,596	3,245,770
Formosa Chemicals & Fibre Corp.	1,328,590	2,497,784
Formosa Petrochemical Corp.	427,000	1,042,373
Formosa Plastics Corp.	1,428,480	3,394,556
Fubon Financial Holding Co. Ltd.	2,894,900	5,379,195
Giant Manufacturing Co. Ltd.	117,698	594,690
Gigabyte Technology Co. Ltd.	185,000	1,255,911
Global Unichip Corp.	32,000	1,429,076
GlobalWafers Co. Ltd.	81,000	1,189,776
Hon Hai Precision Industry Co. Ltd. (Foxconn)	4,615,990	13,766,800
Hotai Motor Co. Ltd.	112,220	2,092,316
Hua Nan Financial Holdings Co. Ltd.	3,217,423	2,016,169
Innolux Corp.	3,168,636	1,193,552
Inventec Corp.	981,280	1,228,366
Largan Precision Co. Ltd.	37,000	2,367,908
Lite-On Technology Corp.	734,910	2,286,389
MediaTek, Inc.	560,970	14,629,683
Mega Financial Holding Co. Ltd.	4,192,112	4,753,270
Micro-Star International Co. Ltd.	259,000	1,324,886
momo.com, Inc.	30,580	503,767
Nan Ya Plastics Corp.	1,782,780	3,408,406
Nan Ya Printed Circuit Board Corp.	85,000	623,428
Nanya Technology Corp.	447,000	895,446
Nien Made Enterprise Co. Ltd.	63,000	556,953
Novatek Microelectronics Corp.	215,000	3,025,529
Pegatron Corp.	723,000	1,685,910
PharmaEssentia Corp. (a)	87,000	865,116
Pou Chen Corp.	780,000	694,728
Powerchip Semiconductor Manufacturing Corp.	1,144,044	940,389
President Chain Store Corp.	209,000	1,661,179
Quanta Computer, Inc.	1,001,000	5,905,659
Realtek Semiconductor Corp.	182,090	2,267,617
Ruentex Development Co. Ltd.	566,851	568,044
Shin Kong Financial Holding Co. Ltd. (a)	4,876,475	1,309,047
Sinopac Financial Holdings Co.	3,859,390	2,126,876
Synnex Technology International Corp.	473,500	1,004,138
Taishin Financial Holdings Co. Ltd.	4,147,688	2,210,535
Taiwan Business Bank	2,211,840	871,379
Taiwan Cement Corp.	2,417,612	2,407,094
Taiwan Cooperative Financial Holding Co. Ltd.	3,841,229	2,980,674
Taiwan High Speed Rail Corp.	686,000	622,368
Taiwan Mobile Co. Ltd.	625,600	1,847,392
Taiwan Semiconductor Manufacturing Co. Ltd.	9,091,000	148,364,524
The Shanghai Commercial & Savings Bank Ltd.	1,455,059	1,926,456
Uni-President Enterprises Corp.	1,806,080	3,786,144
Unimicron Technology Corp.	512,000	2,281,718
United Microelectronics Corp.	4,165,000	5,985,132
Vanguard International Semiconductor Corp.	341,000	739,987
Voltronic Power Technology Corp.	24,000	961,753
Walsin Lihwa Corp.	1,028,312	1,093,572
Wan Hai Lines Ltd.	263,360	376,121
Winbond Electronics Corp.	1,109,000	858,727
Winbond Electronics Corp. rights 11/3/23 (a)	44,582	4,052
Wistron Corp.	970,000	2,702,763
Wiwynn Corp.	32,000	1,515,093
WPG Holding Co. Ltd.	572,320	1,265,470
Yageo Corp.	122,352	1,993,235
Yang Ming Marine Transport Corp.	643,000	837,427
Yuanta Financial Holding Co. Ltd.	3,837,075	2,880,640
Zhen Ding Technology Holding Ltd.	236,302	713,894
TOTAL TAIWAN		345,661,812
Thailand - 0.5%
Advanced Info Service PCL (For. Reg.)	228,500	1,391,798
Advanced Information Service PCL NVDR	206,500	1,257,795
Airports of Thailand PCL:
(For. Reg.) (a)	907,200	1,675,002
NVDR (a)	747,300	1,379,772
Asset World Corp. PCL:
(For. Reg.)	2,164,600	207,134
NVDR	267,100	25,559
B. Grimm Power PCL:
(For. Reg.)	222,000	135,808
NVDR	18,400	11,256
Bangkok Dusit Medical Services PCL:
(For. Reg.)	2,030,000	1,488,163
NVDR	2,039,800	1,495,347
Bangkok Expressway and Metro PCL:
(For. Reg.)	1,674,400	365,795
NVDR	1,011,600	220,998
Banpu PCL NVDR	2,796,400	587,840
Berli Jucker PCL:
(For. Reg.)	279,800	218,903
NVDR	94,500	73,933
BTS Group Holdings PCL:
(For. Reg.)	1,613,500	335,582
NVDR	1,314,100	270,964
Bumrungrad Hospital PCL:
(For. Reg.)	104,400	750,376
NVDR	114,900	825,845
Central Pattana PCL:
(For. Reg.)	540,000	934,209
NVDR	282,600	488,903
Central Retail Corp. PCL:
(For. Reg.)	262,466	266,946
NVDR	414,100	421,169
Charoen Pokphand Foods PCL:
(For. Reg.)	706,700	365,581
NVDR	648,200	335,319
CP ALL PCL:
(For. Reg.)	1,177,300	1,799,345
NVDR	957,900	1,464,022
CP Axtra PCL NVDR	767,900	600,416
Delta Electronics PCL NVDR	1,157,500	2,530,391
Electricity Generating PCL:
(For. Reg.)	38,400	129,630
NVDR	55,800	188,368
Energy Absolute PCL:
(For. Reg.)	273,800	318,264
NVDR	344,500	400,446
Global Power Synergy Public Co. Ltd.:
(For. Reg.)	139,900	151,032
NVDR	113,100	122,100
Gulf Energy Development PCL:
(For. Reg.)	350,400	419,386
NVDR	722,600	864,864
Home Product Center PCL:
(For. Reg.)	1,156,167	380,669
NVDR	1,042,400	343,211
Indorama Ventures PCL NVDR	597,000	391,176
Intouch Holdings PCL:
(For. Reg.)	169,100	332,170
NVDR	196,000	385,010
Kasikornbank PCL NVDR	217,200	789,959
Krung Thai Bank PCL:
(For. Reg.)	788,655	410,078
NVDR	429,500	223,328
Krungthai Card PCL:
(For. Reg.)	150,000	181,590
NVDR	224,400	271,659
Land & House PCL:
(For. Reg.)	2,087,000	435,981
NVDR	1,095,500	228,853
Minor International PCL:
(For. Reg.)	1,019,598	790,157
NVDR	184,200	142,749
Muangthai Leasing PCL:
(For. Reg.)	145,909	147,361
NVDR	118,600	119,780
Osotspa PCL:
(For. Reg.)	123,400	80,248
NVDR	368,200	239,444
PTT Exploration and Production PCL:
(For. Reg.)	372,744	1,692,839
NVDR	136,000	617,652
PTT Global Chemical PCL:
(For. Reg.)	534,039	510,066
NVDR	296,600	283,286
PTT Oil & Retail Business PCL NVDR	1,048,200	530,822
PTT PCL:
(For. Reg.)	2,596,900	2,390,375
NVDR	1,056,300	972,295
Ratch Group PCL:
(For. Reg.)	98,200	87,616
NVDR unit	281,700	251,339
SCB X PCL:
(For. Reg.)	94,050	256,435
NVDR	222,500	606,663
SCG Packaging PCL NVDR	456,000	454,377
Siam Cement PCL:
(For. Reg.)	166,100	1,323,197
NVDR	117,800	938,426
Thai Oil PCL:
(For. Reg.)	321,912	419,148
NVDR	127,810	166,416
TMBThanachart Bank PCL NVDR	8,385,400	387,380
True Corp. PCL	2,632,130	441,445
True Corp. PCL NVDR	257,971	43,265
TOTAL THAILAND		42,784,726
Turkey - 0.2%
Akbank TAS	1,136,991	1,182,791
Aselsan A/S	491,264	717,140
Bim Birlesik Magazalar A/S JSC	165,029	1,585,066
Eregli Demir ve Celik Fabrikalari T.A.S. (a)	516,164	690,060
Ford Otomotiv Sanayi A/S	25,189	699,387
Haci Omer Sabanci Holding A/S	373,148	704,942
Hektas Ticaret A/S (a)	413,442	320,017
Koc Holding A/S	277,334	1,339,700
Koza Altin Isletmeleri A/S	351,308	272,420
Pegasus Hava Tasimaciligi A/S (a)	16,395	408,149
Sasa Polyester Sanayi A/S	383,918	579,688
Tofas Turk Otomobil Fabrikasi A/S	45,418	386,031
Turk Hava Yollari AO (a)	201,452	1,545,787
Turkcell Iletisim Hizmet A/S	437,573	741,669
Turkiye Is Bankasi A/S Series C	1,283,143	950,602
Turkiye Petrol Rafinerileri A/S	351,469	1,761,115
Turkiye Sise ve Cam Fabrikalari A/S	504,329	843,064
Yapi ve Kredi Bankasi A/S	1,222,059	743,957
TOTAL TURKEY		15,471,585
United Arab Emirates - 0.4%
Abu Dhabi Commercial Bank PJSC	1,073,414	2,346,723
Abu Dhabi Islamic Bank (a)	532,055	1,492,014
Abu Dhabi National Oil Co. for Distribution PJSC	1,161,689	1,062,694
Aldar Properties PJSC	1,412,581	1,999,842
Americana Restaurants International PLC	927,903	934,724
Dubai Islamic Bank Pakistan Ltd.	1,065,413	1,566,357
Emaar Properties PJSC	2,473,536	4,505,297
Emirates NBD Bank PJSC	716,042	3,304,359
Emirates Telecommunications Corp.	1,294,625	6,506,610
First Abu Dhabi Bank PJSC	1,646,385	5,683,681
Multiply Group (a)	1,431,968	1,325,535
NMC Health PLC (a)(d)	30,958	6
TOTAL UNITED ARAB EMIRATES		30,727,842
United Kingdom - 7.2%
3i Group PLC	359,706	8,481,001
Abrdn PLC	710,577	1,352,940
Admiral Group PLC	77,432	2,299,223
AngloGold Ashanti PLC	153,056	2,829,124
Ashtead Group PLC	161,915	9,257,453
Associated British Foods PLC	127,090	3,129,593
AstraZeneca PLC (United Kingdom)	572,002	71,616,797
Auto Trader Group PLC (c)	342,828	2,593,238
Aviva PLC	1,014,567	4,914,127
BAE Systems PLC	1,126,738	15,150,550
Barclays PLC	5,753,533	9,234,695
Barratt Developments PLC	355,742	1,789,648
Berkeley Group Holdings PLC	38,866	1,906,593
BP PLC	6,394,299	39,043,715
British American Tobacco PLC (United Kingdom)	783,870	23,416,115
BT Group PLC	2,410,692	3,303,660
Bunzl PLC	125,377	4,468,059
Burberry Group PLC	140,598	2,891,456
Centrica PLC	2,060,990	3,940,413
CK Hutchison Holdings Ltd.	999,893	5,061,745
CNH Industrial NV	379,415	4,201,269
Coca-Cola European Partners PLC	76,271	4,462,616
Compass Group PLC	638,826	16,105,689
Croda International PLC	50,926	2,709,895
DCC PLC (United Kingdom)	36,101	2,003,075
Diageo PLC	827,456	31,291,097
Entain PLC	237,333	2,683,891
Halma PLC	141,738	3,178,482
Hargreaves Lansdown PLC	127,764	1,097,284
HSBC Holdings PLC (United Kingdom)	7,287,364	52,617,869
Imperial Brands PLC	320,047	6,818,342
Informa PLC	521,330	4,509,057
InterContinental Hotel Group PLC	61,570	4,363,008
Intertek Group PLC	59,005	2,741,765
J Sainsbury PLC	604,942	1,891,867
JD Sports Fashion PLC	980,670	1,519,743
Johnson Matthey PLC	70,020	1,271,481
Kingfisher PLC	696,801	1,779,294
Land Securities Group PLC	255,519	1,767,147
Legal & General Group PLC	2,218,949	5,701,504
Lloyds Banking Group PLC	23,771,232	11,569,458
London Stock Exchange Group PLC	156,409	15,780,901
M&G PLC	854,177	2,057,731
Melrose Industries PLC	503,977	2,860,650
National Grid PLC	1,357,147	16,181,233
NatWest Group PLC	2,154,016	4,686,745
Next PLC	45,039	3,768,484
Ocado Group PLC (a)	209,891	1,187,036
Pearson PLC	235,350	2,724,350
Pepco Group NV (a)	63,590	257,407
Persimmon PLC	115,527	1,426,640
Phoenix Group Holdings PLC	269,566	1,486,848
Reckitt Benckiser Group PLC	263,986	17,662,501
RELX PLC (London Stock Exchange)	698,535	24,398,232
Rentokil Initial PLC	934,157	4,757,186
Rolls-Royce Holdings PLC (a)	3,112,632	8,193,153
Sage Group PLC	379,665	4,478,968
Schroders PLC	299,338	1,343,626
Segro PLC	426,314	3,693,468
Severn Trent PLC	92,170	2,975,464
Smith & Nephew PLC	323,737	3,622,984
Smiths Group PLC	128,329	2,516,697
Spirax-Sarco Engineering PLC	27,487	2,736,871
SSE PLC	403,787	8,014,485
St. James's Place PLC	204,211	1,587,540
Standard Chartered PLC (United Kingdom)	876,697	6,713,163
Taylor Wimpey PLC	1,276,835	1,719,537
Tesco PLC	2,662,256	8,736,359
Unilever PLC	926,350	43,872,570
United Utilities Group PLC	248,776	3,217,561
Vodafone Group PLC	8,329,012	7,667,185
Vodafone Group PLC sponsored ADR	20,171	186,380
Whitbread PLC	72,586	2,936,116
Wise PLC (a)	224,009	1,812,241
WPP PLC	401,340	3,456,031
TOTAL UNITED KINGDOM		599,680,321
United States of America - 4.6%
Brookfield Renewable Corp.	48,537	1,104,267
BRP, Inc.	13,044	881,640
CRH PLC	268,075	14,405,022
CSL Ltd.	178,108	26,322,960
CyberArk Software Ltd. (a)	15,634	2,558,348
Experian PLC	339,990	10,293,829
Ferrovial SE	187,066	5,629,258
Ferrovial SE rights (a)(b)(e)	187,066	84,637
GSK PLC	1,511,749	26,949,608
Haleon PLC	2,046,947	8,204,349
Holcim AG	192,399	11,861,415
James Hardie Industries PLC CDI (a)	162,933	4,065,085
JBS SA	282,700	1,123,118
Legend Biotech Corp. ADR (a)	21,620	1,428,433
Monday.com Ltd. (a)	7,875	1,023,671
Nestle SA (Reg. S)	984,386	106,154,986
Parade Technologies Ltd.	28,000	917,326
QIAGEN NV (Germany) (a)	83,318	3,096,136
Roche Holding AG:
(Bearer)	11,357	3,086,297
(participation certificate)	259,648	66,913,793
Sanofi SA	419,348	38,079,407
Schneider Electric SA	200,933	30,915,003
Swiss Re Ltd.	111,271	12,124,643
Tenaris SA	172,674	2,711,362
TOTAL UNITED STATES OF AMERICA		379,934,593
Zambia - 0.0%
First Quantum Minerals Ltd.	217,930	2,525,426
TOTAL COMMON STOCKS (Cost $8,246,444,329)		8,096,164,335

Nonconvertible Preferred Stocks - 0.9%
	Shares	Value ($)
Brazil - 0.4%
Banco Bradesco SA (PN)	1,992,644	5,529,249
Centrais Eletricas Brasileiras SA (Electrobras) (PN-B)	91,407	697,099
Companhia Energetica de Minas Gerais (CEMIG) (PN)	503,805	1,173,138
Gerdau SA	424,240	1,831,845
Itau Unibanco Holding SA	1,795,421	9,550,888
Itausa-Investimentos Itau SA (PN)	1,944,040	3,331,483
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.)	1,756,300	12,101,723
TOTAL BRAZIL		34,215,425
Chile - 0.0%
Sociedad Quimica y Minera de Chile SA (PN-B)	52,077	2,519,479
Colombia - 0.0%
Bancolombia SA (PN)	155,262	995,850
France - 0.0%
Air Liquide SA (a)	8,637	1,479,969
Germany - 0.3%
Bayerische Motoren Werke AG (BMW) (non-vtg.)	21,404	1,815,203
Dr. Ing. h.c. F. Porsche AG Series F (c)	42,117	3,678,312
Henkel AG & Co. KGaA	63,009	4,538,882
Porsche Automobil Holding SE (Germany)	56,007	2,506,767
Sartorius AG (non-vtg.)	9,756	2,438,251
Volkswagen AG	76,237	8,084,989
TOTAL GERMANY		23,062,404
Korea (South) - 0.2%
Hyundai Motor Co. Ltd.	8,203	604,868
Hyundai Motor Co. Ltd. Series 2	12,390	919,115
LG Chemical Ltd.	3,195	666,306
LG H & H Co. Ltd.	694	72,824
Samsung Electronics Co. Ltd.	307,552	12,260,728
TOTAL KOREA (SOUTH)		14,523,841
Russia - 0.0%
Surgutneftegas OJSC (d)	2,913,333	50,699
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $86,723,155)		76,847,667

Nonconvertible Bonds - 0.0%
		Principal Amount (f)	Value ($)
India - 0.0%
NTPC Ltd. 8.49% 3/25/25 (Cost $13,959)	INR	69,696	8,828

Government Obligations - 0.1%
	Principal Amount (f)	Value ($)
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 5.42% 2/22/24 (g) (Cost $9,833,749)	10,000,000	9,833,168

Money Market Funds - 1.5%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (h)	93,287,764	93,306,422
Fidelity Securities Lending Cash Central Fund 5.40% (h)(i)	30,945,994	30,949,089
TOTAL MONEY MARKET FUNDS (Cost $124,255,511)		124,255,511

TOTAL INVESTMENT IN SECURITIES - 99.7% (Cost $8,467,270,703)	8,307,109,509
NET OTHER ASSETS (LIABILITIES) - 0.3%	21,584,749
NET ASSETS - 100.0%	8,328,694,258

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE MSCI EAFE Index Contracts (United States)	987	Dec 2023	97,421,835	(874,455)	(874,455)
ICE MSCI Emerging Markets Index Contracts (United States)	944	Dec 2023	43,386,240	(639,628)	(639,628)
TME S&P/TSX 60 Index Contracts (Canada)	68	Dec 2023	11,131,062	(204,192)	(204,192)

TOTAL FUTURES CONTRACTS					(1,718,275)
The notional amount of futures purchased as a percentage of Net Assets is 1.8%

Currency Abbreviations
INR	-	Indian rupee

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $189,159,484 or 2.3% of net assets.

(d)	Level 3 security
(e)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(f)	Amount is stated in United States dollars unless otherwise noted.
(g)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $5,044,415.
(h)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(i)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	122,732,231	1,623,463,746	1,652,889,554	5,242,639	634	(635)	93,306,422	0.2%
Fidelity Securities Lending Cash Central Fund 5.40%	17,459,839	268,749,217	255,259,967	620,220	-	-	30,949,089	0.1%
Total	140,192,070	1,892,212,963	1,908,149,521	5,862,859	634	(635)	124,255,511

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	446,589,178	90,930,527	355,118,055	540,596
Consumer Discretionary	962,927,020	279,680,985	683,214,304	31,731
Consumer Staples	695,635,338	163,487,296	532,138,314	9,728
Energy	500,510,524	190,881,054	307,371,917	2,257,553
Financials	1,730,445,211	708,417,426	1,021,809,018	218,767
Health Care	780,964,655	116,050,852	664,913,797	6
Industrials	1,048,912,692	350,435,965	698,476,727	-
Information Technology	941,539,254	93,414,144	848,125,109	1
Materials	636,992,976	255,592,675	380,915,751	484,550
Real Estate	165,424,874	40,118,718	125,306,156	-
Utilities	263,070,280	102,016,033	160,985,837	68,410

Corporate Bonds	8,828	-	8,828	-

Government Obligations	9,833,168	-	9,833,168	-

Money Market Funds	124,255,511	124,255,511	-	-
Total Investments in Securities:	8,307,109,509	2,515,281,186	5,788,216,981	3,611,342
Derivative Instruments: Liabilities
Futures Contracts	(1,718,275)	(1,718,275)	-	-
Total Liabilities	(1,718,275)	(1,718,275)	-	-
Total Derivative Instruments:	(1,718,275)	(1,718,275)	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	0	(1,718,275)
Total Equity Risk	0	(1,718,275)
Total Value of Derivatives	0	(1,718,275)

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Fidelity® Global ex U.S. Index Fund
Financial Statements
Statement of Assets and Liabilities
		October 31, 2023

Assets
Investment in securities, at value (including securities loaned of $29,386,738) - See accompanying schedule:
Unaffiliated issuers (cost $8,343,015,192)	$8,182,853,998
Fidelity Central Funds (cost $124,255,511)	124,255,511

Total Investment in Securities (cost $8,467,270,703)		$8,307,109,509
Segregated cash with brokers for derivative instruments		90
Cash		590,849
Foreign currency held at value (cost $16,357,104)		16,200,501
Receivable for investments sold		24,087
Receivable for fund shares sold		17,759,047
Dividends receivable		17,079,106
Reclaims receivable		20,698,954
Interest receivable		33
Distributions receivable from Fidelity Central Funds		277,780
Receivable for daily variation margin on futures contracts		21,037
Other receivables		28,399
Total assets		8,379,789,392
Liabilities
Payable for investments purchased
Regular delivery	$4,432
Delayed delivery	147,195
Payable for fund shares redeemed	8,223,792
Accrued management fee	385,934
Deferred taxes	11,379,761
Other payables and accrued expenses	6,334
Collateral on securities loaned	30,947,686
Total Liabilities		51,095,134
Net Assets		$8,328,694,258
Net Assets consist of:
Paid in capital		$9,002,990,874
Total accumulated earnings (loss)		(674,296,616)
Net Assets		$8,328,694,258
Net Asset Value, offering price and redemption price per share ($8,328,694,258 ÷ 653,679,282 shares)		$12.74

Statement of Operations
		Year ended October 31, 2023
Investment Income
Dividends		$293,521,900
Foreign Tax Reclaims		15,616,960
Interest		423,707
Income from Fidelity Central Funds (including $620,220 from security lending)		5,862,859
Income before foreign taxes withheld		$315,425,426
Less foreign taxes withheld		(35,454,453)
Total Income		279,970,973
Expenses
Management fee	$4,809,860
Independent trustees' fees and expenses	30,129
Total expenses before reductions	4,839,989
Expense reductions	(127,082)
Total expenses after reductions		4,712,907
Net Investment income (loss)		275,258,066
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $502,625)	(239,053,469)
Fidelity Central Funds	634
Foreign currency transactions	1,230,768
Futures contracts	15,823,798
Total net realized gain (loss)		(221,998,269)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers(net of increase in deferred foreign taxes of $995,068)	914,482,101
Fidelity Central Funds	(635)
Assets and liabilities in foreign currencies	1,371,043
Futures contracts	(590,675)
Total change in net unrealized appreciation (depreciation)		915,261,834
Net gain (loss)		693,263,565
Net increase (decrease) in net assets resulting from operations		$968,521,631
Statement of Changes in Net Assets

	Year ended October 31, 2023	Year ended October 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$275,258,066	$261,202,687
Net realized gain (loss)	(221,998,269)	(42,009,740)
Change in net unrealized appreciation (depreciation)	915,261,834	(2,580,454,832)
Net increase (decrease) in net assets resulting from operations	968,521,631	(2,361,261,885)
Distributions to shareholders	(208,386,222)	(232,318,373)

Share transactions
Proceeds from sales of shares	3,103,954,657	3,351,217,856
Reinvestment of distributions	198,751,243	222,581,907
Cost of shares redeemed	(3,207,929,609)	(2,638,924,650)

Net increase (decrease) in net assets resulting from share transactions	94,776,291	934,875,113
Total increase (decrease) in net assets	854,911,700	(1,658,705,145)

Net Assets
Beginning of period	7,473,782,558	9,132,487,703
End of period	$8,328,694,258	$7,473,782,558

Other Information
Shares
Sold	233,829,985	247,319,236
Issued in reinvestment of distributions	15,938,351	15,064,264
Redeemed	(240,542,102)	(196,149,020)
Net increase (decrease)	9,226,234	66,234,480

Financial Highlights
Fidelity® Global ex U.S. Index Fund

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$11.60	$15.79	$12.43	$13.09	$12.07
Income from Investment Operations
Net investment income (loss) A,B	.42	.42	.38	.29	.41
Net realized and unrealized gain (loss)	1.05	(4.21)	3.23	(.57)	.91
Total from investment operations	1.47	(3.79)	3.61	(.28)	1.32
Distributions from net investment income	(.33)	(.40)	(.25)	(.38)	(.30)
Total distributions	(.33)	(.40)	(.25)	(.38)	(.30)
Net asset value, end of period	$12.74	$11.60	$15.79	$12.43	$13.09
Total Return C	12.74%	(24.56)%	29.25%	(2.25)%	11.28%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.06%	.06%	.05% F	.06%	.06%
Expenses net of fee waivers, if any	.06%	.06%	.05% F	.06%	.06%
Expenses net of all reductions	.05%	.06%	.05% F	.06%	.06%
Net investment income (loss)	3.13%	3.06%	2.46%	2.37%	3.32%
Supplemental Data
Net assets, end of period (000 omitted)	$8,328,694	$7,473,783	$9,132,488	$5,621,566	$5,343,395
Portfolio turnover rate G	8%	5% H	5% H	5%	5% H

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FThe size and fluctuation of net assets and expense amounts may cause ratios to differ from contractual rates.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

HPortfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended October 31, 2023

1. Organization.
Fidelity Emerging Markets Index Fund and Fidelity Global ex U.S. Index Fund (the Funds) are funds of Fidelity Salem Street Trust (the Trust). Each Fund is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Investments in emerging markets, if applicable, can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Each Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of each Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated each Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, each Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages each Fund's fair valuation practices and maintains the fair valuation policies and procedures. Each Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds and U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2023 is included at the end of each Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and for certain Funds include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld or foreign tax reclaims, as applicable. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable or reclaims receivable, as applicable. Fidelity Global ex U.S. Index Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in foreign tax reclaims. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2023, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Deferred taxes on each applicable Fund's Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Fidelity Emerging Markets Index Fund	$7,208,929,692	$908,090,393	$(1,720,649,135)	$(812,558,742)
Fidelity Global ex U.S. Index Fund	8,549,062,434	1,236,059,034	(1,478,216,151)	(242,157,117)

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Emerging Markets Index Fund	$159,169,902	$(663,401,306)	$(813,134,928)
Fidelity Global ex U.S. Index Fund	239,709,683	(659,386,659)	(243,239,882)

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	Short-term	Long-term	Total capital loss carryforward

Fidelity Emerging Markets Index Fund	$(155,918,326)	$(507,482,980)	$(663,401,306)
Fidelity Global ex U.S. Index Fund	(93,999,433)	(565,387,226)	(659,386,659)

The tax character of distributions paid was as follows:

October 31, 2023
	Ordinary Income	Total
Fidelity Emerging Markets Index Fund	$144,831,374	$144,831,374
Fidelity Global ex U.S. Index Fund	208,386,222	208,386,222

October 31, 2022
	Ordinary Income	Total
Fidelity Emerging Markets Index Fund	$141,768,973	$141,768,973
Fidelity Global ex U.S. Index Fund	232,318,373	232,318,373

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. Each Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Emerging Markets Index Fund	1,093,942,507	456,909,551
Fidelity Global ex U.S. Index Fund	873,392,607	686,741,493

Prior Fiscal Year Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity Global ex U.S. Index Fund	62,225,242	197,626,769	805,816,881

6. Fees and Other Transactions with Affiliates.
Management Fee and Expense Contract. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is based on an annual rate of .075% and .055% of average net assets for Fidelity Emerging Markets Index Fund and Fidelity Global ex U.S. Index Fund, respectively. The management fee is reduced by an amount equal to the fees and expenses paid by each Fund to the independent Trustees. Under the management contract, the investment adviser pays all other operating expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense.

Under the expense contract, the investment adviser pays all other operating expenses, except the compensation of the independent Trustees, as necessary so that the total expenses do not exceed .075%, and .055% of average net assets for Fidelity Emerging Markets Index Fund and Fidelity Global Ex-U.S. Index Fund, respectively. These expense contracts will remain in place through December 31, 2024.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Funds. Geode provides discretionary investment advisory services to the Funds and is paid by the investment adviser for providing these services.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), each Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing each Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding is presented in the table below. Interest expense on borrowings is paid by the investment adviser under the Expense Contract.

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Emerging Markets Index Fund	Borrower	$ 34,493,000	5.07%	$9,706
Fidelity Global ex U.S. Index Fund	Borrower	$ 29,257,333	5.12%	$24,975

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

Other. During the period, the investment adviser reimbursed the Funds for certain losses as follows:

Amount ($)
Fidelity Global ex U.S. Index Fund	48,786
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Emerging Markets Index Fund	$94,871	$1	$-
Fidelity Global ex U.S. Index Fund	$65,211	$-	$-
9. Expense Reductions.
Through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

Custodian credits
Fidelity Emerging Markets Index Fund	$64,889
Fidelity Global ex U.S. Index Fund	127,082
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

Fidelity Multi-Asset Index Fund
Fidelity Emerging Markets Index Fund	11%

11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and the Shareholders of Fidelity Emerging Markets Index Fund and Fidelity Global ex U.S. Index Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of Fidelity Emerging Markets Index Fund and Fidelity Global ex U.S. Index Fund (the "Funds"), each a fund of Fidelity Salem Street Trust, including the schedules of investments, as of October 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2023, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 13, 2023
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for Laura M. Bishop, Jonathan Chiel, Robert W. Helm, Christine J. Thompson, and Carol J. Zierhoffer, each of the Trustees oversees 313 funds. Mr. Chiel oversees 191 funds. Ms. Bishop, Mr. Helm, Ms. Thompson, and Ms. Zierhoffer each oversees 229 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.
Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is General Counsel (2012-present) and Head of Legal, Risk and Compliance (2022-present). Mr Chiel serves as Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present) and Director and President for OH Company LLC (holding company, 2018-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
Christine J. Thompson (1958)
Year of Election or Appointment: 2023
Trustee
Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity® funds.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).
Laura M. Bishop (1961)
Year of Election or Appointment: 2023
Trustee
Ms. Bishop also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity® funds (2022-2023).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Robert W. Helm (1957)
Year of Election or Appointment: 2023
Trustee
Mr. Helm also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity® funds (2021-2023).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Trustee
Ms. Zierhoffer also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity® funds (2023).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter is a Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments. Mr. Carter serves as Chief Legal Officer of Fidelity Investments Institutional Operations Company LLC - Shareholder Division (transfer agent, 2020-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Robin Foley (1964)
Year of Election or Appointment: 2023
Vice President
Ms. Foley also serves as Vice President of other funds. Ms. Foley serves as Head of Fidelity's Fixed Income division (2023-present) and is an employee of Fidelity Investments. Previously, Ms. Foley served as Chief Investment Officer of Bonds (2017-2023).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia is a Senior Vice President of Asset Management Compliance (2019-present) and is an employee of Fidelity Investments. Mr. Gouveia serves as Compliance Officer of Fidelity Management Trust Company (2023-present). Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2023 to October 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period- C May 1, 2023 to October 31, 2023

Fidelity® Emerging Markets Index Fund	.08%
Actual		$ 1,000	$ 947.70	$ .39
Hypothetical-B		$ 1,000	$ 1,024.80	$ .41

Fidelity® Global ex U.S. Index Fund	.06%
Actual		$ 1,000	$ 931.30	$ .29
Hypothetical-B		$ 1,000	$ 1,024.90	$ .31

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Fidelity Emerging Markets Index Fund
December 2022	52.74%
Fidelity Global ex U.S. Index Fund
December 2022	95.40%

The funds hereby designate the amounts noted below as distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends:

Fidelity Emerging Markets Index Fund	$1,820,404
Fidelity Global ex U.S. Index Fund	$2,472,486

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Emerging Markets Index Fund	12/19/2022	$0.2701	$0.0371
Fidelity Global ex U.S. Index Fund	12/19/2022	$0.3714	$0.0404

The funds will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Emerging Markets Index Fund
Fidelity Global ex U.S. Index Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of each fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreement (Sub-Advisory Agreement) for each fund with Geode Capital Management, LLC (Geode) (together, the Advisory Contracts). FMR and Geode are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board's Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of each fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its September 2023 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to each fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of each fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by Fidelity and Geode from their respective relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and are realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that each fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered the Investment Advisers' staffing as it relates to the funds, including the backgrounds and experience of investment personnel of Fidelity and Geode, and also considered the Investment Advisers' implementation of each fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and with senior management of Geode. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of each fund.
The Trustees also discussed with representatives of Fidelity, at meetings throughout the year, Fidelity's role in, among other things, overseeing compliance with federal securities laws and other applicable requirements by Geode with respect to the funds and monitoring and overseeing the performance and investment capabilities of Geode. The Trustees considered that the Board had received from Fidelity periodic reports about its oversight and due diligence processes, as well as periodic reports regarding the performance of Geode.
The Board also considered the nature, extent and quality of services provided by Geode. The Trustees noted that under the Sub-Advisory Agreement, subject to oversight by Fidelity, Geode is responsible for, among other things, identifying investments and arranging for execution of portfolio transactions to implement each fund's investment strategy. In addition, the Trustees noted that Geode is responsible for providing such reporting as may be requested by Fidelity to fulfill its oversight responsibilities discussed above.
Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staffs, including their size, education, experience, and resources, as well as Fidelity's and Geode's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization and that Fidelity's and Geode's analysts have extensive resources, tools and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's and Geode's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and by FMR's affiliates under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers. The Board also considered each fund's securities lending activities and any payments made to Fidelity relating to securities lending.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for each fund for different time periods, measured against the securities market index each fund seeks to track (benchmark index). The Board also periodically considers each fund's tracking error versus its benchmark index. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds over different time periods and discussed with the Investment Advisers the reasons for such underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that an index fund's performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) of the fund compared to the fund's benchmark index, over appropriate time periods taking into account relevant factors including the following: general market conditions; the characteristics of a fund's benchmark index; the extent to which statistical sampling is employed; any securities lending revenues; and fund cash flows and other factors.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of each fund's management fee and total expense ratio, the Board considered the fund's unitary (subject to certain limited exceptions) fee rate as well as fund expenses paid by FMR under the fund's management contract, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for each fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of each fund relative to funds and classes in the mapped group that have a similar sales load structure to the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of each fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that each fund's management fee rate ranked below the competitive median of the mapped group for 2022 and below the competitive median of the asset size peer group for 2022. Further, the information provided to the Board indicated that the total expense ratio of each fund ranked below the competitive median of the similar sales load structure group for 2022 and below the competitive median of the total expense asset size peer group for 2022.
Other Contractual Arrangements. The Board considered that current contractual arrangements for the funds oblige FMR to pay all expenses of each fund to the extent necessary to limit total operating expenses, with certain exceptions, to 0.075% for Fidelity Emerging Markets Index Fund and 0.055% for Fidelity Global ex U.S. Index Fund. These contractual arrangements may not be amended to increase the fees or expenses payable except by a vote of a majority of the Board.
Fees Charged to Other Clients. The Board also considered fee structures and other information with respect to clients of Fidelity and Geode, such as other funds advised or subadvised by Fidelity or Geode, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that each fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's and Geode's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's and Geode's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.
The Board also considered information regarding the profitability of Geode's relationship with each fund.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to each fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and Fidelity's views regarding portfolio manager investment in the Fidelity funds that they manage; (iii) hiring, training, and retaining personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends and market conditions; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons; (x) information concerning expense limitations applicable to certain funds; and (xi) matters related to money market funds, exchange-traded funds, and target date funds.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that each fund's Advisory Contracts should be renewed through September 30, 2024.

Proxy Voting Results
A special meeting of shareholders was held on October 18, 2023. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Abigail P. Johnson
Affirmative	378,729,502,260.010	97.580
Withheld	9,407,876,478.960	2.420
TOTAL	388,137,378,738.970	100.000
Jennifer Toolin McAuliffe
Affirmative	378,454,868,010.950	97.510
Withheld	9,682,510,728.020	2.490
TOTAL	388,137,378,738.970	100.000
Christine J. Thompson
Affirmative	378,837,121,274.520	97.600
Withheld	9,300,257,464.450	2.400
TOTAL	388,137,378,738.970	100.000
Elizabeth S. Acton
Affirmative	378,262,110,794.850	97.460
Withheld	9,875,267,944.120	2.540
TOTAL	388,137,378,738.970	100.000
Laura M. Bishop
Affirmative	380,482,113,171.060	98.030
Withheld	7,655,265,567.910	1.970
TOTAL	388,137,378,738.970	100.000
Ann E. Dunwoody
Affirmative	380,016,034,008.120	97.910
Withheld	8,121,344,730.850	2.090
TOTAL	388,137,378,738.970	100.000
John Engler
Affirmative	379,432,488,394.200	97.760
Withheld	8,704,890,344.770	2.240
TOTAL	388,137,378,738.970	100.000
Robert F. Gartland
Affirmative	378,741,819,600.600	97.580
Withheld	9,395,559,138.370	2.420
TOTAL	388,137,378,738.970	100.000
Robert W. Helm
Affirmative	380,389,324,755.070	98.000
Withheld	7,748,053,983.900	2.000
TOTAL	388,137,378,738.970	100.000
Arthur E. Johnson
Affirmative	378,427,694,151.670	97.500
Withheld	9,709,684,587.300	2.500
TOTAL	388,137,378,738.970	100.000
Michael E. Kenneally
Affirmative	377,842,228,145.180	97.350
Withheld	10,295,150,593.790	2.650
TOTAL	388,137,378,738.970	100.000
Mark A. Murray
Affirmative	380,158,432,703.370	97.940
Withheld	7,978,946,035.600	2.060
TOTAL	388,137,378,738.970	100.000
Carol J. Zierhoffer
Affirmative	380,522,113,360.240	98.040
Withheld	7,615,265,378.730	1.960
TOTAL	388,137,378,738.970	100.000

Proposal 1 reflects trust wide proposal and voting results.

1.929368.112
EMX-I-GUX-I-ANN-1223
Fidelity® U.S. Sustainability Index Fund

Annual Report
October 31, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with Fidelity and any related funds.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2023	Past 1 year	Past 5 years	Life of Fund A
Fidelity® U.S. Sustainability Index Fund	12.47%	11.75%	11.35%

A   From May 9, 2017
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® U.S. Sustainability Index Fund, on May 9, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI USA ESG Leaders Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 10.14% for the 12 months ending October 31, 2023, according to the S&P 500® index, as global economic expansion and a slowing in the pace of inflation provided a favorable backdrop for higher-risk assets through July. After returning -18.11% in 2022, the index's upturn has been driven by a narrow set of companies in the information technology and communication services sectors, largely due to excitement for generative artificial intelligence. Monetary tightening by the U.S. Federal Reserve continued amid consistent pressure on core inflation. Since March 2022, the Fed has hiked its benchmark interest rate 11 times. The latest bump came in late July, a fourth consecutive raise of 25 basis points, followed by the decision to hold rates in September at a 22-year high so the Fed can observe the pause's effect on inflation and the economy. The year-to-date equity rally sputtered in August and continued to lose steam through October amid a stalling pattern in disinflationary trends, soaring yields on longer-term government bonds and mixed earnings from some big and influential firms. The S&P 500® closed at its 2023 high on July 31 before returning -3.27% in Q3 and -2.10% in October. Still, U.S. stocks ended October up 10.69% year to date. By sector for the full 12 months, communications services (+36%) and tech (+33%) led. In contrast, two defensive, rate-sensitive sectors lagged most: utilities (-8%) and real estate (-7%).
Comments from the Geode Capital Management, LLC, passive equity index team:
For the fiscal year ending October 31, 2023, the fund gained 12.47%, versus 12.60% for the benchmark MSCI USA ESG Leaders Index. By sector, information technology gained about 49% and contributed most, driven by the software & services industry (+39%). Communication services stocks also helped, gaining 19%. The industrials sector rose approximately 4%, boosted by the capital goods industry (+6%). Other notable contributors included the materials (+11%) and energy (+12%) sectors. Conversely, consumer staples returned about -3% and detracted most. This group was hampered by the food, beverage & tobacco industry (-9%). Consumer discretionary (-2%), hampered by the automobiles & components industry (-11%), and financials (-1%), especially in the banks industry (-38%), also hurt. Other notable detractors included the health care (-1%), utilities (-6%) and real estate (-1%) sectors. Turning to individual stocks, the biggest contributor was Microsoft (+47%), from the software & services industry. Also, in software & services, Adobe (+67%) helped. Nvidia (+203%), from the semiconductors & semiconductor equipment group, also contributed. Alphabet (+32%), a stock in the media & entertainment category, boosted the fund. Lastly, Eli Lilly (+55%), from the pharmaceuticals, biotechnology & life sciences category, also lifted the fund. In contrast, the biggest individual detractor was Tesla (-12%), from the automobiles & components category. Johnson & Johnson (-12%) and Bristol-Myers Squibb (-31%), within the pharmaceuticals, biotechnology & life sciences industry, also hurt the fund's performance. In media & entertainment, Disney returned -23% and detracted. Lastly, another notable detractor was Charles Schwab (-34%), a stock in the financial services industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary October 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Microsoft Corp.	12.6
NVIDIA Corp.	5.3
Alphabet, Inc. Class A	3.9
Alphabet, Inc. Class C	3.5
Tesla, Inc.	3.0
Eli Lilly & Co.	2.3
Visa, Inc. Class A	2.0
Johnson & Johnson	1.9
Procter & Gamble Co.	1.9
MasterCard, Inc. Class A	1.7
38.1

Market Sectors (% of Fund's net assets)

Information Technology	29.1
Health Care	12.7
Financials	12.0
Communication Services	10.5
Consumer Discretionary	10.4
Industrials	9.0
Consumer Staples	6.3
Materials	2.9
Energy	2.6
Real Estate	2.4
Utilities	1.2

Asset Allocation (% of Fund's net assets)

Futures - 0.9%

Schedule of Investments October 31, 2023
Showing Percentage of Net Assets
Common Stocks - 99.1%
	Shares	Value ($)
COMMUNICATION SERVICES - 10.5%
Diversified Telecommunication Services - 0.8%
Liberty Global PLC Class C (a)	31,347	531,645
Verizon Communications, Inc.	536,738	18,855,606
		19,387,251
Entertainment - 1.1%
Electronic Arts, Inc.	32,999	4,084,946
Take-Two Interactive Software, Inc. (a)	21,620	2,891,675
The Walt Disney Co. (a)	233,286	19,033,805
		26,010,426
Interactive Media & Services - 7.5%
Alphabet, Inc.:
Class A (a)	758,487	94,113,067
Class C (a)	674,870	84,561,211
Snap, Inc. Class A (a)	130,051	1,301,811
Zoominfo Technologies, Inc. (a)	33,665	436,298
		180,412,387
Media - 1.1%
Comcast Corp. Class A	531,039	21,926,600
Fox Corp.:
Class A	34,777	1,056,873
Class B	17,551	489,848
Interpublic Group of Companies, Inc.	49,300	1,400,120
Omnicom Group, Inc.	25,435	1,905,336
Sirius XM Holdings, Inc.	98,574	421,897
		27,200,674
TOTAL COMMUNICATION SERVICES		253,010,738
CONSUMER DISCRETIONARY - 10.4%
Automobile Components - 0.2%
Aptiv PLC (a)	36,109	3,148,705
BorgWarner, Inc.	29,973	1,106,004
Lear Corp.	7,556	980,467
		5,235,176
Automobiles - 3.1%
Rivian Automotive, Inc. (a)	83,146	1,348,628
Tesla, Inc. (a)	364,171	73,140,104
		74,488,732
Broadline Retail - 0.4%
eBay, Inc.	68,278	2,678,546
MercadoLibre, Inc. (a)	5,769	7,157,829
		9,836,375
Distributors - 0.2%
Genuine Parts Co.	17,959	2,314,197
LKQ Corp.	34,089	1,497,189
Pool Corp.	4,979	1,572,219
		5,383,605
Hotels, Restaurants & Leisure - 2.0%
ARAMARK Holdings Corp.	31,698	853,627
Booking Holdings, Inc. (a)	4,715	13,152,775
Hilton Worldwide Holdings, Inc.	33,785	5,119,441
McDonald's Corp.	93,211	24,437,128
Vail Resorts, Inc.	5,148	1,092,663
Yum! Brands, Inc.	35,765	4,322,558
		48,978,192
Household Durables - 0.2%
NVR, Inc. (a)	414	2,240,825
PulteGroup, Inc.	28,439	2,092,826
Whirlpool Corp.	6,982	730,038
		5,063,689
Leisure Products - 0.0%
Hasbro, Inc.	16,870	761,681
Specialty Retail - 3.3%
AutoZone, Inc. (a)	2,318	5,741,987
Best Buy Co., Inc.	25,081	1,675,912
Burlington Stores, Inc. (a)	8,297	1,004,186
CarMax, Inc. (a)	20,207	1,234,446
Lowe's Companies, Inc.	74,807	14,255,970
The Home Depot, Inc.	128,349	36,539,677
TJX Companies, Inc.	146,710	12,920,750
Tractor Supply Co.	13,993	2,694,492
Ulta Beauty, Inc. (a)	6,366	2,427,419
		78,494,839
Textiles, Apparel & Luxury Goods - 1.0%
Deckers Outdoor Corp. (a)	3,341	1,994,777
lululemon athletica, Inc. (a)	14,790	5,819,569
NIKE, Inc. Class B	157,299	16,165,618
VF Corp.	41,995	618,586
		24,598,550
TOTAL CONSUMER DISCRETIONARY		252,840,839
CONSUMER STAPLES - 6.3%
Beverages - 2.5%
Keurig Dr. Pepper, Inc.	116,482	3,532,899
PepsiCo, Inc.	175,740	28,694,827
The Coca-Cola Co.	524,487	29,628,271
		61,855,997
Consumer Staples Distribution & Retail - 0.4%
Kroger Co.	87,050	3,949,459
Target Corp.	58,921	6,527,858
		10,477,317
Food Products - 0.8%
Bunge Ltd.	19,193	2,034,074
Campbell Soup Co.	24,812	1,002,653
Conagra Brands, Inc.	60,846	1,664,747
Darling Ingredients, Inc. (a)	20,425	904,623
General Mills, Inc.	74,708	4,873,950
Hormel Foods Corp.	38,368	1,248,878
Kellanova	34,946	1,763,725
Lamb Weston Holdings, Inc.	18,606	1,670,819
McCormick & Co., Inc. (non-vtg.)	32,114	2,052,085
The J.M. Smucker Co.	13,018	1,481,969
		18,697,523
Household Products - 2.6%
Church & Dwight Co., Inc.	31,197	2,837,055
Colgate-Palmolive Co.	100,627	7,559,100
Kimberly-Clark Corp.	43,081	5,154,211
Procter & Gamble Co.	300,903	45,144,477
The Clorox Co.	15,755	1,854,364
		62,549,207
TOTAL CONSUMER STAPLES		153,580,044
ENERGY - 2.6%
Energy Equipment & Services - 0.8%
Baker Hughes Co. Class A	129,237	4,448,338
Halliburton Co.	115,165	4,530,591
Schlumberger Ltd.	181,962	10,128,005
		19,106,934
Oil, Gas & Consumable Fuels - 1.8%
Cheniere Energy, Inc.	31,013	5,161,183
HF Sinclair Corp.	19,689	1,090,377
Kinder Morgan, Inc.	257,455	4,170,771
Marathon Petroleum Corp.	54,163	8,192,154
ONEOK, Inc.	74,319	4,845,599
Phillips 66 Co.	58,576	6,681,764
Targa Resources Corp.	27,462	2,296,098
The Williams Companies, Inc.	155,489	5,348,822
Valero Energy Corp.	46,149	5,860,923
		43,647,691
TOTAL ENERGY		62,754,625
FINANCIALS - 12.0%
Banks - 0.9%
Citizens Financial Group, Inc.	61,750	1,446,803
Huntington Bancshares, Inc.	184,023	1,775,822
PNC Financial Services Group, Inc.	50,967	5,834,192
Regions Financial Corp.	119,593	1,737,686
Truist Financial Corp.	170,079	4,823,440
U.S. Bancorp	195,753	6,240,606
Webster Financial Corp.	22,186	842,402
		22,700,951
Capital Markets - 3.8%
Ameriprise Financial, Inc.	13,302	4,184,410
Bank of New York Mellon Corp.	99,448	4,226,540
BlackRock, Inc. Class A	19,121	11,707,406
Cboe Global Markets, Inc.	13,455	2,205,140
Charles Schwab Corp.	191,979	9,990,587
FactSet Research Systems, Inc.	4,861	2,099,417
Franklin Resources, Inc.	38,534	878,190
Intercontinental Exchange, Inc.	73,011	7,844,302
Invesco Ltd.	43,698	566,763
LPL Financial	9,935	2,230,606
MarketAxess Holdings, Inc.	4,786	1,023,008
Moody's Corp.	21,087	6,494,796
Morgan Stanley	159,925	11,325,889
NASDAQ, Inc.	43,778	2,171,389
Northern Trust Corp.	26,564	1,750,833
Raymond James Financial, Inc.	25,730	2,455,671
S&P Global, Inc.	41,876	14,627,706
State Street Corp.	42,688	2,758,925
T. Rowe Price Group, Inc.	28,672	2,594,816
		91,136,394
Consumer Finance - 0.7%
Ally Financial, Inc.	34,735	840,240
American Express Co.	80,649	11,777,173
Discover Financial Services	32,437	2,662,429
Synchrony Financial	54,658	1,533,157
		16,812,999
Financial Services - 4.3%
Equitable Holdings, Inc.	45,601	1,211,619
Fidelity National Information Services, Inc.	75,633	3,714,337
Fiserv, Inc. (a)	78,808	8,964,410
MasterCard, Inc. Class A	108,037	40,659,725
Visa, Inc. Class A	206,589	48,569,074
		103,119,165
Insurance - 2.3%
AFLAC, Inc.	73,288	5,724,526
Allstate Corp.	33,557	4,299,658
Arch Capital Group Ltd. (a)	47,554	4,121,981
Assurant, Inc.	6,812	1,014,307
Hartford Financial Services Group, Inc.	39,625	2,910,456
Marsh & McLennan Companies, Inc.	63,159	11,978,104
Principal Financial Group, Inc.	30,925	2,093,004
Progressive Corp.	74,722	11,812,801
Prudential Financial, Inc.	46,598	4,260,921
The Travelers Companies, Inc.	29,488	4,937,471
Willis Towers Watson PLC	13,591	3,205,981
		56,359,210
Mortgage Real Estate Investment Trusts - 0.0%
Annaly Capital Management, Inc.	63,100	984,991
TOTAL FINANCIALS		291,113,710
HEALTH CARE - 12.7%
Biotechnology - 1.5%
Amgen, Inc.	68,217	17,443,087
Biogen, Inc. (a)	18,479	4,389,502
Gilead Sciences, Inc.	159,246	12,507,181
Repligen Corp. (a)	6,772	911,240
		35,251,010
Health Care Equipment & Supplies - 1.1%
Align Technology, Inc. (a)	9,286	1,714,103
Dentsply Sirona, Inc.	26,978	820,401
DexCom, Inc. (a)	49,490	4,396,197
Edwards Lifesciences Corp. (a)	77,403	4,932,119
Hologic, Inc. (a)	31,361	2,075,157
IDEXX Laboratories, Inc. (a)	10,599	4,233,983
Insulet Corp. (a)	8,900	1,179,873
STERIS PLC	12,602	2,646,168
Teleflex, Inc.	5,999	1,108,315
The Cooper Companies, Inc.	6,310	1,967,143
Zimmer Biomet Holdings, Inc.	26,666	2,784,197
		27,857,656
Health Care Providers & Services - 2.1%
Cencora, Inc.	21,946	4,063,302
Cigna Group	37,771	11,678,793
DaVita HealthCare Partners, Inc. (a)	6,917	534,200
Elevance Health, Inc.	30,263	13,621,074
HCA Holdings, Inc.	26,349	5,958,563
Humana, Inc.	15,950	8,352,856
Laboratory Corp. of America Holdings	11,333	2,263,540
Molina Healthcare, Inc. (a)	7,454	2,481,809
Quest Diagnostics, Inc.	14,305	1,861,081
		50,815,218
Life Sciences Tools & Services - 1.4%
Agilent Technologies, Inc.	37,703	3,897,359
Avantor, Inc. (a)	86,096	1,500,653
Bio-Techne Corp.	20,115	1,098,882
Danaher Corp.	89,491	17,184,062
Illumina, Inc. (a)	20,204	2,210,722
Mettler-Toledo International, Inc. (a)	2,811	2,769,397
Waters Corp. (a)	7,523	1,794,461
West Pharmaceutical Services, Inc.	9,478	3,016,753
		33,472,289
Pharmaceuticals - 6.6%
Bristol-Myers Squibb Co.	268,209	13,820,810
Eli Lilly & Co.	103,012	57,061,437
Jazz Pharmaceuticals PLC (a)	8,151	1,035,340
Johnson & Johnson	307,391	45,598,381
Merck & Co., Inc.	323,949	33,269,562
Zoetis, Inc. Class A	58,997	9,262,529
		160,048,059
TOTAL HEALTH CARE		307,444,232
INDUSTRIALS - 9.0%
Aerospace & Defense - 0.2%
Axon Enterprise, Inc. (a)	8,957	1,831,617
L3Harris Technologies, Inc.	24,188	4,339,569
		6,171,186
Air Freight & Logistics - 0.7%
C.H. Robinson Worldwide, Inc.	14,908	1,219,922
Expeditors International of Washington, Inc.	19,548	2,135,619
United Parcel Service, Inc. Class B	92,510	13,067,038
		16,422,579
Building Products - 0.9%
Allegion PLC	11,251	1,106,648
Builders FirstSource, Inc. (a)	16,337	1,772,891
Carrier Global Corp.	106,585	5,079,841
Fortune Brands Home & Security, Inc.	16,226	905,411
Johnson Controls International PLC	87,591	4,293,711
Lennox International, Inc.	4,079	1,511,433
Masco Corp.	28,726	1,496,337
Owens Corning	11,502	1,303,982
Trane Technologies PLC	29,115	5,540,876
		23,011,130
Commercial Services & Supplies - 0.6%
Cintas Corp.	11,687	5,926,711
Waste Management, Inc.	51,931	8,533,821
		14,460,532
Construction & Engineering - 0.2%
AECOM	16,874	1,291,705
Quanta Services, Inc.	18,534	3,097,402
		4,389,107
Electrical Equipment - 0.9%
Eaton Corp. PLC	50,889	10,580,332
Emerson Electric Co.	72,964	6,491,607
Generac Holdings, Inc. (a)	7,899	664,069
Rockwell Automation, Inc.	14,666	3,854,371
		21,590,379
Ground Transportation - 1.5%
CSX Corp.	261,549	7,807,238
J.B. Hunt Transport Services, Inc.	10,568	1,816,322
Knight-Swift Transportation Holdings, Inc. Class A	20,462	1,000,387
Norfolk Southern Corp.	29,067	5,545,693
Old Dominion Freight Lines, Inc.	12,600	4,745,916
Union Pacific Corp.	77,843	16,160,985
		37,076,541
Industrial Conglomerates - 0.3%
3M Co.	70,429	6,405,518
Machinery - 2.0%
Caterpillar, Inc.	65,794	14,872,734
Cummins, Inc.	18,071	3,908,757
Dover Corp.	17,877	2,323,116
Fortive Corp.	45,132	2,946,217
Graco, Inc.	21,484	1,597,335
IDEX Corp.	9,633	1,843,853
Illinois Tool Works, Inc.	38,796	8,694,960
Ingersoll Rand, Inc.	51,642	3,133,637
Otis Worldwide Corp.	52,760	4,073,600
Pentair PLC	21,077	1,224,995
Toro Co.	13,323	1,077,031
Xylem, Inc.	30,576	2,860,079
		48,556,314
Passenger Airlines - 0.0%
Delta Air Lines, Inc.	20,418	638,063
Professional Services - 1.0%
Automatic Data Processing, Inc.	52,740	11,508,923
Broadridge Financial Solutions, Inc.	15,073	2,572,057
Ceridian HCM Holding, Inc. (a)	18,847	1,206,396
Clarivate Analytics PLC (a)	42,827	273,236
Paychex, Inc.	41,424	4,600,135
Paylocity Holding Corp. (a)	5,674	1,017,916
Robert Half, Inc.	13,803	1,032,050
TransUnion Holding Co., Inc.	24,639	1,081,159
		23,291,872
Trading Companies & Distributors - 0.7%
Fastenal Co.	72,924	4,254,386
Ferguson PLC	26,106	3,921,121
United Rentals, Inc.	8,775	3,565,019
W.W. Grainger, Inc.	5,764	4,206,740
		15,947,266
TOTAL INDUSTRIALS		217,960,487
INFORMATION TECHNOLOGY - 29.1%
Electronic Equipment, Instruments & Components - 0.2%
Keysight Technologies, Inc. (a)	22,774	2,779,567
Trimble, Inc. (a)	31,618	1,490,156
		4,269,723
IT Services - 2.0%
Accenture PLC Class A	80,529	23,924,361
Akamai Technologies, Inc. (a)	19,396	2,004,189
Gartner, Inc. (a)	10,091	3,350,616
IBM Corp.	115,926	16,767,537
Twilio, Inc. Class A (a)	21,989	1,127,156
		47,173,859
Semiconductors & Semiconductor Equipment - 8.2%
Applied Materials, Inc.	107,208	14,188,979
Intel Corp.	532,496	19,436,104
Lam Research Corp.	17,151	10,088,561
Marvell Technology, Inc.	109,790	5,184,284
NVIDIA Corp.	315,333	128,592,797
NXP Semiconductors NV	33,161	5,717,951
Texas Instruments, Inc.	115,874	16,455,267
		199,663,943
Software - 18.3%
Adobe, Inc. (a)	58,189	30,960,039
ANSYS, Inc. (a)	11,061	3,077,834
Autodesk, Inc. (a)	27,281	5,391,544
Cadence Design Systems, Inc. (a)	34,809	8,348,939
DocuSign, Inc. (a)	25,911	1,007,420
Fair Isaac Corp. (a)	3,192	2,700,017
Gen Digital, Inc.	73,732	1,228,375
HubSpot, Inc. (a)	6,022	2,551,943
Intuit, Inc.	35,753	17,695,947
Microsoft Corp.	901,786	304,902,852
PTC, Inc. (a)	14,333	2,012,640
Salesforce, Inc. (a)	124,343	24,971,805
ServiceNow, Inc. (a)	26,004	15,130,427
Splunk, Inc. (a)	20,089	2,956,297
Synopsys, Inc. (a)	19,424	9,118,403
VMware, Inc. Class A (a)	30,217	4,401,106
Workday, Inc. Class A (a)	26,297	5,567,338
Zscaler, Inc. (a)	11,169	1,772,409
		443,795,335
Technology Hardware, Storage & Peripherals - 0.4%
Hewlett Packard Enterprise Co.	164,969	2,537,223
HP, Inc.	113,326	2,983,874
NetApp, Inc.	27,076	1,970,591
Seagate Technology Holdings PLC	23,798	1,624,214
Western Digital Corp. (a)	40,801	1,638,160
		10,754,062
TOTAL INFORMATION TECHNOLOGY		705,656,922
MATERIALS - 2.9%
Chemicals - 1.9%
Ecolab, Inc.	32,717	5,487,950
International Flavors & Fragrances, Inc.	32,497	2,221,170
Linde PLC	62,507	23,887,675
LyondellBasell Industries NV Class A	33,230	2,998,675
PPG Industries, Inc.	30,060	3,690,466
Sherwin-Williams Co.	31,279	7,450,971
		45,736,907
Construction Materials - 0.2%
Martin Marietta Materials, Inc.	7,916	3,237,169
Containers & Packaging - 0.3%
Amcor PLC	187,721	1,668,840
Avery Dennison Corp.	10,295	1,792,051
Ball Corp.	40,104	1,931,008
International Paper Co.	42,115	1,420,539
WestRock Co.	32,759	1,177,031
		7,989,469
Metals & Mining - 0.5%
Newmont Corp.	147,123	5,512,699
Nucor Corp.	32,078	4,740,808
Steel Dynamics, Inc.	20,464	2,179,621
		12,433,128
TOTAL MATERIALS		69,396,673
REAL ESTATE - 2.4%
Equity Real Estate Investment Trusts (REITs) - 2.3%
American Tower Corp.	59,498	10,601,949
Boston Properties, Inc.	19,047	1,020,348
Crown Castle International Corp.	55,362	5,147,559
Digital Realty Trust, Inc.	37,195	4,625,570
Equinix, Inc.	11,940	8,711,902
Healthpeak Properties, Inc.	69,953	1,087,769
Iron Mountain, Inc.	37,148	2,194,332
Prologis (REIT), Inc.	117,892	11,877,619
SBA Communications Corp. Class A	13,840	2,887,439
Welltower, Inc.	63,457	5,305,640
Weyerhaeuser Co.	93,530	2,683,376
		56,143,503
Real Estate Management & Development - 0.1%
CBRE Group, Inc. (a)	39,688	2,751,966
TOTAL REAL ESTATE		58,895,469
UTILITIES - 1.2%
Electric Utilities - 0.4%
Edison International	48,893	3,083,193
Eversource Energy	44,577	2,397,797
Exelon Corp.	126,981	4,944,640
		10,425,630
Gas Utilities - 0.1%
Atmos Energy Corp.	18,422	1,983,313
Multi-Utilities - 0.5%
CMS Energy Corp.	37,169	2,019,763
Consolidated Edison, Inc.	44,254	3,885,059
Sempra	80,342	5,626,350
		11,531,172
Water Utilities - 0.2%
American Water Works Co., Inc.	24,848	2,923,367
Essential Utilities, Inc.	32,136	1,075,271
		3,998,638
TOTAL UTILITIES		27,938,753
TOTAL COMMON STOCKS (Cost $2,207,233,959)		2,400,592,492

U.S. Treasury Obligations - 0.0%
	Principal Amount (b)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.42% 2/22/24 (c) (Cost $393,350)	400,000	393,327

Money Market Funds - 0.7%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (d) (Cost $16,961,349)	16,957,957	16,961,349

TOTAL INVESTMENT IN SECURITIES - 99.8% (Cost $2,224,588,658)	2,417,947,168
NET OTHER ASSETS (LIABILITIES) - 0.2%	5,566,620
NET ASSETS - 100.0%	2,423,513,788

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
CME E-mini NASDAQ 100 Index Contracts (United States)	15	Dec 2023	4,347,075	(37,161)	(37,161)
CME E-mini S&P 500 Index Contracts (United States)	83	Dec 2023	17,480,838	(61,485)	(61,485)

TOTAL FUTURES CONTRACTS					(98,646)
The notional amount of futures purchased as a percentage of Net Assets is 0.9%

Legend

(a)	Non-income producing
(b)	Amount is stated in United States dollars unless otherwise noted.
(c)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $393,327.
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	4,031,628	344,025,023	331,095,302	364,916	-	-	16,961,349	0.0%
Fidelity Securities Lending Cash Central Fund 5.40%	8,384,795	3,069,953	11,454,748	17,421	-	-	-	0.0%
Total	12,416,423	347,094,976	342,550,050	382,337	-	-	16,961,349

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	253,010,738	253,010,738	-	-
Consumer Discretionary	252,840,839	252,840,839	-	-
Consumer Staples	153,580,044	153,580,044	-	-
Energy	62,754,625	62,754,625	-	-
Financials	291,113,710	291,113,710	-	-
Health Care	307,444,232	307,444,232	-	-
Industrials	217,960,487	217,960,487	-	-
Information Technology	705,656,922	705,656,922	-	-
Materials	69,396,673	69,396,673	-	-
Real Estate	58,895,469	58,895,469	-	-
Utilities	27,938,753	27,938,753	-	-

U.S. Government and Government Agency Obligations	393,327	-	393,327	-

Money Market Funds	16,961,349	16,961,349	-	-
Total Investments in Securities:	2,417,947,168	2,417,553,841	393,327	-
Derivative Instruments: Liabilities
Futures Contracts	(98,646)	(98,646)	-	-
Total Liabilities	(98,646)	(98,646)	-	-
Total Derivative Instruments:	(98,646)	(98,646)	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	0	(98,646)
Total Equity Risk	0	(98,646)
Total Value of Derivatives	0	(98,646)

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Financial Statements
Statement of Assets and Liabilities
		October 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $2,207,627,309)	$2,400,985,819
Fidelity Central Funds (cost $16,961,349)	16,961,349

Total Investment in Securities (cost $2,224,588,658)		$2,417,947,168
Segregated cash with brokers for derivative instruments		792,253
Cash		408
Receivable for fund shares sold		3,365,034
Dividends receivable		2,088,797
Distributions receivable from Fidelity Central Funds		62,432
Receivable for daily variation margin on futures contracts		122,889
Total assets		2,424,378,981
Liabilities
Payable for fund shares redeemed	$609,126
Accrued management fee	226,620
Other payables and accrued expenses	29,447
Total Liabilities		865,193
Net Assets		$2,423,513,788
Net Assets consist of:
Paid in capital		$2,301,052,812
Total accumulated earnings (loss)		122,460,976
Net Assets		$2,423,513,788
Net Asset Value, offering price and redemption price per share ($2,423,513,788 ÷ 129,734,891 shares)		$18.68

Statement of Operations
		Year ended October 31, 2023
Investment Income
Dividends		$35,455,297
Interest		20,527
Income from Fidelity Central Funds (including $17,421 from security lending)		382,337
Total Income		35,858,161
Expenses
Management fee	$2,471,880
Independent trustees' fees and expenses	7,699
Interest	25,094
Miscellaneous	29,438
Total expenses before reductions	2,534,111
Expense reductions	(289)
Total expenses after reductions		2,533,822
Net Investment income (loss)		33,324,339
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(73,629,779)
Futures contracts	184,626
Total net realized gain (loss)		(73,445,153)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	281,464,530
Futures contracts	(539,995)
Total change in net unrealized appreciation (depreciation)		280,924,535
Net gain (loss)		207,479,382
Net increase (decrease) in net assets resulting from operations		$240,803,721
Statement of Changes in Net Assets

	Year ended October 31, 2023	Year ended October 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$33,324,339	$30,958,542
Net realized gain (loss)	(73,445,153)	(16,287,855)
Change in net unrealized appreciation (depreciation)	280,924,535	(499,203,720)
Net increase (decrease) in net assets resulting from operations	240,803,721	(484,533,033)
Distributions to shareholders	(31,003,717)	(20,452,876)

Share transactions
Proceeds from sales of shares	667,415,739	1,362,470,513
Reinvestment of distributions	28,625,159	19,223,799
Cost of shares redeemed	(661,727,724)	(565,764,704)

Net increase (decrease) in net assets resulting from share transactions	34,313,174	815,929,608
Total increase (decrease) in net assets	244,113,178	310,943,699

Net Assets
Beginning of period	2,179,400,610	1,868,456,911
End of period	$2,423,513,788	$2,179,400,610

Other Information
Shares
Sold	35,494,418	69,593,522
Issued in reinvestment of distributions	1,672,031	949,791
Redeemed	(36,785,982)	(30,563,531)
Net increase (decrease)	380,467	39,979,782

Financial Highlights
Fidelity® U.S. Sustainability Index Fund

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$16.85	$20.91	$14.29	$13.18	$11.43
Income from Investment Operations
Net investment income (loss) A,B	.27	.25	.23	.23	.23
Net realized and unrealized gain (loss)	1.81	(4.10)	6.56	1.08	1.69
Total from investment operations	2.08	(3.85)	6.79	1.31	1.92
Distributions from net investment income	(.25)	(.17)	(.17)	(.18)	(.15)
Distributions from net realized gain	-	(.04)	-	(.02)	(.02)
Total distributions	(.25)	(.21)	(.17)	(.20)	(.17)
Net asset value, end of period	$18.68	$16.85	$20.91	$14.29	$13.18
Total Return C	12.47%	(18.58)%	47.84%	9.99%	17.06%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.11%	.11%	.11%	.11%	.11%
Expenses net of fee waivers, if any	.11%	.11%	.11%	.11%	.11%
Expenses net of all reductions	.11%	.11%	.11%	.11%	.11%
Net investment income (loss)	1.48%	1.37%	1.28%	1.68%	1.84%
Supplemental Data
Net assets, end of period (000 omitted)	$2,423,514	$2,179,401	$1,868,457	$488,752	$206,094
Portfolio turnover rate F	21%	9%	12%	10%	12%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended October 31, 2023

1. Organization.
Fidelity U.S. Sustainability Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2023 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$409,696,103
Gross unrealized depreciation	(226,483,007)
Net unrealized appreciation (depreciation)	$183,213,096
Tax Cost	$2,234,734,072

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$24,269,237
Capital loss carryforward	$(85,021,357)
Net unrealized appreciation (depreciation) on securities and other investments	$183,213,096

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(60,057,755)
Long-term	(24,963,602)
Total capital loss carryforward	$(85,021,357)

The tax character of distributions paid was as follows:

	October 31, 2023	October 31, 2022
Ordinary Income	$31,003,717	$18,202,081
Long-term Capital Gains	-	2,250,795
Total	$31,003,717	$20,452,876
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity U.S. Sustainability Index Fund	499,922,148	478,121,101

6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is based on an annual rate of .11% of the Fund's average net assets. Under the management contract, the investment adviser pays all other operating expenses, except the compensation of the independent Trustees and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity U.S. Sustainability Index Fund	Borrower	$ 41,868,400	4.32%	$25,094

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity U.S. Sustainability Index Fund	$1,820	$-	$-

9. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $289.
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity U.S. Sustainability Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity U.S. Sustainability Index Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the "Fund") as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statement of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the five years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 14, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Laura M. Bishop, Jonathan Chiel, Robert W. Helm, Christine J. Thompson, and Carol J. Zierhoffer, each of the Trustees oversees 313 funds. Mr. Chiel oversees 191 funds. Ms. Bishop, Mr. Helm, Ms. Thompson, and Ms. Zierhoffer each oversees 229 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is General Counsel (2012-present) and Head of Legal, Risk and Compliance (2022-present). Mr Chiel serves as Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present) and Director and President for OH Company LLC (holding company, 2018-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
Christine J. Thompson (1958)
Year of Election or Appointment: 2023
Trustee
Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity® funds.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).
Laura M. Bishop (1961)
Year of Election or Appointment: 2023
Trustee
Ms. Bishop also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity® funds (2022-2023).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Robert W. Helm (1957)
Year of Election or Appointment: 2023
Trustee
Mr. Helm also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity® funds (2021-2023).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Trustee
Ms. Zierhoffer also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity® funds (2023).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter is a Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments. Mr. Carter serves as Chief Legal Officer of Fidelity Investments Institutional Operations Company LLC - Shareholder Division (transfer agent, 2020-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Robin Foley (1964)
Year of Election or Appointment: 2023
Vice President
Ms. Foley also serves as Vice President of other funds. Ms. Foley serves as Head of Fidelity's Fixed Income division (2023-present) and is an employee of Fidelity Investments. Previously, Ms. Foley served as Chief Investment Officer of Bonds (2017-2023).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia is a Senior Vice President of Asset Management Compliance (2019-present) and is an employee of Fidelity Investments. Mr. Gouveia serves as Compliance Officer of Fidelity Management Trust Company (2023-present). Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2023 to October 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period- C May 1, 2023 to October 31, 2023

Fidelity® U.S. Sustainability Index Fund	.11%
Actual		$ 1,000	$ 1,026.90	$ .56
Hypothetical-B		$ 1,000	$ 1,024.65	$ .56

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund designates 98% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 98.48% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 1.49% of the dividend distributed during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity U.S. Sustainability Index Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreement (Sub-Advisory Agreement) for the fund with Geode Capital Management, LLC (Geode) (together, the Advisory Contracts). FMR and Geode are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board's Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of the fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its September 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by Fidelity and Geode from their respective relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered the Investment Advisers' staffing as it relates to the fund, including the backgrounds and experience of investment personnel of Fidelity and Geode, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and with senior management of Geode. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of the fund.
The Trustees also discussed with representatives of Fidelity, at meetings throughout the year, Fidelity's role in, among other things, overseeing compliance with federal securities laws and other applicable requirements by Geode with respect to the fund and monitoring and overseeing the performance and investment capabilities of Geode. The Trustees considered that the Board had received from Fidelity periodic reports about its oversight and due diligence processes, as well as periodic reports regarding the performance of Geode.
The Board also considered the nature, extent and quality of services provided by Geode. The Trustees noted that under the Sub-Advisory Agreement, subject to oversight by Fidelity, Geode is responsible for, among other things, identifying investments and arranging for execution of portfolio transactions to implement the fund's investment strategy. In addition, the Trustees noted that Geode is responsible for providing such reporting as may be requested by Fidelity to fulfill its oversight responsibilities discussed above.
Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staffs, including their size, education, experience, and resources, as well as Fidelity's and Geode's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization and that Fidelity's and Geode's analysts have extensive resources, tools and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's and Geode's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and by FMR's affiliates under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against the securities market index the fund seeks to track (benchmark index). The Board also periodically considers the fund's tracking error versus its benchmark index. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds over different time periods and discussed with the Investment Advisers the reasons for such underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that an index fund's performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) of the fund compared to the fund's benchmark index, over appropriate time periods taking into account relevant factors including the following: general market conditions; the characteristics of the fund's benchmark index; the extent to which statistical sampling is employed; any securities lending revenues; and fund cash flows and other factors.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and total expense ratio, the Board considered the fund's unitary (subject to certain limited exceptions) fee rate as well as fund expenses paid by FMR under the fund's management contract, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for 2022 and below the competitive median of the asset size peer group for 2022. Further, the information provided to the Board indicated that the total expense ratio of the fund ranked equal to the competitive median of the similar sales load structure group for 2022 and below the competitive median of the total expense asset size peer group for 2022.
Fees Charged to Other Clients. The Board also considered fee structures and other information with respect to clients of Fidelity and Geode, such as other funds advised or subadvised by Fidelity or Geode, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's and Geode's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's and Geode's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
The Board also considered information regarding the profitability of Geode's relationship with the fund.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to the fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and Fidelity's views regarding portfolio manager investment in the Fidelity funds that they manage; (iii) hiring, training, and retaining personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends and market conditions; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons; (x) information concerning expense limitations applicable to certain funds; and (xi) matters related to money market funds, exchange-traded funds, and target date funds.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through September 30, 2024.
Proxy Voting Results
A special meeting of shareholders was held on October 18, 2023. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Abigail P. Johnson
Affirmative	378,729,502,260.010	97.580
Withheld	9,407,876,478.960	2.420
TOTAL	388,137,378,738.970	100.000
Jennifer Toolin McAuliffe
Affirmative	378,454,868,010.950	97.510
Withheld	9,682,510,728.020	2.490
TOTAL	388,137,378,738.970	100.000
Christine J. Thompson
Affirmative	378,837,121,274.520	97.600
Withheld	9,300,257,464.450	2.400
TOTAL	388,137,378,738.970	100.000
Elizabeth S. Acton
Affirmative	378,262,110,794.850	97.460
Withheld	9,875,267,944.120	2.540
TOTAL	388,137,378,738.970	100.000
Laura M. Bishop
Affirmative	380,482,113,171.060	98.030
Withheld	7,655,265,567.910	1.970
TOTAL	388,137,378,738.970	100.000
Ann E. Dunwoody
Affirmative	380,016,034,008.120	97.910
Withheld	8,121,344,730.850	2.090
TOTAL	388,137,378,738.970	100.000
John Engler
Affirmative	379,432,488,394.200	97.760
Withheld	8,704,890,344.770	2.240
TOTAL	388,137,378,738.970	100.000
Robert F. Gartland
Affirmative	378,741,819,600.600	97.580
Withheld	9,395,559,138.370	2.420
TOTAL	388,137,378,738.970	100.000
Robert W. Helm
Affirmative	380,389,324,755.070	98.000
Withheld	7,748,053,983.900	2.000
TOTAL	388,137,378,738.970	100.000
Arthur E. Johnson
Affirmative	378,427,694,151.670	97.500
Withheld	9,709,684,587.300	2.500
TOTAL	388,137,378,738.970	100.000
Michael E. Kenneally
Affirmative	377,842,228,145.180	97.350
Withheld	10,295,150,593.790	2.650
TOTAL	388,137,378,738.970	100.000
Mark A. Murray
Affirmative	380,158,432,703.370	97.940
Withheld	7,978,946,035.600	2.060
TOTAL	388,137,378,738.970	100.000
Carol J. Zierhoffer
Affirmative	380,522,113,360.240	98.040
Withheld	7,615,265,378.730	1.960
TOTAL	388,137,378,738.970	100.000

Proposal 1 reflects trust wide proposal and voting results.

1.9883815.106
USY-ANN-1223
Fidelity® SAI Emerging Markets Index Fund

Annual Report
October 31, 2023

Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity® SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers.

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with Fidelity and any related funds.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2023	Past 1 year	Past 5 years	Life of Fund A
Fidelity® SAI Emerging Markets Index Fund	10.58%	1.32%	4.45%

A   From January 5, 2016
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI Emerging Markets Index Fund, on January 5, 2016, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
International (non-U.S.) equities gained 12.27% for the 12 months ending October 31, 2023, according to the MSCI ACWI (All Country World Index) ex USA Index, as global economic expansion and a slowing in the pace of inflation in some markets provided a favorable backdrop for risk assets. After returning -15.86% in 2022, the index's upturn has been largely driven by a narrow set of companies in the information technology and communication services sectors, in part due to excitement for generative artificial intelligence applications. The index gained 14.07% year to date through July, including strong gains in both June (+4.50%) and July (+4.07%). The rally for international equities sputtered for the next three months (-11.33%) amid a stalling pattern in disinflationary trends, heightened global recession and geopolitical risks, soaring yields on longer-term U.S. government bonds and particularly weak economic conditions in the eurozone and China. The three-month decline left non-U.S. stocks up 1.15% year to date through October. Currency fluctuations also helped bolster non-U.S. equity performance overall.   For the full 12 months, nearly all regions advanced, with Europe ex U.K. (+18%) and Japan (+17%) leading, whereas Canada (-0.38%) lagged by the widest margin. Each of the 11 sectors advanced, with information technology (+21%) and consumer discretionary (+19%) leading the way. Energy and industrials each rose about 14%. Conversely, four defensive-oriented sectors lagged by the widest margin: real estate (+4%), health care (+6%), consumer staples (+7%) and utilities (+8%).
Comments from the Geode Capital Management, LLC, passive equity index team:
For the fiscal year ending October 31, 2023, the fund gained 10.58%, versus 10.84% for the benchmark MSCI Emerging Markets Index. From a regional standpoint, emerging markets gained 10% and contributed most, followed by Asia Pacific ex Japan (+12%). By sector, information technology gained roughly 22% and contributed most, driven by the semiconductors & semiconductor equipment industry (+33%). Consumer discretionary stocks also helped (+17%). Communication services rose 22%, financials gained approximately 5%, lifted by insurance (+29%), and energy advanced roughly 11%. Other notable contributors included the consumer staples (+6%), real estate (+11%) and health care (+3%) sectors. From a sector standpoint, materials returned about -3% and detracted most. Utilities (-8%) and industrials (+0.26%), especially in the capital goods industry (+0.26%), also hurt. Turning to individual stocks, the top contributor was Taiwan Semiconductor (+37%), from the semiconductors & semiconductor equipment industry. Tencent Holdings, within the media & entertainment group, gained approximately 50% and lifted the fund. Another notable contributor was Samsung Electronics (+19%), a stock in the technology hardware & equipment group. Alibaba (+31%), from the consumer discretionary distribution & retail category, also contributed. Lastly, Petrobras, within the energy industry, gained about 62% and contributed. Conversely, the biggest individual detractor was Meituan (-11%), from the consumer services category. JD.com (-30%), a stock in the consumer discretionary distribution & retail industry, detracted. Samsung SDI (-39%), from the technology hardware & equipment industry, also hurt. In utilities, Adani Total Gas returned roughly -82% and lastly, EcoPro (-52%), from the materials category, also hurt.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary October 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	6.0
Tencent Holdings Ltd. (China, Interactive Media & Services)	3.7
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	3.5
Alibaba Group Holding Ltd. (China, Broadline Retail)	2.5
Reliance Industries Ltd. (India, Oil, Gas & Consumable Fuels)	1.2
Meituan Class B (China, Hotels, Restaurants & Leisure)	1.1
PDD Holdings, Inc. ADR (China, Broadline Retail)	0.9
ICICI Bank Ltd. (India, Banks)	0.8
Infosys Ltd. (India, IT Services)	0.8
China Construction Bank Corp. (H Shares) (China, Banks)	0.8
21.3

Market Sectors (% of Fund's net assets)

Financials	20.9
Information Technology	19.0
Consumer Discretionary	12.6
Communication Services	8.8
Materials	6.7
Industrials	5.9
Consumer Staples	5.8
Energy	4.9
Health Care	3.9
Utilities	3.0
Real Estate	1.6

Asset Allocation (% of Fund's net assets)

Futures - 6.7%

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Schedule of Investments October 31, 2023
Showing Percentage of Net Assets
Common Stocks - 91.2%
	Shares	Value ($)
Brazil - 3.6%
Ambev SA	2,475,198	6,313,492
Atacadao SA	330,500	588,007
B3 SA - Brasil Bolsa Balcao	3,024,140	6,657,997
Banco Bradesco SA	869,412	2,119,318
Banco BTG Pactual SA unit	610,500	3,584,232
Banco do Brasil SA	445,805	4,275,236
Banco Santander SA (Brasil) unit	192,300	1,026,770
BB Seguridade Participacoes SA	363,858	2,219,918
CCR SA	523,012	1,242,760
Centrais Eletricas Brasileiras SA (Electrobras)	641,597	4,433,627
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP)	175,500	2,031,821
Companhia Siderurgica Nacional SA (CSN)	346,200	807,520
Cosan SA	631,624	1,973,140
CPFL Energia SA (a)	116,700	774,026
Energisa SA unit	109,200	1,009,533
Eneva SA (a)	467,200	1,002,649
ENGIE Brasil Energia SA	114,020	888,776
Equatorial Energia SA	524,138	3,285,121
Hapvida Participacoes e Investimentos SA (a)(b)	2,750,243	2,012,872
Hypera SA (a)	196,700	1,181,741
Itausa-Investimentos Itau SA	39,853	67,821
Klabin SA unit	395,800	1,679,996
Localiza Rent a Car SA	467,364	4,715,586
Localiza Rent a Car SA rights 11/10/23 (a)	3,427	4,758
Lojas Renner SA (a)	502,801	1,222,659
Magazine Luiza SA (a)	1,587,008	418,648
Natura & Co. Holding SA	469,726	1,187,882
Petroleo Brasileiro SA - Petrobras (ON)	1,834,808	13,770,840
Prio SA (a)	415,400	3,930,100
Raia Drogasil SA	677,060	3,464,699
Rede D'Oregon Sao Luiz SA (b)	298,217	1,278,812
Rumo SA	672,400	2,975,404
Sendas Distribuidora SA	705,100	1,529,983
Suzano Papel e Celulose SA	412,212	4,216,348
Telefonica Brasil SA	217,600	1,952,541
TIM SA	451,400	1,358,207
Totvs SA	273,400	1,372,491
Ultrapar Participacoes SA	376,538	1,527,288
Vale SA	1,773,773	24,275,368
Vibra Energia SA (a)	607,449	2,384,374
Weg SA	878,780	5,753,662
TOTAL BRAZIL		126,516,023
Chile - 0.4%
Banco de Chile	23,673,840	2,432,189
Banco de Credito e Inversiones	39,746	950,351
Banco Santander Chile	34,408,815	1,500,147
Cencosud SA	680,066	1,101,783
Compania Cervecerias Unidas SA	69,911	397,438
Compania Sud Americana de Vapores SA	8,316,838	461,840
Empresas CMPC SA	580,296	1,037,401
Empresas COPEC SA	201,660	1,335,012
Enel Americas SA (a)	10,893,135	1,119,741
Enel Chile SA	14,063,366	832,803
Falabella SA	460,403	937,525
TOTAL CHILE		12,106,230
China - 27.7%
360 Security Technology, Inc. (A Shares) (a)	219,300	269,519
37 Interactive Entertainment Network Technology Group Co. Ltd. (A Shares)	66,800	188,990
3Peak, Inc. (A Shares)	3,537	77,895
3SBio, Inc. (b)	1,000,000	889,642
AAC Technology Holdings, Inc.	378,133	680,653
Accelink Technologies Co. Ltd. (A Shares)	23,600	86,982
Advanced Micro-Fabrication Equipment, Inc., China (A Shares)	18,956	444,090
AECC Aero-Engine Control Co. Ltd. (A Shares)	40,700	115,564
AECC Aviation Power Co. Ltd.	77,700	375,793
Agricultural Bank of China Ltd.:
(A Shares)	2,279,500	1,118,863
(H Shares)	15,802,297	5,836,684
Aier Eye Hospital Group Co. Ltd. (A Shares)	280,799	702,187
AIMA Technology Group Co. Ltd.	24,700	94,879
Air China Ltd.:
(A Shares) (a)	351,400	385,444
(H Shares) (a)	980,000	666,702
Airtac International Group	72,926	2,395,785
Akeso, Inc. (a)(b)	266,000	1,493,738
Alibaba Group Holding Ltd. (a)	8,554,916	88,073,537
Alibaba Health Information Technology Ltd. (a)	2,845,000	1,675,930
Aluminum Corp. of China Ltd.:
(A shares)	456,600	387,012
(H Shares)	2,020,000	1,080,560
Amlogic Shanghai Co. Ltd. (A Shares) (a)	12,828	105,416
Angel Yeast Co. Ltd. (A Shares)	26,600	127,210
Anhui Conch Cement Co. Ltd.:
(A Shares)	136,900	452,831
(H Shares)	659,400	1,641,045
Anhui Gujing Distillery Co. Ltd.:
(A Shares)	10,100	385,014
(B Shares)	64,857	1,010,889
Anhui Honglu Steel Construction Group Co. Ltd.	21,190	72,806
Anhui Jianghuai Automobile Group Corp. Ltd. (A Shares) (a)	60,900	150,956
Anhui Kouzi Distillery Co. Ltd. (A Shares)	18,500	126,987
Anhui Yingjia Distillery Co. Ltd. (A Shares)	20,700	217,075
Anjoy Foods Group Co. Ltd. (A Shares)	9,000	158,993
Anker Innovations Technology Co. Ltd. (A Shares)	10,100	129,395
Anta Sports Products Ltd.	664,600	7,516,288
Apeloa Pharmaceutical Co. Ltd. A Shares	35,400	83,452
Asia - Potash International Investment Guangzhou Co. Ltd. (A Shares) (a)	28,900	112,684
ASR Microelectronics Co. Ltd. (A Shares)	12,281	109,467
Asymchem Laboratories Tianjin Co. Ltd. (A Shares)	10,560	217,965
Autobio Diagnostics Co. Ltd.	18,400	111,821
Autohome, Inc. ADR Class A	35,602	952,354
Avary Holding Shenzhen Co. Ltd. (A Shares)	60,900	178,494
AVIC Capital Co. Ltd. (A Shares)	281,800	128,349
AviChina Industry & Technology Co. Ltd. (H Shares)	1,322,000	599,153
Avicopter PLC (A Shares)	18,100	93,970
BAIC BluePark New Energy Technology Co. Ltd. (A Shares) (a)	152,700	143,141
Baidu, Inc. Class A (a)	1,175,224	15,429,291
Bank of Beijing Co. Ltd. (A Shares)	619,025	386,048
Bank of Changsha Co. Ltd. (A Shares)	121,900	122,476
Bank of Chengdu Co. Ltd. (A Shares)	112,400	190,005
Bank of China Ltd.:
(A Shares)	1,191,500	635,244
(H Shares)	41,241,464	14,407,104
Bank of Communications Co. Ltd.:
(A Shares)	735,800	566,291
(H Shares)	5,261,176	3,112,017
Bank of Hangzhou Co. Ltd. (A Shares)	169,700	248,257
Bank of Jiangsu Co. Ltd. (A Shares)	448,843	423,530
Bank of Nanjing Co. Ltd. (A Shares)	298,200	319,676
Bank of Ningbo Co. Ltd. (A Shares)	197,520	674,680
Bank of Shanghai Co. Ltd. (A Shares)	414,380	343,929
Bank of Suzhou Co. Ltd.	114,700	98,497
Baoshan Iron & Steel Co. Ltd. (A Shares)	662,400	566,759
BeiGene Ltd. (a)	361,132	5,184,368
Beijing Capital International Airport Co. Ltd. (H Shares) (a)	1,031,000	379,756
Beijing Dabeinong Technology Group Co. Ltd. (A Shares) (a)	128,400	123,774
Beijing E-Hualu Information Technology Co. Ltd. (A Shares) (a)	19,100	75,772
Beijing Easpring Material Technology Co. Ltd. (A Shares)	15,400	92,875
Beijing Enlight Media Co. Ltd. (A Shares)	89,200	95,405
Beijing Enterprises Holdings Ltd.	267,427	891,030
Beijing Enterprises Water Group Ltd.	2,056,000	433,827
Beijing Kingsoft Office Software, Inc. (A Shares)	13,808	543,224
Beijing New Building Materials PLC (A Shares)	52,600	175,903
Beijing Oriental Yuhong Waterproof Technology Co. Ltd. (A Shares)	36,600	124,623
Beijing Roborock Technology Co. Ltd. (A Shares)	3,725	161,054
Beijing Shiji Information Technology Co. Ltd. (A Shares)	70,480	101,681
Beijing Tiantan Biological Products Corp. Ltd. (A Shares)	46,000	181,522
Beijing Tongrentang Co. Ltd. (A Shares)	41,200	289,183
Beijing United Information Technology Co. Ltd. (A Shares)	22,634	116,541
Beijing Wantai Biological Pharmacy Enterprise Co. Ltd. (A Shares)	25,012	150,026
Beijing Yanjing Brewery Co. Ltd. (A Shares)	86,400	122,847
Beijing-Shanghai High Speed Railway Co. Ltd. (A Shares)	971,400	664,150
Beiqi Foton Motor Co. Ltd. (A Shares) (a)	228,100	94,563
Bethel Automotive Safety Systems Co. Ltd. (A Shares)	12,400	128,346
Betta Pharmaceuticals Co. Ltd. (A Shares)	12,900	107,315
BGI Genomics Co. Ltd.	12,900	86,807
Bilibili, Inc. Class Z (a)(c)	102,581	1,376,404
Bloomage Biotechnology Corp. Ltd. (A Shares)	15,461	161,639
BOC Aviation Ltd. Class A (b)	106,500	654,984
BOC International China Co. Ltd.	83,900	125,063
BOE Technology Group Co. Ltd. (A Shares)	1,142,400	612,450
Bosideng International Holdings Ltd.	2,036,000	803,873
BTG Hotels Group Co. Ltd. (a)	34,200	78,093
By-Health Co. Ltd. (A Shares)	53,100	132,976
BYD Co. Ltd.:
(A Shares)	68,700	2,242,135
(H Shares)	532,300	16,187,312
BYD Electronic International Co. Ltd.	412,000	1,719,900
C&D International Investment Group Ltd.	382,982	861,622
Caitong Securities Co. Ltd.	147,400	160,049
Cambricon Technologies Corp. Ltd. (A Shares) (a)	12,223	180,441
Canmax Technologies Co. Ltd. (A Shares)	26,000	96,717
CECEP Solar Energy Co. Ltd. (A Shares)	118,600	93,075
CECEP Wind-Power Corp. (A Shares)	171,500	74,345
CETC Cyberspace Security Technology Co. Ltd. (A Shares)	26,300	79,305
CGN Power Co. Ltd. (H Shares) (b)	5,854,447	1,406,868
Changchun High & New Technology Industry Group, Inc. (A Shares)	12,000	255,458
Changjiang Securities Co. Ltd. (A Shares)	170,000	132,246
Changzhou Xingyu Automotive Lighting Systems Co. Ltd. (A Shares)	8,800	175,975
Chaozhou Three-Circle Group Co. (A Shares)	60,300	254,673
Chengxin Lithium Group Co. Ltd. (A Shares)	28,000	89,943
Chifeng Jilong Gold Mining Co. Ltd. (A Shares) (a)	47,200	95,026
China Baoan Group Co. Ltd. (A Shares)	78,800	111,335
China Cinda Asset Management Co. Ltd. (H Shares)	4,826,000	469,295
China CITIC Bank Corp. Ltd. (H Shares)	4,662,051	2,079,780
China Coal Energy Co. Ltd. (H Shares)	1,093,000	858,515
China Communications Services Corp. Ltd. (H Shares)	1,314,000	537,461
China Conch Venture Holdings Ltd.	764,600	633,222
China Construction Bank Corp.:
(A Shares)	247,500	212,102
(H Shares)	50,206,000	28,394,410
China CSSC Holdings Ltd. (A Shares)	138,500	490,130
China Eastern Airlines Corp. Ltd. (A Shares) (a)	502,400	299,455
China Energy Engineering Corp. Ltd. (A Shares)	979,000	291,830
China Everbright Bank Co. Ltd.:
(A Shares)	1,274,900	517,537
(H Shares)	1,953,000	557,087
China Everbright International Ltd.	1,929,814	658,793
China Feihe Ltd. (b)	1,927,000	1,197,384
China Film Co. Ltd. (A Shares) (a)	55,200	90,202
China Galaxy Securities Co. Ltd.:
(A Shares)	98,300	163,027
(H Shares)	1,964,500	1,005,447
China Gas Holdings Ltd.	1,439,900	1,294,480
China Great Wall Securities Co. Ltd. (A Shares)	105,800	120,888
China Greatwall Technology Group Co. Ltd. (A Shares)	100,300	150,753
China Hongqiao Group Ltd.	1,246,200	1,166,710
China Huishan Dairy Holdings Co. Ltd. (a)(d)	2,302,000	3
China International Capital Corp. Ltd.	68,800	346,653
China International Capital Corp. Ltd. (H Shares) (b)	772,600	1,230,563
China Jinmao Holdings Group Ltd.	3,145,191	385,779
China Jushi Co. Ltd. (A Shares)	125,114	198,051
China Life Insurance Co. Ltd.:
(A Shares)	92,800	426,279
(H Shares)	3,859,747	5,227,637
China Literature Ltd. (a)(b)	213,500	718,958
China Longyuan Power Grid Corp. Ltd. (H Shares)	1,798,000	1,522,058
China Medical System Holdings Ltd.	711,000	1,136,959
China Meheco Co. Ltd. (A Shares)	47,000	76,818
China Meidong Auto Holding Ltd.	352,000	188,775
China Mengniu Dairy Co. Ltd.	1,652,000	5,394,006
China Merchants Bank Co. Ltd.:
(A Shares)	555,200	2,336,322
(H Shares)	2,137,421	8,107,868
China Merchants Energy Shipping Co. Ltd. (A Shares)	253,000	222,463
China Merchants Holdings International Co. Ltd.	748,242	952,463
China Merchants Securities Co. Ltd. (A Shares)	215,650	416,968
China Merchants Shekou Industrial Zone Holdings Co. Ltd. (A Shares)	232,700	351,073
China Minmetals Rare Earth Co. Ltd. (A Shares)	30,700	125,902
China Minsheng Banking Corp. Ltd.:
(A Shares)	1,252,200	636,814
(H Shares)	3,250,061	1,080,518
China National Building Materials Co. Ltd. (H Shares)	2,034,000	968,176
China National Chemical Engineering Co. Ltd. (A Shares)	191,108	182,946
China National Medicines Corp. Ltd. (A Shares)	22,400	88,161
China National Nuclear Power Co. Ltd. (A Shares)	577,700	586,116
China National Software & Service Co. Ltd. (A Shares)	26,910	126,528
China Northern Rare Earth Group High-Tech Co. Ltd.	105,900	302,644
China Oilfield Services Ltd. (H Shares)	938,000	1,109,016
China Overseas Land and Investment Ltd.	1,989,702	3,754,786
China Overseas Property Holdings Ltd.	690,000	599,252
China Pacific Insurance (Group) Co. Ltd.	161,500	612,419
China Pacific Insurance (Group) Co. Ltd. (H Shares)	1,473,428	3,629,599
China Petroleum & Chemical Corp.:
(A Shares)	437,400	326,643
(H Shares)	13,822,704	7,069,454
China Power International Development Ltd.	2,660,619	1,034,011
China Railway Group Ltd.:
(A Shares)	562,200	464,998
(H Shares)	2,356,000	1,111,948
China Railway Signal & Communications Corp. (A Shares)	234,971	150,874
China Resource Gas Group Ltd.	487,500	1,441,112
China Resources Beer Holdings Co. Ltd.	852,144	4,509,263
China Resources Cement Holdings Ltd.	1,328,000	341,467
China Resources Land Ltd.	1,668,812	6,246,544
China Resources Microelectronics Ltd. (A Shares)	39,504	287,307
China Resources Mixc Lifestyle Services Ltd. (b)	357,000	1,392,807
China Resources Pharmaceutical Group Ltd. (b)	822,000	510,624
China Resources Power Holdings Co. Ltd.	1,018,940	1,974,595
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd. (A Shares)	31,100	183,320
China Ruyi Holdings Ltd. (a)(c)	2,940,000	677,013
China Shenhua Energy Co. Ltd.:
(A Shares)	152,985	633,666
(H Shares)	1,837,202	5,630,973
China Southern Airlines Ltd.:
(A Shares) (a)	442,500	373,628
(H Shares) (a)	816,000	386,122
China State Construction Engineering Corp. Ltd. (A Shares)	1,261,840	893,236
China State Construction International Holdings Ltd.	1,065,500	1,141,300
China Taiping Insurance Group Ltd.	753,255	695,839
China Three Gorges Renewables Group Co. Ltd. (A Shares)	847,000	555,924
China Tourism Group Duty Free Corp. Ltd.:
(A Shares)	86,300	1,116,419
(H Shares) (b)	13,000	146,812
China Tower Corp. Ltd. (H Shares) (b)	23,465,000	2,188,132
China Traditional Chinese Medicine Holdings Co. Ltd.	1,612,000	794,307
China United Network Communications Ltd. (A Shares)	959,000	584,576
China Vanke Co. Ltd.:
(A Shares)	275,700	426,538
(H Shares)	1,199,300	1,122,013
China XD Electric Co. Ltd. (A Shares)	144,400	91,266
China Yangtze Power Co. Ltd. (A Shares)	740,600	2,285,180
China Zhenhua (Group) Science & Technology Co. Ltd. (A Shares)	16,200	148,235
China Zheshang Bank Co. Ltd.	662,350	231,000
ChinaSoft International Ltd.	1,420,000	1,030,235
Chongqing Brewery Co. Ltd. (A Shares)	15,100	162,047
Chongqing Changan Automobile Co. Ltd. (A Shares)	245,274	507,695
Chongqing Fuling Zhacai Group Co. Ltd. Group (A Shares)	35,360	74,685
Chongqing Rural Commercial Bank Co. Ltd. (A Shares)	245,800	142,825
Chongqing Taiji Industry Group Co. Ltd. (A Shares) (a)	16,400	94,109
Chongqing Zhifei Biological Products Co. Ltd. (A Shares)	70,950	608,228
Chow Tai Fook Jewellery Group Ltd.	1,054,400	1,488,944
CITIC Pacific Ltd.	3,034,941	2,579,514
CITIC Securities Co. Ltd.:
(A Shares)	280,000	831,319
(H Shares)	1,142,090	2,222,344
Cmoc Group Ltd.:
(A Shares)	597,400	453,056
(H Shares)	1,921,000	1,145,706
CNGR Advanced Material Co. Ltd.	19,000	141,364
CNNC Hua Yuan Titanium Dioxide Co. Ltd. (A Shares)	94,890	61,796
CNPC Capital Co. Ltd. (A Shares)	188,300	152,778
Contemporary Amperex Technology Co. Ltd.	133,220	3,383,436
COSCO Shipping Development Co. Ltd. (A Shares)	321,900	101,200
COSCO Shipping Energy Transportation Co. Ltd.:
(A Shares)	108,300	213,462
(H Shares)	680,000	721,162
COSCO SHIPPING Holdings Co. Ltd.:
(A Shares) (a)	330,720	442,005
(H Shares)	1,751,800	1,781,646
Cosco Shipping Ports Ltd.	754,473	455,168
Country Garden Holdings Co. Ltd. (a)(c)	6,470,662	578,624
Country Garden Services Holdings Co. Ltd.	1,144,000	999,292
CRRC Corp. Ltd.:
(A Shares)	791,300	578,058
(H Shares)	2,248,000	936,571
CSC Financial Co. Ltd. (A Shares)	128,600	425,368
CSPC Pharmaceutical Group Ltd.	4,687,608	4,094,484
Dajin Heavy Industry Co. Ltd.	19,700	74,635
Daqin Railway Co. Ltd. (A Shares)	456,700	450,222
Daqo New Energy Corp. ADR (a)	30,503	776,606
DaShenLin Pharmaceutical Group Co. Ltd.	35,673	116,140
Datang International Power Generation Co. Ltd. (A Shares)	295,700	104,705
DHC Software Co. Ltd. (A Shares)	101,700	87,654
Do-Fluoride New Materials Co. Ltd. (A Shares)	32,900	71,975
Dong-E-E-Jiao Co. Ltd. (A Shares)	20,300	128,807
Dongfang Electric Corp. Ltd. (A Shares)	86,100	175,441
Dongfeng Motor Group Co. Ltd. (H Shares)	1,381,000	607,950
Dongxing Securities Co. Ltd. (A Shares)	101,500	111,022
Dongyue Group Co. Ltd.	831,000	661,933
East Buy Holding Ltd. (a)(b)(c)	212,000	864,855
East Money Information Co. Ltd. (A Shares)	477,208	995,934
Eastroc Beverage Group Co. Ltd.	8,000	210,088
Ecovacs Robotics Co. Ltd. Class A	17,900	105,690
ENN Energy Holdings Ltd.	413,043	3,128,861
ENN Natural Gas Co. Ltd. (A Shares)	79,700	188,132
Eoptolink Technology, Inc. Ltd. (A Shares)	21,200	91,448
Eve Energy Co. Ltd. (A shares)	61,574	390,633
Everbright Securities Co. Ltd. (A Shares)	122,458	275,700
Everdisplay Optronics Shanghai Co. Ltd. (A Shares) (a)	330,422	118,365
Fangda Carbon New Material Co. Ltd. (A Shares) (a)	124,048	100,072
Far East Horizon Ltd.	659,000	463,697
Farasis Energy Gan Zhou Co. Ltd. (A Shares) (a)	34,876	84,015
FAW Jiefang Group Co. Ltd. (A Shares) (a)	96,100	121,117
First Capital Securities Co. Ltd. (A Shares)	133,400	106,701
Flat Glass Group Co. Ltd. (c)	220,000	395,094
Flat Glass Group Co. Ltd. (A Shares) (a)	53,600	189,320
Focus Media Information Technology Co. Ltd. (A Shares)	434,940	411,225
Foshan Haitian Flavouring & Food Co. Ltd. (A Shares)	137,976	710,251
Fosun International Ltd.	1,302,454	780,353
Founder Securities Co. Ltd. (A Shares)	238,500	247,236
Foxconn Industrial Internet Co. Ltd. (A Shares)	300,697	605,987
Fujian Sunner Development Co. Ltd. A Shares	38,000	93,481
Fuyao Glass Industries Group Co. Ltd.:
(A Shares)	52,300	266,168
(H Shares) (b)	340,400	1,551,915
G-bits Network Technology Xiamen Co. Ltd. (A Shares)	2,300	83,695
GalaxyCore, Inc. (A Shares)	47,998	120,863
Ganfeng Lithium Group Co. Ltd.:
(A Shares)	49,440	299,605
(H Shares) (b)	217,120	779,846
GCL Technology Holdings Ltd.	10,590,000	1,559,565
GD Power Development Co. Ltd. (A Shares)	520,000	258,729
GDS Holdings Ltd. Class A (a)	497,552	633,853
Geely Automobile Holdings Ltd.	3,165,517	3,593,891
GEM Co. Ltd. (A Shares)	152,100	121,901
Gemdale Corp. (A Shares)	140,500	99,172
Genscript Biotech Corp. (a)	610,000	1,773,372
GF Securities Co. Ltd.:
(A Shares)	212,700	431,570
(H Shares)	509,228	662,996
Giant Network Group Co. Ltd. (A Shares)	57,600	93,023
Gigadevice Semiconductor Beijing, Inc. (A Shares)	19,760	289,468
Ginlong Technologies Co. Ltd. (A Shares)	12,300	112,868
GoerTek, Inc. (A Shares)	100,000	246,931
Goldwind Science & Technology Co. Ltd. (A Shares)	110,800	133,254
Gongniu Group Co. Ltd. (A Shares)	13,100	189,360
GoodWe Technologies Co. Ltd. (A Shares)	5,060	80,836
Gotion High-tech Co. Ltd. (A Shares) (a)	56,400	175,622
Great Wall Motor Co. Ltd. (H Shares)	1,412,500	1,974,524
Gree Electric Appliances, Inc. of Zhuhai (A Shares)	84,200	390,612
Greenland Holdings Corp. Ltd. (A Shares) (a)	351,400	122,487
Greentown China Holdings Ltd.	527,500	511,750
GRG Banking Equipment Co. Ltd. (A Shares)	78,900	125,932
Guangdong Haid Group Co. Ltd. (A Shares)	49,000	301,695
Guangdong HEC Technology Holding Co. Ltd. (A Shares) (a)	95,800	93,209
Guangdong Investment Ltd.	1,513,126	1,032,530
Guanghui Energy Co. Ltd. (A Shares)	205,000	210,496
Guangzhou Automobile Group Co. Ltd.	261,900	358,997
Guangzhou Automobile Group Co. Ltd. (H Shares)	1,284,200	601,645
Guangzhou Baiyun International Airport Co. Ltd. (A Shares) (a)	68,400	99,039
Guangzhou Baiyunshan Pharma Health (A Shares)	44,100	179,707
Guangzhou Great Power Energy & Technology Co. Ltd. (A Shares)	14,300	60,300
Guangzhou Haige Communications Group (A Shares)	74,600	118,490
Guangzhou Kingmed Diagnostics Group Co. Ltd. (A Shares)	14,500	122,736
Guangzhou Shiyuan Electronic Technology Co. Ltd. (A Shares)	22,000	126,396
Guangzhou Tinci Materials Technology Co. Ltd. (A Shares)	56,500	215,007
Guangzhou Yuexiu Financial Holdings Group Co. Ltd. (A Shares)	129,431	116,143
Guolian Securities Co. Ltd. (a)	73,200	107,647
Guosen Securities Co. Ltd. (A Shares)	183,500	241,082
Guotai Junan Securities Co. Ltd. (A Shares)	216,900	438,169
Guoyuan Securities Co. Ltd. (A Shares)	135,170	127,947
H World Group Ltd. ADR (a)(c)	107,958	4,065,698
Haidilao International Holding Ltd. (b)	873,000	2,185,823
Haier Smart Home Co. Ltd.	1,288,000	3,673,800
Haier Smart Home Co. Ltd. (A Shares)	187,500	569,811
Hainan Airlines Co. Ltd. (A Shares) (a)	1,288,700	257,275
Hainan Airport Infrastructure Co. Ltd. (A Shares) (a)	324,600	169,117
Haitian International Holdings Ltd.	335,000	799,171
Haitong Securities Co. Ltd.:
(A Shares)	367,100	490,400
(H Shares)	1,274,800	731,973
Hangzhou Binjiang Real Estate Group Co. Ltd. (A Shares)	97,200	111,272
Hangzhou Chang Chuan Technology Co. Ltd.	19,000	106,122
Hangzhou First Applied Material Co. Ltd. (A Shares)	55,672	194,556
Hangzhou GreatStar Industrial Co. Ltd. (A Shares) (a)	34,700	94,032
Hangzhou Lion Electronics Co. Ltd. (A Shares)	21,300	93,719
Hangzhou Oxygen Plant Group Co. Ltd. (A Shares)	30,800	139,033
Hangzhou Robam Appliances Co. Ltd. (A Shares)	29,400	92,773
Hangzhou Silan Microelectronics Co. Ltd. (A Shares)	44,800	148,783
Hangzhou Tigermed Consulting Co. Ltd. (A Shares)	10,700	97,640
Hansoh Pharmaceutical Group Co. Ltd. (b)	624,000	1,174,052
Haohua Chemical Science & Technology Co. Ltd. (A Shares)	20,900	87,866
Hebei Hengshui Laobaigan Liquor Co. Ltd.	24,500	79,695
Hebei Yangyuan Zhihui Beverage Co. Ltd. (A Shares)	35,000	119,109
Heilongjiang Agriculture Co. Ltd. (A Shares)	58,000	101,016
Henan Shenhuo Coal & Power Co. Ltd. (A Shares)	71,100	159,858
Henan Shuanghui Investment & Development Co. Ltd. (A Shares)	102,600	367,304
Hengan International Group Co. Ltd.	347,900	1,165,221
Hengdian Group DMEGC Magnetics Co. Ltd. (A Shares)	50,900	101,367
Hengli Petrochemical Co. Ltd. (A Shares) (a)	208,320	417,411
Hengtong Optic-electric Co. Ltd. (A Shares)	73,500	132,550
Hengyi Petrochemical Co. Ltd. (A Shares) (a)	120,280	118,267
Hesteel Co. Ltd. (A Shares)	340,100	104,148
Hisense Electric Co. Ltd.	38,700	123,185
Hithink RoyalFlush Information Network Co. Ltd. (A Shares)	16,700	320,805
Hongfa Technology Co. Ltd. (A Shares)	16,980	67,393
Hoshine Silicon Industry Co. Ltd. (A Shares)	22,200	173,744
Hoymiles Power Electronics, Inc. (A Shares)	2,372	72,655
Hoyuan Green Energy Co. Ltd. (A Shares)	16,209	82,789
Hua Hong Semiconductor Ltd. (a)(b)	312,000	768,170
Huadian Power International Corp. Ltd. (A Shares)	253,200	169,836
Huadong Medicine Co. Ltd. (A Shares)	52,400	307,911
Huafon Chemical Co. Ltd. (A Shares)	159,700	158,391
Huagong Tech Co. Ltd. (A Shares)	27,500	106,293
Huaibei Mining Holdings Co. Ltd. (A Shares)	79,600	159,586
Hualan Biological Engineer, Inc. (A Shares)	53,370	171,270
Huaneng Power International, Inc.:
(A Shares) (a)	319,600	332,535
(H Shares) (a)	2,162,186	1,011,800
Huatai Securities Co. Ltd.:
(A Shares)	189,400	415,171
(H Shares) (b)	750,400	982,426
HUAXI Securities Co. Ltd.	80,700	87,458
Huaxia Bank Co. Ltd. (A Shares)	391,758	299,977
Huayu Automotive Systems Co. Ltd. (A Shares)	98,300	235,800
Hubei Feilihua Quartz Glass Co. Ltd. (A Shares)	15,700	85,022
Hubei Jumpcan Pharmaceutical Co. Ltd. (A Shares)	28,300	104,867
Hubei Xingfa Chemicals Group Co. Ltd. (A Shares)	34,100	91,622
Huizhou Desay SV Automotive Co. Ltd.	16,600	285,018
Humanwell Healthcare Group Co. Ltd. (A Shares)	51,300	164,043
Hunan Changyuan Lico Co. Ltd. (A Shares)	61,437	71,631
Hunan Valin Steel Co. Ltd. (A Shares)	221,600	176,587
Hundsun Technologies, Inc. (A Shares)	57,119	243,281
Hygeia Healthcare Holdings Co. (b)	184,200	1,112,212
iFlytek Co. Ltd. (A Shares)	69,100	431,110
IMEIK Technology Development Co. Ltd. (A Shares)	6,700	302,132
Industrial & Commercial Bank of China Ltd.:
(A Shares)	4,401,000	2,846,460
(H Shares)	30,390,000	14,564,248
Industrial Bank Co. Ltd. (A Shares)	619,100	1,276,802
Industrial Securities Co. Ltd. (A Shares)	266,670	227,573
Ingenic Semiconductor Co. Ltd. (A Shares)	15,300	154,547
Inner Mongoli Yili Industries Co. Ltd. (A Shares)	190,200	713,179
Inner Mongolia Baotou Steel Union Co. Ltd. (A Shares) (a)	1,313,500	291,067
Inner Mongolia Dian Tou Energy Corp. Ltd.	60,800	113,127
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd. (A Shares)	230,600	126,130
Inner Mongolia Yitai Coal Co. Ltd. (B Shares) (a)	631,290	866,427
Inner Mongolia Yuan Xing Energy Co. Ltd. (A Shares)	113,000	105,131
Innovent Biologics, Inc. (a)(b)	605,000	3,565,364
Inspur Electronic Information Industry Co. Ltd. (A Shares)	45,972	186,329
iQIYI, Inc. ADR (a)	231,280	1,077,765
iRay Technology Co. Ltd. (A Shares)	3,046	93,864
iSoftStone Information Technology Group Co. Ltd. (A Shares)	27,450	134,256
JA Solar Technology Co. Ltd. (A Shares)	100,304	307,336
Jason Furniture Hangzhou Co. Ltd. (A Shares)	25,720	130,223
JCET Group Co. Ltd. (A Shares)	56,900	240,181
JD Health International, Inc. (a)(b)	582,150	2,644,288
JD Logistics, Inc. (a)(b)	1,042,100	1,233,947
JD.com, Inc. Class A	1,224,050	15,561,546
Jiangsu Eastern Shenghong Co. Ltd.	191,200	278,200
Jiangsu Expressway Co. Ltd. (H Shares)	658,000	598,216
Jiangsu Hengli Hydraulic Co. Ltd.	41,676	320,808
Jiangsu Hengrui Medicine Co. Ltd. (A Shares)	192,658	1,261,800
Jiangsu King's Luck Brewery JSC Ltd. (A Shares)	37,300	298,291
Jiangsu Nhwa Pharmaceutical Co. Ltd. (A Shares)	29,700	106,759
Jiangsu Pacific Quartz Co. Ltd. (A Shares)	11,400	143,346
Jiangsu Phoenix Publishing & Media Corp. Ltd.	76,100	99,975
Jiangsu Yanghe Brewery JSC Ltd. (A Shares)	45,100	752,196
Jiangsu Yangnong Chemical Co. Ltd. (A Shares)	12,870	118,843
Jiangsu Yoke Technology Co. Ltd. (A Shares)	14,800	116,879
Jiangsu Yuyue Medical Equipment & Supply Co. Ltd. (A Shares)	31,400	144,423
Jiangsu Zhongtian Technology Co. Ltd. (A Shares)	101,000	193,476
Jiangxi Copper Co. Ltd.:
(A Shares)	83,300	208,821
(H Shares)	584,000	825,751
Jiangxi Special Electric Motor Co. Ltd. (A Shares) (a)	52,400	85,802
Jinduicheng Molybdenum Co. Ltd. (A Shares)	91,100	125,076
Jinko Solar Co. Ltd. (A Shares)	194,730	252,683
JiuGui Liquor Co. Ltd. (A Shares)	10,000	104,487
Jiumaojiu International Holdings Ltd. (b)	497,000	540,795
Jizhong Energy Resources Co. Ltd. (A Shares)	112,700	98,943
Joincare Pharmaceutical Group Industry Co. Ltd. (A Shares)	56,200	91,095
Jointown Pharmaceutical Group (A Shares)	123,074	119,792
Jonjee Hi-Tech Industrial & Commercial Holding Co. Ltd. (A Shares) (a)	24,300	111,639
JOYY, Inc. ADR	23,693	922,132
Juewei Food Co. Ltd.	18,600	89,825
Juneyao Airlines Co. Ltd. (A shares) (a)	64,600	128,829
Kangmei Pharmaceutical Co. Ltd. rights (a)(d)	18,271	0
Kanzhun Ltd. ADR (a)	114,357	1,692,484
KE Holdings, Inc. ADR	343,119	5,047,280
Keda Industrial Group Co. Ltd.	58,500	87,141
Kingboard Chemical Holdings Ltd.	347,900	847,233
Kingdee International Software Group Co. Ltd. (a)	1,451,000	1,925,286
Kingnet Network Co. Ltd. (A Shares)	64,400	95,029
Kingsoft Corp. Ltd.	498,400	1,739,156
Kuaishou Technology Class B (a)(b)	1,209,600	7,789,639
Kuang-Chi Technologies Co. Ltd. (A Shares)	67,600	129,322
Kunlun Energy Co. Ltd.	2,061,000	1,717,027
Kunlun Tech Co. Ltd. (A Shares) (a)	35,500	152,800
Kweichow Moutai Co. Ltd. (A Shares)	38,100	8,776,496
Lb Group Co. Ltd. (A Shares)	75,800	192,956
Lenovo Group Ltd.	3,797,000	4,418,691
Lens Technology Co. Ltd. (A Shares)	145,400	259,804
Lepu Medical Technology Beijing Co. Ltd. (A Shares)	56,900	134,022
Li Auto, Inc. Class A (a)	585,636	9,905,230
Li Ning Co. Ltd.	1,237,500	3,792,200
Liaoning Port Co. Ltd. (A Shares)	562,700	116,130
Lingyi iTech Guangdong Co. (A Shares)	218,900	181,993
Livzon Pharmaceutical Group, Inc. (A Shares)	19,100	91,436
Longfor Properties Co. Ltd. (b)	989,095	1,439,886
LONGi Green Energy Technology Co. Ltd.	228,599	754,694
Lufax Holding Ltd. ADR	361,053	344,733
Luxi Chemical Group Co. Ltd.	61,500	95,479
Luxshare Precision Industry Co. Ltd. (A Shares)	214,524	963,449
Luzhou Laojiao Co. Ltd. (A Shares)	44,400	1,300,721
Mango Excellent Media Co. Ltd. (A Shares)	56,170	194,191
Maxscend Microelectronics Co. Ltd. (A Shares)	16,028	330,744
Meihua Holdings Group Co. Ltd. (A Shares)	92,700	120,420
Meinian Onehealth Healthcare Holdings Co. Ltd. (A Shares) (a)	121,488	102,438
Meituan Class B (a)(b)	2,643,420	37,470,516
Metallurgical Corp. China Ltd. (A Shares)	560,500	253,673
Microport Scientific Corp. (a)	434,300	684,357
Ming Yang Smart Energy Group Ltd. (A Shares)	72,600	138,812
MINISO Group Holding Ltd. ADR	49,704	1,258,008
Minth Group Ltd.	396,000	883,962
Montage Technology Co. Ltd. (A Shares)	33,848	255,218
Muyuan Foodstuff Co. Ltd. (A Shares)	164,554	848,762
Nanjing King-Friend Biochemical Pharmaceutical Co. Ltd.	49,253	85,195
Nanjing Securities Co. Ltd. (A Shares)	92,500	101,723
NARI Technology Co. Ltd. (A Shares)	238,675	737,076
National Silicon Industry Group Co. Ltd. (A Shares) (a)	81,486	202,244
NAURA Technology Group Co. Ltd.	15,700	550,736
NavInfo Co. Ltd. (A Shares) (a)	77,300	105,751
NetEase, Inc.	1,008,020	21,573,191
New China Life Insurance Co. Ltd.	46,800	213,920
New China Life Insurance Co. Ltd. (H Shares)	480,500	1,054,054
New Hope Liuhe Co. Ltd. (A Shares) (a)	139,900	194,181
New Oriental Education & Technology Group, Inc. (a)	784,110	5,112,427
Ninestar Corp. (A Shares)	44,100	147,959
Ningbo Deye Technology Co. Ltd. (A Shares)	12,660	119,799
Ningbo Joyson Electronic Corp. (A shares)	41,500	107,033
Ningbo Orient Wires & Cables Co. Ltd. (A Shares)	21,100	121,509
Ningbo Ronbay New Energy Technology Co. Ltd. (A Shares)	13,650	82,703
Ningbo Shanshan Co. Ltd. (A Shares)	66,800	127,902
Ningbo Tuopu Group Co. Ltd. (A Shares)	33,000	291,547
Ningxia Baofeng Energy Group Co. Ltd.	215,200	424,403
NIO, Inc. sponsored ADR (a)(c)	722,055	5,271,002
Nongfu Spring Co. Ltd. (H Shares) (b)	929,800	5,295,902
North Industries Group Red Arrow Co. Ltd. (A Shares)	41,900	81,712
Offcn Education Technology Co. A Shares (a)	193,800	104,700
Offshore Oil Enginering Co. Ltd. (A Shares)	137,300	116,673
Oppein Home Group, Inc. (A Shares)	14,980	178,288
Orient Securities Co. Ltd. (A Shares)	216,839	257,219
Oriental Pearl Group Co. Ltd.	101,400	102,373
Ovctek China, Inc. (A Shares)	28,089	96,882
Pangang Group Vanadium Titanium & Resources Co. Ltd. (A Shares) (a)	269,000	128,476
PDD Holdings, Inc. ADR (a)	311,502	31,592,533
People's Insurance Co. of China Group Ltd.:
(A Shares)	359,300	262,340
(H Shares)	4,414,552	1,456,623
People.cn Co. Ltd. (A Shares)	33,400	148,107
Perfect World Co. Ltd. (A Shares)	60,700	99,650
PetroChina Co. Ltd.:
(A Shares)	735,100	716,203
(H Shares)	10,905,790	7,118,380
Pharmaron Beijing Co. Ltd. (A Shares)	43,800	199,224
PICC Property & Casualty Co. Ltd. (H Shares)	3,603,568	4,115,113
Ping An Bank Co. Ltd. (A Shares)	571,500	817,583
Ping An Healthcare and Technology Co. Ltd. (a)(b)(c)	299,600	699,844
Ping An Insurance Group Co. of China Ltd.:
(A Shares)	336,996	2,094,319
(H Shares)	3,492,141	17,713,804
Piotech, Inc. (A Shares)	5,616	194,075
Poly Developments & Holdings (A Shares)	356,400	536,482
Pop Mart International Group Ltd. (b)	250,800	692,336
Postal Savings Bank of China Co. Ltd.	708,700	442,783
Postal Savings Bank of China Co. Ltd. (H Shares) (b)	4,456,000	2,033,849
Power Construction Corp. of China Ltd. (A Shares)	513,700	369,458
Pylon Technologies Co. Ltd. (Series A)	5,525	86,041
Qi An Xin Technology Group, Inc. (A Shares) (a)	19,910	125,612
Qifu Technology, Inc. ADR	59,768	883,969
Qinghai Salt Lake Potash Co. Ltd. Class A (a)	167,100	386,946
Raytron Technology Co. Ltd. (A Shares)	13,912	89,606
Risen Energy Co. Ltd. (A Shares)	36,600	88,891
Riyue Heavy Industry Co. Ltd. (A Shares)	31,700	61,007
Rockchip Electronics Co. Ltd.	8,900	79,317
Rongsheng Petrochemical Co. Ltd. (A Shares)	303,400	472,642
SAIC Motor Corp. Ltd. (A Shares)	226,600	450,000
Sailun Group Co. Ltd. A Shares	90,600	139,143
Sanan Optoelectronics Co. Ltd. (A Shares)	149,500	304,333
Sangfor Technologies, Inc. (a)	12,400	142,277
Sany Heavy Equipment International Holdings Co. Ltd.	585,000	768,466
Sany Heavy Industry Co. Ltd. (A Shares)	253,500	501,338
Satellite Chemical Co. Ltd. (A Shares)	105,230	233,923
SDIC Capital Co. Ltd.	196,900	183,991
SDIC Power Holdings Co. Ltd. (A Shares)	221,200	369,034
Seazen Holdings Co. Ltd. (A Shares) (a)	70,200	114,019
Seres Group Co. Ltd. (A Shares) (a)	46,200	515,748
SF Holding Co. Ltd. (A Shares)	146,400	785,651
SG Micro Corp. (A Shares)	14,592	178,962
Shaanxi Coal Industry Co. Ltd. (A Shares)	288,000	710,165
Shan Xi Hua Yang Group New Energy Co. Ltd.	112,350	123,912
Shandong Buchang Pharmaceuticals Co. Ltd. (A Shares)	34,188	81,066
Shandong Gold Mining Co. Ltd.:
(A Shares)	140,644	456,748
(H Shares) (b)	333,500	624,788
Shandong Himile Mechanical Science & Technology Co. Ltd. (A Shares)	23,400	102,890
Shandong Hualu Hengsheng Chemical Co. Ltd. (A Shares)	66,800	293,852
Shandong Linglong Tyre Co. Ltd. (A Shares)	44,700	122,369
Shandong Nanshan Aluminum Co. Ltd. (A Shares)	367,800	155,896
Shandong Sun Paper Industry JSC Ltd. (A Shares)	83,100	141,274
Shandong Weigao Medical Polymer Co. Ltd. (H Shares)	1,307,200	1,213,332
Shanghai Aiko Solar Energy Co. Ltd. (A Shares)	57,820	154,962
Shanghai Bairun Investment Holding Group Co. Ltd. (A Shares)	32,660	117,581
Shanghai Baosight Software Co. Ltd.	322,962	664,214
Shanghai Baosight Software Co. Ltd. (A Shares)	65,068	379,500
Shanghai Construction Group Co. Ltd. (A Shares)	285,794	102,788
Shanghai Electric Group Co. Ltd. (A Shares) (a)	397,600	241,407
Shanghai Electric Power Co. Ltd. (A Shares)	88,600	105,854
Shanghai Fosun Pharmaceutical (Group) Co. Ltd.:
(A Shares)	90,900	353,584
(H Shares)	235,500	543,405
Shanghai Friendess Electronic Technology Corp. Ltd. (A Shares)	4,341	143,444
Shanghai Fudan Microelectronics Group Co. Ltd. (A Shares)	15,590	103,245
Shanghai International Airport Co. Ltd. (A Shares) (a)	38,600	196,406
Shanghai International Port Group Co. Ltd. (A Shares)	205,143	140,239
Shanghai Jinjiang International Hotels Co. Ltd. (A Shares)	28,400	127,537
Shanghai Junshi Biosciences Co. Ltd. (A Shares) (a)	23,119	144,999
Shanghai Lingang Holdings Corp. Ltd. (A Shares)	71,300	104,594
Shanghai M&G Stationery, Inc. (A Shares)	28,300	149,964
Shanghai Moons' Electric Co. Ltd. (A Shares)	12,500	112,688
Shanghai Pharmaceuticals Holding Co. Ltd.:
(A Shares)	150,400	370,639
(H Shares)	296,909	431,943
Shanghai Pudong Development Bank Co. Ltd. (A Shares)	867,209	808,714
Shanghai Putailai New Energy Technology Co. Ltd.	58,974	201,777
Shanghai RAAS Blood Products Co. Ltd. (A Shares)	198,200	189,308
Shanghai Rural Commercial Bank Co. Ltd. (A Shares)	273,800	223,104
Shanghai Yuyuan Tourist Mart Group Co. Ltd.	116,900	103,868
Shanxi Coal International Energy Group Co. Ltd. (A Shares)	54,400	121,239
Shanxi Lu'an Environmental Energy Development Co. Ltd. (A Shares)	93,700	243,814
Shanxi Meijin Energy Co. Ltd. (A Shares) (a)	131,800	126,397
Shanxi Securities Co. Ltd. (A Shares)	113,460	87,164
Shanxi Taigang Stainless Steel Co. Ltd. (A Shares)	183,800	98,269
Shanxi Xinghuacun Fen Wine Factory Co. Ltd. (A Shares)	36,860	1,245,240
Shanxi Xishan Coal & Electricity Power Co. Ltd. (A Shares)	157,890	186,784
Shede Spirits Co. Ltd. (A Shares)	9,500	149,607
Shenergy Co. Ltd. (A Shares)	141,900	114,278
Shenghe Resources Holding Co. Ltd. (A Shares)	53,800	78,668
Shengyi Technology Co. Ltd.	74,500	179,172
Shennan Circuits Co. Ltd. (A Shares)	16,340	155,470
Shenwan Hongyuan Group Co. Ltd. (A Shares)	656,300	393,852
Shenzhen Capchem Technology Co. Ltd. (A Shares)	23,220	140,145
Shenzhen Dynanonic Co. Ltd. (A Shares)	8,640	92,944
Shenzhen Energy Group Co. Ltd. (A Shares)	144,660	122,196
Shenzhen Inovance Technology Co. Ltd. (A Shares)	39,500	326,579
Shenzhen International Holdings Ltd.	760,519	501,276
Shenzhen Kaifa Technology Co. Ltd. (A Shares)	41,700	98,110
Shenzhen Kangtai Biological Products Co. Ltd.	33,520	139,017
Shenzhen Kedali Industry Co. Ltd.	7,800	96,899
Shenzhen Kstar Science & Technology Co. Ltd. (A Shares)	18,200	64,930
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares) (a)	37,100	1,450,366
Shenzhen New Industries Biomedical Engineering Co. Ltd.	24,700	232,345
Shenzhen Overseas Chinese Town Co. Ltd. (A Shares) (a)	253,400	125,255
Shenzhen Salubris Pharmaceuticals Co. Ltd. (A Shares)	35,000	155,837
Shenzhen SC New Energy Technology Corp. (A Shares)	10,900	108,817
Shenzhen Sed Industry Co. Ltd. (A Shares)	33,700	88,307
Shenzhen Senior Technology Material Co. Ltd. (A Shares)	38,758	81,435
Shenzhen Sunlord Electronics Co. Ltd. (A Shares)	24,800	99,006
Shenzhen Transsion Holdings Co. Ltd. (A Shares) (a)	24,352	447,602
Shenzhen YUTO Packaging Technology Co. Ltd. (A Shares)	29,800	106,996
Shenzhou International Group Holdings Ltd.	431,600	4,239,379
Shijiazhuang Yiling Pharmaceutical Co. Ltd. (A Shares)	52,260	158,793
Shuangliang Eco-Energy Systems Ltd. (A Shares)	46,200	59,142
Sichuan Chuantou Energy Co. Ltd. (A Shares)	131,400	264,282
Sichuan Hebang Biotechnology Co. Ltd. (A Shares)	286,600	93,296
Sichuan Kelun Pharmaceutical Co. Ltd. (A Shares)	44,300	166,429
Sichuan New Energy Power Co. Ltd. (A Shares) (a)	45,200	72,426
Sichuan Road & Bridge (Group) Co. Ltd. (A Shares)	221,760	233,759
Sichuan Swellfun Co. Ltd. (A Shares)	15,100	126,217
Sichuan Yahua Industrial Group Co. Ltd. (A Shares)	37,200	71,662
Sieyuan Electric Co. Ltd. (A Shares)	23,600	159,092
Silergy Corp.	170,000	1,518,263
Sinolink Securities Co. Ltd. (A Shares)	103,900	129,865
Sinoma International Engineering Co. Ltd. (A Shares)	76,700	103,448
Sinoma Science & Technology Co. Ltd. (A Shares)	52,200	123,429
Sinomine Resource Group Co. Ltd. (A Shares)	20,272	103,658
Sinopec Shanghai Petrochemical Co. Ltd. (A Shares) (a)	239,600	98,024
Sinopharm Group Co. Ltd. (H Shares)	702,200	1,679,159
Sinotruk Hong Kong Ltd.	361,500	680,886
SKSHU Paint Co. Ltd. (A Shares)	16,548	134,727
Smoore International Holdings Ltd. (b)(c)	939,000	723,648
Songcheng Performance Development Co. Ltd. (A Shares)	80,160	120,399
Soochow Securities Co. Ltd. (A Shares)	152,860	167,640
Southwest Securities Co. Ltd. (A Shares)	202,500	113,523
Spring Airlines Co. Ltd. (A Shares) (a)	31,000	232,098
StarPower Semiconductor Ltd. (A Shares)	5,400	127,142
Sungrow Power Supply Co. Ltd. (A Shares)	44,800	516,373
Sunny Optical Technology Group Co. Ltd.	372,900	3,124,132
Sunresin New Materials Co. Ltd. (A Shares)	14,450	107,406
Sunwoda Electronic Co. Ltd. (A Shares)	52,400	115,435
SUPCON Technology Co. Ltd. (A Shares)	22,680	135,357
Suzhou Dongshan Precision Manufacturing Co. Ltd. (A Shares)	53,300	136,527
Suzhou Maxwell Technologies Co. Ltd. (A Shares)	8,640	142,690
Suzhou TFC Optical Communication Co. Ltd. (A Shares)	11,800	115,403
TAL Education Group ADR (a)	230,447	2,021,020
Tangshan Jidong Cement Co. Ltd. A Shares	84,900	83,023
TBEA Co. Ltd. (A Shares)	146,700	280,809
TCL Technology Group Corp. (A Shares)	556,570	299,337
TCL Zhonghuan Renewable Energy Technology Co. Ltd. (A Shares)	119,375	301,444
Tencent Holdings Ltd.	3,491,200	129,204,969
Tencent Music Entertainment Group ADR (a)	392,051	2,846,290
Thunder Software Technology Co. Ltd. (A Shares)	14,300	137,429
Tianjin 712 Communication & Broadcasting Co. Ltd.	24,300	88,423
Tianma Microelectronics Co. Ltd. (A Shares) (a)	81,700	109,482
Tianqi Lithium Corp. (A Shares)	44,500	334,892
Tianshan Aluminum Group Co. Ltd.	122,400	108,432
Tianshui Huatian Technology Co. Ltd. (A Shares)	104,900	128,142
Tingyi (Cayman Islands) Holding Corp.	1,045,000	1,387,041
Titan Wind Energy Suzhou Co. Ltd. (A Shares) (a)	55,300	100,880
Tongcheng Travel Holdings Ltd. (a)	652,000	1,245,614
TongFu Microelectronics Co. Ltd. (A Shares)	48,200	135,356
Tongkun Group Co. Ltd. (A Shares) (a)	74,600	147,387
Tongling Nonferrous Metals Group Co. Ltd. (A Shares)	332,600	141,299
Tongwei Co. Ltd. (A Shares)	135,600	506,616
Topchoice Medical Corp. (a)	10,000	122,557
Topsports International Holdings Ltd. (b)	978,000	822,441
TravelSky Technology Ltd. (H Shares)	498,000	786,707
Trina Solar Co. Ltd. (A Shares)	67,540	275,843
Trip.com Group Ltd. (a)	286,393	9,760,739
Tsingtao Brewery Co. Ltd.:
(A Shares)	19,800	226,308
(H Shares)	334,000	2,532,899
Uni-President China Holdings Ltd.	727,000	494,790
Unigroup Guoxin Microelectronics Co. Ltd. (a)	25,439	262,330
Unisplendour Corp. Ltd. (A Shares) (a)	85,810	230,299
Universal Scientific Industrial Shanghai Co. Ltd. (A Shares)	53,600	106,482
Verisilicon Microelectronics Shanghai Co. Ltd. (A Shares) (a)	13,758	100,415
Vipshop Holdings Ltd. ADR (a)	177,788	2,535,257
Walvax Biotechnology Co. Ltd. (A Shares)	51,800	164,937
Wanda Film Holding Co. Ltd. (A Shares) (a)	67,400	115,127
Wanhua Chemical Group Co. Ltd. (A Shares)	93,800	1,138,049
Want Want China Holdings Ltd.	2,530,418	1,572,300
Weibo Corp. sponsored ADR	42,609	504,064
Weichai Power Co. Ltd.:
(A Shares)	172,100	327,144
(H Shares)	1,086,000	1,625,549
Weihai Guangwei Composites Co. Ltd. (A Shares)	25,440	89,116
Wens Foodstuffs Group Co. Ltd. (A Shares)	196,700	505,279
Western Mining Co. Ltd. (A Shares)	75,000	128,965
Western Securities Co. Ltd. (A Shares)	139,500	127,005
Western Superconducting Technologies Co. Ltd. (A Shares)	20,343	128,630
Will Semiconductor Ltd.	36,430	549,754
Wingtech Technology Co. Ltd. (A Shares) (a)	38,800	264,158
Wintime Energy Group Co. Ltd. (A Shares) (a)	597,400	111,926
Wuchan Zhongda Group Co. Ltd.	168,600	105,363
Wuhan Guide Infrared Co. Ltd. (A Shares)	134,368	145,587
Wuliangye Yibin Co. Ltd. (A Shares)	117,200	2,498,833
WUS Printed Circuit Kunshan Co. Ltd. (A Shares)	58,860	157,647
WuXi AppTec Co. Ltd.	85,284	1,008,540
WuXi AppTec Co. Ltd. (H Shares) (b)(c)	185,268	2,226,281
Wuxi Autowell Technology Co. Ltd. (A Shares)	4,855	90,718
Wuxi Biologics (Cayman), Inc. (a)(b)	1,994,000	12,398,177
XCMG Construction Machinery Co. Ltd. (A Shares)	346,200	271,196
Xiamen C&D, Inc. (A Shares)	95,025	127,001
Xiamen Faratronic Co. Ltd. (A Shares)	7,000	95,540
Xiamen Tungsten Co. Ltd. (A Shares)	44,800	103,847
Xiaomi Corp. Class B (a)(b)	8,003,400	14,350,289
Xinjiang Daqo New Energy Co. Ltd. (A Shares)	53,526	261,445
Xinyi Solar Holdings Ltd.	2,563,538	1,508,666
XPeng, Inc. Class A (a)	540,550	3,928,056
XTEP International Holdings Ltd.	765,500	695,941
Yadea Group Holdings Ltd. (b)	644,000	1,175,532
Yangzhou Yangjie Electronic Technology Co. Ltd. (A Shares)	16,300	84,649
Yankuang Energy Group Co. Ltd.:
(A Shares)	124,500	332,621
(H Shares)	1,186,000	2,059,796
Yantai Jereh Oilfield Services (A Shares)	31,100	121,628
Yealink Network Technology Corp. Ltd.	40,670	185,582
Yifeng Pharmacy Chain Co. Ltd.	31,570	141,449
Yihai International Holding Ltd.	276,000	502,292
Yihai Kerry Arawana Holdings Co. Ltd. (A Shares)	45,000	215,242
Yintai Gold Co. Ltd. (A Shares)	86,880	160,770
Yonghui Superstores Co. Ltd. (A Shares) (a)	270,500	113,897
YongXing Special Materials Technology Co. Ltd. (A Shares)	16,770	114,718
Yonyou Network Technology Co. Ltd. (A Shares)	102,820	230,343
Youngor Group Co. Ltd. (A Shares)	135,387	124,963
YTO Express Group Co. Ltd. (A Shares)	107,400	199,483
Yuan Longping High-tech Agriculture Co. Ltd. (A Shares) (a)	40,700	91,741
Yuexiu Property Co. Ltd.	836,380	869,967
Yum China Holdings, Inc.	218,086	11,462,600
Yunda Holding Co. Ltd. (A Shares)	90,460	112,773
Yunnan Aluminium Co. Ltd. (A Shares)	109,200	207,624
Yunnan Baiyao Group Co. Ltd. (A Shares)	53,660	372,921
Yunnan Botanee Bio-Technology Group Co., Ltd. (A Shares)	12,500	134,819
Yunnan Chihong Zinc & Germanium Co. Ltd. (A Shares)	142,500	100,798
Yunnan Energy New Material Co. Ltd.	28,400	260,723
Yunnan Tin Co. Ltd. (A Shares)	49,600	95,831
Yunnan Yuntianhua Co. Ltd. (Series A)	57,100	130,045
Yutong Bus Co. Ltd.	63,900	119,160
Zai Lab Ltd. (a)	491,220	1,253,621
Zangge Mining Co. Ltd. (Series A)	48,900	149,683
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd. (A Shares)	18,200	622,951
Zhaojin Mining Industry Co. Ltd. (H Shares)	683,500	847,368
Zhefu Holding Group Co. Ltd. (A Shares)	174,400	88,213
Zhejiang Century Huatong Group Co. Ltd. (A Shares) (a)	232,310	187,738
Zhejiang China Commodities City Group Co. Ltd. (A Shares)	169,500	180,379
Zhejiang Chint Electric Co. Ltd. (A Shares)	66,500	210,171
Zhejiang Dahua Technology Co. Ltd. (A Shares) (a)	99,800	278,630
Zhejiang Dingli Machinery Co. Ltd. (A Shares)	15,740	117,241
Zhejiang Expressway Co. Ltd. (H Shares)	672,000	505,838
Zhejiang Huahai Pharmaceutical Co. Ltd. (A Shares)	45,490	100,604
Zhejiang Huayou Cobalt Co. Ltd. (A Shares)	47,215	237,677
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd. (A Shares)	40,600	241,487
Zhejiang Jiuzhou Pharmaceutical Co. Ltd. (A Shares)	27,700	112,591
Zhejiang Juhua Co. Ltd. (A Shares)	84,300	174,561
Zhejiang Longsheng Group Co. Ltd. (A Shares)	84,600	102,946
Zhejiang NHU Co. Ltd. (A Shares)	96,436	213,272
Zhejiang Sanhua Intelligent Controls Co. Ltd. (A Shares)	53,400	195,480
Zhejiang Supor Cookware Co. Ltd.	16,400	112,479
Zhejiang Weiming Enviroment Protection Co. Ltd. (A Shares)	52,130	127,892
Zhejiang Weixing New Building Materials Co. Ltd. (A Shares)	50,300	113,399
Zhejiang Zheneng Electric Power Co. Ltd. (A Shares) (a)	330,300	207,712
Zheshang Securities Co. Ltd.	122,400	168,607
ZhongAn Online P & C Insurance Co. Ltd. (H Shares) (a)(b)	372,300	1,020,332
Zhongji Innolight Co. Ltd. (A Shares)	25,000	301,236
Zhongjin Gold Co. Ltd. (A Shares)	143,300	213,081
Zhongsheng Group Holdings Ltd. Class H	438,600	1,012,857
Zhongtai Securities Co. Ltd. (A Shares)	198,700	194,534
Zhuzhou CRRC Times Electric Co. Ltd.:
(A Shares)	15,617	82,686
(H Shares)	285,627	921,823
Zhuzhou Kibing Group Co. Ltd. (A Shares)	83,600	91,216
Zibo Qixiang Tengda Chemical Co. Ltd. (A Shares)	72,500	58,003
Zijin Mining Group Co. Ltd.:
(A Shares) (a)	366,600	621,899
(H Shares)	3,148,000	4,869,679
Zoomlion Heavy Industry Science and Technology Co. Ltd. (A Shares)	193,500	169,830
ZTE Corp.:
(A Shares)	139,200	497,803
(H Shares)	372,800	828,458
ZTO Express, Inc. sponsored ADR	223,898	5,277,276
TOTAL CHINA		972,223,200
Colombia - 0.1%
Bancolombia SA	123,210	878,575
Interconexion Electrica SA ESP	226,854	799,170
TOTAL COLOMBIA		1,677,745
Czech Republic - 0.2%
CEZ A/S (c)	84,565	3,618,465
Komercni Banka A/S	43,215	1,265,637
MONETA Money Bank A/S (b)	180,736	698,237
TOTAL CZECH REPUBLIC		5,582,339
Egypt - 0.1%
Commercial International Bank SAE	1,343,412	2,621,663
Eastern Co. SAE	554,691	471,734
EFG-Hermes Holding SAE	589,184	318,169
TOTAL EGYPT		3,411,566
Greece - 0.4%
Alpha Bank SA (a)	1,170,528	1,746,335
Eurobank Ergasias Services and Holdings SA (a)	1,358,384	2,216,326
Ff Group (a)(d)	1,944	0
Hellenic Telecommunications Organization SA	102,399	1,433,449
Jumbo SA	60,979	1,604,014
Motor Oil (HELLAS) Corinth Refineries SA	34,727	826,754
Mytilineos SA	56,169	2,078,946
National Bank of Greece SA (a)	286,892	1,639,226
OPAP SA	97,924	1,657,814
Piraeus Financial Holdings SA (a)	358,975	1,059,730
Public Power Corp. of Greece (a)	108,370	1,104,236
TOTAL GREECE		15,366,830
Hong Kong - 0.1%
Kingboard Laminates Holdings Ltd.	497,500	466,551
Nine Dragons Paper (Holdings) Ltd.	875,000	498,120
Orient Overseas International Ltd.	70,000	882,686
Sino Biopharmaceutical Ltd.	5,435,750	2,111,676
Vinda International Holdings Ltd. (c)	190,000	469,534
TOTAL HONG KONG		4,428,567
Hungary - 0.2%
MOL Hungarian Oil and Gas PLC Series A (For. Reg.)	236,921	1,885,144
OTP Bank PLC	124,498	4,632,727
Richter Gedeon PLC	74,366	1,743,677
TOTAL HUNGARY		8,261,548
India - 14.8%
ABB India Ltd.	28,208	1,390,822
Adani Enterprises Ltd.	88,823	2,448,521
Adani Green Energy Ltd. (a)	165,414	1,826,975
Adani Ports & Special Economic Zone Ltd.	275,039	2,593,898
Adani Power Ltd. (a)	404,475	1,761,927
Ambuja Cements Ltd.	313,498	1,598,902
Apollo Hospitals Enterprise Ltd.	52,620	3,045,956
Ashok Leyland Ltd.	761,178	1,534,212
Asian Paints Ltd.	200,191	7,208,982
Astral Ltd.	62,691	1,393,182
AU Small Finance Bank Ltd. (b)	87,183	700,510
Aurobindo Pharma Ltd.	136,634	1,393,840
Avenue Supermarts Ltd. (a)(b)	85,139	3,716,147
Axis Bank Ltd.	1,187,360	14,006,463
Bajaj Auto Ltd.	35,427	2,259,247
Bajaj Finance Ltd.	142,192	12,796,247
Bajaj Finserv Ltd.	197,469	3,722,307
Bajaj Holdings & Investment Ltd.	13,848	1,151,757
Balkrishna Industries Ltd.	40,013	1,226,907
Bandhan Bank Ltd. (b)	378,616	974,637
Bank of Baroda	535,979	1,263,420
Berger Paints India Ltd.	155,176	1,040,875
Bharat Electronics Ltd.	1,897,412	3,038,925
Bharat Forge Ltd.	133,085	1,629,611
Bharat Petroleum Corp. Ltd.	393,499	1,649,119
Bharti Airtel Ltd.	1,166,259	12,804,769
Britannia Industries Ltd.	56,735	3,017,140
Cg Power & Industrial Soluti	326,267	1,527,486
Cholamandalam Investment and Finance Co. Ltd.	214,400	2,929,062
Cipla Ltd./India (a)	273,130	3,936,034
Coal India Ltd.	802,253	3,027,393
Colgate-Palmolive Ltd.	65,267	1,656,588
Container Corp. of India Ltd.	141,106	1,166,479
Cummins India Ltd.	72,364	1,457,151
Dabur India Ltd.	331,226	2,103,528
Divi's Laboratories Ltd.	62,399	2,538,668
DLF Ltd.	319,326	2,162,598
Dr. Reddy's Laboratories Ltd.	56,314	3,633,684
Eicher Motors Ltd.	71,406	2,825,269
GAIL India Ltd.	1,202,311	1,725,790
Godrej Consumer Products Ltd.	215,748	2,569,882
Godrej Properties Ltd. (a)	64,133	1,279,382
Grasim Industries Ltd.	138,284	3,133,127
Havells India Ltd.	134,279	2,009,769
HCL Technologies Ltd.	493,618	7,569,075
HDFC Asset Management Co. Ltd. (b)	44,360	1,456,669
HDFC Bank Ltd.	1,452,338	25,763,409
HDFC Standard Life Insurance Co. Ltd. (b)	503,029	3,735,727
Hero Motocorp Ltd.	57,344	2,127,369
Hindalco Industries Ltd.	642,661	3,546,275
Hindustan Aeronautics Ltd.	86,722	1,897,325
Hindustan Petroleum Corp. Ltd. (a)	292,736	870,659
Hindustan Unilever Ltd.	430,157	12,833,527
ICICI Bank Ltd.	2,697,260	29,665,903
ICICI Lombard General Insurance Co. Ltd. (b)	125,023	2,062,819
ICICI Prudential Life Insurance Co. Ltd. (b)	186,677	1,177,647
IDFC Bank Ltd. (a)	1,802,339	1,790,546
Indian Oil Corp. Ltd.	1,455,606	1,567,567
Indian Railway Catering & Tourism Corp. Ltd.	126,876	1,013,813
Indraprastha Gas Ltd.	166,208	763,261
Info Edge India Ltd.	36,850	1,807,879
Infosys Ltd.	1,729,389	28,432,677
InterGlobe Aviation Ltd. (a)(b)	69,557	2,051,079
ITC Ltd.	1,536,751	7,908,137
Jindal Steel & Power Ltd.	186,796	1,421,873
Jio Financial Services Ltd.	1,586,870	4,210,345
JSW Steel Ltd. (a)	315,245	2,788,484
Jubilant Foodworks Ltd.	206,368	1,241,367
Kotak Mahindra Bank Ltd.	569,321	11,898,021
Larsen & Toubro Ltd.	358,405	12,608,848
Ltimindtree Ltd. (b)	46,287	2,815,301
Lupin Ltd.	106,152	1,438,041
Mahindra & Mahindra Ltd.	485,274	8,502,037
Marico Ltd.	271,671	1,750,083
Maruti Suzuki India Ltd.	70,868	8,847,133
Max Healthcare Institute Ltd.	405,373	2,793,554
Mphasis BFL Ltd.	39,360	1,004,573
MRF Ltd.	992	1,290,316
Muthoot Finance Ltd.	63,238	986,421
Nestle India Ltd.	17,704	5,153,681
NTPC Ltd.	2,281,397	6,461,625
Oil & Natural Gas Corp. Ltd.	1,625,900	3,637,009
Page Industries Ltd.	3,201	1,454,053
Petronet LNG Ltd.	390,238	935,107
PI Industries Ltd.	43,738	1,785,801
Pidilite Industries Ltd.	80,316	2,370,625
Power Finance Corp. Ltd.	675,551	2,000,046
Power Grid Corp. of India Ltd.	2,403,413	5,835,524
REC Ltd.	612,295	2,115,772
Reliance Industries Ltd.	1,585,291	43,579,042
Samvardhana Motherson International Ltd.	1,226,874	1,354,591
SBI Cards & Payment Services Ltd.	149,551	1,339,781
SBI Life Insurance Co. Ltd. (b)	233,902	3,840,523
Shree Cement Ltd.	4,784	1,474,052
Shriram Transport Finance Co. Ltd.	146,664	3,308,513
Siemens Ltd.	46,465	1,858,552
Sona Blw Precision Forgings Ltd. (b)	213,266	1,387,515
SRF Ltd.	77,872	2,052,775
State Bank of India	928,291	6,305,940
Sun Pharmaceutical Industries Ltd.	498,567	6,516,405
Supreme Industries Ltd.	33,254	1,728,588
Tata Consultancy Services Ltd.	476,231	19,273,814
Tata Consumer Products Ltd.	292,978	3,169,118
Tata Elxsi Ltd.	17,847	1,634,335
Tata Motors Ltd.	863,409	6,519,403
Tata Power Co. Ltd./The	741,589	2,133,003
Tata Steel Ltd.	3,834,304	5,469,875
Tech Mahindra Ltd.	279,479	3,807,644
The Indian Hotels Co. Ltd.	444,033	2,044,502
Titan Co. Ltd.	184,432	7,068,241
Torrent Pharmaceuticals Ltd.	52,242	1,207,236
Trent Ltd.	94,380	2,442,243
Tube Investments of India Ltd.	55,234	2,088,972
Tvs Motor Co. Ltd.	122,994	2,349,641
Ultratech Cement Ltd.	60,542	6,125,275
United Spirits Ltd. (a)	154,414	1,914,356
UPL Ltd.	237,676	1,542,762
Varun Beverages Ltd.	237,760	2,594,341
Vedanta Ltd.	388,848	1,011,610
Wipro Ltd.	679,440	3,118,193
Yes Bank Ltd. (a)	6,769,711	1,297,068
Zomato Ltd. (a)	2,237,353	2,829,019
TOTAL INDIA		518,651,119
Indonesia - 1.8%
Indofood Sukses Makmur Tbk PT	2,316,900	969,979
PT Adaro Energy Indonesia Tbk	7,497,700	1,209,748
PT Aneka Tambang Tbk	4,586,900	491,456
PT Astra International Tbk	10,565,559	3,843,535
PT Bank Central Asia Tbk	28,937,050	15,942,019
PT Bank Mandiri (Persero) Tbk	19,468,196	6,955,054
PT Bank Negara Indonesia (Persero) Tbk	7,841,400	2,366,429
PT Bank Rakyat Indonesia (Persero) Tbk	35,549,727	11,115,827
PT Barito Pacific Tbk	14,783,231	1,047,594
PT Charoen Pokphand Indonesia Tbk (a)	3,880,400	1,429,580
PT GoTo Gojek Tokopedia Tbk (a)	432,156,000	1,634,953
PT Indah Kiat Pulp & Paper Tbk	1,416,400	856,076
PT Indofood CBP Sukses Makmur Tbk	1,234,700	804,744
PT Kalbe Farma Tbk	11,011,800	1,171,155
PT Merdeka Copper Gold Tbk (a)	6,304,786	884,283
PT Sarana Menara Nusantara Tbk	10,667,200	598,262
PT Semen Indonesia (Persero) Tbk	1,798,832	691,207
PT Sumber Alfaria Trijaya Tbk	8,760,800	1,594,437
PT Telkom Indonesia Persero Tbk	25,886,165	5,674,657
PT Unilever Indonesia Tbk	3,943,295	899,105
PT United Tractors Tbk	777,900	1,231,033
PT Vale Indonesia Tbk	1,342,100	418,265
TOTAL INDONESIA		61,829,398
Korea (South) - 10.4%
AMOREPACIFIC Corp.	15,375	1,441,052
BGF Retail Co. Ltd.	4,600	469,706
Celltrion Healthcare Co. Ltd.	55,816	2,756,879
Celltrion Pharm, Inc.	9,263	435,156
Celltrion, Inc.	57,474	6,373,222
CJ CheilJedang Corp.	4,336	907,031
Cosmo AM&T Co. Ltd. (a)	12,597	1,309,562
Cosmo AM&T Co. Ltd. rights 11/7/23 (a)	608	7,462
Coway Co. Ltd.	29,338	937,448
Db Insurance Co. Ltd.	23,901	1,552,668
Doosan Bobcat, Inc.	28,628	821,292
Doosan Heavy Industries & Construction Co. Ltd. (a)	235,529	2,343,328
Ecopro BM Co. Ltd. (c)	25,483	3,722,569
Ecopro Co. Ltd. (c)	10,403	4,799,832
F&F Co. Ltd.	8,982	621,747
GS Holdings Corp.	23,502	685,285
Hana Financial Group, Inc.	153,667	4,461,519
Hankook Tire Co. Ltd.	38,401	1,087,880
Hanmi Pharm Co. Ltd.	3,591	749,717
Hanmi Semiconductor Co. Ltd.	22,871	894,813
Hanon Systems	96,909	493,768
Hanwha Aerospace Co. Ltd.	18,423	1,383,007
Hanwha Ocean Co. Ltd. (a)(c)	22,479	392,536
Hanwha Ocean Co. Ltd. rights 11/9/23 (a)	7,420	9,600
Hanwha Solutions Corp. (a)	53,799	1,144,233
HD Hyundai Co. Ltd.	22,294	948,147
HD Hyundai Heavy Industries Co. Ltd. (a)	11,513	871,633
HD Korea Shipbuilding & Offshore Engineering Co. Ltd. (a)	22,063	1,477,860
HLB, Inc.	60,626	1,304,302
HMM Co. Ltd.	128,307	1,387,671
Hotel Shilla Co.	16,470	760,951
HYBE Co. Ltd. (a)	9,746	1,584,917
Hyundai Engineering & Construction Co. Ltd.	40,884	1,012,452
Hyundai Glovis Co. Ltd.	9,797	1,241,503
Hyundai Mipo Dockyard Co. Ltd. (a)	12,521	644,281
Hyundai Mobis	31,877	4,929,306
Hyundai Motor Co. Ltd.	71,486	8,992,753
Hyundai Steel Co.	45,187	1,097,247
Industrial Bank of Korea	140,986	1,165,067
JYP Entertainment Corp.	14,803	1,125,130
Kakao Corp.	161,691	4,550,639
Kakao Games Corp. (a)	18,818	326,133
Kakao Pay Corp. (a)	13,927	354,522
KakaoBank Corp.	86,837	1,173,446
Kangwon Land, Inc.	51,802	563,213
KB Financial Group, Inc.	199,472	7,592,256
Kia Corp.	136,100	7,764,064
Korea Aerospace Industries Ltd.	38,056	1,250,366
Korea Electric Power Corp. (a)	130,361	1,629,300
Korea Investment Holdings Co. Ltd.	20,996	783,743
Korea Zinc Co. Ltd.	4,163	1,444,575
Korean Air Lines Co. Ltd.	94,921	1,442,099
KRAFTON, Inc. (a)	15,071	1,831,905
KT Corp.	34,217	826,557
KT&G Corp.	52,808	3,326,364
Kumho Petro Chemical Co. Ltd.	9,199	863,301
L&F Co. Ltd. (c)	13,220	1,284,042
LG Chemical Ltd.	25,804	8,444,523
LG Corp.	49,258	2,815,300
LG Display Co. Ltd. (a)	120,399	1,087,842
LG Electronics, Inc.	55,503	4,111,276
LG Energy Solution (a)	24,431	6,993,223
LG H & H Co. Ltd.	4,546	1,064,204
LG Innotek Co. Ltd.	7,429	1,231,182
LG Uplus Corp.	111,648	835,529
Lotte Chemical Corp.	10,037	1,088,372
Lotte Energy Materials Corp.	12,058	344,922
Meritz Financial Holdings Co.	53,934	2,004,320
Mirae Asset Securities Co. Ltd.	139,874	684,186
NAVER Corp.	68,316	9,536,636
NCSOFT Corp.	7,416	1,279,340
Netmarble Corp. (a)(b)	10,867	311,519
NH Investment & Securities Co. Ltd.	75,235	538,968
Orion Corp./Republic of Korea	12,445	1,099,814
Pan Ocean Co., Ltd. (Korea)	143,933	458,841
Pearl Abyss Corp. (a)	16,652	609,153
POSCO	37,448	11,446,783
POSCO Chemtech Co. Ltd. (c)	16,150	2,841,783
Posco International Corp.	27,452	1,022,446
S-Oil Corp.	23,308	1,148,605
Samsung Biologics Co. Ltd. (a)(b)	9,279	4,870,803
Samsung C&T Corp.	43,855	3,462,288
Samsung Electro-Mechanics Co. Ltd.	29,189	2,694,847
Samsung Electronics Co. Ltd.	2,494,618	123,985,241
Samsung Engineering Co. Ltd. (a)	81,766	1,438,960
Samsung Fire & Marine Insurance Co. Ltd.	15,997	3,054,453
Samsung Heavy Industries Co. Ltd. (a)	343,428	1,738,421
Samsung Life Insurance Co. Ltd.	41,450	2,215,915
Samsung SDI Co. Ltd.	28,653	9,059,090
Samsung SDS Co. Ltd.	20,157	2,063,128
Samsung Securities Co. Ltd.	31,606	826,735
Shinhan Financial Group Co. Ltd.	228,803	5,872,484
SK Biopharmaceuticals Co. Ltd. (a)	16,261	908,657
SK Bioscience Co. Ltd. (a)(c)	14,234	639,684
SK Hynix, Inc.	284,464	24,666,838
SK IE Technology Co. Ltd. (a)(b)	13,000	572,384
SK Innovation Co., Ltd.	33,041	3,005,725
SK Square Co. Ltd. (a)	51,626	1,628,857
SK, Inc.	19,033	2,003,693
SKC Co. Ltd. (c)	9,899	578,052
Woori Financial Group, Inc.	315,244	2,780,345
Yuhan Corp.	27,973	1,190,671
TOTAL KOREA (SOUTH)		365,607,095
Kuwait - 0.8%
Agility Public Warehousing Co. KSC (a)	823,815	1,400,312
Boubyan Bank KSC	714,445	1,352,932
Gulf Bank	943,220	722,389
Gulf Bank rights 11/12/23 (a)	73,219	1,514
Kuwait Finance House KSCP	4,205,791	9,296,368
Mabanee Co. SAKC	329,816	879,296
Mobile Telecommunication Co.	1,028,095	1,598,041
National Bank of Kuwait	3,906,723	11,071,889
TOTAL KUWAIT		26,322,741
Luxembourg - 0.0%
Reinet Investments SCA	73,660	1,530,547
Malaysia - 1.4%
AMMB Holdings Bhd	852,100	683,591
Axiata Group Bhd	1,442,998	660,230
CelcomDigi Bhd	1,851,400	1,658,496
CIMB Group Holdings Bhd	3,344,531	4,007,072
Dialog Group Bhd	1,793,865	809,376
Gamuda Bhd	970,317	953,467
Genting Bhd	1,094,800	926,402
Genting Malaysia Bhd	1,522,840	773,843
Hong Leong Bank Bhd	340,900	1,388,077
Hong Leong Credit Bhd	120,200	446,995
IHH Healthcare Bhd	1,160,587	1,460,940
Inari Amertron Bhd	1,376,600	825,351
IOI Corp. Bhd	1,320,100	1,089,203
Kuala Lumpur Kepong Bhd	253,328	1,169,400
Malayan Banking Bhd	2,828,797	5,356,491
Malaysia Airports Holdings Bhd	446,580	692,873
Maxis Bhd	1,237,700	1,029,134
MISC Bhd	738,900	1,124,885
MR DIY Group M Sdn Bhd (b)	1,519,150	471,975
Nestle (Malaysia) Bhd	37,600	977,153
Petronas Chemicals Group Bhd	1,470,400	2,267,367
Petronas Dagangan Bhd	155,126	750,991
Petronas Gas Bhd	418,700	1,525,124
PPB Group Bhd	337,540	1,085,103
Press Metal Aluminium Holdings	1,948,500	2,014,119
Public Bank Bhd	7,597,685	6,635,832
QL Resources Bhd	586,500	680,694
RHB Bank Bhd	794,178	930,223
Sime Darby Bhd	1,423,949	684,375
Sime Darby Plantation Bhd	1,086,996	990,938
Telekom Malaysia Bhd	603,847	642,811
Tenaga Nasional Bhd	1,356,072	2,818,007
TOTAL MALAYSIA		47,530,538
Mexico - 2.3%
Alfa SA de CV Series A	1,630,200	1,016,332
America Movil S.A.B. de CV Series L	9,878,247	8,158,361
Arca Continental S.A.B. de CV	274,900	2,465,089
Banco del Bajio SA (b)	402,200	1,230,983
CEMEX S.A.B. de CV unit (a)	7,895,686	4,742,930
Coca-Cola FEMSA S.A.B. de CV unit	275,384	2,089,399
Fibra Uno Administracion SA de CV	1,517,383	2,303,554
Fomento Economico Mexicano S.A.B. de CV unit	1,014,391	11,481,315
Gruma S.A.B. de CV Series B	96,135	1,672,884
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B	203,527	2,374,162
Grupo Aeroportuario del Sureste S.A.B. de CV Series B	100,985	2,176,367
Grupo Bimbo S.A.B. de CV Series A	690,970	2,812,323
Grupo Carso SA de CV Series A1	292,100	1,862,545
Grupo Financiero Banorte S.A.B. de CV Series O	1,350,481	10,960,252
Grupo Financiero Inbursa S.A.B. de CV Series O (a)	949,600	1,958,297
Grupo Mexico SA de CV Series B	1,621,554	6,613,393
Grupo Televisa SA de CV	1,214,493	557,095
Industrias Penoles SA de CV (a)	103,620	1,156,781
Kimberly-Clark de Mexico SA de CV Series A	772,427	1,415,981
Operadora de Sites Mexicanos, SA de CV	664,300	564,852
Orbia Advance Corp. S.A.B. de CV	523,820	848,676
Promotora y Operadora de Infraestructura S.A.B. de CV	98,805	808,788
Southern Copper Corp.	44,838	3,179,014
Wal-Mart de Mexico SA de CV Series V	2,731,756	9,777,592
TOTAL MEXICO		82,226,965
Peru - 0.2%
Compania de Minas Buenaventura SAA sponsored ADR	117,104	948,542
Credicorp Ltd. (United States)	35,521	4,438,704
TOTAL PERU		5,387,246
Philippines - 0.6%
Aboitiz Equity Ventures, Inc.	881,040	709,603
Ayala Corp.	130,196	1,388,721
Ayala Land, Inc.	3,482,413	1,709,459
Bank of the Philippine Islands (BPI)	1,033,628	1,828,234
BDO Unibank, Inc.	1,237,255	2,778,418
International Container Terminal Services, Inc.	530,460	1,874,972
JG Summit Holdings, Inc.	1,373,213	888,607
Jollibee Food Corp.	233,813	843,181
Manila Electric Co.	144,800	904,279
Metropolitan Bank & Trust Co.	946,282	870,494
PLDT, Inc.	40,510	863,565
SM Investments Corp.	128,010	1,804,909
SM Prime Holdings, Inc.	5,212,500	2,751,283
Universal Robina Corp.	461,188	886,984
TOTAL PHILIPPINES		20,102,709
Poland - 0.9%
Allegro.eu SA (a)(b)	251,725	1,801,856
Bank Polska Kasa Opieki SA	95,415	2,892,771
Budimex SA	6,685	745,943
CD Projekt RED SA	33,743	841,162
Cyfrowy Polsat SA	130,709	406,987
Dino Polska SA (a)(b)	25,625	2,424,369
KGHM Polska Miedz SA (Bearer)	72,986	1,945,057
LPP SA	578	1,860,776
mBank SA (a)	7,692	949,253
Orlen SA	300,378	4,742,379
PGE Polska Grupa Energetyczna SA (a)	460,062	797,126
Powszechna Kasa Oszczednosci Bank SA (a)	455,366	4,704,960
Powszechny Zaklad Ubezpieczen SA	314,110	3,550,475
Santander Bank Polska SA (a)	18,543	2,009,241
TOTAL POLAND		29,672,355
Qatar - 0.8%
Barwa Real Estate Co. (a)	1,098,123	763,046
Dukhan Bank	974,148	970,135
Industries Qatar QSC (a)	795,593	2,670,186
Masraf al Rayan	2,937,641	1,694,327
Mesaieed Petrochemical Holding Co. (a)	2,404,900	1,050,204
Ooredoo QSC	425,519	1,155,832
Qatar Electricity & Water Co. (a)	222,239	1,009,567
Qatar Fuel Co. (a)	317,886	1,296,514
Qatar Gas Transport Co. Ltd. (Nakilat) (a)	1,306,756	1,263,329
Qatar International Islamic Bank QSC (a)	525,794	1,335,785
Qatar Islamic Bank	865,993	4,138,500
Qatar National Bank SAQ	2,415,713	9,879,145
The Commercial Bank of Qatar (a)	1,697,644	2,390,037
TOTAL QATAR		29,616,607
Romania - 0.0%
NEPI Rockcastle PLC	269,421	1,455,126
Russia - 0.2%
Alrosa Co. Ltd. (d)	1,399,461	232,877
Gazprom OAO (d)	6,384,126	668,197
Inter Rao Ues JSC (d)	20,040,158	110,513
LUKOIL PJSC (d)	224,329	69,451
MMC Norilsk Nickel PJSC (a)(d)	34,221	227,644
Mobile TeleSystems OJSC sponsored ADR (a)(d)	247,296	246,304
Moscow Exchange MICEX-RTS OAO (d)	808,717	155,496
Novatek PJSC GDR (Reg. S) (a)(d)	49,200	2,558,400
Novolipetsk Steel OJSC (a)(d)	812,466	7,802
Ozon Holdings PLC ADR (a)(d)	28,218	59,132
PhosAgro PJSC:
GDR (Reg. S) (a)(d)	73,324	1,504
sponsored GDR (Reg. S) (a)(d)	472	10
Polyus PJSC (a)(d)	18,462	43,426
Rosneft Oil Co. OJSC (d)	635,841	106,363
Sberbank of Russia (d)	5,823,145	35,812
Severstal PAO (a)(d)	113,908	2,544
Surgutneftegas OJSC (d)	4,033,562	49,368
Tatneft PAO (d)	770,244	95,825
TCS Group Holding PLC GDR (a)(d)	64,541	82,204
United Co. RUSAL International PJSC (d)	1,646,280	198,453
VK Co. Ltd. GDR (Reg. S) (a)(d)	41,654	12,378
VTB Bank OJSC (a)(d)	1,801,039,946	68,827
X5 Retail Group NV GDR (Reg. S) (a)(d)	66,442	15,679
Yandex NV Class A (a)(d)	158,365	591,403
TOTAL RUSSIA		5,639,612
Saudi Arabia - 3.9%
ACWA Power Co.	49,757	3,010,673
Advanced Petrochemicals Co.	66,636	662,523
Al Rajhi Bank	1,020,934	18,260,121
Alinma Bank	510,253	4,474,710
Almarai Co. Ltd.	129,964	1,936,504
Arab National Bank	350,997	2,222,969
Arabian Internet and Communications Services Co. Ltd.	12,473	1,039,971
Bank Al-Jazira (a)	209,963	915,608
Bank Albilad	255,160	2,530,108
Banque Saudi Fransi	306,896	2,932,674
Bupa Arabia for Cooperative Insurance Co.	39,050	2,217,094
Dallah Healthcare Co.	17,740	699,840
Dar Al Arkan Real Estate Development Co. (a)	271,713	1,093,631
Dr Sulaiman Al Habib Medical Services Group Co.	45,530	3,058,311
Elm Co.	12,491	2,334,654
Etihad Etisalat Co.	197,644	2,428,667
Jarir Marketing Co.	306,161	1,181,685
Luberef	26,522	911,968
Mobile Telecommunications Co. Saudi Arabia	232,300	854,499
Mouwasat Medical Services Co.	51,090	1,361,819
Nahdi Medical Co.	20,584	778,018
National Industrialization Co. (a)	171,275	530,498
Power & Water Utility Co. for Jubail & Yanbu	37,862	549,017
Rabigh Refining & Petrochemical Co. (a)	211,394	567,985
Riyad Bank	765,074	5,414,414
Sabic Agriculture-Nutrients Co.	121,787	4,343,507
Sahara International Petrochemical Co.	187,864	1,614,941
Saudi Arabian Mining Co.	672,550	6,453,726
Saudi Arabian Oil Co. (b)	1,383,972	12,284,430
Saudi Awwal Bank	523,797	4,670,277
Saudi Basic Industries Corp.	469,368	9,633,579
Saudi Electricity Co.	422,583	2,005,005
Saudi Industrial Investment Group	194,162	1,240,037
Saudi Investment Bank/The	253,604	993,704
Saudi Kayan Petrochemical Co. (a)	383,569	1,081,714
Saudi Research & Marketing Group (a)	18,556	697,408
Saudi Tadawul Group Holding Co.	24,920	1,103,983
Saudi Telecom Co.	1,041,337	10,658,743
The Co. for Cooperative Insurance	38,233	1,231,087
The Saudi National Bank	1,530,497	13,687,007
The Savola Group	135,940	1,318,962
Yanbu National Petrochemical Co.	144,734	1,460,225
TOTAL SAUDI ARABIA		136,446,296
South Africa - 2.7%
Absa Group Ltd.	440,294	4,014,206
African Rainbow Minerals Ltd.	58,672	483,479
Anglo American Platinum Ltd.	34,479	1,151,998
Aspen Pharmacare Holdings Ltd.	194,871	1,770,072
Bid Corp. Ltd.	175,325	3,719,477
Bidvest Group Ltd./The	150,756	2,133,920
Capitec Bank Holdings Ltd.	45,339	4,025,811
Clicks Group Ltd.	128,371	1,891,660
Discovery Ltd.	277,112	1,911,794
Exxaro Resources Ltd. (c)	127,187	1,275,862
FirstRand Ltd.	2,623,737	8,649,358
Gold Fields Ltd.	465,455	6,140,258
Growthpoint Properties Ltd.	1,810,536	941,333
Harmony Gold Mining Co. Ltd.	290,321	1,331,084
Impala Platinum Holdings Ltd.	451,461	1,880,602
Kumba Iron Ore Ltd.	33,648	891,539
MTN Group Ltd.	884,935	4,319,860
Naspers Ltd. Class N	102,065	15,932,435
Nedbank Group Ltd.	228,934	2,463,704
Northam Platinum Holdings Ltd.	185,826	1,121,586
Old Mutual Ltd. (c)	2,515,720	1,599,532
OUTsurance Group Ltd.	437,937	947,424
Pepkor Holdings Ltd. (b)	1,042,032	950,479
Remgro Ltd.	272,275	2,104,863
Sanlam Ltd.	915,422	3,210,792
Sasol Ltd.	297,508	3,760,423
Shoprite Holdings Ltd.	262,454	3,363,213
Sibanye-Stillwater Ltd.	1,474,881	1,881,287
Standard Bank Group Ltd.	697,749	6,847,019
Vodacom Group Ltd.	330,714	1,800,362
Woolworths Holdings Ltd.	490,987	1,828,013
TOTAL SOUTH AFRICA		94,343,445
Taiwan - 13.9%
Accton Technology Corp.	262,000	4,056,373
Acer, Inc.	1,508,000	1,592,556
Advantech Co. Ltd.	244,946	2,513,595
ASE Technology Holding Co. Ltd.	1,595,592	5,581,835
Asia Cement Corp.	1,215,000	1,499,217
ASUSTeK Computer, Inc.	367,502	3,850,340
AUO Corp.	3,395,800	1,642,454
Catcher Technology Co. Ltd.	300,095	1,682,205
Cathay Financial Holding Co. Ltd.	4,955,834	6,720,136
Chailease Holding Co. Ltd.	795,879	4,313,960
Chang Hwa Commercial Bank	2,859,907	1,513,950
Cheng Shin Rubber Industry Co. Ltd.	1,006,000	1,373,684
China Airlines Ltd.	1,501,000	899,091
China Development Financial Ho (a)	8,315,624	2,904,561
China Steel Corp.	6,168,289	4,598,331
Chunghwa Telecom Co. Ltd.	1,987,129	7,101,578
Compal Electronics, Inc.	2,182,000	1,896,519
CTBC Financial Holding Co. Ltd.	9,183,778	6,911,007
Delta Electronics, Inc.	1,014,717	9,137,476
E Ink Holdings, Inc.	445,000	2,313,608
E.SUN Financial Holdings Co. Ltd.	7,351,988	5,413,062
ECLAT Textile Co. Ltd.	93,129	1,481,122
eMemory Technology, Inc.	34,000	2,128,509
EVA Airways Corp.	1,341,000	1,136,311
Evergreen Marine Corp. (Taiwan)	534,494	1,777,308
Far Eastern New Century Corp.	1,528,000	1,391,108
Far EasTone Telecommunications Co. Ltd.	845,348	1,978,640
Feng Tay Enterprise Co. Ltd.	256,596	1,415,786
First Financial Holding Co. Ltd.	5,695,518	4,553,739
Formosa Chemicals & Fibre Corp.	1,841,149	3,461,409
Formosa Petrochemical Corp.	594,347	1,450,893
Formosa Plastics Corp.	2,000,085	4,752,884
Fubon Financial Holding Co. Ltd.	4,059,748	7,543,672
Giant Manufacturing Co. Ltd.	163,837	827,816
Gigabyte Technology Co. Ltd.	265,000	1,799,008
Global Unichip Corp.	45,000	2,009,637
GlobalWafers Co. Ltd.	114,000	1,674,499
Hon Hai Precision Industry Co. Ltd. (Foxconn)	6,495,465	19,372,175
Hotai Motor Co. Ltd.	158,960	2,963,772
Hua Nan Financial Holdings Co. Ltd.	4,635,379	2,904,718
Innolux Corp.	4,473,961	1,685,238
Inventec Corp.	1,400,000	1,752,520
Largan Precision Co. Ltd.	52,451	3,356,734
Lite-On Technology Corp.	1,048,044	3,260,585
MediaTek, Inc.	791,615	20,644,734
Mega Financial Holding Co. Ltd.	5,852,233	6,635,615
Micro-Star International Co. Ltd.	373,000	1,908,040
momo.com, Inc.	44,120	726,821
Nan Ya Plastics Corp.	2,484,358	4,749,717
Nan Ya Printed Circuit Board Corp.	118,000	865,465
Nanya Technology Corp.	649,000	1,300,100
Nien Made Enterprise Co. Ltd.	93,000	822,169
Novatek Microelectronics Corp.	302,000	4,249,813
Pegatron Corp.	1,039,000	2,422,767
PharmaEssentia Corp. (a)	125,000	1,242,983
Pou Chen Corp.	1,134,391	1,010,375
Powerchip Semiconductor Manufacturing Corp.	1,602,933	1,317,590
President Chain Store Corp.	301,000	2,392,416
Quanta Computer, Inc.	1,408,000	8,306,861
Realtek Semiconductor Corp.	255,000	3,175,585
Ruentex Development Co. Ltd.	802,296	803,985
Shin Kong Financial Holding Co. Ltd. (a)	6,826,732	1,832,576
Sinopac Financial Holdings Co.	5,490,026	3,025,505
Synnex Technology International Corp.	645,700	1,369,318
Taishin Financial Holdings Co. Ltd.	5,859,474	3,122,842
Taiwan Business Bank	3,237,424	1,275,419
Taiwan Cement Corp.	3,379,354	3,364,651
Taiwan Cooperative Financial Holding Co. Ltd.	5,376,991	4,172,378
Taiwan High Speed Rail Corp.	1,019,000	924,479
Taiwan Mobile Co. Ltd.	921,000	2,719,705
Taiwan Semiconductor Manufacturing Co. Ltd.	12,832,740	209,429,543
The Shanghai Commercial & Savings Bank Ltd.	2,009,439	2,660,439
Uni-President Enterprises Corp.	2,521,332	5,285,550
Unimicron Technology Corp.	715,000	3,186,383
United Microelectronics Corp.	5,874,000	8,440,977
Vanguard International Semiconductor Corp.	477,000	1,035,114
Voltronic Power Technology Corp.	35,000	1,402,556
Walsin Lihwa Corp.	1,486,779	1,581,135
Wan Hai Lines Ltd.	373,415	533,297
Winbond Electronics Corp.	1,559,000	1,207,173
Winbond Electronics Corp. rights 11/3/23 (a)	62,673	5,696
Wistron Corp.	1,359,000	3,786,654
Wiwynn Corp.	45,629	2,160,381
WPG Holding Co. Ltd.	828,880	1,832,756
Yageo Corp.	176,114	2,869,071
Yang Ming Marine Transport Corp.	917,000	1,194,278
Yuanta Financial Holding Co. Ltd.	5,257,343	3,946,890
Zhen Ding Technology Holding Ltd.	345,000	1,042,283
TOTAL TAIWAN		488,175,706
Thailand - 1.7%
Advanced Information Service PCL NVDR	623,200	3,795,923
Airports of Thailand PCL NVDR (a)	2,228,900	4,115,314
Asset World Corp. PCL NVDR	4,094,200	391,781
B. Grimm Power PCL NVDR	486,400	297,554
Bangkok Dusit Medical Services PCL:
(For. Reg.)	18,200	13,342
NVDR	5,784,500	4,240,531
Bangkok Expressway and Metro PCL NVDR	3,934,200	859,479
Banpu PCL NVDR	3,922,600	824,582
Berli Jucker PCL NVDR	520,800	407,450
BTS Group Holdings PCL NVDR	3,985,500	821,798
Bumrungrad Hospital PCL NVDR	312,800	2,248,252
Central Pattana PCL:
(For. Reg.)	381,900	660,693
NVDR	638,300	1,104,270
Central Retail Corp. PCL:
(For. Reg.)	174,024	176,995
NVDR	764,300	777,347
Charoen Pokphand Foods PCL NVDR	2,005,800	1,037,615
CP ALL PCL NVDR	3,046,600	4,656,319
CP Axtra PCL NVDR	1,106,300	865,009
Delta Electronics PCL NVDR	1,623,000	3,548,013
Electricity Generating PCL NVDR	131,500	443,915
Energy Absolute PCL NVDR	883,100	1,026,513
Global Power Synergy Public Co. Ltd. NVDR	380,300	410,562
Gulf Energy Development PCL NVDR	1,537,500	1,840,199
Home Product Center PCL NVDR	3,058,000	1,006,848
Indorama Ventures PCL NVDR	868,500	569,072
Intouch Holdings PCL NVDR	521,200	1,023,813
Kasikornbank PCL NVDR	309,200	1,124,564
Krung Thai Bank PCL:
(For. Reg.)	553,800	287,960
NVDR	1,246,300	648,040
Krungthai Card PCL:
(For. Reg.)	142,000	171,906
NVDR	400,100	484,362
Land & House PCL NVDR	4,142,400	865,361
Minor International PCL:
(For. Reg.)	110,326	85,499
NVDR	1,578,500	1,223,289
Muangthai Leasing PCL NVDR	391,100	394,991
Osotspa PCL NVDR	724,000	470,825
PTT Exploration and Production PCL NVDR	720,100	3,270,377
PTT Global Chemical PCL NVDR	1,164,500	1,112,226
PTT Oil & Retail Business PCL NVDR	1,548,100	783,978
PTT PCL NVDR	5,176,900	4,765,194
Ratch Group PCL NVDR unit	599,300	534,709
Robinsons Department Store PCL (For. Reg.) (a)(d)	55,100	24,327
SCB X PCL:
(For. Reg.)	158,100	431,072
NVDR	277,300	756,080
SCG Packaging PCL NVDR	675,000	672,598
Siam Cement PCL NVDR	407,300	3,244,660
Thai Oil PCL NVDR	624,421	813,032
TMBThanachart Bank PCL NVDR	12,508,400	577,850
True Corp. PCL	2,607,532	437,320
True Corp. PCL NVDR	2,267,098	380,224
TOTAL THAILAND		60,723,633
Turkey - 0.6%
Akbank TAS	1,622,931	1,688,306
Aselsan A/S	707,982	1,033,501
Bim Birlesik Magazalar A/S JSC	237,577	2,281,873
Eregli Demir ve Celik Fabrikalari T.A.S. (a)	735,971	983,919
Ford Otomotiv Sanayi A/S	36,086	1,001,948
Haci Omer Sabanci Holding A/S	529,008	999,388
Hektas Ticaret A/S (a)	591,851	458,111
Koc Holding A/S	395,506	1,910,546
Koza Altin Isletmeleri A/S	503,840	390,700
Pegasus Hava Tasimaciligi A/S (a)	23,725	590,627
Sasa Polyester Sanayi A/S	550,093	830,600
Tofas Turk Otomobil Fabrikasi A/S	64,493	548,159
Turk Hava Yollari AO (a)	286,331	2,197,082
Turkcell Iletisim Hizmet A/S	632,241	1,071,623
Turkiye Is Bankasi A/S Series C	1,822,714	1,350,337
Turkiye Petrol Rafinerileri A/S	501,726	2,514,011
Turkiye Sise ve Cam Fabrikalari A/S	716,967	1,198,521
Yapi ve Kredi Bankasi A/S	1,756,444	1,069,276
TOTAL TURKEY		22,118,528
United Arab Emirates - 1.2%
Abu Dhabi Commercial Bank PJSC	1,529,303	3,343,399
Abu Dhabi Islamic Bank (a)	760,249	2,131,926
Abu Dhabi National Oil Co. for Distribution PJSC	1,641,224	1,501,365
Aldar Properties PJSC	1,993,647	2,822,479
Americana Restaurants International PLC	1,318,520	1,328,212
Dubai Islamic Bank Pakistan Ltd.	1,526,136	2,243,707
Emaar Properties PJSC	3,442,373	6,269,936
Emirates NBD Bank PJSC	987,461	4,556,892
Emirates Telecommunications Corp.	1,813,003	9,111,907
First Abu Dhabi Bank PJSC	2,303,321	7,951,568
Multiply Group (a)	2,042,764	1,890,933
TOTAL UNITED ARAB EMIRATES		43,152,324
United Kingdom - 0.1%
AngloGold Ashanti PLC	218,684	4,042,207
Pepco Group NV (a)	100,370	406,289
TOTAL UNITED KINGDOM		4,448,496
United States of America - 0.1%
JBS SA	403,400	1,602,638
Legend Biotech Corp. ADR (a)	31,675	2,092,767
Parade Technologies Ltd.	40,000	1,310,465
TOTAL UNITED STATES OF AMERICA		5,005,870
TOTAL COMMON STOCKS (Cost $2,724,237,641)		3,199,560,404

Nonconvertible Preferred Stocks - 2.1%
	Shares	Value ($)
Brazil - 1.4%
Banco Bradesco SA (PN)	2,731,588	7,579,693
Centrais Eletricas Brasileiras SA (Electrobras) (PN-B)	120,405	918,247
Companhia Energetica de Minas Gerais (CEMIG) (PN)	715,760	1,666,688
Gerdau SA	604,710	2,611,105
Itau Unibanco Holding SA	2,521,671	13,414,234
Itausa-Investimentos Itau SA (PN)	2,686,713	4,604,195
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.)	2,590,100	17,846,992
TOTAL BRAZIL		48,641,154
Chile - 0.1%
Sociedad Quimica y Minera de Chile SA (PN-B)	74,733	3,615,574
Colombia - 0.0%
Bancolombia SA (PN)	243,716	1,563,193
Korea (South) - 0.6%
Hyundai Motor Co. Ltd.	5,584	411,750
Hyundai Motor Co. Ltd. Series 2	25,073	1,859,964
LG Chemical Ltd.	3,922	817,919
LG H & H Co. Ltd.	988	103,674
Samsung Electronics Co. Ltd.	419,232	16,712,912
TOTAL KOREA (SOUTH)		19,906,219
Russia - 0.0%
Surgutneftegas OJSC (d)	3,570,022	62,127
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $56,198,738)		73,788,267

Government Obligations - 0.4%
	Principal Amount (e)	Value ($)
United States of America - 0.4%
U.S. Treasury Bills, yield at date of purchase 5.42% 2/22/24 (f) (Cost $14,750,623)	15,000,000	14,749,752

Money Market Funds - 6.9%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (g)	215,934,416	215,977,603
Fidelity Securities Lending Cash Central Fund 5.40% (g)(h)	26,637,037	26,639,700
TOTAL MONEY MARKET FUNDS (Cost $242,617,303)		242,617,303

TOTAL INVESTMENT IN SECURITIES - 100.6% (Cost $3,037,804,305)	3,530,715,726
NET OTHER ASSETS (LIABILITIES) - (0.6)%	(22,049,386)
NET ASSETS - 100.0%	3,508,666,340

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE MSCI Emerging Markets Index Contracts (United States)	5,096	Dec 2023	234,212,160	(7,178,851)	(7,178,851)

The notional amount of futures purchased as a percentage of Net Assets is 6.7%

Security Type Abbreviations
CP	-	COMMERCIAL PAPER

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $170,824,958 or 4.9% of net assets.

(c)	Security or a portion of the security is on loan at period end.
(d)	Level 3 security
(e)	Amount is stated in United States dollars unless otherwise noted.
(f)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $7,917,667.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(h)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	3,464,344	1,635,821,476	1,423,308,217	4,409,178	-	-	215,977,603	0.5%
Fidelity Securities Lending Cash Central Fund 5.40%	16,509,541	189,843,602	179,713,443	431,369	-	-	26,639,700	0.1%
Total	19,973,885	1,825,665,078	1,603,021,660	4,840,547	-	-	242,617,303

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	306,683,241	56,399,833	249,433,323	850,085
Consumer Discretionary	443,982,559	94,772,369	349,126,731	83,459
Consumer Staples	204,474,902	66,086,315	138,372,905	15,682
Energy	175,947,433	67,039,780	105,297,922	3,609,731
Financials	732,729,244	269,142,183	463,244,722	342,339
Health Care	129,245,506	15,199,911	114,045,595	-
Industrials	209,682,781	50,135,571	159,547,210	-
Information Technology	675,292,976	5,523,722	669,769,254	-
Materials	255,048,042	92,247,194	162,086,588	714,260
Real Estate	54,524,858	22,140,533	32,384,325	-
Utilities	85,737,129	30,856,291	54,770,325	110,513

Government Obligations	14,749,752	-	14,749,752	-

Money Market Funds	242,617,303	242,617,303	-	-
Total Investments in Securities:	3,530,715,726	1,012,161,005	2,512,828,652	5,726,069
Derivative Instruments: Liabilities
Futures Contracts	(7,178,851)	(7,178,851)	-	-
Total Liabilities	(7,178,851)	(7,178,851)	-	-
Total Derivative Instruments:	(7,178,851)	(7,178,851)	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	0	(7,178,851)
Total Equity Risk	0	(7,178,851)
Total Value of Derivatives	0	(7,178,851)

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Financial Statements
Statement of Assets and Liabilities
		October 31, 2023

Assets
Investment in securities, at value (including securities loaned of $25,035,645) - See accompanying schedule:
Unaffiliated issuers (cost $2,795,187,002)	$3,288,098,423
Fidelity Central Funds (cost $242,617,303)	242,617,303

Total Investment in Securities (cost $3,037,804,305)		$3,530,715,726
Cash		935,522
Foreign currency held at value (cost $11,117,853)		11,084,819
Receivable for investments sold		169
Receivable for fund shares sold		1,983,489
Dividends receivable		4,281,512
Distributions receivable from Fidelity Central Funds		690,043
Prepaid expenses		4,159
Receivable from investment adviser for expense reductions		208,208
Total assets		3,549,903,647
Liabilities
Payable for investments purchased	$190
Payable for fund shares redeemed	1,908,800
Accrued management fee	218,024
Payable for daily variation margin on futures contracts	1,555,321
Deferred taxes	10,078,832
Other payables and accrued expenses	825,187
Collateral on securities loaned	26,650,953
Total Liabilities		41,237,307
Net Assets		$3,508,666,340
Net Assets consist of:
Paid in capital		$3,802,927,800
Total accumulated earnings (loss)		(294,261,460)
Net Assets		$3,508,666,340
Net Asset Value, offering price and redemption price per share ($3,508,666,340 ÷ 293,746,376 shares)		$11.94

Statement of Operations
		Year ended October 31, 2023
Investment Income
Dividends		$105,906,662
Non-Cash dividends		8,469,029
Interest		584,047
Income from Fidelity Central Funds (including $431,369 from security lending)		4,840,547
Income before foreign taxes withheld		$119,800,285
Less foreign taxes withheld		(12,560,205)
Total Income		107,240,080
Expenses
Management fee	$2,668,260
Custodian fees and expenses	2,340,544
Independent trustees' fees and expenses	12,260
Registration fees	68,614
Audit	150,771
Legal	4,880
Interest	175,299
Miscellaneous	35,022
Total expenses before reductions	5,455,650
Expense reductions	(2,621,691)
Total expenses after reductions		2,833,959
Net Investment income (loss)		104,406,121
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $5,198,625)	(167,871,009)
Foreign currency transactions	(1,048,022)
Futures contracts	5,861,748
Total net realized gain (loss)		(163,057,283)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers(net of decrease in deferred foreign taxes of $3,087,558)	409,141,657
Assets and liabilities in foreign currencies	53,712
Futures contracts	(6,784,580)
Total change in net unrealized appreciation (depreciation)		402,410,789
Net gain (loss)		239,353,506
Net increase (decrease) in net assets resulting from operations		$343,759,627
Statement of Changes in Net Assets

	Year ended October 31, 2023	Year ended October 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$104,406,121	$115,649,880
Net realized gain (loss)	(163,057,283)	(316,446,719)
Change in net unrealized appreciation (depreciation)	402,410,789	(1,203,717,254)
Net increase (decrease) in net assets resulting from operations	343,759,627	(1,404,514,093)
Distributions to shareholders	(87,971,565)	(108,921,064)

Share transactions
Proceeds from sales of shares	1,703,730,387	1,927,174,410
Reinvestment of distributions	87,324,787	106,410,044
Cost of shares redeemed	(1,494,269,332)	(1,370,213,430)

Net increase (decrease) in net assets resulting from share transactions	296,785,842	663,371,024
Total increase (decrease) in net assets	552,573,904	(850,064,133)

Net Assets
Beginning of period	2,956,092,436	3,806,156,569
End of period	$3,508,666,340	$2,956,092,436

Other Information
Shares
Sold	137,300,618	132,184,146
Issued in reinvestment of distributions	7,193,146	6,895,296
Redeemed	(117,777,572)	(102,830,412)
Net increase (decrease)	26,716,192	36,249,030

Financial Highlights
Fidelity® SAI Emerging Markets Index Fund

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$11.07	$16.49	$14.45	$13.71	$12.62
Income from Investment Operations
Net investment income (loss) A,B	.37	.41	.36	.30	.42 C
Net realized and unrealized gain (loss)	.81	(5.38)	1.93	.80	.99
Total from investment operations	1.18	(4.97)	2.29	1.10	1.41
Distributions from net investment income	(.31)	(.45)	(.25)	(.36)	(.32)
Total distributions	(.31)	(.45)	(.25)	(.36)	(.32)
Net asset value, end of period	$11.94	$11.07	$16.49	$14.45	$13.71
Total Return D	10.58%	(30.89)%	15.87%	8.19%	11.44%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.15%	.15%	.13%	.14%	.16%
Expenses net of fee waivers, if any	.08%	.08%	.08%	.08%	.08%
Expenses net of all reductions	.08%	.08%	.08%	.08%	.08%
Net investment income (loss)	2.93%	2.95%	2.10%	2.21%	3.12% C
Supplemental Data
Net assets, end of period (000 omitted)	$3,508,666	$2,956,092	$3,806,157	$3,564,409	$3,840,772
Portfolio turnover rate G	32%	30%	16%	38%	22%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.08 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 2.51%.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended October 31, 2023

1. Organization.
Fidelity SAI Emerging Markets Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Deferred taxes on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$861,167,474
Gross unrealized depreciation	(436,242,258)
Net unrealized appreciation (depreciation)	$424,925,216
Tax Cost	$3,105,790,510

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$89,867,690
Capital loss carryforward	$(798,905,912)
Net unrealized appreciation (depreciation) on securities and other investments	$424,855,593

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(434,329,895)
Long-term	(364,576,017)
Total capital loss carryforward	$(798,905,912)

The tax character of distributions paid was as follows:

	October 31, 2023	October 31, 2022
Ordinary Income	$87,971,565	$108,921,064

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI Emerging Markets Index Fund	1,178,318,495	1,093,687,318
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .075% of the Fund's average net assets.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity SAI Emerging Markets Index Fund	Borrower	$ 38,290,833	4.90%	$156,385

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity SAI Emerging Markets Index Fund	$6,388
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity SAI Emerging Markets Index Fund	$45,492	$-	$-
9. Bank Borrowings.
The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:
	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity SAI Emerging Markets Index Fund	$20,337,167	5.58%	$18,914
10. Expense Reductions.
The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .075% of average net assets. This reimbursement will remain in place through February 28, 2025. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $2,580,742.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $40,949.
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

In addition, at the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.
Strategic Advisers Fidelity Emerging Markets Fund
Fidelity SAI Emerging Markets Index Fund	26%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
Fidelity SAI Emerging Markets Index Fund	31%
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity SAI Emerging Markets Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity SAI Emerging Markets Index Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the "Fund") as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statement of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the five years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 13, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Laura M. Bishop, Jonathan Chiel, Robert W. Helm, Christine J. Thompson, and Carol J. Zierhoffer, each of the Trustees oversees 313 funds. Mr. Chiel oversees 191 funds. Ms. Bishop, Mr. Helm, Ms. Thompson, and Ms. Zierhoffer each oversees 229 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is General Counsel (2012-present) and Head of Legal, Risk and Compliance (2022-present). Mr Chiel serves as Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present) and Director and President for OH Company LLC (holding company, 2018-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
Christine J. Thompson (1958)
Year of Election or Appointment: 2023
Trustee
Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity® funds.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).
Laura M. Bishop (1961)
Year of Election or Appointment: 2023
Trustee
Ms. Bishop also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity® funds (2022-2023).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Robert W. Helm (1957)
Year of Election or Appointment: 2023
Trustee
Mr. Helm also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity® funds (2021-2023).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Trustee
Ms. Zierhoffer also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity® funds (2023).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter is a Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments. Mr. Carter serves as Chief Legal Officer of Fidelity Investments Institutional Operations Company LLC - Shareholder Division (transfer agent, 2020-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Robin Foley (1964)
Year of Election or Appointment: 2023
Vice President
Ms. Foley also serves as Vice President of other funds. Ms. Foley serves as Head of Fidelity's Fixed Income division (2023-present) and is an employee of Fidelity Investments. Previously, Ms. Foley served as Chief Investment Officer of Bonds (2017-2023).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia is a Senior Vice President of Asset Management Compliance (2019-present) and is an employee of Fidelity Investments. Mr. Gouveia serves as Compliance Officer of Fidelity Management Trust Company (2023-present). Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2023 to October 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period- C May 1, 2023 to October 31, 2023

Fidelity® SAI Emerging Markets Index Fund	.08%
Actual		$ 1,000	$ 946.90	$ .39
Hypothetical-B		$ 1,000	$ 1,024.80	$ .41

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund designates $1,146,418 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 50.86% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.3753 and $0.0693 for the dividend paid December 19, 2023.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity SAI Emerging Markets Index Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreement (Sub-Advisory Agreement) for the fund with Geode Capital Management, LLC (Geode) (together, the Advisory Contracts). FMR and Geode are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board's Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of the fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its September 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by Fidelity and Geode from their respective relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered the Investment Advisers' staffing as it relates to the fund, including the backgrounds and experience of investment personnel of Fidelity and Geode, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and with senior management of Geode. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of the fund.
The Trustees also discussed with representatives of Fidelity, at meetings throughout the year, Fidelity's role in, among other things, overseeing compliance with federal securities laws and other applicable requirements by Geode with respect to the fund and monitoring and overseeing the performance and investment capabilities of Geode. The Trustees considered that the Board had received from Fidelity periodic reports about its oversight and due diligence processes, as well as periodic reports regarding the performance of Geode.
The Board also considered the nature, extent and quality of services provided by Geode. The Trustees noted that under the Sub-Advisory Agreement, subject to oversight by Fidelity, Geode is responsible for, among other things, identifying investments and arranging for execution of portfolio transactions to implement the fund's investment strategy. In addition, the Trustees noted that Geode is responsible for providing such reporting as may be requested by Fidelity to fulfill its oversight responsibilities discussed above.
Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staffs, including their size, education, experience, and resources, as well as Fidelity's and Geode's approach to recruiting, managing, training, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization and that Fidelity's and Geode's analysts have extensive resources, tools and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's and Geode's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and by FMR's affiliates under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against the securities market index the fund seeks to track (benchmark index). The Board also periodically considers the fund's tracking error versus its benchmark index. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds over different time periods and discussed with the Investment Advisers the reasons for such underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that an index fund's performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) of the fund compared to the fund's benchmark index, over appropriate time periods taking into account relevant factors including the following: general market conditions; the characteristics of the fund's benchmark index; the extent to which statistical sampling is employed; any securities lending revenues; and fund cash flows and other factors.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for 2022 and below the competitive median of the asset size peer group for 2022. Further, the information provided to the Board indicated that the total expense ratio of the fund ranked below the competitive median of the similar sales load structure group for 2022 and below the competitive median of the total expense asset size peer group for 2022.
Other Contractual Arrangements. The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.075% through February 29, 2024.
Fees Charged to Other Clients. The Board also considered fee structures and other information with respect to clients of Fidelity and Geode, such as other funds advised or subadvised by Fidelity or Geode, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's and Geode's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's and Geode's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
The Board also considered information regarding the profitability of Geode's relationship with the fund.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and Fidelity's views regarding portfolio manager investment in the Fidelity funds that they manage; (iii) hiring, training, and retaining personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends and market conditions; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons; (x) information concerning expense limitations applicable to certain funds; and (xi) matters related to money market funds, exchange-traded funds, and target date funds.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through September 30, 2024.
Proxy Voting Results
A special meeting of shareholders was held on October 18, 2023. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Abigail P. Johnson
Affirmative	378,729,502,260.010	97.580
Withheld	9,407,876,478.960	2.420
TOTAL	388,137,378,738.970	100.000
Jennifer Toolin McAuliffe
Affirmative	378,454,868,010.950	97.510
Withheld	9,682,510,728.020	2.490
TOTAL	388,137,378,738.970	100.000
Christine J. Thompson
Affirmative	378,837,121,274.520	97.600
Withheld	9,300,257,464.450	2.400
TOTAL	388,137,378,738.970	100.000
Elizabeth S. Acton
Affirmative	378,262,110,794.850	97.460
Withheld	9,875,267,944.120	2.540
TOTAL	388,137,378,738.970	100.000
Laura M. Bishop
Affirmative	380,482,113,171.060	98.030
Withheld	7,655,265,567.910	1.970
TOTAL	388,137,378,738.970	100.000
Ann E. Dunwoody
Affirmative	380,016,034,008.120	97.910
Withheld	8,121,344,730.850	2.090
TOTAL	388,137,378,738.970	100.000
John Engler
Affirmative	379,432,488,394.200	97.760
Withheld	8,704,890,344.770	2.240
TOTAL	388,137,378,738.970	100.000
Robert F. Gartland
Affirmative	378,741,819,600.600	97.580
Withheld	9,395,559,138.370	2.420
TOTAL	388,137,378,738.970	100.000
Robert W. Helm
Affirmative	380,389,324,755.070	98.000
Withheld	7,748,053,983.900	2.000
TOTAL	388,137,378,738.970	100.000
Arthur E. Johnson
Affirmative	378,427,694,151.670	97.500
Withheld	9,709,684,587.300	2.500
TOTAL	388,137,378,738.970	100.000
Michael E. Kenneally
Affirmative	377,842,228,145.180	97.350
Withheld	10,295,150,593.790	2.650
TOTAL	388,137,378,738.970	100.000
Mark A. Murray
Affirmative	380,158,432,703.370	97.940
Withheld	7,978,946,035.600	2.060
TOTAL	388,137,378,738.970	100.000
Carol J. Zierhoffer
Affirmative	380,522,113,360.240	98.040
Withheld	7,615,265,378.730	1.960
TOTAL	388,137,378,738.970	100.000

Proposal 1 reflects trust wide proposal and voting results.

1.9879600.107
SV6-ANN-1223
Fidelity Flex® Funds

Fidelity Flex® International Index Fund

Annual Report
October 31, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants) to request a free copy of the proxy voting guidelines.
The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with Fidelity and any related funds.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2023	Past 1 year	Past 5 years	Life of Fund A
Fidelity Flex® International Index Fund	12.72%	3.66%	3.92%

A   From March 9, 2017
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Flex® International Index Fund, on March 9, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
International (non-U.S.) equities gained 12.27% for the 12 months ending October 31, 2023, according to the MSCI ACWI (All Country World Index) ex USA Index, as global economic expansion and a slowing in the pace of inflation in some markets provided a favorable backdrop for risk assets. After returning -15.86% in 2022, the index's upturn has been largely driven by a narrow set of companies in the information technology and communication services sectors, in part due to excitement for generative artificial intelligence applications. The index gained 14.07% year to date through July, including strong gains in both June (+4.50%) and July (+4.07%). The rally for international equities sputtered for the next three months (-11.33%) amid a stalling pattern in disinflationary trends, heightened global recession and geopolitical risks, soaring yields on longer-term U.S. government bonds and particularly weak economic conditions in the eurozone and China. The three-month decline left non-U.S. stocks up 1.15% year to date through October. Currency fluctuation also helped bolster non-U.S. equity performance overall. For the full 12 months, nearly all regions advanced, with Europe ex U.K. (+18%) and Japan (+17%) leading, whereas Canada (-0.38%) lagged by the widest margin. Each of the 11 sectors advanced, with information technology (+21%) and consumer discretionary (+19%) leading the way. Energy and industrials each rose about 14%. Conversely, four defensive-oriented sectors lagged by the widest margin: real estate (+4%), health care (+6%), consumer staples (+7%) and utilities (+8%).
Comments from the Geode Capital Management, LLC, passive equity index team:
For the fiscal year ending October 31, 2023, the fund gained 12.72%, versus 12.27% for the benchmark MSCI All Country World ex U.S. Index (Net MA). (The fund's relative performance can be affected by Fidelity's methodologies for valuing certain foreign stocks and for incorporating foreign exchange rates, which differ from those used by the index, as well as by local tax laws or regulations, which vary by country.) From a regional standpoint, Europe ex U.K. gained 17% and contributed most, followed by emerging markets (+10%). By sector, financials gained roughly 12% and contributed. Information technology, which gained 21%, also helped, benefiting from the semiconductors & semiconductor equipment industry (+33%), as did consumer discretionary, which advanced approximately 19%. The industrials sector rose roughly 13%, boosted by the capital goods industry (+18%). Energy gained 12%, and communication services advanced approximately 13%. Other notable contributors included the materials (+8%), consumer staples (+7%), health care (+6%), utilities (+8%) and real estate (+4%) sectors. Conversely, Canada returned -1% and was a notable detractor. Turning to individual stocks, the biggest contributor was Novo-Nordisk (+78%), from the pharmaceuticals, biotechnology & life sciences group. Taiwan Semiconductor (+37%) and ASML Holding (+28%), within the semiconductors & semiconductor equipment industry, also boosted the fund. Tencent Holdings (+50%), a stock in the media & entertainment industry, boosted the fund. Lastly, another notable contributor was HSBC Holdings (+48%), a stock in the banks category. In contrast, the biggest individual detractor was Roche Holdings (-21%), from the pharmaceuticals, biotechnology & life sciences group. Adyen (-53%) and Brookfield (-26%), within the financial services category, also hurt the fund's performance. Nutrien (-35%), a stock in the materials category, detracted. Lastly, another notable detractor was Meituan (-12%), a stock in the consumer services group.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary October 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	1.7
Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	1.3
Nestle SA (Reg. S) (United States of America, Food Products)	1.2
Tencent Holdings Ltd. (China, Interactive Media & Services)	1.1
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	1.0
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	1.0
Shell PLC (London) (Netherlands, Oil, Gas & Consumable Fuels)	0.9
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	0.9
AstraZeneca PLC (United Kingdom) (United Kingdom, Pharmaceuticals)	0.8
Novartis AG (Switzerland, Pharmaceuticals)	0.8
10.7

Market Sectors (% of Fund's net assets)

Financials	21.4
Industrials	12.1
Consumer Discretionary	11.1
Information Technology	10.6
Health Care	9.1
Consumer Staples	7.9
Materials	7.0
Energy	6.2
Communication Services	5.2
Utilities	2.7
Real Estate	1.6

Asset Allocation (% of Fund's net assets)

Futures - 5.8%

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Schedule of Investments October 31, 2023
Showing Percentage of Net Assets
Common Stocks - 93.3%
	Shares	Value ($)
Australia - 4.6%
Ampol Ltd.	16,496	334,502
ANZ Group Holdings Ltd.	210,196	3,314,576
APA Group unit	88,940	466,218
Aristocrat Leisure Ltd.	41,219	1,013,167
ASX Ltd.	13,612	486,324
Aurizon Holdings Ltd.	131,334	286,060
BHP Group Ltd.	355,115	10,052,410
BlueScope Steel Ltd.	32,462	389,137
Brambles Ltd.	96,944	809,071
Cochlear Ltd.	4,603	705,521
Coles Group Ltd.	94,303	915,276
Commonwealth Bank of Australia	117,312	7,216,554
Computershare Ltd.	39,967	630,757
DEXUS Property Group unit	77,068	318,305
EBOS Group Ltd.	10,898	222,474
Endeavour Group Ltd.	99,789	313,482
Flutter Entertainment PLC (a)	1,939	304,140
Flutter Entertainment PLC (Ireland) (a)	10,455	1,636,687
Fortescue Metals Group Ltd.	118,894	1,691,366
Glencore PLC	738,609	3,912,287
Goodman Group unit	118,806	1,572,030
IDP Education Ltd.	17,765	245,448
IGO Ltd.	47,480	287,509
Insurance Australia Group Ltd.	172,231	621,330
Lendlease Group unit	48,892	193,636
Macquarie Group Ltd.	25,686	2,640,263
Magellan Financial Group Ltd. warrants 4/16/27 (a)	50	5
Medibank Private Ltd.	190,364	415,427
Mineral Resources Ltd.	12,331	454,487
Mirvac Group unit	270,160	313,454
National Australia Bank Ltd.	219,871	3,938,825
Northern Star Resources Ltd.	80,357	588,437
Orica Ltd.	32,722	305,752
Origin Energy Ltd.	120,576	699,444
Pilbara Minerals Ltd.	188,596	443,012
Qantas Airways Ltd. (a)	57,463	180,026
QBE Insurance Group Ltd.	105,017	1,041,360
Ramsay Health Care Ltd.	12,976	401,790
REA Group Ltd.	3,699	339,586
Reece Ltd.	15,209	169,576
Rio Tinto Ltd.	26,095	1,949,247
Rio Tinto PLC	78,940	5,036,413
Santos Ltd.	228,737	1,116,113
Scentre Group unit	364,489	564,664
SEEK Ltd.	24,382	321,664
Sonic Healthcare Ltd.	31,386	574,711
South32 Ltd.	321,882	688,629
Stockland Corp. Ltd. unit	171,441	386,932
Suncorp Group Ltd.	88,734	755,273
Telstra Group Ltd.	283,741	688,038
The GPT Group	132,250	305,210
The Lottery Corp. Ltd.	157,333	454,153
Transurban Group unit	216,070	1,626,682
Treasury Wine Estates Ltd.	51,420	394,681
Vicinity Centres unit	269,081	291,450
Washington H. Soul Pattinson & Co. Ltd.	16,606	353,772
Wesfarmers Ltd.	79,148	2,546,494
Westpac Banking Corp.	245,781	3,227,543
WiseTech Global Ltd.	11,672	434,563
Woodside Energy Group Ltd.	133,122	2,899,371
Woolworths Group Ltd.	85,438	1,912,510
TOTAL AUSTRALIA		76,397,824
Austria - 0.2%
Erste Group Bank AG	24,175	863,310
Mondi PLC	31,283	505,325
Mondi PLC	3,073	49,659
OMV AG	10,461	457,805
Verbund AG	4,613	400,243
Voestalpine AG	7,900	196,938
TOTAL AUSTRIA		2,473,280
Belgium - 0.5%
Ageas	11,008	422,341
Anheuser-Busch InBev SA NV	60,747	3,456,385
D'ieteren Group	1,430	211,983
Elia Group SA/NV	1,962	186,113
Groupe Bruxelles Lambert SA	6,797	496,241
KBC Group NV	17,594	966,181
Lotus Bakeries SA	29	214,794
Sofina SA	1,154	218,567
Solvay SA Class A	5,125	540,866
UCB SA	8,887	649,394
Umicore SA	14,921	355,013
Warehouses de Pauw	10,941	269,968
TOTAL BELGIUM		7,987,846
Brazil - 1.1%
Ambev SA	328,300	837,395
Atacadao SA	42,200	75,080
B3 SA - Brasil Bolsa Balcao	410,800	904,424
Banco Bradesco SA	114,068	278,057
Banco BTG Pactual SA unit	80,200	470,852
Banco do Brasil SA	60,900	584,026
Banco Santander SA (Brasil) unit	25,400	135,621
BB Seguridade Participacoes SA	47,500	289,800
CCR SA	67,400	160,153
Centrais Eletricas Brasileiras SA (Electrobras)	77,800	537,621
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP)	23,600	273,225
Companhia Siderurgica Nacional SA (CSN)	49,700	115,926
Cosan SA	85,008	265,558
CPFL Energia SA (a)	17,300	114,744
Energisa SA unit	13,900	128,503
Eneva SA (a)	59,300	127,263
ENGIE Brasil Energia SA	13,250	103,283
Equatorial Energia SA	70,289	440,548
Hapvida Participacoes e Investimentos SA (a)(b)	362,073	264,997
Hypera SA (a)	26,600	159,808
Itausa-Investimentos Itau SA	5,093	8,667
Klabin SA unit	55,000	233,451
Localiza Rent a Car SA	63,945	645,189
Localiza Rent a Car SA rights 11/10/23 (a)	468	650
Lojas Renner SA (a)	62,673	152,402
Magazine Luiza SA (a)	190,632	50,288
Natura & Co. Holding SA	58,893	148,934
Petroleo Brasileiro SA - Petrobras (ON)	255,444	1,917,192
Prio SA (a)	56,600	535,493
Raia Drogasil SA	88,524	453,001
Rede D'Oregon Sao Luiz SA (b)	37,361	160,211
Rumo SA	89,900	397,812
Sendas Distribuidora SA	93,100	202,016
Suzano Papel e Celulose SA	54,722	559,729
Telefonica Brasil SA	27,700	248,554
TIM SA	55,100	165,789
Totvs SA	39,600	198,795
Ultrapar Participacoes SA	52,800	214,164
Vale SA	239,026	3,271,244
Vibra Energia SA (a)	82,878	325,315
Weg SA	117,060	766,430
Wheaton Precious Metals Corp.	31,877	1,346,339
Yara International ASA	11,530	376,732
TOTAL BRAZIL		18,645,281
Burkina Faso - 0.0%
Endeavour Mining PLC	12,566	259,647
Canada - 6.9%
Agnico Eagle Mines Ltd. (Canada)	34,586	1,622,119
Air Canada (a)	11,423	137,809
Algonquin Power & Utilities Corp.	47,041	236,774
Alimentation Couche-Tard, Inc. Class A (multi-vtg.)	54,748	2,980,297
AltaGas Ltd. (c)	20,054	372,519
ARC Resources Ltd.	42,333	681,052
Bank of Montreal	49,880	3,769,191
Bank of Nova Scotia	83,430	3,378,110
Barrick Gold Corp. (Canada)	123,346	1,970,156
BCE, Inc.	5,157	191,442
Brookfield Asset Management Ltd. Class A	24,891	713,479
Brookfield Corp. (Canada) Class A	98,647	2,873,870
CAE, Inc. (a)	22,186	463,318
Cameco Corp.	30,435	1,245,053
Canadian Apartment Properties (REIT) unit	5,339	157,157
Canadian Imperial Bank of Commerce	63,514	2,240,108
Canadian National Railway Co.	39,458	4,174,994
Canadian Natural Resources Ltd.	77,637	4,930,026
Canadian Pacific Kansas City Ltd.	65,262	4,633,637
Canadian Tire Ltd. Class A (non-vtg.)	3,766	363,252
Canadian Utilities Ltd. Class A (non-vtg.)	9,439	199,705
CCL Industries, Inc. Class B	10,367	405,335
Cenovus Energy, Inc. (Canada)	100,427	1,913,309
CGI, Inc. Class A (sub. vtg.) (a)	14,867	1,435,294
Constellation Software, Inc.	1,410	2,826,619
Constellation Software, Inc. warrants 8/22/28 (a)(d)	1,367	0
Descartes Systems Group, Inc. (Canada) (a)	5,948	429,903
Dollarama, Inc.	19,939	1,361,618
Element Fleet Management Corp.	26,861	363,377
Emera, Inc.	19,399	635,372
Empire Co. Ltd. Class A (non-vtg.)	10,191	279,256
Enbridge, Inc. (c)	151,195	4,845,218
Fairfax Financial Holdings Ltd. (sub. vtg.)	1,500	1,248,275
FirstService Corp.	2,781	393,521
Fortis, Inc.	33,721	1,338,870
Franco-Nevada Corp.	13,498	1,642,050
George Weston Ltd.	4,333	469,998
GFL Environmental, Inc.	16,365	471,449
Gildan Activewear, Inc.	12,649	359,289
Great-West Lifeco, Inc.	19,692	545,568
Hydro One Ltd. (b)	23,280	603,677
iA Financial Corp., Inc.	7,201	419,000
IGM Financial, Inc.	5,458	122,876
Imperial Oil Ltd.	14,353	817,968
Intact Financial Corp.	12,306	1,729,007
Ivanhoe Mines Ltd. (a)	42,053	309,920
Keyera Corp.	16,496	383,628
Kinross Gold Corp.	86,844	453,399
Loblaw Companies Ltd.	11,221	917,747
Magna International, Inc. Class A (sub. vtg.)	19,137	919,625
Manulife Financial Corp.	129,123	2,247,723
Metro, Inc.	16,145	820,086
National Bank of Canada	23,734	1,475,641
Northland Power, Inc.	17,556	246,740
Nutrien Ltd.	34,804	1,869,264
Nuvei Corp. (Canada) (b)	4,089	56,938
Onex Corp. (sub. vtg.)	4,850	271,817
Open Text Corp.	18,819	628,318
Pan American Silver Corp.	25,401	371,101
Parkland Corp.	9,791	296,325
Pembina Pipeline Corp.	38,937	1,198,364
Power Corp. of Canada (sub. vtg.)	40,800	982,966
Quebecor, Inc. Class B (sub. vtg.)	11,124	229,499
RB Global, Inc.	12,759	834,439
Restaurant Brands International, Inc.	17,298	1,161,932
Restaurant Brands International, Inc.	3,458	232,378
RioCan (REIT)	11,422	138,785
Rogers Communications, Inc. Class B (non-vtg.)	25,111	930,379
Royal Bank of Canada	96,990	7,746,611
Saputo, Inc.	17,602	355,404
Shopify, Inc. Class A (a)	84,084	3,970,911
Stantec, Inc.	7,711	471,807
Sun Life Financial, Inc.	41,189	1,881,313
Suncor Energy, Inc.	92,482	2,995,036
TC Energy Corp.	71,444	2,460,548
Teck Resources Ltd. Class B (sub. vtg.)	31,989	1,130,313
TELUS Corp.	33,173	534,882
TFI International, Inc. (Canada)	5,337	590,409
The Toronto-Dominion Bank	128,789	7,193,796
Thomson Reuters Corp.	11,125	1,332,593
TMX Group Ltd.	19,642	409,058
Toromont Industries Ltd.	5,855	440,787
Tourmaline Oil Corp.	22,641	1,197,234
West Fraser Timber Co. Ltd.	4,041	272,722
WSP Global, Inc.	8,748	1,144,889
TOTAL CANADA		113,096,244
Chile - 0.2%
Antofagasta PLC	27,884	455,842
Banco de Chile	3,272,124	336,170
Banco de Credito e Inversiones	4,825	115,369
Banco Santander Chile	4,269,821	186,155
Cencosud SA	85,649	138,761
Compania Cervecerias Unidas SA	8,514	48,401
Compania Sud Americana de Vapores SA	912,743	50,685
Empresas CMPC SA	88,109	157,513
Empresas COPEC SA	30,418	201,371
Enel Americas SA (a)	1,356,829	139,473
Enel Chile SA	1,719,015	101,796
Falabella SA	75,417	153,573
Lundin Mining Corp.	46,626	291,171
TOTAL CHILE		2,376,280
China - 8.2%
360 Security Technology, Inc. (A Shares) (a)	27,700	34,043
37 Interactive Entertainment Network Technology Group Co. Ltd. (A Shares)	8,800	24,897
3Peak, Inc. (A Shares)	452	9,954
3SBio, Inc. (b)	119,000	105,867
AAC Technology Holdings, Inc.	45,000	81,002
Accelink Technologies Co. Ltd. (A Shares)	4,200	15,480
Advanced Micro-Fabrication Equipment, Inc., China (A Shares)	2,277	53,344
AECC Aero-Engine Control Co. Ltd. (A Shares)	4,200	11,926
AECC Aviation Power Co. Ltd.	10,300	49,816
Agricultural Bank of China Ltd.:
(A Shares)	392,900	192,850
(H Shares)	1,988,000	734,281
Aier Eye Hospital Group Co. Ltd. (A Shares)	34,495	86,261
AIMA Technology Group Co. Ltd.	2,900	11,140
Air China Ltd.:
(A Shares) (a)	90,900	99,707
(H Shares) (a)	92,000	62,588
Airtac International Group	10,278	337,656
Akeso, Inc. (a)(b)	33,000	185,313
Alibaba Group Holding Ltd. (a)	1,151,344	11,853,178
Alibaba Health Information Technology Ltd. (a)	358,000	210,890
Aluminum Corp. of China Ltd.:
(A shares)	88,000	74,588
(H Shares)	196,000	104,846
Amlogic Shanghai Co. Ltd. (A Shares) (a)	1,229	10,099
Angel Yeast Co. Ltd. (A Shares)	3,600	17,216
Anhui Conch Cement Co. Ltd.:
(A Shares)	8,200	27,124
(H Shares)	116,000	288,689
Anhui Gujing Distillery Co. Ltd. (B Shares)	12,700	197,948
Anhui Honglu Steel Construction Group Co. Ltd.	2,990	10,273
Anhui Jianghuai Automobile Group Corp. Ltd. (A Shares) (a)	13,500	33,463
Anhui Kouzi Distillery Co. Ltd. (A Shares)	2,300	15,788
Anhui Yingjia Distillery Co. Ltd. (A Shares)	2,500	26,217
Anjoy Foods Group Co. Ltd. (A Shares)	1,000	17,666
Anker Innovations Technology Co. Ltd. (A Shares)	1,700	21,779
Anta Sports Products Ltd.	89,200	1,008,807
Apeloa Pharmaceutical Co. Ltd. A Shares	3,600	8,487
Asia - Potash International Investment Guangzhou Co. Ltd. (A Shares) (a)	2,600	10,138
ASR Microelectronics Co. Ltd. (A Shares)	1,602	14,280
Asymchem Laboratories Tianjin Co. Ltd. (A Shares)	1,260	26,007
Autobio Diagnostics Co. Ltd.	2,100	12,762
Autohome, Inc. ADR Class A	4,715	126,126
Avary Holding Shenzhen Co. Ltd. (A Shares)	7,400	21,689
AVIC Capital Co. Ltd. (A Shares)	32,600	14,848
AviChina Industry & Technology Co. Ltd. (H Shares)	168,000	76,140
Avicopter PLC (A Shares)	1,800	9,345
BAIC BluePark New Energy Technology Co. Ltd. (A Shares) (a)	66,100	61,962
Baidu, Inc. Class A (a)	158,442	2,080,155
Bank of Beijing Co. Ltd. (A Shares)	75,200	46,898
Bank of Changsha Co. Ltd. (A Shares)	20,100	20,195
Bank of Chengdu Co. Ltd. (A Shares)	15,200	25,695
Bank of China Ltd.:
(A Shares)	514,800	274,464
(H Shares)	4,996,000	1,745,280
Bank of Communications Co. Ltd.:
(A Shares)	22,600	17,394
(H Shares)	831,000	491,541
Bank of Hangzhou Co. Ltd. (A Shares)	18,900	27,649
Bank of Jiangsu Co. Ltd. (A Shares)	56,660	53,465
Bank of Nanjing Co. Ltd. (A Shares)	38,600	41,380
Bank of Ningbo Co. Ltd. (A Shares)	34,780	118,800
Bank of Shanghai Co. Ltd. (A Shares)	51,018	42,344
Bank of Suzhou Co. Ltd.	15,800	13,568
Baoshan Iron & Steel Co. Ltd. (A Shares)	85,200	72,898
BeiGene Ltd. (a)	48,477	695,930
Beijing Capital International Airport Co. Ltd. (H Shares) (a)	118,000	43,464
Beijing Dabeinong Technology Group Co. Ltd. (A Shares) (a)	13,400	12,917
Beijing E-Hualu Information Technology Co. Ltd. (A Shares) (a)	2,600	10,314
Beijing Easpring Material Technology Co. Ltd. (A Shares)	1,900	11,459
Beijing Enlight Media Co. Ltd. (A Shares)	13,000	13,904
Beijing Enterprises Holdings Ltd.	33,000	109,951
Beijing Enterprises Water Group Ltd.	246,000	51,907
Beijing Kingsoft Office Software, Inc. (A Shares)	1,987	78,171
Beijing New Building Materials PLC (A Shares)	6,500	21,737
Beijing Oriental Yuhong Waterproof Technology Co. Ltd. (A Shares)	10,700	36,433
Beijing Roborock Technology Co. Ltd. (A Shares)	530	22,915
Beijing Shiji Information Technology Co. Ltd. (A Shares)	10,519	15,176
Beijing Tiantan Biological Products Corp. Ltd. (A Shares)	6,700	26,439
Beijing Tongrentang Co. Ltd. (A Shares)	5,100	35,797
Beijing United Information Technology Co. Ltd. (A Shares)	2,972	15,303
Beijing Wantai Biological Pharmacy Enterprise Co. Ltd. (A Shares)	2,856	17,131
Beijing Yanjing Brewery Co. Ltd. (A Shares)	11,400	16,209
Beijing-Shanghai High Speed Railway Co. Ltd. (A Shares)	123,400	84,369
Beiqi Foton Motor Co. Ltd. (A Shares) (a)	77,700	32,212
Bethel Automotive Safety Systems Co. Ltd. (A Shares)	1,700	17,596
Betta Pharmaceuticals Co. Ltd. (A Shares)	2,200	18,302
BGI Genomics Co. Ltd.	1,300	8,748
Bilibili, Inc. Class Z (a)	14,066	188,734
Bloomage Biotechnology Corp. Ltd. (A Shares)	1,779	18,599
BOC Aviation Ltd. Class A (b)	15,600	95,941
BOC Hong Kong (Holdings) Ltd.	262,500	694,192
BOC International China Co. Ltd.	9,900	14,757
BOE Technology Group Co. Ltd. (A Shares)	138,100	74,037
Bosideng International Holdings Ltd.	244,000	96,338
BTG Hotels Group Co. Ltd. (a)	4,200	9,590
Budweiser Brewing Co. APAC Ltd. (b)	127,100	241,534
By-Health Co. Ltd. (A Shares)	5,100	12,772
BYD Co. Ltd.:
(A Shares)	12,300	401,430
(H Shares)	69,000	2,098,299
BYD Electronic International Co. Ltd.	57,000	237,947
C&D International Investment Group Ltd.	54,961	123,650
Caitong Securities Co. Ltd.	14,300	15,527
Cambricon Technologies Corp. Ltd. (A Shares) (a)	1,596	23,561
Canmax Technologies Co. Ltd. (A Shares)	3,120	11,606
CECEP Solar Energy Co. Ltd. (A Shares)	16,700	13,106
CECEP Wind-Power Corp. (A Shares)	17,550	7,608
CETC Cyberspace Security Technology Co. Ltd. (A Shares)	3,700	11,157
CGN Power Co. Ltd. (H Shares) (b)	718,000	172,541
Changchun High & New Technology Industry Group, Inc. (A Shares)	1,400	29,803
Changjiang Securities Co. Ltd. (A Shares)	16,200	12,602
Changzhou Xingyu Automotive Lighting Systems Co. Ltd. (A Shares)	1,000	19,997
Chaozhou Three-Circle Group Co. (A Shares)	6,300	26,608
Chengxin Lithium Group Co. Ltd. (A Shares)	3,200	10,279
Chifeng Jilong Gold Mining Co. Ltd. (A Shares) (a)	6,500	13,086
China Baoan Group Co. Ltd. (A Shares)	7,400	10,455
China Cinda Asset Management Co. Ltd. (H Shares)	571,000	55,526
China CITIC Bank Corp. Ltd.:
(A Shares)	67,800	49,869
(H Shares)	514,000	229,300
China Coal Energy Co. Ltd. (H Shares)	125,000	98,183
China Communications Services Corp. Ltd. (H Shares)	178,000	72,807
China Conch Venture Holdings Ltd.	95,500	79,091
China Construction Bank Corp.:
(A Shares)	291,400	249,723
(H Shares)	6,369,000	3,602,040
China CSSC Holdings Ltd. (A Shares)	17,100	60,514
China Eastern Airlines Corp. Ltd. (A Shares) (a)	34,300	20,445
China Energy Engineering Corp. Ltd. (A Shares)	101,000	30,107
China Everbright Bank Co. Ltd.:
(A Shares)	77,100	31,298
(H Shares)	360,000	102,689
China Everbright International Ltd.	239,888	81,892
China Feihe Ltd. (b)	239,000	148,508
China Film Co. Ltd. (A Shares) (a)	13,600	22,224
China Galaxy Securities Co. Ltd.:
(A Shares)	10,400	17,248
(H Shares)	249,000	127,440
China Gas Holdings Ltd.	180,200	162,001
China Great Wall Securities Co. Ltd. (A Shares)	14,800	16,911
China Greatwall Technology Group Co. Ltd. (A Shares)	12,600	18,938
China Hongqiao Group Ltd.	179,000	167,582
China International Capital Corp. Ltd. (H Shares) (b)	134,800	214,704
China Jinmao Holdings Group Ltd.	356,413	43,717
China Jushi Co. Ltd. (A Shares)	13,715	21,710
China Life Insurance Co. Ltd.:
(A Shares)	6,600	30,317
(H Shares)	539,000	730,021
China Literature Ltd. (a)(b)	25,000	84,187
China Longyuan Power Grid Corp. Ltd. (H Shares)	272,000	230,256
China Medical System Holdings Ltd.	88,000	140,721
China Meheco Co. Ltd. (A Shares)	5,180	8,466
China Meidong Auto Holding Ltd.	42,000	22,524
China Mengniu Dairy Co. Ltd.	220,000	718,330
China Merchants Bank Co. Ltd.:
(A Shares)	30,400	127,925
(H Shares)	342,000	1,297,307
China Merchants Energy Shipping Co. Ltd. (A Shares)	29,900	26,291
China Merchants Holdings International Co. Ltd.	95,219	121,208
China Merchants Securities Co. Ltd. (A Shares)	61,150	118,236
China Merchants Shekou Industrial Zone Holdings Co. Ltd. (A Shares)	30,700	46,317
China Minmetals Rare Earth Co. Ltd. (A Shares)	3,800	15,584
China Minsheng Banking Corp. Ltd.:
(A Shares)	26,000	13,222
(H Shares)	676,900	225,043
China National Building Materials Co. Ltd. (H Shares)	253,000	120,427
China National Chemical Engineering Co. Ltd. (A Shares)	21,700	20,773
China National Medicines Corp. Ltd. (A Shares)	2,700	10,627
China National Nuclear Power Co. Ltd. (A Shares)	69,900	70,918
China National Software & Service Co. Ltd. (A Shares)	3,380	15,892
China Northern Rare Earth Group High-Tech Co. Ltd.	13,800	39,438
China Oilfield Services Ltd. (H Shares)	120,000	141,878
China Overseas Land and Investment Ltd.	270,500	510,463
China Overseas Property Holdings Ltd.	80,000	69,479
China Pacific Insurance (Group) Co. Ltd.	23,600	89,493
China Pacific Insurance (Group) Co. Ltd. (H Shares)	192,800	474,938
China Petroleum & Chemical Corp.:
(A Shares)	183,700	137,184
(H Shares)	1,642,000	839,781
China Power International Development Ltd.	405,805	157,710
China Railway Group Ltd.:
(A Shares)	102,100	84,447
(H Shares)	265,000	125,071
China Railway Signal & Communications Corp. (A Shares)	29,107	18,689
China Resource Gas Group Ltd.	61,300	181,211
China Resources Beer Holdings Co. Ltd.	112,000	592,667
China Resources Cement Holdings Ltd.	144,000	37,027
China Resources Land Ltd.	228,000	853,429
China Resources Microelectronics Ltd. (A Shares)	4,411	32,081
China Resources Mixc Lifestyle Services Ltd. (b)	56,000	218,479
China Resources Pharmaceutical Group Ltd. (b)	104,000	64,604
China Resources Power Holdings Co. Ltd.	144,000	279,056
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd. (A Shares)	4,000	23,578
China Ruyi Holdings Ltd. (a)	392,000	90,268
China Shenhua Energy Co. Ltd.:
(A Shares)	14,800	61,302
(H Shares)	254,000	778,503
China Southern Airlines Ltd.:
(A Shares) (a)	61,500	51,928
(H Shares) (a)	92,000	43,533
China State Construction Engineering Corp. Ltd. (A Shares)	164,300	116,305
China State Construction International Holdings Ltd.	128,000	137,106
China Taiping Insurance Group Ltd.	91,000	84,064
China Three Gorges Renewables Group Co. Ltd. (A Shares)	203,500	133,566
China Tourism Group Duty Free Corp. Ltd.:
(A Shares)	11,100	143,595
(H Shares) (b)	1,600	18,069
China Tower Corp. Ltd. (H Shares) (b)	3,334,000	310,898
China Traditional Chinese Medicine Holdings Co. Ltd.	196,000	96,578
China United Network Communications Ltd. (A Shares)	120,700	73,575
China Vanke Co. Ltd.:
(A Shares)	10,100	15,626
(H Shares)	251,200	235,012
China XD Electric Co. Ltd. (A Shares)	61,800	39,060
China Yangtze Power Co. Ltd. (A Shares)	107,800	332,625
China Zhenhua (Group) Science & Technology Co. Ltd. (A Shares)	1,700	15,556
China Zheshang Bank Co. Ltd.	83,200	29,017
ChinaSoft International Ltd.	178,000	129,142
Chongqing Brewery Co. Ltd. (A Shares)	1,700	18,244
Chongqing Changan Automobile Co. Ltd. (A Shares)	30,488	63,107
Chongqing Fuling Zhacai Group Co. Ltd. Group (A Shares)	3,770	7,963
Chongqing Rural Commercial Bank Co. Ltd. (H Shares)	102,000	38,615
Chongqing Taiji Industry Group Co. Ltd. (A Shares) (a)	3,100	17,789
Chongqing Zhifei Biological Products Co. Ltd. (A Shares)	9,150	78,440
Chow Tai Fook Jewellery Group Ltd.	158,000	223,116
CITIC Pacific Ltd.	432,000	367,174
CITIC Securities Co. Ltd.:
(A Shares)	27,925	82,909
(H Shares)	192,225	374,042
Cmoc Group Ltd.:
(A Shares)	48,200	36,554
(H Shares)	273,000	162,820
CNGR Advanced Material Co. Ltd.	2,000	14,880
CNNC Hua Yuan Titanium Dioxide Co. Ltd. (A Shares)	18,940	12,334
CNPC Capital Co. Ltd. (A Shares)	34,400	27,911
Contemporary Amperex Technology Co. Ltd.	18,880	479,502
COSCO Shipping Development Co. Ltd. (A Shares)	37,900	11,915
COSCO Shipping Energy Transportation Co. Ltd.:
(A Shares)	57,200	112,742
(H Shares)	16,000	16,969
COSCO SHIPPING Holdings Co. Ltd.:
(A Shares) (a)	46,470	62,107
(H Shares)	225,550	229,393
Cosco Shipping Ports Ltd.	115,757	69,835
Country Garden Holdings Co. Ltd. (a)	888,784	79,477
Country Garden Services Holdings Co. Ltd.	159,000	138,888
CRRC Corp. Ltd.:
(A Shares)	86,000	62,824
(H Shares)	309,000	128,737
CSC Financial Co. Ltd. (A Shares)	17,000	56,231
CSPC Pharmaceutical Group Ltd.	625,760	546,582
Dajin Heavy Industry Co. Ltd.	2,200	8,335
Daqin Railway Co. Ltd. (A Shares)	53,000	52,248
Daqo New Energy Corp. ADR (a)	3,947	100,491
DaShenLin Pharmaceutical Group Co. Ltd.	5,232	17,034
Datang International Power Generation Co. Ltd. (A Shares)	34,800	12,322
DHC Software Co. Ltd. (A Shares)	13,100	11,291
Do-Fluoride New Materials Co. Ltd. (A Shares)	4,480	9,801
Dong-E-E-Jiao Co. Ltd. (A Shares)	2,200	13,959
Dongfang Electric Corp. Ltd. (A Shares)	11,400	23,229
Dongfeng Motor Group Co. Ltd. (H Shares)	174,000	76,599
Dongxing Securities Co. Ltd. (A Shares)	7,700	8,422
Dongyue Group Co. Ltd.	102,000	81,248
East Buy Holding Ltd. (a)(b)	29,000	118,306
East Money Information Co. Ltd. (A Shares)	62,240	129,895
Eastroc Beverage Group Co. Ltd.	1,800	47,270
Ecovacs Robotics Co. Ltd. Class A	2,300	13,580
ENN Energy Holdings Ltd.	54,400	412,088
ENN Natural Gas Co. Ltd. (A Shares)	9,300	21,953
Eoptolink Technology, Inc. Ltd. (A Shares)	3,700	15,960
ESR Group Ltd. (b)	157,800	202,757
Eve Energy Co. Ltd. (A shares)	7,371	46,763
Everbright Securities Co. Ltd. (A Shares)	15,000	33,771
Everdisplay Optronics Shanghai Co. Ltd. (A Shares) (a)	115,707	41,449
Fangda Carbon New Material Co. Ltd. (A Shares) (a)	11,940	9,632
Far East Horizon Ltd.	97,000	68,253
Farasis Energy Gan Zhou Co. Ltd. (A Shares) (a)	12,895	31,064
FAW Jiefang Group Co. Ltd. (A Shares) (a)	12,800	16,132
First Capital Securities Co. Ltd. (A Shares)	14,400	11,518
Flat Glass Group Co. Ltd.	15,000	26,938
Flat Glass Group Co. Ltd. (A Shares) (a)	14,400	50,862
Focus Media Information Technology Co. Ltd. (A Shares)	60,200	56,918
Foshan Haitian Flavouring & Food Co. Ltd. (A Shares)	28,492	146,667
Fosun International Ltd.	164,500	98,559
Founder Securities Co. Ltd. (A Shares)	29,000	30,062
Foxconn Industrial Internet Co. Ltd. (A Shares)	42,500	85,649
Fujian Sunner Development Co. Ltd. A Shares	3,700	9,102
Fuyao Glass Industries Group Co. Ltd.:
(A Shares)	2,500	12,723
(H Shares) (b)	58,000	264,427
G-bits Network Technology Xiamen Co. Ltd. (A Shares)	400	14,556
GalaxyCore, Inc. (A Shares)	6,414	16,151
Ganfeng Lithium Group Co. Ltd.:
(A Shares)	9,960	60,357
(H Shares) (b)	28,260	101,504
GCL Technology Holdings Ltd.	1,454,000	214,127
GD Power Development Co. Ltd. (A Shares)	61,500	30,600
GDS Holdings Ltd. Class A (a)	61,700	78,602
Geely Automobile Holdings Ltd.	424,000	481,378
GEM Co. Ltd. (A Shares)	13,600	10,900
Gemdale Corp. (A Shares)	16,900	11,929
Genscript Biotech Corp. (a)	76,000	220,945
GF Securities Co. Ltd.:
(A Shares)	17,700	35,913
(H Shares)	82,200	107,021
Giant Network Group Co. Ltd. (A Shares)	7,800	12,597
Gigadevice Semiconductor Beijing, Inc. (A Shares)	2,540	37,209
Ginlong Technologies Co. Ltd. (A Shares)	1,350	12,388
GoerTek, Inc. (A Shares)	12,500	30,866
Goldwind Science & Technology Co. Ltd. (H Shares)	69,216	33,025
Gongniu Group Co. Ltd. (A Shares)	3,400	49,147
GoodWe Technologies Co. Ltd. (A Shares)	662	10,576
Gotion High-tech Co. Ltd. (A Shares) (a)	7,000	21,797
Great Wall Motor Co. Ltd.:
(A Shares)	8,300	33,353
(H Shares)	157,500	220,168
Gree Electric Appliances, Inc. of Zhuhai (A Shares)	11,300	52,422
Greenland Holdings Corp. Ltd. (A Shares) (a)	46,000	16,034
Greentown China Holdings Ltd.	65,000	63,059
GRG Banking Equipment Co. Ltd. (A Shares)	10,900	17,397
Guangdong Haid Group Co. Ltd. (A Shares)	6,600	40,636
Guangdong HEC Technology Holding Co. Ltd. (A Shares) (a)	12,600	12,259
Guangdong Investment Ltd.	194,000	132,382
Guanghui Energy Co. Ltd. (A Shares)	22,400	23,001
Guangzhou Automobile Group Co. Ltd.	29,400	40,300
Guangzhou Automobile Group Co. Ltd. (H Shares)	164,000	76,834
Guangzhou Baiyun International Airport Co. Ltd. (A Shares) (a)	8,900	12,887
Guangzhou Baiyunshan Pharma Health (A Shares)	5,100	20,782
Guangzhou Great Power Energy & Technology Co. Ltd. (A Shares)	1,800	7,590
Guangzhou Haige Communications Group (A Shares)	11,300	17,948
Guangzhou Kingmed Diagnostics Group Co. Ltd. (A Shares)	1,900	16,083
Guangzhou Shiyuan Electronic Technology Co. Ltd. (A Shares)	2,600	14,938
Guangzhou Tinci Materials Technology Co. Ltd. (A Shares)	8,160	31,052
Guangzhou Yuexiu Financial Holdings Group Co. Ltd. (A Shares)	13,776	12,362
Guolian Securities Co. Ltd. (a)	6,400	9,412
Guosen Securities Co. Ltd. (A Shares)	26,300	34,553
Guotai Junan Securities Co. Ltd.:
(A Shares)	19,300	38,989
(H Shares) (b)	80,600	89,960
Guoyuan Securities Co. Ltd. (A Shares)	14,510	13,735
H World Group Ltd. ADR (a)	14,685	553,037
Haidilao International Holding Ltd. (b)	121,000	302,961
Haier Smart Home Co. Ltd.	166,600	475,198
Haier Smart Home Co. Ltd. (A Shares)	26,400	80,229
Hainan Airlines Co. Ltd. (A Shares) (a)	161,400	32,222
Hainan Airport Infrastructure Co. Ltd. (A Shares) (a)	43,200	22,507
Haitian International Holdings Ltd.	39,000	93,038
Haitong Securities Co. Ltd.:
(A Shares)	16,400	21,908
(H Shares)	311,600	178,916
Hangzhou Binjiang Real Estate Group Co. Ltd. (A Shares)	12,200	13,966
Hangzhou Chang Chuan Technology Co. Ltd.	2,300	12,846
Hangzhou First Applied Material Co. Ltd. (A Shares)	5,616	19,626
Hangzhou GreatStar Industrial Co. Ltd. (A Shares) (a)	11,700	31,705
Hangzhou Lion Electronics Co. Ltd. (A Shares)	2,100	9,240
Hangzhou Oxygen Plant Group Co. Ltd. (A Shares)	3,800	17,153
Hangzhou Robam Appliances Co. Ltd. (A Shares)	3,100	9,782
Hangzhou Silan Microelectronics Co. Ltd. (A Shares)	4,600	15,277
Hangzhou Tigermed Consulting Co. Ltd.:
(A Shares)	2,500	22,813
(H Shares) (b)	2,100	11,800
Hansoh Pharmaceutical Group Co. Ltd. (b)	74,000	139,231
Haohua Chemical Science & Technology Co. Ltd. (A Shares)	2,900	12,192
Hebei Hengshui Laobaigan Liquor Co. Ltd.	3,600	11,710
Hebei Yangyuan Zhihui Beverage Co. Ltd. (A Shares)	4,800	16,335
Heilongjiang Agriculture Co. Ltd. (A Shares)	5,300	9,231
Henan Shenhuo Coal & Power Co. Ltd. (A Shares)	7,500	16,863
Henan Shuanghui Investment & Development Co. Ltd. (A Shares)	11,300	40,454
Hengan International Group Co. Ltd.	51,000	170,814
Hengdian Group DMEGC Magnetics Co. Ltd. (A Shares)	6,600	13,144
Hengli Petrochemical Co. Ltd. (A Shares) (a)	26,600	53,298
Hengtong Optic-electric Co. Ltd. (A Shares)	9,100	16,411
Hengyi Petrochemical Co. Ltd. (A Shares) (a)	10,900	10,718
Hesteel Co. Ltd. (A Shares)	30,300	9,279
Hisense Electric Co. Ltd.	9,900	31,512
Hithink RoyalFlush Information Network Co. Ltd. (A Shares)	2,000	38,420
Hongfa Technology Co. Ltd. (A Shares)	2,660	10,557
Hoshine Silicon Industry Co. Ltd. (A Shares)	2,900	22,696
Hoymiles Power Electronics, Inc. (A Shares)	326	9,985
Hoyuan Green Energy Co. Ltd. (A Shares)	2,263	11,559
Hua Hong Semiconductor Ltd. (a)(b)	39,000	96,021
Huadian Power International Corp. Ltd.:
(A Shares)	23,100	15,494
(H Shares)	26,000	10,440
Huadong Medicine Co. Ltd. (A Shares)	6,200	36,432
Huafon Chemical Co. Ltd. (A Shares)	13,300	13,191
Huagong Tech Co. Ltd. (A Shares)	3,800	14,688
Huaibei Mining Holdings Co. Ltd. (A Shares)	8,100	16,239
Hualan Biological Engineer, Inc. (A Shares)	7,410	23,780
Huaneng Power International, Inc.:
(A Shares) (a)	61,600	64,093
(H Shares) (a)	216,000	101,078
Huatai Securities Co. Ltd.:
(A Shares)	16,700	36,607
(H Shares) (b)	110,800	145,060
HUAXI Securities Co. Ltd.	9,900	10,729
Huaxia Bank Co. Ltd. (A Shares)	50,000	38,286
Huayu Automotive Systems Co. Ltd. (A Shares)	10,300	24,707
Hubei Feilihua Quartz Glass Co. Ltd. (A Shares)	2,000	10,831
Hubei Jumpcan Pharmaceutical Co. Ltd. (A Shares)	3,700	13,711
Hubei Xingfa Chemicals Group Co. Ltd. (A Shares)	4,300	11,553
Huizhou Desay SV Automotive Co. Ltd.	2,200	37,773
Humanwell Healthcare Group Co. Ltd. (A Shares)	5,400	17,268
Hunan Changyuan Lico Co. Ltd. (A Shares)	5,814	6,779
Hunan Valin Steel Co. Ltd. (A Shares)	20,300	16,177
Hundsun Technologies, Inc. (A Shares)	7,808	33,256
Hygeia Healthcare Holdings Co. (b)	22,400	135,253
iFlytek Co. Ltd. (A Shares)	8,500	53,031
IMEIK Technology Development Co. Ltd. (A Shares)	800	36,075
Industrial & Commercial Bank of China Ltd.:
(A Shares)	847,100	547,884
(H Shares)	3,735,000	1,789,979
Industrial Bank Co. Ltd. (A Shares)	109,700	226,240
Industrial Securities Co. Ltd. (A Shares)	38,270	32,659
Ingenic Semiconductor Co. Ltd. (A Shares)	1,900	19,192
Inner Mongoli Yili Industries Co. Ltd. (A Shares)	39,400	147,735
Inner Mongolia Baotou Steel Union Co. Ltd. (A Shares) (a)	184,300	40,840
Inner Mongolia Dian Tou Energy Corp. Ltd.	6,200	11,536
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd. (A Shares)	25,400	13,893
Inner Mongolia Yitai Coal Co. Ltd. (B Shares) (a)	91,700	125,856
Inner Mongolia Yuan Xing Energy Co. Ltd. (A Shares)	14,600	13,583
Innovent Biologics, Inc. (a)(b)	82,000	483,239
Inspur Electronic Information Industry Co. Ltd. (A Shares)	5,345	21,664
iQIYI, Inc. ADR (a)	29,150	135,839
iRay Technology Co. Ltd. (A Shares)	410	12,634
iSoftStone Information Technology Group Co. Ltd. (A Shares)	3,750	18,341
JA Solar Technology Co. Ltd. (A Shares)	13,376	40,985
Jason Furniture Hangzhou Co. Ltd. (A Shares)	3,120	15,797
JCET Group Co. Ltd. (A Shares)	6,800	28,704
JD Health International, Inc. (a)(b)	76,200	346,122
JD Logistics, Inc. (a)(b)	127,800	151,328
JD.com, Inc. Class A	164,873	2,096,057
Jiangsu Eastern Shenghong Co. Ltd.	23,700	34,484
Jiangsu Expressway Co. Ltd. (H Shares)	82,000	74,550
Jiangsu Hengli Hydraulic Co. Ltd.	4,576	35,224
Jiangsu Hengrui Medicine Co. Ltd. (A Shares)	24,532	160,671
Jiangsu King's Luck Brewery JSC Ltd. (A Shares)	5,100	40,785
Jiangsu Nhwa Pharmaceutical Co. Ltd. (A Shares)	5,700	20,489
Jiangsu Pacific Quartz Co. Ltd. (A Shares)	1,200	15,089
Jiangsu Phoenix Publishing & Media Corp. Ltd.	13,500	17,735
Jiangsu Yanghe Brewery JSC Ltd. (A Shares)	9,000	150,106
Jiangsu Yangnong Chemical Co. Ltd. (A Shares)	1,430	13,205
Jiangsu Yoke Technology Co. Ltd. (A Shares)	2,200	17,374
Jiangsu Yuyue Medical Equipment & Supply Co. Ltd. (A Shares)	4,700	21,617
Jiangsu Zhongtian Technology Co. Ltd. (A Shares)	11,200	21,455
Jiangxi Copper Co. Ltd.:
(A Shares)	9,800	24,567
(H Shares)	99,000	139,982
Jiangxi Special Electric Motor Co. Ltd. (A Shares) (a)	5,700	9,333
Jinduicheng Molybdenum Co. Ltd. (A Shares)	12,400	17,025
Jinko Solar Co. Ltd. (A Shares)	25,551	33,155
JiuGui Liquor Co. Ltd. (A Shares)	1,200	12,538
Jiumaojiu International Holdings Ltd. (b)	61,000	66,375
Jizhong Energy Resources Co. Ltd. (A Shares)	11,700	10,272
Joincare Pharmaceutical Group Industry Co. Ltd. (A Shares)	6,300	10,212
Jointown Pharmaceutical Group (A Shares)	15,019	14,618
Jonjee Hi-Tech Industrial & Commercial Holding Co. Ltd. (A Shares) (a)	2,700	12,404
JOYY, Inc. ADR	2,964	115,359
Juewei Food Co. Ltd.	1,800	8,693
Juneyao Airlines Co. Ltd. (A shares) (a)	8,100	16,154
Kangmei Pharmaceutical Co. Ltd. rights (a)(d)	809	0
Kanzhun Ltd. ADR (a)	15,586	230,673
KE Holdings, Inc. ADR	46,297	681,029
Keda Industrial Group Co. Ltd.	6,400	9,533
Kingboard Chemical Holdings Ltd.	41,000	99,846
Kingdee International Software Group Co. Ltd. (a)	200,000	265,374
Kingnet Network Co. Ltd. (A Shares)	12,600	18,593
Kingsoft Corp. Ltd.	68,000	237,285
Kuaishou Technology Class B (a)(b)	162,500	1,046,475
Kuang-Chi Technologies Co. Ltd. (A Shares)	10,200	19,513
Kunlun Energy Co. Ltd.	308,000	256,596
Kunlun Tech Co. Ltd. (A Shares) (a)	4,600	19,799
Kweichow Moutai Co. Ltd. (A Shares)	5,300	1,220,877
Lb Group Co. Ltd. (A Shares)	8,900	22,656
Lenovo Group Ltd.	514,000	598,158
Lens Technology Co. Ltd. (A Shares)	20,300	36,272
Lepu Medical Technology Beijing Co. Ltd. (A Shares)	7,000	16,488
Li Auto, Inc. Class A (a)	78,998	1,336,143
Li Ning Co. Ltd.	168,000	514,820
Liaoning Port Co. Ltd. (A Shares)	69,500	14,343
Lingyi iTech Guangdong Co. (A Shares)	30,900	25,690
Livzon Pharmaceutical Group, Inc. (A Shares)	2,000	9,574
Longfor Properties Co. Ltd. (b)	130,297	189,681
LONGi Green Energy Technology Co. Ltd.	33,752	111,428
Lufax Holding Ltd. ADR	43,164	41,213
Luxi Chemical Group Co. Ltd.	6,400	9,936
Luxshare Precision Industry Co. Ltd. (A Shares)	27,793	124,821
Luzhou Laojiao Co. Ltd. (A Shares)	7,000	205,069
Mango Excellent Media Co. Ltd. (A Shares)	7,000	24,200
Maxscend Microelectronics Co. Ltd. (A Shares)	1,824	37,639
Meihua Holdings Group Co. Ltd. (A Shares)	10,200	13,250
Meinian Onehealth Healthcare Holdings Co. Ltd. (A Shares) (a)	16,500	13,913
Meituan Class B (a)(b)	356,080	5,047,439
Metallurgical Corp. China Ltd. (A Shares)	62,000	28,060
Microport Scientific Corp. (a)	52,800	83,201
Ming Yang Smart Energy Group Ltd. (A Shares)	7,300	13,958
MINISO Group Holding Ltd. ADR	7,028	177,879
Minth Group Ltd.	48,000	107,147
Montage Technology Co. Ltd. (A Shares)	4,439	33,471
Muyuan Foodstuff Co. Ltd. (A Shares)	21,540	111,102
Nanjing King-Friend Biochemical Pharmaceutical Co. Ltd.	6,501	11,245
Nanjing Securities Co. Ltd. (A Shares)	14,200	15,616
NARI Technology Co. Ltd. (A Shares)	44,680	137,981
National Silicon Industry Group Co. Ltd. (A Shares) (a)	10,561	26,212
NAURA Technology Group Co. Ltd.	2,000	70,157
NavInfo Co. Ltd. (A Shares) (a)	7,300	9,987
NetEase, Inc.	135,890	2,908,257
New China Life Insurance Co. Ltd.	16,300	74,506
New China Life Insurance Co. Ltd. (H Shares)	37,500	82,262
New Hope Liuhe Co. Ltd. (A Shares) (a)	16,100	22,347
New Oriental Education & Technology Group, Inc. (a)	106,290	693,015
Ninestar Corp. (A Shares)	5,400	18,117
Ningbo Deye Technology Co. Ltd. (A Shares)	1,760	16,655
Ningbo Joyson Electronic Corp. (A shares)	3,600	9,285
Ningbo Orient Wires & Cables Co. Ltd. (A Shares)	2,300	13,245
Ningbo Ronbay New Energy Technology Co. Ltd. (A Shares)	1,425	8,634
Ningbo Shanshan Co. Ltd. (A Shares)	7,100	13,594
Ningbo Tuopu Group Co. Ltd. (A Shares)	3,700	32,689
Ningxia Baofeng Energy Group Co. Ltd.	26,400	52,064
NIO, Inc. sponsored ADR (a)(c)	96,524	704,625
Nongfu Spring Co. Ltd. (H Shares) (b)	121,800	693,742
North Industries Group Red Arrow Co. Ltd. (A Shares)	5,900	11,506
Offcn Education Technology Co. A Shares (a)	22,400	12,102
Offshore Oil Enginering Co. Ltd. (A Shares)	15,000	12,747
Oppein Home Group, Inc. (A Shares)	1,760	20,947
Orient Securities Co. Ltd. (A Shares)	26,240	31,126
Oriental Pearl Group Co. Ltd.	30,300	30,591
Ovctek China, Inc. (A Shares)	3,820	13,176
Pangang Group Vanadium Titanium & Resources Co. Ltd. (A Shares) (a)	33,400	15,952
PDD Holdings, Inc. ADR (a)	41,918	4,251,324
People's Insurance Co. of China Group Ltd.:
(A Shares)	63,300	46,218
(H Shares)	611,000	201,605
People.cn Co. Ltd. (A Shares)	5,500	24,389
Perfect World Co. Ltd. (A Shares)	8,250	13,544
PetroChina Co. Ltd.:
(A Shares)	97,400	94,896
(H Shares)	1,478,000	964,714
Pharmaron Beijing Co. Ltd.:
(A Shares)	5,325	24,221
(H Shares) (b)	8,000	19,097
PICC Property & Casualty Co. Ltd. (H Shares)	490,000	559,558
Ping An Bank Co. Ltd. (A Shares)	119,900	171,528
Ping An Healthcare and Technology Co. Ltd. (a)(b)	35,900	83,860
Ping An Insurance Group Co. of China Ltd.:
(A Shares)	57,200	355,479
(H Shares)	458,000	2,323,194
Piotech, Inc. (A Shares)	1,006	34,765
Poly Developments & Holdings (A Shares)	45,000	67,738
Pop Mart International Group Ltd. (b)	33,600	92,753
Postal Savings Bank of China Co. Ltd.	120,000	74,974
Postal Savings Bank of China Co. Ltd. (H Shares) (b)	576,000	262,903
Power Construction Corp. of China Ltd. (A Shares)	69,600	50,057
Prosus NV	107,011	2,992,625
Pylon Technologies Co. Ltd. (Series A)	565	8,799
Qi An Xin Technology Group, Inc. (A Shares) (a)	2,667	16,826
Qifu Technology, Inc. ADR	7,332	108,440
Qinghai Salt Lake Potash Co. Ltd. Class A (a)	19,800	45,850
Raytron Technology Co. Ltd. (A Shares)	1,967	12,669
Risen Energy Co. Ltd. (A Shares)	3,900	9,472
Riyue Heavy Industry Co. Ltd. (A Shares)	3,000	5,774
Rockchip Electronics Co. Ltd.	1,400	12,477
Rongsheng Petrochemical Co. Ltd. (A Shares)	37,850	58,963
SAIC Motor Corp. Ltd. (A Shares)	29,100	57,789
Sailun Group Co. Ltd. A Shares	9,500	14,590
Sanan Optoelectronics Co. Ltd. (A Shares)	18,900	38,474
Sangfor Technologies, Inc. (a)	1,600	18,358
Sany Heavy Equipment International Holdings Co. Ltd.	72,000	94,580
Sany Heavy Industry Co. Ltd. (A Shares)	32,400	64,076
Satellite Chemical Co. Ltd. (A Shares)	11,909	26,473
SDIC Capital Co. Ltd.	20,500	19,156
SDIC Power Holdings Co. Ltd. (A Shares)	27,200	45,378
Seazen Holdings Co. Ltd. (A Shares) (a)	8,200	13,318
Seres Group Co. Ltd. (A Shares) (a)	6,000	66,980
SF Holding Co. Ltd. (A Shares)	18,900	101,426
SG Micro Corp. (A Shares)	1,657	20,322
Shaanxi Coal Industry Co. Ltd. (A Shares)	36,400	89,757
Shan Xi Hua Yang Group New Energy Co. Ltd.	11,700	12,904
Shandong Buchang Pharmaceuticals Co. Ltd. (A Shares)	4,200	9,959
Shandong Gold Mining Co. Ltd.:
(A Shares)	17,740	57,611
(H Shares) (b)	39,250	73,532
Shandong Himile Mechanical Science & Technology Co. Ltd. (A Shares)	7,000	30,779
Shandong Hualu Hengsheng Chemical Co. Ltd. (A Shares)	7,260	31,937
Shandong Linglong Tyre Co. Ltd. (A Shares)	7,300	19,984
Shandong Nanshan Aluminum Co. Ltd. (A Shares)	55,000	23,312
Shandong Sun Paper Industry JSC Ltd. (A Shares)	8,700	14,790
Shandong Weigao Medical Polymer Co. Ltd. (H Shares)	164,400	152,595
Shanghai Aiko Solar Energy Co. Ltd. (A Shares)	6,440	17,260
Shanghai Bairun Investment Holding Group Co. Ltd. (A Shares)	3,644	13,119
Shanghai Baosight Software Co. Ltd.	76,386	157,098
Shanghai Construction Group Co. Ltd. (A Shares)	23,498	8,451
Shanghai Electric Group Co. Ltd. (A Shares) (a)	51,500	31,269
Shanghai Electric Power Co. Ltd. (A Shares)	12,000	14,337
Shanghai Fosun Pharmaceutical (Group) Co. Ltd.:
(A Shares)	5,400	21,005
(H Shares)	38,500	88,837
Shanghai Friendess Electronic Technology Corp. Ltd. (A Shares)	617	20,388
Shanghai Fudan Microelectronics Group Co. Ltd. (A Shares)	4,237	28,060
Shanghai International Airport Co. Ltd. (A Shares) (a)	5,200	26,459
Shanghai International Port Group Co. Ltd. (A Shares)	34,200	23,380
Shanghai Jinjiang International Hotels Co. Ltd. (A Shares)	3,300	14,819
Shanghai Junshi Biosciences Co. Ltd. (A Shares) (a)	2,376	14,902
Shanghai Lingang Holdings Corp. Ltd. (A Shares)	10,480	15,374
Shanghai M&G Stationery, Inc. (A Shares)	3,400	18,017
Shanghai Moons' Electric Co. Ltd. (A Shares)	2,000	18,030
Shanghai Pharmaceuticals Holding Co. Ltd.:
(A Shares)	22,000	54,216
(H Shares)	48,200	70,121
Shanghai Pudong Development Bank Co. Ltd. (A Shares)	165,800	154,616
Shanghai Putailai New Energy Technology Co. Ltd.	6,786	23,218
Shanghai RAAS Blood Products Co. Ltd. (A Shares)	26,800	25,598
Shanghai Rural Commercial Bank Co. Ltd. (A Shares)	34,900	28,438
Shanghai Yuyuan Tourist Mart Group Co. Ltd.	11,700	10,396
Shanxi Coal International Energy Group Co. Ltd. (A Shares)	8,100	18,052
Shanxi Lu'an Environmental Energy Development Co. Ltd. (A Shares)	11,000	28,623
Shanxi Meijin Energy Co. Ltd. (A Shares) (a)	18,700	17,933
Shanxi Securities Co. Ltd. (A Shares)	11,070	8,504
Shanxi Taigang Stainless Steel Co. Ltd. (A Shares)	17,300	9,250
Shanxi Xinghuacun Fen Wine Factory Co. Ltd. (A Shares)	5,860	197,968
Shanxi Xishan Coal & Electricity Power Co. Ltd. (A Shares)	22,030	26,062
Shede Spirits Co. Ltd. (A Shares)	1,300	20,473
Shenergy Co. Ltd. (A Shares)	18,400	14,818
Shenghe Resources Holding Co. Ltd. (A Shares)	5,500	8,042
Shengyi Technology Co. Ltd.	10,900	26,214
Shennan Circuits Co. Ltd. (A Shares)	1,740	16,556
Shenwan Hongyuan Group Co. Ltd. (A Shares)	73,400	44,048
Shenzhen Capchem Technology Co. Ltd. (A Shares)	3,180	19,193
Shenzhen Dynanonic Co. Ltd. (A Shares)	1,120	12,048
Shenzhen Energy Group Co. Ltd. (A Shares)	13,140	11,100
Shenzhen Inovance Technology Co. Ltd. (A Shares)	6,050	50,020
Shenzhen International Holdings Ltd.	104,479	68,865
Shenzhen Kaifa Technology Co. Ltd. (A Shares)	6,000	14,117
Shenzhen Kangtai Biological Products Co. Ltd.	4,320	17,916
Shenzhen Kedali Industry Co. Ltd.	1,000	12,423
Shenzhen Kstar Science & Technology Co. Ltd. (A Shares)	2,300	8,205
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares) (a)	4,700	183,739
Shenzhen New Industries Biomedical Engineering Co. Ltd.	2,800	26,339
Shenzhen Overseas Chinese Town Co. Ltd. (A Shares) (a)	27,100	13,395
Shenzhen Salubris Pharmaceuticals Co. Ltd. (A Shares)	4,600	20,481
Shenzhen SC New Energy Technology Corp. (A Shares)	1,300	12,978
Shenzhen Sed Industry Co. Ltd. (A Shares)	6,700	17,557
Shenzhen Senior Technology Material Co. Ltd. (A Shares)	5,446	11,443
Shenzhen Sunlord Electronics Co. Ltd. (A Shares)	3,300	13,174
Shenzhen Transsion Holdings Co. Ltd. (A Shares) (a)	3,371	61,961
Shenzhen YUTO Packaging Technology Co. Ltd. (A Shares)	4,200	15,080
Shenzhou International Group Holdings Ltd.	58,900	578,544
Shijiazhuang Yiling Pharmaceutical Co. Ltd. (A Shares)	5,940	18,049
Shuangliang Eco-Energy Systems Ltd. (A Shares)	7,300	9,345
Sichuan Chuantou Energy Co. Ltd. (A Shares)	15,600	31,376
Sichuan Hebang Biotechnology Co. Ltd. (A Shares)	23,300	7,585
Sichuan Kelun Pharmaceutical Co. Ltd. (A Shares)	6,700	25,171
Sichuan New Energy Power Co. Ltd. (A Shares) (a)	6,000	9,614
Sichuan Road & Bridge (Group) Co. Ltd. (A Shares)	25,620	27,006
Sichuan Swellfun Co. Ltd. (A Shares)	1,900	15,882
Sichuan Yahua Industrial Group Co. Ltd. (A Shares)	3,100	5,972
Sieyuan Electric Co. Ltd. (A Shares)	3,200	21,572
Silergy Corp.	23,000	205,412
Sinolink Securities Co. Ltd. (A Shares)	14,700	18,374
Sinoma International Engineering Co. Ltd. (A Shares)	10,100	13,622
Sinoma Science & Technology Co. Ltd. (A Shares)	6,700	15,842
Sinomine Resource Group Co. Ltd. (A Shares)	2,156	11,024
Sinopec Shanghai Petrochemical Co. Ltd.:
(A Shares) (a)	29,900	12,233
(H Shares) (a)	30,000	4,027
Sinopharm Group Co. Ltd. (H Shares)	96,000	229,563
Sinotruk Hong Kong Ltd.	52,500	98,884
SITC International Holdings Co. Ltd.	88,000	135,556
SKSHU Paint Co. Ltd. (A Shares)	2,156	17,553
Smoore International Holdings Ltd. (b)	152,000	117,140
Songcheng Performance Development Co. Ltd. (A Shares)	10,220	15,350
Soochow Securities Co. Ltd. (A Shares)	16,770	18,392
Southwest Securities Co. Ltd. (A Shares)	20,800	11,661
Spring Airlines Co. Ltd. (A Shares) (a)	3,700	27,702
StarPower Semiconductor Ltd. (A Shares)	700	16,481
Sungrow Power Supply Co. Ltd. (A Shares)	5,600	64,547
Sunny Optical Technology Group Co. Ltd.	49,000	410,519
Sunresin New Materials Co. Ltd. (A Shares)	1,950	14,494
Sunwoda Electronic Co. Ltd. (A Shares)	6,600	14,539
SUPCON Technology Co. Ltd. (A Shares)	2,853	17,027
Suzhou Dongshan Precision Manufacturing Co. Ltd. (A Shares)	6,700	17,162
Suzhou Maxwell Technologies Co. Ltd. (A Shares)	928	15,326
Suzhou TFC Optical Communication Co. Ltd. (A Shares)	2,000	19,560
TAL Education Group ADR (a)	31,427	275,615
Tangshan Jidong Cement Co. Ltd. A Shares	8,100	7,921
TBEA Co. Ltd. (A Shares)	20,150	38,571
TCL Technology Group Corp. (A Shares)	65,340	35,141
TCL Zhonghuan Renewable Energy Technology Co. Ltd. (A Shares)	15,875	40,087
Tencent Holdings Ltd.	470,000	17,394,115
Tencent Music Entertainment Group ADR (a)	50,717	368,205
Thunder Software Technology Co. Ltd. (A Shares)	1,700	16,338
Tianjin 712 Communication & Broadcasting Co. Ltd.	1,900	6,914
Tianma Microelectronics Co. Ltd. (A Shares) (a)	13,200	17,689
Tianqi Lithium Corp. (A Shares)	5,300	39,886
Tianshan Aluminum Group Co. Ltd.	12,200	10,808
Tianshui Huatian Technology Co. Ltd. (A Shares)	14,800	18,079
Tingyi (Cayman Islands) Holding Corp.	132,000	175,205
Titan Wind Energy Suzhou Co. Ltd. (A Shares) (a)	8,000	14,594
Tongcheng Travel Holdings Ltd. (a)	81,200	155,129
TongFu Microelectronics Co. Ltd. (A Shares)	5,500	15,445
Tongkun Group Co. Ltd. (A Shares) (a)	9,400	18,572
Tongling Nonferrous Metals Group Co. Ltd. (A Shares)	33,000	14,019
Tongwei Co. Ltd. (A Shares)	17,100	63,887
Topchoice Medical Corp. (a)	1,300	15,932
Topsports International Holdings Ltd. (b)	115,000	96,708
TravelSky Technology Ltd. (H Shares)	59,000	93,204
Trina Solar Co. Ltd. (A Shares)	8,264	33,751
Trip.com Group Ltd. (a)	38,700	1,318,959
Tsingtao Brewery Co. Ltd.:
(A Shares)	500	5,715
(H Shares)	50,000	379,176
Uni-President China Holdings Ltd.	80,000	54,447
Unigroup Guoxin Microelectronics Co. Ltd. (a)	3,299	34,020
Unisplendour Corp. Ltd. (A Shares) (a)	10,220	27,429
Universal Scientific Industrial Shanghai Co. Ltd. (A Shares)	7,000	13,906
Verisilicon Microelectronics Shanghai Co. Ltd. (A Shares) (a)	1,918	13,999
Vipshop Holdings Ltd. ADR (a)	24,728	352,621
Walvax Biotechnology Co. Ltd. (A Shares)	5,400	17,194
Wanda Film Holding Co. Ltd. (A Shares) (a)	7,300	12,469
Wanhua Chemical Group Co. Ltd. (A Shares)	15,800	191,697
Want Want China Holdings Ltd.	320,000	198,835
Weibo Corp. sponsored ADR	4,919	58,192
Weichai Power Co. Ltd.:
(A Shares)	22,700	43,150
(H Shares)	162,000	242,485
Weihai Guangwei Composites Co. Ltd. (A Shares)	3,520	12,331
Wens Foodstuffs Group Co. Ltd. (A Shares)	23,060	59,236
Western Mining Co. Ltd. (A Shares)	7,900	13,584
Western Securities Co. Ltd. (A Shares)	13,000	11,836
Western Superconducting Technologies Co. Ltd. (A Shares)	2,303	14,562
Will Semiconductor Ltd.	4,750	71,681
Wilmar International Ltd.	137,700	357,990
Wingtech Technology Co. Ltd. (A Shares) (a)	4,100	27,914
Wintime Energy Group Co. Ltd. (A Shares) (a)	78,900	14,782
Wuchan Zhongda Group Co. Ltd.	14,500	9,061
Wuhan Guide Infrared Co. Ltd. (A Shares)	17,590	19,059
Wuliangye Yibin Co. Ltd. (A Shares)	17,700	377,383
WUS Printed Circuit Kunshan Co. Ltd. (A Shares)	5,140	13,767
WuXi AppTec Co. Ltd.	7,860	92,950
WuXi AppTec Co. Ltd. (H Shares) (b)	29,764	357,660
Wuxi Autowell Technology Co. Ltd. (A Shares)	600	11,211
Wuxi Biologics (Cayman), Inc. (a)(b)	268,500	1,669,464
XCMG Construction Machinery Co. Ltd. (A Shares)	46,100	36,113
Xiamen C&D, Inc. (A Shares)	12,400	16,573
Xiamen Faratronic Co. Ltd. (A Shares)	900	12,284
Xiamen Tungsten Co. Ltd. (A Shares)	6,000	13,908
Xiaomi Corp. Class B (a)(b)	1,081,000	1,938,259
Xinjiang Daqo New Energy Co. Ltd. (A Shares)	6,651	32,486
Xinyi Solar Holdings Ltd.	352,968	207,725
XPeng, Inc. Class A (a)	72,902	529,763
XTEP International Holdings Ltd.	93,500	85,004
Yadea Group Holdings Ltd. (b)	80,000	146,029
Yangzhou Yangjie Electronic Technology Co. Ltd. (A Shares)	1,600	8,309
Yankuang Energy Group Co. Ltd.:
(A Shares)	18,150	48,491
(H Shares)	160,000	277,881
Yantai Jereh Oilfield Services (A Shares)	3,100	12,124
Yealink Network Technology Corp. Ltd.	4,130	18,846
Yifeng Pharmacy Chain Co. Ltd.	4,060	18,191
Yihai International Holding Ltd.	34,000	61,877
Yihai Kerry Arawana Holdings Co. Ltd. (A Shares)	5,000	23,916
Yintai Gold Co. Ltd. (A Shares)	8,120	15,026
Yonghui Superstores Co. Ltd. (A Shares) (a)	32,700	13,769
YongXing Special Materials Technology Co. Ltd. (A Shares)	1,950	13,339
Yonyou Network Technology Co. Ltd. (A Shares)	13,020	29,168
Youngor Group Co. Ltd. (A Shares)	20,800	19,199
YTO Express Group Co. Ltd. (A Shares)	11,100	20,617
Yuan Longping High-tech Agriculture Co. Ltd. (A Shares) (a)	3,500	7,889
Yuexiu Property Co. Ltd.	120,240	125,069
Yum China Holdings, Inc.	29,525	1,551,834
Yunda Holding Co. Ltd. (A Shares)	10,180	12,691
Yunnan Aluminium Co. Ltd. (A Shares)	12,100	23,006
Yunnan Baiyao Group Co. Ltd. (A Shares)	7,100	49,343
Yunnan Botanee Bio-Technology Group Co., Ltd. (A Shares)	1,700	18,335
Yunnan Chihong Zinc & Germanium Co. Ltd. (A Shares)	51,300	36,287
Yunnan Energy New Material Co. Ltd.	3,400	31,213
Yunnan Tin Co. Ltd. (A Shares)	4,300	8,308
Yunnan Yuntianhua Co. Ltd. (Series A)	7,000	15,942
Yutong Bus Co. Ltd.	16,700	31,142
Zai Lab Ltd. (a)	66,740	170,324
Zangge Mining Co. Ltd. (Series A)	6,100	18,672
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd. (A Shares)	2,400	82,147
Zhaojin Mining Industry Co. Ltd. (H Shares)	83,500	103,519
Zhefu Holding Group Co. Ltd. (A Shares)	15,500	7,840
Zhejiang Century Huatong Group Co. Ltd. (A Shares) (a)	34,940	28,236
Zhejiang China Commodities City Group Co. Ltd. (A Shares)	23,100	24,583
Zhejiang Chint Electric Co. Ltd. (A Shares)	7,000	22,123
Zhejiang Dahua Technology Co. Ltd. (A Shares) (a)	13,200	36,853
Zhejiang Dingli Machinery Co. Ltd. (A Shares)	1,600	11,918
Zhejiang Expressway Co. Ltd. (H Shares)	78,000	58,713
Zhejiang Huahai Pharmaceutical Co. Ltd. (A Shares)	5,290	11,699
Zhejiang Huayou Cobalt Co. Ltd. (A Shares)	5,840	29,398
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd. (A Shares)	5,000	29,740
Zhejiang Jiuzhou Pharmaceutical Co. Ltd. (A Shares)	3,700	15,039
Zhejiang Juhua Co. Ltd. (A Shares)	11,400	23,606
Zhejiang Longsheng Group Co. Ltd. (A Shares)	11,600	14,116
Zhejiang NHU Co. Ltd. (A Shares)	10,632	23,513
Zhejiang Sanhua Intelligent Controls Co. Ltd. (A Shares)	6,800	24,893
Zhejiang Supor Cookware Co. Ltd.	1,700	11,659
Zhejiang Weiming Enviroment Protection Co. Ltd. (A Shares)	6,240	15,309
Zhejiang Weixing New Building Materials Co. Ltd. (A Shares)	5,900	13,301
Zhejiang Zheneng Electric Power Co. Ltd. (A Shares) (a)	42,200	26,538
Zheshang Securities Co. Ltd.	16,700	23,004
ZhongAn Online P & C Insurance Co. Ltd. (H Shares) (a)(b)	46,100	126,343
Zhongji Innolight Co. Ltd. (A Shares)	3,300	39,763
Zhongjin Gold Co. Ltd. (A Shares)	18,400	27,360
Zhongsheng Group Holdings Ltd. Class H	61,000	140,867
Zhongtai Securities Co. Ltd. (A Shares)	26,300	25,749
Zhuzhou CRRC Times Electric Co. Ltd.:
(A Shares)	4,183	22,147
(H Shares)	31,900	102,953
Zhuzhou Kibing Group Co. Ltd. (A Shares)	8,200	8,947
Zibo Qixiang Tengda Chemical Co. Ltd. (A Shares)	10,900	8,720
Zijin Mining Group Co. Ltd.:
(A Shares) (a)	72,100	122,310
(H Shares)	398,000	615,671
Zoomlion Heavy Industry Science and Technology Co. Ltd.:
(A Shares)	25,800	22,644
(H Shares)	10,200	5,303
ZTE Corp. (H Shares)	83,000	184,447
ZTO Express, Inc. sponsored ADR	29,738	700,925
TOTAL CHINA		135,648,137
Colombia - 0.0%
Bancolombia SA	14,586	104,009
Interconexion Electrica SA ESP	27,677	97,502
TOTAL COLOMBIA		201,511
Czech Republic - 0.1%
CEZ A/S	11,247	481,250
Komercni Banka A/S	5,205	152,439
MONETA Money Bank A/S (b)	23,657	91,394
TOTAL CZECH REPUBLIC		725,083
Denmark - 2.1%
A.P. Moller - Maersk A/S:
Series A	219	357,044
Series B	337	561,520
Carlsberg A/S Series B	6,827	813,596
Chr. Hansen Holding A/S	7,446	507,220
Coloplast A/S Series B	9,591	999,381
Danske Bank A/S	48,368	1,133,129
Demant A/S (a)	7,109	270,805
DSV A/S	13,037	1,944,345
Genmab A/S (a)	4,643	1,312,497
Novo Nordisk A/S Series B	228,754	22,069,325
Novozymes A/S Series B	14,422	647,316
ORSTED A/S (b)	13,288	642,065
Pandora A/S	5,886	666,058
Rockwool International A/S Series B	656	145,824
Tryg A/S	24,508	478,260
Vestas Wind Systems A/S (a)	70,230	1,522,220
TOTAL DENMARK		34,070,605
Egypt - 0.0%
Commercial International Bank SAE	149,891	292,512
Commercial International Bank SAE GDR	49,558	56,397
Eastern Co. SAE	62,936	53,524
EFG-Hermes Holding SAE	61,361	33,136
TOTAL EGYPT		435,569
Finland - 0.7%
Elisa Corp. (A Shares)	10,070	427,055
Fortum Corp.	31,461	372,836
Kesko Oyj	19,100	322,648
Kone OYJ (B Shares)	23,881	1,033,228
Metso Corp.	46,453	408,256
Neste OYJ	29,682	995,901
Nokia Corp.	375,132	1,249,446
Nordea Bank Abp	225,584	2,370,537
Orion Oyj (B Shares)	7,642	303,548
Sampo Oyj (A Shares)	32,207	1,264,643
Stora Enso Oyj (R Shares)	40,111	480,649
UPM-Kymmene Corp.	37,436	1,258,442
Wartsila Corp.	32,859	390,794
TOTAL FINLAND		10,877,983
France - 6.3%
Accor SA	13,067	415,754
Adevinta ASA Class B (a)	20,538	180,267
Aeroports de Paris SA	2,141	239,678
Air Liquide SA	36,703	6,289,142
Airbus Group NV	41,581	5,575,023
Alstom SA	20,153	272,921
Amundi SA (b)	4,307	224,307
Arkema SA	4,193	392,108
AXA SA	128,576	3,809,762
bioMerieux SA	2,956	283,061
BNP Paribas SA	73,517	4,227,523
Bollore SA	51,836	282,466
Bouygues SA	13,329	468,374
Bureau Veritas SA	20,811	473,212
Capgemini SA	11,569	2,044,575
Carrefour SA	42,240	740,529
Compagnie de St.-Gobain	32,462	1,767,041
Compagnie Generale des Etablissements Michelin SCA Series B	47,660	1,415,905
Covivio	3,698	158,079
Credit Agricole SA	84,872	1,024,820
Danone SA	45,181	2,687,838
Dassault Aviation SA	1,459	289,456
Dassault Systemes SA	46,929	1,933,164
Edenred SA	17,597	935,438
Eiffage SA	5,114	463,733
Engie SA	127,880	2,033,917
EssilorLuxottica SA	20,667	3,731,513
Eurazeo SA	2,983	167,758
Gecina SA	3,233	316,770
Getlink SE	25,215	406,470
Hermes International SCA	2,218	4,129,545
Ipsen SA	2,715	320,311
Kering SA	5,220	2,122,983
Klepierre SA	14,720	356,673
L'Oreal SA	16,886	7,097,704
La Francaise des Jeux SAEM (b)	7,646	246,105
Legrand SA	18,614	1,610,230
LVMH Moet Hennessy Louis Vuitton SE	19,348	13,851,825
Orange SA	130,779	1,538,229
Pernod Ricard SA	14,306	2,535,477
Publicis Groupe SA	16,094	1,221,324
Remy Cointreau SA	1,611	182,648
Renault SA	13,311	465,488
Safran SA	24,042	3,755,830
Sartorius Stedim Biotech	1,934	361,286
SEB SA	1,642	161,839
Societe Generale Series A	51,048	1,147,139
Sodexo SA	6,207	655,975
Teleperformance	4,154	475,357
Thales SA	7,283	1,072,310
TotalEnergies SE	157,586	10,535,803
Unibail-Rodamco-Westfield NV (a)	8,600	424,590
Valeo SA	14,795	194,743
Veolia Environnement SA	47,687	1,306,643
VINCI SA	37,232	4,116,906
Vivendi SA	46,800	418,733
Wendel SA	1,874	139,991
Worldline SA (a)(b)	17,061	216,266
TOTAL FRANCE		103,912,557
Germany - 4.7%
adidas AG	11,363	2,010,277
Allianz SE	28,252	6,617,820
BASF AG	62,750	2,899,499
Bayer AG	68,947	2,979,101
Bayerische Motoren Werke AG (BMW)	21,224	1,967,917
Bechtle AG	5,832	259,669
Beiersdorf AG	7,075	928,645
Brenntag SE	10,304	764,495
Carl Zeiss Meditec AG	2,807	242,775
Commerzbank AG	74,859	803,964
Continental AG	7,580	494,891
Covestro AG (a)(b)	13,401	676,367
Daimler Truck Holding AG	34,758	1,089,348
Deutsche Bank AG	135,942	1,489,609
Deutsche Borse AG	13,316	2,191,766
Deutsche Lufthansa AG (a)	40,446	282,624
Deutsche Telekom AG	227,104	4,928,989
DHL Group	69,593	2,706,872
E.ON SE	157,335	1,867,863
Evonik Industries AG	15,697	288,332
Fresenius Medical Care AG & Co. KGaA	14,450	480,118
Fresenius SE & Co. KGaA	29,658	760,679
GEA Group AG	10,608	361,760
Hannover Reuck SE	4,243	935,167
HeidelbergCement AG	10,066	729,369
HelloFresh AG (a)	10,579	230,141
Henkel AG & Co. KGaA	7,330	463,259
Infineon Technologies AG	91,647	2,677,029
Knorr-Bremse AG	5,191	288,581
LEG Immobilien AG (a)	5,228	325,488
Mercedes-Benz Group AG (Germany)	56,271	3,310,663
Merck KGaA	9,072	1,366,429
MTU Aero Engines AG	3,735	699,505
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	9,567	3,831,496
Nemetschek SE	4,028	300,047
Puma AG	7,357	414,911
Rational AG	350	199,055
Rheinmetall AG	3,007	860,333
RWE AG	44,272	1,692,481
SAP SE	73,152	9,812,048
Scout24 AG (b)	5,306	325,740
Siemens AG	53,276	7,069,665
Siemens Energy AG (a)(c)	36,501	323,264
Siemens Healthineers AG (b)	19,838	972,284
Symrise AG	9,358	956,287
Talanx AG	4,488	282,313
Telefonica Deutschland Holding AG	59,029	100,152
Volkswagen AG	2,256	260,793
Vonovia SE	51,043	1,175,116
Wacker Chemie AG	1,322	161,562
Zalando SE (a)(b)	15,797	367,559
TOTAL GERMANY		77,224,117
Greece - 0.1%
Alpha Bank SA (a)	156,757	233,869
Eurobank Ergasias Services and Holdings SA (a)	179,905	293,531
Ff Group (a)(d)	256	0
Hellenic Telecommunications Organization SA	13,787	193,000
Jumbo SA	8,062	212,066
Motor Oil (HELLAS) Corinth Refineries SA	4,805	114,394
Mytilineos SA	7,503	277,704
National Bank of Greece SA (a)	38,961	222,613
OPAP SA	12,902	218,426
Piraeus Financial Holdings SA (a)	47,647	140,659
Public Power Corp. of Greece (a)	13,614	138,720
TOTAL GREECE		2,044,982
Hong Kong - 1.4%
AIA Group Ltd.	810,400	7,037,358
CK Asset Holdings Ltd.	137,745	688,494
CK Infrastructure Holdings Ltd.	44,500	206,259
CLP Holdings Ltd.	116,000	848,979
Futu Holdings Ltd. ADR (a)	3,902	216,366
Hang Lung Properties Ltd.	120,000	157,735
Hang Seng Bank Ltd.	52,600	601,380
Henderson Land Development Co. Ltd.	106,010	277,371
HKT Trust/HKT Ltd. unit	253,000	262,054
Hong Kong & China Gas Co. Ltd.	794,865	553,313
Hong Kong Exchanges and Clearing Ltd.	84,449	2,954,250
Hongkong Land Holdings Ltd.	79,509	252,180
Jardine Matheson Holdings Ltd.	11,235	455,255
Kingboard Laminates Holdings Ltd.	54,500	51,110
Link (REIT)	174,560	801,081
MTR Corp. Ltd.	108,391	405,186
New World Development Co. Ltd.	110,267	202,375
Nine Dragons Paper (Holdings) Ltd.	102,000	58,067
Orient Overseas International Ltd.	10,000	126,098
Power Assets Holdings Ltd.	97,000	463,740
Prudential PLC	193,068	2,018,794
Sino Biopharmaceutical Ltd.	689,250	267,759
Sino Land Ltd.	270,105	269,654
Sun Hung Kai Properties Ltd.	102,000	1,047,408
Swire Pacific Ltd. (A Shares)	28,500	182,054
Swire Properties Ltd.	76,400	147,926
Techtronic Industries Co. Ltd.	97,000	885,564
Vinda International Holdings Ltd.	23,000	56,838
WH Group Ltd. (b)	591,766	353,422
Wharf Real Estate Investment Co. Ltd.	118,000	412,769
Xinyi Glass Holdings Ltd.	110,615	127,099
TOTAL HONG KONG		22,387,938
Hungary - 0.1%
MOL Hungarian Oil and Gas PLC Series A (For. Reg.)	32,041	254,945
OTP Bank PLC	16,703	621,540
Richter Gedeon PLC	10,031	235,199
TOTAL HUNGARY		1,111,684
India - 4.2%
ABB India Ltd.	3,601	177,551
Adani Enterprises Ltd.	11,826	325,999
Adani Green Energy Ltd. (a)	22,157	244,721
Adani Ports & Special Economic Zone Ltd.	37,196	350,796
Adani Power Ltd. (a)	54,018	235,307
Ambuja Cements Ltd.	42,380	216,146
Apollo Hospitals Enterprise Ltd.	7,073	409,427
Ashok Leyland Ltd.	102,665	206,929
Asian Paints Ltd.	26,864	967,387
Astral Ltd.	8,649	192,207
AU Small Finance Bank Ltd. (b)	11,896	95,584
Aurobindo Pharma Ltd.	18,845	192,243
Avenue Supermarts Ltd. (a)(b)	11,421	498,504
Axis Bank Ltd.	159,590	1,882,573
Bajaj Auto Ltd.	4,793	305,659
Bajaj Finance Ltd.	19,084	1,717,421
Bajaj Finserv Ltd.	26,662	502,581
Bajaj Holdings & Investment Ltd.	1,723	143,304
Balkrishna Industries Ltd.	5,042	154,601
Bandhan Bank Ltd. (b)	51,805	133,357
Bank of Baroda	66,869	157,625
Berger Paints India Ltd.	20,433	137,059
Bharat Electronics Ltd.	259,014	414,841
Bharat Forge Ltd.	18,031	220,788
Bharat Petroleum Corp. Ltd.	53,900	225,890
Bharti Airtel Ltd.	156,694	1,720,399
Britannia Industries Ltd.	7,598	404,058
Cg Power & Industrial Soluti	44,465	208,172
Cholamandalam Investment and Finance Co. Ltd.	28,819	393,716
Cipla Ltd./India (a)	36,780	530,031
Coal India Ltd.	108,432	409,180
Colgate-Palmolive Ltd.	8,154	206,963
Container Corp. of India Ltd.	21,372	176,676
Cummins India Ltd.	9,902	199,391
Dabur India Ltd.	43,891	278,740
Divi's Laboratories Ltd.	8,367	340,407
DLF Ltd.	44,293	299,969
Dr. Reddy's Laboratories Ltd.	7,600	490,393
Eicher Motors Ltd.	9,548	377,779
GAIL India Ltd.	161,972	232,494
Godrej Consumer Products Ltd.	28,532	339,859
Godrej Properties Ltd. (a)	8,838	176,308
Grasim Industries Ltd.	18,621	421,900
Havells India Ltd.	18,319	274,183
HCL Technologies Ltd.	66,332	1,017,126
HDFC Asset Management Co. Ltd. (b)	6,223	204,347
HDFC Bank Ltd.	195,215	3,462,971
HDFC Standard Life Insurance Co. Ltd. (b)	67,004	497,603
Hero Motocorp Ltd.	7,388	274,083
Hindalco Industries Ltd.	86,482	477,217
Hindustan Aeronautics Ltd.	12,042	263,458
Hindustan Petroleum Corp. Ltd. (a)	36,200	107,666
Hindustan Unilever Ltd.	57,422	1,713,158
ICICI Bank Ltd.	362,159	3,983,218
ICICI Lombard General Insurance Co. Ltd. (b)	17,332	285,970
ICICI Prudential Life Insurance Co. Ltd. (b)	25,698	162,115
IDFC Bank Ltd. (a)	242,337	240,751
Indian Oil Corp. Ltd.	201,963	217,497
Indian Railway Catering & Tourism Corp. Ltd.	16,892	134,977
Indraprastha Gas Ltd.	20,882	95,894
Info Edge India Ltd.	5,099	250,160
Infosys Ltd.	232,692	3,825,661
InterGlobe Aviation Ltd. (a)(b)	9,935	292,961
ITC Ltd.	209,293	1,077,024
Jindal Steel & Power Ltd.	25,829	196,608
Jio Financial Services Ltd.	213,098	565,400
JSW Steel Ltd. (a)	42,184	373,137
Jubilant Foodworks Ltd.	28,276	170,089
Kotak Mahindra Bank Ltd.	76,544	1,599,664
Larsen & Toubro Ltd.	48,201	1,695,733
Ltimindtree Ltd. (b)	6,351	386,285
Lupin Ltd.	14,760	199,954
Mahindra & Mahindra Ltd.	65,469	1,147,022
Marico Ltd.	35,368	227,838
Maruti Suzuki India Ltd.	9,507	1,186,850
Max Healthcare Institute Ltd.	54,176	373,344
Mphasis BFL Ltd.	4,995	127,486
MRF Ltd.	137	178,199
Muthoot Finance Ltd.	8,698	135,676
Nestle India Ltd.	2,338	680,598
NTPC Ltd.	300,057	849,855
Oil & Natural Gas Corp. Ltd.	216,047	483,280
Page Industries Ltd.	428	194,419
Petronet LNG Ltd.	51,294	122,913
PI Industries Ltd.	5,920	241,711
Pidilite Industries Ltd.	10,776	318,067
Power Finance Corp. Ltd.	90,855	268,987
Power Grid Corp. of India Ltd.	326,629	793,060
REC Ltd.	82,817	286,172
Reliance Industries Ltd.	213,380	5,865,734
Samvardhana Motherson International Ltd.	167,239	184,649
SBI Cards & Payment Services Ltd.	20,116	180,213
SBI Life Insurance Co. Ltd. (b)	31,458	516,520
Shree Cement Ltd.	599	184,565
Shriram Transport Finance Co. Ltd.	19,601	442,168
Siemens Ltd.	6,352	254,073
Sona Blw Precision Forgings Ltd. (b)	29,322	190,770
SRF Ltd.	10,530	277,580
State Bank of India	124,521	845,879
Sun Pharmaceutical Industries Ltd.	67,355	880,348
Supreme Industries Ltd.	4,455	231,577
Tata Consultancy Services Ltd.	63,995	2,589,978
Tata Consumer Products Ltd.	38,955	421,373
Tata Elxsi Ltd.	2,406	220,329
Tata Motors Ltd.	114,490	864,488
Tata Power Co. Ltd./The	102,851	295,826
Tata Steel Ltd.	518,497	739,669
Tech Mahindra Ltd.	37,345	508,791
The Indian Hotels Co. Ltd.	59,965	276,102
Titan Co. Ltd.	24,723	947,494
Torrent Pharmaceuticals Ltd.	7,538	174,192
Trent Ltd.	12,862	332,826
Tube Investments of India Ltd.	7,558	285,847
Tvs Motor Co. Ltd.	17,031	325,355
Ultratech Cement Ltd.	8,074	816,879
United Spirits Ltd. (a)	21,125	261,898
UPL Ltd.	32,622	211,750
Varun Beverages Ltd.	31,678	345,657
Vedanta Ltd.	55,051	143,218
Wipro Ltd.	90,805	416,737
Yes Bank Ltd. (a)	918,299	175,945
Zomato Ltd. (a)	299,752	379,021
TOTAL INDIA		69,762,773
Indonesia - 0.5%
Indofood Sukses Makmur Tbk PT	279,700	117,097
PT Adaro Energy Indonesia Tbk	1,030,400	166,254
PT Aneka Tambang Tbk	520,500	55,768
PT Astra International Tbk	1,428,300	519,586
PT Bank Central Asia Tbk	3,888,400	2,142,200
PT Bank Mandiri (Persero) Tbk	2,611,200	932,857
PT Bank Negara Indonesia (Persero) Tbk	1,053,400	317,902
PT Bank Rakyat Indonesia (Persero) Tbk	4,787,010	1,496,821
PT Barito Pacific Tbk	1,995,895	141,436
PT Charoen Pokphand Indonesia Tbk (a)	494,400	182,142
PT GoTo Gojek Tokopedia Tbk (a)	57,303,500	216,793
PT Indah Kiat Pulp & Paper Tbk	200,400	121,122
PT Indofood CBP Sukses Makmur Tbk	175,600	114,451
PT Kalbe Farma Tbk	1,528,300	162,542
PT Merdeka Copper Gold Tbk (a)	861,961	120,895
PT Sarana Menara Nusantara Tbk	1,370,700	76,875
PT Semen Indonesia (Persero) Tbk	250,582	96,287
PT Sumber Alfaria Trijaya Tbk	1,244,500	226,495
PT Telkom Indonesia Persero Tbk	3,482,400	763,397
PT Unilever Indonesia Tbk	477,600	108,897
PT United Tractors Tbk	107,100	169,487
PT Vale Indonesia Tbk	152,100	47,402
TOTAL INDONESIA		8,296,706
Ireland - 0.3%
AerCap Holdings NV (a)	12,240	760,349
AIB Group PLC	99,774	432,207
Bank of Ireland Group PLC	74,265	663,999
Kerry Group PLC Class A	11,211	864,529
Kingspan Group PLC (Ireland)	10,854	729,044
Smurfit Kappa Group PLC	18,297	595,128
TOTAL IRELAND		4,045,256
Israel - 0.3%
Azrieli Group	2,987	128,363
Bank Hapoalim BM (Reg.)	89,085	636,290
Bank Leumi le-Israel BM	107,524	691,378
Check Point Software Technologies Ltd. (a)	6,557	880,277
Elbit Systems Ltd. (Israel)	1,856	344,522
Global-e Online Ltd. (a)	6,625	232,604
Icl Group Ltd.	54,055	262,117
Israel Discount Bank Ltd. (Class A)	85,651	376,127
Mizrahi Tefahot Bank Ltd.	10,617	328,334
NICE Ltd. (a)	4,233	654,115
NICE Ltd. sponsored ADR (a)	209	32,259
Teva Pharmaceutical Industries Ltd. sponsored ADR (a)	78,668	674,971
Wix.com Ltd. (a)	3,838	306,656
TOTAL ISRAEL		5,548,013
Italy - 1.4%
Amplifon SpA	8,827	248,814
Assicurazioni Generali SpA	70,876	1,405,761
Coca-Cola HBC AG	15,367	398,211
Davide Campari Milano NV	36,789	406,003
DiaSorin SpA	1,586	141,803
Enel SpA	569,106	3,612,446
Eni SpA	165,445	2,704,639
Ferrari NV (Italy)	8,828	2,666,829
FinecoBank SpA	42,940	505,008
Infrastrutture Wireless Italiane SpA (b)	23,668	258,445
Intesa Sanpaolo SpA	1,089,113	2,838,001
Mediobanca SpA (c)	38,892	463,779
Moncler SpA	14,448	748,167
Nexi SpA (a)(b)	42,009	243,407
Poste Italiane SpA (b)	36,894	364,611
Prysmian SpA	18,655	696,584
Recordati SpA	7,434	342,954
Snam SpA	140,273	643,228
Telecom Italia SpA (a)	720,399	186,066
Terna - Rete Elettrica Nazionale	97,157	742,846
UniCredit SpA	129,269	3,240,724
TOTAL ITALY		22,858,326
Japan - 13.9%
Advantest Corp.	53,600	1,380,663
AEON Co. Ltd. (c)	46,000	967,823
AGC, Inc.	13,500	459,258
Aisin Seiki Co. Ltd.	10,500	365,766
Ajinomoto Co., Inc.	31,500	1,150,465
Ana Holdings, Inc. (a)	11,700	229,693
Asahi Group Holdings	33,600	1,215,326
ASAHI INTECC Co. Ltd.	14,900	250,359
Asahi Kasei Corp.	88,800	545,923
Astellas Pharma, Inc.	127,000	1,606,534
Azbil Corp.	8,200	242,299
Bandai Namco Holdings, Inc.	42,000	870,178
BayCurrent Consulting, Inc.	9,300	233,493
Bridgestone Corp.	40,100	1,517,593
Brother Industries Ltd.	15,700	244,924
Canon, Inc.	69,900	1,652,485
Capcom Co. Ltd.	11,900	383,053
Central Japan Railway Co.	50,500	1,136,675
Chiba Bank Ltd.	37,500	279,320
Chubu Electric Power Co., Inc.	45,200	546,204
Chugai Pharmaceutical Co. Ltd.	47,000	1,393,859
Concordia Financial Group Ltd.	74,900	348,015
CyberAgent, Inc.	31,800	166,933
Dai Nippon Printing Co. Ltd.	15,500	404,353
Dai-ichi Mutual Life Insurance Co.	66,000	1,394,252
Daifuku Co. Ltd.	21,700	358,547
Daiichi Sankyo Kabushiki Kaisha	129,700	3,344,210
Daikin Industries Ltd.	18,500	2,667,310
Daito Trust Construction Co. Ltd.	4,300	461,245
Daiwa House Industry Co. Ltd.	41,400	1,138,735
Daiwa House REIT Investment Corp.	157	277,850
Daiwa Securities Group, Inc.	93,400	538,588
DENSO Corp.	121,600	1,795,586
Dentsu Group, Inc.	14,300	415,358
Disco Corp.	6,500	1,147,894
East Japan Railway Co.	21,200	1,101,071
Eisai Co. Ltd.	17,700	937,717
ENEOS Holdings, Inc.	203,100	752,570
FANUC Corp.	66,800	1,657,737
Fast Retailing Co. Ltd.	12,300	2,723,176
Fuji Electric Co. Ltd.	8,800	335,057
FUJIFILM Holdings Corp.	26,100	1,427,613
Fujitsu Ltd.	12,300	1,593,435
GLP J-REIT	330	295,567
GMO Payment Gateway, Inc.	2,900	115,824
Hakuhodo DY Holdings, Inc.	14,900	120,916
Hamamatsu Photonics K.K.	9,800	364,002
Hankyu Hanshin Holdings, Inc.	15,900	500,271
Hikari Tsushin, Inc.	1,400	201,982
Hirose Electric Co. Ltd.	2,210	250,391
Hitachi Construction Machinery Co. Ltd.	7,300	188,601
Hitachi Ltd.	65,700	4,164,501
Honda Motor Co. Ltd.	323,400	3,314,453
Hoshizaki Corp.	7,700	248,669
Hoya Corp.	24,800	2,387,462
Hulic Co. Ltd.	25,900	237,455
Ibiden Co. Ltd.	7,900	336,828
Idemitsu Kosan Co. Ltd.	13,566	308,017
Iida Group Holdings Co. Ltd.	11,500	178,563
INPEX Corp.	68,200	989,642
Isuzu Motors Ltd.	41,200	459,407
Itochu Corp.	83,300	3,000,552
Japan Airlines Co. Ltd.	11,100	204,060
Japan Exchange Group, Inc.	35,700	705,960
Japan Post Bank Co. Ltd.	101,100	937,117
Japan Post Holdings Co. Ltd.	157,500	1,394,065
Japan Post Insurance Co. Ltd.	13,000	250,329
Japan Real Estate Investment Corp.	86	319,432
Japan Retail Fund Investment Corp.	480	309,767
Japan Tobacco, Inc.	83,900	1,953,097
JFE Holdings, Inc.	33,800	470,931
JSR Corp.	12,500	334,574
Kajima Corp.	29,700	490,864
Kansai Electric Power Co., Inc.	49,400	632,510
Kao Corp.	32,700	1,193,024
Kawasaki Kisen Kaisha Ltd.	9,800	336,042
KDDI Corp.	104,900	3,138,056
KDX Realty Investment Corp.	290	302,467
Keio Corp.	7,500	222,559
Keisei Electric Railway Co.	8,800	331,493
Keyence Corp.	13,600	5,264,815
Kikkoman Corp.	9,400	534,811
Kintetsu Group Holdings Co. Ltd.	12,700	357,337
Kirin Holdings Co. Ltd.	53,400	750,447
Kobayashi Pharmaceutical Co. Ltd.	3,800	156,876
Kobe Bussan Co. Ltd.	10,300	254,905
Koei Tecmo Holdings Co. Ltd.	8,280	108,118
Koito Manufacturing Co. Ltd.	15,000	224,741
Komatsu Ltd.	64,900	1,491,168
Konami Group Corp.	7,100	367,795
Kose Corp.	2,400	159,002
Kubota Corp.	71,100	956,241
Kurita Water Industries Ltd.	7,200	218,761
Kyocera Corp.	22,500	1,109,057
Kyowa Hakko Kirin Co., Ltd.	19,100	299,570
Lasertec Corp.	5,300	875,455
LIXIL Group Corp.	20,400	223,687
LY Corp.	187,000	476,754
M3, Inc.	32,130	494,840
Makita Corp.	15,400	398,042
Marubeni Corp.	101,300	1,481,186
MatsukiyoCocokara & Co.	24,300	426,266
Mazda Motor Corp.	38,700	374,074
McDonald's Holdings Co. (Japan) Ltd.	6,200	241,228
Meiji Holdings Co. Ltd.	16,300	401,209
Minebea Mitsumi, Inc.	25,800	404,526
Misumi Group, Inc.	20,300	307,315
Mitsubishi Chemical Holdings Corp.	90,800	513,801
Mitsubishi Corp.	80,600	3,757,214
Mitsubishi Electric Corp.	134,300	1,539,952
Mitsubishi Estate Co. Ltd.	78,600	1,006,105
Mitsubishi Heavy Industries Ltd.	22,500	1,158,855
Mitsubishi UFJ Financial Group, Inc.	800,200	6,712,996
Mitsubishi UFJ Lease & Finance Co. Ltd.	56,800	374,439
Mitsui & Co. Ltd.	92,000	3,343,664
Mitsui Chemicals, Inc.	12,100	304,974
Mitsui Fudosan Co. Ltd.	62,200	1,348,176
Mitsui OSK Lines Ltd.	24,100	622,197
Mizuho Financial Group, Inc.	169,010	2,869,517
MonotaRO Co. Ltd.	17,700	141,458
MS&AD Insurance Group Holdings, Inc.	30,100	1,102,880
Murata Manufacturing Co. Ltd.	120,900	2,070,942
NEC Corp.	17,300	833,006
Nexon Co. Ltd.	24,000	440,382
NGK Insulators Ltd.	15,600	190,605
Nidec Corp.	29,100	1,067,418
Nintendo Co. Ltd.	72,700	3,003,561
Nippon Building Fund, Inc.	104	417,865
Nippon Express Holdings, Inc.	4,900	251,838
Nippon Paint Holdings Co. Ltd.	66,800	449,104
Nippon Prologis REIT, Inc.	163	290,038
Nippon Sanso Holdings Corp.	12,200	307,666
Nippon Steel & Sumitomo Metal Corp.	60,200	1,298,445
Nippon Telegraph & Telephone Corp.	2,089,100	2,458,402
Nippon Yusen KK	34,200	836,780
Nissan Chemical Corp.	9,100	371,145
Nissan Motor Co. Ltd.	162,300	624,528
Nissin Food Holdings Co. Ltd.	4,300	374,137
Nitori Holdings Co. Ltd.	5,600	606,451
Nitto Denko Corp.	10,040	649,646
Nomura Holdings, Inc.	209,500	809,384
Nomura Real Estate Holdings, Inc.	7,800	182,177
Nomura Real Estate Master Fund, Inc.	286	315,589
Nomura Research Institute Ltd.	27,100	711,374
NTT Data Corp.	44,300	546,215
Obayashi Corp.	45,800	392,314
OBIC Co. Ltd.	4,900	724,300
Odakyu Electric Railway Co. Ltd.	22,400	318,894
Oji Holdings Corp.	60,400	258,324
Olympus Corp.	88,900	1,187,291
OMRON Corp.	12,200	437,092
Ono Pharmaceutical Co. Ltd.	27,400	473,184
Open House Group Co. Ltd.	5,700	187,874
Oracle Corp. Japan	2,700	191,537
Oriental Land Co. Ltd.	76,400	2,471,186
ORIX Corp.	82,300	1,496,737
Osaka Gas Co. Ltd.	26,300	495,960
Otsuka Corp.	7,700	308,729
Otsuka Holdings Co. Ltd.	27,400	921,899
Pan Pacific International Holdings Ltd.	27,590	534,304
Panasonic Holdings Corp.	154,900	1,359,014
Persol Holdings Co. Ltd.	131,000	196,423
Rakuten Group, Inc.	104,600	386,907
Recruit Holdings Co. Ltd.	101,000	2,895,944
Renesas Electronics Corp. (a)	89,400	1,174,324
Resona Holdings, Inc.	150,200	802,567
Ricoh Co. Ltd.	38,600	312,857
ROHM Co. Ltd.	24,800	397,345
SBI Holdings, Inc. Japan	16,800	361,451
SCSK Corp.	11,100	189,480
Secom Co. Ltd.	14,700	1,020,986
Seiko Epson Corp.	20,300	281,829
Sekisui Chemical Co. Ltd.	26,700	365,707
Sekisui House Ltd.	41,300	808,768
Seven & i Holdings Co. Ltd.	52,800	1,934,524
SG Holdings Co. Ltd.	21,900	310,424
Sharp Corp. (a)	18,600	116,291
Shimadzu Corp.	16,700	394,893
SHIMANO, Inc.	5,400	777,093
SHIMIZU Corp.	39,800	283,236
Shin-Etsu Chemical Co. Ltd.	127,700	3,818,661
Shionogi & Co. Ltd.	18,500	861,446
Shiseido Co. Ltd.	28,100	891,205
Shizuoka Financial Group	33,200	282,325
SMC Corp.	4,000	1,847,053
SoftBank Corp.	200,800	2,270,419
SoftBank Group Corp.	72,200	2,956,884
Sompo Holdings, Inc.	20,600	892,391
Sony Group Corp.	88,400	7,349,478
Square Enix Holdings Co. Ltd.	5,800	192,686
Subaru Corp.	43,500	752,998
Sumco Corp.	24,100	311,424
Sumitomo Chemical Co. Ltd.	100,300	254,939
Sumitomo Corp.	73,300	1,440,908
Sumitomo Electric Industries Ltd.	50,500	530,161
Sumitomo Metal Mining Co. Ltd.	17,500	491,609
Sumitomo Mitsui Financial Group, Inc.	89,000	4,290,510
Sumitomo Mitsui Trust Holdings, Inc.	23,000	862,426
Sumitomo Realty & Development Co. Ltd.	20,200	506,898
Suntory Beverage & Food Ltd.	9,500	285,884
Suzuki Motor Corp.	25,800	1,001,350
Sysmex Corp.	11,800	565,253
T&D Holdings, Inc.	34,400	613,669
Taisei Corp.	11,700	396,779
Takeda Pharmaceutical Co. Ltd.	110,877	3,009,728
TDK Corp.	27,376	1,024,279
Terumo Corp.	47,200	1,291,307
TIS, Inc.	15,600	334,072
Tobu Railway Co. Ltd.	13,300	320,124
Toho Co. Ltd.	8,000	273,305
Tokio Marine Holdings, Inc.	126,300	2,825,613
Tokyo Electric Power Co., Inc. (a)	107,400	454,489
Tokyo Electron Ltd.	33,100	4,373,758
Tokyo Gas Co. Ltd.	27,400	615,326
Tokyu Corp.	35,300	398,503
Toppan Holdings, Inc.	17,300	399,005
Toray Industries, Inc.	98,300	475,560
Tosoh Corp.	17,400	213,050
Toto Ltd.	9,400	226,649
Toyota Industries Corp.	10,300	763,382
Toyota Motor Corp.	743,100	12,999,605
Toyota Tsusho Corp.	14,900	793,221
Trend Micro, Inc.	9,400	354,235
Unicharm Corp.	28,300	961,602
USS Co. Ltd.	15,300	267,427
Welcia Holdings Co. Ltd.	6,400	106,085
West Japan Railway Co.	15,500	590,776
Yakult Honsha Co. Ltd.	18,000	424,169
Yamaha Corp.	9,900	264,428
Yamaha Motor Co. Ltd.	20,500	500,955
Yamato Holdings Co. Ltd.	19,200	319,796
Yaskawa Electric Corp.	16,600	543,370
Yokogawa Electric Corp.	16,100	292,299
Zensho Holdings Co. Ltd.	6,500	341,652
ZOZO, Inc.	9,900	188,246
TOTAL JAPAN		229,492,807
Jordan - 0.0%
Hikma Pharmaceuticals PLC	11,831	273,436
Korea (South) - 3.0%
AMOREPACIFIC Corp.	1,528	143,215
BGF Retail Co. Ltd.	449	45,847
Celltrion Healthcare Co. Ltd.	7,576	374,196
Celltrion Pharm, Inc.	1,105	51,911
Celltrion, Inc.	7,776	862,271
CJ CheilJedang Corp.	661	138,272
Cosmo AM&T Co. Ltd. (a)	1,704	177,145
Cosmo AM&T Co. Ltd. rights 11/7/23 (a)	77	945
Coway Co. Ltd.	3,392	108,386
Db Insurance Co. Ltd.	3,021	196,252
Delivery Hero AG (a)(b)	12,343	313,051
Doosan Bobcat, Inc.	3,957	113,520
Doosan Heavy Industries & Construction Co. Ltd. (a)	30,840	306,834
Ecopro BM Co. Ltd.	3,432	501,348
Ecopro Co. Ltd.	1,401	646,406
F&F Co. Ltd.	1,051	72,752
GS Holdings Corp.	2,790	81,352
Hana Financial Group, Inc.	20,056	582,300
Hankook Tire Co. Ltd.	4,832	136,888
Hanmi Pharm Co. Ltd.	464	96,872
Hanmi Semiconductor Co. Ltd.	3,107	121,559
Hanon Systems	11,205	57,091
Hanwha Aerospace Co. Ltd.	2,541	190,752
Hanwha Ocean Co. Ltd. (a)	3,167	55,303
Hanwha Ocean Co. Ltd. rights 11/9/23 (a)	1,045	1,352
Hanwha Solutions Corp. (a)	6,734	143,223
HD Hyundai Co. Ltd.	2,816	119,762
HD Hyundai Heavy Industries Co. Ltd. (a)	1,652	125,071
HD Korea Shipbuilding & Offshore Engineering Co. Ltd. (a)	2,823	189,095
HLB, Inc.	7,543	162,279
HMM Co. Ltd.	16,278	176,050
Hotel Shilla Co.	2,027	93,652
HYBE Co. Ltd. (a)	1,340	217,914
Hyundai Engineering & Construction Co. Ltd.	6,325	156,632
Hyundai Glovis Co. Ltd.	1,473	186,663
Hyundai Mipo Dockyard Co. Ltd. (a)	1,463	75,280
Hyundai Mobis	4,302	665,241
Hyundai Motor Co. Ltd.	9,096	1,144,253
Hyundai Steel Co.	6,792	164,926
Industrial Bank of Korea	17,180	141,970
JYP Entertainment Corp.	2,066	157,030
Kakao Corp.	22,194	624,629
Kakao Games Corp. (a)	2,502	43,362
Kakao Pay Corp. (a)	1,631	41,518
KakaoBank Corp.	12,071	163,118
Kangwon Land, Inc.	5,722	62,212
KB Financial Group, Inc.	26,666	1,014,955
Kia Corp.	18,268	1,042,130
Korea Aerospace Industries Ltd.	5,492	180,445
Korea Electric Power Corp. (a)	18,484	231,020
Korea Investment Holdings Co. Ltd.	2,497	93,209
Korea Zinc Co. Ltd.	527	182,871
Korean Air Lines Co. Ltd.	13,922	211,512
KRAFTON, Inc. (a)	2,143	260,485
KT Corp.	3,989	96,360
KT&G Corp.	7,324	461,337
Kumho Petro Chemical Co. Ltd.	1,429	134,108
L&F Co. Ltd.	1,748	169,781
LG Chemical Ltd.	3,313	1,084,200
LG Corp.	6,535	373,502
LG Display Co. Ltd. (a)	17,414	157,341
LG Electronics, Inc.	7,499	555,474
LG Energy Solution (a)	3,285	940,311
LG H & H Co. Ltd.	465	108,855
LG Innotek Co. Ltd.	1,037	171,858
LG Uplus Corp.	12,853	96,187
Lotte Chemical Corp.	1,356	147,039
Lotte Energy Materials Corp.	1,528	43,709
Meritz Financial Holdings Co.	7,394	274,779
Mirae Asset Securities Co. Ltd.	18,991	92,893
NAVER Corp.	9,168	1,279,816
NCSOFT Corp.	938	161,815
Netmarble Corp. (a)(b)	1,298	37,209
NH Investment & Securities Co. Ltd.	8,755	62,719
Orion Corp./Republic of Korea	1,537	135,831
Pan Ocean Co., Ltd. (Korea)	16,856	53,735
Pearl Abyss Corp. (a)	2,089	76,418
POSCO	5,044	1,541,807
POSCO Chemtech Co. Ltd.	2,175	382,717
Posco International Corp.	3,688	137,359
S-Oil Corp.	3,488	171,887
Samsung Biologics Co. Ltd. (a)(b)	1,267	665,083
Samsung C&T Corp.	6,246	493,112
Samsung Electro-Mechanics Co. Ltd.	4,085	377,144
Samsung Electronics Co. Ltd.	330,974	16,449,769
Samsung Engineering Co. Ltd. (a)	11,589	203,949
Samsung Fire & Marine Insurance Co. Ltd.	2,141	408,801
Samsung Heavy Industries Co. Ltd. (a)	47,466	240,271
Samsung Life Insurance Co. Ltd.	5,792	309,640
Samsung SDI Co. Ltd.	3,867	1,222,612
Samsung SDS Co. Ltd.	2,813	287,919
Samsung Securities Co. Ltd.	3,846	100,602
Shinhan Financial Group Co. Ltd.	30,629	786,127
SK Biopharmaceuticals Co. Ltd. (a)	2,330	130,199
SK Bioscience Co. Ltd. (a)	1,738	78,107
SK Hynix, Inc.	38,327	3,323,464
SK IE Technology Co. Ltd. (a)(b)	1,611	70,932
SK Innovation Co., Ltd.	4,443	404,178
SK Square Co. Ltd. (a)	7,416	233,983
SK, Inc.	2,829	297,822
SKC Co. Ltd.	1,252	73,111
Woori Financial Group, Inc.	41,289	364,155
Yuhan Corp.	3,512	149,488
TOTAL KOREA (SOUTH)		49,065,842
Kuwait - 0.2%
Agility Public Warehousing Co. KSC (a)	119,374	202,911
Boubyan Bank KSC	100,284	189,906
Gulf Bank	120,869	92,571
Gulf Bank rights 11/12/23 (a)	9,382	194
Kuwait Finance House KSCP	571,264	1,262,707
Mabanee Co. SAKC	42,766	114,015
Mobile Telecommunication Co.	135,875	211,200
National Bank of Kuwait	530,157	1,502,497
TOTAL KUWAIT		3,576,001
Luxembourg - 0.1%
ArcelorMittal SA (Netherlands)	35,615	786,847
Eurofins Scientific SA	9,428	477,141
Reinet Investments SCA	9,056	188,170
TOTAL LUXEMBOURG		1,452,158
Macau - 0.1%
Galaxy Entertainment Group Ltd.	151,000	848,841
Sands China Ltd. (a)	168,400	453,341
TOTAL MACAU		1,302,182
Malaysia - 0.4%
AMMB Holdings Bhd	111,400	89,370
Axiata Group Bhd	212,560	97,255
CelcomDigi Bhd	268,800	240,793
CIMB Group Holdings Bhd	464,143	556,088
Dialog Group Bhd	229,400	103,503
Gamuda Bhd	123,031	120,894
Genting Bhd	172,600	146,051
Genting Malaysia Bhd	191,500	97,312
Hong Leong Bank Bhd	46,900	190,967
Hong Leong Credit Bhd	13,100	48,716
IHH Healthcare Bhd	162,900	205,058
Inari Amertron Bhd	167,900	100,666
IOI Corp. Bhd	165,500	136,553
Kuala Lumpur Kepong Bhd	31,100	143,562
Malayan Banking Bhd	374,598	709,323
Malaysia Airports Holdings Bhd	49,416	76,669
Maxis Bhd	150,700	125,305
MISC Bhd	93,600	142,495
MR DIY Group M Sdn Bhd (b)	214,700	66,704
Nestle (Malaysia) Bhd	4,500	116,947
Petronas Chemicals Group Bhd	201,700	311,023
Petronas Dagangan Bhd	18,500	89,562
Petronas Gas Bhd	58,800	214,180
PPB Group Bhd	48,840	157,008
Press Metal Aluminium Holdings	250,000	258,419
Public Bank Bhd	1,010,500	882,573
QL Resources Bhd	65,500	76,019
RHB Bank Bhd	116,967	137,004
Sime Darby Bhd	161,900	77,812
Sime Darby Plantation Bhd	134,116	122,264
Telekom Malaysia Bhd	68,521	72,942
Tenaga Nasional Bhd	186,100	386,728
TOTAL MALAYSIA		6,299,765
Mexico - 0.7%
Alfa SA de CV Series A	206,900	128,990
America Movil S.A.B. de CV Series L	1,325,500	1,094,719
Arca Continental S.A.B. de CV	35,900	321,923
Banco del Bajio SA (b)	55,500	169,865
CEMEX S.A.B. de CV unit (a)	1,045,680	628,139
Coca-Cola FEMSA S.A.B. de CV unit	37,320	283,155
Fibra Uno Administracion SA de CV	209,400	317,892
Fomento Economico Mexicano S.A.B. de CV unit	136,300	1,542,702
Gruma S.A.B. de CV Series B	12,375	215,342
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B	27,800	324,290
Grupo Aeroportuario del Sureste S.A.B. de CV Series B	13,860	298,702
Grupo Bimbo S.A.B. de CV Series A	94,100	382,997
Grupo Carso SA de CV Series A1	38,500	245,491
Grupo Financiero Banorte S.A.B. de CV Series O	182,200	1,478,701
Grupo Financiero Inbursa S.A.B. de CV Series O (a)	134,600	277,577
Grupo Mexico SA de CV Series B	219,300	894,400
Grupo Televisa SA de CV	160,900	73,806
Industrias Penoles SA de CV (a)	14,220	158,748
Kimberly-Clark de Mexico SA de CV Series A	109,400	200,547
Operadora de Sites Mexicanos, SA de CV	80,600	68,534
Orbia Advance Corp. S.A.B. de CV	77,200	125,077
Promotora y Operadora de Infraestructura S.A.B. de CV	12,940	105,923
Southern Copper Corp.	6,024	427,102
Wal-Mart de Mexico SA de CV Series V	365,300	1,307,494
TOTAL MEXICO		11,072,116
Netherlands - 3.5%
ABN AMRO Bank NV GDR (Bearer) (b)	28,538	383,037
Adyen BV (a)(b)	1,524	1,027,917
AEGON NV	119,574	579,973
Akzo Nobel NV	11,878	795,059
Argenx SE (a)	3,927	1,847,189
ASM International NV (Netherlands)	3,298	1,355,715
ASML Holding NV (Netherlands)	28,264	16,990,067
ASR Nederland NV	11,136	414,762
BE Semiconductor Industries NV	5,402	556,153
Euronext NV (b)	5,947	414,048
EXOR NV	7,598	650,713
Heineken Holding NV	9,014	684,808
Heineken NV (Bearer)	20,118	1,807,470
IMCD NV	4,056	487,103
ING Groep NV (Certificaten Van Aandelen)	253,648	3,251,902
JDE Peet's BV	9,006	250,047
Koninklijke Ahold Delhaize NV	68,233	2,021,525
Koninklijke KPN NV	228,611	768,403
Koninklijke Philips Electronics NV	65,121	1,238,763
NN Group NV	17,669	566,687
OCI NV	7,387	172,034
Randstad NV	7,758	400,915
Shell PLC (London)	469,720	15,137,597
Stellantis NV (Italy)	155,136	2,889,029
Universal Music Group NV	57,506	1,408,255
Wolters Kluwer NV	18,046	2,312,341
TOTAL NETHERLANDS		58,411,512
New Zealand - 0.1%
Auckland International Airport Ltd.	86,266	368,983
Fisher & Paykel Healthcare Corp.	41,370	501,802
Mercury Nz Ltd.	45,781	157,484
Meridian Energy Ltd.	95,629	269,326
Spark New Zealand Ltd.	126,628	367,617
Xero Ltd. (a)	10,006	684,083
TOTAL NEW ZEALAND		2,349,295
Norway - 0.4%
Aker BP ASA	22,209	638,380
DNB Bank ASA	64,523	1,162,701
Equinor ASA	63,072	2,114,376
Gjensidige Forsikring ASA	13,616	203,918
Kongsberg Gruppen ASA	6,514	265,903
Mowi ASA	30,849	500,667
Norsk Hydro ASA	93,838	535,131
Orkla ASA	51,966	357,916
Salmar ASA	5,226	247,384
Telenor ASA	49,072	501,441
TOTAL NORWAY		6,527,817
Peru - 0.0%
Compania de Minas Buenaventura SAA sponsored ADR	14,294	115,781
Credicorp Ltd. (United States)	4,783	597,684
TOTAL PERU		713,465
Philippines - 0.2%
Aboitiz Equity Ventures, Inc.	108,780	87,613
Ayala Corp.	18,670	199,141
Ayala Land, Inc.	445,300	218,590
Bank of the Philippine Islands (BPI)	143,506	253,827
BDO Unibank, Inc.	168,166	377,639
International Container Terminal Services, Inc.	70,360	248,696
JG Summit Holdings, Inc.	173,451	112,240
Jollibee Food Corp.	31,680	114,245
Manila Electric Co.	17,080	106,665
Metropolitan Bank & Trust Co.	118,733	109,224
PLDT, Inc.	4,815	102,643
SM Investments Corp.	17,095	241,035
SM Prime Holdings, Inc.	733,500	387,159
Universal Robina Corp.	64,390	123,839
TOTAL PHILIPPINES		2,682,556
Poland - 0.2%
Allegro.eu SA (a)(b)	34,212	244,891
Bank Polska Kasa Opieki SA	13,095	397,011
Budimex SA	918	102,435
CD Projekt RED SA	4,625	115,294
Cyfrowy Polsat SA	18,168	56,569
Dino Polska SA (a)(b)	3,368	318,645
KGHM Polska Miedz SA (Bearer)	10,065	268,230
LPP SA	78	251,108
mBank SA (a)	1,073	132,417
Orlen SA	40,871	645,273
PGE Polska Grupa Energetyczna SA (a)	63,614	110,221
Powszechna Kasa Oszczednosci Bank SA (a)	60,340	623,449
Powszechny Zaklad Ubezpieczen SA	42,134	476,253
Santander Bank Polska SA (a)	2,535	274,682
TOTAL POLAND		4,016,478
Portugal - 0.1%
Energias de Portugal SA	219,312	921,254
Galp Energia SGPS SA Class B	34,333	516,217
Jeronimo Martins SGPS SA	19,848	457,405
TOTAL PORTUGAL		1,894,876
Qatar - 0.2%
Barwa Real Estate Co. (a)	138,973	96,567
Dukhan Bank	130,867	130,328
Industries Qatar QSC (a)	106,581	357,709
Masraf al Rayan	396,359	228,606
Mesaieed Petrochemical Holding Co. (a)	366,853	160,202
Ooredoo QSC	50,692	137,694
Qatar Electricity & Water Co. (a)	28,356	128,813
Qatar Fuel Co. (a)	43,240	176,357
Qatar Gas Transport Co. Ltd. (Nakilat) (a)	181,878	175,834
Qatar International Islamic Bank QSC (a)	66,834	169,793
Qatar Islamic Bank	114,595	547,639
Qatar National Bank SAQ	324,522	1,327,144
The Commercial Bank of Qatar (a)	227,965	320,942
TOTAL QATAR		3,957,628
Romania - 0.0%
NEPI Rockcastle PLC	36,091	194,925
Russia - 0.0%
Alrosa Co. Ltd. (d)	120,680	20,082
Gazprom OAO (d)	601,730	62,980
Inter Rao Ues JSC (d)	1,756,400	9,686
LUKOIL PJSC (d)	21,149	6,548
MMC Norilsk Nickel PJSC (a)(d)	2,499	16,624
MMC Norilsk Nickel PJSC sponsored ADR (a)(d)	6,705	16,092
Mobile TeleSystems OJSC sponsored ADR (a)(d)	21,752	21,665
Moscow Exchange MICEX-RTS OAO (d)	72,930	14,023
Novatek PJSC GDR (Reg. S) (a)(d)	4,511	234,572
Novolipetsk Steel OJSC (a)(d)	71,070	682
Ozon Holdings PLC ADR (a)(d)	2,304	4,828
PhosAgro PJSC:
GDR (Reg. S) (a)(d)	6,442	132
sponsored GDR (Reg. S) (a)(d)	42	1
Polyus PJSC (a)(d)	1,749	4,114
Rosneft Oil Co. OJSC (d)	55,210	9,235
Sberbank of Russia (d)	551,355	3,391
Severstal PAO (a)(d)	7,553	169
Severstal PAO GDR (Reg. S) (a)(d)	2,375	56
Surgutneftegas OJSC (d)	351,800	4,306
Tatneft PAO (d)	71,609	8,909
TCS Group Holding PLC GDR (a)(d)	6,170	7,859
United Co. RUSAL International PJSC (d)	141,950	17,112
VK Co. Ltd. GDR (Reg. S) (a)(d)	6,898	2,050
VTB Bank OJSC (a)(d)	152,910,000	5,843
X5 Retail Group NV GDR (Reg. S) (a)(d)	5,899	1,392
Yandex NV Class A (a)(d)	15,310	57,174
TOTAL RUSSIA		529,525
Saudi Arabia - 1.1%
ACWA Power Co.	6,647	402,193
Advanced Petrochemicals Co.	8,341	82,930
Al Rajhi Bank	137,250	2,454,813
Alinma Bank	67,820	594,754
Almarai Co. Ltd.	18,260	272,080
Arab National Bank	47,746	302,390
Arabian Internet and Communications Services Co. Ltd.	1,585	132,154
Bank Al-Jazira (a)	25,923	113,045
Bank Albilad	34,442	341,519
Banque Saudi Fransi	41,615	397,670
Bupa Arabia for Cooperative Insurance Co.	5,283	299,946
Dallah Healthcare Co.	2,196	86,632
Dar Al Arkan Real Estate Development Co. (a)	37,531	151,060
Dr Sulaiman Al Habib Medical Services Group Co.	6,089	409,006
Elm Co.	1,683	314,564
Etihad Etisalat Co.	27,215	334,420
Jarir Marketing Co.	44,691	172,493
Luberef	3,252	111,821
Mobile Telecommunications Co. Saudi Arabia	30,556	112,398
Mouwasat Medical Services Co.	6,929	184,695
Nahdi Medical Co.	2,533	95,740
National Industrialization Co. (a)	20,242	62,696
Power & Water Utility Co. for Jubail & Yanbu	5,790	83,958
Rabigh Refining & Petrochemical Co. (a)	27,968	75,146
Riyad Bank	102,720	726,947
Sabic Agriculture-Nutrients Co.	16,003	570,744
Sahara International Petrochemical Co.	25,808	221,854
Saudi Arabian Mining Co.	90,757	870,896
Saudi Arabian Oil Co. (b)	185,639	1,647,771
Saudi Awwal Bank	70,977	632,845
Saudi Basic Industries Corp.	63,019	1,293,438
Saudi Electricity Co.	59,810	283,777
Saudi Industrial Investment Group	26,624	170,037
Saudi Investment Bank/The	36,006	141,083
Saudi Kayan Petrochemical Co. (a)	52,977	149,402
Saudi Research & Marketing Group (a)	2,353	88,435
Saudi Tadawul Group Holding Co.	3,200	141,764
Saudi Telecom Co.	140,375	1,436,827
The Co. for Cooperative Insurance	5,191	167,148
The Saudi National Bank	206,121	1,843,309
The Savola Group	17,291	167,766
Yanbu National Petrochemical Co.	21,391	215,814
TOTAL SAUDI ARABIA		18,357,980
Singapore - 1.0%
CapitaLand Ascendas REIT	270,858	514,642
CapitaLand Investment Ltd.	178,645	383,584
CapitaMall Trust	383,723	493,169
City Developments Ltd.	35,400	163,400
DBS Group Holdings Ltd.	126,526	3,039,576
Genting Singapore Ltd.	426,100	267,700
Grab Holdings Ltd. (a)	128,854	395,582
Jardine Cycle & Carriage Ltd.	7,600	156,558
Keppel (REIT) (e)	20,700	12,020
Keppel Corp. Ltd.	103,500	469,822
Mapletree Logistics Trust (REIT)	243,427	261,404
Mapletree Pan Asia Commercial Trust	160,700	156,185
Oversea-Chinese Banking Corp. Ltd.	236,052	2,188,465
Sea Ltd. ADR (a)	25,603	1,067,645
Seatrium Ltd. (a)	3,122,414	255,723
Sembcorp Industries Ltd.	63,500	213,037
Singapore Airlines Ltd.	105,500	471,085
Singapore Exchange Ltd.	61,800	427,882
Singapore Technologies Engineering Ltd.	105,900	290,723
Singapore Telecommunications Ltd.	580,700	1,009,067
STMicroelectronics NV (France)	48,032	1,830,985
United Overseas Bank Ltd.	88,403	1,743,723
UOL Group Ltd.	33,100	142,556
TOTAL SINGAPORE		15,954,533
South Africa - 0.9%
Absa Group Ltd.	58,271	531,263
African Rainbow Minerals Ltd.	6,898	56,842
Anglo American Platinum Ltd.	4,726	157,903
Anglo American PLC (United Kingdom)	89,190	2,272,526
Aspen Pharmacare Holdings Ltd.	27,392	248,810
Bid Corp. Ltd.	23,030	488,576
Bidvest Group Ltd./The	20,488	290,003
Capitec Bank Holdings Ltd.	5,979	530,897
Clicks Group Ltd.	18,721	275,870
Discovery Ltd.	38,440	265,197
Exxaro Resources Ltd.	17,421	174,757
FirstRand Ltd.	354,305	1,167,995
Gold Fields Ltd.	61,998	817,874
Growthpoint Properties Ltd.	271,377	141,094
Harmony Gold Mining Co. Ltd.	39,443	180,841
Impala Platinum Holdings Ltd.	59,506	247,878
Kumba Iron Ore Ltd.	3,985	105,587
MTN Group Ltd.	119,138	581,579
Naspers Ltd. Class N	13,716	2,141,080
Nedbank Group Ltd.	30,663	329,984
Northam Platinum Holdings Ltd.	25,521	154,037
Old Mutual Ltd.	331,951	211,059
OUTsurance Group Ltd.	61,030	132,031
Pepkor Holdings Ltd. (b)	125,121	114,128
Remgro Ltd.	40,628	314,081
Sanlam Ltd.	122,743	430,514
Sasol Ltd.	39,514	499,447
Shoprite Holdings Ltd.	35,387	453,466
Sibanye-Stillwater Ltd.	196,324	250,421
Standard Bank Group Ltd.	93,810	920,559
Vodacom Group Ltd.	41,374	225,234
Woolworths Holdings Ltd.	66,982	249,383
TOTAL SOUTH AFRICA		14,960,916
Spain - 1.5%
Acciona SA	1,843	232,059
ACS Actividades de Construccion y Servicios SA	15,372	555,779
Aena SME SA (b)	5,265	761,820
Amadeus IT Holding SA Class A	31,532	1,795,651
Banco Bilbao Vizcaya Argentaria SA	417,869	3,287,473
Banco Santander SA (Spain) (c)	1,134,051	4,158,990
CaixaBank SA	289,233	1,175,889
Cellnex Telecom SA (b)	39,654	1,165,673
Corp. ACCIONA Energias Renovables SA	4,346	117,630
EDP Renovaveis SA	22,412	360,218
Enagas SA	17,807	297,603
Endesa SA	22,262	418,462
Grifols SA (a)	21,116	236,499
Iberdrola SA	426,343	4,741,794
Industria de Diseno Textil SA	76,216	2,624,967
Naturgy Energy Group SA	8,713	246,153
Redeia Corp. SA	29,018	451,502
Repsol SA	89,871	1,314,654
Telefonica SA	363,067	1,402,397
TOTAL SPAIN		25,345,213
Sweden - 1.7%
Alfa Laval AB	20,402	659,081
ASSA ABLOY AB (B Shares)	70,147	1,495,189
Atlas Copco AB:
(A Shares)	191,388	2,478,287
(B Shares)	105,679	1,183,894
Beijer Ref AB (B Shares)	26,590	251,787
Boliden AB	19,276	493,451
Epiroc AB:
(A Shares)	44,019	725,201
(B Shares)	29,114	403,490
EQT AB	24,928	453,117
Ericsson (B Shares)	205,269	919,550
Essity AB (B Shares)	42,728	973,418
Evolution AB (b)	12,749	1,132,882
Fastighets AB Balder (a)	45,935	194,193
Getinge AB (B Shares)	15,864	284,807
H&M Hennes & Mauritz AB (B Shares)	45,302	605,923
Hexagon AB (B Shares)	145,778	1,188,038
Holmen AB (B Shares)	6,656	250,857
Husqvarna AB (B Shares)	25,641	165,619
Industrivarden AB:
(A Shares)	8,615	222,428
(C Shares)	10,709	275,533
Indutrade AB	19,738	348,610
Investment AB Latour (B Shares)	9,583	165,477
Investor AB:
(A Shares)	4,514	81,970
(B Shares)	116,676	2,136,500
L E Lundbergforetagen AB	5,130	208,969
Lifco AB	16,441	300,174
Nibe Industrier AB (B Shares)	106,566	612,715
Saab AB (B Shares)	5,649	289,473
Sagax AB	14,540	262,470
Sandvik AB	74,848	1,274,887
Securitas AB (B Shares)	35,164	281,187
Skandinaviska Enskilda Banken AB (A Shares)	111,084	1,236,981
Skanska AB (B Shares)	23,499	352,302
SKF AB (B Shares)	23,836	384,581
Svenska Cellulosa AB SCA (B Shares)	42,575	583,371
Svenska Handelsbanken AB (A Shares)	101,377	864,309
Swedbank AB (A Shares)	59,550	974,944
Swedish Orphan Biovitrum AB (a)	15,932	327,419
Tele2 AB (B Shares)	38,106	270,166
Telia Co. AB	174,458	369,842
Volvo AB:
(A Shares)	16,481	329,843
(B Shares)	103,372	2,045,687
Volvo Car AB (a)	41,960	144,008
TOTAL SWEDEN		28,202,630
Switzerland - 3.7%
ABB Ltd. (Reg.)	112,102	3,766,371
Adecco SA (Reg.)	11,044	415,706
Alcon, Inc. (Switzerland)	35,029	2,496,103
Avolta AG (a)	6,990	243,668
Bachem Holding AG (B Shares)	2,430	175,241
Baloise Holdings AG	3,269	467,898
Banque Cantonale Vaudoise	2,163	243,966
Barry Callebaut AG	246	371,846
BKW AG	1,498	251,300
Clariant AG (Reg.)	14,453	204,485
Compagnie Financiere Richemont SA Series A	36,594	4,317,196
DSM-Firmenich AG	12,979	1,175,414
Ems-Chemie Holding AG	491	334,656
Geberit AG (Reg.)	2,319	1,075,308
Givaudan SA	648	2,151,333
Helvetia Holding AG (Reg.)	2,559	342,644
Julius Baer Group Ltd.	14,274	845,902
Kuehne & Nagel International AG	3,843	1,032,940
Lindt & Spruengli AG	7	761,831
Lindt & Spruengli AG (participation certificate)	71	784,423
Logitech International SA (Reg.)	11,534	902,280
Lonza Group AG	5,213	1,825,613
Novartis AG	143,671	13,450,417
Partners Group Holding AG	1,591	1,673,467
Sandoz Group AG	28,734	747,056
Schindler Holding AG:
(participation certificate)	2,878	579,618
(Reg.)	1,568	304,240
SGS SA (Reg.)	10,555	858,417
Sig Group AG	21,561	473,813
Sika AG	10,274	2,449,767
Sonova Holding AG	3,654	861,631
Straumann Holding AG	7,846	922,475
Swatch Group AG (Bearer)	2,084	531,968
Swatch Group AG (Bearer) (Reg.)	3,441	166,064
Swiss Life Holding AG	2,077	1,328,421
Swiss Prime Site AG	5,424	503,255
Swisscom AG	1,820	1,088,419
Temenos Group AG	4,498	322,102
UBS Group AG	230,446	5,375,764
VAT Group AG (b)	1,877	661,742
Zurich Insurance Group Ltd.	10,537	4,987,888
TOTAL SWITZERLAND		61,472,648
Taiwan - 4.0%
Accton Technology Corp.	35,000	541,882
Acer, Inc.	206,000	217,551
Advantech Co. Ltd.	31,674	325,033
ASE Technology Holding Co. Ltd.	215,500	753,880
Asia Cement Corp.	155,000	191,258
ASUSTeK Computer, Inc.	49,000	513,376
AUO Corp.	450,600	217,943
Catcher Technology Co. Ltd.	42,000	235,434
Cathay Financial Holding Co. Ltd.	670,872	909,706
Chailease Holding Co. Ltd.	108,075	585,807
Chang Hwa Commercial Bank	372,130	196,995
Cheng Shin Rubber Industry Co. Ltd.	139,000	189,803
China Airlines Ltd.	186,000	111,413
China Development Financial Ho (a)	1,100,313	384,328
China Steel Corp.	811,000	604,584
Chunghwa Telecom Co. Ltd.	266,000	950,628
Compal Electronics, Inc.	296,000	257,273
CTBC Financial Holding Co. Ltd.	1,213,000	912,811
Delta Electronics, Inc.	137,000	1,233,678
E Ink Holdings, Inc.	60,000	311,947
E.SUN Financial Holdings Co. Ltd.	990,872	729,551
ECLAT Textile Co. Ltd.	14,000	222,656
eMemory Technology, Inc.	5,000	313,016
EVA Airways Corp.	167,000	141,509
Evergreen Marine Corp. (Taiwan)	73,343	243,881
Far Eastern New Century Corp.	200,000	182,082
Far EasTone Telecommunications Co. Ltd.	106,000	248,106
Feng Tay Enterprise Co. Ltd.	35,584	196,337
First Financial Holding Co. Ltd.	742,519	593,666
Formosa Chemicals & Fibre Corp.	256,000	481,287
Formosa Petrochemical Corp.	81,000	197,734
Formosa Plastics Corp.	267,000	634,483
Fubon Financial Holding Co. Ltd.	548,317	1,018,862
Giant Manufacturing Co. Ltd.	22,688	114,635
Gigabyte Technology Co. Ltd.	36,000	244,394
Global Unichip Corp.	6,000	267,952
GlobalWafers Co. Ltd.	16,000	235,017
Hon Hai Precision Industry Co. Ltd. (Foxconn)	874,800	2,609,017
Hotai Motor Co. Ltd.	21,400	398,998
Hua Nan Financial Holdings Co. Ltd.	626,281	392,453
Innolux Corp.	589,541	222,066
Inventec Corp.	184,000	230,331
Largan Precision Co. Ltd.	7,000	447,983
Lite-On Technology Corp.	142,000	441,778
MediaTek, Inc.	107,000	2,790,481
Mega Financial Holding Co. Ltd.	791,321	897,248
Micro-Star International Co. Ltd.	48,000	245,539
momo.com, Inc.	5,060	83,357
Nan Ya Plastics Corp.	331,000	632,822
Nan Ya Printed Circuit Board Corp.	16,000	117,351
Nanya Technology Corp.	89,000	178,288
Nien Made Enterprise Co. Ltd.	11,000	97,246
Novatek Microelectronics Corp.	41,000	576,961
Pegatron Corp.	141,000	328,787
PharmaEssentia Corp. (a)	17,000	169,046
Pou Chen Corp.	143,000	127,367
Powerchip Semiconductor Manufacturing Corp.	222,725	183,077
President Chain Store Corp.	39,000	309,981
Quanta Computer, Inc.	190,000	1,120,954
Realtek Semiconductor Corp.	35,000	435,865
Ruentex Development Co. Ltd.	100,575	100,787
Shin Kong Financial Holding Co. Ltd. (a)	928,393	249,219
Sinopac Financial Holdings Co.	743,686	409,839
Synnex Technology International Corp.	86,000	182,378
Taishin Financial Holdings Co. Ltd.	793,482	422,891
Taiwan Business Bank	408,576	160,963
Taiwan Cement Corp.	456,667	454,680
Taiwan Cooperative Financial Holding Co. Ltd.	734,494	569,945
Taiwan High Speed Rail Corp.	145,000	131,550
Taiwan Mobile Co. Ltd.	126,000	372,077
Taiwan Semiconductor Manufacturing Co. Ltd.	1,727,000	28,184,517
The Shanghai Commercial & Savings Bank Ltd.	266,312	352,589
Uni-President Enterprises Corp.	332,000	695,982
Unimicron Technology Corp.	97,000	432,279
United Microelectronics Corp.	792,000	1,138,109
Vanguard International Semiconductor Corp.	58,000	125,863
Voltronic Power Technology Corp.	5,000	200,365
Walsin Lihwa Corp.	191,162	203,294
Wan Hai Lines Ltd.	44,145	63,046
Winbond Electronics Corp.	201,000	155,639
Winbond Electronics Corp. rights 11/3/23 (a)	8,080	734
Wistron Corp.	182,000	507,116
Wiwynn Corp.	6,629	313,861
WPG Holding Co. Ltd.	107,400	237,475
Yageo Corp.	25,213	410,745
Yang Ming Marine Transport Corp.	128,000	166,704
Yuanta Financial Holding Co. Ltd.	741,367	556,573
Zhen Ding Technology Holding Ltd.	45,000	135,950
TOTAL TAIWAN		65,682,664
Thailand - 0.5%
Advanced Info Service PCL (For. Reg.)	27,500	167,503
Advanced Information Service PCL NVDR	55,700	339,270
Airports of Thailand PCL:
(For. Reg.) (a)	171,900	317,386
NVDR (a)	133,400	246,302
Asset World Corp. PCL:
(For. Reg.)	326,600	31,253
NVDR	303,100	29,004
B. Grimm Power PCL:
(For. Reg.)	25,000	15,294
NVDR	21,900	13,397
Bangkok Dusit Medical Services PCL:
(For. Reg.)	292,100	214,134
NVDR	497,800	364,930
Bangkok Expressway and Metro PCL:
(For. Reg.)	154,900	33,840
NVDR	396,800	86,686
Banpu PCL NVDR	489,600	102,920
Berli Jucker PCL:
(For. Reg.)	16,000	12,518
NVDR	57,200	44,751
BTS Group Holdings PCL:
(For. Reg.)	53,600	11,148
NVDR	467,200	96,335
Bumrungrad Hospital PCL:
(For. Reg.)	10,800	77,625
NVDR	31,400	225,688
Central Pattana PCL:
(For. Reg.)	74,500	128,886
NVDR	67,000	115,911
Central Retail Corp. PCL:
(For. Reg.)	96,317	97,961
NVDR	25,400	25,834
Charoen Pokphand Foods PCL:
(For. Reg.)	110,100	56,956
NVDR	164,900	85,304
CP ALL PCL:
(For. Reg.)	143,900	219,932
NVDR	271,500	414,951
CP Axtra PCL NVDR	149,300	116,737
Delta Electronics PCL:
(For. Reg.)	16,000	34,974
NVDR	200,100	437,435
Electricity Generating PCL:
(For. Reg.)	6,900	23,293
NVDR	10,500	35,446
Energy Absolute PCL:
(For. Reg.)	54,700	63,583
NVDR	62,700	72,882
Global Power Synergy Public Co. Ltd.:
(For. Reg.)	24,100	26,018
NVDR	19,400	20,944
Gulf Energy Development PCL:
(For. Reg.)	68,700	82,225
NVDR	150,200	179,771
Home Product Center PCL:
(For. Reg.)	187,500	61,734
NVDR	194,800	64,138
Indorama Ventures PCL:
(For. Reg.)	15,800	10,353
NVDR	95,400	62,510
Intouch Holdings PCL:
(For. Reg.)	16,900	33,197
NVDR	50,600	99,396
Kasikornbank PCL NVDR	45,400	165,120
Krung Thai Bank PCL:
(For. Reg.)	95,600	49,709
NVDR	132,300	68,792
Krungthai Card PCL:
(For. Reg.)	27,500	33,292
NVDR	38,700	46,850
Land & House PCL:
(For. Reg.)	249,000	52,017
NVDR	268,500	56,091
Minor International PCL:
(For. Reg.)	98,681	76,475
NVDR	132,641	102,793
Muangthai Leasing PCL:
(For. Reg.)	19,800	19,997
NVDR	24,500	24,744
Osotspa PCL:
(For. Reg.)	17,500	11,380
NVDR	66,800	43,441
PTT Exploration and Production PCL:
(For. Reg.)	33,000	149,871
NVDR	66,500	302,014
PTT Global Chemical PCL NVDR	154,100	147,183
PTT Oil & Retail Business PCL NVDR	236,900	119,969
PTT PCL:
(For. Reg.)	314,700	289,673
NVDR	385,400	354,750
Ratch Group PCL:
(For. Reg.)	15,300	13,651
NVDR unit	61,700	55,050
SCB X PCL:
(For. Reg.)	15,800	43,080
NVDR	43,600	118,879
SCG Packaging PCL NVDR	90,400	90,078
Siam Cement PCL:
(For. Reg.)	25,900	206,326
NVDR	28,000	223,055
Thai Oil PCL:
(For. Reg.)	22,133	28,818
NVDR	59,766	77,819
TMBThanachart Bank PCL NVDR	1,892,300	87,419
True Corp. PCL	319,517	53,587
True Corp. PCL NVDR	355,186	59,570
TOTAL THAILAND		8,171,848
Turkey - 0.2%
Akbank TAS	218,694	227,503
Aselsan A/S	100,120	146,154
Bim Birlesik Magazalar A/S JSC	32,007	307,420
Eregli Demir ve Celik Fabrikalari T.A.S. (a)	106,249	142,044
Ford Otomotiv Sanayi A/S	5,118	142,104
Haci Omer Sabanci Holding A/S	67,102	126,767
Hektas Ticaret A/S (a)	70,312	54,424
Koc Holding A/S	53,158	256,787
Koza Altin Isletmeleri A/S	59,481	46,124
Pegasus Hava Tasimaciligi A/S (a)	2,845	70,826
Sasa Polyester Sanayi A/S	68,374	103,240
Tofas Turk Otomobil Fabrikasi A/S	8,249	70,113
Turk Hava Yollari AO (a)	39,244	301,128
Turkcell Iletisim Hizmet A/S	79,367	134,524
Turkiye Is Bankasi A/S Series C	234,027	173,376
Turkiye Petrol Rafinerileri A/S	67,559	338,520
Turkiye Sise ve Cam Fabrikalari A/S	102,980	172,147
Yapi ve Kredi Bankasi A/S	248,797	151,461
TOTAL TURKEY		2,964,662
United Arab Emirates - 0.4%
Abu Dhabi Commercial Bank PJSC	204,721	447,566
Abu Dhabi Islamic Bank (a)	103,876	291,294
Abu Dhabi National Oil Co. for Distribution PJSC	226,354	207,065
Aldar Properties PJSC	272,121	385,252
Americana Restaurants International PLC	179,800	181,122
Dubai Islamic Bank Pakistan Ltd.	206,390	303,432
Emaar Properties PJSC	462,693	842,749
Emirates NBD Bank PJSC	134,259	619,573
Emirates Telecommunications Corp.	245,025	1,231,462
First Abu Dhabi Bank PJSC	306,548	1,058,271
Multiply Group (a)	277,046	256,454
NMC Health PLC (a)(d)	2,259	0
TOTAL UNITED ARAB EMIRATES		5,824,240
United Kingdom - 6.9%
3i Group PLC	68,016	1,603,653
Abrdn PLC	141,578	269,565
Admiral Group PLC	14,922	443,086
AngloGold Ashanti PLC	29,570	546,579
Ashtead Group PLC	30,738	1,757,438
Associated British Foods PLC	24,374	600,210
AstraZeneca PLC (United Kingdom)	108,639	13,602,010
Auto Trader Group PLC (b)	65,390	494,627
Aviva PLC	192,898	934,315
BAE Systems PLC	214,000	2,877,526
Barclays PLC	1,090,724	1,750,664
Barratt Developments PLC	69,868	351,488
Berkeley Group Holdings PLC	7,453	365,611
BP PLC	1,215,949	7,424,608
BP PLC sponsored ADR	1	37
British American Tobacco PLC (United Kingdom)	148,886	4,447,589
BT Group PLC	455,521	624,255
Bunzl PLC	23,795	847,982
Burberry Group PLC	26,186	538,526
Centrica PLC	389,928	745,504
CK Hutchison Holdings Ltd.	186,000	941,585
CNH Industrial NV	71,884	795,973
Coca-Cola European Partners PLC	14,357	840,028
Compass Group PLC	121,345	3,059,276
Croda International PLC	9,834	523,291
DCC PLC (United Kingdom)	6,964	386,400
Diageo PLC	157,081	5,940,179
Entain PLC	44,958	508,410
Halma PLC	26,989	605,230
Hargreaves Lansdown PLC	25,470	218,746
HSBC Holdings PLC (United Kingdom)	1,384,830	9,999,062
Imperial Brands PLC	60,731	1,293,825
Informa PLC	98,547	852,347
InterContinental Hotel Group PLC	11,791	835,540
Intertek Group PLC	11,247	522,610
J Sainsbury PLC	114,395	357,754
JD Sports Fashion PLC	185,041	286,758
Johnson Matthey PLC	14,059	255,295
Kingfisher PLC	135,645	346,372
Land Securities Group PLC	50,500	349,253
Legal & General Group PLC	420,630	1,080,793
Lloyds Banking Group PLC	4,511,261	2,195,631
London Stock Exchange Group PLC	29,773	3,003,950
M&G PLC	152,244	366,759
Melrose Industries PLC	93,121	528,569
National Grid PLC	257,504	3,070,214
NatWest Group PLC	404,049	879,137
Next PLC	8,575	717,484
Ocado Group PLC (a)	40,659	229,947
Pearson PLC	44,347	513,349
Pepco Group NV (a)	10,645	43,090
Persimmon PLC	22,762	281,087
Phoenix Group Holdings PLC	52,364	288,825
Reckitt Benckiser Group PLC	50,184	3,357,659
RELX PLC (London Stock Exchange)	132,549	4,629,634
Rentokil Initial PLC	176,568	899,171
Rolls-Royce Holdings PLC (a)	590,548	1,554,456
Sage Group PLC	71,574	844,370
Schroders PLC	53,653	240,830
Segro PLC	82,056	710,911
Severn Trent PLC	17,891	577,564
Smith & Nephew PLC	61,526	688,546
Smiths Group PLC	24,184	474,279
Spirax-Sarco Engineering PLC	5,153	513,082
SSE PLC	76,484	1,518,077
St. James's Place PLC	38,525	299,494
Standard Chartered PLC (United Kingdom)	166,370	1,273,951
Taylor Wimpey PLC	251,254	338,368
Tesco PLC	503,384	1,651,886
Unilever PLC	176,000	8,335,480
United Utilities Group PLC	47,389	612,909
Vodafone Group PLC	1,613,103	1,484,925
Vodafone Group PLC sponsored ADR	257	2,375
Whitbread PLC	13,907	562,541
Wise PLC (a)	42,074	340,380
WPP PLC	75,242	647,926
TOTAL UNITED KINGDOM		113,900,856
United States of America - 4.4%
Brookfield Renewable Corp.	9,894	225,099
BRP, Inc.	2,546	172,083
CRH PLC	50,876	2,733,824
CSL Ltd.	33,833	5,000,251
CyberArk Software Ltd. (a)	2,917	477,338
Experian PLC	64,462	1,951,707
Ferrovial SE	35,658	1,073,034
Ferrovial SE rights (a)(e)	35,658	16,133
GSK PLC	287,010	5,116,463
Haleon PLC	388,071	1,555,424
Holcim AG	36,586	2,255,530
James Hardie Industries PLC CDI (a)	30,884	770,538
JBS SA	50,800	201,820
Legend Biotech Corp. ADR (a)	4,098	270,755
Monday.com Ltd. (a)	1,526	198,365
Nestle SA (Reg. S)	187,052	20,171,460
Parade Technologies Ltd.	6,000	196,570
QIAGEN NV (Germany) (a)	15,926	591,818
Roche Holding AG:
(Bearer)	2,263	614,977
(participation certificate)	49,219	12,684,211
Sanofi SA	79,649	7,232,625
Schneider Electric SA	38,126	5,865,962
Swiss Re Ltd.	21,178	2,307,660
Tenaris SA	33,027	518,597
TOTAL UNITED STATES OF AMERICA		72,202,244
Zambia - 0.0%
First Quantum Minerals Ltd.	41,394	479,684
TOTAL COMMON STOCKS (Cost $1,647,633,597)		1,537,720,144

Nonconvertible Preferred Stocks - 0.9%
	Shares	Value ($)
Brazil - 0.4%
Banco Bradesco SA (PN)	373,195	1,035,553
Centrais Eletricas Brasileiras SA (Electrobras) (PN-B)	22,455	171,249
Companhia Energetica de Minas Gerais (CEMIG) (PN)	100,420	233,834
Gerdau SA	80,405	347,184
Itau Unibanco Holding SA	341,750	1,817,967
Itausa-Investimentos Itau SA (PN)	367,061	629,029
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.)	340,100	2,343,447
TOTAL BRAZIL		6,578,263
Chile - 0.0%
Sociedad Quimica y Minera de Chile SA (PN-B)	9,858	476,929
Colombia - 0.0%
Bancolombia SA (PN)	35,920	230,391
Germany - 0.3%
Bayerische Motoren Werke AG (BMW) (non-vtg.)	3,941	334,223
Dr. Ing. h.c. F. Porsche AG Series F (b)	8,007	699,296
Henkel AG & Co. KGaA	11,847	853,404
Porsche Automobil Holding SE (Germany)	10,965	490,773
Sartorius AG (non-vtg.)	1,843	460,608
Volkswagen AG	14,277	1,514,086
TOTAL GERMANY		4,352,390
Korea (South) - 0.2%
AMOREPACIFIC Corp.	2,314	62,573
Hyundai Motor Co. Ltd.	2,240	165,172
Hyundai Motor Co. Ltd. Series 2	2,956	219,282
LG Chemical Ltd.	770	160,581
LG H & H Co. Ltd.	569	59,707
Samsung Electronics Co. Ltd.	62,595	2,495,384
TOTAL KOREA (SOUTH)		3,162,699
Russia - 0.0%
Surgutneftegas OJSC (d)	352,900	6,141
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $17,830,099)		14,806,813

Government Obligations - 0.3%
	Principal Amount (f)	Value ($)
United States of America - 0.3%
U.S. Treasury Bills, yield at date of purchase 5.42% 2/22/24 (g) (Cost $4,818,537)	4,900,000	4,818,252

Money Market Funds - 5.3%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (h)	77,414,469	77,429,952
Fidelity Securities Lending Cash Central Fund 5.40% (h)(i)	10,749,341	10,750,416
TOTAL MONEY MARKET FUNDS (Cost $88,180,368)		88,180,368

TOTAL INVESTMENT IN SECURITIES - 99.8% (Cost $1,758,462,601)	1,645,525,577
NET OTHER ASSETS (LIABILITIES) - 0.2%	3,006,342
NET ASSETS - 100.0%	1,648,531,919

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE MSCI EAFE Index Contracts (United States)	621	Dec 2023	61,295,805	(2,987,773)	(2,987,773)
ICE MSCI Emerging Markets Index Contracts (United States)	596	Dec 2023	27,392,160	(1,431,719)	(1,431,719)
TME S&P/TSX 60 Index Contracts (Canada)	43	Dec 2023	7,038,760	(364,549)	(364,549)

TOTAL FUTURES CONTRACTS					(4,784,041)
The notional amount of futures purchased as a percentage of Net Assets is 5.8%

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $36,197,206 or 2.2% of net assets.

(c)	Security or a portion of the security is on loan at period end.
(d)	Level 3 security
(e)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(f)	Amount is stated in United States dollars unless otherwise noted.
(g)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $2,995,183.
(h)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(i)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	47,496,410	302,803,322	272,869,780	1,843,625	-	-	77,429,952	0.2%
Fidelity Securities Lending Cash Central Fund 5.40%	11,111,800	104,841,355	105,202,739	113,364	-	-	10,750,416	0.0%
Total	58,608,210	407,644,677	378,072,519	1,956,989	-	-	88,180,368

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	84,792,728	17,168,996	67,542,843	80,889
Consumer Discretionary	183,119,724	53,285,968	129,828,928	4,828
Consumer Staples	132,097,705	30,991,152	101,105,161	1,392
Energy	95,247,592	36,485,574	58,429,327	332,691
Financials	328,566,522	134,536,255	193,999,151	31,116
Health Care	148,314,059	22,159,332	126,154,727	-
Industrials	199,168,172	66,439,383	132,728,789	-
Information Technology	178,793,133	17,731,625	161,061,508	-
Materials	120,947,515	48,607,454	72,264,997	75,064
Real Estate	31,423,044	7,682,593	23,740,451	-
Utilities	50,056,763	19,356,437	30,690,640	9,686

Government Obligations	4,818,252	-	4,818,252	-

Money Market Funds	88,180,368	88,180,368	-	-
Total Investments in Securities:	1,645,525,577	542,625,137	1,102,364,774	535,666
Derivative Instruments: Liabilities
Futures Contracts	(4,784,041)	(4,784,041)	-	-
Total Liabilities	(4,784,041)	(4,784,041)	-	-
Total Derivative Instruments:	(4,784,041)	(4,784,041)	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	0	(4,784,041)
Total Equity Risk	0	(4,784,041)
Total Value of Derivatives	0	(4,784,041)

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Financial Statements
Statement of Assets and Liabilities
		October 31, 2023

Assets
Investment in securities, at value (including securities loaned of $10,147,138) - See accompanying schedule:
Unaffiliated issuers (cost $1,670,282,233)	$1,557,345,209
Fidelity Central Funds (cost $88,180,368)	88,180,368

Total Investment in Securities (cost $1,758,462,601)		$1,645,525,577
Cash		181
Foreign currency held at value (cost $8,868,945)		8,765,453
Receivable for fund shares sold		2,318,908
Dividends receivable		3,212,305
Reclaims receivable		2,587,866
Distributions receivable from Fidelity Central Funds		297,506
Receivable for daily variation margin on futures contracts		11,459
Other receivables		10,897
Total assets		1,662,730,152
Liabilities
Payable for investments purchased on a delayed delivery basis	$28,228
Payable for fund shares redeemed	1,650,661
Deferred taxes	1,639,011
Other payables and accrued expenses	130,159
Collateral on securities loaned	10,750,174
Total Liabilities		14,198,233
Net Assets		$1,648,531,919
Net Assets consist of:
Paid in capital		$1,790,369,358
Total accumulated earnings (loss)		(141,837,439)
Net Assets		$1,648,531,919
Net Asset Value, offering price and redemption price per share ($1,648,531,919 ÷ 144,834,863 shares)		$11.38

Statement of Operations
		Year ended October 31, 2023
Investment Income
Dividends		$50,977,786
Interest		221,982
Income from Fidelity Central Funds (including $113,364 from security lending)		1,956,989
Income before foreign taxes withheld		$53,156,757
Less foreign taxes withheld		(4,924,165)
Total Income		48,232,592
Expenses
Independent trustees' fees and expenses	$5,248
Proxy	125,905
Total expenses before reductions	131,153
Expense reductions	(79,490)
Total expenses after reductions		51,663
Net Investment income (loss)		48,180,929
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $8,572)	(21,274,829)
Foreign currency transactions	(49,106)
Futures contracts	5,472,516
Total net realized gain (loss)		(15,851,419)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers(net of increase in deferred foreign taxes of $254,323)	119,997,569
Assets and liabilities in foreign currencies	91,535
Futures contracts	(4,081,367)
Total change in net unrealized appreciation (depreciation)		116,007,737
Net gain (loss)		100,156,318
Net increase (decrease) in net assets resulting from operations		$148,337,247
Statement of Changes in Net Assets

	Year ended October 31, 2023	Year ended October 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$48,180,929	$40,738,493
Net realized gain (loss)	(15,851,419)	(31,829,297)
Change in net unrealized appreciation (depreciation)	116,007,737	(381,130,025)
Net increase (decrease) in net assets resulting from operations	148,337,247	(372,220,829)
Distributions to shareholders	(35,599,173)	(29,150,134)

Share transactions
Proceeds from sales of shares	654,140,985	735,487,480
Reinvestment of distributions	24,757,989	19,695,566
Cost of shares redeemed	(418,912,908)	(350,156,302)

Net increase (decrease) in net assets resulting from share transactions	259,986,066	405,026,744
Total increase (decrease) in net assets	372,724,140	3,655,781

Net Assets
Beginning of period	1,275,807,779	1,272,151,998
End of period	$1,648,531,919	$1,275,807,779

Other Information
Shares
Sold	54,718,431	60,059,205
Issued in reinvestment of distributions	2,220,447	1,491,705
Redeemed	(35,235,613)	(28,896,363)
Net increase (decrease)	21,703,265	32,654,547

Financial Highlights
Fidelity Flex® International Index Fund

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$10.36	$14.06	$11.04	$11.59	$10.60
Income from Investment Operations
Net investment income (loss) A,B	.37	.37	.35	.27	.37
Net realized and unrealized gain (loss)	.94	(3.76)	2.87	(.52)	.81
Total from investment operations	1.31	(3.39)	3.22	(.25)	1.18
Distributions from net investment income	(.29)	(.31)	(.20)	(.30)	(.19)
Total distributions	(.29)	(.31)	(.20)	(.30)	(.19)
Net asset value, end of period	$11.38	$10.36	$14.06	$11.04	$11.59
Total Return C	12.72%	(24.60)%	29.31%	(2.24)%	11.40%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.01%	-% F	-% F	-% F	-% F
Expenses net of fee waivers, if any F	-%	-%	-%	-%	-%
Expenses net of all reductions F	-%	-%	-%	-%	-%
Net investment income (loss)	3.09%	3.10%	2.56%	2.46%	3.35%
Supplemental Data
Net assets, end of period (000 omitted)	$1,648,532	$1,275,808	$1,272,152	$575,120	$378,587
Portfolio turnover rate G	3%	4%	5%	4%	4%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount represents less than .005%.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended October 31, 2023

1. Organization.
Fidelity Flex International Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is available only to certain fee-based accounts and advisory programs offered by Fidelity. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%
A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Deferred taxes on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards, partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$172,311,876
Gross unrealized depreciation	(304,261,694)
Net unrealized appreciation (depreciation)	$(131,949,818)
Tax Cost	$1,777,110,846

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$42,909,176
Capital loss carryforward	$(50,977,877)
Net unrealized appreciation (depreciation) on securities and other investments	$(132,129,727)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(13,180,581)
Long-term	(37,797,296)
Total capital loss carryforward	$(50,977,877)

The tax character of distributions paid was as follows:

	October 31, 2023	October 31, 2022
Ordinary Income	$35,599,173	$29,150,134

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Flex International Index Fund	287,470,974	50,362,332
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services and the Fund does not pay any fees for these services. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity Flex International Index Fund	4,460
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.
8. Security Lending.
Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Flex International Index Fund	$ -	$ -
9. Expense Reductions.
The investment adviser contractually agreed to reimburse the Fund to the extent proxy and shareholder meeting expenses exceeded .003% of average net assets on an annual basis. This reimbursement will remain in place through February 28, 2025. During the period this reimbursement reduced the Fund's expenses as follows:

Reimbursement
Fidelity Flex International Index Fund	$79,100

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $390.
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and the Shareholders of Fidelity Flex International Index Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Flex International Index Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 14, 2023
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Laura M. Bishop, Jonathan Chiel, Robert W. Helm, Christine J. Thompson, and Carol J. Zierhoffer, each of the Trustees oversees 313 funds. Mr. Chiel oversees 191 funds. Ms. Bishop, Mr. Helm, Ms. Thompson, and Ms. Zierhoffer each oversees 229 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants).
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is General Counsel (2012-present) and Head of Legal, Risk and Compliance (2022-present). Mr Chiel serves as Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present) and Director and President for OH Company LLC (holding company, 2018-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
Christine J. Thompson (1958)
Year of Election or Appointment: 2023
Trustee
Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity® funds.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).
Laura M. Bishop (1961)
Year of Election or Appointment: 2023
Trustee
Ms. Bishop also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity® funds (2022-2023).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Robert W. Helm (1957)
Year of Election or Appointment: 2023
Trustee
Mr. Helm also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity® funds (2021-2023).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Trustee
Ms. Zierhoffer also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity® funds (2023).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter is a Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments. Mr. Carter serves as Chief Legal Officer of Fidelity Investments Institutional Operations Company LLC - Shareholder Division (transfer agent, 2020-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Robin Foley (1964)
Year of Election or Appointment: 2023
Vice President
Ms. Foley also serves as Vice President of other funds. Ms. Foley serves as Head of Fidelity's Fixed Income division (2023-present) and is an employee of Fidelity Investments. Previously, Ms. Foley served as Chief Investment Officer of Bonds (2017-2023).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia is a Senior Vice President of Asset Management Compliance (2019-present) and is an employee of Fidelity Investments. Mr. Gouveia serves as Compliance Officer of Fidelity Management Trust Company (2023-present). Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2023 to October 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period- C May 1, 2023 to October 31, 2023

Fidelity Flex® International Index Fund	.01%
Actual		$ 1,000	$ 931.30	$ .05
Hypothetical-B		$ 1,000	$ 1,025.16	$ .05

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund designates $522,599 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 87.30% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $.3253 and $.0333 for the dividend paid December 19, 2022.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Flex International Index Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreement (Sub-Advisory Agreement) for the fund with Geode Capital Management, LLC (Geode) (together, the Advisory Contracts). FMR and Geode are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board's Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of the fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its September 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In considering whether to renew the Advisory Contracts for the fund, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.
Nature, Extent, and Quality of Services Provided. The Board considered the Investment Advisers' staffing as it relates to the fund, including the backgrounds and experience of investment personnel of Fidelity and Geode, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and with senior management of Geode. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of the fund.
The Trustees also discussed with representatives of Fidelity, at meetings throughout the year, Fidelity's role in, among other things, overseeing compliance with federal securities laws and other applicable requirements by Geode with respect to the fund and monitoring and overseeing the performance and investment capabilities of Geode. The Trustees considered that the Board had received from Fidelity periodic reports about its oversight and due diligence processes, as well as periodic reports regarding the performance of Geode.
The Board also considered the nature, extent and quality of services provided by Geode. The Trustees noted that under the Sub-Advisory Agreement, subject to oversight by Fidelity, Geode is responsible for, among other things, identifying investments and arranging for execution of portfolio transactions to implement the fund's investment strategy. In addition, the Trustees noted that Geode is responsible for providing such reporting as may be requested by Fidelity to fulfill its oversight responsibilities discussed above.
Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staffs, including their size, education, experience, and resources, as well as Fidelity's and Geode's approach to recruiting, training, managing, and compensating investment personnel. The Board considered that Fidelity's and Geode's investment professionals have extensive resources, tools and capabilities so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and by FMR's affiliates under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance. In this regard, the Board noted that the fund is available exclusively to certain fee-based accounts and advisor programs offered by Fidelity, including certain employer-sponsored plans and discretionary investment programs.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board noted that the fund is available exclusively through certain Fidelity fee-based accounts and advisory programs. The Board considered that the fund does not pay FMR a management fee for investment advisory services, but that FMR is indirectly compensated for its services out of Fidelity fee-based account and advisory program fees. The Board also noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except Independent Trustee fees and expenses, proxy and shareholder meeting expenses, interest, taxes, and extraordinary expenses (such as litigation expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable.
Based on its review, the Board considered that the fund does not pay a management fee and concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's and Geode's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's and Geode's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund, with limited exceptions.
The Board also considered information regarding the profitability of Geode's relationship with the fund.
Economies of Scale. The Board concluded that because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund with certain limited exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contracts.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and Fidelity's views regarding portfolio manager investment in the Fidelity funds that they manage; (iii) hiring, training, and retaining personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends and market conditions; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons; (x) information concerning expense limitations applicable to certain funds; and (xi) matters related to money market funds, exchange-traded funds, and target date funds.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances, and that the fund's Advisory Contracts should be renewed through September 30, 2024.
Proxy Voting Results
A special meeting of shareholders was held on October 18, 2023. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Abigail P. Johnson
Affirmative	378,729,502,260.010	97.580
Withheld	9,407,876,478.960	2.420
TOTAL	388,137,378,738.970	100.000
Jennifer Toolin McAuliffe
Affirmative	378,454,868,010.950	97.510
Withheld	9,682,510,728.020	2.490
TOTAL	388,137,378,738.970	100.000
Christine J. Thompson
Affirmative	378,837,121,274.520	97.600
Withheld	9,300,257,464.450	2.400
TOTAL	388,137,378,738.970	100.000
Elizabeth S. Acton
Affirmative	378,262,110,794.850	97.460
Withheld	9,875,267,944.120	2.540
TOTAL	388,137,378,738.970	100.000
Laura M. Bishop
Affirmative	380,482,113,171.060	98.030
Withheld	7,655,265,567.910	1.970
TOTAL	388,137,378,738.970	100.000
Ann E. Dunwoody
Affirmative	380,016,034,008.120	97.910
Withheld	8,121,344,730.850	2.090
TOTAL	388,137,378,738.970	100.000
John Engler
Affirmative	379,432,488,394.200	97.760
Withheld	8,704,890,344.770	2.240
TOTAL	388,137,378,738.970	100.000
Robert F. Gartland
Affirmative	378,741,819,600.600	97.580
Withheld	9,395,559,138.370	2.420
TOTAL	388,137,378,738.970	100.000
Robert W. Helm
Affirmative	380,389,324,755.070	98.000
Withheld	7,748,053,983.900	2.000
TOTAL	388,137,378,738.970	100.000
Arthur E. Johnson
Affirmative	378,427,694,151.670	97.500
Withheld	9,709,684,587.300	2.500
TOTAL	388,137,378,738.970	100.000
Michael E. Kenneally
Affirmative	377,842,228,145.180	97.350
Withheld	10,295,150,593.790	2.650
TOTAL	388,137,378,738.970	100.000
Mark A. Murray
Affirmative	380,158,432,703.370	97.940
Withheld	7,978,946,035.600	2.060
TOTAL	388,137,378,738.970	100.000
Carol J. Zierhoffer
Affirmative	380,522,113,360.240	98.040
Withheld	7,615,265,378.730	1.960
TOTAL	388,137,378,738.970	100.000

Proposal 1 reflects trust wide proposal and voting results.

1.9881635.106
ZEI-ANN-1223
Fidelity® SAI International Value Index Fund

Annual Report
October 31, 2023

Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity® SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers.

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
The funds or securities referred to herein are not sponsored, endorsed, or promoted by Fidelity Product Services LLC (FPS), and FPS bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the relationship between FPS and any related funds.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2023	Past 1 year	Past 5 years	Life of Fund A
Fidelity® SAI International Value Index Fund	20.25%	3.80%	1.27%

A   From December 19, 2017
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI International Value Index Fund on December 19, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Fidelity International Value Focus Index℠ and MSCI ACWI (All Country World Index) ex USA Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
International (non-U.S.) equities gained 12.27% for the 12 months ending October 31, 2023, according to the MSCI ACWI (All Country World Index) ex USA Index, as global economic expansion and a slowing in the pace of inflation in some markets provided a favorable backdrop for risk assets. After returning -15.86% in 2022, the index's upturn has been largely driven by a narrow set of companies in the information technology and communication services sectors, in part due to excitement for generative artificial intelligence applications. The index gained 14.07% year to date through July, including strong gains in both June (+4.50%) and July (+4.07%). The rally for international equities sputtered for the next three months (-11.33%) amid a stalling pattern in disinflationary trends, heightened global recession and geopolitical risks, soaring yields on longer-term U.S. government bonds and particularly weak economic conditions in the eurozone and China. The three-month decline left non-U.S. stocks up 1.15% year to date through October. For the full 12 months, nearly all regions advanced, with Europe ex U.K. (+18%) and Japan (+17%) leading, whereas Canada (-0.38%) lagged by the widest margin. Each of the 11 sectors advanced, with information technology (+21%) and consumer discretionary (+19%) leading the way. Energy and industrials each rose about 14%. Conversely, four defensive-oriented sectors lagged by the widest margin: real estate (+4%), health care (+6%), consumer staples (+7%) and utilities (+8%).
Comments from the Geode Capital Management, LLC, passive equity index team:
For the fiscal year ending October 31, 2023, the fund gained 20.25%, versus 19.70% for the benchmark Fidelity International Value Focus Index. (The fund's relative performance was affected by differing methodologies (fund versus index) for valuing certain foreign stocks and for incorporating foreign exchange rates, which differ from those used by the index, as well as by local tax laws or regulations, which vary by country.) From a regional standpoint, Japan gained 39% and contributed most, followed by Europe ex U.K. (+17%), especially France (+22%). By sector, financials gained 28% and contributed, driven by the banks industry (+29%). Industrials, which gained roughly 33%, also helped, benefiting from the capital goods industry (+39%). Consumer discretionary, which advanced approximately 25%, was lifted by the automobiles & components industry (+25%). The materials and energy sectors rose roughly 20%, and health care advanced 9%. Other notable contributors included the communication services (+13%), utilities (+27%), consumer staples (+7%) and information technology (+9%) sectors. In contrast, emerging markets returned about -28% and was a notable detractor. From a sector standpoint, real estate returned -8% and detracted most. This group was hampered by the real estate management & development industry (-9%). Turning to individual stocks, the biggest contributor was Mitsubishi (+75%), from the capital goods group. Also in capital goods, Mitsui (+67%) helped. Lastly, Banco Santander (+47%) and Sumitomo Mitsui Financial Group (+57%), within the banks group, also lifted the fund. In contrast, the biggest individual detractor was British American Tobacco (-18%), from the food, beverage & tobacco category. In pharmaceuticals, biotechnology & life sciences, Bayer returned -15% and detracted. Nokia, within the technology hardware & equipment category, returned roughly -23% and hindered the fund. Equinor (-11%), a stock in the energy category, detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary October 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Deutsche Telekom AG (Germany, Diversified Telecommunication Services)	2.4
Sanofi SA (United States of America, Pharmaceuticals)	2.3
Shell PLC (London) (Netherlands, Oil, Gas & Consumable Fuels)	2.2
Mitsubishi Corp. (Japan, Trading Companies & Distributors)	2.2
British American Tobacco PLC (United Kingdom) (United Kingdom, Tobacco)	2.2
BNP Paribas SA (France, Banks)	2.1
TotalEnergies SE (France, Oil, Gas & Consumable Fuels)	2.0
Glencore PLC (Australia, Metals & Mining)	2.0
Banco Santander SA (Spain) (Spain, Banks)	2.0
Mitsui & Co. Ltd. (Japan, Trading Companies & Distributors)	1.9
21.3

Market Sectors (% of Fund's net assets)

Financials	20.6
Industrials	15.4
Consumer Discretionary	13.3
Health Care	10.1
Materials	9.6
Consumer Staples	7.8
Energy	6.9
Information Technology	5.4
Communication Services	4.7
Utilities	3.1
Real Estate	2.0

Asset Allocation (% of Fund's net assets)

Futures - 1%

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Schedule of Investments October 31, 2023
Showing Percentage of Net Assets
Common Stocks - 98.9%
	Shares	Value ($)
Australia - 4.7%
Allkem Ltd. (a)	746,510	4,561,696
ANZ Group Holdings Ltd.	1,413,877	22,295,396
Bank of Queensland Ltd.	818,692	2,660,461
BlueScope Steel Ltd.	567,412	6,801,829
Glencore PLC	13,989,627	74,100,689
Incitec Pivot Ltd.	2,419,230	4,223,213
Pilbara Minerals Ltd. (b)	3,510,016	8,245,020
Qantas Airways Ltd. (a)	1,050,012	3,289,589
Rio Tinto Ltd.	462,316	34,534,125
Sonic Healthcare Ltd.	587,052	10,749,549
Whitehaven Coal Ltd.	1,042,033	4,908,274
TOTAL AUSTRALIA		176,369,841
Austria - 0.9%
Andritz AG	89,352	4,103,181
Erste Group Bank AG	444,240	15,864,199
OMV AG	175,230	7,668,593
Voestalpine AG	131,244	3,271,760
Wienerberger AG	130,799	3,174,860
TOTAL AUSTRIA		34,082,593
Belgium - 2.0%
Aedifica SA	59,242	3,225,090
Ageas	213,043	8,173,758
Anheuser-Busch InBev SA NV	935,192	53,210,590
Solvay SA Class A	90,984	9,601,987
TOTAL BELGIUM		74,211,425
Brazil - 0.2%
Yara International ASA	203,070	6,635,116
China - 0.8%
BOC Hong Kong (Holdings) Ltd.	4,475,500	11,835,640
ENN Energy Holdings Ltd.	943,800	7,149,424
Wilmar International Ltd.	3,748,900	9,746,337
TOTAL CHINA		28,731,401
Denmark - 0.5%
A.P. Moller - Maersk A/S Series B	9,073	15,117,713
ISS A/S	191,897	2,774,906
TOTAL DENMARK		17,892,619
Finland - 0.8%
Nokia Corp.	6,593,311	21,960,226
Stora Enso Oyj (R Shares)	762,636	9,138,654
TOTAL FINLAND		31,098,880
France - 10.8%
Alstom SA	347,026	4,699,587
Arkema SA	78,458	7,336,990
BNP Paribas SA	1,352,726	77,787,190
Bouygues SA	242,259	8,512,860
Carrefour SA	672,508	11,790,048
Compagnie de St.-Gobain	639,925	34,833,770
Compagnie Generale des Etablissements Michelin SCA Series B	889,056	26,412,481
Credit Agricole SA	1,394,411	16,837,359
Dassault Aviation SA	27,166	5,389,565
Eiffage SA	93,993	8,523,207
Elis SA	254,782	4,170,477
Engie SA	2,183,786	34,732,872
Eurazeo SA	61,194	3,441,429
Forvia (a)	206,097	3,454,248
Ipsen SA	48,021	5,665,429
Orange SA	2,284,989	26,876,151
Renault SA	235,724	8,243,317
Rexel SA	287,180	5,844,846
Societe Generale Series A	879,043	19,753,651
Sopra Steria Group	18,150	3,251,324
Teleperformance	74,130	8,482,956
TotalEnergies SE	1,120,397	74,906,922
Valeo SA	257,812	3,393,519
TOTAL FRANCE		404,340,198
Germany - 12.7%
Aurubis AG	39,200	3,221,144
Bayer AG	1,223,468	52,864,295
Bayerische Motoren Werke AG (BMW)	428,708	39,750,364
Commerzbank AG	1,310,136	14,070,487
Continental AG	134,511	8,782,087
Daimler Truck Holding AG	645,664	20,235,705
Deutsche Bank AG	2,540,925	27,842,652
Deutsche Lufthansa AG (a)	742,682	5,189,633
Deutsche Telekom AG	4,150,824	90,088,092
DHL Group	1,172,766	45,615,620
E.ON SE	2,796,038	33,194,233
Evonik Industries AG	255,400	4,691,345
Fresenius Medical Care AG & Co. KGaA	248,472	8,255,772
Fresenius SE & Co. KGaA	512,033	13,132,798
HeidelbergCement AG	170,739	12,371,524
K+S AG	238,407	4,003,342
Mercedes-Benz Group AG (Germany)	999,243	58,789,732
Merck KGaA	160,950	24,242,375
Siemens Energy AG (a)(b)	637,080	5,642,170
Thyssenkrupp AG	612,533	4,250,379
TUI AG (a)(b)	562,540	2,826,122
TOTAL GERMANY		479,059,871
Hong Kong - 2.0%
CK Asset Holdings Ltd.	2,371,000	11,851,028
Hang Lung Properties Ltd.	2,188,000	2,876,033
Henderson Land Development Co. Ltd.	1,627,930	4,259,415
Hongkong Land Holdings Ltd.	1,295,600	4,109,283
Jardine Matheson Holdings Ltd.	255,833	10,366,645
Link (REIT)	3,190,400	14,641,201
Sino Land Ltd.	4,171,500	4,164,527
Sun Hung Kai Properties Ltd.	1,876,500	19,269,225
Swire Pacific Ltd. (A Shares)	687,400	4,391,003
TOTAL HONG KONG		75,928,360
Ireland - 0.3%
Ryanair Holdings PLC sponsored ADR (a)	123,162	10,801,307
Israel - 0.4%
Bank Leumi le-Israel BM	1,909,109	12,275,543
Icl Group Ltd.	899,185	4,360,224
TOTAL ISRAEL		16,635,767
Italy - 3.5%
A2A SpA	1,949,345	3,652,868
Banco BPM SpA	1,886,762	9,628,555
BPER Banca	1,322,249	4,293,751
Buzzi SpA	117,453	3,106,925
Eni SpA	2,985,149	48,800,206
Leonardo SpA	503,831	7,588,729
UniCredit SpA	2,247,802	56,351,532
TOTAL ITALY		133,422,566
Japan - 26.3%
Aisin Seiki Co. Ltd.	227,500	7,924,935
Bridgestone Corp.	728,900	27,585,372
Brother Industries Ltd.	321,000	5,007,681
Canon, Inc.	1,262,400	29,844,016
Chubu Electric Power Co., Inc.	944,000	11,407,444
Credit Saison Co. Ltd.	194,000	2,908,023
Electric Power Development Co. Ltd.	216,600	3,320,626
Honda Motor Co. Ltd.	6,226,200	63,810,910
INPEX Corp.	1,277,900	18,543,448
Isuzu Motors Ltd.	774,600	8,637,295
Itochu Corp.	1,172,000	42,216,649
Japan Post Holdings Co. Ltd.	2,500,100	22,128,893
Japan Tobacco, Inc.	1,369,900	31,889,728
JFE Holdings, Inc. (b)	726,900	10,127,803
JGC Holdings Corp.	300,600	3,702,484
Kawasaki Kisen Kaisha Ltd. (b)	312,200	10,705,334
Kobe Steel Ltd.	493,600	5,836,059
Kyocera Corp.	432,600	21,323,464
Marubeni Corp.	2,115,300	30,929,444
Mazda Motor Corp.	747,500	7,225,327
Medipal Holdings Corp.	261,100	4,389,871
Mitsubishi Corp.	1,790,200	83,451,176
Mitsubishi Motors Corp. of Japan	853,800	2,788,997
Mitsui & Co. Ltd.	1,923,900	69,922,561
Mitsui OSK Lines Ltd.	450,900	11,641,028
Mizuho Financial Group, Inc.	3,063,400	52,011,595
NEC Corp.	339,800	16,361,585
Nippon Express Holdings, Inc.	103,800	5,334,844
Nippon Steel & Sumitomo Metal Corp.	1,183,500	25,526,748
Nippon Yusen KK	635,300	15,544,045
Nissan Motor Co. Ltd.	2,943,520	11,326,618
Niterra Co. Ltd.	213,600	4,780,967
Ono Pharmaceutical Co. Ltd.	605,700	10,460,132
Otsuka Holdings Co. Ltd.	694,700	23,373,851
Panasonic Holdings Corp.	3,056,500	26,816,178
Renesas Electronics Corp. (a)	1,780,400	23,386,658
Ricoh Co. Ltd.	759,100	6,152,588
Seiko Epson Corp.	407,600	5,658,785
Sekisui House Ltd.	825,600	16,167,519
Shionogi & Co. Ltd.	348,400	16,223,118
Sojitz Corp.	272,200	5,652,340
Stanley Electric Co. Ltd.	183,400	2,933,408
Subaru Corp.	766,300	13,264,882
Sumco Corp.	436,100	5,635,351
Sumitomo Corp.	1,523,100	29,940,604
Sumitomo Electric Industries Ltd.	988,800	10,380,652
Sumitomo Forestry Co. Ltd.	243,600	5,751,751
Suzuki Motor Corp.	611,700	23,741,308
Takeda Pharmaceutical Co. Ltd.	1,970,500	53,488,726
TDK Corp.	420,500	15,733,099
Tokyo Gas Co. Ltd.	503,700	11,311,672
Yamaha Motor Co. Ltd.	436,100	10,656,911
Yokohama Rubber Co. Ltd.	166,800	3,082,396
TOTAL JAPAN		987,966,899
Luxembourg - 0.3%
ArcelorMittal SA (Netherlands)	573,580	12,672,176
Netherlands - 5.6%
ABN AMRO Bank NV GDR (Bearer) (c)	515,065	6,913,202
EXOR NV	129,078	11,054,577
Heineken Holding NV	125,568	9,539,599
Koninklijke Ahold Delhaize NV	1,215,046	35,997,925
Randstad NV	153,471	7,931,014
Shell PLC (London)	2,622,662	84,520,143
Signify NV (c)	159,847	4,137,020
Stellantis NV (Italy)	2,755,122	51,307,425
TOTAL NETHERLANDS		211,400,905
Norway - 0.3%
Norsk Hydro ASA	1,677,974	9,568,994
Singapore - 3.4%
City Developments Ltd.	634,500	2,928,733
Oversea-Chinese Banking Corp. Ltd.	4,836,186	44,836,842
Singapore Airlines Ltd.	1,666,100	7,439,571
STMicroelectronics NV (Italy)	817,042	31,145,920
United Overseas Bank Ltd.	1,910,500	37,684,041
Venture Corp. Ltd.	338,148	2,887,218
TOTAL SINGAPORE		126,922,325
South Africa - 1.1%
Anglo American PLC (United Kingdom)	1,665,654	42,440,216
Spain - 4.9%
ACS Actividades de Construccion y Servicios SA	249,425	9,018,030
Banco Bilbao Vizcaya Argentaria SA	5,267,116	41,437,637
Banco de Sabadell SA	7,007,155	8,682,111
Banco Santander SA (Spain)	20,155,048	73,916,111
Repsol SA	1,590,774	23,270,212
Telefonica SA	7,161,223	27,661,220
TOTAL SPAIN		183,985,321
Sweden - 0.8%
Ericsson (B Shares)	3,838,890	17,197,191
Fastighets AB Balder (a)	825,616	3,490,347
Securitas AB (B Shares)	626,234	5,007,650
SSAB AB (B Shares)	1,072,410	6,217,844
TOTAL SWEDEN		31,913,032
Switzerland - 0.5%
Avolta AG (a)	135,003	4,706,145
Swatch Group AG (Bearer)	49,075	12,527,032
TOTAL SWITZERLAND		17,233,177
United Kingdom - 10.9%
3i Group PLC	1,211,741	28,569,932
Barclays PLC	18,279,493	29,339,458
Barratt Developments PLC	1,212,894	6,101,764
British American Tobacco PLC (United Kingdom)	2,783,993	83,164,684
BT Group PLC	7,079,782	9,702,274
Centrica PLC	6,990,631	13,365,407
CK Hutchison Holdings Ltd.	3,338,500	16,900,443
DCC PLC (United Kingdom)	125,877	6,984,322
IG Group Holdings PLC	500,948	3,884,637
Imperial Brands PLC	1,140,169	24,290,378
International Consolidated Airlines Group SA CDI (a)	3,054,461	5,351,633
Investec PLC	807,011	4,473,801
J Sainsbury PLC	2,208,596	6,907,059
Kingfisher PLC	2,361,073	6,029,044
Legal & General Group PLC	7,441,301	19,120,135
Lloyds Banking Group PLC	83,755,529	40,763,815
NatWest Group PLC	6,947,848	15,117,247
Persimmon PLC	397,639	4,910,433
Standard Chartered PLC (United Kingdom)	2,876,052	22,022,894
Taylor Wimpey PLC	4,427,090	5,962,044
Tesco PLC	8,882,075	29,147,083
Virgin Money UK PLC	1,473,099	2,666,917
Vodafone Group PLC	28,355,878	26,102,706
TOTAL UNITED KINGDOM		410,878,110
United States of America - 5.2%
GSK PLC	3,305,656	58,929,184
Holcim AG	606,284	37,377,460
QIAGEN NV (Germany) (a)	274,943	10,217,012
Sanofi SA	979,500	88,944,693
TOTAL UNITED STATES OF AMERICA		195,468,349
TOTAL COMMON STOCKS (Cost $3,578,696,606)		3,719,659,448

Government Obligations - 0.1%
	Principal Amount (d)	Value ($)
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 5.42% 2/22/24 (e) (Cost $2,851,787)	2,900,000	2,851,619

Money Market Funds - 0.9%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (f)	4,867,246	4,868,220
Fidelity Securities Lending Cash Central Fund 5.40% (f)(g)	27,000,600	27,003,300
TOTAL MONEY MARKET FUNDS (Cost $31,871,520)		31,871,520

TOTAL INVESTMENT IN SECURITIES - 99.9% (Cost $3,613,419,913)	3,754,382,587
NET OTHER ASSETS (LIABILITIES) - 0.1%	5,046,596
NET ASSETS - 100.0%	3,759,429,183

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE MSCI EAFE Index Contracts (United States)	389	Dec 2023	38,396,245	(1,617,168)	(1,617,168)

The notional amount of futures purchased as a percentage of Net Assets is 1.0%

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $11,050,222 or 0.3% of net assets.

(d)	Amount is stated in United States dollars unless otherwise noted.
(e)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,151,464.
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	1,842,526	307,027,728	304,002,034	668,559	-	-	4,868,220	0.0%
Fidelity Securities Lending Cash Central Fund 5.40%	16,040,672	364,787,851	353,825,223	714,947	-	-	27,003,300	0.1%
Total	17,883,198	671,815,579	657,827,257	1,383,506	-	-	31,871,520

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	180,430,443	9,702,274	170,728,169	-
Consumer Discretionary	490,071,183	143,182,413	346,888,770	-
Consumer Staples	295,683,431	52,444,583	243,238,848	-
Energy	262,617,798	30,938,805	231,678,993	-
Financials	770,643,471	248,324,759	522,318,712	-
Health Care	380,936,805	53,257,614	327,679,191	-
Industrials	582,992,658	181,304,831	401,687,827	-
Information Technology	205,545,106	3,251,324	202,293,782	-
Materials	357,398,122	131,431,730	225,966,392	-
Real Estate	75,205,885	6,715,437	68,490,448	-
Utilities	118,134,546	50,212,508	67,922,038	-

Government Obligations	2,851,619	-	2,851,619	-

Money Market Funds	31,871,520	31,871,520	-	-
Total Investments in Securities:	3,754,382,587	942,637,798	2,811,744,789	-
Derivative Instruments: Liabilities
Futures Contracts	(1,617,168)	(1,617,168)	-	-
Total Liabilities	(1,617,168)	(1,617,168)	-	-
Total Derivative Instruments:	(1,617,168)	(1,617,168)	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	0	(1,617,168)
Total Equity Risk	0	(1,617,168)
Total Value of Derivatives	0	(1,617,168)

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Financial Statements
Statement of Assets and Liabilities
		October 31, 2023

Assets
Investment in securities, at value (including securities loaned of $25,459,710) - See accompanying schedule:
Unaffiliated issuers (cost $3,581,548,393)	$3,722,511,067
Fidelity Central Funds (cost $31,871,520)	31,871,520

Total Investment in Securities (cost $3,613,419,913)		$3,754,382,587
Foreign currency held at value (cost $846,958)		844,510
Receivable for investments sold		1,100
Receivable for fund shares sold		395,581
Dividends receivable		17,079,324
Reclaims receivable		14,779,756
Distributions receivable from Fidelity Central Funds		55,335
Receivable for daily variation margin on futures contracts		110,674
Prepaid expenses		5,085
Total assets		3,787,653,952
Liabilities
Payable for fund shares redeemed	$553,163
Accrued management fee	487,134
Other payables and accrued expenses	181,172
Collateral on securities loaned	27,003,300
Total Liabilities		28,224,769
Net Assets		$3,759,429,183
Net Assets consist of:
Paid in capital		$3,983,610,394
Total accumulated earnings (loss)		(224,181,211)
Net Assets		$3,759,429,183
Net Asset Value, offering price and redemption price per share ($3,759,429,183 ÷ 427,500,735 shares)		$8.79

Statement of Operations
		Year ended October 31, 2023
Investment Income
Dividends:
Unaffiliated issuers		$215,896,732
Interest		269,835
Income from Fidelity Central Funds (including $714,947 from security lending)		1,383,506
Income before foreign taxes withheld		$217,550,073
Less foreign taxes withheld		(19,047,527)
Total Income		198,502,546
Expenses
Management fee	$6,625,871
Custodian fees and expenses	410,635
Independent trustees' fees and expenses	15,446
Registration fees	33,489
Audit	61,394
Legal	6,436
Interest	392,358
Miscellaneous	26,468
Total Expenses		7,572,097
Net Investment income (loss)		190,930,449
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(22,674,993)
Foreign currency transactions	398,962
Futures contracts	7,562,545
Total net realized gain (loss)		(14,713,486)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	666,916,655
Assets and liabilities in foreign currencies	1,529,221
Futures contracts	(3,373,692)
Total change in net unrealized appreciation (depreciation)		665,072,184
Net gain (loss)		650,358,698
Net increase (decrease) in net assets resulting from operations		$841,289,147
Statement of Changes in Net Assets

	Year ended October 31, 2023	Year ended October 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$190,930,449	$262,814,201
Net realized gain (loss)	(14,713,486)	(431,951,862)
Change in net unrealized appreciation (depreciation)	665,072,184	(834,887,039)
Net increase (decrease) in net assets resulting from operations	841,289,147	(1,004,024,700)
Distributions to shareholders	(199,830,507)	(449,845,102)

Share transactions
Proceeds from sales of shares	28,673,028	1,108,617,933
Reinvestment of distributions	196,381,215	447,410,521
Cost of shares redeemed	(1,255,801,776)	(1,938,490,026)

Net increase (decrease) in net assets resulting from share transactions	(1,030,747,533)	(382,461,572)
Total increase (decrease) in net assets	(389,288,893)	(1,836,331,374)

Net Assets
Beginning of period	4,148,718,076	5,985,049,450
End of period	$3,759,429,183	$4,148,718,076

Other Information
Shares
Sold	3,212,167	118,980,904
Issued in reinvestment of distributions	23,546,908	49,328,613
Redeemed	(141,228,215)	(222,929,982)
Net increase (decrease)	(114,469,140)	(54,620,465)

Financial Highlights
Fidelity® SAI International Value Index Fund

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$7.65	$10.03	$7.16	$9.19	$8.93
Income from Investment Operations
Net investment income (loss) A,B	.39	.42	.38	.24	.37
Net realized and unrealized gain (loss)	1.14	(1.99)	2.63	(1.95)	.07
Total from investment operations	1.53	(1.57)	3.01	(1.71)	.44
Distributions from net investment income	(.39)	(.46)	(.14)	(.32)	(.18)
Distributions from net realized gain	-	(.35)	-	-	- C
Total distributions	(.39)	(.81)	(.14)	(.32)	(.18)
Net asset value, end of period	$8.79	$7.65	$10.03	$7.16	$9.19
Total Return D	20.25%	(16.93)%	42.33%	(19.36)%	5.12%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.17%	.16%	.17%	.18%	.26%
Expenses net of fee waivers, if any	.17%	.16%	.17%	.18%	.20%
Expenses net of all reductions	.17%	.16%	.17%	.18%	.20%
Net investment income (loss)	4.33%	4.82%	3.84%	3.04%	4.22%
Supplemental Data
Net assets, end of period (000 omitted)	$3,759,429	$4,148,718	$5,985,049	$2,258,397	$1,036,532
Portfolio turnover rate G	62%	79%	60%	57%	59%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CAmount represents less than $.005 per share.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended October 31, 2023

1. Organization.
Fidelity SAI International Value Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), certain corporate actions, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$397,692,918
Gross unrealized depreciation	(342,636,236)
Net unrealized appreciation (depreciation)	$55,056,682
Tax Cost	$3,699,325,905

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$218,851,448
Capital loss carryforward	$(497,148,276)
Net unrealized appreciation (depreciation) on securities and other investments	$54,115,618

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(286,256,532)
Long-term	(210,891,744)
Total capital loss carryforward	$(497,148,276)

The tax character of distributions paid was as follows:

	October 31, 2023	October 31, 2022
Ordinary Income	$199,830,507	$ 449,845,102

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI International Value Index Fund	2,676,482,347	3,706,518,444

6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .15% of the Fund's average net assets.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity SAI International Value Index Fund	Borrower	$ 38,065,767	5.05%	$390,014

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity SAI International Value Index Fund	$8,099

8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity SAI International Value Index Fund	$75,610	$ -	$-

9. Bank Borrowings.
The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:
	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity SAI International Value Index Fund	$1,206,333	5.83%	$2,344

10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

In addition, at the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

	Strategic Advisers Fidelity International Fund	Strategic Advisers International Fund
Fidelity SAI International Value Index Fund	83%	11%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
Fidelity SAI International Value Index Fund	94%

11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity SAI International Value Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity SAI International Value Index Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the "Fund") as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statement of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the five years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 12, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Laura M. Bishop, Jonathan Chiel, Robert W. Helm, Christine J. Thompson, and Carol J. Zierhoffer, each of the Trustees oversees 313 funds. Mr. Chiel oversees 191 funds. Ms. Bishop, Mr. Helm, Ms. Thompson, and Ms. Zierhoffer each oversees 229 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is General Counsel (2012-present) and Head of Legal, Risk and Compliance (2022-present). Mr Chiel serves as Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present) and Director and President for OH Company LLC (holding company, 2018-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
Christine J. Thompson (1958)
Year of Election or Appointment: 2023
Trustee
Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity® funds.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).
Laura M. Bishop (1961)
Year of Election or Appointment: 2023
Trustee
Ms. Bishop also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity® funds (2022-2023).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Robert W. Helm (1957)
Year of Election or Appointment: 2023
Trustee
Mr. Helm also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity® funds (2021-2023).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Trustee
Ms. Zierhoffer also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity® funds (2023).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter is a Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments. Mr. Carter serves as Chief Legal Officer of Fidelity Investments Institutional Operations Company LLC - Shareholder Division (transfer agent, 2020-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Robin Foley (1964)
Year of Election or Appointment: 2023
Vice President
Ms. Foley also serves as Vice President of other funds. Ms. Foley serves as Head of Fidelity's Fixed Income division (2023-present) and is an employee of Fidelity Investments. Previously, Ms. Foley served as Chief Investment Officer of Bonds (2017-2023).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia is a Senior Vice President of Asset Management Compliance (2019-present) and is an employee of Fidelity Investments. Mr. Gouveia serves as Compliance Officer of Fidelity Management Trust Company (2023-present). Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2023 to October 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period- C May 1, 2023 to October 31, 2023

Fidelity® SAI International Value Index Fund	.18%
Actual		$ 1,000	$ 959.60	$ .89
Hypothetical-B		$ 1,000	$ 1,024.30	$ .92

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund designates 98.21% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.4242 and $0.0362 for the dividend paid December 12, 2022.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity SAI International Value Index Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreement (Sub-Advisory Agreement) for the fund with Geode Capital Management, LLC (Geode) (together, the Advisory Contracts). FMR and Geode are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board's Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of the fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its September 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by Fidelity and Geode from their respective relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered the Investment Advisers' staffing as it relates to the fund, including the backgrounds and experience of investment personnel of Fidelity and Geode, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and with senior management of Geode. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of the fund.
The Trustees also discussed with representatives of Fidelity, at meetings throughout the year, Fidelity's role in, among other things, overseeing compliance with federal securities laws and other applicable requirements by Geode with respect to the fund and monitoring and overseeing the performance and investment capabilities of Geode. The Trustees considered that the Board had received from Fidelity periodic reports about its oversight and due diligence processes, as well as periodic reports regarding the performance of Geode.
The Board also considered the nature, extent and quality of services provided by Geode. The Trustees noted that under the Sub-Advisory Agreement, subject to oversight by Fidelity, Geode is responsible for, among other things, identifying investments and arranging for execution of portfolio transactions to implement the fund's investment strategy. In addition, the Trustees noted that Geode is responsible for providing such reporting as may be requested by Fidelity to fulfill its oversight responsibilities discussed above.
Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staffs, including their size, education, experience, and resources, as well as Fidelity's and Geode's approach to recruiting, managing, training, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization and that Fidelity's and Geode's analysts have extensive resources, tools and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's and Geode's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and by FMR's affiliates under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against the securities market index the fund seeks to track (benchmark index). The Board also periodically considers the fund's tracking error versus its benchmark index. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds over different time periods and discussed with the Investment Advisers the reasons for such underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that an index fund's performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) of the fund compared to the fund's benchmark index, over appropriate time periods taking into account relevant factors including the following: general market conditions; the characteristics of the fund's benchmark index; the extent to which statistical sampling is employed; any securities lending revenues; and fund cash flows and other factors.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked equal to the competitive median of the mapped group for 2022 and below the competitive median of the asset size peer group for 2022. Further, the information provided to the Board indicated that the total expense ratio of the fund ranked below the competitive median of the similar sales load structure group for 2022 and below the competitive median of the total expense asset size peer group for 2022.
The Board considered that, when compared to a subset of the total expense asset size peer group that excludes funds in a fund complex with a unique at-cost service model, the fund would not be above the total expense asset size peer group competitive median for 2022.
Other Contractual Arrangements. The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.20% through February 29, 2024.
Fees Charged to Other Clients. The Board also considered fee structures and other information with respect to clients of Fidelity and Geode, such as other funds advised or subadvised by Fidelity or Geode, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's and Geode's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's and Geode's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
The Board also considered information regarding the profitability of Geode's relationship with the fund.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and Fidelity's views regarding portfolio manager investment in the Fidelity funds that they manage; (iii) hiring, training, and retaining personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends and market conditions; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons; (x) information concerning expense limitations applicable to certain funds; and (xi) matters related to money market funds, exchange-traded funds, and target date funds.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through September 30, 2024.
Proxy Voting Results
A special meeting of shareholders was held on October 18, 2023. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Abigail P. Johnson
Affirmative	378,729,502,260.010	97.580
Withheld	9,407,876,478.960	2.420
TOTAL	388,137,378,738.970	100.000
Jennifer Toolin McAuliffe
Affirmative	378,454,868,010.950	97.510
Withheld	9,682,510,728.020	2.490
TOTAL	388,137,378,738.970	100.000
Christine J. Thompson
Affirmative	378,837,121,274.520	97.600
Withheld	9,300,257,464.450	2.400
TOTAL	388,137,378,738.970	100.000
Elizabeth S. Acton
Affirmative	378,262,110,794.850	97.460
Withheld	9,875,267,944.120	2.540
TOTAL	388,137,378,738.970	100.000
Laura M. Bishop
Affirmative	380,482,113,171.060	98.030
Withheld	7,655,265,567.910	1.970
TOTAL	388,137,378,738.970	100.000
Ann E. Dunwoody
Affirmative	380,016,034,008.120	97.910
Withheld	8,121,344,730.850	2.090
TOTAL	388,137,378,738.970	100.000
John Engler
Affirmative	379,432,488,394.200	97.760
Withheld	8,704,890,344.770	2.240
TOTAL	388,137,378,738.970	100.000
Robert F. Gartland
Affirmative	378,741,819,600.600	97.580
Withheld	9,395,559,138.370	2.420
TOTAL	388,137,378,738.970	100.000
Robert W. Helm
Affirmative	380,389,324,755.070	98.000
Withheld	7,748,053,983.900	2.000
TOTAL	388,137,378,738.970	100.000
Arthur E. Johnson
Affirmative	378,427,694,151.670	97.500
Withheld	9,709,684,587.300	2.500
TOTAL	388,137,378,738.970	100.000
Michael E. Kenneally
Affirmative	377,842,228,145.180	97.350
Withheld	10,295,150,593.790	2.650
TOTAL	388,137,378,738.970	100.000
Mark A. Murray
Affirmative	380,158,432,703.370	97.940
Withheld	7,978,946,035.600	2.060
TOTAL	388,137,378,738.970	100.000
Carol J. Zierhoffer
Affirmative	380,522,113,360.240	98.040
Withheld	7,615,265,378.730	1.960
TOTAL	388,137,378,738.970	100.000

Proposal 1 reflects trust wide proposal and voting results.

1.9885501.105
IIV-ANN-1223
Fidelity® Series Global ex U.S. Index Fund

Annual Report
October 31, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with Fidelity and any related funds.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2023	Past 1 year	Past 5 years	Past 10 years
Fidelity® Series Global ex U.S. Index Fund	12.62%	3.64%	2.63%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Series Global ex U.S. Index Fund on October 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
International (non-U.S.) equities gained 12.27% for the 12 months ending October 31, 2023, according to the MSCI ACWI (All Country World Index) ex USA Index, as global economic expansion and a slowing in the pace of inflation in some markets provided a favorable backdrop for risk assets. After returning -15.86% in 2022, the index's upturn has been largely driven by a narrow set of companies in the information technology and communication services sectors, in part due to excitement for generative artificial intelligence applications. The index gained 14.07% year to date through July, including strong gains in both June (+4.50%) and July (+4.07%). The rally for international equities sputtered for the next three months (-11.33%) amid a stalling pattern in disinflationary trends, heightened global recession and geopolitical risks, soaring yields on longer-term U.S. government bonds and particularly weak economic conditions in the eurozone and China. The three-month decline left non-U.S. stocks up 1.15% year to date through October. Currency fluctuations also helped bolster non-U.S. equity performance overall. For the full 12 months, nearly all regions advanced, with Europe ex U.K. (+18%) and Japan (+17%) leading, whereas Canada (-0.38%) lagged by the widest margin. Each of the 11 sectors advanced, with information technology (+21%) and consumer discretionary (+19%) leading the way. Energy and industrials each rose about 14%. Conversely, four defensive-oriented sectors lagged by the widest margin: real estate (+4%), health care (+6%), consumer staples (+7%) and utilities (+8%).
Comments from the Geode Capital Management, LLC, passive equity index team:
For the fiscal year ending October 31, 2023, the fund gained 12.62%, versus 12.27% for the benchmark MSCI All Country World ex US Index (Net MA). From a regional standpoint, Europe ex the U.K. gained roughly 17% and contributed most, followed by emerging markets (+10%). In contrast, Canada returned -1% and was a notable detractor. By sector, financials gained approximately 12% and contributed most. Information technology, which gained 21%, also helped, benefitting from the semiconductors & semiconductor equipment industry (+33%), as did consumer discretionary, which advanced roughly 19%. The industrials sector rose 13%, boosted by the capital goods industry (+18%). Energy gained 12%, and communication services advanced approximately 12%. Other notable contributors included the materials (+8%), consumer staples (+7%), health care (+6%), utilities (+8%) and real estate (+4%) sectors. Turning to individual stocks, the top contributor was Novo-Nordisk (+78%), from the pharmaceuticals, biotechnology & life sciences industry. In semiconductors & semiconductor equipment, Taiwan Semiconductor (+37%) and ASML Holding (+28%) boosted the fund. Tencent Holdings, within the media & entertainment group, gained roughly 50%. Lastly, HSBC (+48%), from the banks category, also helped. In contrast, the biggest individual detractor was Roche Holding (-21%), from the pharmaceuticals, biotechnology & life sciences category. Also in pharmaceuticals, biotechnology & life sciences, CSL (-17%) hurt. Adyen (-53%), a stock in the financial services category, detracted. Another notable detractor was Nutrien (-35%), a stock in the materials industry. Lastly, in consumer services, Meituan returned roughly -12% and detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary October 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	1.8
Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	1.4
Nestle SA (Reg. S) (United States of America, Food Products)	1.3
Tencent Holdings Ltd. (China, Interactive Media & Services)	1.1
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	1.1
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	1.0
Shell PLC (London) (Netherlands, Oil, Gas & Consumable Fuels)	0.9
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	0.9
AstraZeneca PLC (United Kingdom) (United Kingdom, Pharmaceuticals)	0.9
Novartis AG (Switzerland, Pharmaceuticals)	0.8
11.2

Market Sectors (% of Fund's net assets)

Financials	22.1
Industrials	12.3
Consumer Discretionary	11.6
Information Technology	10.7
Health Care	9.2
Consumer Staples	8.2
Materials	7.0
Energy	6.3
Communication Services	5.3
Utilities	2.5
Real Estate	1.5

Asset Allocation (% of Fund's net assets)

Futures - 4.1%

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Schedule of Investments October 31, 2023
Showing Percentage of Net Assets
Common Stocks - 94.9%
	Shares	Value ($)
Australia - 4.7%
Ampol Ltd.	367,835	7,458,868
ANZ Group Holdings Ltd.	4,735,903	74,680,352
APA Group unit	1,961,739	10,283,320
Aristocrat Leisure Ltd.	935,993	23,006,809
ASX Ltd.	301,487	10,771,403
Aurizon Holdings Ltd.	2,858,154	6,225,385
BHP Group Ltd.	7,997,144	226,378,968
BlueScope Steel Ltd.	708,506	8,493,188
Brambles Ltd.	2,201,008	18,369,074
Cochlear Ltd.	104,633	16,037,533
Coles Group Ltd.	2,129,193	20,665,288
Commonwealth Bank of Australia	2,641,251	162,478,945
Computershare Ltd.	916,575	14,465,345
DEXUS Property Group unit	1,670,419	6,899,147
EBOS Group Ltd.	238,750	4,873,896
Endeavour Group Ltd.	2,226,260	6,993,678
Flutter Entertainment PLC (a)	76,515	12,001,670
Flutter Entertainment PLC (Ireland) (a)	202,601	31,716,355
Fortescue Metals Group Ltd.	2,681,026	38,139,819
Glencore PLC	16,634,105	88,108,042
Goodman Group unit	2,690,236	35,596,959
IDP Education Ltd.	390,409	5,394,035
IGO Ltd.	1,062,096	6,431,388
Insurance Australia Group Ltd.	3,897,067	14,058,818
Lendlease Group unit	1,070,903	4,241,305
Macquarie Group Ltd.	580,624	59,682,327
Medibank Private Ltd.	4,284,628	9,350,253
Mineral Resources Ltd.	272,564	10,045,957
Mirvac Group unit	6,126,261	7,108,018
National Australia Bank Ltd.	4,954,919	88,763,685
Northern Star Resources Ltd.	1,832,419	13,418,409
Orica Ltd.	713,354	6,665,527
Origin Energy Ltd.	2,734,757	15,863,925
Pilbara Minerals Ltd. (b)	4,289,208	10,075,340
Qantas Airways Ltd. (a)	1,329,899	4,166,449
QBE Insurance Group Ltd.	2,369,936	23,500,539
Ramsay Health Care Ltd.	287,190	8,892,581
REA Group Ltd.	82,384	7,563,240
Reece Ltd.	340,434	3,795,743
Rio Tinto Ltd.	587,061	43,852,340
Rio Tinto PLC	1,777,061	113,377,417
Santos Ltd.	5,061,780	24,698,748
Scentre Group unit	8,497,599	13,164,422
SEEK Ltd.	554,317	7,312,932
Sonic Healthcare Ltd.	729,700	13,361,586
South32 Ltd.	7,276,662	15,567,576
Stockland Corp. Ltd. unit	3,711,762	8,377,231
Suncorp Group Ltd.	2,017,635	17,173,398
Telstra Group Ltd.	6,431,708	15,596,121
The GPT Group	2,971,635	6,858,026
The Lottery Corp. Ltd.	3,463,948	9,998,928
Transurban Group unit	4,899,899	36,888,858
Treasury Wine Estates Ltd.	1,128,376	8,661,002
Vicinity Centres unit	6,024,241	6,525,047
Washington H. Soul Pattinson & Co. Ltd.	362,549	7,723,697
Wesfarmers Ltd.	1,798,098	57,851,700
Westpac Banking Corp.	5,538,925	72,735,958
WiseTech Global Ltd.	266,207	9,911,226
Woodside Energy Group Ltd.	2,996,925	65,272,434
Woolworths Group Ltd.	1,927,755	43,152,353
TOTAL AUSTRALIA		1,720,722,583
Austria - 0.2%
Erste Group Bank AG	545,712	19,487,853
Mondi PLC	554,249	8,952,967
Mondi PLC	232,421	3,755,898
OMV AG	235,082	10,287,897
Verbund AG	105,897	9,188,068
Voestalpine AG	178,192	4,442,119
TOTAL AUSTRIA		56,114,802
Belgium - 0.5%
Ageas	258,340	9,911,655
Anheuser-Busch InBev SA NV	1,370,117	77,956,970
D'ieteren Group	32,910	4,878,572
Elia Group SA/NV	45,741	4,338,930
Groupe Bruxelles Lambert SA	147,924	10,799,768
KBC Group NV	396,715	21,785,759
Lotus Bakeries SA	632	4,681,034
Sofina SA	23,543	4,459,042
Solvay SA Class A	119,084	12,567,517
UCB SA	202,529	14,799,277
Umicore SA	324,453	7,719,660
Warehouses de Pauw	255,746	6,310,505
TOTAL BELGIUM		180,208,689
Brazil - 1.1%
Ambev SA	7,056,530	17,999,103
Atacadao SA	979,900	1,743,383
B3 SA - Brasil Bolsa Balcao	9,270,475	20,410,031
Banco Bradesco SA	1,424,338	3,472,031
Banco BTG Pactual SA unit	1,877,000	11,019,824
Banco do Brasil SA	1,359,800	13,040,379
Banco Santander SA (Brasil) unit	577,500	3,083,513
BB Seguridade Participacoes SA	1,085,900	6,625,137
CCR SA	1,564,900	3,718,451
Centrais Eletricas Brasileiras SA (Electrobras)	1,856,130	12,826,413
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP)	532,700	6,167,243
Companhia Siderurgica Nacional SA (CSN)	1,027,900	2,397,601
Cosan SA	1,873,932	5,854,005
CPFL Energia SA (a)	360,800	2,393,048
Energisa SA unit	336,500	3,110,877
Eneva SA (a)	1,419,300	3,045,932
ENGIE Brasil Energia SA	335,950	2,618,701
Equatorial Energia SA	1,609,616	10,088,534
Hapvida Participacoes e Investimentos SA (a)(c)	8,205,444	6,005,472
Hypera SA (a)	635,100	3,815,576
Itausa-Investimentos Itau SA	118,810	202,190
Klabin SA unit	1,181,700	5,015,794
Localiza Rent a Car SA	1,443,562	14,565,181
Localiza Rent a Car SA rights 11/10/23 (a)	10,585	14,696
Lojas Renner SA (a)	1,495,209	3,635,893
Magazine Luiza SA (a)	4,709,132	1,242,256
Natura & Co. Holding SA	1,396,419	3,531,381
Petroleo Brasileiro SA - Petrobras (ON)	4,731,911	35,514,556
Prio SA (a)	1,274,300	12,056,153
Raia Drogasil SA	2,087,744	10,683,551
Rede D'Oregon Sao Luiz SA (c)	890,711	3,819,541
Rumo SA	2,014,500	8,914,265
Sendas Distribuidora SA	2,097,900	4,552,194
Suzano Papel e Celulose SA	1,262,395	12,912,522
Telefonica Brasil SA	646,840	5,804,144
TIM SA	1,322,403	3,978,947
Totvs SA	811,100	4,071,789
Ultrapar Participacoes SA	1,113,100	4,514,880
Vale SA	5,336,247	73,030,405
Vale SA sponsored ADR	43,641	598,318
Vibra Energia SA (a)	1,809,350	7,102,105
Weg SA	2,662,632	17,433,130
Wheaton Precious Metals Corp.	717,998	30,324,963
Yara International ASA	264,220	8,633,133
TOTAL BRAZIL		411,587,241
Burkina Faso - 0.0%
Endeavour Mining PLC	286,993	5,930,036
Canada - 7.0%
Agnico Eagle Mines Ltd. (Canada)	778,498	36,512,356
Air Canada (a)	272,819	3,291,337
Algonquin Power & Utilities Corp. (b)	1,037,479	5,221,996
Alimentation Couche-Tard, Inc. Class A (multi-vtg.)	1,234,303	67,191,299
AltaGas Ltd. (b)	437,893	8,134,216
ARC Resources Ltd. (b)	970,527	15,613,815
Bank of Montreal (b)	1,119,872	84,623,318
Bank of Nova Scotia	1,876,191	75,967,640
Barrick Gold Corp. (Canada)	2,777,298	44,360,664
BCE, Inc. (b)	113,478	4,212,618
Brookfield Asset Management Ltd. Class A (b)	559,205	16,029,132
Brookfield Corp. (Canada) Class A (b)	2,226,336	64,859,545
CAE, Inc. (a)	495,075	10,338,830
Cameco Corp.	686,993	28,103,921
Canadian Apartment Properties (REIT) unit (b)	134,176	3,949,569
Canadian Imperial Bank of Commerce (b)	1,426,460	50,310,552
Canadian National Railway Co.	888,559	94,017,135
Canadian Natural Resources Ltd.	1,749,499	111,094,921
Canadian Pacific Kansas City Ltd.	1,470,651	104,417,016
Canadian Tire Ltd. Class A (non-vtg.) (b)	83,369	8,041,419
Canadian Utilities Ltd. Class A (non-vtg.) (b)	211,154	4,467,466
CCL Industries, Inc. Class B	239,623	9,368,927
Cenovus Energy, Inc. (Canada)	2,263,060	43,115,230
CGI, Inc. Class A (sub. vtg.) (a)	335,434	32,383,562
Constellation Software, Inc.	31,835	63,819,447
Constellation Software, Inc. warrants 8/22/28 (a)(d)	30,824	2
Descartes Systems Group, Inc. (Canada) (a)	131,736	9,521,471
Dollarama, Inc.	450,522	30,765,771
Element Fleet Management Corp.	605,817	8,195,512
Emera, Inc. (b)	426,023	13,953,463
Empire Co. Ltd. Class A (non-vtg.) (b)	241,818	6,626,345
Enbridge, Inc. (b)	3,355,213	107,521,663
Fairfax Financial Holdings Ltd. (sub. vtg.)	34,369	28,601,303
FirstService Corp. (b)	62,611	8,859,677
Fortis, Inc. (b)	774,126	30,736,166
Franco-Nevada Corp.	303,592	36,932,375
George Weston Ltd.	97,327	10,557,005
GFL Environmental, Inc.	360,771	10,393,223
Gildan Activewear, Inc.	276,623	7,857,350
Great-West Lifeco, Inc.	429,608	11,902,318
Hydro One Ltd. (c)	515,070	13,356,349
iA Financial Corp., Inc.	158,864	9,243,725
IGM Financial, Inc.	128,213	2,886,468
Imperial Oil Ltd.	323,297	18,424,490
Intact Financial Corp.	276,365	38,829,606
Ivanhoe Mines Ltd. (a)	948,048	6,986,876
Keyera Corp. (b)	355,510	8,267,674
Kinross Gold Corp.	1,910,082	9,972,233
Loblaw Companies Ltd.	252,691	20,667,181
Magna International, Inc. Class A (sub. vtg.) (b)	431,019	20,712,534
Manulife Financial Corp.	2,896,814	50,426,602
Metro, Inc.	364,215	18,500,310
National Bank of Canada (b)	534,598	33,238,175
Northland Power, Inc. (b)	392,387	5,514,781
Nutrien Ltd.	785,125	42,167,738
Nuvei Corp. (Canada) (c)	99,114	1,380,127
Onex Corp. (sub. vtg.)	106,298	5,957,440
Open Text Corp.	431,225	14,397,489
Pan American Silver Corp.	567,139	8,285,730
Parkland Corp.	216,537	6,553,494
Pembina Pipeline Corp.	869,964	26,774,879
Power Corp. of Canada (sub. vtg.)	913,704	22,013,233
Quebecor, Inc. Class B (sub. vtg.)	238,592	4,922,385
RB Global, Inc.	289,734	18,948,604
Restaurant Brands International, Inc.	365,684	24,563,522
Restaurant Brands International, Inc. (b)	101,678	6,832,762
RioCan (REIT) (b)	230,419	2,799,755
Rogers Communications, Inc. Class B (non-vtg.)	568,454	21,061,595
Royal Bank of Canada	2,179,035	174,039,961
Saputo, Inc.	394,638	7,968,173
Shopify, Inc. Class A (a)	1,895,459	89,514,051
Stantec, Inc.	171,678	10,504,329
Sun Life Financial, Inc.	922,876	42,152,490
Suncor Energy, Inc.	2,085,187	67,528,933
TC Energy Corp. (b)	1,609,096	55,417,649
Teck Resources Ltd. Class B (sub. vtg.)	720,944	25,474,134
TELUS Corp.	732,318	11,807,918
TFI International, Inc. (Canada)	122,840	13,589,244
The Toronto-Dominion Bank	2,899,516	161,958,903
Thomson Reuters Corp.	250,781	30,039,468
TMX Group Ltd.	431,909	8,994,795
Toromont Industries Ltd.	129,207	9,727,212
Tourmaline Oil Corp. (b)	511,572	27,051,433
West Fraser Timber Co. Ltd.	87,896	5,931,990
WSP Global, Inc.	197,281	25,819,022
TOTAL CANADA		2,543,075,037
Chile - 0.1%
Antofagasta PLC	629,181	10,285,727
Banco de Chile	70,722,820	7,265,881
Banco de Credito e Inversiones	118,875	2,842,374
Banco Santander Chile	102,578,930	4,472,212
Cencosud SA	1,990,714	3,225,179
Compania Cervecerias Unidas SA	202,876	1,153,333
Compania Sud Americana de Vapores SA	22,914,615	1,272,465
Empresas CMPC SA	1,739,217	3,109,215
Empresas COPEC SA	596,614	3,949,651
Enel Americas SA (a)	33,437,585	3,437,160
Enel Chile SA	42,818,828	2,535,640
Falabella SA	1,382,822	2,815,858
Lundin Mining Corp.	1,020,777	6,374,566
TOTAL CHILE		52,739,261
China - 8.4%
360 Security Technology, Inc. (A Shares) (a)	657,300	807,818
37 Interactive Entertainment Network Technology Group Co. Ltd. (A Shares)	202,700	573,476
3Peak, Inc. (A Shares)	11,096	244,366
3SBio, Inc. (c)	3,003,500	2,672,040
AAC Technology Holdings, Inc.	1,112,500	2,002,541
Accelink Technologies Co. Ltd. (A Shares)	73,700	271,633
Advanced Micro-Fabrication Equipment, Inc., China (A Shares)	57,519	1,347,523
AECC Aero-Engine Control Co. Ltd. (A Shares)	120,600	342,432
AECC Aviation Power Co. Ltd.	245,852	1,189,054
Agricultural Bank of China Ltd.:
(A Shares)	7,458,100	3,660,711
(H Shares)	47,006,000	17,361,980
Aier Eye Hospital Group Co. Ltd. (A Shares)	869,901	2,175,339
AIMA Technology Group Co. Ltd.	76,600	294,240
Air China Ltd.:
(A Shares) (a)	1,533,400	1,681,959
(H Shares) (a)	2,076,000	1,412,320
Airtac International Group	217,456	7,143,924
Akeso, Inc. (a)(c)	784,000	4,402,596
Alibaba Group Holding Ltd. (a)	25,951,424	267,171,962
Alibaba Health Information Technology Ltd. (a)	8,384,000	4,938,838
Aluminum Corp. of China Ltd.:
(A shares)	950,100	805,301
(H Shares)	7,112,000	3,804,426
Amlogic Shanghai Co. Ltd. (A Shares) (a)	38,668	317,759
Angel Yeast Co. Ltd. (A Shares)	74,000	353,893
Anhui Conch Cement Co. Ltd.:
(A Shares)	254,100	840,498
(H Shares)	2,144,500	5,337,006
Anhui Gujing Distillery Co. Ltd.:
(A Shares)	34,000	1,296,088
(B Shares)	177,200	2,761,916
Anhui Honglu Steel Construction Group Co. Ltd.	62,200	213,712
Anhui Jianghuai Automobile Group Corp. Ltd. (A Shares) (a)	186,200	461,545
Anhui Kouzi Distillery Co. Ltd. (A Shares)	54,900	376,842
Anhui Yingjia Distillery Co. Ltd. (A Shares)	61,600	645,981
Anjoy Foods Group Co. Ltd. (A Shares)	26,600	469,912
Anker Innovations Technology Co. Ltd. (A Shares)	30,600	392,029
Anta Sports Products Ltd.	2,026,800	22,922,076
Apeloa Pharmaceutical Co. Ltd. A Shares	106,500	251,062
Asia - Potash International Investment Guangzhou Co. Ltd. (A Shares) (a)	86,700	338,053
ASR Microelectronics Co. Ltd. (A Shares)	38,473	342,931
Asymchem Laboratories Tianjin Co. Ltd. (A Shares)	31,900	658,436
Autobio Diagnostics Co. Ltd.	54,700	332,424
Autohome, Inc. ADR Class A	115,036	3,077,213
Avary Holding Shenzhen Co. Ltd. (A Shares)	178,500	523,171
AVIC Capital Co. Ltd. (A Shares)	752,300	342,644
AviChina Industry & Technology Co. Ltd. (H Shares)	3,941,000	1,786,128
Avicopter PLC (A Shares)	52,300	271,527
BAIC BluePark New Energy Technology Co. Ltd. (A Shares) (a)	457,600	428,955
Baidu, Inc. Class A (a)	3,570,348	46,874,417
Bank of Beijing Co. Ltd. (A Shares)	1,844,300	1,150,176
Bank of Changsha Co. Ltd. (A Shares)	484,900	487,192
Bank of Chengdu Co. Ltd. (A Shares)	328,400	555,139
Bank of China Ltd.:
(A Shares)	5,504,400	2,934,653
(H Shares)	122,138,024	42,667,136
Bank of Communications Co. Ltd.:
(A Shares)	2,985,400	2,297,643
(H Shares)	15,025,200	8,887,495
Bank of Hangzhou Co. Ltd. (A Shares)	550,431	805,236
Bank of Jiangsu Co. Ltd. (A Shares)	1,259,460	1,188,431
Bank of Nanjing Co. Ltd. (A Shares)	834,000	894,064
Bank of Ningbo Co. Ltd. (A Shares)	607,510	2,075,107
Bank of Shanghai Co. Ltd. (A Shares)	1,095,700	909,413
Bank of Suzhou Co. Ltd.	294,400	252,811
Baoshan Iron & Steel Co. Ltd. (A Shares)	2,034,600	1,740,834
BeiGene Ltd. (a)	1,101,718	15,816,132
Beijing Capital International Airport Co. Ltd. (H Shares) (a)	2,942,000	1,083,649
Beijing Dabeinong Technology Group Co. Ltd. (A Shares) (a)	358,400	345,488
Beijing E-Hualu Information Technology Co. Ltd. (A Shares) (a)	59,900	237,630
Beijing Easpring Material Technology Co. Ltd. (A Shares)	44,400	267,769
Beijing Enlight Media Co. Ltd. (A Shares)	279,600	299,050
Beijing Enterprises Holdings Ltd.	770,500	2,567,199
Beijing Enterprises Water Group Ltd.	6,182,000	1,304,435
Beijing Kingsoft Office Software, Inc. (A Shares)	42,806	1,684,043
Beijing New Building Materials PLC (A Shares)	145,400	486,241
Beijing Oriental Yuhong Waterproof Technology Co. Ltd. (A Shares)	105,900	360,589
Beijing Roborock Technology Co. Ltd. (A Shares)	12,212	527,996
Beijing Shiji Information Technology Co. Ltd. (A Shares)	206,037	297,247
Beijing Tiantan Biological Products Corp. Ltd. (A Shares)	154,400	609,281
Beijing Tongrentang Co. Ltd. (A Shares)	127,500	894,923
Beijing United Information Technology Co. Ltd. (A Shares)	63,916	329,100
Beijing Wantai Biological Pharmacy Enterprise Co. Ltd. (A Shares)	78,899	473,249
Beijing Yanjing Brewery Co. Ltd. (A Shares)	257,300	365,839
Beijing-Shanghai High Speed Railway Co. Ltd. (A Shares)	2,965,300	2,027,386
Beiqi Foton Motor Co. Ltd. (A Shares) (a)	677,200	280,746
Bethel Automotive Safety Systems Co. Ltd. (A Shares)	37,800	391,248
Betta Pharmaceuticals Co. Ltd. (A Shares)	38,200	317,786
BGI Genomics Co. Ltd.	38,600	259,748
Bilibili, Inc. Class Z (a)	304,244	4,082,264
Bloomage Biotechnology Corp. Ltd. (A Shares)	45,651	477,265
BOC Aviation Ltd. Class A (c)	308,600	1,897,917
BOC Hong Kong (Holdings) Ltd.	5,905,951	15,618,526
BOC International China Co. Ltd.	243,200	362,518
BOE Technology Group Co. Ltd. (A Shares)	3,560,100	1,908,598
Bosideng International Holdings Ltd.	6,154,000	2,429,781
BTG Hotels Group Co. Ltd. (a)	106,500	243,184
Budweiser Brewing Co. APAC Ltd. (c)	2,690,858	5,113,563
By-Health Co. Ltd. (A Shares)	155,500	389,411
BYD Co. Ltd.:
(A Shares)	356,120	11,622,549
(H Shares)	1,481,000	45,037,401
BYD Electronic International Co. Ltd.	1,224,000	5,109,607
C&D International Investment Group Ltd.	1,134,327	2,551,975
Caitong Securities Co. Ltd.	377,560	409,960
Cambricon Technologies Corp. Ltd. (A Shares) (a)	38,724	571,660
Canmax Technologies Co. Ltd. (A Shares)	75,090	279,327
CECEP Solar Energy Co. Ltd. (A Shares)	320,700	251,680
CECEP Wind-Power Corp. (A Shares)	598,130	259,288
CETC Cyberspace Security Technology Co. Ltd. (A Shares)	79,100	238,517
CGN Power Co. Ltd. (H Shares) (c)	17,789,000	4,274,833
Changchun High & New Technology Industry Group, Inc. (A Shares)	37,500	798,305
Changjiang Securities Co. Ltd. (A Shares)	441,300	343,295
Changzhou Xingyu Automotive Lighting Systems Co. Ltd. (A Shares)	26,200	523,925
Chaozhou Three-Circle Group Co. (A Shares)	177,300	748,814
Chengxin Lithium Group Co. Ltd. (A Shares)	81,500	261,798
Chifeng Jilong Gold Mining Co. Ltd. (A Shares) (a)	156,200	314,470
China Baoan Group Co. Ltd. (A Shares)	225,800	319,029
China Cinda Asset Management Co. Ltd. (H Shares)	14,061,000	1,367,334
China CITIC Bank Corp. Ltd.:
(A Shares)	341,500	251,183
(H Shares)	13,112,293	5,849,502
China Coal Energy Co. Ltd. (H Shares)	3,121,000	2,451,442
China Communications Services Corp. Ltd. (H Shares)	3,686,000	1,507,671
China Conch Venture Holdings Ltd.	2,194,000	1,817,013
China Construction Bank Corp.:
(A Shares)	4,294,800	3,680,540
(H Shares)	146,510,649	82,860,284
China CSSC Holdings Ltd. (A Shares)	414,000	1,465,082
China Eastern Airlines Corp. Ltd. (A Shares) (a)	1,486,100	885,789
China Energy Engineering Corp. Ltd. (A Shares)	2,723,900	811,966
China Everbright Bank Co. Ltd.:
(A Shares)	4,728,400	1,919,464
(H Shares)	4,326,000	1,233,977
China Everbright International Ltd.	5,881,629	2,007,850
China Feihe Ltd. (c)	6,028,000	3,745,631
China Film Co. Ltd. (A Shares) (a)	166,500	272,077
China Galaxy Securities Co. Ltd.:
(A Shares)	32,200	53,403
(H Shares)	6,768,500	3,464,175
China Gas Holdings Ltd.	4,284,800	3,852,065
China Great Wall Securities Co. Ltd. (A Shares)	318,100	363,464
China Greatwall Technology Group Co. Ltd. (A Shares)	293,400	440,987
China Hongqiao Group Ltd.	3,771,500	3,530,932
China Huishan Dairy Holdings Co. Ltd. (a)(d)	958,000	1
China International Capital Corp. Ltd.	195,900	987,054
China International Capital Corp. Ltd. (H Shares) (c)	2,315,200	3,687,549
China Jinmao Holdings Group Ltd.	9,446,127	1,158,632
China Jushi Co. Ltd. (A Shares)	360,740	571,038
China Life Insurance Co. Ltd.:
(A Shares)	359,300	1,650,452
(H Shares)	11,513,000	15,593,194
China Literature Ltd. (a)(c)	628,800	2,117,473
China Longyuan Power Grid Corp. Ltd. (H Shares)	5,219,000	4,418,030
China Medical System Holdings Ltd.	2,157,000	3,449,256
China Meheco Co. Ltd. (A Shares)	128,420	209,892
China Meidong Auto Holding Ltd. (b)	1,066,000	571,687
China Mengniu Dairy Co. Ltd.	5,088,000	16,613,017
China Merchants Bank Co. Ltd.:
(A Shares)	1,090,000	4,586,800
(H Shares)	7,213,191	27,361,759
China Merchants Energy Shipping Co. Ltd. (A Shares)	712,100	626,149
China Merchants Holdings International Co. Ltd.	2,361,836	3,006,463
China Merchants Securities Co. Ltd. (A Shares)	636,600	1,230,891
China Merchants Shekou Industrial Zone Holdings Co. Ltd. (A Shares)	711,900	1,074,040
China Minmetals Rare Earth Co. Ltd. (A Shares)	90,600	371,556
China Minsheng Banking Corp. Ltd.:
(A Shares)	2,506,500	1,274,697
(H Shares)	11,487,332	3,819,088
China National Building Materials Co. Ltd. (H Shares)	6,136,000	2,920,711
China National Chemical Engineering Co. Ltd. (A Shares)	525,500	503,055
China National Medicines Corp. Ltd. (A Shares)	70,900	279,046
China National Nuclear Power Co. Ltd. (A Shares)	1,706,400	1,731,259
China National Software & Service Co. Ltd. (A Shares)	77,090	362,468
China Northern Rare Earth Group High-Tech Co. Ltd.	335,200	957,943
China Oilfield Services Ltd. (H Shares)	2,776,000	3,282,120
China Overseas Land and Investment Ltd.	6,185,000	11,671,773
China Overseas Property Holdings Ltd.	2,055,000	1,784,730
China Pacific Insurance (Group) Co. Ltd.	392,900	1,489,903
China Pacific Insurance (Group) Co. Ltd. (H Shares)	4,793,400	11,807,918
China Petroleum & Chemical Corp.:
(A Shares)	3,523,200	2,631,068
(H Shares)	38,381,800	19,629,904
China Power International Development Ltd.	8,331,699	3,237,995
China Railway Group Ltd.:
(A Shares)	2,481,900	2,052,789
(H Shares)	5,467,000	2,580,229
China Railway Signal & Communications Corp. (A Shares)	659,588	423,518
China Resource Gas Group Ltd.	1,450,600	4,288,157
China Resources Beer Holdings Co. Ltd.	2,622,989	13,879,985
China Resources Cement Holdings Ltd.	3,730,000	959,090
China Resources Land Ltd.	5,136,465	19,226,345
China Resources Microelectronics Ltd. (A Shares)	122,447	890,539
China Resources Mixc Lifestyle Services Ltd. (c)	1,063,000	4,147,208
China Resources Pharmaceutical Group Ltd. (c)	2,423,000	1,505,159
China Resources Power Holdings Co. Ltd.	3,043,780	5,898,516
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd. (A Shares)	91,100	536,991
China Ruyi Holdings Ltd. (a)(b)	8,920,000	2,054,068
China Shenhua Energy Co. Ltd.:
(A Shares)	277,000	1,147,337
(H Shares)	5,836,000	17,887,178
China Southern Airlines Ltd.:
(A Shares) (a)	1,742,200	1,471,039
(H Shares) (a)	1,968,000	931,235
China State Construction Engineering Corp. Ltd. (A Shares)	3,805,240	2,693,667
China State Construction International Holdings Ltd.	3,181,750	3,408,100
China Taiping Insurance Group Ltd.	2,236,065	2,065,624
China Three Gorges Renewables Group Co. Ltd. (A Shares)	2,556,300	1,677,814
China Tourism Group Duty Free Corp. Ltd.:
(A Shares)	269,900	3,491,560
(H Shares) (c)	36,000	406,556
China Tower Corp. Ltd. (H Shares) (c)	68,928,000	6,427,596
China Traditional Chinese Medicine Holdings Co. Ltd.	4,638,000	2,285,357
China United Network Communications Ltd. (A Shares)	2,935,500	1,789,389
China Vanke Co. Ltd.:
(A Shares)	699,700	1,082,512
(H Shares)	3,846,300	3,598,431
China XD Electric Co. Ltd. (A Shares)	443,800	280,497
China Yangtze Power Co. Ltd. (A Shares)	2,262,200	6,980,196
China Zhenhua (Group) Science & Technology Co. Ltd. (A Shares)	48,900	447,451
China Zheshang Bank Co. Ltd.	2,006,420	699,754
ChinaSoft International Ltd.	4,226,000	3,066,039
Chongqing Brewery Co. Ltd. (A Shares)	45,300	486,141
Chongqing Changan Automobile Co. Ltd. (A Shares)	751,464	1,555,462
Chongqing Fuling Zhacai Group Co. Ltd. Group (A Shares)	95,210	201,096
Chongqing Rural Commercial Bank Co. Ltd.:
(A Shares)	300,900	174,842
(H Shares)	900,000	340,723
Chongqing Taiji Industry Group Co. Ltd. (A Shares) (a)	50,800	291,507
Chongqing Zhifei Biological Products Co. Ltd. (A Shares)	224,500	1,924,555
Chow Tai Fook Jewellery Group Ltd.	3,083,000	4,353,580
CITIC Pacific Ltd.	9,028,000	7,673,247
CITIC Securities Co. Ltd.:
(A Shares)	459,005	1,362,784
(H Shares)	4,077,775	7,934,769
Cmoc Group Ltd.:
(A Shares)	384,300	291,445
(H Shares)	7,665,000	4,571,492
CNGR Advanced Material Co. Ltd.	62,300	463,525
CNNC Hua Yuan Titanium Dioxide Co. Ltd. (A Shares)	352,875	229,806
CNPC Capital Co. Ltd. (A Shares)	577,000	468,152
Contemporary Amperex Technology Co. Ltd.	429,560	10,909,688
COSCO Shipping Development Co. Ltd. (A Shares)	962,000	302,435
COSCO Shipping Energy Transportation Co. Ltd.:
(A Shares)	1,552,366	3,059,745
(H Shares)	218,000	231,196
COSCO SHIPPING Holdings Co. Ltd.:
(A Shares) (a)	706,470	944,192
(H Shares)	5,756,600	5,854,677
Cosco Shipping Ports Ltd.	2,398,345	1,446,903
Country Garden Holdings Co. Ltd. (a)(b)	19,233,866	1,719,945
Country Garden Services Holdings Co. Ltd. (b)	3,408,000	2,976,913
CRRC Corp. Ltd.:
(A Shares)	5,254,900	3,838,791
(H Shares)	2,615,000	1,089,472
CSC Financial Co. Ltd. (A Shares)	392,500	1,298,265
CSPC Pharmaceutical Group Ltd.	13,932,800	12,169,880
Dajin Heavy Industry Co. Ltd.	57,700	218,602
Daqin Railway Co. Ltd. (A Shares)	1,331,400	1,312,515
Daqo New Energy Corp. ADR (a)	92,340	2,350,976
DaShenLin Pharmaceutical Group Co. Ltd.	99,956	325,424
Datang International Power Generation Co. Ltd. (A Shares)	873,300	309,229
DHC Software Co. Ltd. (A Shares)	354,900	305,882
Do-Fluoride New Materials Co. Ltd. (A Shares)	98,000	214,395
Dong-E-E-Jiao Co. Ltd. (A Shares)	58,900	373,730
Dongfang Electric Corp. Ltd. (A Shares)	250,724	510,886
Dongfeng Motor Group Co. Ltd. (H Shares)	4,468,000	1,966,923
Dongxing Securities Co. Ltd. (A Shares)	241,600	264,265
Dongyue Group Co. Ltd.	2,556,000	2,035,981
East Buy Holding Ltd. (a)(b)(c)	630,500	2,572,127
East Money Information Co. Ltd. (A Shares)	1,472,720	3,073,569
Eastroc Beverage Group Co. Ltd.	24,700	648,645
Ecovacs Robotics Co. Ltd. Class A	52,100	307,624
ENN Energy Holdings Ltd.	1,229,800	9,315,916
ENN Natural Gas Co. Ltd. (A Shares)	235,000	554,719
Eoptolink Technology, Inc. Ltd. (A Shares)	65,600	282,970
ESR Group Ltd. (c)	3,396,591	4,364,265
Eve Energy Co. Ltd. (A shares)	189,729	1,203,664
Everbright Securities Co. Ltd. (A Shares)	347,100	781,454
Everdisplay Optronics Shanghai Co. Ltd. (A Shares) (a)	1,063,280	380,892
Fangda Carbon New Material Co. Ltd. (A Shares) (a)	306,487	247,248
Far East Horizon Ltd.	2,075,000	1,460,046
Farasis Energy Gan Zhou Co. Ltd. (A Shares) (a)	109,850	264,626
FAW Jiefang Group Co. Ltd. (A Shares) (a)	265,700	334,867
First Capital Securities Co. Ltd. (A Shares)	329,900	263,872
Flat Glass Group Co. Ltd. (b)	248,000	445,378
Flat Glass Group Co. Ltd. (A Shares) (a)	466,500	1,647,716
Focus Media Information Technology Co. Ltd. (A Shares)	1,322,940	1,250,807
Foshan Haitian Flavouring & Food Co. Ltd. (A Shares)	427,603	2,201,146
Fosun International Ltd.	3,878,000	2,323,467
Founder Securities Co. Ltd. (A Shares)	773,000	801,316
Foxconn Industrial Internet Co. Ltd. (A Shares)	924,794	1,863,712
Fujian Sunner Development Co. Ltd. A Shares	106,800	262,732
Fuyao Glass Industries Group Co. Ltd.:
(A Shares)	124,600	634,122
(H Shares) (c)	1,062,800	4,845,403
G-bits Network Technology Xiamen Co. Ltd. (A Shares)	7,000	254,725
GalaxyCore, Inc. (A Shares)	156,406	393,844
Ganfeng Lithium Group Co. Ltd.:
(A Shares)	275,160	1,667,460
(H Shares) (c)	483,920	1,738,132
GCL Technology Holdings Ltd.	31,383,000	4,621,703
GD Power Development Co. Ltd. (A Shares)	1,798,400	894,804
GDS Holdings Ltd. Class A (a)	1,470,620	1,873,485
Geely Automobile Holdings Ltd.	9,378,000	10,647,078
GEM Co. Ltd. (A Shares)	462,500	370,673
Gemdale Corp. (A Shares)	395,000	278,811
Genscript Biotech Corp. (a)	1,814,000	5,273,601
GF Securities Co. Ltd.:
(A Shares)	93,000	188,698
(H Shares)	2,263,400	2,946,861
Giant Network Group Co. Ltd. (A Shares)	181,500	293,118
Gigadevice Semiconductor Beijing, Inc. (A Shares)	61,584	902,156
Ginlong Technologies Co. Ltd. (A Shares)	36,450	334,474
GoerTek, Inc. (A Shares)	318,300	785,981
Goldwind Science & Technology Co. Ltd.:
(A Shares)	98,100	117,980
(H Shares)	1,521,964	726,166
Gongniu Group Co. Ltd. (A Shares)	40,735	588,823
GoodWe Technologies Co. Ltd. (A Shares)	15,908	254,139
Gotion High-tech Co. Ltd. (A Shares) (a)	161,100	501,643
Great Wall Motor Co. Ltd.:
(A Shares)	160,400	644,555
(H Shares)	3,799,500	5,311,295
Gree Electric Appliances, Inc. of Zhuhai (A Shares)	252,600	1,171,835
Greenland Holdings Corp. Ltd. (A Shares) (a)	1,105,900	385,483
Greentown China Holdings Ltd.	1,558,500	1,511,965
GRG Banking Equipment Co. Ltd. (A Shares)	216,000	344,758
Guangdong Haid Group Co. Ltd. (A Shares)	151,300	931,560
Guangdong HEC Technology Holding Co. Ltd. (A Shares) (a)	278,700	271,162
Guangdong Investment Ltd.	4,610,000	3,145,781
Guanghui Energy Co. Ltd. (A Shares)	564,800	579,942
Guangzhou Automobile Group Co. Ltd.	400,600	549,119
Guangzhou Automobile Group Co. Ltd. (H Shares)	5,097,526	2,388,181
Guangzhou Baiyun International Airport Co. Ltd. (A Shares) (a)	216,200	313,045
Guangzhou Baiyunshan Pharma Health (A Shares)	128,200	522,414
Guangzhou Great Power Energy & Technology Co. Ltd. (A Shares)	41,700	175,841
Guangzhou Haige Communications Group (A Shares)	195,700	310,838
Guangzhou Kingmed Diagnostics Group Co. Ltd. (A Shares)	42,400	358,898
Guangzhou Shiyuan Electronic Technology Co. Ltd. (A Shares)	65,000	373,444
Guangzhou Tinci Materials Technology Co. Ltd. (A Shares)	178,940	680,944
Guangzhou Yuexiu Financial Holdings Group Co. Ltd. (A Shares)	383,716	344,322
Guolian Securities Co. Ltd. (a)	235,800	346,766
Guosen Securities Co. Ltd. (A Shares)	582,400	765,156
Guotai Junan Securities Co. Ltd. (A Shares)	675,400	1,364,404
Guoyuan Securities Co. Ltd. (A Shares)	410,900	388,943
H World Group Ltd. ADR (a)	331,533	12,485,533
Haidilao International Holding Ltd. (c)	2,594,000	6,494,873
Haier Smart Home Co. Ltd.	3,977,400	11,344,854
Haier Smart Home Co. Ltd. (A Shares)	534,800	1,625,254
Hainan Airlines Co. Ltd. (A Shares) (a)	3,934,900	785,560
Hainan Airport Infrastructure Co. Ltd. (A Shares) (a)	1,031,900	537,622
Haitian International Holdings Ltd.	984,000	2,347,415
Haitong Securities Co. Ltd.:
(A Shares)	143,300	191,431
(H Shares)	5,935,600	3,408,140
Hanergy Mobile Energy Holding (a)(d)	1,902,000	2
Hangzhou Binjiang Real Estate Group Co. Ltd. (A Shares)	281,000	321,681
Hangzhou Chang Chuan Technology Co. Ltd.	56,600	316,132
Hangzhou First Applied Material Co. Ltd. (A Shares)	173,500	606,327
Hangzhou GreatStar Industrial Co. Ltd. (A Shares) (a)	106,700	289,141
Hangzhou Lion Electronics Co. Ltd. (A Shares)	62,500	274,996
Hangzhou Oxygen Plant Group Co. Ltd. (A Shares)	90,700	409,425
Hangzhou Robam Appliances Co. Ltd. (A Shares)	82,800	261,280
Hangzhou Silan Microelectronics Co. Ltd. (A Shares)	130,600	433,729
Hangzhou Tigermed Consulting Co. Ltd. (A Shares)	60,807	554,880
Hansoh Pharmaceutical Group Co. Ltd. (c)	1,840,000	3,461,948
Haohua Chemical Science & Technology Co. Ltd. (A Shares)	70,800	297,652
Hebei Hengshui Laobaigan Liquor Co. Ltd.	86,800	282,348
Hebei Yangyuan Zhihui Beverage Co. Ltd. (A Shares)	115,500	393,060
Heilongjiang Agriculture Co. Ltd. (A Shares)	147,900	257,590
Henan Shenhuo Coal & Power Co. Ltd. (A Shares)	201,800	453,718
Henan Shuanghui Investment & Development Co. Ltd. (A Shares)	305,800	1,094,751
Hengan International Group Co. Ltd.	1,022,500	3,424,657
Hengdian Group DMEGC Magnetics Co. Ltd. (A Shares)	152,300	303,303
Hengli Petrochemical Co. Ltd. (A Shares) (a)	651,260	1,304,929
Hengtong Optic-electric Co. Ltd. (A Shares)	243,200	438,587
Hengyi Petrochemical Co. Ltd. (A Shares) (a)	327,310	321,831
Hesteel Co. Ltd. (A Shares)	847,900	259,651
Hisense Electric Co. Ltd.	114,900	365,734
Hithink RoyalFlush Information Network Co. Ltd. (A Shares)	49,900	958,572
Hongfa Technology Co. Ltd. (A Shares)	76,420	303,307
Hoshine Silicon Industry Co. Ltd. (A Shares)	72,800	569,755
Hoymiles Power Electronics, Inc. (A Shares)	7,799	238,885
Hoyuan Green Energy Co. Ltd. (A Shares)	51,917	265,172
Hua Hong Semiconductor Ltd. (a)(c)	929,000	2,287,276
Huadian Power International Corp. Ltd. (A Shares)	776,600	520,910
Huadong Medicine Co. Ltd. (A Shares)	161,960	951,705
Huafon Chemical Co. Ltd. (A Shares)	442,200	438,575
Huagong Tech Co. Ltd. (A Shares)	91,500	353,664
Huaibei Mining Holdings Co. Ltd. (A Shares)	207,400	415,807
Hualan Biological Engineer, Inc. (A Shares)	169,250	543,142
Huaneng Power International, Inc.:
(A Shares) (a)	1,188,400	1,236,499
(H Shares) (a)	5,870,000	2,746,880
Huatai Securities Co. Ltd.:
(A Shares)	319,600	700,574
(H Shares) (c)	2,688,800	3,520,184
HUAXI Securities Co. Ltd.	261,200	283,074
Huaxia Bank Co. Ltd. (A Shares)	1,423,964	1,090,357
Huayu Automotive Systems Co. Ltd. (A Shares)	273,200	655,347
Hubei Feilihua Quartz Glass Co. Ltd. (A Shares)	48,800	264,272
Hubei Jumpcan Pharmaceutical Co. Ltd. (A Shares)	83,400	309,042
Hubei Xingfa Chemicals Group Co. Ltd. (A Shares)	97,700	262,506
Huizhou Desay SV Automotive Co. Ltd.	51,500	884,243
Humanwell Healthcare Group Co. Ltd. (A Shares)	148,700	475,501
Hunan Changyuan Lico Co. Ltd. (A Shares)	177,813	207,316
Hunan Valin Steel Co. Ltd. (A Shares)	600,200	478,283
Hundsun Technologies, Inc. (A Shares)	176,268	750,761
Hygeia Healthcare Holdings Co. (c)	539,000	3,254,519
iFlytek Co. Ltd. (A Shares)	214,000	1,335,131
IMEIK Technology Development Co. Ltd. (A Shares)	20,300	915,414
Industrial & Commercial Bank of China Ltd.:
(A Shares)	11,396,400	7,370,916
(H Shares)	94,948,008	45,503,336
Industrial Bank Co. Ltd. (A Shares)	2,717,000	5,603,411
Industrial Securities Co. Ltd. (A Shares)	838,270	715,370
Ingenic Semiconductor Co. Ltd. (A Shares)	44,600	450,509
Inner Mongoli Yili Industries Co. Ltd. (A Shares)	579,300	2,172,160
Inner Mongolia Baotou Steel Union Co. Ltd. (A Shares) (a)	4,104,600	909,566
Inner Mongolia Dian Tou Energy Corp. Ltd.	172,700	321,334
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd. (A Shares)	731,800	400,269
Inner Mongolia Yitai Coal Co. Ltd. (B Shares) (a)	1,888,130	2,591,402
Inner Mongolia Yuan Xing Energy Co. Ltd. (A Shares)	323,600	301,064
Innovent Biologics, Inc. (a)(c)	1,797,000	10,590,015
Inspur Electronic Information Industry Co. Ltd. (A Shares)	136,034	551,359
iQIYI, Inc. ADR (a)	687,015	3,201,490
iRay Technology Co. Ltd. (A Shares)	9,693	298,694
iSoftStone Information Technology Group Co. Ltd. (A Shares)	85,950	420,374
JA Solar Technology Co. Ltd. (A Shares)	307,936	943,531
Jason Furniture Hangzhou Co. Ltd. (A Shares)	73,430	371,783
JCET Group Co. Ltd. (A Shares)	164,000	692,261
JD Health International, Inc. (a)(c)	1,727,450	7,846,561
JD Logistics, Inc. (a)(c)	3,089,800	3,658,621
JD.com, Inc. Class A	3,722,249	47,321,556
Jiangsu Eastern Shenghong Co. Ltd.	613,400	892,509
Jiangsu Expressway Co. Ltd. (H Shares)	1,866,000	1,696,460
Jiangsu Hengli Hydraulic Co. Ltd.	122,832	945,519
Jiangsu Hengrui Medicine Co. Ltd. (A Shares)	593,366	3,886,209
Jiangsu King's Luck Brewery JSC Ltd. (A Shares)	116,000	927,660
Jiangsu Nhwa Pharmaceutical Co. Ltd. (A Shares)	92,200	331,421
Jiangsu Pacific Quartz Co. Ltd. (A Shares)	33,500	421,235
Jiangsu Phoenix Publishing & Media Corp. Ltd.	230,800	303,210
Jiangsu Yanghe Brewery JSC Ltd. (A Shares)	140,000	2,334,978
Jiangsu Yangnong Chemical Co. Ltd. (A Shares)	37,350	344,895
Jiangsu Yoke Technology Co. Ltd. (A Shares)	43,700	345,110
Jiangsu Yuyue Medical Equipment & Supply Co. Ltd. (A Shares)	93,900	431,888
Jiangsu Zhongtian Technology Co. Ltd. (A Shares)	313,200	599,968
Jiangxi Copper Co. Ltd.:
(A Shares)	16,300	40,862
(H Shares)	2,153,000	3,044,248
Jiangxi Special Electric Motor Co. Ltd. (A Shares) (a)	151,500	248,074
Jinduicheng Molybdenum Co. Ltd. (A Shares)	290,200	398,430
Jinko Solar Co. Ltd. (A Shares)	620,853	805,623
JiuGui Liquor Co. Ltd. (A Shares)	30,400	317,641
Jiumaojiu International Holdings Ltd. (c)	1,519,000	1,652,852
Jizhong Energy Resources Co. Ltd. (A Shares)	312,500	274,353
Joincare Pharmaceutical Group Industry Co. Ltd. (A Shares)	168,000	272,311
Jointown Pharmaceutical Group (A Shares)	348,104	338,821
Jonjee Hi-Tech Industrial & Commercial Holding Co. Ltd. (A Shares) (a)	69,300	318,377
JOYY, Inc. ADR	71,588	2,786,205
Juewei Food Co. Ltd.	57,400	277,203
Juneyao Airlines Co. Ltd. (A shares) (a)	193,500	385,890
Kangmei Pharmaceutical Co. Ltd. rights (a)(d)	10,730	0
Kanzhun Ltd. ADR (a)	340,034	5,032,503
KE Holdings, Inc. ADR	1,047,735	15,412,182
Keda Industrial Group Co. Ltd.	162,400	241,909
Kingboard Chemical Holdings Ltd.	1,019,000	2,481,547
Kingdee International Software Group Co. Ltd. (a)	4,314,000	5,724,111
Kingnet Network Co. Ltd. (A Shares)	195,900	289,072
Kingsoft Corp. Ltd.	1,480,400	5,165,825
Kuaishou Technology Class B (a)(c)	3,692,000	23,775,915
Kuang-Chi Technologies Co. Ltd. (A Shares)	200,400	383,375
Kunlun Energy Co. Ltd.	6,152,000	5,125,255
Kunlun Tech Co. Ltd. (A Shares) (a)	110,100	473,895
Kweichow Moutai Co. Ltd. (A Shares)	122,700	28,264,464
Lb Group Co. Ltd. (A Shares)	214,100	545,012
Lenovo Group Ltd.	11,628,000	13,531,877
Lens Technology Co. Ltd. (A Shares)	455,500	813,897
Lepu Medical Technology Beijing Co. Ltd. (A Shares)	174,300	410,544
Li Auto, Inc. Class A (a)	1,780,018	30,106,564
Li Ning Co. Ltd.	3,792,500	11,621,752
Liaoning Port Co. Ltd. (A Shares)	1,825,800	376,808
Lingyi iTech Guangdong Co. (A Shares)	643,200	534,755
Livzon Pharmaceutical Group, Inc. (A Shares)	54,900	262,820
Longfor Properties Co. Ltd. (c)	3,034,283	4,417,191
LONGi Green Energy Technology Co. Ltd.	705,966	2,330,669
Lufax Holding Ltd. ADR	1,073,530	1,025,006
Luxi Chemical Group Co. Ltd.	167,000	259,268
Luxshare Precision Industry Co. Ltd. (A Shares)	665,082	2,986,950
Luzhou Laojiao Co. Ltd. (A Shares)	137,300	4,022,276
Mango Excellent Media Co. Ltd. (A Shares)	171,894	594,272
Maxscend Microelectronics Co. Ltd. (A Shares)	49,716	1,025,908
Meihua Holdings Group Co. Ltd. (A Shares)	238,200	309,429
Meinian Onehealth Healthcare Holdings Co. Ltd. (A Shares) (a)	348,864	294,161
Meituan Class B (a)(c)	8,025,300	113,758,741
Metallurgical Corp. China Ltd. (A Shares)	1,525,600	690,460
Microport Scientific Corp. (a)	1,307,900	2,060,951
Ming Yang Smart Energy Group Ltd. (A Shares)	205,000	391,961
MINISO Group Holding Ltd. ADR	146,483	3,707,485
Minth Group Ltd.	1,166,000	2,602,778
Montage Technology Co. Ltd. (A Shares)	105,349	794,343
Muyuan Foodstuff Co. Ltd. (A Shares)	505,570	2,607,706
Nanjing King-Friend Biochemical Pharmaceutical Co. Ltd.	161,458	279,281
Nanjing Securities Co. Ltd. (A Shares)	374,100	411,401
NARI Technology Co. Ltd. (A Shares)	739,640	2,284,157
National Silicon Industry Group Co. Ltd. (A Shares) (a)	254,582	631,861
NAURA Technology Group Co. Ltd.	49,400	1,732,889
NavInfo Co. Ltd. (A Shares) (a)	201,200	275,253
NetEase, Inc.	3,062,735	65,547,279
New China Life Insurance Co. Ltd.	69,700	318,594
New China Life Insurance Co. Ltd. (H Shares)	1,607,700	3,526,748
New Hope Liuhe Co. Ltd. (A Shares) (a)	431,900	599,478
New Oriental Education & Technology Group, Inc. (a)	2,398,730	15,639,809
Ninestar Corp. (A Shares)	128,800	432,135
Ningbo Deye Technology Co. Ltd. (A Shares)	39,740	376,052
Ningbo Joyson Electronic Corp. (A shares)	122,900	316,973
Ningbo Orient Wires & Cables Co. Ltd. (A Shares)	63,000	362,801
Ningbo Ronbay New Energy Technology Co. Ltd. (A Shares)	41,708	252,702
Ningbo Shanshan Co. Ltd. (A Shares)	202,700	388,110
Ningbo Tuopu Group Co. Ltd. (A Shares)	102,200	902,912
Ningxia Baofeng Energy Group Co. Ltd.	672,700	1,326,653
NIO, Inc. sponsored ADR (a)(b)	2,198,788	16,051,152
Nongfu Spring Co. Ltd. (H Shares) (c)	2,756,200	15,698,607
North Industries Group Red Arrow Co. Ltd. (A Shares)	125,900	245,527
Offcn Education Technology Co. A Shares (a)	563,600	304,483
Offshore Oil Enginering Co. Ltd. (A Shares)	358,900	304,982
Oppein Home Group, Inc. (A Shares)	46,300	551,052
Orient Securities Co. Ltd. (A Shares)	684,072	811,461
Oriental Pearl Group Co. Ltd.	294,200	297,023
Ovctek China, Inc. (A Shares)	84,029	289,824
Pangang Group Vanadium Titanium & Resources Co. Ltd. (A Shares) (a)	865,600	413,415
PDD Holdings, Inc. ADR (a)	945,161	95,858,229
People's Insurance Co. of China Group Ltd.:
(A Shares)	3,335,700	2,435,538
(H Shares)	8,404,000	2,772,980
People.cn Co. Ltd. (A Shares)	102,000	452,303
Perfect World Co. Ltd. (A Shares)	186,450	306,091
PetroChina Co. Ltd.:
(A Shares)	1,264,500	1,231,994
(H Shares)	34,608,000	22,589,184
Pharmaron Beijing Co. Ltd.:
(A Shares)	25	114
(H Shares) (c)	317,500	757,914
PICC Property & Casualty Co. Ltd. (H Shares)	11,028,001	12,593,483
Ping An Bank Co. Ltd. (A Shares)	1,716,700	2,455,896
Ping An Healthcare and Technology Co. Ltd. (a)(b)(c)	906,800	2,118,221
Ping An Insurance Group Co. of China Ltd.:
(A Shares)	1,516,577	9,425,026
(H Shares)	10,028,500	50,869,332
Piotech, Inc. (A Shares)	17,480	604,065
Poly Developments & Holdings (A Shares)	1,098,800	1,654,003
Pop Mart International Group Ltd. (c)	735,600	2,030,633
Postal Savings Bank of China Co. Ltd.	2,545,500	1,590,383
Postal Savings Bank of China Co. Ltd. (H Shares) (c)	12,507,000	5,708,561
Power Construction Corp. of China Ltd. (A Shares)	1,519,639	1,092,938
Prosus NV (b)	2,405,169	67,261,953
Pylon Technologies Co. Ltd. (Series A)	16,258	253,188
Qi An Xin Technology Group, Inc. (A Shares) (a)	61,242	386,375
Qifu Technology, Inc. ADR	175,571	2,596,695
Qinghai Salt Lake Potash Co. Ltd. Class A (a)	496,200	1,149,029
Raytron Technology Co. Ltd. (A Shares)	42,137	271,401
Risen Energy Co. Ltd. (A Shares)	104,100	252,828
Riyue Heavy Industry Co. Ltd. (A Shares)	90,600	174,361
Rockchip Electronics Co. Ltd.	32,100	286,076
Rongsheng Petrochemical Co. Ltd. (A Shares)	941,650	1,466,920
SAIC Motor Corp. Ltd. (A Shares)	638,300	1,267,587
Sailun Group Co. Ltd. A Shares	275,000	422,344
Sanan Optoelectronics Co. Ltd. (A Shares)	464,300	945,163
Sangfor Technologies, Inc. (a)	37,400	429,127
Sany Heavy Equipment International Holdings Co. Ltd.	1,721,000	2,260,735
Sany Heavy Industry Co. Ltd. (A Shares)	767,300	1,517,462
Satellite Chemical Co. Ltd. (A Shares)	307,101	682,676
SDIC Capital Co. Ltd.	531,500	496,655
SDIC Power Holdings Co. Ltd. (A Shares)	671,200	1,119,781
Seazen Holdings Co. Ltd. (A Shares) (a)	202,400	328,739
Seres Group Co. Ltd. (A Shares) (a)	138,500	1,546,126
SF Holding Co. Ltd. (A Shares)	444,300	2,384,322
SG Micro Corp. (A Shares)	43,557	534,201
Shaanxi Coal Industry Co. Ltd. (A Shares)	865,700	2,134,686
Shan Xi Hua Yang Group New Energy Co. Ltd.	307,650	339,311
Shandong Buchang Pharmaceuticals Co. Ltd. (A Shares)	100,770	238,944
Shandong Gold Mining Co. Ltd.:
(A Shares)	568,823	1,847,277
(H Shares) (c)	744,250	1,394,299
Shandong Himile Mechanical Science & Technology Co. Ltd. (A Shares)	71,000	312,188
Shandong Hualu Hengsheng Chemical Co. Ltd. (A Shares)	194,500	855,601
Shandong Linglong Tyre Co. Ltd. (A Shares)	129,800	355,335
Shandong Nanshan Aluminum Co. Ltd. (A Shares)	1,009,900	428,056
Shandong Sun Paper Industry JSC Ltd. (A Shares)	236,300	401,722
Shandong Weigao Medical Polymer Co. Ltd. (H Shares)	3,863,200	3,585,791
Shanghai Aiko Solar Energy Co. Ltd. (A Shares)	169,280	453,684
Shanghai Bairun Investment Holding Group Co. Ltd. (A Shares)	95,444	343,613
Shanghai Baosight Software Co. Ltd.	1,487,576	3,059,399
Shanghai Baosight Software Co. Ltd. (A Shares)	12,362	72,100
Shanghai Construction Group Co. Ltd. (A Shares)	1,042,233	374,848
Shanghai Electric Group Co. Ltd. (A Shares) (a)	1,118,000	678,804
Shanghai Electric Power Co. Ltd. (A Shares)	242,800	290,083
Shanghai Fosun Pharmaceutical (Group) Co. Ltd.:
(A Shares)	58,600	227,943
(H Shares)	1,062,500	2,451,669
Shanghai Friendess Electronic Technology Corp. Ltd. (A Shares)	13,788	455,611
Shanghai Fudan Microelectronics Group Co. Ltd.:
(A Shares)	45,778	303,167
(H Shares) (b)	123,000	232,498
Shanghai International Airport Co. Ltd. (A Shares) (a)	109,172	555,493
Shanghai International Port Group Co. Ltd. (A Shares)	743,900	508,543
Shanghai Jinjiang International Hotels Co. Ltd. (A Shares)	81,900	367,792
Shanghai Junshi Biosciences Co. Ltd. (A Shares) (a)	71,882	450,833
Shanghai Lingang Holdings Corp. Ltd. (A Shares)	224,360	329,126
Shanghai M&G Stationery, Inc. (A Shares)	81,600	432,404
Shanghai Moons' Electric Co. Ltd. (A Shares)	38,400	346,176
Shanghai Pharmaceuticals Holding Co. Ltd.:
(A Shares)	800,800	1,973,458
(H Shares)	369,400	537,403
Shanghai Pudong Development Bank Co. Ltd. (A Shares)	4,032,200	3,760,218
Shanghai Putailai New Energy Technology Co. Ltd.	186,751	638,959
Shanghai RAAS Blood Products Co. Ltd. (A Shares)	658,400	628,862
Shanghai Rural Commercial Bank Co. Ltd. (A Shares)	717,200	584,406
Shanghai Yuyuan Tourist Mart Group Co. Ltd.	391,800	348,123
Shanxi Coal International Energy Group Co. Ltd. (A Shares)	192,600	429,240
Shanxi Lu'an Environmental Energy Development Co. Ltd. (A Shares)	255,900	665,869
Shanxi Meijin Energy Co. Ltd. (A Shares) (a)	400,100	383,698
Shanxi Securities Co. Ltd. (A Shares)	332,800	255,669
Shanxi Taigang Stainless Steel Co. Ltd. (A Shares)	507,700	271,444
Shanxi Xinghuacun Fen Wine Factory Co. Ltd. (A Shares)	114,060	3,853,284
Shanxi Xishan Coal & Electricity Power Co. Ltd. (A Shares)	512,980	606,856
Shede Spirits Co. Ltd. (A Shares)	31,000	488,191
Shenergy Co. Ltd. (A Shares)	440,800	354,993
Shenghe Resources Holding Co. Ltd. (A Shares)	159,600	233,371
Shengyi Technology Co. Ltd.	216,100	519,719
Shennan Circuits Co. Ltd. (A Shares)	47,440	451,377
Shenwan Hongyuan Group Co. Ltd. (A Shares)	1,996,815	1,198,308
Shenzhen Capchem Technology Co. Ltd. (A Shares)	68,620	414,158
Shenzhen Dynanonic Co. Ltd. (A Shares)	25,880	278,401
Shenzhen Energy Group Co. Ltd. (A Shares)	384,398	324,706
Shenzhen Inovance Technology Co. Ltd. (A Shares)	131,000	1,083,083
Shenzhen International Holdings Ltd.	2,235,236	1,473,297
Shenzhen Kaifa Technology Co. Ltd. (A Shares)	143,000	336,444
Shenzhen Kangtai Biological Products Co. Ltd.	104,080	431,648
Shenzhen Kedali Industry Co. Ltd.	24,500	304,361
Shenzhen Kstar Science & Technology Co. Ltd. (A Shares)	53,300	190,153
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares) (a)	113,400	4,433,195
Shenzhen New Industries Biomedical Engineering Co. Ltd.	72,900	685,746
Shenzhen Overseas Chinese Town Co. Ltd. (A Shares) (a)	657,000	324,753
Shenzhen Salubris Pharmaceuticals Co. Ltd. (A Shares)	100,900	449,257
Shenzhen SC New Energy Technology Corp. (A Shares)	32,300	322,459
Shenzhen Sed Industry Co. Ltd. (A Shares)	104,300	273,306
Shenzhen Senior Technology Material Co. Ltd. (A Shares)	115,940	243,603
Shenzhen Sunlord Electronics Co. Ltd. (A Shares)	78,600	313,784
Shenzhen Transsion Holdings Co. Ltd. (A Shares) (a)	74,621	1,371,570
Shenzhen YUTO Packaging Technology Co. Ltd. (A Shares)	79,300	284,725
Shenzhou International Group Holdings Ltd.	1,328,400	13,048,173
Shijiazhuang Yiling Pharmaceutical Co. Ltd. (A Shares)	152,160	462,341
Shuangliang Eco-Energy Systems Ltd. (A Shares)	178,200	228,119
Sichuan Chuantou Energy Co. Ltd. (A Shares)	392,500	789,428
Sichuan Hebang Biotechnology Co. Ltd. (A Shares)	901,300	293,396
Sichuan Kelun Pharmaceutical Co. Ltd. (A Shares)	134,600	505,674
Sichuan New Energy Power Co. Ltd. (A Shares) (a)	122,300	195,966
Sichuan Road & Bridge (Group) Co. Ltd. (A Shares)	598,500	630,883
Sichuan Swellfun Co. Ltd. (A Shares)	45,200	377,814
Sichuan Yahua Industrial Group Co. Ltd. (A Shares)	100,400	193,411
Sieyuan Electric Co. Ltd. (A Shares)	73,300	494,129
Silergy Corp.	506,000	4,519,064
Sinolink Securities Co. Ltd. (A Shares)	377,000	471,214
Sinoma International Engineering Co. Ltd. (A Shares)	244,200	329,360
Sinoma Science & Technology Co. Ltd. (A Shares)	152,900	361,539
Sinomine Resource Group Co. Ltd. (A Shares)	66,328	339,160
Sinopec Shanghai Petrochemical Co. Ltd. (A Shares) (a)	552,400	225,995
Sinopharm Group Co. Ltd. (H Shares)	2,080,400	4,974,826
Sinotruk Hong Kong Ltd.	1,061,500	1,999,339
SITC International Holdings Co. Ltd.	2,095,000	3,227,150
SKSHU Paint Co. Ltd. (A Shares)	48,612	395,779
Smoore International Holdings Ltd. (b)(c)	2,849,000	2,195,605
Songcheng Performance Development Co. Ltd. (A Shares)	225,152	338,176
Soochow Securities Co. Ltd. (A Shares)	433,225	475,114
Southwest Securities Co. Ltd. (A Shares)	582,900	326,778
Spring Airlines Co. Ltd. (A Shares) (a)	89,700	671,586
StarPower Semiconductor Ltd. (A Shares)	16,000	376,716
Sungrow Power Supply Co. Ltd. (A Shares)	138,000	1,590,613
Sunny Optical Technology Group Co. Ltd.	1,108,200	9,284,426
Sunresin New Materials Co. Ltd. (A Shares)	47,200	350,835
Sunwoda Electronic Co. Ltd. (A Shares)	162,600	358,200
SUPCON Technology Co. Ltd. (A Shares)	67,238	401,284
Suzhou Dongshan Precision Manufacturing Co. Ltd. (A Shares)	156,500	400,873
Suzhou Maxwell Technologies Co. Ltd. (A Shares)	25,868	427,212
Suzhou TFC Optical Communication Co. Ltd. (A Shares)	36,500	356,966
TAL Education Group ADR (a)	687,874	6,032,655
Tangshan Jidong Cement Co. Ltd. A Shares	264,300	258,456
TBEA Co. Ltd. (A Shares)	443,750	849,414
TCL Technology Group Corp. (A Shares)	1,682,520	904,900
TCL Zhonghuan Renewable Energy Technology Co. Ltd. (A Shares)	375,200	947,451
Tencent Holdings Ltd.	10,589,600	391,907,924
Tencent Music Entertainment Group ADR (a)	1,166,005	8,465,196
Thunder Software Technology Co. Ltd. (A Shares)	42,600	409,405
Tianjin 712 Communication & Broadcasting Co. Ltd.	70,300	255,808
Tianma Microelectronics Co. Ltd. (A Shares) (a)	218,000	292,131
Tianqi Lithium Corp. (A Shares)	135,500	1,019,728
Tianshan Aluminum Group Co. Ltd.	419,900	371,983
Tianshui Huatian Technology Co. Ltd. (A Shares)	288,900	352,909
Tingyi (Cayman Islands) Holding Corp.	3,120,000	4,141,214
Titan Wind Energy Suzhou Co. Ltd. (A Shares) (a)	159,500	290,964
Tongcheng Travel Holdings Ltd. (a)	1,952,800	3,730,729
TongFu Microelectronics Co. Ltd. (A Shares)	138,900	390,062
Tongkun Group Co. Ltd. (A Shares) (a)	229,300	453,028
Tongling Nonferrous Metals Group Co. Ltd. (A Shares)	920,100	390,888
Tongwei Co. Ltd. (A Shares)	417,200	1,558,703
Topchoice Medical Corp. (a)	29,700	363,994
Topsports International Holdings Ltd. (c)	2,865,000	2,409,299
TravelSky Technology Ltd. (H Shares)	1,459,000	2,304,831
Trina Solar Co. Ltd. (A Shares)	202,669	827,730
Trip.com Group Ltd. (a)	872,843	29,747,907
Tsingtao Brewery Co. Ltd.:
(A Shares)	57,300	654,921
(H Shares)	982,000	7,447,025
Uni-President China Holdings Ltd.	2,015,000	1,371,391
Unigroup Guoxin Microelectronics Co. Ltd. (a)	79,359	818,359
Unisplendour Corp. Ltd. (A Shares) (a)	265,180	711,696
Universal Scientific Industrial Shanghai Co. Ltd. (A Shares)	168,200	334,147
Verisilicon Microelectronics Shanghai Co. Ltd. (A Shares) (a)	46,295	337,892
Vipshop Holdings Ltd. ADR (a)	542,757	7,739,715
Walvax Biotechnology Co. Ltd. (A Shares)	150,900	480,483
Wanda Film Holding Co. Ltd. (A Shares) (a)	190,200	324,884
Wanhua Chemical Group Co. Ltd. (A Shares)	290,700	3,526,981
Want Want China Holdings Ltd.	7,347,000	4,565,131
Weibo Corp. sponsored ADR	124,777	1,476,112
Weichai Power Co. Ltd.:
(A Shares)	257,700	489,861
(H Shares)	3,513,800	5,259,533
Weihai Guangwei Composites Co. Ltd. (A Shares)	77,560	271,693
Wens Foodstuffs Group Co. Ltd. (A Shares)	604,020	1,551,594
Western Mining Co. Ltd. (A Shares)	210,600	362,133
Western Securities Co. Ltd. (A Shares)	499,740	454,977
Western Superconducting Technologies Co. Ltd. (A Shares)	60,200	380,648
Will Semiconductor Ltd.	109,715	1,655,676
Wilmar International Ltd.	2,977,780	7,741,590
Wingtech Technology Co. Ltd. (A Shares) (a)	115,700	787,709
Wintime Energy Group Co. Ltd. (A Shares) (a)	1,893,800	354,812
Wuchan Zhongda Group Co. Ltd.	515,800	322,338
Wuhan Guide Infrared Co. Ltd. (A Shares)	405,243	439,079
Wuliangye Yibin Co. Ltd. (A Shares)	361,500	7,707,576
WUS Printed Circuit Kunshan Co. Ltd. (A Shares)	176,240	472,031
WuXi AppTec Co. Ltd.	156,296	1,848,303
WuXi AppTec Co. Ltd. (H Shares) (b)(c)	654,774	7,868,122
Wuxi Autowell Technology Co. Ltd. (A Shares)	14,482	270,604
Wuxi Biologics (Cayman), Inc. (a)(c)	6,067,500	37,726,149
XCMG Construction Machinery Co. Ltd. (A Shares)	1,057,300	828,237
Xiamen C&D, Inc. (A Shares)	250,800	335,196
Xiamen Faratronic Co. Ltd. (A Shares)	21,000	286,619
Xiamen Tungsten Co. Ltd. (A Shares)	130,200	301,806
Xiaomi Corp. Class B (a)(c)	24,419,000	43,783,854
Xinjiang Daqo New Energy Co. Ltd. (A Shares)	164,580	803,883
Xinyi Solar Holdings Ltd.	7,605,450	4,475,878
XPeng, Inc. Class A (a)(b)	1,645,264	11,955,766
XTEP International Holdings Ltd.	2,250,500	2,046,004
Yadea Group Holdings Ltd. (c)	1,908,000	3,482,787
Yangzhou Yangjie Electronic Technology Co. Ltd. (A Shares)	46,600	242,003
Yankuang Energy Group Co. Ltd.:
(A Shares)	105,000	280,524
(H Shares)	4,007,000	6,959,193
Yantai Jereh Oilfield Services (A Shares)	88,800	347,285
Yealink Network Technology Corp. Ltd.	117,050	534,114
Yifeng Pharmacy Chain Co. Ltd.	89,940	402,976
Yihai International Holding Ltd.	801,000	1,457,740
Yihai Kerry Arawana Holdings Co. Ltd. (A Shares)	133,500	638,550
Yintai Gold Co. Ltd. (A Shares)	258,480	478,313
Yonghui Superstores Co. Ltd. (A Shares) (a)	827,900	348,597
YongXing Special Materials Technology Co. Ltd. (A Shares)	49,420	338,067
Yonyou Network Technology Co. Ltd. (A Shares)	310,420	695,420
Youngor Group Co. Ltd. (A Shares)	729,177	673,037
YTO Express Group Co. Ltd. (A Shares)	310,700	577,088
Yuan Longping High-tech Agriculture Co. Ltd. (A Shares) (a)	99,200	223,605
Yuexiu Property Co. Ltd.	2,701,920	2,810,424
Yum China Holdings, Inc.	666,347	35,023,198
Yunda Holding Co. Ltd. (A Shares)	252,250	314,469
Yunnan Aluminium Co. Ltd. (A Shares)	317,100	602,907
Yunnan Baiyao Group Co. Ltd. (A Shares)	165,820	1,152,401
Yunnan Botanee Bio-Technology Group Co., Ltd. (A Shares)	39,700	428,186
Yunnan Chihong Zinc & Germanium Co. Ltd. (A Shares)	463,900	328,142
Yunnan Energy New Material Co. Ltd.	90,800	833,580
Yunnan Tin Co. Ltd. (A Shares)	157,100	303,528
Yunnan Yuntianhua Co. Ltd. (Series A)	160,100	364,627
Yutong Bus Co. Ltd.	192,900	359,719
Zai Lab Ltd. (a)	1,453,500	3,709,414
Zangge Mining Co. Ltd. (Series A)	143,700	439,865
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd. (A Shares)	56,200	1,923,618
Zhaojin Mining Industry Co. Ltd. (H Shares)	2,041,000	2,530,327
Zhefu Holding Group Co. Ltd. (A Shares)	486,000	245,822
Zhejiang Century Huatong Group Co. Ltd. (A Shares) (a)	702,900	568,040
Zhejiang China Commodities City Group Co. Ltd. (A Shares)	513,400	546,351
Zhejiang Chint Electric Co. Ltd. (A Shares)	185,400	585,949
Zhejiang Dahua Technology Co. Ltd. (A Shares) (a)	308,600	861,575
Zhejiang Dingli Machinery Co. Ltd. (A Shares)	44,240	329,527
Zhejiang Expressway Co. Ltd. (H Shares)	1,934,000	1,455,791
Zhejiang Huahai Pharmaceutical Co. Ltd. (A Shares)	133,880	296,083
Zhejiang Huayou Cobalt Co. Ltd. (A Shares)	148,600	748,042
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd. (A Shares)	122,000	725,651
Zhejiang Jiuzhou Pharmaceutical Co. Ltd. (A Shares)	84,000	341,433
Zhejiang Juhua Co. Ltd. (A Shares)	249,800	517,265
Zhejiang Longsheng Group Co. Ltd. (A Shares)	305,900	372,238
Zhejiang NHU Co. Ltd. (A Shares)	284,508	629,202
Zhejiang Sanhua Intelligent Controls Co. Ltd. (A Shares)	165,600	606,208
Zhejiang Supor Cookware Co. Ltd.	46,000	315,489
Zhejiang Weiming Enviroment Protection Co. Ltd. (A Shares)	208,520	511,567
Zhejiang Weixing New Building Materials Co. Ltd. (A Shares)	131,100	295,559
Zhejiang Zheneng Electric Power Co. Ltd. (A Shares) (a)	1,006,000	632,631
Zheshang Securities Co. Ltd.	325,800	448,792
ZhongAn Online P & C Insurance Co. Ltd. (H Shares) (a)(c)	1,128,400	3,092,514
Zhongji Innolight Co. Ltd. (A Shares)	74,500	897,684
Zhongjin Gold Co. Ltd. (A Shares)	447,200	664,969
Zhongsheng Group Holdings Ltd. Class H	1,294,500	2,989,384
Zhongtai Securities Co. Ltd. (A Shares)	607,800	595,057
Zhuzhou CRRC Times Electric Co. Ltd. (H Shares)	929,400	2,999,516
Zhuzhou Kibing Group Co. Ltd. (A Shares)	216,100	235,787
Zibo Qixiang Tengda Chemical Co. Ltd. (A Shares)	277,600	222,090
Zijin Mining Group Co. Ltd.:
(A Shares) (a)	689,400	1,169,496
(H Shares)	10,099,000	15,622,263
Zoomlion Heavy Industry Science and Technology Co. Ltd. (A Shares)	832,200	730,402
ZTE Corp.:
(A Shares)	94,700	338,663
(H Shares)	1,622,936	3,606,582
ZTO Express, Inc. sponsored ADR (b)	688,784	16,234,639
TOTAL CHINA		3,055,413,017
Colombia - 0.0%
Bancolombia SA	339,687	2,422,209
Interconexion Electrica SA ESP	692,211	2,438,547
TOTAL COLOMBIA		4,860,756
Czech Republic - 0.0%
CEZ A/S	251,088	10,743,843
Komercni Banka A/S	118,322	3,465,295
MONETA Money Bank A/S (c)	513,426	1,983,518
TOTAL CZECH REPUBLIC		16,192,656
Denmark - 2.1%
A.P. Moller - Maersk A/S:
Series A	4,966	8,096,261
Series B	7,486	12,473,405
Carlsberg A/S Series B	155,166	18,491,631
Chr. Hansen Holding A/S	167,577	11,415,311
Coloplast A/S Series B	215,592	22,464,663
Danske Bank A/S	1,085,488	25,430,004
Demant A/S (a)	156,298	5,953,893
DSV A/S	293,316	43,745,303
Genmab A/S (a)	104,833	29,634,498
Novo Nordisk A/S Series B	5,154,866	497,322,068
Novozymes A/S Series B	325,208	14,596,612
ORSTED A/S (c)	299,908	14,491,292
Pandora A/S	137,597	15,570,431
Rockwool International A/S Series B	13,803	3,068,312
Tryg A/S	544,529	10,626,180
Vestas Wind Systems A/S (a)	1,600,969	34,700,655
TOTAL DENMARK		768,080,519
Egypt - 0.0%
Commercial International Bank SAE	3,908,953	7,628,304
Eastern Co. SAE	1,558,349	1,325,290
EFG-Hermes Holding SAE	1,995,216	1,077,449
TOTAL EGYPT		10,031,043
Finland - 0.7%
Elisa Corp. (A Shares)	228,446	9,688,086
Fortum Corp. (b)	696,436	8,253,268
Kesko Oyj	422,015	7,128,916
Kone OYJ (B Shares)	538,048	23,279,028
Metso Corp.	1,055,172	9,273,462
Neste OYJ	668,914	22,443,637
Nokia Corp. (b)	8,483,820	28,256,912
Nordea Bank Abp	5,067,385	53,250,340
Orion Oyj (B Shares)	167,475	6,652,287
Sampo Oyj (A Shares)	725,435	28,484,997
Stora Enso Oyj (R Shares)	931,869	11,166,570
UPM-Kymmene Corp. (b)	849,126	28,544,081
Wartsila Corp.	734,201	8,731,885
TOTAL FINLAND		245,153,469
France - 6.4%
Accor SA	294,732	9,377,508
Adevinta ASA Class B (a)	448,300	3,934,832
Aeroports de Paris SA (b)	45,367	5,078,699
Air Liquide SA	779,016	133,486,146
Airbus Group NV	937,044	125,635,313
Alstom SA (b)	466,834	6,322,083
Amundi SA (c)	95,401	4,968,454
Arkema SA	97,434	9,111,529
AXA SA	2,891,317	85,670,953
bioMerieux SA	64,123	6,140,293
BNP Paribas SA	1,654,675	95,150,473
Bollore SA	1,238,835	6,750,678
Bouygues SA	320,966	11,278,585
Bureau Veritas SA	471,391	10,718,757
Capgemini SA	261,057	46,136,288
Carrefour SA (b)	952,383	16,696,666
Compagnie de St.-Gobain	745,185	40,563,509
Compagnie Generale des Etablissements Michelin SCA Series B	1,068,509	31,743,752
Covivio	76,411	3,266,359
Credit Agricole SA	1,903,956	22,990,059
Danone SA	1,017,873	60,553,727
Dassault Aviation SA	34,798	6,903,706
Dassault Systemes SA	1,058,934	43,621,060
Edenred SA	397,059	21,107,237
Eiffage SA	113,760	10,315,662
Engie SA	2,878,348	45,779,803
EssilorLuxottica SA	465,285	84,009,153
Eurazeo SA	66,187	3,722,225
Gecina SA	71,477	7,003,321
Getlink SE	578,547	9,326,266
Hermes International SCA	49,929	92,959,447
Ipsen SA	58,172	6,863,025
Kering SA	117,551	47,808,189
Klepierre SA	354,008	8,577,787
L'Oreal SA (a)	23,733	9,975,709
L'Oreal SA	356,729	149,944,156
La Francaise des Jeux SAEM (c)	161,125	5,186,195
Legrand SA	422,107	36,514,950
LVMH Moet Hennessy Louis Vuitton SE	435,811	312,010,418
Orange SA	2,937,269	34,548,299
Pernod Ricard SA	322,955	57,237,880
Publicis Groupe SA	363,983	27,621,553
Remy Cointreau SA	35,432	4,017,118
Renault SA	305,326	10,677,313
Safran SA	541,200	84,546,018
Sartorius Stedim Biotech	43,943	8,208,884
SEB SA	37,994	3,744,765
Societe Generale Series A	1,149,303	25,826,871
Sodexo SA	131,516	13,899,009
Sodexo SA (a)	8,142	860,471
Teleperformance	94,052	10,762,701
Thales SA	167,652	24,684,178
TotalEnergies SE	3,547,324	237,165,151
Unibail-Rodamco-Westfield NV (a)	183,790	9,073,886
Valeo SA	319,013	4,199,093
Veolia Environnement SA	1,074,870	29,451,868
VINCI SA	836,137	92,455,346
Vivendi SA	1,083,934	9,698,276
Wendel SA	39,651	2,962,003
Worldline SA (a)(c)	387,616	4,913,435
TOTAL FRANCE		2,333,757,090
Germany - 4.8%
adidas AG	256,262	45,336,417
Allianz SE	635,335	148,822,487
BASF AG	1,413,919	65,333,175
Bayer AG	1,552,844	67,096,159
Bayerische Motoren Werke AG (BMW)	506,629	46,975,301
Bechtle AG	126,600	5,636,846
Beiersdorf AG	158,422	20,794,045
Brenntag SE	236,110	17,517,939
Carl Zeiss Meditec AG	62,440	5,400,379
Commerzbank AG	1,692,760	18,179,760
Continental AG	174,952	11,422,438
Covestro AG (a)(c)	306,511	15,470,030
Daimler Truck Holding AG	779,849	24,441,187
Deutsche Bank AG	3,071,152	33,652,712
Deutsche Borse AG	300,337	49,434,407
Deutsche Lufthansa AG (a)	979,332	6,843,271
Deutsche Telekom AG	5,111,969	110,948,464
DHL Group	1,565,742	60,900,719
E.ON SE	3,542,901	42,060,902
Evonik Industries AG	325,223	5,973,896
Fresenius Medical Care AG & Co. KGaA	280,263	9,312,065
Fresenius Medical Care AG & Co. KGaA sponsored ADR	93,838	1,560,526
Fresenius SE & Co. KGaA	671,503	17,222,940
GEA Group AG	246,629	8,410,681
Hannover Reuck SE	95,194	20,980,970
HeidelbergCement AG	230,453	16,698,322
HelloFresh AG (a)	245,245	5,335,191
Henkel AG & Co. KGaA	161,409	10,201,111
Infineon Technologies AG	2,064,617	60,307,918
Knorr-Bremse AG	111,548	6,201,240
LEG Immobilien AG (a)	114,805	7,147,599
Mercedes-Benz Group AG (Germany)	1,268,767	74,646,980
Merck KGaA	204,484	30,799,489
MTU Aero Engines AG	85,742	16,058,079
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	215,067	86,132,365
Nemetschek SE	89,147	6,640,581
Puma AG	168,472	9,501,270
Rational AG	7,896	4,490,682
Rheinmetall AG	69,615	19,917,564
RWE AG	1,003,942	38,379,852
SAP SE	1,648,841	221,162,888
Scout24 AG (c)	116,323	7,141,181
Siemens AG	1,200,471	159,301,140
Siemens Energy AG (a)(b)	830,339	7,353,729
Siemens Healthineers AG (c)	446,007	21,859,335
Symrise AG	211,726	21,636,126
Talanx AG	98,115	6,171,830
Telefonica Deutschland Holding AG	1,398,279	2,372,409
Volkswagen AG	44,685	5,165,581
Vonovia SE	1,163,557	26,787,510
Wacker Chemie AG	28,075	3,431,061
Zalando SE (a)(c)	347,354	8,082,101
TOTAL GERMANY		1,742,650,850
Greece - 0.1%
Alpha Bank SA (a)	3,454,672	5,154,098
Eurobank Ergasias Services and Holdings SA (a)	4,022,733	6,563,452
Ff Group (a)(d)	7,962	0
Hellenic Telecommunications Organization SA	302,698	4,237,367
Jumbo SA	178,808	4,703,431
Motor Oil (HELLAS) Corinth Refineries SA	101,617	2,419,221
Mytilineos SA	165,618	6,129,909
National Bank of Greece SA (a)	850,510	4,859,593
OPAP SA	286,587	4,851,803
Piraeus Financial Holdings SA (a)	1,060,871	3,131,796
Public Power Corp. of Greece (a)	325,752	3,319,251
TOTAL GREECE		45,369,921
Hong Kong - 1.4%
AIA Group Ltd.	18,264,409	158,604,622
CK Asset Holdings Ltd.	3,167,139	15,830,390
CK Infrastructure Holdings Ltd.	987,631	4,577,709
CLP Holdings Ltd.	2,620,476	19,178,694
Futu Holdings Ltd. ADR (a)	86,418	4,791,878
Hang Lung Properties Ltd.	2,780,125	3,654,356
Hang Seng Bank Ltd.	1,226,453	14,022,143
Henderson Land Development Co. Ltd.	2,237,869	5,855,296
HKT Trust/HKT Ltd. unit	6,030,479	6,246,280
Hong Kong & China Gas Co. Ltd.	17,429,350	12,132,725
Hong Kong Exchanges and Clearing Ltd.	1,909,684	66,805,813
Hongkong Land Holdings Ltd.	1,718,945	5,452,015
Jardine Matheson Holdings Ltd.	255,864	10,367,901
Kingboard Laminates Holdings Ltd.	1,439,500	1,349,951
Link (REIT)	4,111,609	18,868,761
MTR Corp. Ltd.	2,440,120	9,121,622
New World Development Co. Ltd.	2,326,491	4,269,855
Nine Dragons Paper (Holdings) Ltd.	2,525,000	1,437,431
Orient Overseas International Ltd.	207,500	2,616,533
Power Assets Holdings Ltd.	2,169,426	10,371,654
Prudential PLC	4,355,549	45,543,314
Sino Biopharmaceutical Ltd.	16,123,000	6,263,450
Sino Land Ltd.	5,710,282	5,700,737
Sun Hung Kai Properties Ltd.	2,308,422	23,704,504
Swire Pacific Ltd. (A Shares)	668,060	4,267,462
Swire Properties Ltd.	1,792,920	3,471,462
Techtronic Industries Co. Ltd.	2,182,370	19,924,002
Vinda International Holdings Ltd. (b)	566,000	1,398,716
WH Group Ltd. (c)	13,029,743	7,781,795
Wharf Real Estate Investment Co. Ltd.	2,591,349	9,064,642
Xinyi Glass Holdings Ltd.	2,656,313	3,052,158
TOTAL HONG KONG		505,727,871
Hungary - 0.1%
MOL Hungarian Oil and Gas PLC Series A (For. Reg.)	690,263	5,492,316
OTP Bank PLC	378,491	14,084,124
Richter Gedeon PLC	220,610	5,172,695
TOTAL HUNGARY		24,749,135
India - 4.3%
ABB India Ltd.	82,394	4,062,513
Adani Enterprises Ltd.	265,348	7,314,662
Adani Green Energy Ltd. (a)	492,919	5,444,223
Adani Ports & Special Economic Zone Ltd.	821,539	7,747,949
Adani Power Ltd. (a)	1,200,146	5,227,937
Ambuja Cements Ltd.	915,922	4,671,384
Apollo Hospitals Enterprise Ltd.	156,793	9,076,104
Ashok Leyland Ltd.	2,281,279	4,598,090
Asian Paints Ltd.	611,961	22,037,034
Astral Ltd.	186,351	4,141,279
AU Small Finance Bank Ltd. (c)	260,653	2,094,331
Aurobindo Pharma Ltd.	409,821	4,180,695
Avenue Supermarts Ltd. (a)(c)	261,700	11,422,680
Axis Bank Ltd.	3,623,506	42,743,989
Bajaj Auto Ltd.	104,605	6,670,859
Bajaj Finance Ltd.	433,436	39,006,090
Bajaj Finserv Ltd.	592,761	11,173,595
Bajaj Holdings & Investment Ltd.	41,341	3,438,387
Balkrishna Industries Ltd.	120,071	3,681,701
Bandhan Bank Ltd. (c)	1,130,014	2,908,894
Bank of Baroda	1,607,101	3,788,289
Berger Paints India Ltd.	460,117	3,086,330
Bharat Electronics Ltd.	5,691,450	9,115,517
Bharat Forge Ltd.	398,365	4,877,934
Bharat Petroleum Corp. Ltd.	1,173,293	4,917,166
Bharti Airtel Ltd.	3,563,541	39,125,373
Britannia Industries Ltd.	168,270	8,948,518
Cg Power & Industrial Soluti	947,979	4,438,158
Cholamandalam Investment and Finance Co. Ltd.	637,788	8,713,250
Cipla Ltd./India (a)	817,429	11,779,842
Coal India Ltd.	2,370,514	8,945,403
Colgate-Palmolive Ltd.	198,514	5,038,626
Container Corp. of India Ltd.	424,872	3,512,284
Cummins India Ltd.	214,795	4,325,200
Dabur India Ltd.	968,683	6,151,848
Divi's Laboratories Ltd.	185,196	7,534,594
DLF Ltd.	961,881	6,514,228
Dr. Reddy's Laboratories Ltd.	168,597	10,878,792
Eicher Motors Ltd.	212,430	8,405,061
GAIL India Ltd.	3,556,985	5,105,674
Godrej Consumer Products Ltd.	637,805	7,597,214
Godrej Properties Ltd. (a)	194,577	3,881,595
Grasim Industries Ltd.	435,095	9,858,032
Havells India Ltd.	394,769	5,908,554
HCL Technologies Ltd.	1,517,594	23,270,591
HDFC Asset Management Co. Ltd. (c)	132,622	4,354,968
HDFC Bank Ltd.	4,409,396	78,219,446
HDFC Standard Life Insurance Co. Ltd. (c)	1,557,682	11,568,070
Hero Motocorp Ltd.	169,957	6,305,128
Hindalco Industries Ltd.	1,914,067	10,562,036
Hindustan Aeronautics Ltd.	259,794	5,683,838
Hindustan Petroleum Corp. Ltd. (a)	868,663	2,583,587
Hindustan Unilever Ltd.	1,309,874	39,079,460
ICICI Bank Ltd.	8,189,032	90,067,339
ICICI Lombard General Insurance Co. Ltd. (c)	373,781	6,167,207
ICICI Prudential Life Insurance Co. Ltd. (c)	558,348	3,522,324
IDFC Bank Ltd. (a)	5,460,496	5,424,768
Indian Oil Corp. Ltd.	4,365,155	4,700,911
Indian Railway Catering & Tourism Corp. Ltd.	375,573	3,001,048
Indraprastha Gas Ltd.	499,690	2,294,677
Info Edge India Ltd.	110,335	5,413,090
Infosys Ltd.	4,921,844	80,919,446
Infosys Ltd. sponsored ADR	345,030	5,665,393
InterGlobe Aviation Ltd. (a)(c)	209,146	6,167,243
ITC Ltd.	4,787,330	24,635,652
Jindal Steel & Power Ltd.	564,249	4,295,009
Jio Financial Services Ltd.	4,883,752	12,957,760
JSW Steel Ltd. (a)	940,913	8,322,800
Jubilant Foodworks Ltd.	616,626	3,709,194
Kotak Mahindra Bank Ltd.	1,734,183	36,242,025
Larsen & Toubro Ltd.	1,094,066	38,489,730
Ltimindtree Ltd. (c)	138,080	8,398,399
Lupin Ltd.	319,099	4,322,835
Mahindra & Mahindra Ltd.	1,484,585	26,010,040
Marico Ltd.	810,406	5,220,571
Maruti Suzuki India Ltd.	216,957	27,084,827
Max Healthcare Institute Ltd.	1,209,314	8,333,766
Mphasis BFL Ltd.	117,177	2,990,672
MRF Ltd.	2,964	3,855,338
Muthoot Finance Ltd.	185,071	2,886,838
Nestle India Ltd.	54,866	15,971,637
NTPC Ltd.	7,003,835	19,837,037
Oil & Natural Gas Corp. Ltd.	5,069,656	11,340,418
Page Industries Ltd.	9,560	4,342,627
Petronet LNG Ltd.	1,135,295	2,720,450
PI Industries Ltd.	130,145	5,313,756
Pidilite Industries Ltd.	238,788	7,048,121
Power Finance Corp. Ltd.	2,027,096	6,001,449
Power Grid Corp. of India Ltd.	7,495,537	18,199,281
REC Ltd.	1,832,641	6,332,650
Reliance Industries Ltd.	4,810,452	132,237,483
Samvardhana Motherson International Ltd.	3,683,348	4,066,784
SBI Cards & Payment Services Ltd.	440,680	3,947,917
SBI Life Insurance Co. Ltd. (c)	700,280	11,498,154
Shree Cement Ltd.	14,042	4,326,638
Shriram Transport Finance Co. Ltd.	436,751	9,852,428
Siemens Ltd.	138,175	5,526,856
Sona Blw Precision Forgings Ltd. (c)	637,966	4,150,627
SRF Ltd.	231,779	6,109,901
State Bank of India	2,850,920	19,366,482
Sun Pharmaceutical Industries Ltd.	1,541,702	20,150,462
Supreme Industries Ltd.	98,972	5,144,698
Tata Consultancy Services Ltd.	1,448,358	58,617,315
Tata Consumer Products Ltd.	867,593	9,384,681
Tata Elxsi Ltd.	53,149	4,867,106
Tata Motors Ltd.	2,659,222	20,079,174
Tata Power Co. Ltd./The	2,244,206	6,454,921
Tata Steel Ltd.	11,882,112	16,950,578
Tech Mahindra Ltd.	867,258	11,815,591
The Indian Hotels Co. Ltd.	1,324,088	6,096,621
Titan Co. Ltd.	566,681	21,717,695
Torrent Pharmaceuticals Ltd.	158,473	3,662,078
Trent Ltd.	281,473	7,283,592
Tube Investments of India Ltd.	165,310	6,252,090
Tvs Motor Co. Ltd.	366,566	7,002,768
Ultratech Cement Ltd.	185,371	18,754,720
United Spirits Ltd. (a)	457,619	5,673,358
UPL Ltd.	747,279	4,850,610
Varun Beverages Ltd.	708,504	7,730,908
Vedanta Ltd.	1,155,494	3,006,082
Wipro Ltd.	2,116,224	9,712,108
Yes Bank Ltd. (a)	20,145,543	3,859,862
Zomato Ltd. (a)	6,665,545	8,428,244
TOTAL INDIA		1,572,501,862
Indonesia - 0.5%
Indofood Sukses Makmur Tbk PT	6,738,300	2,821,015
PT Adaro Energy Indonesia Tbk	22,563,900	3,640,668
PT Aneka Tambang Tbk	14,416,000	1,544,579
PT Astra International Tbk	32,633,500	11,871,401
PT Bank Central Asia Tbk	87,836,700	48,391,052
PT Bank Mandiri (Persero) Tbk	59,715,100	21,333,347
PT Bank Negara Indonesia (Persero) Tbk	23,166,178	6,991,242
PT Bank Rakyat Indonesia (Persero) Tbk	108,332,000	33,873,672
PT Barito Pacific Tbk	43,963,326	3,115,403
PT Charoen Pokphand Indonesia Tbk (a)	11,583,400	4,267,446
PT GoTo Gojek Tokopedia Tbk (a)	1,287,771,068	4,871,957
PT Indah Kiat Pulp & Paper Tbk	4,337,400	2,621,535
PT Indofood CBP Sukses Makmur Tbk	3,584,800	2,336,474
PT Kalbe Farma Tbk	33,049,400	3,514,955
PT Merdeka Copper Gold Tbk (a)	18,924,590	2,654,284
PT Sarana Menara Nusantara Tbk	31,436,700	1,763,104
PT Semen Indonesia (Persero) Tbk	5,499,496	2,113,198
PT Sumber Alfaria Trijaya Tbk	25,709,700	4,679,081
PT Surya Citra Media Tbk	35	0
PT Telkom Indonesia Persero Tbk	79,464,100	17,419,787
PT Unilever Indonesia Tbk	11,980,000	2,731,544
PT United Tractors Tbk	2,336,512	3,697,549
PT Vale Indonesia Tbk	3,836,200	1,195,550
TOTAL INDONESIA		187,448,843
Ireland - 0.3%
AerCap Holdings NV (a)	275,816	17,133,690
AIB Group PLC	2,283,591	9,892,200
Bank of Ireland Group PLC	1,676,369	14,988,323
Kerry Group PLC Class A	253,257	19,529,743
Kingspan Group PLC (Ireland)	244,494	16,422,219
Smurfit Kappa Group PLC	415,507	13,514,778
TOTAL IRELAND		91,480,953
Israel - 0.3%
Azrieli Group	65,335	2,807,692
Bank Hapoalim BM (Reg.)	2,027,419	14,480,848
Bank Leumi le-Israel BM	2,443,497	15,711,649
Check Point Software Technologies Ltd. (a)	147,786	19,840,271
Elbit Systems Ltd. (Israel)	41,306	7,667,465
Global-e Online Ltd. (a)(b)	140,036	4,916,664
Icl Group Ltd.	1,198,006	5,809,232
Israel Discount Bank Ltd. (Class A)	1,994,599	8,759,063
Mizrahi Tefahot Bank Ltd.	239,157	7,395,998
NICE Ltd. (a)	81,898	12,655,490
NICE Ltd. sponsored ADR (a)	19,733	3,045,789
Teva Pharmaceutical Industries Ltd. sponsored ADR (a)	1,779,598	15,268,951
Wix.com Ltd. (a)	83,755	6,692,025
TOTAL ISRAEL		125,051,137
Italy - 1.4%
Amplifon SpA	193,408	5,451,743
Assicurazioni Generali SpA	1,583,218	31,401,679
Coca-Cola HBC AG	347,333	9,000,577
Davide Campari Milano NV	836,364	9,230,099
DiaSorin SpA	37,685	3,369,395
Enel SpA	12,824,172	81,402,456
Eni SpA	3,700,206	60,489,716
Ferrari NV (Italy)	198,411	59,937,493
FinecoBank SpA	974,738	11,463,681
Infrastrutture Wireless Italiane SpA (c)	518,528	5,662,114
Intesa Sanpaolo SpA	24,661,904	64,263,765
Mediobanca SpA (b)	870,775	10,383,806
Moncler SpA	326,556	16,910,184
Nexi SpA (a)(c)	910,575	5,276,013
Poste Italiane SpA (c)	800,481	7,910,877
Prysmian SpA	419,689	15,671,334
Recordati SpA	162,170	7,481,415
Snam SpA	3,207,523	14,708,239
Telecom Italia SpA (a)	7,896,011	2,039,399
Telecom Italia SpA (Risparmio Shares) (a)	7,564,311	1,967,333
Terna - Rete Elettrica Nazionale	2,234,666	17,085,878
UniCredit SpA	2,912,668	73,019,467
TOTAL ITALY		514,126,663
Japan - 14.2%
Advantest Corp.	1,213,128	31,248,522
AEON Co. Ltd.	1,039,078	21,861,817
AGC, Inc.	308,296	10,487,951
Aisin Seiki Co. Ltd.	227,401	7,921,486
Ajinomoto Co., Inc.	714,715	26,103,312
Ana Holdings, Inc. (a)	245,551	4,820,626
Asahi Group Holdings	763,117	27,602,258
ASAHI INTECC Co. Ltd.	338,949	5,695,235
Asahi Kasei Corp.	1,947,025	11,969,892
Astellas Pharma, Inc.	2,868,765	36,289,521
Azbil Corp.	178,882	5,285,725
Bandai Namco Holdings, Inc.	957,394	19,835,783
BayCurrent Consulting, Inc.	205,800	5,166,970
Bridgestone Corp.	894,195	33,840,995
Brother Industries Ltd.	360,175	5,618,820
Canon, Inc.	1,537,828	36,355,325
Canon, Inc. sponsored ADR (b)	39,199	924,312
Capcom Co. Ltd.	276,200	8,890,692
Central Japan Railway Co.	1,142,190	25,708,884
Chiba Bank Ltd.	819,194	6,101,804
Chubu Electric Power Co., Inc.	1,035,595	12,514,292
Chugai Pharmaceutical Co. Ltd.	1,063,524	31,540,469
Concordia Financial Group Ltd.	1,638,588	7,613,533
CyberAgent, Inc.	667,496	3,503,989
Dai Nippon Printing Co. Ltd.	353,921	9,232,831
Dai-ichi Mutual Life Insurance Co.	1,488,991	31,454,982
Daifuku Co. Ltd.	471,227	7,786,036
Daiichi Sankyo Kabushiki Kaisha	2,925,196	75,423,822
Daikin Industries Ltd.	416,682	60,076,768
Daito Trust Construction Co. Ltd.	96,321	10,332,006
Daiwa House Industry Co. Ltd.	940,108	25,858,304
Daiwa House REIT Investment Corp.	3,410	6,034,839
Daiwa Securities Group, Inc.	2,144,651	12,367,070
DENSO Corp.	2,725,700	40,248,596
Dentsu Group, Inc.	313,922	9,118,175
Disco Corp.	145,987	25,781,165
East Japan Railway Co.	479,581	24,908,156
Eisai Co. Ltd.	399,997	21,191,184
ENEOS Holdings, Inc.	4,557,864	16,888,788
FANUC Corp.	1,506,425	37,384,072
Fast Retailing Co. Ltd.	277,089	61,346,508
Fuji Electric Co. Ltd.	201,104	7,656,961
FUJIFILM Holdings Corp.	589,548	32,246,981
Fujitsu Ltd.	278,358	36,060,597
GLP J-REIT	7,247	6,490,832
GMO Payment Gateway, Inc.	65,228	2,605,158
Hakuhodo DY Holdings, Inc.	352,907	2,863,909
Hamamatsu Photonics K.K.	218,546	8,117,459
Hankyu Hanshin Holdings, Inc.	370,580	11,659,781
Hikari Tsushin, Inc.	31,270	4,511,413
Hirose Electric Co. Ltd.	47,968	5,434,732
Hitachi Construction Machinery Co. Ltd.	165,571	4,277,652
Hitachi Ltd.	1,481,809	93,926,875
Honda Motor Co. Ltd.	7,286,958	74,682,378
Hoshizaki Corp.	167,906	5,422,466
Hoya Corp.	559,782	53,889,441
Hulic Co. Ltd.	585,972	5,372,270
Ibiden Co. Ltd.	175,040	7,463,085
Idemitsu Kosan Co. Ltd.	316,527	7,186,778
Iida Group Holdings Co. Ltd.	243,378	3,778,978
INPEX Corp.	1,535,612	22,283,075
Isuzu Motors Ltd.	938,792	10,468,143
Itochu Corp.	1,871,071	67,397,908
Japan Airlines Co. Ltd.	226,726	4,168,082
Japan Exchange Group, Inc.	804,894	15,916,616
Japan Post Bank Co. Ltd.	2,269,540	21,036,834
Japan Post Holdings Co. Ltd.	3,540,946	31,341,633
Japan Post Insurance Co. Ltd.	309,842	5,966,345
Japan Real Estate Investment Corp.	2,008	7,458,358
Japan Retail Fund Investment Corp.	10,814	6,978,782
Japan Tobacco, Inc.	1,889,926	43,995,347
JFE Holdings, Inc. (b)	782,990	10,909,298
JSR Corp.	275,321	7,369,226
Kajima Corp.	671,878	11,104,395
Kansai Electric Power Co., Inc.	1,120,699	14,349,253
Kao Corp.	739,426	26,977,147
Kawasaki Kisen Kaisha Ltd. (b)	214,200	7,344,916
KDDI Corp.	2,362,207	70,664,814
KDX Realty Investment Corp.	6,540	6,821,146
Keio Corp.	158,920	4,715,867
Keisei Electric Railway Co.	199,442	7,512,909
Keyence Corp.	307,329	118,972,808
Kikkoman Corp.	217,448	12,371,654
Kintetsu Group Holdings Co. Ltd.	296,764	8,349,980
Kirin Holdings Co. Ltd.	1,231,720	17,309,754
Kobayashi Pharmaceutical Co. Ltd.	79,787	3,293,869
Kobe Bussan Co. Ltd. (b)	232,972	5,765,603
Koei Tecmo Holdings Co. Ltd.	179,218	2,340,170
Koito Manufacturing Co. Ltd.	322,330	4,829,384
Komatsu Ltd.	1,459,864	33,542,418
Konami Group Corp.	155,236	8,041,549
Kose Corp.	51,768	3,429,681
Kubota Corp.	1,603,267	21,562,734
Kurita Water Industries Ltd.	162,084	4,924,668
Kyocera Corp.	509,456	25,111,805
Kyowa Hakko Kirin Co., Ltd.	420,021	6,587,733
Lasertec Corp.	120,295	19,870,355
LIXIL Group Corp.	440,203	4,826,856
LY Corp.	4,245,749	10,824,480
M3, Inc.	690,702	10,637,635
Makita Corp.	348,168	8,999,048
Marubeni Corp.	2,286,045	33,426,039
MatsukiyoCocokara & Co.	552,000	9,683,070
Mazda Motor Corp.	912,009	8,815,470
McDonald's Holdings Co. (Japan) Ltd. (b)	135,645	5,277,649
Meiji Holdings Co. Ltd.	364,312	8,967,186
Minebea Mitsumi, Inc.	562,000	8,811,768
Misumi Group, Inc.	442,014	6,691,501
Mitsubishi Chemical Holdings Corp.	2,051,084	11,606,275
Mitsubishi Corp.	1,813,901	84,556,011
Mitsubishi Electric Corp.	3,059,697	35,084,050
Mitsubishi Estate Co. Ltd.	1,791,812	22,935,768
Mitsubishi Heavy Industries Ltd.	508,128	26,170,972
Mitsubishi UFJ Financial Group, Inc.	18,033,818	151,288,352
Mitsubishi UFJ Lease & Finance Co. Ltd.	1,342,916	8,852,811
Mitsui & Co. Ltd.	2,070,846	75,263,192
Mitsui Chemicals, Inc.	263,771	6,648,211
Mitsui Fudosan Co. Ltd.	1,412,510	30,615,959
Mitsui OSK Lines Ltd. (b)	535,800	13,832,918
Mizuho Financial Group, Inc.	3,808,732	64,666,131
MonotaRO Co. Ltd.	385,308	3,079,377
MS&AD Insurance Group Holdings, Inc.	678,315	24,853,826
Murata Manufacturing Co. Ltd.	2,727,183	46,714,950
NEC Corp.	390,663	18,810,671
Nexon Co. Ltd.	558,159	10,241,799
NGK Insulators Ltd.	361,795	4,420,505
Nidec Corp.	661,656	24,270,233
Nintendo Co. Ltd.	1,640,290	67,767,686
Nippon Building Fund, Inc.	2,399	9,639,023
Nippon Express Holdings, Inc.	111,285	5,719,539
Nippon Paint Holdings Co. Ltd.	1,511,530	10,162,185
Nippon Prologis REIT, Inc. (b)	3,522	6,266,962
Nippon Sanso Holdings Corp.	268,586	6,773,339
Nippon Steel & Sumitomo Metal Corp.	1,350,799	29,135,197
Nippon Telegraph & Telephone Corp.	47,007,975	55,317,841
Nippon Yusen KK (b)	774,433	18,948,247
Nissan Chemical Corp.	196,684	8,021,794
Nissan Motor Co. Ltd.	3,686,225	14,184,536
Nissin Food Holdings Co. Ltd.	95,805	8,335,867
Nitori Holdings Co. Ltd.	127,942	13,855,458
Nitto Denko Corp.	230,750	14,930,859
Nomura Holdings, Inc.	4,769,765	18,427,550
Nomura Real Estate Holdings, Inc.	168,118	3,926,578
Nomura Real Estate Master Fund, Inc.	6,638	7,324,757
Nomura Research Institute Ltd.	613,480	16,103,823
NTT Data Corp.	1,003,456	12,372,524
Obayashi Corp.	1,006,085	8,617,932
OBIC Co. Ltd.	110,552	16,341,394
Odakyu Electric Railway Co. Ltd.	484,239	6,893,787
Oji Holdings Corp.	1,327,402	5,677,142
Olympus Corp.	2,006,163	26,793,011
OMRON Corp.	280,877	10,063,048
Ono Pharmaceutical Co. Ltd.	603,545	10,422,916
Open House Group Co. Ltd.	121,000	3,988,203
Oracle Corp. Japan	59,303	4,206,937
Oriental Land Co. Ltd.	1,721,240	55,674,140
ORIX Corp.	1,857,254	33,776,674
Osaka Gas Co. Ltd.	604,218	11,394,214
Otsuka Corp.	176,232	7,065,956
Otsuka Holdings Co. Ltd.	623,103	20,964,901
Pan Pacific International Holdings Ltd.	613,191	11,874,973
Panasonic Holdings Corp.	3,495,293	30,665,925
Persol Holdings Co. Ltd.	2,910,260	4,363,690
Rakuten Group, Inc.	2,394,760	8,858,027
Recruit Holdings Co. Ltd.	2,277,983	65,315,942
Renesas Electronics Corp. (a)	2,014,483	26,461,484
Resona Holdings, Inc.	3,395,289	18,142,124
Ricoh Co. Ltd.	848,938	6,880,734
ROHM Co. Ltd.	543,580	8,709,223
SBI Holdings, Inc. Japan	382,665	8,233,016
SCSK Corp.	246,433	4,206,679
Secom Co. Ltd.	332,859	23,118,671
Seiko Epson Corp.	449,009	6,233,673
Sekisui Chemical Co. Ltd.	620,539	8,499,445
Sekisui House Ltd.	949,003	18,584,089
Seven & i Holdings Co. Ltd.	1,190,272	43,610,031
SG Holdings Co. Ltd.	497,649	7,053,981
Sharp Corp. (a)	402,511	2,516,586
Shimadzu Corp.	368,577	8,715,480
SHIMANO, Inc.	122,390	17,612,669
SHIMIZU Corp.	861,881	6,133,569
Shin-Etsu Chemical Co. Ltd.	2,877,885	86,058,484
Shionogi & Co. Ltd.	419,194	19,519,614
Shiseido Co. Ltd.	636,475	20,186,106
Shizuoka Financial Group	720,818	6,129,659
SMC Corp.	90,655	41,861,137
SoftBank Corp.	4,505,727	50,945,661
SoftBank Group Corp.	1,627,244	66,642,267
Sompo Holdings, Inc.	480,954	20,834,912
Sony Group Corp.	1,991,720	165,589,383
Square Enix Holdings Co. Ltd.	132,838	4,413,115
Subaru Corp.	980,278	16,968,905
Sumco Corp.	550,029	7,107,559
Sumitomo Chemical Co. Ltd.	2,178,181	5,536,420
Sumitomo Corp.	1,707,769	33,570,767
Sumitomo Electric Industries Ltd.	1,135,203	11,917,625
Sumitomo Metal Mining Co. Ltd.	393,232	11,046,657
Sumitomo Mitsui Financial Group, Inc.	2,005,572	96,684,573
Sumitomo Mitsui Trust Holdings, Inc.	519,657	19,485,476
Sumitomo Realty & Development Co. Ltd.	456,479	11,454,857
Suntory Beverage & Food Ltd.	218,903	6,587,462
Suzuki Motor Corp.	583,132	22,632,526
Sysmex Corp.	266,429	12,762,697
T&D Holdings, Inc.	796,753	14,213,456
Taisei Corp.	263,002	8,919,109
Takeda Pharmaceutical Co. Ltd.	2,495,920	67,751,120
TDK Corp.	619,887	23,193,206
Terumo Corp.	1,067,124	29,194,581
TIS, Inc.	340,767	7,297,475
Tobu Railway Co. Ltd.	291,193	7,008,856
Toho Co. Ltd.	172,405	5,889,888
Tokio Marine Holdings, Inc.	2,845,324	63,656,260
Tokyo Electric Power Co., Inc. (a)	2,442,226	10,334,864
Tokyo Electron Ltd.	745,458	98,503,100
Tokyo Gas Co. Ltd.	624,139	14,016,390
Tokyu Corp.	810,975	9,155,126
Toppan Holdings, Inc.	396,177	9,137,377
Toray Industries, Inc.	2,151,319	10,407,736
Tosoh Corp.	402,425	4,927,383
Toto Ltd.	202,517	4,883,012
Toyota Industries Corp.	231,643	17,168,156
Toyota Motor Corp.	16,740,530	292,854,637
Toyota Tsusho Corp.	335,595	17,865,832
Trend Micro, Inc.	207,245	7,809,949
Unicharm Corp.	638,397	21,692,014
USS Co. Ltd.	322,546	5,637,749
Welcia Holdings Co. Ltd.	152,637	2,530,083
West Japan Railway Co.	353,680	13,480,355
Yakult Honsha Co. Ltd.	398,436	9,389,121
Yamaha Corp.	217,361	5,805,696
Yamaha Motor Co. Ltd.	475,739	11,625,563
Yamato Holdings Co. Ltd.	442,829	7,375,769
Yaskawa Electric Corp.	383,789	12,562,615
Yokogawa Electric Corp.	355,100	6,446,922
Zensho Holdings Co. Ltd.	144,100	7,574,164
ZOZO, Inc.	216,363	4,114,087
TOTAL JAPAN		5,173,181,777
Jordan - 0.0%
Hikma Pharmaceuticals PLC	255,206	5,898,265
Korea (South) - 3.1%
AMOREPACIFIC Corp.	43,515	4,078,528
BGF Retail Co. Ltd.	13,433	1,371,644
Celltrion Healthcare Co. Ltd.	166,507	8,224,158
Celltrion Pharm, Inc.	27,772	1,304,671
Celltrion, Inc.	177,174	19,646,608
CJ CheilJedang Corp.	12,905	2,699,547
Cosmo AM&T Co. Ltd. (a)	38,864	4,040,232
Cosmo AM&T Co. Ltd. rights 11/7/23 (a)	1,871	22,963
Coway Co. Ltd.	86,171	2,753,453
Db Insurance Co. Ltd.	71,436	4,640,660
Delivery Hero AG (a)(c)	271,868	6,895,295
Doosan Bobcat, Inc.	85,593	2,455,528
Doosan Heavy Industries & Construction Co. Ltd. (a)	697,597	6,940,540
Ecopro BM Co. Ltd.	77,540	11,327,080
Ecopro Co. Ltd.	31,618	14,588,203
EUSU Holdings Co. Ltd.	6	27
F&F Co. Ltd.	26,950	1,865,517
GS Holdings Corp.	69,067	2,013,896
Hana Financial Group, Inc.	477,679	13,868,780
Hanjin Shipping Co. Ltd. (a)(d)	12	0
Hankook Tire Co. Ltd.	115,649	3,276,275
Hanmi Pharm Co. Ltd.	10,800	2,254,787
Hanmi Semiconductor Co. Ltd.	68,110	2,664,759
Hanon Systems	292,176	1,488,685
Hanwha Aerospace Co. Ltd.	55,150	4,140,087
Hanwha Ocean Co. Ltd. (a)	67,239	1,174,149
Hanwha Ocean Co. Ltd. rights 11/9/23 (a)	22,196	28,718
Hanwha Solutions Corp. (a)	160,687	3,417,599
HD Hyundai Co. Ltd.	66,109	2,811,565
HD Hyundai Heavy Industries Co. Ltd. (a)	34,648	2,623,150
HD Korea Shipbuilding & Offshore Engineering Co. Ltd. (a)	65,933	4,416,433
HLB, Inc.	181,437	3,903,417
HMM Co. Ltd.	377,155	4,079,021
Hotel Shilla Co.	48,956	2,261,877
HYBE Co. Ltd. (a)	29,130	4,737,187
Hyundai Engineering & Construction Co. Ltd.	120,208	2,976,834
Hyundai Glovis Co. Ltd.	28,848	3,655,699
Hyundai Mipo Dockyard Co. Ltd. (a)	37,380	1,923,427
Hyundai Mobis	98,104	15,170,331
Hyundai Motor Co. Ltd.	210,622	26,495,701
Hyundai Steel Co.	133,870	3,250,678
Industrial Bank of Korea	421,904	3,486,491
JYP Entertainment Corp.	44,099	3,351,828
Kakao Corp.	501,785	14,122,261
Kakao Games Corp. (a)	57,364	994,170
Kakao Pay Corp. (a)	41,853	1,065,400
KakaoBank Corp.	259,972	3,513,054
Kangwon Land, Inc.	162,556	1,767,378
KB Financial Group, Inc.	611,533	23,276,023
Kia Corp.	416,544	23,762,484
Korea Aerospace Industries Ltd.	114,558	3,763,910
Korea Electric Power Corp. (a)	397,073	4,962,764
Korea Investment Holdings Co. Ltd.	64,399	2,403,899
Korea Zinc Co. Ltd.	12,518	4,343,790
Korean Air Lines Co. Ltd.	284,954	4,329,197
KRAFTON, Inc. (a)	45,189	5,492,799
KT Corp.	104,253	2,518,368
KT&G Corp.	161,332	10,162,266
Kumho Petro Chemical Co. Ltd.	27,304	2,562,406
L&F Co. Ltd.	39,481	3,834,740
LG Chemical Ltd.	77,883	25,487,706
LG Corp.	146,475	8,371,656
LG Display Co. Ltd. (a)	361,552	3,266,734
LG Electronics, Inc.	171,016	12,667,674
LG Energy Solution (a)	74,379	21,290,529
LG H & H Co. Ltd.	14,113	3,303,806
LG Innotek Co. Ltd.	22,190	3,677,470
LG Uplus Corp.	334,145	2,500,608
Lotte Chemical Corp.	32,272	3,499,447
Lotte Energy Materials Corp.	36,322	1,038,999
Meritz Financial Holdings Co.	161,689	6,008,760
Mirae Asset Securities Co. Ltd.	417,478	2,042,070
NAVER Corp.	208,994	29,174,713
NCSOFT Corp.	22,165	3,823,701
Netmarble Corp. (a)(c)	32,920	943,703
NH Investment & Securities Co. Ltd.	230,866	1,653,876
Orion Corp./Republic of Korea	36,970	3,267,184
Pan Ocean Co., Ltd. (Korea)	392,013	1,249,689
Pearl Abyss Corp. (a)	49,791	1,821,422
POSCO	113,763	34,774,096
POSCO Chemtech Co. Ltd.	49,173	8,652,569
Posco International Corp.	81,941	3,051,881
S-Oil Corp.	68,979	3,399,245
Samsung Biologics Co. Ltd. (a)(c)	28,636	15,031,825
Samsung C&T Corp.	130,212	10,280,045
Samsung Electro-Mechanics Co. Ltd.	87,340	8,063,584
Samsung Electronics Co. Ltd.	7,524,574	373,979,550
Samsung Engineering Co. Ltd. (a)	244,817	4,308,416
Samsung Fire & Marine Insurance Co. Ltd.	47,847	9,135,865
Samsung Heavy Industries Co. Ltd. (a)	1,025,624	5,191,675
Samsung Life Insurance Co. Ltd.	124,444	6,652,771
Samsung SDI Co. Ltd.	87,544	27,678,391
Samsung SDS Co. Ltd.	60,198	6,161,443
Samsung Securities Co. Ltd.	96,336	2,519,911
Shinhan Financial Group Co. Ltd.	707,636	18,162,267
SK Biopharmaceuticals Co. Ltd. (a)	49,155	2,746,759
SK Bioscience Co. Ltd. (a)	43,109	1,937,343
SK Hynix, Inc.	864,342	74,950,026
SK IE Technology Co. Ltd. (a)(c)	38,832	1,709,756
SK Innovation Co., Ltd.	98,844	8,991,794
SK Square Co. Ltd. (a)	155,161	4,895,501
SK, Inc.	56,722	5,971,390
SKC Co. Ltd.	29,581	1,727,383
Woori Financial Group, Inc.	1,000,280	8,822,131
Yuhan Corp.	83,689	3,562,222
TOTAL KOREA (SOUTH)		1,112,648,523
Kuwait - 0.2%
Agility Public Warehousing Co. KSC (a)	2,471,203	4,200,526
Boubyan Bank KSC	2,167,404	4,104,375
Gulf Bank	2,871,778	2,199,423
Gulf Bank rights 11/12/23 (a)	222,926	4,611
Kuwait Finance House KSCP	12,992,443	28,718,148
Mabanee Co. SAKC	1,020,049	2,719,471
Mobile Telecommunication Co.	2,980,360	4,632,584
National Bank of Kuwait	11,918,277	33,777,117
TOTAL KUWAIT		80,356,255
Luxembourg - 0.1%
ArcelorMittal SA (Netherlands)	809,075	17,874,997
Eurofins Scientific SA (b)	216,274	10,945,394
Reinet Investments SCA	211,517	4,395,014
TOTAL LUXEMBOURG		33,215,405
Macau - 0.1%
Galaxy Entertainment Group Ltd.	3,481,239	19,569,667
Sands China Ltd. (a)	3,872,865	10,425,945
TOTAL MACAU		29,995,612
Malaysia - 0.4%
AMMB Holdings Bhd	2,600,200	2,085,992
Axiata Group Bhd	4,211,215	1,926,802
CelcomDigi Bhd	5,407,400	4,843,984
CIMB Group Holdings Bhd	10,376,388	12,431,918
Dialog Group Bhd	5,179,822	2,337,090
Gamuda Bhd	2,893,109	2,842,867
Genting Bhd	3,171,900	2,684,010
Genting Malaysia Bhd	4,651,500	2,363,696
Hong Leong Bank Bhd	1,036,300	4,219,608
Hong Leong Credit Bhd	343,800	1,278,510
IHH Healthcare Bhd	3,420,300	4,305,453
Inari Amertron Bhd	4,059,600	2,433,964
IOI Corp. Bhd	3,880,500	3,201,765
IOI Properties Group Bhd	11	4
Kuala Lumpur Kepong Bhd	767,013	3,540,648
Malayan Banking Bhd	8,482,468	16,062,044
Malaysia Airports Holdings Bhd	1,266,840	1,965,513
Maxis Bhd	3,611,100	3,002,591
MISC Bhd	2,146,600	3,267,936
MR DIY Group M Sdn Bhd (c)	4,844,150	1,504,998
Nestle (Malaysia) Bhd	108,500	2,819,710
Petronas Chemicals Group Bhd	4,341,900	6,695,239
Petronas Dagangan Bhd	442,200	2,140,764
Petronas Gas Bhd	1,211,800	4,414,009
PPB Group Bhd	981,520	3,155,330
Press Metal Aluminium Holdings	5,762,400	5,956,458
Public Bank Bhd	22,909,500	20,009,199
QL Resources Bhd	1,684,800	1,955,384
RHB Bank Bhd	2,493,677	2,920,852
Sime Darby Bhd	4,345,107	2,088,335
Sime Darby Plantation Bhd	3,185,624	2,904,111
Sime Darby Property Bhd	15	2
SP Setia Bhd	14	2
Telekom Malaysia Bhd	1,776,399	1,891,022
Tenaga Nasional Bhd	4,044,125	8,403,957
TOTAL MALAYSIA		141,653,767
Mexico - 0.7%
Alfa SA de CV Series A	4,725,700	2,946,190
America Movil S.A.B. de CV Series L	30,304,346	25,028,105
Arca Continental S.A.B. de CV	813,562	7,295,389
Banco del Bajio SA (c)	1,189,800	3,641,531
CEMEX S.A.B. de CV unit (a)	24,137,140	14,499,153
Coca-Cola FEMSA S.A.B. de CV unit	811,960	6,160,520
Fibra Uno Administracion SA de CV	4,645,100	7,051,771
Fomento Economico Mexicano S.A.B. de CV unit	3,087,100	34,941,130
Gruma S.A.B. de CV Series B	283,265	4,929,210
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B	632,600	7,379,339
Grupo Aeroportuario del Sureste S.A.B. de CV Series B	298,975	6,443,327
Grupo Bimbo S.A.B. de CV Series A (b)	2,142,400	8,719,802
Grupo Carso SA de CV Series A1	865,400	5,518,131
Grupo Financiero Banorte S.A.B. de CV Series O	4,107,100	33,332,457
Grupo Financiero Inbursa S.A.B. de CV Series O (a)	3,185,500	6,569,243
Grupo Mexico SA de CV Series B	4,928,123	20,099,001
Grupo Televisa SA de CV	3,712,800	1,703,081
Industrias Penoles SA de CV (a)(b)	307,340	3,431,046
Kimberly-Clark de Mexico SA de CV Series A (b)	2,356,200	4,319,286
Operadora de Sites Mexicanos, SA de CV (b)	1,953,200	1,660,800
Orbia Advance Corp. S.A.B. de CV	1,535,716	2,488,117
Promotora y Operadora de Infraestructura S.A.B. de CV	287,660	2,354,699
Southern Copper Corp. (b)	131,832	9,346,889
Wal-Mart de Mexico SA de CV Series V	8,263,300	29,576,280
TOTAL MEXICO		249,434,497
Netherlands - 3.6%
ABN AMRO Bank NV GDR (Bearer) (c)	642,854	8,628,385
Adyen BV (a)(c)	34,404	23,205,017
AEGON NV	2,691,367	13,054,019
Akzo Nobel NV	271,636	18,182,066
Argenx SE (a)	88,564	41,658,876
ASM International NV (Netherlands)	74,331	30,555,382
ASML Holding NV (Netherlands)	636,628	382,690,085
ASR Nederland NV	256,925	9,569,202
BE Semiconductor Industries NV	123,062	12,669,618
Euronext NV (c)	137,919	9,602,332
EXOR NV (b)	167,683	14,360,810
Heineken Holding NV	204,586	15,542,722
Heineken NV (Bearer)	454,069	40,795,124
IMCD NV	90,719	10,894,839
ING Groep NV (Certificaten Van Aandelen)	5,706,084	73,155,017
JDE Peet's BV	198,958	5,523,978
Koninklijke Ahold Delhaize NV	1,533,420	45,430,327
Koninklijke KPN NV	5,094,009	17,121,877
Koninklijke Philips Electronics NV	1,469,357	27,950,809
NN Group NV	399,722	12,820,037
OCI NV	163,217	3,801,125
Randstad NV	171,309	8,852,839
Shell PLC (London)	10,566,027	340,509,798
Stellantis NV (Italy)	3,488,999	64,974,093
Universal Music Group NV	1,295,960	31,736,545
Wolters Kluwer NV	406,488	52,085,710
TOTAL NETHERLANDS		1,315,370,632
New Zealand - 0.1%
Auckland International Airport Ltd.	1,951,985	8,349,178
Fisher & Paykel Healthcare Corp.	904,176	10,967,307
Mercury Nz Ltd.	1,112,400	3,826,592
Meridian Energy Ltd.	2,010,084	5,661,123
Spark New Zealand Ltd.	2,929,419	8,504,461
Xero Ltd. (a)	229,164	15,667,317
TOTAL NEW ZEALAND		52,975,978
Norway - 0.4%
Aker BP ASA	502,945	14,456,751
DNB Bank ASA	1,446,487	26,065,629
Equinor ASA	1,380,601	46,282,186
Equinor ASA sponsored ADR	45,714	1,525,476
Gjensidige Forsikring ASA	308,339	4,617,791
Kongsberg Gruppen ASA	136,618	5,576,769
Mowi ASA	704,803	11,438,668
Norsk Hydro ASA	2,062,625	11,762,546
Orkla ASA	1,203,807	8,291,230
Salmar ASA	112,439	5,322,532
Telenor ASA	1,114,016	11,383,537
TOTAL NORWAY		146,723,115
Peru - 0.0%
Compania de Minas Buenaventura SAA sponsored ADR	350,672	2,840,443
Credicorp Ltd. (United States)	109,208	13,646,632
TOTAL PERU		16,487,075
Philippines - 0.2%
Aboitiz Equity Ventures, Inc.	2,572,600	2,072,011
Ayala Corp.	449,135	4,790,647
Ayala Land, Inc.	10,406,070	5,108,168
Bank of the Philippine Islands (BPI)	3,094,360	5,473,163
BDO Unibank, Inc.	3,665,889	8,232,234
International Container Terminal Services, Inc.	1,564,340	5,529,341
JG Summit Holdings, Inc.	4,159,565	2,691,656
Jollibee Food Corp.	682,290	2,460,486
Manila Electric Co.	431,690	2,695,914
Metropolitan Bank & Trust Co.	2,731,311	2,512,561
PLDT, Inc.	115,060	2,452,773
SM Investments Corp.	377,575	5,323,714
SM Prime Holdings, Inc.	15,615,175	8,242,066
Universal Robina Corp.	1,337,310	2,571,993
TOTAL PHILIPPINES		60,156,727
Poland - 0.3%
Allegro.eu SA (a)(c)	737,136	5,276,445
Bank Polska Kasa Opieki SA	285,586	8,658,333
Budimex SA	19,809	2,210,380
CD Projekt RED SA	100,840	2,513,788
Cyfrowy Polsat SA	395,100	1,230,217
Dino Polska SA (a)(c)	76,255	7,214,448
KGHM Polska Miedz SA (Bearer)	217,816	5,804,738
LPP SA	1,731	5,572,669
mBank SA (a)	23,035	2,842,700
Orlen SA	927,686	14,646,341
PGE Polska Grupa Energetyczna SA (a)	1,398,669	2,423,401
Powszechna Kasa Oszczednosci Bank SA (a)	1,432,320	14,799,104
Powszechny Zaklad Ubezpieczen SA	938,904	10,612,699
Santander Bank Polska SA (a)	55,614	6,026,099
TOTAL POLAND		89,831,362
Portugal - 0.1%
Banco Espirito Santo SA (Reg.) (a)(d)	319,729	3
Energias de Portugal SA	4,993,517	20,976,052
Galp Energia SGPS SA Class B	775,633	11,662,108
Jeronimo Martins SGPS SA	449,549	10,360,045
TOTAL PORTUGAL		42,998,208
Qatar - 0.2%
Barwa Real Estate Co. (a)	3,280,844	2,279,741
Dukhan Bank	2,883,960	2,872,079
Industries Qatar QSC (a)	2,352,725	7,896,265
Masraf al Rayan	8,666,490	4,998,525
Mesaieed Petrochemical Holding Co. (a)	6,865,821	2,998,257
Ooredoo QSC	1,245,874	3,384,151
Qatar Electricity & Water Co. (a)	689,790	3,133,515
Qatar Fuel Co. (a)	920,855	3,755,753
Qatar Gas Transport Co. Ltd. (Nakilat) (a)	3,949,670	3,818,412
Qatar International Islamic Bank QSC (a)	1,545,172	3,925,526
Qatar Islamic Bank	2,623,016	12,535,149
Qatar National Bank SAQ	7,335,441	29,998,549
The Commercial Bank of Qatar (a)	5,021,587	7,069,666
TOTAL QATAR		88,665,588
Romania - 0.0%
NEPI Rockcastle PLC	818,914	4,422,905
Russia - 0.0%
Alrosa Co. Ltd. (d)	3,102,770	516,315
Gazprom OAO (d)	12,146,244	1,271,291
Gazprom OAO sponsored ADR (Reg. S) (a)(d)	1,078,053	246,270
Inter Rao Ues JSC (d)	42,112,900	232,235
LUKOIL PJSC (d)	451,803	139,877
LUKOIL PJSC sponsored ADR (a)(d)	52,271	14,787
MMC Norilsk Nickel PJSC (a)(d)	66,556	442,743
MMC Norilsk Nickel PJSC sponsored ADR (a)(d)	85,403	204,967
Mobile TeleSystems OJSC sponsored ADR (a)(d)	504,110	502,089
Moscow Exchange MICEX-RTS OAO (d)	1,699,470	326,765
Novatek PJSC GDR (Reg. S) (a)(d)	110,438	5,742,776
Novolipetsk Steel OJSC (a)(d)	1,805,640	17,339
Ozon Holdings PLC ADR (a)(d)	62,559	131,095
PhosAgro PJSC:
GDR (Reg. S) (a)(d)	158,247	3,246
sponsored GDR (Reg. S) (a)(d)	1,019	21
Polyus PJSC (a)(d)	41,353	97,270
Rosneft Oil Co. OJSC (d)	1,187,356	198,620
Rosneft Oil Co. OJSC GDR (Reg. S) (a)(d)	214,392	50,693
Sberbank of Russia (d)	13,066,303	80,356
Severstal PAO (a)(d)	245,384	5,480
Severstal PAO GDR (Reg. S) (a)(d)	10,278	243
Surgutneftegas OJSC (d)	6,111,900	74,806
Surgutneftegas OJSC sponsored ADR (a)(d)	214,357	39,585
Tatneft PAO (d)	1,520,327	189,142
Tatneft PAO sponsored ADR (a)(d)	24,387	22,517
TCS Group Holding PLC GDR (a)(d)	142,667	181,712
United Co. RUSAL International PJSC (d)	3,455,150	416,507
VK Co. Ltd. GDR (Reg. S) (a)(d)	120,267	35,738
VTB Bank OJSC (a)(d)	4,133,678,016	157,969
X5 Retail Group NV GDR (Reg. S) (a)(d)	152,037	35,878
Yandex NV Class A (a)(d)	371,380	1,386,893
TOTAL RUSSIA		12,765,225
Saudi Arabia - 1.1%
ACWA Power Co.	147,667	8,934,963
Advanced Petrochemicals Co.	202,799	2,016,314
Al Rajhi Bank	3,102,647	55,493,020
Alinma Bank	1,580,583	13,861,067
Almarai Co. Ltd.	387,928	5,780,247
Arab National Bank	1,048,517	6,640,570
Arabian Internet and Communications Services Co. Ltd.	37,234	3,104,487
Bank Al-Jazira (a)	623,646	2,719,599
Bank Albilad	762,410	7,559,882
Banque Saudi Fransi	917,625	8,768,754
Bupa Arabia for Cooperative Insurance Co.	116,559	6,617,728
Dallah Healthcare Co.	53,071	2,093,642
Dar Al Arkan Real Estate Development Co. (a)	821,618	3,306,971
Dr Sulaiman Al Habib Medical Services Group Co.	136,040	9,137,989
Elm Co.	37,299	6,971,441
Etihad Etisalat Co.	583,747	7,173,136
Jarir Marketing Co.	909,473	3,510,281
Luberef	81,294	2,795,321
Mobile Telecommunications Co. Saudi Arabia	684,924	2,519,445
Mouwasat Medical Services Co.	152,340	4,060,667
Nahdi Medical Co.	60,653	2,292,514
National Industrialization Co. (a)	506,912	1,570,081
Power & Water Utility Co. for Jubail & Yanbu	116,986	1,696,353
Rabigh Refining & Petrochemical Co. (a)	661,584	1,777,579
Riyad Bank	2,349,175	16,625,066
Sabic Agriculture-Nutrients Co.	378,350	13,493,771
Sahara International Petrochemical Co.	562,208	4,832,927
Saudi Arabian Mining Co.	2,067,486	19,839,401
Saudi Arabian Oil Co. (c)	4,168,694	37,002,215
Saudi Awwal Bank	1,616,437	14,412,469
Saudi Basic Industries Corp.	1,432,244	29,396,201
Saudi Electricity Co.	1,285,720	6,100,281
Saudi Industrial Investment Group	582,667	3,721,266
Saudi Investment Bank/The	758,127	2,970,590
Saudi Kayan Petrochemical Co. (a)	1,140,426	3,216,150
Saudi Research & Marketing Group (a)	55,753	2,095,419
Saudi Tadawul Group Holding Co.	74,631	3,306,235
Saudi Telecom Co.	3,189,253	32,644,023
The Co. for Cooperative Insurance	119,909	3,861,021
The Saudi National Bank	4,663,551	41,705,442
The Savola Group	405,641	3,935,743
Yanbu National Petrochemical Co.	429,029	4,328,486
TOTAL SAUDI ARABIA		413,888,757
Singapore - 1.0%
CapitaLand Ascendas REIT	5,815,215	11,049,170
CapitaLand Investment Ltd.	4,055,099	8,707,045
CapitaMall Trust	8,286,039	10,649,390
City Developments Ltd.	772,145	3,564,077
DBS Group Holdings Ltd.	2,867,483	68,886,497
Genting Singapore Ltd.	9,408,823	5,911,145
Grab Holdings Ltd. (a)(b)	2,913,671	8,944,970
Jardine Cycle & Carriage Ltd.	153,800	3,168,247
Keppel (REIT) (e)	473,431	274,904
Keppel Corp. Ltd.	2,367,157	10,745,347
Mapletree Logistics Trust (REIT)	5,391,933	5,790,126
Mapletree Pan Asia Commercial Trust	3,678,689	3,575,340
Oversea-Chinese Banking Corp. Ltd.	5,381,291	49,890,574
Sea Ltd. ADR (a)	579,941	24,183,540
Seatrium Ltd. (a)	69,011,886	5,652,010
Sembcorp Industries Ltd.	1,394,400	4,678,083
Singapore Airlines Ltd.	2,420,939	10,810,124
Singapore Exchange Ltd.	1,339,890	9,276,947
Singapore Technologies Engineering Ltd.	2,450,397	6,726,971
Singapore Telecommunications Ltd.	13,302,918	23,116,134
STMicroelectronics NV (France)	1,081,055	41,209,934
United Overseas Bank Ltd.	2,009,315	39,633,137
UOL Group Ltd.	721,249	3,106,300
TOTAL SINGAPORE		359,550,012
South Africa - 0.9%
Absa Group Ltd.	1,365,935	12,453,370
African Rainbow Minerals Ltd.	175,974	1,450,092
Anglo American Platinum Ltd.	103,214	3,448,543
Anglo American PLC (United Kingdom)	2,010,150	51,217,840
Aspen Pharmacare Holdings Ltd.	590,916	5,367,467
Bid Corp. Ltd.	535,935	11,369,730
Bidvest Group Ltd./The	448,862	6,353,550
Capitec Bank Holdings Ltd. (b)	138,753	12,320,373
Clicks Group Ltd.	376,817	5,552,731
Discovery Ltd.	832,078	5,740,501
Exxaro Resources Ltd.	375,608	3,767,870
FirstRand Ltd.	7,977,610	26,298,825
Gold Fields Ltd.	1,415,971	18,679,417
Growthpoint Properties Ltd. (b)	5,296,254	2,753,626
Harmony Gold Mining Co. Ltd.	864,991	3,965,871
Impala Platinum Holdings Ltd.	1,347,113	5,611,523
Kumba Iron Ore Ltd.	100,403	2,660,282
MTN Group Ltd.	2,699,771	13,179,083
Naspers Ltd. Class N	304,670	47,559,253
Nedbank Group Ltd.	698,439	7,516,347
Northam Platinum Holdings Ltd.	555,845	3,354,903
Old Mutual Ltd. (b)	7,564,301	4,809,495
OUTsurance Group Ltd.	1,307,630	2,828,901
Pepkor Holdings Ltd. (c)	3,119,738	2,845,636
Remgro Ltd.	863,984	6,679,158
Sanlam Ltd.	2,827,594	9,917,630
Sasol Ltd.	914,798	11,562,808
Shoprite Holdings Ltd.	804,634	10,310,972
Sibanye-Stillwater Ltd.	4,405,535	5,619,489
Standard Bank Group Ltd.	2,122,051	20,823,711
Thungela Resources Ltd.	1	9
Vodacom Group Ltd.	965,613	5,256,665
Woolworths Holdings Ltd.	1,479,255	5,507,472
TOTAL SOUTH AFRICA		336,783,143
Spain - 1.6%
Acciona SA	38,345	4,828,168
ACS Actividades de Construccion y Servicios SA	356,696	12,896,443
Aena SME SA (c)	119,621	17,308,581
Amadeus IT Holding SA Class A	710,699	40,472,135
Banco Bilbao Vizcaya Argentaria SA	9,417,666	74,090,988
Banco Santander SA (Spain) (b)	25,559,369	93,735,780
Banco Santander SA (Spain) sponsored ADR	64	232
CaixaBank SA	6,527,999	26,539,849
Cellnex Telecom SA (c)	895,197	26,315,309
Corp. ACCIONA Energias Renovables SA	106,698	2,887,909
EDP Renovaveis SA	477,728	7,678,302
Enagas SA (b)	382,891	6,399,138
Endesa SA	507,184	9,533,612
Grifols SA (a)	463,239	5,188,271
Iberdrola SA	9,614,586	106,933,596
Industria de Diseno Textil SA (b)	1,723,642	59,364,221
Naturgy Energy Group SA (b)	192,356	5,434,301
Redeia Corp. SA	627,637	9,765,630
Repsol SA	2,040,348	29,846,685
Telefonica SA	8,202,953	31,685,047
TOTAL SPAIN		570,904,197
Sweden - 1.7%
Alfa Laval AB	458,452	14,810,171
ASSA ABLOY AB (B Shares)	1,574,143	33,552,978
Atlas Copco AB:
(A Shares) (b)	4,346,814	56,286,989
(B Shares) (b)	2,334,735	26,155,424
Beijer Ref AB (B Shares) (b)	588,785	5,575,351
Boliden AB	434,957	11,134,559
Epiroc AB:
(A Shares)	1,060,644	17,473,814
(B Shares)	593,812	8,229,620
EQT AB (b)	567,823	10,321,326
Ericsson (B Shares) (b)	4,650,196	20,831,623
Essity AB (B Shares)	965,098	21,986,609
Evolution AB (c)	289,701	25,742,953
Fastighets AB Balder (a)	1,002,948	4,240,029
Getinge AB (B Shares)	354,411	6,362,758
H&M Hennes & Mauritz AB (B Shares) (b)	1,009,426	13,501,275
Hexagon AB (B Shares)	3,290,894	26,819,591
Holmen AB (B Shares)	147,855	5,572,486
Husqvarna AB (B Shares) (b)	610,384	3,942,565
Industrivarden AB:
(A Shares)	186,202	4,807,494
(C Shares)	248,375	6,390,470
Indutrade AB	419,503	7,409,217
Investment AB Latour (B Shares)	232,798	4,019,889
Investor AB:
(A Shares)	674,957	12,256,609
(B Shares)	2,149,939	39,368,376
L E Lundbergforetagen AB	119,693	4,875,669
Lifco AB	360,339	6,578,940
Nibe Industrier AB (B Shares) (b)	2,404,118	13,822,798
Saab AB (B Shares)	123,636	6,335,508
Sagax AB	302,732	5,464,795
Sandvik AB	1,682,218	28,653,250
Securitas AB (B Shares)	754,175	6,030,724
Skandinaviska Enskilda Banken AB (A Shares)	2,491,617	27,745,521
Skanska AB (B Shares)	531,138	7,962,942
SKF AB (B Shares)	545,530	8,801,827
Svenska Cellulosa AB SCA (B Shares)	969,471	13,283,875
Svenska Handelsbanken AB (A Shares)	2,299,791	19,607,319
Swedbank AB (A Shares)	1,339,251	21,926,022
Swedish Orphan Biovitrum AB (a)	339,941	6,986,142
Tele2 AB (B Shares)	846,211	5,999,502
Telia Co. AB (b)	3,842,917	8,146,781
Volvo AB:
(A Shares)	302,905	6,062,198
(B Shares)	2,386,207	47,221,992
Volvo Car AB (a)(b)	921,020	3,160,980
TOTAL SWEDEN		635,458,961
Switzerland - 3.8%
ABB Ltd. (Reg.)	2,526,805	84,894,884
Adecco SA (Reg.)	258,187	9,718,378
Alcon, Inc. (Switzerland)	789,022	56,224,269
Avolta AG (a)	149,084	5,197,003
Bachem Holding AG (B Shares)	51,785	3,734,509
Baloise Holdings AG	73,673	10,544,962
Banque Cantonale Vaudoise (b)	46,616	5,257,848
Barry Callebaut AG	5,842	8,830,594
BKW AG	32,537	5,458,304
Clariant AG (Reg.)	344,307	4,871,358
Compagnie Financiere Richemont SA Series A	824,680	97,292,049
DSM-Firmenich AG	294,899	26,706,873
Ems-Chemie Holding AG (b)	10,944	7,459,221
Geberit AG (Reg.)	52,644	24,410,751
Givaudan SA	14,625	48,554,389
Helvetia Holding AG (Reg.)	57,547	7,705,408
Julius Baer Group Ltd.	328,245	19,452,357
Kuehne & Nagel International AG	86,621	23,282,399
Lindt & Spruengli AG	161	17,522,124
Lindt & Spruengli AG (participation certificate)	1,600	17,677,129
Logitech International SA (Reg.)	260,801	20,401,912
Lonza Group AG	117,734	41,230,916
Novartis AG	3,236,872	303,034,556
Partners Group Holding AG	35,934	37,796,571
Sandoz Group AG (b)	647,374	16,831,083
Schindler Holding AG:
(participation certificate)	63,722	12,833,365
(Reg.)	38,138	7,399,942
SGS SA (Reg.)	238,347	19,384,281
Sig Group AG (b)	490,185	10,772,053
Sika AG	231,597	55,222,766
Sonova Holding AG	82,553	19,466,409
Straumann Holding AG	177,486	20,867,507
Swatch Group AG (Bearer)	48,542	12,390,977
Swatch Group AG (Bearer) (Reg.)	70,669	3,410,509
Swiss Life Holding AG	47,339	30,277,393
Swiss Prime Site AG	122,731	11,387,343
Swisscom AG	40,738	24,362,636
Temenos Group AG	98,417	7,047,637
UBS Group AG	5,194,714	121,180,488
UBS Group AG	657	15,413
VAT Group AG (c)	42,921	15,131,935
Zurich Insurance Group Ltd.	236,434	111,920,497
TOTAL SWITZERLAND		1,387,160,998
Taiwan - 4.1%
Accton Technology Corp.	784,000	12,138,154
Acer, Inc.	4,563,060	4,818,918
Advantech Co. Ltd.	730,303	7,494,246
ASE Technology Holding Co. Ltd.	4,878,943	17,067,932
Asia Cement Corp.	3,656,785	4,512,194
ASUSTeK Computer, Inc.	1,129,422	11,833,019
AUO Corp.	10,157,600	4,912,949
Catcher Technology Co. Ltd.	980,000	5,493,464
Cathay Financial Holding Co. Ltd.	15,197,184	20,607,458
Chailease Holding Co. Ltd.	2,455,727	13,310,954
Chang Hwa Commercial Bank	8,558,350	4,530,536
Cheng Shin Rubber Industry Co. Ltd.	3,006,513	4,105,366
China Airlines Ltd.	4,472,000	2,678,703
China Development Financial Ho (a)	24,797,457	8,661,492
China Steel Corp.	18,924,421	14,107,763
Chunghwa Picture Tubes, Ltd. (a)(d)	551	0
Chunghwa Telecom Co. Ltd.	6,055,400	21,640,717
Compal Electronics, Inc.	6,496,394	5,646,441
CTBC Financial Holding Co. Ltd.	28,274,255	21,277,036
Delta Electronics, Inc.	3,101,383	27,927,800
E Ink Holdings, Inc.	1,331,000	6,920,026
E.SUN Financial Holdings Co. Ltd.	22,663,272	16,686,329
ECLAT Textile Co. Ltd.	299,420	4,761,971
eMemory Technology, Inc.	101,000	6,322,923
EVA Airways Corp.	4,016,000	3,403,003
Evergreen Marine Corp. (Taiwan)	1,617,221	5,377,608
Far Eastern New Century Corp.	4,656,032	4,238,902
Far EasTone Telecommunications Co. Ltd.	2,496,000	5,842,191
Feng Tay Enterprise Co. Ltd.	762,710	4,208,305
First Financial Holding Co. Ltd.	17,559,419	14,039,286
Formosa Chemicals & Fibre Corp.	5,467,620	10,279,271
Formosa Petrochemical Corp.	1,735,000	4,235,403
Formosa Plastics Corp.	6,162,640	14,644,535
Fubon Financial Holding Co. Ltd.	12,418,311	23,075,241
Giant Manufacturing Co. Ltd.	493,272	2,492,344
Gigabyte Technology Co. Ltd.	790,000	5,363,080
Global Unichip Corp.	135,000	6,028,912
GlobalWafers Co. Ltd.	338,000	4,964,743
Hon Hai Precision Industry Co. Ltd. (Foxconn)	19,765,593	58,949,210
Hotai Motor Co. Ltd.	475,180	8,859,620
Hua Nan Financial Holdings Co. Ltd.	13,791,634	8,642,402
Innolux Corp.	13,356,597	5,031,121
Inventec Corp.	4,176,209	5,227,778
Largan Precision Co. Ltd.	156,000	9,983,614
Lite-On Technology Corp.	3,223,053	10,027,286
MediaTek, Inc.	2,403,989	62,694,257
Mega Financial Holding Co. Ltd.	18,048,846	20,464,872
Micro-Star International Co. Ltd.	1,112,000	5,688,313
momo.com, Inc.	129,360	2,131,041
Nan Ya Plastics Corp.	7,601,980	14,533,838
Nan Ya Printed Circuit Board Corp.	352,000	2,581,726
Nanya Technology Corp.	1,923,000	3,852,222
Nien Made Enterprise Co. Ltd.	272,000	2,404,624
Novatek Microelectronics Corp.	924,000	13,002,738
Pegatron Corp.	3,098,652	7,225,516
PharmaEssentia Corp. (a)	370,000	3,679,229
Pou Chen Corp.	3,360,240	2,992,886
Powerchip Semiconductor Manufacturing Corp.	4,725,554	3,884,343
President Chain Store Corp.	885,000	7,034,179
Quanta Computer, Inc.	4,285,000	25,280,467
Realtek Semiconductor Corp.	757,744	9,436,394
Ruentex Development Co. Ltd.	2,430,661	2,435,777
Shin Kong Financial Holding Co. Ltd. (a)	20,582,616	5,525,223
Sinopac Financial Holdings Co.	16,352,301	9,011,610
Synnex Technology International Corp.	1,941,920	4,118,176
Taishin Financial Holdings Co. Ltd.	17,420,737	9,284,486
Taiwan Business Bank	9,618,432	3,789,287
Taiwan Cement Corp.	10,429,302	10,383,927
Taiwan Cooperative Financial Holding Co. Ltd.	16,384,294	12,713,703
Taiwan High Speed Rail Corp.	3,034,000	2,752,572
Taiwan Mobile Co. Ltd.	2,673,400	7,894,528
Taiwan Semiconductor Manufacturing Co. Ltd.	38,914,000	635,074,125
The Shanghai Commercial & Savings Bank Ltd.	5,980,811	7,918,421
Uni-President Enterprises Corp.	7,788,620	16,327,538
Unimicron Technology Corp.	2,197,000	9,790,886
United Microelectronics Corp.	17,902,000	25,725,292
Vanguard International Semiconductor Corp.	1,397,000	3,031,560
Voltronic Power Technology Corp.	102,000	4,087,450
Walsin Lihwa Corp.	4,374,600	4,652,226
Wan Hai Lines Ltd.	1,097,050	1,566,765
Winbond Electronics Corp.	4,626,000	3,582,029
Winbond Electronics Corp. rights 11/3/23 (a)	185,969	16,901
Wistron Corp.	4,148,000	11,557,794
Wiwynn Corp.	136,000	6,439,145
WPG Holding Co. Ltd.	2,546,378	5,630,355
Yageo Corp.	524,909	8,551,286
Yang Ming Marine Transport Corp.	2,700,000	3,516,413
Yuanta Financial Holding Co. Ltd.	16,369,195	12,288,984
Zhen Ding Technology Holding Ltd.	1,027,230	3,103,374
TOTAL TAIWAN		1,480,026,724
Thailand - 0.5%
Advanced Info Service PCL (For. Reg.)	834,600	5,083,564
Advanced Information Service PCL NVDR	1,156,100	7,041,826
Airports of Thailand PCL:
(For. Reg.) (a)	2,874,900	5,308,051
NVDR (a)	3,766,200	6,953,697
Asset World Corp. PCL:
(For. Reg.)	7,773,300	743,841
NVDR	6,688,800	640,063
B. Grimm Power PCL:
(For. Reg.)	718,200	439,358
NVDR	423,100	258,831
Bangkok Dusit Medical Services PCL:
(For. Reg.)	8,118,600	5,951,626
NVDR	9,183,400	6,732,215
Bangkok Expressway and Metro PCL:
(For. Reg.)	5,767,300	1,259,945
NVDR	6,120,100	1,337,019
Banpu PCL NVDR	11,540,100	2,425,881
Berli Jucker PCL:
(For. Reg.)	600,400	469,726
NVDR	937,500	733,458
BTS Group Holdings PCL:
(For. Reg.)	3,939,900	819,435
NVDR	8,119,300	1,674,176
Bumrungrad Hospital PCL:
(For. Reg.)	333,600	2,397,753
NVDR	664,900	4,778,974
Central Pattana PCL:
(For. Reg.)	1,878,700	3,250,183
NVDR	1,253,900	2,169,268
Central Retail Corp. PCL:
(For. Reg.)	1,222,150	1,243,013
NVDR	1,579,300	1,606,259
Charoen Pokphand Foods PCL:
(For. Reg.)	3,517,640	1,819,701
NVDR	2,490,400	1,288,302
CP ALL PCL:
(For. Reg.)	4,316,600	6,597,344
NVDR	5,316,800	8,126,015
CP Axtra PCL NVDR	3,268,200	2,555,384
Delta Electronics PCL:
(For. Reg.)	2,269,000	4,959,738
NVDR	2,684,200	5,867,884
Electricity Generating PCL:
(For. Reg.)	176,400	595,487
NVDR	202,800	684,608
Energy Absolute PCL:
(For. Reg.)	1,264,600	1,469,967
NVDR	1,344,400	1,562,726
Global Power Synergy Public Co. Ltd.:
(For. Reg.)	472,100	509,667
NVDR	783,200	845,523
Gulf Energy Development PCL:
(For. Reg.)	1,254,900	1,501,962
NVDR	3,273,100	3,917,500
Home Product Center PCL:
(For. Reg.)	4,757,447	1,566,392
NVDR	4,300,100	1,415,810
Indorama Ventures PCL NVDR	2,593,300	1,699,224
Intouch Holdings PCL:
(For. Reg.)	737,800	1,449,289
NVDR	736,100	1,445,950
Kasikornbank PCL NVDR	910,600	3,311,864
Krung Thai Bank PCL:
(For. Reg.)	1,971,475	1,025,110
NVDR	3,607,800	1,875,951
Krungthai Card PCL:
(For. Reg.)	402,600	487,389
NVDR	1,184,500	1,433,958
Land & House PCL:
(For. Reg.)	7,055,500	1,473,916
NVDR	7,750,000	1,619,000
Minor International PCL:
(For. Reg.)	2,307,541	1,788,273
NVDR	2,760,082	2,138,978
Muangthai Leasing PCL:
(For. Reg.)	559,091	564,653
NVDR	617,000	623,139
Osotspa PCL:
(For. Reg.)	496,400	322,814
NVDR	1,539,000	1,000,828
PTT Exploration and Production PCL:
(For. Reg.)	1,205,451	5,474,627
NVDR	930,200	4,224,558
PTT Global Chemical PCL:
(For. Reg.)	1,977,086	1,888,336
NVDR	1,504,100	1,436,582
PTT Oil & Retail Business PCL NVDR	4,593,200	2,326,057
PTT PCL:
(For. Reg.)	7,492,700	6,896,824
NVDR	8,003,800	7,367,277
Ratch Group PCL:
(For. Reg.)	514,200	458,781
NVDR unit	1,166,300	1,040,599
SCB X PCL:
(For. Reg.)	291,200	793,979
NVDR	1,002,100	2,732,302
SCG Packaging PCL NVDR	1,999,600	1,992,485
Siam Cement PCL:
(For. Reg.)	548,850	4,372,285
NVDR	655,800	5,224,277
Thai Oil PCL:
(For. Reg.)	934,645	1,216,962
NVDR	880,054	1,145,882
TMBThanachart Bank PCL NVDR	37,021,300	1,710,272
True Corp. PCL	9,429,253	1,581,418
True Corp. PCL NVDR	4,882,205	818,814
TOTAL THAILAND		183,564,825
Turkey - 0.2%
Akbank TAS	4,832,862	5,027,538
Aselsan A/S	2,195,754	3,205,327
Bim Birlesik Magazalar A/S JSC	705,676	6,777,859
Eregli Demir ve Celik Fabrikalari T.A.S. (a)	2,134,301	2,853,347
Ford Otomotiv Sanayi A/S	109,011	3,026,752
Haci Omer Sabanci Holding A/S	1,643,664	3,105,168
Hektas Ticaret A/S (a)	1,736,311	1,343,960
Koc Holding A/S	1,174,203	5,672,148
Koza Altin Isletmeleri A/S	1,528,428	1,185,211
Pegasus Hava Tasimaciligi A/S (a)	78,297	1,949,182
Sasa Polyester Sanayi A/S	1,634,967	2,468,681
Tofas Turk Otomobil Fabrikasi A/S	189,523	1,610,854
Turk Hava Yollari AO (a)	851,181	6,531,304
Turkcell Iletisim Hizmet A/S	1,856,995	3,147,533
Turkiye Is Bankasi A/S Series C	5,419,941	4,015,303
Turkiye Petrol Rafinerileri A/S	1,495,832	7,495,204
Turkiye Sise ve Cam Fabrikalari A/S	2,101,495	3,512,973
Yapi ve Kredi Bankasi A/S	5,220,042	3,177,822
TOTAL TURKEY		66,106,166
United Arab Emirates - 0.4%
Abu Dhabi Commercial Bank PJSC	4,548,815	9,944,728
Abu Dhabi Islamic Bank (a)	2,256,222	6,327,004
Abu Dhabi National Oil Co. for Distribution PJSC	4,834,374	4,422,406
Aldar Properties PJSC	5,988,264	8,477,804
Americana Restaurants International PLC	3,932,347	3,961,253
Dubai Islamic Bank Pakistan Ltd.	4,525,184	6,652,871
Emaar Properties PJSC	10,717,055	19,520,038
Emirates NBD Bank PJSC	3,116,385	14,381,357
Emirates Telecommunications Corp.	5,507,620	27,680,551
First Abu Dhabi Bank PJSC	7,013,906	24,213,539
Multiply Group (a)	6,074,844	5,623,324
NMC Health PLC (a)(d)	75,611	15
TOTAL UNITED ARAB EMIRATES		131,204,890
United Kingdom - 7.0%
3i Group PLC	1,535,890	36,212,585
Abrdn PLC	3,055,112	5,816,941
Admiral Group PLC	328,820	9,763,798
AngloGold Ashanti PLC	667,302	12,334,570
Ashtead Group PLC	691,080	39,512,339
Associated British Foods PLC	544,928	13,418,861
AstraZeneca PLC (United Kingdom)	2,448,210	306,525,078
Auto Trader Group PLC (c)	1,474,648	11,154,612
Aviva PLC	4,299,799	20,826,381
BAE Systems PLC	4,821,753	64,835,133
Barclays PLC	24,577,207	39,447,590
Barratt Developments PLC	1,586,333	7,980,441
Berkeley Group Holdings PLC	169,024	8,291,567
BP PLC	25,864,800	157,930,977
BP PLC sponsored ADR	266,305	9,741,437
British American Tobacco PLC (United Kingdom)	3,353,264	100,170,202
BT Group PLC	10,569,947	14,485,265
Bunzl PLC	532,690	18,983,470
Burberry Group PLC	599,920	12,337,603
Centrica PLC	8,822,522	16,867,805
CK Hutchison Holdings Ltd.	4,270,723	21,619,622
CNH Industrial NV (b)	1,618,887	17,925,962
Coca-Cola European Partners PLC	326,145	19,082,744
Compass Group PLC	2,733,082	68,904,786
Croda International PLC	222,764	11,853,807
DCC PLC (United Kingdom)	158,663	8,803,463
Diageo PLC	3,541,910	133,940,957
Entain PLC	1,017,283	11,503,992
Halma PLC	607,898	13,632,145
Hargreaves Lansdown PLC	547,446	4,701,669
HSBC Holdings PLC (United Kingdom)	31,164,489	225,020,870
Imperial Brands PLC	1,370,643	29,200,440
Informa PLC	2,234,234	19,324,208
InterContinental Hotel Group PLC	267,480	18,954,318
Intertek Group PLC	258,541	12,013,535
J Sainsbury PLC	2,579,867	8,068,154
JD Sports Fashion PLC	3,999,380	6,197,834
Johnson Matthey PLC	285,558	5,185,397
Kingfisher PLC	2,958,378	7,554,273
Land Securities Group PLC	1,172,603	8,109,617
Legal & General Group PLC	9,477,987	24,353,321
Lloyds Banking Group PLC	101,556,493	49,427,544
London Stock Exchange Group PLC	669,396	67,538,773
M&G PLC	3,689,109	8,887,144
Melrose Industries PLC	2,155,681	12,235,972
National Grid PLC	5,798,709	69,137,875
NatWest Group PLC	9,204,369	20,027,025
Next PLC	188,831	15,799,788
Ocado Group PLC (a)	899,678	5,088,119
Pearson PLC	733,970	8,496,243
Pearson PLC sponsored ADR (b)	294,486	3,398,368
Pepco Group NV (a)	257,873	1,043,847
Persimmon PLC	491,875	6,074,151
Phoenix Group Holdings PLC	1,161,082	6,404,194
Reckitt Benckiser Group PLC	1,129,928	75,600,049
RELX PLC (London Stock Exchange)	2,986,922	104,326,362
Rentokil Initial PLC	3,987,044	20,303,985
Rolls-Royce Holdings PLC (a)	13,323,668	35,070,913
Sage Group PLC	1,626,471	19,187,735
Schroders PLC	1,250,448	5,612,832
Segro PLC	1,865,704	16,163,951
Severn Trent PLC	408,459	13,186,017
Smith & Nephew PLC	1,387,346	15,525,975
Smiths Group PLC	558,469	10,952,295
Spirax-Sarco Engineering PLC	117,427	11,692,167
SSE PLC	1,729,360	34,324,853
St. James's Place PLC	852,006	6,623,510
Standard Chartered PLC (United Kingdom)	3,743,716	28,666,888
Taylor Wimpey PLC	5,478,856	7,378,477
Tesco PLC	11,276,456	37,004,394
Unilever PLC	3,961,721	187,629,818
United Utilities Group PLC	1,101,487	14,246,156
Vodafone Group PLC	34,578,252	31,830,647
Vodafone Group PLC sponsored ADR	183,947	1,699,670
Whitbread PLC	312,381	12,635,866
Wise PLC (a)	953,586	7,714,544
WPP PLC	1,721,910	14,827,765
TOTAL UNITED KINGDOM		2,568,351,681
United States of America - 4.5%
Brookfield Renewable Corp.	207,853	4,728,871
BRP, Inc.	56,564	3,823,143
CRH PLC	1,142,789	61,407,818
CSL Ltd.	762,775	112,732,140
CyberArk Software Ltd. (a)	67,151	10,988,590
Experian PLC	1,453,349	44,002,843
Ferrovial SE	798,895	24,040,639
Ferrovial SE rights (a)(b)(e)	798,895	361,455
GSK PLC	6,468,750	115,316,947
Haleon PLC	8,754,838	35,090,183
Holcim AG	833,604	51,391,758
James Hardie Industries PLC CDI (a)	697,911	17,412,482
JBS SA	1,203,200	4,780,105
Legend Biotech Corp. ADR (a)	92,680	6,123,368
Monday.com Ltd. (a)	33,682	4,378,323
Nestle SA (Reg. S)	4,213,054	454,330,606
Parade Technologies Ltd.	120,000	3,931,396
QIAGEN NV (Germany) (a)	357,651	13,290,480
Roche Holding AG:
(Bearer)	50,132	13,623,515
(participation certificate)	1,109,647	285,966,730
Sanofi SA	1,794,447	162,946,949
Schneider Electric SA	859,064	132,173,245
Swiss Re Ltd.	476,096	51,877,794
Tenaris SA	745,172	11,700,843
TOTAL UNITED STATES OF AMERICA		1,626,420,223
Zambia - 0.0%
First Quantum Minerals Ltd.	933,810	10,821,220
TOTAL COMMON STOCKS (Cost $35,005,143,767)		34,639,996,147

Nonconvertible Preferred Stocks - 0.9%
	Shares	Value ($)
Brazil - 0.4%
Ambev SA sponsored ADR	427,222	1,080,872
Banco Bradesco SA:
(PN)	8,332,734	23,121,922
(PN) sponsored ADR (b)	1,102,352	3,075,562
Centrais Eletricas Brasileiras SA (Electrobras) (PN-B)	475,542	3,626,636
Companhia Energetica de Minas Gerais (CEMIG) (PN)	2,169,554	5,051,929
Gerdau SA	1,792,382	7,739,407
Itau Unibanco Holding SA	6,827,061	36,317,107
Itau Unibanco Holding SA sponsored ADR	837,131	4,445,166
Itausa-Investimentos Itau SA (PN)	8,265,798	14,165,021
Petroleo Brasileiro SA - Petrobras:
(PN) (non-vtg.)	6,647,240	45,802,572
(PN) sponsored ADR (non-vtg.) (b)	905,983	12,529,745
sponsored ADR	149,348	2,240,220
TOTAL BRAZIL		159,196,159
Chile - 0.0%
Sociedad Quimica y Minera de Chile SA (PN-B)	230,503	11,151,709
Colombia - 0.0%
Bancolombia SA (PN)	754,127	4,836,966
France - 0.0%
Air Liquide SA (a)	46,389	7,948,860
Germany - 0.3%
Bayerische Motoren Werke AG (BMW) (non-vtg.)	62,243	5,278,624
Dr. Ing. h.c. F. Porsche AG Series F (c)	179,721	15,696,037
Henkel AG & Co. KGaA	270,368	19,476,080
Porsche Automobil Holding SE (Germany)	244,310	10,934,853
Sartorius AG (non-vtg.)	41,699	10,421,548
Volkswagen AG	325,672	34,537,750
TOTAL GERMANY		96,344,892
Korea (South) - 0.2%
AMOREPACIFIC Corp.	7,985	215,923
Hyundai Motor Co. Ltd.	41,134	3,033,116
Hyundai Motor Co. Ltd. Series 2	66,197	4,910,623
LG Chemical Ltd.	13,021	2,715,482
LG H & H Co. Ltd.	1,295	135,888
Samsung Electronics Co. Ltd.	1,326,911	52,898,028
TOTAL KOREA (SOUTH)		63,909,060
Russia - 0.0%
Surgutneftegas OJSC (d)	8,898,217	154,852
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $391,430,052)		343,542,498

Nonconvertible Bonds - 0.0%
		Principal Amount (f)	Value ($)
India - 0.0%
NTPC Ltd. 8.49% 3/25/25 (Cost $46,681)	INR	233,068	29,520

U.S. Government and Government Agency Obligations - 0.1%
	Principal Amount (f)	Value ($)
U.S. Treasury Obligations - 0.1%
U.S. Treasury Bills, yield at date of purchase 5.42% 2/22/24 (g) (Cost $39,334,995)	40,000,000	39,332,672

Money Market Funds - 5.1%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (h)	1,204,258,069	1,204,498,921
Fidelity Securities Lending Cash Central Fund 5.40% (h)(i)	645,987,557	646,052,156
TOTAL MONEY MARKET FUNDS (Cost $1,850,550,947)		1,850,551,077

TOTAL INVESTMENT IN SECURITIES - 101.0% (Cost $37,286,506,442)	36,873,451,914
NET OTHER ASSETS (LIABILITIES) - (1.0)%	(381,560,639)
NET ASSETS - 100.0%	36,491,891,275

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE MSCI EAFE Index Contracts (United States)	9,789	Dec 2023	966,223,245	(39,855,997)	(39,855,997)
ICE MSCI Emerging Markets Index Contracts (United States)	9,386	Dec 2023	431,380,560	(19,635,492)	(19,635,492)
TME S&P/TSX 60 Index Contracts (Canada)	680	Dec 2023	111,310,618	(4,989,114)	(4,989,114)

TOTAL FUTURES CONTRACTS					(64,480,603)
The notional amount of futures purchased as a percentage of Net Assets is 4.1%

Currency Abbreviations
INR	-	Indian rupee

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $809,295,048 or 2.2% of net assets.

(d)	Level 3 security
(e)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(f)	Amount is stated in United States dollars unless otherwise noted.
(g)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $39,332,672.
(h)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(i)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	397,660,148	7,617,588,722	6,810,749,950	45,499,626	279	(278)	1,204,498,921	2.6%
Fidelity Securities Lending Cash Central Fund 5.40%	772,628,901	8,099,201,240	8,225,777,985	8,231,219	-	-	646,052,156	2.7%
Total	1,170,289,049	15,716,789,962	15,036,527,935	53,730,845	279	(278)	1,850,551,077

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	1,913,022,738	390,565,693	1,520,532,325	1,924,720
Consumer Discretionary	4,123,185,432	1,199,857,083	2,923,197,254	131,095
Consumer Staples	2,977,645,567	700,775,084	2,276,834,604	35,879
Energy	2,141,705,934	829,769,638	1,303,791,080	8,145,216
Financials	7,407,042,723	3,031,429,250	4,374,866,668	746,805
Health Care	3,342,814,175	498,942,215	2,843,871,945	15
Industrials	4,487,896,918	1,498,452,187	2,989,444,731	-
Information Technology	4,029,741,081	406,096,762	3,623,644,317	2
Materials	2,727,366,911	1,096,259,009	1,629,403,771	1,704,131
Real Estate	706,314,945	172,767,194	533,547,751	-
Utilities	1,126,802,221	436,452,564	690,117,420	232,237

Corporate Bonds	29,520	-	29,520	-

U.S. Government and Government Agency Obligations	39,332,672	-	39,332,672	-

Money Market Funds	1,850,551,077	1,850,551,077	-	-
Total Investments in Securities:	36,873,451,914	12,111,917,756	24,748,614,058	12,920,100
Derivative Instruments: Liabilities
Futures Contracts	(64,480,603)	(64,480,603)	-	-
Total Liabilities	(64,480,603)	(64,480,603)	-	-
Total Derivative Instruments:	(64,480,603)	(64,480,603)	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	0	(64,480,603)
Total Equity Risk	0	(64,480,603)
Total Value of Derivatives	0	(64,480,603)

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Financial Statements
Statement of Assets and Liabilities
		October 31, 2023

Assets
Investment in securities, at value (including securities loaned of $609,582,954) - See accompanying schedule:
Unaffiliated issuers (cost $35,435,955,495)	$35,022,900,837
Fidelity Central Funds (cost $1,850,550,947)	1,850,551,077

Total Investment in Securities (cost $37,286,506,442)		$36,873,451,914
Segregated cash with brokers for derivative instruments		9,278,267
Cash		4,012
Foreign currency held at value (cost $48,926,132)		48,519,768
Receivable for investments sold		11,128
Receivable for fund shares sold		127,980,151
Dividends receivable		72,529,543
Reclaims receivable		44,583,804
Interest receivable		110
Distributions receivable from Fidelity Central Funds		5,225,654
Receivable for daily variation margin on futures contracts		185,244
Receivable from investment adviser for expense reductions		71,559
Other receivables		86,088
Total assets		37,181,927,242
Liabilities
Payable for investments purchased
Regular delivery	$593
Delayed delivery	638,083
Payable for fund shares redeemed	740,206
Deferred taxes	41,134,653
Other payables and accrued expenses	1,450,396
Collateral on securities loaned	646,072,036
Total Liabilities		690,035,967
Net Assets		$36,491,891,275
Net Assets consist of:
Paid in capital		$37,806,758,867
Total accumulated earnings (loss)		(1,314,867,592)
Net Assets		$36,491,891,275
Net Asset Value, offering price and redemption price per share ($36,491,891,275 ÷ 2,911,544,243 shares)		$12.53

Statement of Operations
		Year ended October 31, 2023
Investment Income
Dividends		$1,166,300,803
Interest		2,873,998
Income from Fidelity Central Funds (including $8,231,219 from security lending)		53,730,845
Income before foreign taxes withheld		$1,222,905,646
Less foreign taxes withheld		(112,647,328)
Total Income		1,110,258,318
Expenses
Custodian fees and expenses	$5,383,201
Independent trustees' fees and expenses	120,061
Interest	116,239
Miscellaneous	20
Total expenses before reductions	5,619,521
Expense reductions	(775,962)
Total expenses after reductions		4,843,559
Net Investment income (loss)		1,105,414,759
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $1,459,859)	(782,165,377)
Fidelity Central Funds	279
Foreign currency transactions	(536,535)
Futures contracts	145,704,606
Total net realized gain (loss)		(636,997,027)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers(net of increase in deferred foreign taxes of $5,127,377)	3,195,038,147
Fidelity Central Funds	(278)
Assets and liabilities in foreign currencies	2,553,710
Futures contracts	(81,261,192)
Total change in net unrealized appreciation (depreciation)		3,116,330,387
Net gain (loss)		2,479,333,360
Net increase (decrease) in net assets resulting from operations		$3,584,748,119
Statement of Changes in Net Assets

	Year ended October 31, 2023	Year ended October 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,105,414,759	$959,918,355
Net realized gain (loss)	(636,997,027)	(629,944,936)
Change in net unrealized appreciation (depreciation)	3,116,330,387	(8,932,760,322)
Net increase (decrease) in net assets resulting from operations	3,584,748,119	(8,602,786,903)
Distributions to shareholders	(864,349,534)	(836,166,076)

Share transactions
Proceeds from sales of shares	8,456,848,187	10,356,317,960
Reinvestment of distributions	864,349,534	836,166,076
Cost of shares redeemed	(5,436,184,955)	(2,731,913,098)

Net increase (decrease) in net assets resulting from share transactions	3,885,012,766	8,460,570,938
Total increase (decrease) in net assets	6,605,411,351	(978,382,041)

Net Assets
Beginning of period	29,886,479,924	30,864,861,965
End of period	$36,491,891,275	$29,886,479,924

Other Information
Shares
Sold	643,820,506	773,245,005
Issued in reinvestment of distributions	68,982,405	56,080,892
Redeemed	(417,024,417)	(198,646,544)
Net increase (decrease)	295,778,494	630,679,353

Financial Highlights
Fidelity® Series Global ex U.S. Index Fund

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$11.43	$15.55	$12.23	$12.78	$11.80
Income from Investment Operations
Net investment income (loss) A,B	.41	.42	.38	.29	.40
Net realized and unrealized gain (loss)	1.03	(4.15)	3.18	(.56)	.90
Total from investment operations	1.44	(3.73)	3.56	(.27)	1.30
Distributions from net investment income	(.34)	(.39)	(.24)	(.26)	(.32)
Distributions from net realized gain	-	-	-	(.01)	-
Total distributions	(.34)	(.39)	(.24)	(.28) C	(.32)
Net asset value, end of period	$12.53	$11.43	$15.55	$12.23	$12.78
Total Return D	12.62%	(24.57)%	29.34%	(2.27)%	11.36%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.02%	.02%	.02%	.02%	.04%
Expenses net of fee waivers, if any	.01%	.01%	.01%	.01%	.04%
Expenses net of all reductions	.01%	.01%	.01%	.01%	.04%
Net investment income (loss)	3.11%	3.11%	2.52%	2.42%	3.27%
Supplemental Data
Net assets, end of period (000 omitted)	$36,491,891	$29,886,480	$30,864,862	$18,177,449	$12,066,585
Portfolio turnover rate G	6%	4%	5% H	5%	3% H

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

HPortfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended October 31, 2023

1. Organization.
Fidelity Series Global ex U.S. Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds, Fidelity managed 529 plans, and Fidelity managed collective investment trusts. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%
A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds and U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in foreign taxes withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Deferred taxes on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$5,054,650,035
Gross unrealized depreciation	(5,833,069,104)
Net unrealized appreciation (depreciation)	$(778,419,069)
Tax Cost	$37,646,881,869

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,044,846,386
Capital loss carryforward	$(1,538,541,064)
Net unrealized appreciation (depreciation) on securities and other investments	$(780,038,261)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(370,074,036)
Long-term	(1,168,467,028)
Total capital loss carryforward	$(1,538,541,064)

The tax character of distributions paid was as follows:

	October 31, 2023	October 31, 2022
Ordinary Income	$864,349,534	$836,166,076

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Global ex U.S. Index Fund	5,677,536,457	2,121,442,446
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Series Global ex U.S. Index Fund	Borrower	$1,029,421,000	4.07%	$116,239

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Series Global ex U.S. Index Fund	$887,827	$11	$-
9. Expense Reductions.
The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .013% of average net assets. This reimbursement will remain in place through February 28, 2027. Some expenses, for example the compensation of the independent Trustees, and certain other expenses such as interest expense, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $765,961.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $10,001.
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.
11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and the Shareholders of Fidelity Series Global ex U.S. Index Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Series Global ex U.S. Index Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 14, 2023
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Laura M. Bishop, Jonathan Chiel, Robert W. Helm, Christine J. Thompson, and Carol J. Zierhoffer, each of the Trustees oversees 313 funds. Mr. Chiel oversees 191 funds. Ms. Bishop, Mr. Helm, Ms. Thompson, and Ms. Zierhoffer each oversees 229 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is General Counsel (2012-present) and Head of Legal, Risk and Compliance (2022-present). Mr Chiel serves as Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present) and Director and President for OH Company LLC (holding company, 2018-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
Christine J. Thompson (1958)
Year of Election or Appointment: 2023
Trustee
Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity® funds.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).
Laura M. Bishop (1961)
Year of Election or Appointment: 2023
Trustee
Ms. Bishop also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity® funds (2022-2023).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Robert W. Helm (1957)
Year of Election or Appointment: 2023
Trustee
Mr. Helm also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity® funds (2021-2023).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Trustee
Ms. Zierhoffer also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity® funds (2023).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter is a Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments. Mr. Carter serves as Chief Legal Officer of Fidelity Investments Institutional Operations Company LLC - Shareholder Division (transfer agent, 2020-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Robin Foley (1964)
Year of Election or Appointment: 2023
Vice President
Ms. Foley also serves as Vice President of other funds. Ms. Foley serves as Head of Fidelity's Fixed Income division (2023-present) and is an employee of Fidelity Investments. Previously, Ms. Foley served as Chief Investment Officer of Bonds (2017-2023).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia is a Senior Vice President of Asset Management Compliance (2019-present) and is an employee of Fidelity Investments. Mr. Gouveia serves as Compliance Officer of Fidelity Management Trust Company (2023-present). Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2023 to October 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period- C May 1, 2023 to October 31, 2023

Fidelity® Series Global ex U.S. Index Fund	.01%
Actual		$ 1,000	$ 930.90	$ .05
Hypothetical-B		$ 1,000	$ 1,025.16	$ .05

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund designates $13,118,574 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 59.87% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

 The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.3699 and $0.0269 for the dividend paid December 12, 2022.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Series Global ex U.S. Index Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreement (Sub-Advisory Agreement) for the fund with Geode Capital Management, LLC (Geode) (together, the Advisory Contracts). FMR and Geode are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board's Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of the fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its September 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In considering whether to renew the Advisory Contracts for the fund, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered the Investment Advisers' staffing as it relates to the fund, including the backgrounds and experience of investment personnel of Fidelity and Geode, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and with senior management of Geode. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of the fund.
The Trustees also discussed with representatives of Fidelity, at meetings throughout the year, Fidelity's role in, among other things, overseeing compliance with federal securities laws and other applicable requirements by Geode with respect to the fund and monitoring and overseeing the performance and investment capabilities of Geode. The Trustees considered that the Board had received from Fidelity periodic reports about its oversight and due diligence processes, as well as periodic reports regarding the performance of Geode.
The Board also considered the nature, extent and quality of services provided by Geode. The Trustees noted that under the Sub-Advisory Agreement, subject to oversight by Fidelity, Geode is responsible for, among other things, identifying investments and arranging for execution of portfolio transactions to implement the fund's investment strategy. In addition, the Trustees noted that Geode is responsible for providing such reporting as may be requested by Fidelity to fulfill its oversight responsibilities discussed above.
Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staffs, including their size, education, experience, and resources, as well as Fidelity's and Geode's approach to recruiting, training, managing, and compensating investment personnel. The Board considered that Fidelity's and Geode's investment professionals have extensive resources, tools and capabilities so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and by FMR's affiliates under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending.
Investment Performance. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance. In this regard, the Board noted that the fund is designed to offer an investment option for other investment companies, collective investment trusts, and 529 plans managed by Fidelity and ultimately to enhance the performance of those investment companies, collective investment trusts, and 529 plans.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board considered that the fund does not pay FMR a management fee for investment advisory services, but that FMR receives fees for providing services to funds, collective investment trusts, and 529 plans that invest in the fund. The Board also noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except transfer agent fees, 12b-1 fees, Independent Trustee fees and expenses, custodian fees and expenses, proxy and shareholder meeting expenses, interest, taxes, and extraordinary expenses (such as litigation expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable.
The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.013% through February 28, 2026.
Based on its review, the Board considered that the fund does not pay a management fee and concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's and Geode's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's and Geode's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund, with limited exceptions.
The Board also considered information regarding the profitability of Geode's relationship with the fund.
Economies of Scale. The Board concluded that because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund with certain limited exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contracts.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and Fidelity's views regarding portfolio manager investment in the Fidelity funds that they manage; (iii) hiring, training, and retaining personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends and market conditions; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons; (x) information concerning expense limitations applicable to certain funds; and (xi) matters related to money market funds, exchange-traded funds, and target date funds.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through September 30, 2024.
Proxy Voting Results
A special meeting of shareholders was held on October 18, 2023. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Abigail P. Johnson
Affirmative	378,729,502,260.010	97.580
Withheld	9,407,876,478.960	2.420
TOTAL	388,137,378,738.970	100.000
Jennifer Toolin McAuliffe
Affirmative	378,454,868,010.950	97.510
Withheld	9,682,510,728.020	2.490
TOTAL	388,137,378,738.970	100.000
Christine J. Thompson
Affirmative	378,837,121,274.520	97.600
Withheld	9,300,257,464.450	2.400
TOTAL	388,137,378,738.970	100.000
Elizabeth S. Acton
Affirmative	378,262,110,794.850	97.460
Withheld	9,875,267,944.120	2.540
TOTAL	388,137,378,738.970	100.000
Laura M. Bishop
Affirmative	380,482,113,171.060	98.030
Withheld	7,655,265,567.910	1.970
TOTAL	388,137,378,738.970	100.000
Ann E. Dunwoody
Affirmative	380,016,034,008.120	97.910
Withheld	8,121,344,730.850	2.090
TOTAL	388,137,378,738.970	100.000
John Engler
Affirmative	379,432,488,394.200	97.760
Withheld	8,704,890,344.770	2.240
TOTAL	388,137,378,738.970	100.000
Robert F. Gartland
Affirmative	378,741,819,600.600	97.580
Withheld	9,395,559,138.370	2.420
TOTAL	388,137,378,738.970	100.000
Robert W. Helm
Affirmative	380,389,324,755.070	98.000
Withheld	7,748,053,983.900	2.000
TOTAL	388,137,378,738.970	100.000
Arthur E. Johnson
Affirmative	378,427,694,151.670	97.500
Withheld	9,709,684,587.300	2.500
TOTAL	388,137,378,738.970	100.000
Michael E. Kenneally
Affirmative	377,842,228,145.180	97.350
Withheld	10,295,150,593.790	2.650
TOTAL	388,137,378,738.970	100.000
Mark A. Murray
Affirmative	380,158,432,703.370	97.940
Withheld	7,978,946,035.600	2.060
TOTAL	388,137,378,738.970	100.000
Carol J. Zierhoffer
Affirmative	380,522,113,360.240	98.040
Withheld	7,615,265,378.730	1.960
TOTAL	388,137,378,738.970	100.000

Proposal 1 reflects trust wide proposal and voting results.

1.899279.114
SGX-ANN-1223
Fidelity® SAI International Index Fund

Annual Report
October 31, 2023

Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity® SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers.

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with Fidelity and any related funds.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2023	Past 1 year	Past 5 years	Life of Fund A
Fidelity® SAI International Index Fund	15.43%	4.41%	4.85%

A   From January 5, 2016
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI International Index Fund, on January 5, 2016, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
International (non-U.S.) equities gained 12.27% for the 12 months ending October 31, 2023, according to the MSCI ACWI (All Country World Index) ex USA Index, as global economic expansion and a slowing in the pace of inflation in some markets provided a favorable backdrop for risk assets. After returning -15.86% in 2022, the index's upturn has been largely driven by a narrow set of companies in the information technology and communication services sectors, in part due to excitement for generative artificial intelligence applications. The index gained 14.07% year to date through July, including strong gains in both June (+4.50%) and July (+4.07%). The rally for international equities sputtered for the next three months (-11.33%) amid a stalling pattern in disinflationary trends, heightened global recession and geopolitical risks, soaring yields on longer-term U.S. government bonds and particularly weak economic conditions in the eurozone and China. The three-month decline left non-U.S. stocks up 1.15% year to date through October. For the full 12 months, nearly all regions advanced, with Europe ex U.K. (+18%) and Japan (+17%) leading, whereas Canada (-0.38%) lagged by the widest margin. Each of the 11 sectors advanced, with information technology (+21%) and consumer discretionary (+19%) leading the way. Energy and industrials each rose about 14%. Conversely, four defensive-oriented sectors lagged by the widest margin: real estate (+4%), health care (+6%), consumer staples (+7%) and utilities (+8%).
Comments from the Geode Capital Management, LLC, passive equity index team:
For the fiscal year ending October 31, 2023, the fund gained 15.43%, versus 14.65% for the benchmark MSCI EAFE Index (Net MA). (The fund's relative performance was affected by differing methodologies (fund versus index) for valuing certain foreign stocks and for incorporating foreign exchange rates, which differ from those used by the index, as well as by local tax laws or regulations, which vary by country.) From a regional standpoint, Europe ex the U.K., led by France (+18%), gained roughly 17% and contributed most, followed by Japan (+17%). By sector, financials gained approximately 21% and contributed most, driven by the banks industry (+24%). Industrials, which gained 17%, also helped, benefiting from the capital goods industry (+22%), as did consumer discretionary, which advanced 20%. The information technology sector rose about 19%, boosted by the semiconductors & semiconductor equipment industry (+33%). Materials gained approximately 17%, and energy advanced about 19%. Other notable contributors included the health care (+6%), consumer staples (+7%), utilities (+17%), communication services (+6%) and real estate (+2%) sectors. Turning to individual stocks, the biggest contributor was Novo-Nordisk (+79%), from the pharmaceuticals, biotechnology & life sciences group. Also in pharmaceuticals, biotechnology & life sciences, Novartis (+26%) helped. ASML Holding, within the semiconductors & semiconductor equipment industry, gained approximately 27% and lifted the fund. Lastly, HSBC Holdings (+48%) and Mitsubishi UFJ Financial Group (+82%), within the banks group, also boosted the fund. Conversely, the biggest individual detractor was Roche Holdings (-21%), from the pharmaceuticals, biotechnology & life sciences industry. Also in the pharmaceuticals, biotechnology & life sciences group, CSL (-17%) and Lonza Group (-32%) hurt. Adyen, within the financial services category, returned about -53% and hindered the fund. Lastly, British American Tobacco (-18%), from the food, beverage & tobacco category, also hurt.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary October 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	2.2
Nestle SA (Reg. S) (United States of America, Food Products)	2.0
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	1.7
Shell PLC (London) (Netherlands, Oil, Gas & Consumable Fuels)	1.5
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	1.4
AstraZeneca PLC (United Kingdom) (United Kingdom, Pharmaceuticals)	1.3
Novartis AG (Switzerland, Pharmaceuticals)	1.3
Toyota Motor Corp. (Japan, Automobiles)	1.3
Roche Holding AG (participation certificate) (United States of America, Pharmaceuticals)	1.2
TotalEnergies SE (France, Oil, Gas & Consumable Fuels)	1.0
14.9

Market Sectors (% of Fund's net assets)

Financials	18.7
Industrials	16.1
Health Care	12.8
Consumer Discretionary	11.7
Consumer Staples	9.5
Information Technology	7.5
Materials	7.5
Energy	4.7
Communication Services	4.0
Utilities	3.9
Real Estate	1.8

Asset Allocation (% of Fund's net assets)

Futures - 1.8%

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Schedule of Investments October 31, 2023
Showing Percentage of Net Assets
Common Stocks - 97.8%
	Shares	Value ($)
Australia - 7.5%
Ampol Ltd.	77,030	1,561,995
ANZ Group Holdings Ltd.	971,697	15,322,669
APA Group unit	407,091	2,133,947
Aristocrat Leisure Ltd.	190,256	4,676,513
ASX Ltd.	62,578	2,235,761
Aurizon Holdings Ltd.	595,177	1,296,363
BHP Group Ltd.	1,637,791	46,361,731
BlueScope Steel Ltd.	147,267	1,765,357
Brambles Ltd.	449,292	3,749,681
Cochlear Ltd.	21,219	3,252,324
Coles Group Ltd.	432,710	4,199,749
Commonwealth Bank of Australia	541,939	33,337,868
Computershare Ltd.	185,442	2,926,637
DEXUS Property Group unit	347,696	1,436,050
EBOS Group Ltd.	49,552	1,011,566
Endeavour Group Ltd.	463,224	1,455,194
Flutter Entertainment PLC (Ireland) (a)	57,092	8,937,518
Fortescue Metals Group Ltd.	547,480	7,788,357
Glencore PLC	3,405,205	18,036,795
Goodman Group unit	548,140	7,252,939
IDP Education Ltd.	80,977	1,118,808
IGO Ltd.	220,324	1,334,144
Insurance Australia Group Ltd.	789,003	2,846,359
Lendlease Group unit	222,796	882,382
Macquarie Group Ltd.	118,709	12,202,095
Medibank Private Ltd.	890,224	1,942,717
Mineral Resources Ltd.	56,586	2,085,604
Mirvac Group unit	1,275,568	1,479,983
National Australia Bank Ltd.	1,015,055	18,183,955
Northern Star Resources Ltd.	371,845	2,722,941
Orica Ltd.	147,283	1,376,201
Origin Energy Ltd.	556,813	3,229,991
Pilbara Minerals Ltd. (b)	872,438	2,049,355
Qantas Airways Ltd. (a)	273,169	855,813
QBE Insurance Group Ltd.	482,395	4,783,480
Ramsay Health Care Ltd.	59,264	1,835,057
REA Group Ltd.	17,080	1,568,025
Reece Ltd.	73,097	815,011
Rio Tinto Ltd.	120,021	8,965,340
Rio Tinto PLC	363,997	23,223,198
Santos Ltd.	1,050,115	5,123,993
Scentre Group unit	1,678,115	2,599,724
SEEK Ltd.	115,132	1,518,901
Sonic Healthcare Ltd.	144,545	2,646,773
South32 Ltd.	1,469,481	3,143,784
Stockland Corp. Ltd. unit	771,772	1,741,845
Suncorp Group Ltd.	409,481	3,485,358
Telstra Group Ltd.	1,307,384	3,170,249
The GPT Group	619,225	1,429,066
The Lottery Corp. Ltd.	719,733	2,077,560
Transurban Group unit	995,934	7,497,883
Treasury Wine Estates Ltd.	233,350	1,791,109
Vicinity Centres unit	1,251,208	1,355,223
Washington H. Soul Pattinson & Co. Ltd.	75,837	1,615,622
Wesfarmers Ltd.	366,822	11,802,069
Westpac Banking Corp.	1,134,547	14,898,624
WiseTech Global Ltd.	53,643	1,997,197
Woodside Energy Group Ltd.	613,905	13,370,729
Woolworths Group Ltd.	394,021	8,820,070
TOTAL AUSTRALIA		352,325,252
Austria - 0.2%
Erste Group Bank AG	111,152	3,969,335
Mondi PLC	156,983	2,535,798
OMV AG	47,611	2,083,601
Verbund AG	22,011	1,909,767
Voestalpine AG	37,494	934,682
TOTAL AUSTRIA		11,433,183
Belgium - 0.8%
Ageas	51,636	1,981,103
Anheuser-Busch InBev SA NV	280,820	15,978,107
D'ieteren Group	6,946	1,029,674
Elia Group SA/NV	9,496	900,778
Groupe Bruxelles Lambert SA	30,808	2,249,258
KBC Group NV	80,918	4,443,644
Lotus Bakeries SA	132	977,684
Sofina SA	4,977	942,643
Solvay SA Class A	23,962	2,528,827
UCB SA	40,837	2,984,057
Umicore SA	67,717	1,611,180
Warehouses de Pauw	53,544	1,321,192
TOTAL BELGIUM		36,948,147
Brazil - 0.0%
Yara International ASA	53,552	1,749,760
Burkina Faso - 0.0%
Endeavour Mining PLC	59,935	1,238,416
Chile - 0.0%
Antofagasta PLC	127,483	2,084,067
China - 0.5%
BOC Hong Kong (Holdings) Ltd.	1,196,500	3,164,193
Budweiser Brewing Co. APAC Ltd. (c)	556,500	1,057,543
ESR Group Ltd. (c)	708,200	909,963
Prosus NV	494,233	13,821,514
SITC International Holdings Co. Ltd.	434,000	668,536
Wilmar International Ltd.	621,100	1,614,727
TOTAL CHINA		21,236,476
Denmark - 3.4%
A.P. Moller - Maersk A/S:
Series A	982	1,600,992
Series B	1,567	2,610,984
Carlsberg A/S Series B	31,841	3,794,594
Chr. Hansen Holding A/S	34,110	2,323,566
Coloplast A/S Series B	44,167	4,602,197
Danske Bank A/S	223,014	5,224,606
Demant A/S (a)	32,567	1,240,582
DSV A/S	60,191	8,976,918
Genmab A/S (a)	21,321	6,027,082
Novo Nordisk A/S Series B	1,055,037	101,786,006
Novozymes A/S Series B	66,143	2,968,758
ORSTED A/S (c)	61,159	2,955,149
Pandora A/S	27,336	3,093,333
Rockwool International A/S Series B	2,976	661,544
Tryg A/S	112,898	2,203,142
Vestas Wind Systems A/S (a)	326,486	7,076,513
TOTAL DENMARK		157,145,966
Finland - 1.1%
Elisa Corp. (A Shares)	45,949	1,948,635
Fortum Corp.	144,991	1,718,248
Kesko Oyj	88,272	1,491,141
Kone OYJ (B Shares)	109,894	4,754,642
Metso Corp.	214,454	1,884,746
Neste OYJ	136,772	4,589,022
Nokia Corp.	1,730,132	5,762,521
Nordea Bank Abp	1,041,182	10,941,205
Orion Oyj (B Shares)	34,763	1,380,824
Sampo Oyj (A Shares)	148,664	5,837,454
Stora Enso Oyj (R Shares)	188,070	2,253,640
UPM-Kymmene Corp.	172,536	5,799,942
Wartsila Corp.	153,030	1,819,993
TOTAL FINLAND		50,182,013
France - 10.2%
Accor SA	59,930	1,906,797
Adevinta ASA Class B (a)	94,197	826,789
Aeroports de Paris SA	9,592	1,073,795
Air Liquide SA	169,334	29,015,762
Airbus Group NV	191,658	25,696,779
Alstom SA (b)	92,596	1,253,978
Amundi SA (c)	19,762	1,029,199
Arkema SA	19,410	1,815,124
AXA SA	593,324	17,580,443
bioMerieux SA	13,375	1,280,764
BNP Paribas SA	339,208	19,505,825
Bollore SA	238,572	1,300,030
Bouygues SA	61,637	2,165,893
Bureau Veritas SA	95,334	2,167,759
Capgemini SA	53,314	9,422,119
Carrefour SA	193,156	3,386,307
Compagnie de St.-Gobain	149,570	8,141,715
Compagnie Generale des Etablissements Michelin SCA Series B	219,306	6,515,243
Covivio	16,322	697,720
Credit Agricole SA	391,312	4,725,049
Danone SA	208,144	12,382,581
Dassault Aviation SA	6,670	1,323,286
Dassault Systemes SA	216,600	8,922,484
Edenred SA	80,686	4,289,183
Eiffage SA	23,764	2,154,900
Engie SA	590,550	9,392,632
EssilorLuxottica SA	95,313	17,209,161
Eurazeo SA	14,084	792,056
Gecina SA	14,853	1,455,298
Getlink SE	115,536	1,862,458
Hermes International SCA	10,239	19,063,306
Ipsen SA	12,173	1,436,148
Kering SA	24,067	9,788,089
Klepierre SA	69,525	1,684,625
L'Oreal SA	77,974	32,774,867
La Francaise des Jeux SAEM (c)	33,940	1,092,440
Legrand SA	86,257	7,461,781
LVMH Moet Hennessy Louis Vuitton SE	89,272	63,912,554
Orange SA	601,909	7,079,683
Pernod Ricard SA	66,117	11,718,032
Publicis Groupe SA	74,004	5,615,936
Remy Cointreau SA	7,387	837,504
Renault SA	62,140	2,173,049
Safran SA	110,505	17,263,041
Sartorius Stedim Biotech	8,938	1,669,686
SEB SA	8,045	792,931
Societe Generale Series A	235,166	5,284,596
Sodexo SA	28,602	3,022,746
Teleperformance	19,114	2,187,282
Thales SA	33,982	5,003,327
TotalEnergies SE	726,921	48,600,108
Unibail-Rodamco-Westfield NV (a)	38,203	1,886,118
Valeo SA	66,886	880,405
Veolia Environnement SA	219,747	6,021,156
VINCI SA	171,835	19,000,552
Vivendi SA	218,959	1,959,090
Wendel SA	8,603	642,660
Worldline SA (a)(c)	77,661	984,434
TOTAL FRANCE		479,127,275
Germany - 7.6%
adidas AG	52,374	9,265,711
Allianz SE	130,394	30,543,822
BASF AG	289,004	13,354,053
Bayer AG	317,581	13,722,219
Bayerische Motoren Werke AG (BMW)	97,266	9,018,630
Bechtle AG	26,475	1,178,795
Beiersdorf AG	32,585	4,277,019
Brenntag SE	47,454	3,520,801
Carl Zeiss Meditec AG	13,002	1,124,531
Commerzbank AG	344,166	3,696,245
Continental AG	35,559	2,321,611
Covestro AG (a)(c)	62,462	3,152,543
Daimler Truck Holding AG	159,668	5,004,142
Deutsche Bank AG	626,697	6,867,147
Deutsche Borse AG	61,428	10,110,831
Deutsche Lufthansa AG (a)	193,211	1,350,099
Deutsche Telekom AG	1,047,913	22,743,553
DHL Group	320,502	12,466,168
E.ON SE	726,000	8,618,986
Evonik Industries AG	67,833	1,245,998
Fresenius Medical Care AG & Co. KGaA	66,395	2,206,051
Fresenius SE & Co. KGaA	136,560	3,502,538
GEA Group AG	49,626	1,692,374
Hannover Reuck SE	19,495	4,296,741
HeidelbergCement AG	46,824	3,392,806
HelloFresh AG (a)	50,163	1,091,273
Henkel AG & Co. KGaA	33,196	2,098,000
Infineon Technologies AG	422,215	12,332,993
Knorr-Bremse AG	23,462	1,304,313
LEG Immobilien AG (a)	23,959	1,491,654
Mercedes-Benz Group AG (Germany)	259,427	15,263,198
Merck KGaA	41,775	6,292,173
MTU Aero Engines AG	17,402	3,259,111
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	44,122	17,670,457
Nemetschek SE	18,668	1,390,584
Puma AG	34,132	1,924,933
Rational AG	1,655	941,246
Rheinmetall AG	14,083	4,029,290
RWE AG	204,384	7,813,427
SAP SE	337,600	45,283,075
Scout24 AG (c)	24,233	1,487,687
Siemens AG	245,708	32,605,173
Siemens Energy AG (a)(b)	167,962	1,487,521
Siemens Healthineers AG (c)	91,160	4,467,860
Symrise AG	42,936	4,387,599
Talanx AG	20,475	1,287,960
Telefonica Deutschland Holding AG	288,444	489,392
Volkswagen AG	9,719	1,123,515
Vonovia SE	237,043	5,457,224
Wacker Chemie AG	5,904	721,531
Zalando SE (a)(c)	72,444	1,685,599
TOTAL GERMANY		356,060,202
Hong Kong - 2.2%
AIA Group Ltd.	3,734,400	32,428,813
CK Asset Holdings Ltd.	638,925	3,193,555
CK Infrastructure Holdings Ltd.	203,500	943,231
CLP Holdings Ltd.	531,000	3,886,274
Futu Holdings Ltd. ADR (a)	17,859	990,282
Hang Lung Properties Ltd.	582,000	765,014
Hang Seng Bank Ltd.	247,200	2,826,259
Henderson Land Development Co. Ltd.	470,021	1,229,791
HKT Trust/HKT Ltd. unit	1,225,000	1,268,837
Hong Kong & China Gas Co. Ltd.	3,619,074	2,519,270
Hong Kong Exchanges and Clearing Ltd.	389,360	13,620,846
Hongkong Land Holdings Ltd.	357,920	1,135,223
Jardine Matheson Holdings Ltd.	51,561	2,089,310
Link (REIT)	817,796	3,752,983
MTR Corp. Ltd.	502,190	1,877,279
New World Development Co. Ltd.	487,845	895,352
Power Assets Holdings Ltd.	447,500	2,139,421
Prudential PLC	890,108	9,307,315
Sino Land Ltd.	1,189,440	1,187,452
Sun Hung Kai Properties Ltd.	468,500	4,810,888
Swire Pacific Ltd. (A Shares)	138,500	884,716
Swire Properties Ltd.	378,200	732,273
Techtronic Industries Co. Ltd.	445,000	4,062,639
WH Group Ltd. (c)	2,695,500	1,609,842
Wharf Real Estate Investment Co. Ltd.	540,000	1,888,942
Xinyi Glass Holdings Ltd.	534,108	613,701
TOTAL HONG KONG		100,659,508
Ireland - 0.4%
AerCap Holdings NV (a)	56,447	3,506,488
AIB Group PLC	465,644	2,017,105
Bank of Ireland Group PLC	341,615	3,054,361
Kerry Group PLC Class A	51,522	3,973,084
Kingspan Group PLC (Ireland)	50,003	3,358,611
Smurfit Kappa Group PLC	84,138	2,736,672
TOTAL IRELAND		18,646,321
Israel - 0.6%
Azrieli Group	13,718	589,514
Bank Hapoalim BM (Reg.)	410,738	2,933,698
Bank Leumi le-Israel BM	496,248	3,190,867
Check Point Software Technologies Ltd. (a)	30,259	4,062,271
Elbit Systems Ltd. (Israel)	8,603	1,596,940
Global-e Online Ltd. (a)	29,204	1,025,352
Icl Group Ltd.	250,159	1,213,042
Israel Discount Bank Ltd. (Class A)	399,921	1,756,209
Mizrahi Tefahot Bank Ltd.	49,930	1,544,099
NICE Ltd. (a)	20,455	3,160,859
Teva Pharmaceutical Industries Ltd. sponsored ADR (a)	362,162	3,107,350
Wix.com Ltd. (a)	17,455	1,394,655
TOTAL ISRAEL		25,574,856
Italy - 2.3%
Amplifon SpA	40,241	1,134,305
Assicurazioni Generali SpA	327,669	6,499,015
Coca-Cola HBC AG	71,434	1,851,097
Davide Campari Milano NV	168,978	1,864,838
DiaSorin SpA	7,225	645,983
Enel SpA	2,629,391	16,690,269
Eni SpA	764,112	12,491,444
Ferrari NV (Italy)	40,753	12,310,974
FinecoBank SpA	197,410	2,321,696
Infrastrutture Wireless Italiane SpA (c)	108,590	1,185,758
Intesa Sanpaolo SpA	5,024,413	13,092,570
Mediobanca SpA	178,490	2,128,455
Moncler SpA	66,588	3,448,154
Nexi SpA (a)(c)	190,970	1,106,510
Poste Italiane SpA (c)	168,938	1,669,556
Prysmian SpA	84,901	3,170,233
Recordati SpA	33,756	1,557,271
Snam SpA	651,679	2,988,303
Telecom Italia SpA (a)	3,220,976	831,921
Terna - Rete Elettrica Nazionale	454,746	3,476,911
UniCredit SpA	596,089	14,943,722
TOTAL ITALY		105,408,985
Japan - 22.6%
Advantest Corp.	247,700	6,380,414
AEON Co. Ltd.	211,400	4,447,778
AGC, Inc.	62,530	2,127,214
Aisin Seiki Co. Ltd.	47,590	1,657,792
Ajinomoto Co., Inc.	145,600	5,317,703
Ana Holdings, Inc. (a)	51,700	1,014,968
Asahi Group Holdings	155,700	5,631,733
ASAHI INTECC Co. Ltd.	70,200	1,179,545
Asahi Kasei Corp.	405,700	2,494,157
Astellas Pharma, Inc.	584,900	7,398,912
Azbil Corp.	37,200	1,099,210
Bandai Namco Holdings, Inc.	193,800	4,015,249
BayCurrent Consulting, Inc.	42,700	1,072,058
Bridgestone Corp.	184,600	6,986,225
Brother Industries Ltd.	75,000	1,170,019
Canon, Inc.	323,400	7,645,401
Capcom Co. Ltd.	56,000	1,802,602
Central Japan Railway Co.	233,100	5,246,711
Chiba Bank Ltd.	171,400	1,276,681
Chubu Electric Power Co., Inc.	208,260	2,516,646
Chugai Pharmaceutical Co. Ltd.	217,100	6,438,440
Concordia Financial Group Ltd.	342,600	1,591,856
CyberAgent, Inc.	139,100	730,199
Dai Nippon Printing Co. Ltd.	70,920	1,850,109
Dai-ichi Mutual Life Insurance Co.	304,000	6,422,010
Daifuku Co. Ltd.	98,300	1,624,201
Daiichi Sankyo Kabushiki Kaisha	598,000	15,418,948
Daikin Industries Ltd.	85,300	12,298,463
Daito Trust Construction Co. Ltd.	20,000	2,145,328
Daiwa House Industry Co. Ltd.	191,800	5,275,588
Daiwa House REIT Investment Corp.	713	1,261,830
Daiwa Securities Group, Inc.	431,200	2,486,503
DENSO Corp.	560,400	8,275,053
Dentsu Group, Inc.	65,500	1,902,512
Disco Corp.	29,800	5,262,651
East Japan Railway Co.	97,800	5,079,471
Eisai Co. Ltd.	81,500	4,317,736
ENEOS Holdings, Inc.	931,500	3,451,596
FANUC Corp.	308,100	7,645,938
Fast Retailing Co. Ltd.	56,600	12,531,036
Fuji Electric Co. Ltd.	41,000	1,561,060
FUJIFILM Holdings Corp.	120,600	6,596,555
Fujitsu Ltd.	56,900	7,371,256
GLP J-REIT	1,513	1,355,130
GMO Payment Gateway, Inc.	13,600	543,174
Hakuhodo DY Holdings, Inc.	69,300	562,383
Hamamatsu Photonics K.K.	45,400	1,686,293
Hankyu Hanshin Holdings, Inc.	74,000	2,328,306
Hikari Tsushin, Inc.	6,600	952,201
Hirose Electric Co. Ltd.	9,930	1,125,060
Hitachi Construction Machinery Co. Ltd.	34,800	899,084
Hitachi Ltd.	303,300	19,225,164
Honda Motor Co. Ltd.	1,493,400	15,305,517
Hoshizaki Corp.	35,100	1,133,542
Hoya Corp.	114,500	11,022,757
Hulic Co. Ltd.	124,200	1,138,682
Ibiden Co. Ltd.	36,400	1,551,967
Idemitsu Kosan Co. Ltd.	62,623	1,421,862
Iida Group Holdings Co. Ltd.	51,300	796,545
INPEX Corp.	313,800	4,553,513
Isuzu Motors Ltd.	188,500	2,101,898
Itochu Corp.	384,300	13,842,882
Japan Airlines Co. Ltd.	46,600	856,684
Japan Exchange Group, Inc.	162,300	3,209,450
Japan Post Bank Co. Ltd.	467,900	4,337,061
Japan Post Holdings Co. Ltd.	727,400	6,438,365
Japan Post Insurance Co. Ltd.	61,900	1,191,952
Japan Real Estate Investment Corp.	414	1,537,729
Japan Retail Fund Investment Corp.	2,259	1,457,839
Japan Tobacco, Inc.	387,900	9,029,875
JFE Holdings, Inc.	158,900	2,213,933
JSR Corp.	57,300	1,533,689
Kajima Corp.	136,700	2,259,295
Kansai Electric Power Co., Inc.	227,600	2,914,155
Kao Corp.	150,600	5,494,476
Kawasaki Kisen Kaisha Ltd.	44,600	1,529,333
KDDI Corp.	483,900	14,475,744
KDX Realty Investment Corp.	1,338	1,395,519
Keio Corp.	33,200	985,192
Keisei Electric Railway Co.	41,800	1,574,591
Keyence Corp.	62,900	24,349,767
Kikkoman Corp.	43,900	2,497,680
Kintetsu Group Holdings Co. Ltd.	58,600	1,648,815
Kirin Holdings Co. Ltd.	251,200	3,530,194
Kobayashi Pharmaceutical Co. Ltd.	16,360	675,394
Kobe Bussan Co. Ltd.	48,600	1,202,755
Koei Tecmo Holdings Co. Ltd.	38,060	496,975
Koito Manufacturing Co. Ltd.	67,500	1,011,334
Komatsu Ltd.	299,000	6,869,943
Konami Group Corp.	32,500	1,683,568
Kose Corp.	10,800	715,511
Kubota Corp.	327,400	4,403,283
Kurita Water Industries Ltd.	33,800	1,026,960
Kyocera Corp.	103,800	5,116,448
Kyowa Hakko Kirin Co., Ltd.	87,200	1,367,670
Lasertec Corp.	24,400	4,030,398
LIXIL Group Corp.	92,900	1,018,655
LY Corp.	863,700	2,201,992
M3, Inc.	142,600	2,196,210
Makita Corp.	72,420	1,871,829
Marubeni Corp.	466,700	6,823,983
MatsukiyoCocokara & Co.	110,900	1,945,385
Mazda Motor Corp.	183,800	1,776,609
McDonald's Holdings Co. (Japan) Ltd. (b)	27,900	1,085,528
Meiji Holdings Co. Ltd.	75,900	1,868,205
Minebea Mitsumi, Inc.	117,410	1,840,907
Misumi Group, Inc.	92,050	1,393,514
Mitsubishi Chemical Holdings Corp.	414,000	2,342,663
Mitsubishi Corp.	371,800	17,331,665
Mitsubishi Electric Corp.	624,800	7,164,276
Mitsubishi Estate Co. Ltd.	363,900	4,658,037
Mitsubishi Heavy Industries Ltd.	103,600	5,335,885
Mitsubishi UFJ Financial Group, Inc.	3,691,800	30,971,053
Mitsubishi UFJ Lease & Finance Co. Ltd.	260,900	1,719,913
Mitsui & Co. Ltd.	424,500	15,428,103
Mitsui Chemicals, Inc.	55,200	1,391,287
Mitsui Fudosan Co. Ltd.	287,700	6,235,858
Mitsui OSK Lines Ltd.	111,200	2,870,886
Mizuho Financial Group, Inc.	779,920	13,241,785
MonotaRO Co. Ltd.	81,000	647,351
MS&AD Insurance Group Holdings, Inc.	138,600	5,078,378
Murata Manufacturing Co. Ltd.	557,200	9,544,490
NEC Corp.	79,400	3,823,160
Nexon Co. Ltd.	110,410	2,025,941
NGK Insulators Ltd.	75,700	924,922
Nidec Corp.	134,900	4,948,273
Nintendo Co. Ltd.	335,900	13,877,525
Nippon Building Fund, Inc.	495	1,988,877
Nippon Express Holdings, Inc.	23,400	1,202,653
Nippon Paint Holdings Co. Ltd.	306,600	2,061,306
Nippon Prologis REIT, Inc.	734	1,306,062
Nippon Sanso Holdings Corp.	56,000	1,412,237
Nippon Steel & Sumitomo Metal Corp.	276,500	5,963,790
Nippon Telegraph & Telephone Corp.	9,661,200	11,369,065
Nippon Yusen KK	156,700	3,834,018
Nissan Chemical Corp.	40,900	1,668,114
Nissan Motor Co. Ltd.	750,500	2,887,912
Nissin Food Holdings Co. Ltd.	19,900	1,731,473
Nitori Holdings Co. Ltd.	25,900	2,804,836
Nitto Denko Corp.	46,000	2,976,466
Nomura Holdings, Inc.	971,700	3,754,074
Nomura Real Estate Holdings, Inc.	35,500	829,141
Nomura Real Estate Master Fund, Inc.	1,372	1,513,945
Nomura Research Institute Ltd.	124,720	3,273,894
NTT Data Corp.	204,100	2,516,535
Obayashi Corp.	209,900	1,797,963
OBIC Co. Ltd.	22,500	3,325,868
Odakyu Electric Railway Co. Ltd.	101,300	1,442,140
Oji Holdings Corp.	278,700	1,191,967
Olympus Corp.	409,300	5,466,345
OMRON Corp.	56,700	2,031,405
Ono Pharmaceutical Co. Ltd.	125,300	2,163,867
Open House Group Co. Ltd.	25,300	833,897
Oracle Corp. Japan	12,400	879,652
Oriental Land Co. Ltd.	352,700	11,408,211
ORIX Corp.	379,300	6,898,083
Osaka Gas Co. Ltd.	121,230	2,286,130
Otsuka Corp.	36,800	1,475,482
Otsuka Holdings Co. Ltd.	126,100	4,242,756
Pan Pacific International Holdings Ltd.	123,100	2,383,938
Panasonic Holdings Corp.	714,100	6,265,151
Persol Holdings Co. Ltd.	603,000	904,148
Rakuten Group, Inc.	483,200	1,787,319
Recruit Holdings Co. Ltd.	466,100	13,364,349
Renesas Electronics Corp. (a)	411,600	5,406,621
Resona Holdings, Inc.	691,820	3,696,617
Ricoh Co. Ltd.	177,400	1,437,846
ROHM Co. Ltd.	113,200	1,813,687
SBI Holdings, Inc. Japan	79,200	1,703,983
SCSK Corp.	50,500	862,049
Secom Co. Ltd.	67,900	4,715,984
Seiko Epson Corp.	93,400	1,296,689
Sekisui Chemical Co. Ltd.	124,300	1,702,522
Sekisui House Ltd.	192,900	3,777,513
Seven & i Holdings Co. Ltd.	243,600	8,925,190
SG Holdings Co. Ltd.	103,500	1,467,072
Sharp Corp. (a)	84,100	525,811
Shimadzu Corp.	76,600	1,811,306
SHIMANO, Inc.	24,900	3,583,262
SHIMIZU Corp.	180,300	1,283,103
Shin-Etsu Chemical Co. Ltd.	589,000	17,613,090
Shionogi & Co. Ltd.	84,400	3,930,055
Shiseido Co. Ltd.	129,300	4,100,811
Shizuoka Financial Group	151,300	1,286,618
SMC Corp.	18,500	8,542,618
SoftBank Corp.	928,900	10,502,950
SoftBank Group Corp.	332,700	13,625,420
Sompo Holdings, Inc.	95,500	4,137,057
Sony Group Corp.	407,700	33,895,724
Square Enix Holdings Co. Ltd.	27,700	920,243
Subaru Corp.	198,900	3,443,018
Sumco Corp.	113,200	1,462,788
Sumitomo Chemical Co. Ltd.	455,200	1,157,011
Sumitomo Corp.	338,100	6,646,260
Sumitomo Electric Industries Ltd.	231,000	2,425,092
Sumitomo Metal Mining Co. Ltd.	79,930	2,245,390
Sumitomo Mitsui Financial Group, Inc.	410,700	19,799,017
Sumitomo Mitsui Trust Holdings, Inc.	105,900	3,970,911
Sumitomo Realty & Development Co. Ltd.	92,400	2,318,680
Suntory Beverage & Food Ltd.	44,900	1,351,179
Suzuki Motor Corp.	119,100	4,622,511
Sysmex Corp.	54,200	2,596,332
T&D Holdings, Inc.	161,800	2,886,387
Taisei Corp.	54,900	1,861,807
Takeda Pharmaceutical Co. Ltd.	511,403	13,881,906
TDK Corp.	125,700	4,703,093
Terumo Corp.	217,500	5,950,406
TIS, Inc.	71,100	1,522,596
Tobu Railway Co. Ltd.	61,000	1,468,237
Toho Co. Ltd.	36,170	1,235,679
Tokio Marine Holdings, Inc.	582,700	13,036,302
Tokyo Electric Power Co., Inc. (a)	493,600	2,088,786
Tokyo Electron Ltd.	152,500	20,150,998
Tokyo Gas Co. Ltd.	126,500	2,840,831
Tokyu Corp.	161,600	1,824,308
Toppan Holdings, Inc.	79,700	1,838,191
Toray Industries, Inc.	448,400	2,169,287
Toshiba Corp.	28,000	851,218
Tosoh Corp.	84,090	1,029,617
Toto Ltd.	42,900	1,034,388
Toyota Industries Corp.	47,370	3,510,814
Toyota Motor Corp.	3,428,550	59,978,194
Toyota Tsusho Corp.	68,640	3,654,139
Trend Micro, Inc.	43,200	1,627,976
Unicharm Corp.	130,400	4,430,846
USS Co. Ltd.	66,400	1,160,599
Welcia Holdings Co. Ltd.	30,500	505,562
West Japan Railway Co.	71,000	2,706,133
Yakult Honsha Co. Ltd.	82,900	1,953,534
Yamaha Corp.	45,400	1,212,631
Yamaha Motor Co. Ltd.	96,200	2,350,825
Yamato Holdings Co. Ltd.	86,000	1,432,418
Yaskawa Electric Corp.	77,600	2,540,091
Yokogawa Electric Corp.	73,800	1,339,856
Zensho Holdings Co. Ltd.	30,000	1,576,856
ZOZO, Inc.	45,300	861,368
TOTAL JAPAN		1,059,272,140
Jordan - 0.0%
Hikma Pharmaceuticals PLC	53,496	1,236,388
Korea (South) - 0.0%
Delivery Hero AG (a)(b)(c)	56,635	1,436,414
Luxembourg - 0.1%
ArcelorMittal SA (Netherlands)	165,423	3,654,712
Eurofins Scientific SA	43,594	2,206,245
TOTAL LUXEMBOURG		5,860,957
Macau - 0.1%
Galaxy Entertainment Group Ltd.	706,000	3,968,755
Sands China Ltd. (a)	784,800	2,112,721
TOTAL MACAU		6,081,476
Netherlands - 5.8%
ABN AMRO Bank NV GDR (Bearer) (c)	130,594	1,752,832
Adyen BV (a)(c)	7,018	4,733,543
AEGON NV	545,578	2,646,234
Akzo Nobel NV	55,168	3,692,692
Argenx SE (a)	18,083	8,505,911
ASM International NV (Netherlands)	15,181	6,240,482
ASML Holding NV (Netherlands)	130,336	78,347,630
ASR Nederland NV	51,678	1,924,753
BE Semiconductor Industries NV	24,924	2,566,004
Euronext NV (c)	27,700	1,928,557
EXOR NV	35,062	3,002,801
Heineken Holding NV	41,913	3,184,197
Heineken NV (Bearer)	93,120	8,366,222
IMCD NV	18,427	2,212,979
ING Groep NV (Certificaten Van Aandelen)	1,170,283	15,003,647
JDE Peet's BV	40,622	1,127,851
Koninklijke Ahold Delhaize NV	314,026	9,303,585
Koninklijke KPN NV	1,044,192	3,509,716
Koninklijke Philips Electronics NV	300,202	5,710,586
NN Group NV	81,070	2,600,108
OCI NV	34,122	794,660
Randstad NV	35,687	1,844,219
Shell PLC (London)	2,167,548	69,853,251
Stellantis NV (Italy)	715,308	13,320,866
Universal Music Group NV	264,928	6,487,777
Wolters Kluwer NV	83,261	10,668,724
TOTAL NETHERLANDS		269,329,827
New Zealand - 0.2%
Auckland International Airport Ltd.	404,711	1,731,061
Fisher & Paykel Healthcare Corp.	187,271	2,271,525
Mercury Nz Ltd.	224,114	770,939
Meridian Energy Ltd.	417,188	1,174,952
Spark New Zealand Ltd.	596,859	1,732,755
Xero Ltd. (a)	46,493	3,178,600
TOTAL NEW ZEALAND		10,859,832
Norway - 0.6%
Aker BP ASA	102,176	2,936,967
DNB Bank ASA	299,275	5,392,922
Equinor ASA	291,307	9,765,548
Gjensidige Forsikring ASA	64,629	967,906
Kongsberg Gruppen ASA	28,442	1,161,007
Mowi ASA	142,056	2,305,511
Norsk Hydro ASA	428,933	2,446,079
Orkla ASA	242,693	1,671,550
Salmar ASA	23,450	1,110,054
Telenor ASA	226,173	2,311,142
TOTAL NORWAY		30,068,686
Portugal - 0.2%
Energias de Portugal SA	1,014,612	4,262,037
Galp Energia SGPS SA Class B	159,131	2,392,630
Jeronimo Martins SGPS SA	91,568	2,110,223
TOTAL PORTUGAL		8,764,890
Singapore - 1.6%
CapitaLand Ascendas REIT	1,206,789	2,292,953
CapitaLand Investment Ltd.	841,165	1,806,136
CapitaMall Trust	1,720,627	2,211,386
City Developments Ltd.	161,800	746,838
DBS Group Holdings Ltd.	585,705	14,070,586
Genting Singapore Ltd.	1,954,600	1,227,988
Grab Holdings Ltd. (a)(b)	605,681	1,859,441
Jardine Cycle & Carriage Ltd.	31,900	657,133
Keppel (REIT) (d)	94,160	54,675
Keppel Corp. Ltd.	470,800	2,137,125
Mapletree Logistics Trust (REIT)	1,118,812	1,201,436
Mapletree Pan Asia Commercial Trust	762,900	741,467
Oversea-Chinese Banking Corp. Ltd.	1,094,864	10,150,611
Sea Ltd. ADR (a)	117,961	4,918,974
Seatrium Ltd. (a)	14,341,809	1,174,581
Sembcorp Industries Ltd.	289,000	969,568
Singapore Airlines Ltd.	481,290	2,149,085
Singapore Exchange Ltd.	277,100	1,918,547
Singapore Technologies Engineering Ltd.	505,100	1,386,630
Singapore Telecommunications Ltd.	2,669,300	4,638,373
STMicroelectronics NV (France)	220,971	8,423,438
United Overseas Bank Ltd.	408,872	8,064,878
UOL Group Ltd.	150,191	646,848
TOTAL SINGAPORE		73,448,697
South Africa - 0.2%
Anglo American PLC (United Kingdom)	410,819	10,467,508
Spain - 2.5%
Acciona SA	7,979	1,004,667
ACS Actividades de Construccion y Servicios SA	70,831	2,560,914
Aena SME SA (c)	24,247	3,508,424
Amadeus IT Holding SA Class A	145,661	8,294,948
Banco Bilbao Vizcaya Argentaria SA	1,928,729	15,173,764
Banco Santander SA (Spain)	5,232,591	19,189,871
CaixaBank SA	1,334,167	5,424,111
Cellnex Telecom SA (c)	182,727	5,371,463
Corp. ACCIONA Energias Renovables SA	21,261	575,454
EDP Renovaveis SA	99,256	1,595,296
Enagas SA	80,426	1,344,135
Endesa SA	102,691	1,930,298
Grifols SA (a)	95,899	1,074,068
Iberdrola SA	1,968,374	21,892,290
Industria de Diseno Textil SA (b)	352,679	12,146,672
Naturgy Energy Group SA	40,774	1,151,917
Redeia Corp. SA	131,149	2,040,595
Repsol SA	413,043	6,042,089
Telefonica SA	1,673,232	6,463,091
TOTAL SPAIN		116,784,067
Sweden - 2.8%
Alfa Laval AB	93,462	3,019,265
ASSA ABLOY AB (B Shares)	323,917	6,904,316
Atlas Copco AB:
(A Shares)	876,099	11,344,625
(B Shares)	495,456	5,550,464
Beijer Ref AB (B Shares)	124,338	1,177,387
Boliden AB	88,394	2,262,817
Epiroc AB:
(A Shares)	215,114	3,543,943
(B Shares)	123,409	1,710,321
EQT AB	114,906	2,088,648
Ericsson (B Shares)	946,531	4,240,203
Essity AB (B Shares)	196,784	4,483,081
Evolution AB (c)	59,232	5,263,380
Fastighets AB Balder (a)	210,599	890,321
Getinge AB (B Shares)	73,892	1,326,587
H&M Hennes & Mauritz AB (B Shares) (b)	208,745	2,792,006
Hexagon AB (B Shares)	671,098	5,469,205
Holmen AB (B Shares)	30,231	1,139,372
Husqvarna AB (B Shares)	112,899	729,232
Industrivarden AB:
(A Shares)	42,781	1,104,550
(C Shares)	48,861	1,257,150
Indutrade AB	88,233	1,558,362
Investment AB Latour (B Shares)	47,716	823,946
Investor AB (B Shares)	559,283	10,241,250
L E Lundbergforetagen AB	24,333	991,200
Lifco AB	75,153	1,372,116
Nibe Industrier AB (B Shares)	489,845	2,816,429
Saab AB (B Shares)	25,864	1,325,355
Sagax AB	63,676	1,149,453
Sandvik AB	344,553	5,868,778
Securitas AB (B Shares)	158,807	1,269,893
Skandinaviska Enskilda Banken AB (A Shares)	512,686	5,709,040
Skanska AB (B Shares)	109,859	1,647,031
SKF AB (B Shares)	110,073	1,775,967
Svenska Cellulosa AB SCA (B Shares)	195,695	2,681,450
Svenska Handelsbanken AB (A Shares)	471,305	4,018,203
Swedbank AB (A Shares)	274,335	4,491,373
Swedish Orphan Biovitrum AB (a)	69,162	1,421,351
Tele2 AB (B Shares)	172,471	1,222,792
Telia Co. AB	761,303	1,613,922
Volvo AB:
(A Shares)	63,368	1,268,217
(B Shares)	489,085	9,678,778
Volvo Car AB (a)(b)	192,480	660,599
TOTAL SWEDEN		129,902,378
Switzerland - 6.1%
ABB Ltd. (Reg.)	517,198	17,376,673
Adecco SA (Reg.)	51,724	1,946,935
Alcon, Inc. (Switzerland)	161,539	11,510,975
Avolta AG (a)	31,180	1,086,921
Bachem Holding AG (B Shares)	10,898	785,916
Baloise Holdings AG	14,804	2,118,926
Banque Cantonale Vaudoise	9,738	1,098,355
Barry Callebaut AG	1,153	1,742,841
BKW AG	6,826	1,145,108
Clariant AG (Reg.)	69,753	986,886
Compagnie Financiere Richemont SA Series A	168,765	19,910,138
DSM-Firmenich AG	60,132	5,445,721
Ems-Chemie Holding AG	2,269	1,546,507
Geberit AG (Reg.)	10,813	5,013,932
Givaudan SA	2,986	9,913,395
Helvetia Holding AG (Reg.)	11,997	1,606,370
Julius Baer Group Ltd.	66,597	3,946,652
Kuehne & Nagel International AG	17,565	4,721,203
Lindt & Spruengli AG	35	3,809,157
Lindt & Spruengli AG (participation certificate)	310	3,424,944
Logitech International SA (Reg.)	53,168	4,159,220
Lonza Group AG	24,074	8,430,811
Novartis AG	662,644	62,036,444
Partners Group Holding AG	7,337	7,717,300
Sandoz Group AG	132,504	3,444,973
Schindler Holding AG:
(participation certificate)	13,113	2,640,908
(Reg.)	7,648	1,483,947
SGS SA (Reg.)	48,469	3,941,886
Sig Group AG	98,920	2,173,815
Sika AG	47,321	11,283,378
Sonova Holding AG	16,804	3,962,467
Straumann Holding AG	36,080	4,242,023
Swatch Group AG (Bearer)	9,371	2,392,070
Swatch Group AG (Bearer) (Reg.)	16,919	816,516
Swiss Life Holding AG	9,543	6,103,575
Swiss Prime Site AG	24,799	2,300,924
Swisscom AG	8,373	5,007,324
Temenos Group AG	20,618	1,476,454
UBS Group AG	1,063,331	24,805,017
VAT Group AG (c)	8,730	3,077,789
Zurich Insurance Group Ltd.	48,647	23,027,976
TOTAL SWITZERLAND		283,662,372
United Arab Emirates - 0.0%
NMC Health PLC (a)(e)	55,366	11
United Kingdom - 11.2%
3i Group PLC	314,691	7,419,655
Abrdn PLC	629,746	1,199,038
Admiral Group PLC	68,622	2,037,623
Ashtead Group PLC	141,684	8,100,750
Associated British Foods PLC	112,397	2,767,778
AstraZeneca PLC (United Kingdom)	501,065	62,735,218
Auto Trader Group PLC (c)	296,893	2,245,774
Aviva PLC	885,223	4,287,640
BAE Systems PLC	985,591	13,252,633
Barclays PLC	5,029,593	8,072,737
Barratt Developments PLC	315,044	1,584,907
Berkeley Group Holdings PLC	34,412	1,688,100
BP PLC	5,609,843	34,253,811
British American Tobacco PLC (United Kingdom)	686,864	20,518,309
BT Group PLC	2,087,725	2,861,060
Bunzl PLC	109,268	3,893,983
Burberry Group PLC	121,938	2,507,705
Centrica PLC	1,798,881	3,439,286
CK Hutchison Holdings Ltd.	867,000	4,389,002
CNH Industrial NV	330,903	3,664,094
Coca-Cola European Partners PLC	66,766	3,906,479
Compass Group PLC	560,491	14,130,755
Croda International PLC	45,150	2,402,540
DCC PLC (United Kingdom)	31,924	1,771,312
Diageo PLC	726,511	27,473,758
Entain PLC	206,514	2,335,373
Halma PLC	122,757	2,752,832
Hargreaves Lansdown PLC	115,006	987,714
HSBC Holdings PLC (United Kingdom)	6,391,009	46,145,804
Imperial Brands PLC	279,103	5,946,064
Informa PLC	452,590	3,914,515
InterContinental Hotel Group PLC	54,431	3,857,120
Intertek Group PLC	52,180	2,424,630
J Sainsbury PLC	535,456	1,674,560
JD Sports Fashion PLC	837,822	1,298,372
Johnson Matthey PLC	59,320	1,077,181
Kingfisher PLC	615,821	1,572,510
Land Securities Group PLC	227,773	1,575,258
Legal & General Group PLC	1,932,792	4,966,234
Lloyds Banking Group PLC	20,823,289	10,134,695
London Stock Exchange Group PLC	137,288	13,851,686
M&G PLC	724,557	1,745,474
Melrose Industries PLC	436,937	2,480,121
National Grid PLC	1,190,674	14,196,379
NatWest Group PLC	1,879,257	4,088,920
Next PLC	38,951	3,259,092
Ocado Group PLC (a)	187,207	1,058,747
Pearson PLC	208,325	2,411,515
Persimmon PLC	103,260	1,275,155
Phoenix Group Holdings PLC	242,498	1,337,549
Reckitt Benckiser Group PLC	231,962	15,519,872
RELX PLC (London Stock Exchange)	612,254	21,384,634
Rentokil Initial PLC	814,925	4,149,998
Rolls-Royce Holdings PLC (a)	2,721,097	7,162,544
Sage Group PLC	331,364	3,909,153
Schroders PLC	260,389	1,168,797
Segro PLC	376,164	3,258,982
Severn Trent PLC	86,924	2,806,111
Smith & Nephew PLC	282,236	3,158,541
Smiths Group PLC	113,027	2,216,605
Spirax-Sarco Engineering PLC	23,859	2,375,633
SSE PLC	352,482	6,996,168
St. James's Place PLC	177,340	1,378,644
Standard Chartered PLC (United Kingdom)	766,919	5,872,556
Taylor Wimpey PLC	1,141,779	1,537,655
Tesco PLC	2,317,544	7,605,165
Unilever PLC	813,137	38,510,725
United Utilities Group PLC	220,420	2,850,817
Vodafone Group PLC	7,434,727	6,843,960
Whitbread PLC	63,992	2,588,488
Wise PLC (a)	198,790	1,608,218
WPP PLC	347,587	2,993,152
TOTAL UNITED KINGDOM		522,867,865
United States of America - 7.0%
CRH PLC	234,605	12,606,510
CSL Ltd.	155,874	23,036,950
CyberArk Software Ltd. (a)	13,504	2,209,795
Experian PLC	297,477	9,006,669
Ferrovial SE	164,674	4,955,430
Ferrovial SE rights (a)(d)	164,674	74,506
GSK PLC	1,323,799	23,599,066
Haleon PLC	1,791,334	7,179,829
Holcim AG	168,526	10,389,642
James Hardie Industries PLC CDI (a)	142,301	3,550,329
Monday.com Ltd. (a)	7,023	912,920
Nestle SA (Reg. S)	863,213	93,087,837
QIAGEN NV (Germany) (a)	73,664	2,737,389
Roche Holding AG:
(Bearer)	10,355	2,814,001
(participation certificate)	227,121	58,531,271
Sanofi SA	367,289	33,352,126
Schneider Electric SA	175,938	27,069,341
Swiss Re Ltd.	97,515	10,625,721
Tenaris SA	152,640	2,396,784
TOTAL UNITED STATES OF AMERICA		328,136,116
TOTAL COMMON STOCKS (Cost $3,977,299,928)		4,578,000,051

Nonconvertible Preferred Stocks - 0.4%
	Shares	Value ($)
Germany - 0.4%
Bayerische Motoren Werke AG (BMW) (non-vtg.)	18,749	1,590,041
Dr. Ing. h.c. F. Porsche AG Series F (c)	36,818	3,215,521
Henkel AG & Co. KGaA	55,046	3,965,263
Porsche Automobil Holding SE (Germany)	49,502	2,215,616
Sartorius AG (non-vtg.)	8,472	2,117,350
Volkswagen AG	66,484	7,050,676

TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $23,604,994)		20,154,467

Government Obligations - 0.0%
	Principal Amount (f)	Value ($)
United States of America - 0.0%
U.S. Treasury Bills, yield at date of purchase 5.42% 2/22/24 (g) (Cost $1,573,400)	1,600,000	1,573,307

Money Market Funds - 1.3%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (h)	38,210,147	38,217,789
Fidelity Securities Lending Cash Central Fund 5.40% (h)(i)	21,057,503	21,059,609
TOTAL MONEY MARKET FUNDS (Cost $59,277,398)		59,277,398

TOTAL INVESTMENT IN SECURITIES - 99.5% (Cost $4,061,755,720)	4,659,005,223
NET OTHER ASSETS (LIABILITIES) - 0.5%	21,766,835
NET ASSETS - 100.0%	4,680,772,058

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE MSCI EAFE Index Contracts (United States)	840	Dec 2023	82,912,200	(2,268,369)	(2,268,369)

The notional amount of futures purchased as a percentage of Net Assets is 1.8%

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $56,927,780 or 1.2% of net assets.

(d)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(e)	Level 3 security
(f)	Amount is stated in United States dollars unless otherwise noted.
(g)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,573,307.
(h)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(i)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	13,901,145	1,969,707,822	1,945,391,178	3,204,504	-	-	38,217,789	0.1%
Fidelity Securities Lending Cash Central Fund 5.40%	11,418,997	88,056,910	78,416,298	137,715	-	-	21,059,609	0.1%
Total	25,320,142	2,057,764,732	2,023,807,476	3,342,219	-	-	59,277,398

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	192,543,074	35,881,045	156,662,029	-
Consumer Discretionary	547,670,797	165,583,867	382,086,930	-
Consumer Staples	456,253,248	75,727,493	380,525,755	-
Energy	224,888,943	20,441,093	204,447,850	-
Financials	877,426,308	270,654,499	606,771,809	-
Health Care	603,942,586	92,515,163	511,427,412	11
Industrials	721,476,916	207,579,170	513,897,746	-
Information Technology	362,484,919	35,414,024	327,070,895	-
Materials	343,895,771	110,746,450	233,149,321	-
Real Estate	107,441,631	18,301,059	89,140,572	-
Utilities	160,130,325	52,729,189	107,401,136	-

Government Obligations	1,573,307	-	1,573,307	-

Money Market Funds	59,277,398	59,277,398	-	-
Total Investments in Securities:	4,659,005,223	1,144,850,450	3,514,154,762	11
Derivative Instruments: Liabilities
Futures Contracts	(2,268,369)	(2,268,369)	-	-
Total Liabilities	(2,268,369)	(2,268,369)	-	-
Total Derivative Instruments:	(2,268,369)	(2,268,369)	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	0	(2,268,369)
Total Equity Risk	0	(2,268,369)
Total Value of Derivatives	0	(2,268,369)

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Financial Statements
Statement of Assets and Liabilities
		October 31, 2023

Assets
Investment in securities, at value (including securities loaned of $19,832,511) - See accompanying schedule:
Unaffiliated issuers (cost $4,002,478,322)	$4,599,727,825
Fidelity Central Funds (cost $59,277,398)	59,277,398

Total Investment in Securities (cost $4,061,755,720)		$4,659,005,223
Segregated cash with brokers for derivative instruments		1,013,705
Foreign currency held at value (cost $11,421,361)		11,372,512
Receivable for fund shares sold		1,204,726
Dividends receivable		10,502,675
Reclaims receivable		20,667,710
Distributions receivable from Fidelity Central Funds		436,642
Receivable for daily variation margin on futures contracts		248,829
Prepaid expenses		4,748
Receivable from investment adviser for expense reductions		65,748
Total assets		4,704,522,518
Liabilities
Payable for investments purchased on a delayed delivery basis	$129,524
Payable for fund shares redeemed	2,196,983
Accrued management fee	137,588
Other payables and accrued expenses	226,756
Collateral on securities loaned	21,059,609
Total Liabilities		23,750,460
Net Assets		$4,680,772,058
Net Assets consist of:
Paid in capital		$5,059,925,307
Total accumulated earnings (loss)		(379,153,249)
Net Assets		$4,680,772,058
Net Asset Value, offering price and redemption price per share ($4,680,772,058 ÷ 385,376,403 shares)		$12.15

Statement of Operations
		Year ended October 31, 2023
Investment Income
Dividends		$123,057,516
Foreign Tax Reclaims		9,706,157
Interest		174,488
Income from Fidelity Central Funds (including $137,715 from security lending)		3,342,219
Income before foreign taxes withheld		$136,280,380
Less foreign taxes withheld		(16,634,398)
Total Income		119,645,982
Expenses
Management fee	$1,323,828
Custodian fees and expenses	529,071
Independent trustees' fees and expenses	12,524
Registration fees	36,488
Audit	91,644
Legal	5,705
Interest	69,853
Miscellaneous	22,943
Total expenses before reductions	2,092,056
Expense reductions	(679,205)
Total expenses after reductions		1,412,851
Net Investment income (loss)		118,233,131
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	11,543,422
Foreign currency transactions	(510,020)
Futures contracts	(5,744,370)
Total net realized gain (loss)		5,289,032
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	214,272,640
Assets and liabilities in foreign currencies	1,773,487
Futures contracts	(3,772,390)
Total change in net unrealized appreciation (depreciation)		212,273,737
Net gain (loss)		217,562,769
Net increase (decrease) in net assets resulting from operations		$335,795,900
Statement of Changes in Net Assets

	Year ended October 31, 2023	Year ended October 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$118,233,131	$163,367,759
Net realized gain (loss)	5,289,032	(476,309,515)
Change in net unrealized appreciation (depreciation)	212,273,737	(937,797,179)
Net increase (decrease) in net assets resulting from operations	335,795,900	(1,250,738,935)
Distributions to shareholders	(99,352,487)	(164,779,160)

Share transactions
Proceeds from sales of shares	2,215,904,081	1,319,237,205
Reinvestment of distributions	98,336,677	164,400,475
Cost of shares redeemed	(1,038,838,311)	(3,151,339,963)

Net increase (decrease) in net assets resulting from share transactions	1,275,402,447	(1,667,702,283)
Total increase (decrease) in net assets	1,511,845,860	(3,083,220,378)

Net Assets
Beginning of period	3,168,926,198	6,252,146,576
End of period	$4,680,772,058	$3,168,926,198

Other Information
Shares
Sold	171,776,026	104,093,787
Issued in reinvestment of distributions	8,419,236	12,109,857
Redeemed	(86,009,290)	(255,655,639)
Net increase (decrease)	94,185,972	(139,451,995)

Financial Highlights
Fidelity® SAI International Index Fund

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$10.88	$14.52	$11.04	$12.19	$11.27
Income from Investment Operations
Net investment income (loss) A,B	.39	.42	.37	.28	.38
Net realized and unrealized gain (loss)	1.27	(3.68)	3.36	(1.04)	.85
Total from investment operations	1.66	(3.26)	3.73	(.76)	1.23
Distributions from net investment income	(.39)	(.38)	(.25)	(.39)	(.31)
Total distributions	(.39)	(.38)	(.25)	(.39)	(.31)
Net asset value, end of period	$12.15	$10.88	$14.52	$11.04	$12.19
Total Return C	15.43%	(23.00)%	34.09%	(6.51)%	11.36%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.06%	.05%	.05%	.05%	.11%
Expenses net of fee waivers, if any	.04%	.04%	.04%	.04%	.05%
Expenses net of all reductions	.04%	.04%	.04%	.04%	.05%
Net investment income (loss)	3.12%	3.28%	2.66%	2.51%	3.35%
Supplemental Data
Net assets, end of period (000 omitted)	$4,680,772	$3,168,926	$6,252,147	$3,657,921	$6,490,033
Portfolio turnover rate F	18%	20%	10%	16%	4%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended October 31, 2023

1. Organization.
Fidelity SAI International Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs  and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign tax reclaims. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in foreign tax reclaims. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to partnerships, futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$911,768,338
Gross unrealized depreciation	(362,748,003)
Net unrealized appreciation (depreciation)	$549,020,335
Tax Cost	$4,109,984,888

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$115,307,942
Capital loss carryforward	$(1,042,535,402)
Net unrealized appreciation (depreciation) on securities and other investments	$548,074,212

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(456,769,397)
Long-term	(585,766,005)
Total capital loss carryforward	$(1,042,535,402)

The tax character of distributions paid was as follows:

	October 31, 2023	October 31, 2022
Ordinary Income	$99,352,487	$164,779,160

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI International Index Fund	1,935,574,655	677,711,473
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .035% of the Fund's average net assets.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity SAI International Index Fund.	Borrower	$ 15,057,649	4.20%	$65,069

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity SAI International Index Fund	$6,550
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity SAI International Index Fund	$14,929	$-	$-
9. Bank Borrowings.
The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity SAI International Index Fund	$3,565,400	4.83%	$ 4,784
10. Expense Reductions.
The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .035% of average net assets. This reimbursement will remain in place through February 28, 2025. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $679,205.
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

In addition, the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

Strategic Advisers Fidelity International Fund
Fidelity SAI International Index Fund	32%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
Fidelity SAI International Index Fund	37%
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity SAI International Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity SAI International Index Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the "Fund") as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statement of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the five years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 13, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Laura M. Bishop, Jonathan Chiel, Robert W. Helm, Christine J. Thompson, and Carol J. Zierhoffer, each of the Trustees oversees 313 funds. Mr. Chiel oversees 191 funds. Ms. Bishop, Mr. Helm, Ms. Thompson, and Ms. Zierhoffer each oversees 229 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is General Counsel (2012-present) and Head of Legal, Risk and Compliance (2022-present). Mr Chiel serves as Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present) and Director and President for OH Company LLC (holding company, 2018-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
Christine J. Thompson (1958)
Year of Election or Appointment: 2023
Trustee
Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity® funds.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).
Laura M. Bishop (1961)
Year of Election or Appointment: 2023
Trustee
Ms. Bishop also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity® funds (2022-2023).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Robert W. Helm (1957)
Year of Election or Appointment: 2023
Trustee
Mr. Helm also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity® funds (2021-2023).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Trustee
Ms. Zierhoffer also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity® funds (2023).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter is a Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments. Mr. Carter serves as Chief Legal Officer of Fidelity Investments Institutional Operations Company LLC - Shareholder Division (transfer agent, 2020-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Robin Foley (1964)
Year of Election or Appointment: 2023
Vice President
Ms. Foley also serves as Vice President of other funds. Ms. Foley serves as Head of Fidelity's Fixed Income division (2023-present) and is an employee of Fidelity Investments. Previously, Ms. Foley served as Chief Investment Officer of Bonds (2017-2023).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia is a Senior Vice President of Asset Management Compliance (2019-present) and is an employee of Fidelity Investments. Mr. Gouveia serves as Compliance Officer of Fidelity Management Trust Company (2023-present). Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2023 to October 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period- C May 1, 2023 to October 31, 2023

Fidelity® SAI International Index Fund	.04%
Actual		$ 1,000	$ 926.10	$ .19
Hypothetical-B		$ 1,000	$ 1,025.00	$ .20

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund designates $503,467 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 97.98% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.4200 and $0.0270 for the dividend paid December 19, 2022.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity SAI International Index Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreement (Sub-Advisory Agreement) for the fund with Geode Capital Management, LLC (Geode) (together, the Advisory Contracts). FMR and Geode are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board's Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of the fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its September 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by Fidelity and Geode from their respective relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered the Investment Advisers' staffing as it relates to the fund, including the backgrounds and experience of investment personnel of Fidelity and Geode, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and with senior management of Geode. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of the fund.
The Trustees also discussed with representatives of Fidelity, at meetings throughout the year, Fidelity's role in, among other things, overseeing compliance with federal securities laws and other applicable requirements by Geode with respect to the fund and monitoring and overseeing the performance and investment capabilities of Geode. The Trustees considered that the Board had received from Fidelity periodic reports about its oversight and due diligence processes, as well as periodic reports regarding the performance of Geode.
The Board also considered the nature, extent and quality of services provided by Geode. The Trustees noted that under the Sub-Advisory Agreement, subject to oversight by Fidelity, Geode is responsible for, among other things, identifying investments and arranging for execution of portfolio transactions to implement the fund's investment strategy. In addition, the Trustees noted that Geode is responsible for providing such reporting as may be requested by Fidelity to fulfill its oversight responsibilities discussed above.
Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staffs, including their size, education, experience, and resources, as well as Fidelity's and Geode's approach to recruiting, managing, training, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization and that Fidelity's and Geode's analysts have extensive resources, tools and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's and Geode's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and by FMR's affiliates under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against the securities market index the fund seeks to track (benchmark index). The Board also periodically considers the fund's tracking error versus its benchmark index. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds over different time periods and discussed with the Investment Advisers the reasons for such underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that an index fund's performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) of the fund compared to the fund's benchmark index, over appropriate time periods taking into account relevant factors including the following: general market conditions; the characteristics of the fund's benchmark index; the extent to which statistical sampling is employed; any securities lending revenues; and fund cash flows and other factors.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for 2022 and below the competitive median of the asset size peer group for 2022. Further, the information provided to the Board indicated that the total expense ratio of the fund ranked below the competitive median of the similar sales load structure group for 2022 and below the competitive median of the total expense asset size peer group for 2022.
Other Contractual Arrangements. The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.035% through February 29, 2024.
Fees Charged to Other Clients. The Board also considered fee structures and other information with respect to clients of Fidelity and Geode, such as other funds advised or subadvised by Fidelity or Geode, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's and Geode's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's and Geode's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
The Board also considered information regarding the profitability of Geode's relationship with the fund.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and Fidelity's views regarding portfolio manager investment in the Fidelity funds that they manage; (iii) hiring, training, and retaining personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends and market conditions; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons; (x) information concerning expense limitations applicable to certain funds; and (xi) matters related to money market funds, exchange-traded funds, and target date funds.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through September 30, 2024.
Proxy Voting Results
A special meeting of shareholders was held on October 18, 2023. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Abigail P. Johnson
Affirmative	378,729,502,260.010	97.580
Withheld	9,407,876,478.960	2.420
TOTAL	388,137,378,738.970	100.000
Jennifer Toolin McAuliffe
Affirmative	378,454,868,010.950	97.510
Withheld	9,682,510,728.020	2.490
TOTAL	388,137,378,738.970	100.000
Christine J. Thompson
Affirmative	378,837,121,274.520	97.600
Withheld	9,300,257,464.450	2.400
TOTAL	388,137,378,738.970	100.000
Elizabeth S. Acton
Affirmative	378,262,110,794.850	97.460
Withheld	9,875,267,944.120	2.540
TOTAL	388,137,378,738.970	100.000
Laura M. Bishop
Affirmative	380,482,113,171.060	98.030
Withheld	7,655,265,567.910	1.970
TOTAL	388,137,378,738.970	100.000
Ann E. Dunwoody
Affirmative	380,016,034,008.120	97.910
Withheld	8,121,344,730.850	2.090
TOTAL	388,137,378,738.970	100.000
John Engler
Affirmative	379,432,488,394.200	97.760
Withheld	8,704,890,344.770	2.240
TOTAL	388,137,378,738.970	100.000
Robert F. Gartland
Affirmative	378,741,819,600.600	97.580
Withheld	9,395,559,138.370	2.420
TOTAL	388,137,378,738.970	100.000
Robert W. Helm
Affirmative	380,389,324,755.070	98.000
Withheld	7,748,053,983.900	2.000
TOTAL	388,137,378,738.970	100.000
Arthur E. Johnson
Affirmative	378,427,694,151.670	97.500
Withheld	9,709,684,587.300	2.500
TOTAL	388,137,378,738.970	100.000
Michael E. Kenneally
Affirmative	377,842,228,145.180	97.350
Withheld	10,295,150,593.790	2.650
TOTAL	388,137,378,738.970	100.000
Mark A. Murray
Affirmative	380,158,432,703.370	97.940
Withheld	7,978,946,035.600	2.060
TOTAL	388,137,378,738.970	100.000
Carol J. Zierhoffer
Affirmative	380,522,113,360.240	98.040
Withheld	7,615,265,378.730	1.960
TOTAL	388,137,378,738.970	100.000

Proposal 1 reflects trust wide proposal and voting results.

1.9879602.107
SV7-ANN-1223
Fidelity® SAI International Momentum Index Fund

Annual Report
October 31, 2023

Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity® SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers.

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
The funds or securities referred to herein are not sponsored, endorsed, or promoted by Fidelity Product Services LLC (FPS), and FPS bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the relationship between FPS and any related funds.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2023	Past 1 year	Life of Fund A
Fidelity® SAI International Momentum Index Fund	16.53%	6.46%

A   From May 12, 2020
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI International Momentum Index Fund on May 12, 2020, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Fidelity International Momentum Focus Index℠ and MSCI ACWI (All Country World Index) ex USA Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
International (non-U.S.) equities gained 12.27% for the 12 months ending October 31, 2023, according to the MSCI ACWI (All Country World Index) ex USA Index, as global economic expansion and a slowing in the pace of inflation in some markets provided a favorable backdrop for risk assets. After returning -15.86% in 2022, the index's upturn has been largely driven by a narrow set of companies in the information technology and communication services sectors, in part due to excitement for generative artificial intelligence applications. The index gained 14.07% year to date through July, including strong gains in both June (+4.50%) and July (+4.07%). The rally for international equities sputtered for the next three months (-11.33%) amid a stalling pattern in disinflationary trends, heightened global recession and geopolitical risks, soaring yields on longer-term U.S. government bonds and particularly weak economic conditions in the eurozone and China. The three-month decline left non-U.S. stocks up 1.15% year to date through October. For the full 12 months, nearly all regions advanced, with Europe ex U.K. (+18%) and Japan (+17%) leading, whereas Canada (-0.38%) lagged by the widest margin. Each of the 11 sectors advanced, with information technology (+21%) and consumer discretionary (+19%) leading the way. Energy and industrials each rose about 14%. Conversely, four defensive-oriented sectors lagged by the widest margin: real estate (+4%), health care (+6%), consumer staples (+7%) and utilities (+8%).
Comments from the Geode Capital Management, LLC, passive equity index team:
For the fiscal year ending October 31, 2023, the fund gained 16.53%, versus 15.95% for the benchmark Fidelity International Momentum Focus Index. (The fund's relative performance can be affected by Fidelity's methodologies for valuing certain foreign stocks and for incorporating foreign exchange rates, which differ from those used by the index, as well as by local tax laws or regulations, which vary by country.) From a regional standpoint, Europe ex U.K. gained 19% and contributed most, followed by Japan (+21%). By sector, industrials gained 29% and contributed, driven by the capital goods industry (+36%). Financials, which gained about 19%, also helped, benefiting from the banks industry (+17%). Consumer discretionary, which advanced roughly 15%, was lifted by the consumer durables & apparel industry (+24%). The consumer staples sector rose about 11%, boosted by the household & personal products industry (+37%). Health care gained 11% and materials advanced 12%. Other notable contributors included the energy (+14%), communication services (+16%), information technology (+14%), and utilities (+20%) sectors. In contrast, Asia Pacific ex Japan returned -4% and was a notable detractor. Turning to individual stocks, the top contributor was Novo-Nordisk (+79%), from the pharmaceuticals, biotechnology & life sciences industry. Mitsubishi (+75%) and Mitsui (+67%), within the capital goods group, also boosted the fund. Another notable contributor was L'Oreal (+35%), a stock in the household & personal products industry. Lastly, Hermes International (+45%), from the consumer durables & apparel group, also lifted the fund. Conversely, the biggest individual detractor was Infineon Technologies (-23%), from the semiconductors & semiconductor equipment category. In health care equipment & services, Olympus returned -41% and detracted. In pharmaceuticals, biotechnology & life sciences, Daiichi Sankyo returned -21% and detracted. Another notable detractor was Equinor (-23%), a stock in the energy sector. Lastly, in consumer durables & apparel, Panasonic Holdings returned -29% and detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary October 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	4.2
HSBC Holdings PLC (United Kingdom) (United Kingdom, Banks)	2.8
L'Oreal SA (France, Personal Care Products)	2.5
Shell PLC (London) (Netherlands, Oil, Gas & Consumable Fuels)	2.3
Mitsubishi Corp. (Japan, Trading Companies & Distributors)	2.1
Hermes International SCA (France, Textiles, Apparel & Luxury Goods)	2.0
Air Liquide SA (France, Chemicals)	1.9
Mitsui & Co. Ltd. (Japan, Trading Companies & Distributors)	1.8
ABB Ltd. (Reg.) (Switzerland, Electrical Equipment)	1.8
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany, Insurance)	1.7
23.1

Market Sectors (% of Fund's net assets)

Financials	18.8
Industrials	18.6
Consumer Discretionary	14.0
Health Care	10.9
Materials	9.6
Consumer Staples	8.0
Information Technology	6.5
Utilities	5.3
Communication Services	4.4
Energy	2.8
Real Estate	0.3

Asset Allocation (% of Fund's net assets)

Futures - 0.8%

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Schedule of Investments October 31, 2023
Showing Percentage of Net Assets
Common Stocks - 99.2%
	Shares	Value ($)
Australia - 5.0%
AGL Energy Ltd.	115,059	786,537
Altium Ltd.	22,674	571,918
BHP Group Ltd.	79,880	2,261,201
BlueScope Steel Ltd.	87,486	1,048,735
Brambles Ltd.	265,177	2,213,102
CAR Group Ltd.	73,596	1,297,296
Cochlear Ltd.	12,826	1,965,894
Fortescue Metals Group Ltd.	317,923	4,522,718
Liontown Resources Ltd. (a)	359,389	369,417
Medibank Private Ltd.	525,477	1,146,737
Newcrest Mining Ltd.	170,626	2,615,429
NIB Holdings Ltd.	94,444	435,256
Origin Energy Ltd.	336,585	1,952,480
Pro Medicus Ltd.	10,206	486,142
Qantas Airways Ltd. (a)	164,618	515,733
QBE Insurance Group Ltd.	291,488	2,890,426
Sonic Healthcare Ltd.	82,511	1,510,864
Steadfast Group Ltd.	199,583	686,315
Technology One Ltd.	58,367	541,284
Washington H. Soul Pattinson & Co. Ltd.	47,953	1,021,585
WiseTech Global Ltd.	33,560	1,249,482
TOTAL AUSTRALIA		30,088,551
Belgium - 0.2%
Solvay SA Class A	13,715	1,447,411
Chile - 0.2%
Antofagasta PLC	64,694	1,057,605
Denmark - 5.7%
DSV A/S	32,321	4,820,371
Genmab A/S (a)	9,338	2,639,693
Jyske Bank A/S (Reg.) (a)	9,039	635,854
Novo Nordisk A/S Series B	259,049	24,992,070
Ringkjoebing Landbobank A/S	5,244	714,069
TOTAL DENMARK		33,802,057
Finland - 1.1%
Nordea Bank Abp	601,738	6,323,331
France - 12.5%
Air Liquide SA	65,956	11,301,709
Bollore SA	155,609	847,947
Dassault Aviation SA	4,261	845,356
Edenred SA	46,219	2,456,953
Engie SA	342,525	5,447,822
EssilorLuxottica SA	39,166	7,071,585
Hermes International SCA	6,540	12,176,386
Ipsen SA	7,531	888,493
L'Oreal SA	36,222	15,225,219
LVMH Moet Hennessy Louis Vuitton SE	4,959	3,550,300
Pernod Ricard SA	28,215	5,000,594
Publicis Groupe SA	43,717	3,317,549
Renault SA	36,971	1,292,883
SCOR SE	30,128	897,378
Sodexo SA	15,558	1,644,217
Technip Energies NV	24,074	526,011
TotalEnergies SE	22,946	1,534,112
Verallia SA (b)	13,615	442,841
TOTAL FRANCE		74,467,355
Germany - 11.2%
adidas AG	32,350	5,723,178
Aixtron AG	21,240	594,663
Beiersdorf AG	18,751	2,461,206
Commerzbank AG	197,495	2,121,040
Deutsche Telekom AG	341,698	7,416,099
E.ON SE	428,365	5,085,499
Fresenius Medical Care AG & Co. KGaA	38,976	1,295,023
Gerresheimer AG	5,189	482,613
HeidelbergCement AG	26,780	1,940,444
Infineon Technologies AG	245,165	7,161,324
Mercedes-Benz Group AG (Germany)	144,625	8,508,906
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	26,037	10,427,580
RWE AG	125,224	4,787,207
Siemens AG	64,578	8,569,427
Talanx AG	10,391	653,636
TOTAL GERMANY		67,227,845
Ireland - 0.7%
AIB Group PLC	219,791	952,104
Bank of Ireland Group PLC	189,616	1,695,346
Ryanair Holdings PLC sponsored ADR (a)	18,862	1,654,197
TOTAL IRELAND		4,301,647
Italy - 3.0%
A2A SpA	306,024	573,457
Banco BPM SpA	289,098	1,475,330
BPER Banca	207,441	673,625
Buzzi SpA	18,434	487,625
Coca-Cola HBC AG	39,155	1,014,639
Interpump Group SpA	15,320	638,678
Mediobanca SpA	124,411	1,483,575
Prada SpA	97,500	587,346
Prysmian SpA	50,338	1,879,638
UniCredit SpA	352,595	8,839,421
TOTAL ITALY		17,653,334
Japan - 27.3%
Ajinomoto Co., Inc.	103,500	3,780,098
Alfresa Holdings Corp.	39,600	627,288
Asics Corp.	36,200	1,146,707
Bridgestone Corp.	105,100	3,977,531
Capcom Co. Ltd.	32,800	1,055,810
Chubu Electric Power Co., Inc.	148,100	1,789,664
Daiichi Sankyo Kabushiki Kaisha	113,100	2,916,192
Daiwa House Industry Co. Ltd.	12,500	343,821
DENSO Corp.	262,100	3,870,256
Disco Corp.	17,300	3,055,163
Eisai Co. Ltd.	54,900	2,908,512
Fast Retailing Co. Ltd.	35,200	7,793,153
Honda Motor Co. Ltd.	976,700	10,009,977
Ibiden Co. Ltd.	27,100	1,155,448
Invincible Investment Corp.	1,278	491,519
Isetan Mitsukoshi Holdings Ltd.	74,800	843,816
Itochu Corp.	273,200	9,840,946
Iwatani Corp.	10,200	487,851
J. Front Retailing Co. Ltd.	51,000	486,198
Japan Airport Terminal Co. Ltd.	17,500	769,633
Japan Exchange Group, Inc.	103,300	2,042,737
Japan Tobacco, Inc.	209,900	4,886,235
JFE Holdings, Inc.	111,000	1,546,549
Kajima Corp.	91,400	1,510,604
Kansai Electric Power Co., Inc.	161,400	2,066,540
Kansai Paint Co. Ltd.	46,600	681,978
Kobe Steel Ltd.	77,400	915,136
Kuraray Co. Ltd.	64,500	737,956
Kyushu Electric Power Co., Inc. (a)	91,100	582,050
Lawson, Inc.	9,800	473,599
Marubeni Corp.	322,500	4,715,523
MatsukiyoCocokara & Co.	72,900	1,278,797
Mazda Motor Corp.	111,100	1,073,891
Medipal Holdings Corp.	40,900	687,651
Mitsubishi Corp.	273,000	12,726,048
Mitsubishi Heavy Industries Ltd.	62,500	3,219,043
Mitsui & Co. Ltd.	294,700	10,710,629
Nippon Telegraph & Telephone Corp.	5,533,900	6,512,159
Nissin Food Holdings Co. Ltd.	15,300	1,331,233
Otsuka Corp.	22,600	906,138
Otsuka Holdings Co. Ltd.	74,200	2,496,531
Panasonic Holdings Corp.	447,900	3,929,647
Renesas Electronics Corp. (a)	270,900	3,558,440
Rohto Pharmaceutical Co. Ltd.	42,400	989,247
Sanrio Co. Ltd.	12,600	536,552
Screen Holdings Co. Ltd.	18,000	836,859
Sega Sammy Holdings, Inc.	31,100	486,391
Sekisui House Ltd.	126,400	2,475,260
Shin-Etsu Chemical Co. Ltd.	272,800	8,157,642
Skylark Holdings Co. Ltd. (a)	43,400	640,314
Sojitz Corp.	39,200	814,003
Sumitomo Corp.	231,800	4,556,649
Sumitomo Forestry Co. Ltd.	36,700	866,540
Sumitomo Mitsui Financial Group, Inc.	68,100	3,282,963
Tohoku Electric Power Co., Inc.	98,200	613,171
Tokio Marine Holdings, Inc.	377,800	8,452,231
Toyo Suisan Kaisha Ltd.	18,900	871,875
Tsuruha Holdings, Inc.	7,400	543,580
Yamaha Motor Co. Ltd.	64,900	1,585,952
Yamazaki Baking Co. Ltd.	32,700	692,307
Zensho Holdings Co. Ltd.	17,500	919,833
TOTAL JAPAN		163,260,066
Jordan - 0.1%
Hikma Pharmaceuticals PLC	33,349	770,755
Luxembourg - 0.2%
ArcelorMittal SA (Netherlands)	67,920	1,500,565
Macau - 0.5%
Galaxy Entertainment Group Ltd.	267,000	1,500,931
Sands China Ltd. (a)	463,200	1,246,957
TOTAL MACAU		2,747,888
Netherlands - 6.0%
ABN AMRO Bank NV GDR (Bearer) (b)	77,969	1,046,500
Argenx SE (a)	10,245	4,819,060
ASM International NV (Netherlands)	7,170	2,947,385
ASML Holding NV (Netherlands)	8,414	5,057,827
Shell PLC (London)	433,417	13,967,666
Stellantis NV (Italy)	89,549	1,667,632
Wolters Kluwer NV	47,687	6,110,417
TOTAL NETHERLANDS		35,616,487
New Zealand - 0.8%
Contact Energy Ltd.	153,384	696,742
Fisher & Paykel Healthcare Corp.	108,734	1,318,902
Infratil Ltd.	153,673	879,937
Xero Ltd. (a)	27,505	1,880,442
TOTAL NEW ZEALAND		4,776,023
Norway - 0.1%
Kongsberg Gruppen ASA	16,418	670,185
Portugal - 0.2%
Jeronimo Martins SGPS SA	53,199	1,225,993
Singapore - 2.5%
Keppel (REIT) (c)	53,785	31,231
Keppel Corp. Ltd.	268,928	1,220,757
Oversea-Chinese Banking Corp. Ltd.	758,600	7,033,069
Sembcorp Industries Ltd.	178,100	597,509
Singapore Airlines Ltd.	261,400	1,167,219
STMicroelectronics NV (Italy)	121,500	4,631,622
TOTAL SINGAPORE		14,681,407
Spain - 3.2%
ACS Actividades de Construccion y Servicios SA	39,115	1,414,214
Banco Bilbao Vizcaya Argentaria SA	1,165,350	9,168,082
Banco de Sabadell SA	1,056,299	1,308,792
Bankinter SA	119,844	756,023
CaixaBank SA	760,520	3,091,925
Industria de Diseno Textil SA	67,959	2,340,586
Naturgy Energy Group SA	34,107	963,566
TOTAL SPAIN		19,043,188
Sweden - 2.0%
Epiroc AB (A Shares)	177,920	2,931,182
Investor AB (B Shares)	355,928	6,517,537
Swedbank AB (A Shares)	172,141	2,818,267
TOTAL SWEDEN		12,266,986
Switzerland - 3.7%
ABB Ltd. (Reg.)	316,184	10,623,061
Alcon, Inc. (Switzerland)	52,086	3,711,553
Lindt & Spruengli AG	39	4,244,490
Siegfried Holding AG	768	607,460
Swisscom AG	4,766	2,850,222
TOTAL SWITZERLAND		22,036,786
United Kingdom - 9.8%
3i Group PLC	190,128	4,482,760
Associated British Foods PLC	66,167	1,629,364
Auto Trader Group PLC (b)	105,675	799,353
BAE Systems PLC	573,522	7,711,796
Beazley PLC	114,876	718,376
Britvic PLC	49,370	502,857
Bunzl PLC	54,822	1,953,691
Centrica PLC	1,096,353	2,096,120
easyJet PLC (a)	108,257	481,586
Halma PLC	67,183	1,506,582
HSBC Holdings PLC (United Kingdom)	2,304,982	16,642,951
IMI PLC	51,049	908,996
Informa PLC	271,191	2,345,570
International Consolidated Airlines Group SA CDI (a)	476,929	835,614
J Sainsbury PLC	337,572	1,055,707
Marks & Spencer Group PLC (a)	385,202	1,015,044
Rolls-Royce Holdings PLC (a)	1,644,193	4,327,889
Sage Group PLC	200,004	2,359,479
Shaftesbury Capital PLC	375,014	474,043
Spectris PLC	20,869	786,322
SSE PLC	200,025	3,970,156
Whitbread PLC	38,182	1,544,469
Wise PLC (a)	89,945	727,658
TOTAL UNITED KINGDOM		58,876,383
United States of America - 3.2%
CRH PLC	139,975	7,521,563
GSK PLC	161,564	2,880,165
Holcim AG	104,082	6,416,664
James Hardie Industries PLC CDI (a)	85,978	2,145,102
TOTAL UNITED STATES OF AMERICA		18,963,494
TOTAL COMMON STOCKS (Cost $549,105,672)		592,805,342

Government Obligations - 0.1%
	Principal Amount (d)	Value ($)
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 5.42% 2/22/24 (e) (Cost $393,350)	400,000	393,327

Money Market Funds - 0.0%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (f) (Cost $94,176)	94,157	94,176

TOTAL INVESTMENT IN SECURITIES - 99.3% (Cost $549,593,198)	593,292,845
NET OTHER ASSETS (LIABILITIES) - 0.7%	4,341,033
NET ASSETS - 100.0%	597,633,878

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE MSCI EAFE Index Contracts (United States)	46	Dec 2023	4,540,430	(179,538)	(179,538)

The notional amount of futures purchased as a percentage of Net Assets is 0.8%

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,288,694 or 0.4% of net assets.

(c)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(d)	Amount is stated in United States dollars unless otherwise noted.
(e)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $165,197.
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	-	27,946,628	27,852,452	34,483	-	-	94,176	0.0%
Fidelity Securities Lending Cash Central Fund 5.40%	-	11,896,201	11,896,201	22,897	-	-	-	0.0%
Total	-	39,842,829	39,748,653	57,380	-	-	94,176

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	26,442,005	9,361,288	17,080,717	-
Consumer Discretionary	82,425,809	26,389,351	56,036,458	-
Consumer Staples	48,222,084	18,149,894	30,072,190	-
Energy	16,515,640	526,011	15,989,629	-
Financials	113,619,432	44,402,974	69,216,458	-
Health Care	65,076,446	13,532,459	51,543,987	-
Industrials	111,236,124	22,212,943	89,023,181	-
Information Technology	38,800,378	8,194,431	30,605,947	-
Materials	57,118,290	23,430,147	33,688,143	-
Real Estate	1,340,614	474,043	866,571	-
Utilities	32,008,520	17,476,005	14,532,515	-

Government Obligations	393,327	-	393,327	-

Money Market Funds	94,176	94,176	-	-
Total Investments in Securities:	593,292,845	184,243,722	409,049,123	-
Derivative Instruments: Liabilities
Futures Contracts	(179,538)	(179,538)	-	-
Total Liabilities	(179,538)	(179,538)	-	-
Total Derivative Instruments:	(179,538)	(179,538)	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	0	(179,538)
Total Equity Risk	0	(179,538)
Total Value of Derivatives	0	(179,538)

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Financial Statements
Statement of Assets and Liabilities
		October 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $549,499,022)	$593,198,669
Fidelity Central Funds (cost $94,176)	94,176

Total Investment in Securities (cost $549,593,198)		$593,292,845
Cash		5,392
Foreign currency held at value (cost $468,524)		466,858
Receivable for investments sold		1,909
Receivable for fund shares sold		87,655
Dividends receivable		1,783,720
Reclaims receivable		2,297,366
Distributions receivable from Fidelity Central Funds		2,053
Receivable for daily variation margin on futures contracts		13,613
Prepaid expenses		779
Total assets		597,952,190
Liabilities
Payable for investments purchased on a delayed delivery basis	$31,427
Payable for fund shares redeemed	138,180
Accrued management fee	75,799
Audit fee payable	42,295
Custody fee payable	24,874
Other payables and accrued expenses	5,737
Total Liabilities		318,312
Net Assets		$597,633,878
Net Assets consist of:
Paid in capital		$795,139,140
Total accumulated earnings (loss)		(197,505,262)
Net Assets		$597,633,878
Net Asset Value, offering price and redemption price per share ($597,633,878 ÷ 51,093,759 shares)		$11.70

Statement of Operations
		Year ended October 31, 2023
Investment Income
Dividends		$19,313,137
Interest		30,464
Income from Fidelity Central Funds (including $22,897 from security lending)		57,380
Income before foreign taxes withheld		$19,400,981
Less foreign taxes withheld		(1,522,342)
Total Income		17,878,639
Expenses
Management fee	$928,446
Custodian fees and expenses	102,979
Independent trustees' fees and expenses	2,156
Registration fees	24,217
Audit	48,246
Legal	732
Interest	9,554
Miscellaneous	8,524
Total Expenses		1,124,854
Net Investment income (loss)		16,753,785
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(10,607,265)
Foreign currency transactions	134,299
Futures contracts	591,257
Total net realized gain (loss)		(9,881,709)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	84,612,089
Assets and liabilities in foreign currencies	80,780
Futures contracts	(299,876)
Total change in net unrealized appreciation (depreciation)		84,392,993
Net gain (loss)		74,511,284
Net increase (decrease) in net assets resulting from operations		$91,265,069
Statement of Changes in Net Assets

	Year ended October 31, 2023	Year ended October 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$16,753,785	$27,102,380
Net realized gain (loss)	(9,881,709)	(237,671,396)
Change in net unrealized appreciation (depreciation)	84,392,993	(166,173,932)
Net increase (decrease) in net assets resulting from operations	91,265,069	(376,742,948)
Distributions to shareholders	(14,027,534)	(37,303,193)

Share transactions
Proceeds from sales of shares	22,436,695	594,269,522
Reinvestment of distributions	13,948,304	37,266,455
Cost of shares redeemed	(86,550,078)	(682,501,019)

Net increase (decrease) in net assets resulting from share transactions	(50,165,079)	(50,965,042)
Total increase (decrease) in net assets	27,072,456	(465,011,183)

Net Assets
Beginning of period	570,561,422	1,035,572,605
End of period	$597,633,878	$570,561,422

Other Information
Shares
Sold	1,859,042	41,133,495
Issued in reinvestment of distributions	1,243,164	2,617,027
Redeemed	(7,493,979)	(59,628,242)
Net increase (decrease)	(4,391,773)	(15,877,720)

Financial Highlights
Fidelity® SAI International Momentum Index Fund

Years ended October 31,	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$10.28	$14.51	$11.33	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.32	.30	.28	.08
Net realized and unrealized gain (loss)	1.37	(4.17)	3.05	1.25
Total from investment operations	1.69	(3.87)	3.33	1.33
Distributions from net investment income	(.27)	(.27) D	(.09)	-
Distributions from net realized gain	-	(.10) D	(.05)	-
Total distributions	(.27)	(.36) E	(.15) E	-
Net asset value, end of period	$11.70	$10.28	$14.51	$11.33
Total Return F,G	16.53%	(27.34)%	29.56%	13.30%
Ratios to Average Net Assets C,H,I
Expenses before reductions	.18%	.18%	.19%	.24% J,K
Expenses net of fee waivers, if any	.18%	.18%	.19%	.20% K
Expenses net of all reductions	.18%	.18%	.19%	.20% K
Net investment income (loss)	2.71%	2.47%	2.03%	1.55% K
Supplemental Data
Net assets, end of period (000 omitted)	$597,634	$570,561	$1,035,573	$372,738
Portfolio turnover rate L	63%	113%	73%	29% M

AFor the period May 12, 2020 (commencement of operations) through October 31, 2020.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

ETotal distributions per share do not sum due to rounding.

FTotal returns for periods of less than one year are not annualized.

GTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

JAudit fees are not annualized.

KAnnualized.

LAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

MAmount not annualized.

Notes to Financial Statements
For the period ended October 31, 2023

1. Organization.
Fidelity SAI International Momentum Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), certain corporate actions, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$73,845,830
Gross unrealized depreciation	(37,219,979)
Net unrealized appreciation (depreciation)	$36,625,851
Tax Cost	$556,666,994

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$21,080,963
Capital loss carryforward	$(255,056,791)
Net unrealized appreciation (depreciation) on securities and other investments	$36,470,564

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(226,856,496)
Long-term	(28,200,295)
Total capital loss carryforward	$(255,056,791)

The tax character of distributions paid was as follows:

	October 31, 2023	October 31, 2022
Ordinary Income	$14,027,534	$ 27,992,929
Long-term Capital Gains	-	9,310,264
Total	$14,027,534	$37,303,193

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI International Momentum Index Fund	383,624,486	430,953,525
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .15% of the Fund's average net assets.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity SAI International Momentum Index Fund	Borrower	$12,072,714	4.07%	$9,543

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity SAI International Momentum Index Fund	$1,121
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity SAI International Momentum Index Fund	$2,420	$-	$-
9. Bank Borrowings.
The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:
	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity SAI International Momentum Index Fund	$19,200	4.15%	$ 11
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

	Strategic Advisers Fidelity International Fund	Strategic Advisers International Fund
Fidelity SAI International Momentum Index Fund	48%	19%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
Fidelity SAI International Momentum Index Fund	67%

11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity SAI International Momentum Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity SAI International Momentum Index Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the "Fund") as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statement of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the three years in the period ended October 31, 2023 and for the period May 12, 2020 (commencement of operations) through October 31, 2020 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the three years in the period ended October 31, 2023 and for the period May 12, 2020 (commencement of operations) through October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 12, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Laura M. Bishop, Jonathan Chiel, Robert W. Helm, Christine J. Thompson, and Carol J. Zierhoffer, each of the Trustees oversees 313 funds. Mr. Chiel oversees 191 funds. Ms. Bishop, Mr. Helm, Ms. Thompson, and Ms. Zierhoffer each oversees 229 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is General Counsel (2012-present) and Head of Legal, Risk and Compliance (2022-present). Mr Chiel serves as Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present) and Director and President for OH Company LLC (holding company, 2018-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
Christine J. Thompson (1958)
Year of Election or Appointment: 2023
Trustee
Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity® funds.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).
Laura M. Bishop (1961)
Year of Election or Appointment: 2023
Trustee
Ms. Bishop also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity® funds (2022-2023).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Robert W. Helm (1957)
Year of Election or Appointment: 2023
Trustee
Mr. Helm also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity® funds (2021-2023).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Trustee
Ms. Zierhoffer also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity® funds (2023).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter is a Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments. Mr. Carter serves as Chief Legal Officer of Fidelity Investments Institutional Operations Company LLC - Shareholder Division (transfer agent, 2020-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Robin Foley (1964)
Year of Election or Appointment: 2023
Vice President
Ms. Foley also serves as Vice President of other funds. Ms. Foley serves as Head of Fidelity's Fixed Income division (2023-present) and is an employee of Fidelity Investments. Previously, Ms. Foley served as Chief Investment Officer of Bonds (2017-2023).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia is a Senior Vice President of Asset Management Compliance (2019-present) and is an employee of Fidelity Investments. Mr. Gouveia serves as Compliance Officer of Fidelity Management Trust Company (2023-present). Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2023 to October 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period- C May 1, 2023 to October 31, 2023

Fidelity® SAI International Momentum Index Fund	.18%
Actual		$ 1,000	$ 949.70	$ .88
Hypothetical-B		$ 1,000	$ 1,024.30	$ .92

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund designates $110,620 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 96.63% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.3192 and $0.0512 for the dividend paid December 12, 2022.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity SAI International Momentum Index Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreement (Sub-Advisory Agreement) for the fund with Geode Capital Management, LLC (Geode) (together, the Advisory Contracts). FMR and Geode are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board's Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of the fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its September 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by Fidelity and Geode from their respective relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered the Investment Advisers' staffing as it relates to the fund, including the backgrounds and experience of investment personnel of Fidelity and Geode, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and with senior management of Geode. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of the fund.
The Trustees also discussed with representatives of Fidelity, at meetings throughout the year, Fidelity's role in, among other things, overseeing compliance with federal securities laws and other applicable requirements by Geode with respect to the fund and monitoring and overseeing the performance and investment capabilities of Geode. The Trustees considered that the Board had received from Fidelity periodic reports about its oversight and due diligence processes, as well as periodic reports regarding the performance of Geode.
The Board also considered the nature, extent and quality of services provided by Geode. The Trustees noted that under the Sub-Advisory Agreement, subject to oversight by Fidelity, Geode is responsible for, among other things, identifying investments and arranging for execution of portfolio transactions to implement the fund's investment strategy. In addition, the Trustees noted that Geode is responsible for providing such reporting as may be requested by Fidelity to fulfill its oversight responsibilities discussed above.
Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staffs, including their size, education, experience, and resources, as well as Fidelity's and Geode's approach to recruiting, managing, training, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization and that Fidelity's and Geode's analysts have extensive resources, tools and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's and Geode's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and by FMR's affiliates under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against the securities market index the fund seeks to track (benchmark index). The Board also periodically considers the fund's tracking error versus its benchmark index. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds over different time periods and discussed with the Investment Advisers the reasons for such underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that an index fund's performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) of the fund compared to the fund's benchmark index, over appropriate time periods taking into account relevant factors including the following: general market conditions; the characteristics of the fund's benchmark index; the extent to which statistical sampling is employed; any securities lending revenues; and fund cash flows and other factors.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked equal to the competitive median of the mapped group for 2022 and below the competitive median of the asset size peer group for 2022. Further, the information provided to the Board indicated that the total expense ratio of the fund ranked below the competitive median of the similar sales load structure group for 2022 and below the competitive median of the total expense asset size peer group for 2022.
Other Contractual Arrangements. The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.20% through February 29, 2024.
Fees Charged to Other Clients. The Board also considered fee structures and other information with respect to clients of Fidelity and Geode, such as other funds advised or subadvised by Fidelity or Geode, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's and Geode's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's and Geode's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
The Board also considered information regarding the profitability of Geode's relationship with the fund.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and Fidelity's views regarding portfolio manager investment in the Fidelity funds that they manage; (iii) hiring, training, and retaining personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends and market conditions; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons; (x) information concerning expense limitations applicable to certain funds; and (xi) matters related to money market funds, exchange-traded funds, and target date funds.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through September 30, 2024.
Proxy Voting Results
A special meeting of shareholders was held on October 18, 2023. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Abigail P. Johnson
Affirmative	378,729,502,260.010	97.580
Withheld	9,407,876,478.960	2.420
TOTAL	388,137,378,738.970	100.000
Jennifer Toolin McAuliffe
Affirmative	378,454,868,010.950	97.510
Withheld	9,682,510,728.020	2.490
TOTAL	388,137,378,738.970	100.000
Christine J. Thompson
Affirmative	378,837,121,274.520	97.600
Withheld	9,300,257,464.450	2.400
TOTAL	388,137,378,738.970	100.000
Elizabeth S. Acton
Affirmative	378,262,110,794.850	97.460
Withheld	9,875,267,944.120	2.540
TOTAL	388,137,378,738.970	100.000
Laura M. Bishop
Affirmative	380,482,113,171.060	98.030
Withheld	7,655,265,567.910	1.970
TOTAL	388,137,378,738.970	100.000
Ann E. Dunwoody
Affirmative	380,016,034,008.120	97.910
Withheld	8,121,344,730.850	2.090
TOTAL	388,137,378,738.970	100.000
John Engler
Affirmative	379,432,488,394.200	97.760
Withheld	8,704,890,344.770	2.240
TOTAL	388,137,378,738.970	100.000
Robert F. Gartland
Affirmative	378,741,819,600.600	97.580
Withheld	9,395,559,138.370	2.420
TOTAL	388,137,378,738.970	100.000
Robert W. Helm
Affirmative	380,389,324,755.070	98.000
Withheld	7,748,053,983.900	2.000
TOTAL	388,137,378,738.970	100.000
Arthur E. Johnson
Affirmative	378,427,694,151.670	97.500
Withheld	9,709,684,587.300	2.500
TOTAL	388,137,378,738.970	100.000
Michael E. Kenneally
Affirmative	377,842,228,145.180	97.350
Withheld	10,295,150,593.790	2.650
TOTAL	388,137,378,738.970	100.000
Mark A. Murray
Affirmative	380,158,432,703.370	97.940
Withheld	7,978,946,035.600	2.060
TOTAL	388,137,378,738.970	100.000
Carol J. Zierhoffer
Affirmative	380,522,113,360.240	98.040
Withheld	7,615,265,378.730	1.960
TOTAL	388,137,378,738.970	100.000

Proposal 1 reflects trust wide proposal and voting results.

1.9900587.103
IMI-ANN-1223
Fidelity® Total International Index Fund

Annual Report
October 31, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with Fidelity and any related funds.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2023	Past 1 year	Past 5 years	Life of Fund A
Fidelity® Total International Index Fund	12.29%	3.61%	4.26%

A   From June 7, 2016
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Total International Index Fund, on June 7, 2016, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA Investable Market Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
International (non-U.S.) equities gained 12.27% for the 12 months ending October 31, 2023, according to the MSCI ACWI (All Country World Index) ex USA Index, as global economic expansion and a slowing in the pace of inflation in some markets provided a favorable backdrop for risk assets. After returning -15.86% in 2022, the index's upturn has been largely driven by a narrow set of companies in the information technology and communication services sectors, in part due to excitement for generative artificial intelligence applications. The index gained 14.07% year to date through July, including strong gains in both June (+4.50%) and July (+4.07%). The rally for international equities sputtered for the next three months (-11.33%) amid a stalling pattern in disinflationary trends, heightened global recession and geopolitical risks, soaring yields on longer-term U.S. government bonds and particularly weak economic conditions in the eurozone and China. The three-month decline left non-U.S. stocks up 1.15% year to date through October. Currency fluctuation also helped bolster non-U.S. equity performance overall. For the full 12 months, nearly all regions advanced, with Europe ex U.K. (+18%) and Japan (+17%) leading, whereas Canada (-0.38%) lagged by the widest margin. Each of the 11 sectors advanced, with information technology (+21%) and consumer discretionary (+19%) leading the way. Energy and industrials each rose about 14%. Conversely, four defensive-oriented sectors lagged by the widest margin: real estate (+4%), health care (+6%), consumer staples (+7%) and utilities (+8%).
Comments from the Geode Capital Management, LLC, passive equity index team:
For the fiscal year ending October 31, 2023, the fund gained 12.29%, versus 11.81% for the benchmark MSCI All Country World ex U.S. IMI Index (Net MA). (The fund's relative performance can be affected by Fidelity's methodologies for valuing certain foreign stocks and for incorporating foreign exchange rates, which differ from those used by the index, as well as by local tax laws or regulations, which vary by country.) From a regional standpoint, Europe ex the U.K. gained 16% and contributed most, followed by emerging markets (+11%). By sector, financials gained 13% and contributed. Information technology, which gained 21%, also helped, benefiting from the semiconductors & semiconductor equipment industry (+33%), as did consumer discretionary, which advanced 17%. The industrials sector rose about 12%, boosted by the capital goods industry (+17%). Materials gained roughly 9%, and energy advanced about 11%. Other notable contributors included the communication services (+12%), consumer staples (+7%), health care (+5%) and utilities (+7%) sectors. Conversely, Canada returned -1% and was a notable detractor. Turning to individual stocks, the top contributor was Novo-Nordisk (+78%), from the pharmaceuticals, biotechnology & life sciences category. Taiwan Semiconductor Manufacturing (+37%) and ASML Holding (+28%), within the semiconductors & semiconductor equipment group, also helped. In media & entertainment, Tencent Holdings gained roughly 50% and helped. Lastly, another notable contributor was HSBC Holdings (+48%), a stock in the banks group. Conversely, the biggest individual detractor was Roche Holdings (-21%), from the pharmaceuticals, biotechnology & life sciences group. Also in pharmaceuticals, biotechnology & life sciences, CSL (-17%) hurt. Adyen, within the financial services industry, returned roughly -53% and hindered the fund. In materials, Nutrien returned approximately -35% and detracted. Lastly, in food, beverage & tobacco, British American Tobacco returned -18% and hurt.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary October 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	1.5
Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	1.2
Nestle SA (Reg. S) (United States of America, Food Products)	1.1
Tencent Holdings Ltd. (China, Interactive Media & Services)	1.0
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	0.9
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	0.9
Shell PLC (London) (Netherlands, Oil, Gas & Consumable Fuels)	0.8
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	0.8
AstraZeneca PLC (United Kingdom) (United Kingdom, Pharmaceuticals)	0.7
Novartis AG (Switzerland, Pharmaceuticals)	0.7
9.6

Market Sectors (% of Fund's net assets)

Financials	21.5
Industrials	11.5
Consumer Discretionary	11.3
Information Technology	10.6
Health Care	9.2
Materials	8.0
Consumer Staples	7.9
Energy	6.0
Communication Services	5.1
Utilities	3.2
Real Estate	1.8

Asset Allocation (% of Fund's net assets)

Futures - 4%

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Schedule of Investments October 31, 2023
Showing Percentage of Net Assets
Common Stocks - 95.3%
	Shares	Value ($)
Australia - 4.9%
Accent Group Ltd.	150,482	179,736
Adbri Ltd.	157,586	197,974
AGL Energy Ltd.	223,050	1,524,758
Allkem Ltd. (a)	221,752	1,355,059
ALS Ltd.	167,454	1,146,031
Altium Ltd.	43,466	1,096,366
Alumina Ltd. (a)	965,262	479,674
AMP Ltd.	1,099,651	732,689
Ampol Ltd.	86,013	1,744,150
Ansell Ltd.	47,413	640,588
ANZ Group Holdings Ltd.	1,092,187	17,222,673
APA Group unit	475,888	2,494,577
ARB Corp. Ltd.	32,259	601,966
Arena (REIT) unit	133,980	271,043
Aristocrat Leisure Ltd.	219,195	5,387,837
ASX Ltd.	74,210	2,651,344
Atlas Arteria Ltd. unit	487,682	1,648,669
Aub Group Ltd.	37,853	650,069
Aurizon Holdings Ltd.	666,652	1,452,044
Aussie Broadband Ltd. (a)	82,096	204,526
Austal Ltd.	130,478	140,892
AVZ Minerals Ltd. (a)(b)	729,530	360,966
Bank of Queensland Ltd.	243,544	791,432
Bapcor Ltd.	122,169	415,845
Beach Energy Ltd.	594,971	586,019
Bega Cheese Ltd.	116,774	206,906
Bellevue Gold Ltd. (a)	425,245	386,729
Bendigo & Adelaide Bank Ltd.	206,467	1,143,910
BHP Group Ltd.	1,859,516	52,638,206
BlueScope Steel Ltd.	168,000	2,013,894
Boral Ltd. (a)	147,247	422,125
Boss Energy Ltd. (a)	134,702	371,207
Brambles Ltd.	496,869	4,146,747
Breville Group Ltd.	39,577	536,384
Brickworks Ltd.	31,546	491,676
BWP Trust	167,194	345,761
Calix Ltd. (a)	60,422	103,360
Capricorn Metals Ltd. (a)	118,633	352,979
CAR Group Ltd.	138,279	2,437,480
Centuria Capital Group unit	310,336	227,044
Centuria Industrial REIT	195,576	353,961
Chalice Mining Ltd. (a)	140,109	159,654
Challenger Ltd.	193,577	721,783
Champion Iron Ltd.	151,179	687,639
Charter Hall Group unit	171,759	951,542
Charter Hall Long Wale REIT unit	222,341	427,147
Charter Hall Retail REIT	213,222	414,319
Charter Hall Social Infrastruc	133,666	202,547
Cleanaway Waste Management Ltd.	768,474	1,094,727
Clinuvel Pharmaceuticals Ltd.	16,818	157,374
Cochlear Ltd.	24,302	3,724,868
Codan Ltd./Australia	46,989	233,063
Coles Group Ltd.	480,813	4,666,622
Collins Foods Ltd.	46,336	268,696
Commonwealth Bank of Australia	612,499	37,678,430
Computershare Ltd.	215,117	3,394,967
Core Lithium Ltd. (a)(c)	678,401	155,991
Coronado Global Resources, Inc. CDI (d)	298,910	328,809
Corporate Travel Management Ltd.	45,932	486,035
Costa Group Holdings Ltd.	173,164	341,548
Credit Corp. Group Ltd.	28,393	219,055
Cromwell Property Group unit	624,876	127,433
CSR Ltd.	184,554	659,447
Data#3 Ltd.	81,230	350,161
De Grey Mining Ltd. (a)	455,621	342,446
Deterra Royalties Ltd.	183,036	546,913
Dexus Industria (REIT)	95,697	144,646
DEXUS Property Group unit	399,046	1,648,136
Domain Holdings Australia Ltd.	106,547	230,955
Dominos Pizza Enterprises Ltd.	25,396	823,061
Downer EDI Ltd.	249,560	600,206
Eagers Automotive Ltd.	58,167	478,400
EBOS Group Ltd.	56,648	1,156,425
Elders Ltd.	63,491	239,583
Endeavour Group Ltd.	550,114	1,728,154
Evolution Mining Ltd.	677,608	1,515,549
EVT Ltd.	36,245	240,329
Firefinch Ltd. (a)(b)	386,763	49,069
Flight Centre Travel Group Ltd.	64,801	770,312
Flutter Entertainment PLC (a)	26,740	4,194,271
Flutter Entertainment PLC (Ireland) (a)	39,413	6,169,943
Fortescue Metals Group Ltd.	624,329	8,881,598
G8 Education Ltd.	335,502	202,748
Genesis Minerals Ltd. (a)	351,119	322,801
Glencore PLC	3,879,565	20,549,400
Gold Road Resources Ltd.	396,355	471,145
Goodman Group unit	625,603	8,277,922
GrainCorp Ltd.	80,935	357,704
Growthpoint Properties Australia Ltd.	108,767	136,556
GUD Holdings Ltd.	55,146	375,010
Hansen Technologies Ltd.	126,789	418,683
Harvey Norman Holdings Ltd. (c)	212,263	496,158
Healius Ltd. (a)	217,073	250,163
Helia Group Ltd.	138,020	317,411
Hmc Capital Ltd.	117,871	320,209
HomeCo Daily Needs (REIT) unit	560,224	382,037
HUB24 Ltd.	29,105	561,951
IDP Education Ltd.	93,684	1,294,373
IGO Ltd.	251,610	1,523,592
Iluka Resources Ltd.	163,864	756,684
Imdex Ltd.	223,941	234,894
Imugene Ltd. (a)	2,270,828	62,443
Incitec Pivot Ltd.	709,787	1,239,064
Ingenia Communities Group unit	132,176	328,984
Inghams Group Ltd.	152,740	357,738
Insignia Financial Ltd.	246,595	324,322
Insurance Australia Group Ltd.	921,469	3,324,235
Invocare Ltd.	55,495	446,613
IPH Ltd.	85,018	369,463
Iress Ltd.	68,125	217,232
JB Hi-Fi Ltd.	41,993	1,207,087
Johns Lyng Group Ltd.	75,046	292,156
Judo Capital Holdings Ltd. (a)	279,974	150,743
Jumbo Interactive Ltd.	23,084	203,590
Karoon Energy Ltd. (a)	227,758	366,760
Kelsian Group Ltd.	71,751	275,941
Latin Resources Ltd. (a)(c)	1,038,339	163,573
Lendlease Group unit	288,702	1,143,402
Leo Lithium Ltd. (a)(b)	399,362	127,934
Lifestyle Communities Ltd.	36,079	358,923
Link Administration Holdings Ltd.	211,741	160,731
Liontown Resources Ltd. (a)	566,920	582,738
Lovisa Holdings Ltd.	24,569	271,887
Lynas Rare Earths Ltd. (a)	343,628	1,545,773
Macquarie Group Ltd.	134,462	13,821,346
Magellan Financial Group Ltd.	60,342	250,412
Magellan Financial Group Ltd. warrants 4/16/27 (a)	4,999	496
McMillan Shakespeare Ltd.	30,221	322,073
Medibank Private Ltd.	1,001,635	2,185,847
Megaport Ltd. (a)	56,625	346,308
Metcash Ltd.	370,377	867,362
Mineral Resources Ltd.	66,686	2,457,862
Mirvac Group unit	1,493,498	1,732,837
Monadelphous Group Ltd.	37,943	339,915
Nanosonics Ltd. (a)	102,576	244,806
National Australia Bank Ltd.	1,153,411	20,662,499
National Storage REIT unit	454,327	579,260
Netwealth Group Ltd.	45,811	372,221
Neuren Pharmaceuticals Ltd. (a)	50,848	346,826
New Hope Corp. Ltd.	211,601	778,711
Newcrest Mining Ltd. (c)	18,283	273,807
NEXTDC Ltd. (a)	188,472	1,415,211
NIB Holdings Ltd.	180,653	832,561
Nick Scali Ltd.	45,957	315,226
Nine Entertainment Co. Holdings Ltd.	532,328	627,290
Northern Star Resources Ltd.	421,652	3,087,667
NRW Holdings Ltd.	176,337	281,663
Nufarm Ltd.	138,803	383,541
OceanaGold Corp.	269,899	451,535
oOh!media Ltd.	342,599	284,246
Orica Ltd.	162,545	1,518,808
Origin Energy Ltd.	618,076	3,585,368
Orora Ltd.	426,464	668,324
Paladin Energy Ltd. (Australia) (a)	1,066,575	642,725
Perpetual Trustees Australia Ltd.	41,383	505,927
Perseus Mining Ltd. (Australia)	517,571	553,004
PEXA Group Ltd. (a)	56,382	391,063
Pilbara Minerals Ltd. (c)	1,014,185	2,382,318
Pinnacle Investment Management Group Ltd.	55,312	274,135
Platinum Asset Management Ltd.	204,193	146,020
PolyNovo Ltd. (a)	229,715	169,395
Premier Investments Ltd.	38,013	551,200
Pro Medicus Ltd.	18,862	898,453
PWR Holdings Ltd.	55,735	347,306
Qantas Airways Ltd. (a)	324,637	1,017,057
QBE Insurance Group Ltd.	555,186	5,505,284
Qube Holdings Ltd.	599,451	1,016,502
Ramelius Resources Ltd.	402,299	417,837
Ramsay Health Care Ltd.	67,755	2,097,973
REA Group Ltd.	19,187	1,761,457
Reece Ltd.	84,902	946,633
Region RE Ltd. unit	410,687	513,520
Regis Resources Ltd.	290,908	314,924
Resolute Mng Ltd. (a)	797,052	180,022
Rio Tinto Ltd.	135,459	10,118,530
Rio Tinto PLC	413,337	26,371,116
Rural Funds Group unit	197,377	224,993
Sandfire Resources NL (a)	175,282	664,889
Santos Ltd.	1,184,601	5,780,212
Sayona Mining Ltd. (a)(c)	3,330,003	160,000
Scentre Group unit	1,883,140	2,917,348
SEEK Ltd.	144,192	1,902,280
Seven Group Holdings Ltd.	57,575	1,017,444
Sigma Healthcare Ltd.	480,219	196,988
Silver Lake Resources Ltd. (a)	367,897	241,986
SiteMinder Ltd. (a)	86,600	224,521
Smartgroup Corp. Ltd.	54,672	298,904
Sonic Healthcare Ltd.	165,646	3,033,155
South32 Ltd.	1,725,411	3,691,317
Stanmore Resources Ltd. (a)	144,904	351,127
Steadfast Group Ltd.	336,091	1,155,731
Stockland Corp. Ltd. unit	925,630	2,089,093
Strike Energy Ltd. (a)	860,289	213,633
Suncorp Group Ltd.	473,834	4,033,108
Super Retail Group Ltd.	64,109	539,433
Tabcorp Holdings Ltd.	817,705	403,480
Technology One Ltd.	107,114	993,353
Telix Pharmaceuticals Ltd. (a)	87,874	495,765
Telstra Group Ltd.	1,461,314	3,543,511
The GPT Group	749,901	1,730,643
The Lottery Corp. Ltd.	797,222	2,301,237
The Star Entertainment Group Ltd. (a)	817,795	276,265
Transurban Group unit	1,119,832	8,430,648
Treasury Wine Estates Ltd.	263,051	2,019,083
United Malt Group Ltd. (a)	98,760	313,242
Ventia Services Group Pty Ltd.	232,596	406,526
Vicinity Centres unit	1,455,054	1,576,015
Viva Energy Group Ltd. (d)	312,665	563,023
Washington H. Soul Pattinson & Co. Ltd.	83,167	1,771,779
Waypoint (REIT) unit	316,549	427,512
Webjet Ltd. (a)	149,355	580,391
Weebit Nano Ltd. (a)(c)	65,110	137,339
Wesfarmers Ltd.	412,430	13,269,453
West African Resources Ltd. (a)	401,793	186,689
Westpac Banking Corp.	1,289,088	16,928,023
Whitehaven Coal Ltd.	324,073	1,526,477
WiseTech Global Ltd.	65,350	2,433,064
Woodside Energy Group Ltd.	694,555	15,127,271
Woolworths Group Ltd.	434,608	9,728,600
WorleyParsons Ltd.	132,253	1,382,504
Yancoal Australia Ltd. (c)	149,792	459,971
TOTAL AUSTRALIA		480,042,377
Austria - 0.2%
ams-OSRAM AG (a)(c)	100,515	356,800
Andritz AG	24,743	1,136,237
AT&S Austria Technologie & Systemtechnik AG	10,089	252,788
BAWAG Group AG (d)	30,750	1,364,584
CA Immobilien Anlagen AG	15,866	535,531
DO & CO Restaurants & Catering AG	2,920	341,098
Erste Group Bank AG	124,328	4,439,862
EVN AG	13,112	355,863
Immofinanz AG (a)	12,726	255,842
Immofinanz AG (a)(b)	23,102	0
Kontron AG	15,666	314,948
Lenzing AG (a)	6,897	268,191
Mondi PLC	176,645	2,853,405
Oesterreichische Post AG	14,085	449,336
OMV AG	53,002	2,319,527
Raiffeisen International Bank-Holding AG	53,392	772,274
S IMMO AG rights (a)(b)	14,648	0
Schoeller-Bleckmann Oilfield Equipment AG	4,677	236,055
UNIQA Insurance Group AG	49,820	401,685
Verbund AG	25,927	2,249,535
Vienna Insurance Group AG	15,464	414,788
Voestalpine AG	43,731	1,090,163
Wienerberger AG	41,283	1,002,055
TOTAL AUSTRIA		21,410,567
Bailiwick of Jersey - 0.0%
JTC PLC (d)	56,496	438,446
Belgium - 0.6%
Ackermans & Van Haaren SA	8,043	1,193,995
Aedifica SA	17,193	935,974
Ageas	58,129	2,230,218
Anheuser-Busch InBev SA NV	317,705	18,076,791
Barco NV	25,049	384,048
Bekaert SA	13,460	544,045
Bpost SA	44,616	241,706
Cofinimmo SA	11,782	731,786
Colruyt NV	21,922	906,255
D'ieteren Group	8,210	1,217,049
Deme Group NV	3,214	297,564
Elia Group SA/NV	11,245	1,066,686
Euronav NV	41,505	741,749
Fagron NV	27,900	489,458
Galapagos NV (a)	17,168	571,201
Groupe Bruxelles Lambert SA	33,622	2,454,705
Intervest Offices & Warehouses NV	12,334	261,665
KBC Ancora	13,289	501,981
KBC Group NV	93,056	5,110,207
Kinepolis Group NV	5,386	265,000
Lotus Bakeries SA	162	1,199,885
Melexis NV	7,374	541,098
Montea SICAFI SCA	5,000	352,876
Ontex Group NV (a)	31,095	227,350
Proximus	59,458	492,102
Recticel SA (c)	18,227	163,738
Retail Estates NV	4,573	278,225
Shurgard Self Storage Europe SARL	9,704	362,556
Sofina SA	5,618	1,064,049
Solvay SA Class A	26,788	2,827,069
Tessenderlo Group (c)	9,880	287,486
UCB SA	47,943	3,503,309
Umicore SA	76,081	1,810,184
VGP NV	4,963	403,041
Warehouses de Pauw	69,728	1,720,531
X-Fab Silicon Foundries SE (a)(d)	31,383	283,582
Xior Student Housing NV (a)	10,852	311,750
TOTAL BELGIUM		54,050,914
Brazil - 1.2%
3R Petroleum Oleo e Gas SA (a)	103,793	667,833
AES Brasil Energia SA	133,315	266,273
Allos SA	177,864	807,871
Alupar Investimento SA unit	63,096	350,412
Ambev SA	1,705,163	4,349,362
Arezzo Industria e Comercio SA	26,200	303,430
Atacadao SA	278,400	495,314
Auren Energia SA	121,789	324,175
B3 SA - Brasil Bolsa Balcao	2,169,534	4,776,482
Banco ABC Brasil SA	2,752	10,857
Banco Bradesco SA	764,030	1,862,434
Banco BTG Pactual SA unit	429,000	2,518,649
Banco do Brasil SA	312,800	2,999,728
Banco Santander SA (Brasil) unit	142,400	760,333
BB Seguridade Participacoes SA	256,200	1,563,091
BRF SA (a)	315,972	668,701
Camil Alimentos SA	137,500	187,906
CCR SA	406,884	966,821
Centrais Eletricas Brasileiras SA (Electrobras)	366,976	2,535,914
Cielo SA	485,400	338,892
CM Hospitalar SA	95,300	281,453
Cogna Educacao (a)	734,854	349,809
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP)	125,600	1,454,113
Companhia de Saneamento de Minas Gerais - COPASA	74,100	234,275
Companhia Siderurgica Nacional SA (CSN)	257,787	601,294
Compania de Saneamento do Parana	98,300	424,064
Cosan SA	450,064	1,405,962
CPFL Energia SA (a)	86,100	571,068
Cyrela Brazil Realty SA	110,600	394,644
Dexco SA	152,676	207,737
Embraer SA (a)	263,088	917,879
Energisa SA unit	80,800	746,980
Eneva SA (a)	356,600	765,292
ENGIE Brasil Energia SA	80,681	628,901
Equatorial Energia SA	379,179	2,376,567
ERO Copper Corp. (a)	31,675	429,871
EZ Tec Empreendimentos e Participacoes SA	62,300	177,568
Fleury SA	114,112	339,275
Gol Linhas Aereas Inteligentes SA warrants 7/23/24 (a)	900	530
GPS Participacoes e Empreendimentos SA (d)	137,300	437,356
Grendene SA	162,600	199,954
Grupo de Moda Soma SA	198,016	207,766
Grupo Mateus SA (a)	214,700	247,841
Hapvida Participacoes e Investimentos SA (a)(d)	1,926,735	1,410,156
Hidrovias do Brasil SA (a)	353,400	276,874
Hypera SA (a)	152,000	913,191
Iguatemi SA unit	89,810	357,512
Intelbras SA Industria de Telecomunicacao Eletronica Brasileira	41,200	156,489
IRB Brasil Resseguros SA (a)	24,413	197,028
Itausa-Investimentos Itau SA	28,063	47,757
JHSF Participacoes SA	157,300	133,846
Klabin SA unit	289,200	1,227,526
Localiza Rent a Car SA	338,174	3,412,091
Localiza Rent a Car SA rights 11/10/23 (a)	2,479	3,442
Locaweb Servicos de Internet SA (d)	140,800	151,922
Lojas Renner SA (a)	359,737	874,771
M. Dias Branco SA	32,057	207,217
Magazine Luiza SA (a)	1,133,568	299,032
Marfrig Global Foods SA	252,700	323,785
Minerva SA	113,700	170,716
MRV Engenharia e Participacoes SA	147,200	240,869
Multiplan Empreendimentos Imobiliarios SA (a)	109,796	538,772
Natura & Co. Holding SA	332,052	839,721
Odontoprev SA	114,790	237,697
Omega Energia SA (a)	109,551	165,139
Oncoclinicas do Brasil Servicos Medicos SA (a)	105,400	198,184
Pet Center Comercio e Participacoes SA	138,100	97,513
Petroleo Brasileiro SA - Petrobras (ON)	1,286,688	9,657,019
Petroreconcavo SA	58,800	241,883
Prio SA (a)	299,600	2,834,516
Raia Drogasil SA	479,092	2,451,644
Rede D'Oregon Sao Luiz SA (d)	209,034	896,378
Rumo SA	480,100	2,124,467
Santos Brasil Participacoes SA	210,700	309,254
Sao Martinho SA	62,500	439,456
Sendas Distribuidora SA	505,405	1,096,669
Simpar SA	137,800	189,136
Sitios Latinoamerica S.A.B. de CV (a)(c)	679,255	243,008
SLC Agricola SA	45,041	328,399
Smartfit Escola de Ginastica e Danca SA	104,700	402,249
Suzano Papel e Celulose SA	289,189	2,957,996
Telefonica Brasil SA	157,000	1,408,773
TIM SA	328,680	988,957
Totvs SA	198,800	997,992
Transmissora Alianca de Energia Eletrica SA	76,300	511,366
Tres Tentos Agroindustrial SA	69,000	150,954
Ultrapar Participacoes SA	271,800	1,102,456
Vale SA	1,249,283	17,097,343
Vamos Locacao de Caminhoes Maquinas e Equipamentos SA	204,000	316,819
Vibra Energia SA (a)	433,442	1,701,357
Vivara Participacoes S.A.	67,100	339,376
Weg SA	614,280	4,021,894
Wheaton Precious Metals Corp.	168,516	7,117,348
Yara International ASA	60,372	1,972,597
YDUQS Participacoes SA	101,800	357,994
TOTAL BRAZIL		114,893,227
Burkina Faso - 0.0%
Endeavour Mining PLC	68,792	1,421,425
IAMGOLD Corp. (a)	174,298	446,193
TOTAL BURKINA FASO		1,867,618
Canada - 6.9%
Advantage Energy Ltd. (a)	67,556	490,563
Aecon Group, Inc.	24,865	182,890
Africa Oil Corp.	219,754	405,675
AG Growth International, Inc.	7,691	269,927
Agnico Eagle Mines Ltd. (Canada)	182,365	8,553,106
Air Canada (a)	64,154	773,965
Alamos Gold, Inc.	148,731	1,841,508
Algoma Steel Group, Inc.	37,786	264,880
Algonquin Power & Utilities Corp. (c)	245,458	1,235,476
Alimentation Couche-Tard, Inc. Class A (multi-vtg.)	284,702	15,498,218
Allied Properties (REIT)	23,665	270,482
AltaGas Ltd.	109,127	2,027,122
Altius Minerals Corp.	22,821	334,231
Altus Group Ltd.	16,614	564,283
Andlauer Healthcare Group, Inc.	8,739	244,761
ARC Resources Ltd. (c)	222,546	3,580,315
Aritzia, Inc. (a)	34,222	532,301
ATCO Ltd. Class I (non-vtg.)	30,949	793,392
Athabasca Oil Corp. (a)	218,541	649,280
ATS Corp. (a)	34,015	1,145,484
AutoCanada, Inc. (a)	11,962	206,763
Aya Gold & Silver, Inc. (a)(c)	42,438	229,825
B2Gold Corp.	459,081	1,469,854
Badger Infrastructure Solution	14,739	390,383
Ballard Power Systems, Inc. (a)(c)	90,512	302,196
Bank of Montreal	257,099	19,427,730
Bank of Nova Scotia	435,730	17,642,862
Barrick Gold Corp. (Canada)	650,767	10,394,440
Baytex Energy Corp.	253,417	1,096,450
BCE, Inc.	23,433	869,898
Birchcliff Energy Ltd.	103,306	570,632
BlackBerry Ltd. (a)	205,044	737,818
Boardwalk (REIT)	9,704	453,168
Bombardier, Inc. Class B (sub. vtg.) (a)	32,053	1,028,331
Boralex, Inc. Class A	35,901	668,184
Boyd Group Services, Inc.	7,924	1,350,980
Brookfield Asset Management Ltd. Class A	133,764	3,834,230
Brookfield Business Corp. Class A	13,902	196,688
Brookfield Corp. (Canada) Class A	521,158	15,182,825
Brookfield Infrastructure Corp. Class A	38,198	983,631
BSR Real Estate Investment Trust	19,300	203,615
CAE, Inc. (a)	116,881	2,440,868
Cameco Corp.	163,410	6,684,874
Canaccord Genuity Group, Inc.	36,850	190,528
Canada Goose Holdings, Inc. (a)(c)	22,515	249,707
Canadian Apartment Properties (REIT) unit (c)	31,765	935,026
Canadian Imperial Bank of Commerce	330,935	11,671,917
Canadian National Railway Co.	205,791	21,774,446
Canadian Natural Resources Ltd.	407,940	25,904,594
Canadian Pacific Kansas City Ltd.	343,067	24,357,943
Canadian Tire Ltd. Class A (non-vtg.)	19,602	1,890,725
Canadian Utilities Ltd. Class A (non-vtg.)	48,338	1,022,706
Canadian Western Bank, Edmonton	37,433	741,777
Canfor Corp. (a)	23,167	236,891
Capital Power Corp.	45,438	1,162,859
Capstone Copper Corp. (a)	168,440	573,309
Cardinal Energy Ltd. (c)	62,096	332,253
Cargojet, Inc. (c)	3,714	211,578
Cascades, Inc.	29,695	240,686
CCL Industries, Inc. Class B	56,948	2,226,588
Celestica, Inc. (sub. vtg.) (a)	43,446	1,014,132
Cenovus Energy, Inc. (Canada)	529,688	10,091,478
Centerra Gold, Inc.	82,752	420,697
CES Energy Solutions Corp.	143,364	375,274
CGI, Inc. Class A (sub. vtg.) (a)	78,694	7,597,298
Choice Properties REIT	48,850	424,124
CI Financial Corp.	64,616	585,703
Cineplex, Inc. (a)(c)	29,566	177,812
Cogeco Communications, Inc.	5,796	228,287
Colliers International Group, Inc.	15,876	1,439,172
Constellation Software, Inc.	7,478	14,991,105
Constellation Software, Inc. warrants 8/22/28 (a)(b)	7,284	1
Converge Technology Solutions Corp.	85,478	170,124
Crescent Point Energy Corp.	203,565	1,632,337
Crew Energy, Inc. (a)(c)	58,738	262,187
Definity Financial Corp.	30,375	839,789
Denison Mines Corp. (a)	322,640	516,503
dentalcorp Holdings Ltd. (a)	52,688	208,966
Descartes Systems Group, Inc. (Canada) (a)	30,927	2,235,308
Docebo, Inc. (a)	6,949	274,252
Dollarama, Inc.	103,368	7,058,914
Dream Industrial (REIT) (c)	58,630	495,084
DREAM Unlimited Corp. (c)	10,629	129,763
Dundee Precious Metals, Inc.	79,475	520,950
Dye & Durham Ltd.	18,048	105,288
ECN Capital Corp.	93,147	128,965
Element Fleet Management Corp.	142,399	1,926,378
Emera, Inc.	100,975	3,307,218
Empire Co. Ltd. Class A (non-vtg.)	57,973	1,588,588
Enbridge, Inc.	794,459	25,459,353
Endeavour Silver Corp. (a)	76,318	163,321
Enerflex Ltd.	47,486	189,019
Enerplus Corp.	82,135	1,388,906
Enghouse Systems Ltd.	17,183	403,446
EQB, Inc. (c)	11,374	564,456
Equinox Gold Corp. (a)(c)	109,964	481,328
Exchange Income Corp.	8,631	265,450
Extendicare, Inc.	36,578	154,568
Fairfax Financial Holdings Ltd. (sub. vtg.)	7,942	6,609,199
Fiera Capital Corp. (c)	42,902	144,167
Filo Corp. (a)	34,130	444,484
Finning International, Inc.	55,168	1,478,307
First Capital (REIT) unit	52,743	495,957
First Majestic Silver Corp.	108,739	559,868
First National Financial Corp.	8,979	224,030
FirstService Corp.	15,622	2,210,568
Fortis, Inc.	176,873	7,022,627
Fortuna Silver Mines, Inc. (a)	111,787	313,576
Franco-Nevada Corp.	70,771	8,609,387
Freehold Royalties Ltd.	54,128	557,381
George Weston Ltd.	22,375	2,427,004
GFL Environmental, Inc.	84,312	2,428,891
Gibson Energy, Inc. (c)	56,019	851,141
Gildan Activewear, Inc.	65,917	1,872,342
goeasy Ltd. (c)	4,986	395,500
Granite (REIT)	11,143	507,431
Great-West Lifeco, Inc.	95,339	2,641,373
H&R (REIT)	40,969	252,003
Headwater Exploration, Inc.	92,319	496,629
HudBay Minerals, Inc.	127,632	556,823
Hut 8 Mining Corp. (a)(c)	91,415	197,761
Hydro One Ltd. (d)	117,066	3,035,654
iA Financial Corp., Inc.	37,986	2,210,269
IGM Financial, Inc.	28,727	646,733
Imperial Oil Ltd.	75,963	4,329,083
Innergex Renewable Energy, Inc.	60,777	374,282
Intact Financial Corp.	63,612	8,937,561
Interfor Corp. (a)	19,873	245,197
International Petroleum Corp. (a)	43,204	451,434
InterRent REIT	28,813	244,342
Ivanhoe Mines Ltd. (a)	223,892	1,650,028
Jamieson Wellness, Inc. (d)	17,550	288,165
K92 Mining, Inc. (a)(c)	91,878	331,271
Karora Resources, Inc. (a)(c)	68,498	204,000
Kelt Exploration Ltd. (a)	66,242	376,410
Keyera Corp.	82,811	1,925,837
Killam Apartment (REIT)	25,708	290,495
Kinaxis, Inc. (a)	10,519	1,027,210
Kinross Gold Corp.	460,596	2,404,698
Labrador Iron Ore Royalty Corp.	24,621	541,511
Laurentian Bank of Canada (c)	20,103	368,211
Lightspeed Commerce, Inc. (Canada) (a)	49,969	623,734
Linamar Corp.	15,866	686,011
Lithium Americas Corp. (c)	37,335	206,497
Lithium Americas Corp. (c)	37,335	250,650
Loblaw Companies Ltd.	57,484	4,701,522
Lundin Gold, Inc.	42,029	506,742
MAG Silver Corp. (a)	45,387	453,952
Magna International, Inc. Class A (sub. vtg.)	103,449	4,971,221
Major Drilling Group International, Inc. (a)	34,937	184,920
Manulife Financial Corp.	672,257	11,702,386
Maple Leaf Foods, Inc.	29,689	591,104
Martinrea International, Inc.	28,628	235,960
MEG Energy Corp. (a)	114,655	2,265,403
Methanex Corp.	24,899	1,028,099
Metro, Inc.	84,080	4,270,846
MTY Food Group, Inc.	8,222	309,374
Mullen Group Ltd.	38,645	366,734
National Bank of Canada	123,735	7,693,118
New Gold, Inc. (a)	260,362	317,297
NexGen Energy Ltd. (a)	183,424	1,107,091
NFI Group, Inc.	39,971	373,553
North American Energy Partners, Inc.	12,192	250,917
North West Co., Inc.	21,191	540,338
Northland Power, Inc.	95,555	1,342,972
Northwest Healthcare Properties REIT	46,312	133,918
Novagold Resources, Inc. (a)	98,640	343,560
Nutrien Ltd.	184,255	9,896,025
Nuvei Corp. (Canada) (d)	23,567	328,162
NuVista Energy Ltd. (a)	67,068	650,488
Obsidian Energy Ltd. (a)	31,617	268,804
Onex Corp. (sub. vtg.)	26,980	1,512,086
Open Text Corp.	104,124	3,476,431
Orla Mining Ltd. (a)	86,021	263,630
Osisko Gold Royalties Ltd.	66,508	812,916
Osisko Mining, Inc. (a)	129,328	250,869
Pan American Silver Corp.	134,486	1,964,800
Paramount Resources Ltd. Class A	29,834	717,049
Parex Resources, Inc.	40,000	766,685
Park Lawn Corp.	14,963	175,985
Parkland Corp.	53,206	1,610,280
Pason Systems, Inc.	34,268	328,409
Pembina Pipeline Corp.	196,313	6,041,925
Pet Valu Holdings Ltd. (c)	16,947	303,561
Peyto Exploration & Development Corp. (c)	70,392	741,102
Power Corp. of Canada (sub. vtg.)	212,273	5,114,145
PrairieSky Royalty Ltd.	79,505	1,396,032
Precision Drilling Corp. (a)	5,743	332,881
Premium Brands Holdings Corp.	16,443	1,058,613
Primaris Real Estate Investmen	19,357	173,505
Quebecor, Inc. Class B (sub. vtg.)	56,270	1,160,905
RB Global, Inc.	69,116	4,520,186
Restaurant Brands International, Inc.	107,845	7,244,104
Richelieu Hardware Ltd.	20,333	608,194
RioCan (REIT)	48,595	590,464
Rogers Communications, Inc. Class B (non-vtg.)	135,716	5,028,367
Rogers Sugar, Inc.	80,279	298,134
Royal Bank of Canada	503,923	40,248,431
Russel Metals, Inc.	23,410	583,245
Sandstorm Gold Ltd.	97,703	447,387
Saputo, Inc.	98,822	1,995,324
Savaria Corp. (c)	24,554	219,556
Seabridge Gold, Inc. (a)	27,514	300,982
Secure Energy Services, Inc.	115,935	643,735
ShawCor Ltd. Class A (a)	26,666	279,207
Shopify, Inc. Class A (a)	443,490	20,944,049
Sienna Senior Living, Inc.	33,200	240,127
Silvercorp Metals, Inc.	80,792	179,441
SilverCrest Metals, Inc. (a)	59,834	296,419
Slate Grocery REIT	29,481	209,402
Sleep Country Canada Holdings, Inc. (d)	15,140	238,768
Smart (REIT)	36,671	568,278
SNC-Lavalin Group, Inc.	64,332	1,786,961
Softchoice Corp. (c)	12,868	153,943
Spartan Delta Corp.	57,917	186,270
Spin Master Corp. (d)	13,893	332,110
Sprott, Inc.	9,096	263,746
SSR Mining, Inc.	77,405	1,071,139
Stantec, Inc.	40,359	2,469,415
Stelco Holdings, Inc.	14,224	400,847
Stella-Jones, Inc.	19,751	1,034,586
StorageVault Canada, Inc.	95,640	296,558
Sun Life Financial, Inc. (c)	207,721	9,487,686
Suncor Energy, Inc. (c)	487,353	15,782,962
SunOpta, Inc. (a)	35,953	138,060
Superior Plus Corp.	66,065	444,006
Surge Energy, Inc.	44,598	306,164
Tamarack Valley Energy Ltd.	206,118	622,776
TC Energy Corp.	376,620	12,970,882
Teck Resources Ltd. Class B (sub. vtg.)	169,036	5,972,788
TELUS Corp.	172,637	2,783,604
TFI International, Inc. (Canada)	28,456	3,147,961
The Toronto-Dominion Bank	675,213	37,715,521
Thomson Reuters Corp.	58,264	6,979,076
Timbercreek Financial Corp. (c)	81,041	337,196
TMX Group Ltd.	99,010	2,061,950
Topaz Energy Corp.	37,212	568,880
Torex Gold Resources, Inc. (a)	32,926	317,448
Toromont Industries Ltd.	29,842	2,246,623
Tourmaline Oil Corp.	121,538	6,426,812
TransAlta Corp.	89,273	653,413
Transcontinental, Inc. Class A	30,937	227,775
Trican Well Service Ltd.	101,749	344,116
Tricon Residential, Inc.	92,463	612,753
Triple Flag Precious Metals Corp.	20,984	266,773
Trisura Group Ltd. (a)	18,001	395,782
Vermilion Energy, Inc.	60,644	875,058
Well Health Technologies Corp. (a)	87,295	232,913
Wesdome Gold Mines, Inc. (a)	59,727	319,578
West Fraser Timber Co. Ltd.	22,910	1,546,167
Westshore Terminals Investment Corp.	14,984	252,732
Whitecap Resources, Inc./Alberta	222,800	1,720,705
Winpak Ltd.	14,375	391,419
WSP Global, Inc.	45,741	5,986,323
TOTAL CANADA		679,360,505
Chile - 0.2%
Aguas Andinas SA	1,125,797	328,305
Antofagasta PLC	144,453	2,361,489
Banco de Chile	16,691,761	1,714,869
Banco de Credito e Inversiones	29,252	699,433
Banco Itau Chile SA	30,345	267,511
Banco Santander Chile	24,584,977	1,071,850
CAP SA	31,094	169,957
Cencosud SA	487,879	790,418
Colbun SA	3,357,557	487,465
Compania Cervecerias Unidas SA	54,559	310,163
Compania Sud Americana de Vapores SA	5,850,438	324,879
Empresa Nacional de Telecomunicaciones SA (ENTEL)	69,028	232,991
Empresas CMPC SA	423,054	756,298
Empresas COPEC SA	143,017	946,789
Enel Americas SA (a)	8,015,951	823,986
Enel Chile SA	10,481,867	620,714
Falabella SA	334,614	681,379
Lundin Mining Corp.	241,986	1,511,158
Parque Arauco SA	300,250	410,286
Plaza SA	197,999	240,320
Vina Concha y Toro SA	247,838	276,886
TOTAL CHILE		15,027,146
China - 7.5%
360 Security Technology, Inc. (A Shares) (a)	177,400	218,024
37 Interactive Entertainment Network Technology Group Co. Ltd. (A Shares)	67,200	190,121
3SBio, Inc. (d)	768,000	683,245
A-Living Smart City Services C (H Shares) (d)	336,500	158,656
AAC Technology Holdings, Inc.	276,500	497,710
Advanced Micro-Fabrication Equipment, Inc., China (A Shares)	14,590	341,806
AECC Aviation Power Co. Ltd.	68,800	332,749
Agricultural Bank of China Ltd.:
(A Shares)	2,899,400	1,423,133
(H Shares)	9,235,000	3,411,009
Aier Eye Hospital Group Co. Ltd. (A Shares)	291,575	729,134
Air China Ltd.:
(A Shares) (a)	458,500	502,920
(H Shares) (a)	630,000	428,594
Airtac International Group	51,673	1,697,576
AK Medical Holdings Ltd. (d)	224,000	218,067
Akeso, Inc. (a)(d)	189,000	1,061,340
Alibaba Group Holding Ltd. (a)	6,061,864	62,407,369
Alibaba Health Information Technology Ltd. (a)	2,184,000	1,286,548
Alphamab Oncology (a)(c)(d)	173,000	254,433
Aluminum Corp. of China Ltd. (H Shares)	2,248,000	1,202,524
Anhui Conch Cement Co. Ltd. (H Shares)	593,500	1,477,040
Anhui Gujing Distillery Co. Ltd. (B Shares)	73,637	1,147,738
Anjoy Foods Group Co. Ltd. (A Shares)	9,100	160,759
Anta Sports Products Ltd.	478,000	5,405,937
Ascentage Pharma Group International (a)(d)	96,600	313,665
Asia Cement (China) Holdings Corp.	663,000	205,522
Autohome, Inc. ADR Class A	28,408	759,914
Avary Holding Shenzhen Co. Ltd. (A Shares)	54,500	159,736
AviChina Industry & Technology Co. Ltd. (H Shares)	1,012,000	458,656
Baidu, Inc. Class A (a)	838,868	11,013,338
Bank of Beijing Co. Ltd. (A Shares)	444,400	277,145
Bank of Chengdu Co. Ltd. (A Shares)	92,200	155,858
Bank of China Ltd.:
(A Shares)	3,354,300	1,788,334
(H Shares)	24,847,000	8,679,937
Bank of Communications Co. Ltd.:
(A Shares)	676,200	520,421
(H Shares)	3,690,000	2,182,657
Bank of Hangzhou Co. Ltd. (A Shares)	175,300	256,450
Bank of Jiangsu Co. Ltd. (A Shares)	465,510	439,257
Bank of Nanjing Co. Ltd. (A Shares)	297,600	319,033
Bank of Ningbo Co. Ltd. (A Shares)	149,150	509,460
Bank of Shanghai Co. Ltd. (A Shares)	348,700	289,415
Baoshan Iron & Steel Co. Ltd. (A Shares)	671,100	574,203
BeiGene Ltd. (a)	263,336	3,780,420
Beijing Capital International Airport Co. Ltd. (H Shares) (a)	778,000	286,567
Beijing Easpring Material Technology Co. Ltd. (A Shares)	69,900	421,556
Beijing Enterprises Holdings Ltd.	187,000	623,058
Beijing Enterprises Water Group Ltd.	1,596,000	336,765
Beijing Kingsoft Office Software, Inc. (A Shares)	11,434	449,828
Beijing New Building Materials PLC (A Shares)	47,200	157,845
Beijing Tong Ren Tang Chinese Medicine Co. Ltd.	144,000	216,285
Beijing Tongrentang Co. Ltd. (A Shares)	47,100	330,595
Beijing Wantai Biological Pharmacy Enterprise Co. Ltd. (A Shares)	30,434	182,548
Beijing-Shanghai High Speed Railway Co. Ltd. (A Shares)	761,600	520,709
Bilibili, Inc. Class Z (a)(c)	72,891	978,032
Bloomage Biotechnology Corp. Ltd. (A Shares)	12,941	135,294
BOC Aviation Ltd. Class A (d)	79,800	490,777
BOC Hong Kong (Holdings) Ltd.	1,342,500	3,550,295
BOE Technology Group Co. Ltd. (A Shares)	1,092,200	585,537
Bosideng International Holdings Ltd.	1,630,000	643,572
Budweiser Brewing Co. APAC Ltd. (d)	636,300	1,209,191
BYD Co. Ltd.:
(A Shares)	107,100	3,495,381
(H Shares)	323,500	9,837,677
BYD Electronic International Co. Ltd.	301,000	1,256,529
C&D International Investment Group Ltd.	332,637	748,357
Cambricon Technologies Corp. Ltd. (A Shares) (a)	9,375	138,398
Canaan, Inc. ADR (a)(c)	61,274	117,646
CARsgen Therapeutics Holdings Ltd. (a)(c)(d)	190,500	253,365
CGN New Energy Holdings Co. Ltd. (d)	848,000	221,173
CGN Power Co. Ltd. (H Shares) (d)	4,099,000	985,021
Changchun High & New Technology Industry Group, Inc. (A Shares)	18,600	395,960
Chaozhou Three-Circle Group Co. (A Shares)	44,400	187,520
Chervon Holdings Ltd.	53,500	131,773
China BlueChemical Ltd. (H Shares)	768,000	179,727
China Cinda Asset Management Co. Ltd. (H Shares)	3,902,000	379,442
China CITIC Bank Corp. Ltd. (H Shares)	3,407,000	1,519,891
China Coal Energy Co. Ltd. (H Shares)	762,000	598,526
China Communications Services Corp. Ltd. (H Shares)	994,000	406,572
China Conch Environment Protection Holdings Ltd. (a)	620,500	152,633
China Conch Venture Holdings Ltd.	578,000	478,684
China Construction Bank Corp.:
(A Shares)	1,273,000	1,090,930
(H Shares)	33,769,000	19,098,331
China CSSC Holdings Ltd. (A Shares)	110,700	391,750
China Datang Corp. Renewable Power Co. Ltd.	1,020,000	230,776
China Eastern Airlines Corp. Ltd. (A Shares) (a)	943,900	562,611
China Education Group Holdings Ltd.	483,000	401,261
China Energy Engineering Corp. Ltd. (A Shares)	879,000	262,021
China Everbright Bank Co. Ltd.:
(A Shares)	529,200	214,825
(H Shares)	1,917,000	546,818
China Everbright International Ltd.	1,438,370	491,026
China Everbright Ltd.	414,000	246,291
China Feihe Ltd. (d)	1,425,000	885,455
China Foods Ltd.	506,000	175,225
China Galaxy Securities Co. Ltd. (H Shares)	1,647,000	842,948
China Gas Holdings Ltd.	1,026,200	922,561
China Hongqiao Group Ltd.	898,000	840,721
China Huishan Dairy Holdings Co. Ltd. (a)(b)	51,000	0
China International Capital Corp. Ltd. (H Shares) (d)	756,400	1,204,761
China Jinmao Holdings Group Ltd.	2,336,356	286,570
China Jushi Co. Ltd. (A Shares)	110,030	174,173
China Liansu Group Holdings Ltd.	463,000	248,618
China Life Insurance Co. Ltd. (H Shares)	2,891,000	3,915,567
China Literature Ltd. (a)(d)	151,800	511,184
China Longyuan Power Grid Corp. Ltd. (H Shares)	1,275,000	1,079,323
China Medical System Holdings Ltd.	526,000	841,126
China Meidong Auto Holding Ltd.	254,000	136,218
China Mengniu Dairy Co. Ltd.	1,231,000	4,019,384
China Merchants Bank Co. Ltd.:
(A Shares)	259,200	1,090,733
(H Shares)	1,725,000	6,543,433
China Merchants Energy Shipping Co. Ltd. (A Shares)	226,600	199,249
China Merchants Holdings International Co. Ltd.	560,954	714,058
China Merchants Securities Co. Ltd. (A Shares)	221,360	428,008
China Merchants Shekou Industrial Zone Holdings Co. Ltd. (A Shares)	194,000	292,687
China Minsheng Banking Corp. Ltd.:
(A Shares)	1,435,500	730,033
(H Shares)	1,664,000	553,215
China Modern Dairy Holdings Ltd.	1,713,000	175,253
China National Building Materials Co. Ltd. (H Shares)	1,469,350	699,405
China National Chemical Engineering Co. Ltd. (A Shares)	209,300	200,361
China National Nuclear Power Co. Ltd. (A Shares)	437,400	443,772
China Nonferrous Mining Co. Ltd.	570,000	345,627
China Northern Rare Earth Group High-Tech Co. Ltd.	141,600	404,668
China Oilfield Services Ltd. (H Shares)	684,000	808,707
China Overseas Grand Oceans Group Ltd.	703,034	239,645
China Overseas Land and Investment Ltd.	1,489,500	2,810,850
China Overseas Property Holdings Ltd.	510,000	442,926
China Pacific Insurance (Group) Co. Ltd. (H Shares)	1,206,200	2,971,317
China Petroleum & Chemical Corp.:
(A Shares)	1,106,800	826,540
(H Shares)	8,544,000	4,369,725
China Power International Development Ltd.	1,933,042	751,249
China Railway Group Ltd.:
(A Shares)	392,200	324,390
(H Shares)	1,831,000	864,167
China Railway Signal & Communications Corp. (A Shares)	348,088	223,505
China Resource Gas Group Ltd.	396,700	1,172,695
China Resources Beer Holdings Co. Ltd.	632,666	3,347,858
China Resources Cement Holdings Ltd.	1,070,000	275,128
China Resources Land Ltd.	1,212,000	4,536,647
China Resources Medical Holdin	347,500	204,948
China Resources Microelectronics Ltd. (A Shares)	43,421	315,795
China Resources Mixc Lifestyle Services Ltd. (d)	256,400	1,000,324
China Resources Pharmaceutical Group Ltd. (d)	599,000	372,097
China Resources Power Holdings Co. Ltd.	726,000	1,406,909
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd. (A Shares)	26,300	155,026
China Ruyi Holdings Ltd. (a)(c)	2,505,600	576,981
China Shenhua Energy Co. Ltd.:
(A Shares)	411,900	1,706,094
(H Shares)	907,000	2,779,930
China Southern Airlines Ltd.:
(A Shares) (a)	373,300	315,198
(H Shares) (a)	514,000	243,219
China State Construction Engineering Corp. Ltd. (A Shares)	1,079,600	764,231
China State Construction International Holdings Ltd.	761,750	815,941
China Taiping Insurance Group Ltd.	555,000	512,696
China Three Gorges Renewables Group Co. Ltd. (A Shares)	972,800	638,492
China Tourism Group Duty Free Corp. Ltd. (A Shares)	77,700	1,005,166
China Tower Corp. Ltd. (H Shares) (d)	16,854,000	1,571,650
China Traditional Chinese Medicine Holdings Co. Ltd.	1,226,000	604,107
China United Network Communications Ltd. (A Shares)	815,600	497,164
China Vanke Co. Ltd. (H Shares)	1,391,800	1,302,107
China Water Affairs Group Ltd.	338,000	213,896
China Yangtze Power Co. Ltd. (A Shares)	545,200	1,682,257
China Zhenhua (Group) Science & Technology Co. Ltd. (A Shares)	13,400	122,615
China Zheshang Bank Co. Ltd.	553,670	193,097
ChinaSoft International Ltd.	1,040,000	754,539
Chindata Group Holdings Ltd. ADR (a)(c)	60,012	532,907
Chongqing Changan Automobile Co. Ltd. (A Shares)	263,082	544,556
Chongqing Zhifei Biological Products Co. Ltd. (A Shares)	59,100	506,642
Chow Tai Fook Jewellery Group Ltd.	750,000	1,059,093
Cimc Enric Holdings Ltd.	314,000	266,490
CITIC 1616 Holdings Ltd.	863,000	329,034
CITIC Pacific Ltd.	2,265,000	1,925,111
CITIC Securities Co. Ltd. (H Shares)	1,249,850	2,432,030
Cloud Music, Inc. (a)(c)(d)	25,650	291,667
Cmoc Group Ltd. (H Shares)	1,920,000	1,145,110
COFCO Meat Holdings Ltd. (a)	1,296,000	301,637
Contemporary Amperex Technology Co. Ltd.	99,240	2,520,434
COSCO Shipping Energy Transportation Co. Ltd. (A Shares)	411,300	810,681
COSCO SHIPPING Holdings Co. Ltd. (H Shares)	1,516,600	1,542,439
Cosco Shipping Ports Ltd.	623,086	375,903
Country Garden Holdings Co. Ltd. (a)(c)	4,625,081	413,587
Country Garden Services Holdings Co. Ltd.	816,000	712,782
CRRC Corp. Ltd. (A Shares)	1,619,000	1,182,706
CSC Financial Co. Ltd. (A Shares)	145,000	479,614
CSPC Pharmaceutical Group Ltd.	3,605,600	3,149,383
CT Environmental Group Ltd. (a)(b)	26,000	0
Daqin Railway Co. Ltd. (A Shares)	470,300	463,629
Daqo New Energy Corp. ADR (a)	22,172	564,499
Do-Fluoride New Materials Co. Ltd. (A Shares)	155,800	340,844
Dongfang Electric Corp. Ltd. (A Shares)	76,600	156,083
Dongfeng Motor Group Co. Ltd. (H Shares)	1,040,000	457,834
Dongyue Group Co. Ltd.	619,000	493,064
East Buy Holding Ltd. (a)(d)	150,000	611,926
East Money Information Co. Ltd. (A Shares)	382,604	798,495
ENN Energy Holdings Ltd.	290,100	2,197,550
ENN Natural Gas Co. Ltd. (A Shares)	77,800	183,647
ESR Group Ltd. (d)	895,600	1,150,753
Eve Energy Co. Ltd. (A shares)	69,600	441,551
Everbright Securities Co. Ltd. (A Shares)	102,900	231,667
Excellence Commercial Property & Facilities Management Group Ltd.	750,000	174,176
Far East Horizon Ltd.	548,000	385,593
FAW Jiefang Group Co. Ltd. (A Shares) (a)	184,600	232,655
FinVolution Group ADR	58,552	276,951
Flat Glass Group Co. Ltd. (A Shares) (a)	155,200	548,179
Focus Media Information Technology Co. Ltd. (A Shares)	365,000	345,098
Foshan Haitian Flavouring & Food Co. Ltd. (A Shares)	165,105	849,901
Fosun International Ltd.	951,000	569,783
Founder Securities Co. Ltd. (A Shares)	494,100	512,199
Foxconn Industrial Internet Co. Ltd. (A Shares)	236,500	476,612
Fu Shou Yuan International Group Ltd.	627,000	420,946
Fufeng Group Ltd.	621,000	322,530
Fuyao Glass Industries Group Co. Ltd. (H Shares) (d)	271,200	1,236,426
Ganfeng Lithium Group Co. Ltd.:
(A Shares)	119,960	726,954
(H Shares) (d)	80,800	290,216
GCL Technology Holdings Ltd.	7,476,000	1,100,974
GD Power Development Co. Ltd. (A Shares)	580,500	288,831
GDS Holdings Ltd. Class A (a)	373,184	475,415
Geely Automobile Holdings Ltd.	2,472,000	2,806,523
Genertec Universal Medical Group Co. Ltd. (d)	503,500	255,673
Genscript Biotech Corp. (a)	430,000	1,250,082
GF Securities Co. Ltd. (H Shares)	597,400	777,792
Gigadevice Semiconductor Beijing, Inc. (A Shares)	16,844	246,751
GoerTek, Inc. (A Shares)	88,900	219,522
Golden Solar New Energy Technology Holdings Ltd. (a)(c)	364,000	292,343
Goldwind Science & Technology Co. Ltd. (H Shares)	413,792	197,430
Great Wall Motor Co. Ltd.:
(A Shares)	86,200	346,388
(H Shares)	813,000	1,136,487
Gree Electric Appliances, Inc. of Zhuhai (A Shares)	98,900	458,806
Greentown China Holdings Ltd.	396,000	384,176
Greentown Management Holdings Co. Ltd. (d)	294,000	216,663
Greentown Service Group Co. Ltd.	616,000	240,257
Guangdong Haid Group Co. Ltd. (A Shares)	38,300	235,815
Guangdong Investment Ltd.	1,102,000	751,985
Guangzhou Automobile Group Co. Ltd.	242,900	332,953
Guangzhou Automobile Group Co. Ltd. (H Shares)	893,600	418,650
Guangzhou Tinci Materials Technology Co. Ltd. (A Shares)	48,800	185,705
Guosen Securities Co. Ltd. (A Shares)	377,800	496,353
Guotai Junan Securities Co. Ltd. (A Shares)	258,300	521,803
H World Group Ltd. ADR (a)	79,473	2,992,953
Haichang Ocean Park Holdings Ltd. (a)(c)(d)	1,340,000	171,302
Haidilao International Holding Ltd. (d)	616,000	1,542,345
Haier Smart Home Co. Ltd.	730,800	2,084,482
Haier Smart Home Co. Ltd. (A Shares)	337,100	1,024,445
Hainan Airlines Co. Ltd. (A Shares) (a)	1,326,800	264,881
Hainan Airport Infrastructure Co. Ltd. (A Shares) (a)	456,800	237,994
Haitian International Holdings Ltd.	220,000	524,828
Haitong Securities Co. Ltd. (H Shares)	1,496,400	859,212
Hangzhou First Applied Material Co. Ltd. (A Shares)	66,400	232,047
Hangzhou Oxygen Plant Group Co. Ltd. (A Shares)	30,900	139,484
Hangzhou Steam Turbine Power G	420,247	397,949
Hansoh Pharmaceutical Group Co. Ltd. (d)	452,000	850,435
Helens International Holdings Co. Ltd. (c)	206,000	153,704
Hello Group, Inc. ADR	64,572	457,170
Henan Shuanghui Investment & Development Co. Ltd. (A Shares)	121,400	434,607
Hengan International Group Co. Ltd.	253,500	849,047
Hengli Petrochemical Co. Ltd. (A Shares) (a)	218,620	438,049
Hengyi Petrochemical Co. Ltd. (A Shares) (a)	144,600	142,179
Hithink RoyalFlush Information Network Co. Ltd. (A Shares)	12,900	247,807
Hopson Development Holdings Ltd.	414,228	242,544
Hoshine Silicon Industry Co. Ltd. (A Shares)	32,300	252,789
Hua Hong Semiconductor Ltd. (a)(d)	226,000	556,431
Huadian Power International Corp. Ltd. (A Shares)	231,200	155,079
Huadong Medicine Co. Ltd. (A Shares)	39,400	231,521
Huaneng Power International, Inc.:
(A Shares) (a)	227,600	236,812
(H Shares) (a)	1,534,000	717,839
Huatai Securities Co. Ltd. (H Shares) (d)	772,400	1,011,228
Huaxia Bank Co. Ltd. (A Shares)	315,000	241,202
Huayu Automotive Systems Co. Ltd. (A Shares)	123,100	295,290
Huizhou Desay SV Automotive Co. Ltd.	13,300	228,358
Hundsun Technologies, Inc. (A Shares)	57,800	246,182
HUTCHMED China Ltd. (a)	182,320	733,126
Hygeia Healthcare Holdings Co. (d)	132,800	801,856
iFlytek Co. Ltd. (A Shares)	56,000	349,380
IMEIK Technology Development Co. Ltd. (A Shares)	6,400	288,603
Industrial & Commercial Bank of China Ltd.:
(A Shares)	3,763,900	2,434,399
(H Shares)	20,285,000	9,721,480
Industrial Bank Co. Ltd. (A Shares)	523,100	1,078,816
Industrial Securities Co. Ltd. (A Shares)	415,400	354,498
Inner Mongoli Yili Industries Co. Ltd. (A Shares)	168,200	630,687
Inner Mongolia Baotou Steel Union Co. Ltd. (A Shares) (a)	1,197,000	265,251
Inner Mongolia Yitai Coal Co. Ltd. (B Shares) (a)	559,673	768,134
Innovent Biologics, Inc. (a)(d)	426,000	2,510,488
Inspur Electronic Information Industry Co. Ltd. (A Shares)	38,600	156,450
iQIYI, Inc. ADR (a)	163,809	763,350
JA Solar Technology Co. Ltd. (A Shares)	75,216	230,466
JCET Group Co. Ltd. (A Shares)	47,500	200,502
JD Health International, Inc. (a)(d)	429,350	1,950,228
JD Logistics, Inc. (a)(d)	769,500	911,162
JD.com, Inc. Class A	873,052	11,099,252
Jiangsu Eastern Shenghong Co. Ltd.	189,600	275,872
Jiangsu Expressway Co. Ltd. (H Shares)	480,000	436,389
Jiangsu Hengli Hydraulic Co. Ltd.	39,536	304,335
Jiangsu Hengrui Medicine Co. Ltd. (A Shares)	143,724	941,310
Jiangsu King's Luck Brewery JSC Ltd. (A Shares)	36,200	289,494
Jiangsu Yanghe Brewery JSC Ltd. (A Shares)	35,900	598,755
Jiangsu Zhongtian Technology Co. Ltd. (A Shares)	82,900	158,804
Jiangxi Copper Co. Ltd. (H Shares)	521,000	736,671
Jinan Acetate Chemical Co. Ltd.	15,503	465,751
Jinke Smart Services Group Co. Ltd. (a)(c)	187,500	187,133
Jinko Solar Co. Ltd. (A Shares)	164,477	213,426
JinkoSolar Holdings Co. Ltd. ADR (c)	16,534	538,843
Jinxin Fertility Group Ltd. (a)(d)	841,500	423,670
Jiumaojiu International Holdings Ltd. (d)	374,000	406,956
JOYY, Inc. ADR	17,543	682,774
Kanzhun Ltd. ADR (a)	88,272	1,306,426
KE Holdings, Inc. ADR	249,295	3,667,129
Kerry Logistics Network Ltd.	167,500	142,064
Keymed Biosciences, Inc. (a)(c)(d)	72,500	538,639
Kingboard Chemical Holdings Ltd.	259,500	631,954
Kingdee International Software Group Co. Ltd. (a)	1,023,000	1,357,386
Kingsoft Cloud Holdings Ltd. ADR (a)(c)	43,966	209,278
Kingsoft Corp. Ltd.	352,400	1,229,692
Konka Group Co. Ltd. (B Shares) (a)	2,599,660	372,808
Kuaishou Technology Class B (a)(d)	877,400	5,650,322
Kunlun Energy Co. Ltd.	1,448,000	1,206,334
Kweichow Moutai Co. Ltd. (A Shares)	27,800	6,403,848
Lee & Man Paper Manufacturing Ltd.	576,000	164,050
Lenovo Group Ltd.	2,744,000	3,193,281
Lens Technology Co. Ltd. (A Shares)	121,400	216,920
Lepu Biopharma Co. Ltd. (H Shares) (a)(c)(d)	316,000	158,593
Li Auto, Inc. Class A (a)	418,430	7,077,170
Li Ning Co. Ltd.	868,500	2,661,435
Lifetech Scientific Corp. (a)	1,526,000	468,861
Longfor Properties Co. Ltd. (d)	727,086	1,058,464
LONGi Green Energy Technology Co. Ltd.	205,056	676,970
Lonking Holdings Ltd.	1,048,000	161,896
Lufax Holding Ltd. ADR	257,789	246,137
Luxshare Precision Industry Co. Ltd. (A Shares)	198,178	890,037
Luye Pharma Group Ltd. (a)(d)	817,000	395,842
Luzhou Laojiao Co. Ltd. (A Shares)	38,600	1,130,807
Mango Excellent Media Co. Ltd. (A Shares)	45,479	157,230
Maoyan Entertainment (a)(d)	198,200	238,163
Maxscend Microelectronics Co. Ltd. (A Shares)	12,988	268,012
Meitu, Inc. (d)	824,500	330,725
Meituan Class B (a)(d)	1,877,142	26,608,514
Metallurgical Corp. China Ltd. (A Shares)	600,300	271,686
Microport Scientific Corp. (a)	332,972	524,688
MINISO Group Holding Ltd. ADR	35,649	902,276
Minth Group Ltd.	286,000	638,417
MMG Ltd. (a)	1,128,000	332,629
Montage Technology Co. Ltd. (A Shares)	35,113	264,756
Muyuan Foodstuff Co. Ltd. (A Shares)	144,466	745,149
NARI Technology Co. Ltd. (A Shares)	241,430	745,584
National Silicon Industry Group Co. Ltd. (A Shares) (a)	98,219	243,775
NAURA Technology Group Co. Ltd.	11,900	417,437
NetDragon WebSoft, Inc.	100,000	177,682
NetEase, Inc.	716,405	15,332,178
New China Life Insurance Co. Ltd. (H Shares)	432,400	948,539
New Hope Liuhe Co. Ltd. (A Shares) (a)	294,100	408,211
New Horizon Health Ltd. (a)(c)(d)	88,500	215,192
New Oriental Education & Technology Group, Inc. (a)	560,550	3,654,807
Nexteer Auto Group Ltd.	398,000	191,865
Ninestar Corp. (A Shares)	42,000	140,914
Ningbo Tuopu Group Co. Ltd. (A Shares)	26,500	234,121
Ningxia Baofeng Energy Group Co. Ltd.	269,800	532,081
NIO, Inc. sponsored ADR (a)(c)	521,204	3,804,789
Noah Holdings Ltd. sponsored ADR	22,331	255,467
Nongfu Spring Co. Ltd. (H Shares) (d)	643,200	3,663,502
Oppein Home Group, Inc. (A Shares)	16,500	196,379
Orient Securities Co. Ltd. (A Shares)	285,184	338,291
PDD Holdings, Inc. ADR (a)	220,911	22,404,794
People's Insurance Co. of China Group Ltd. (H Shares)	3,741,000	1,234,378
PetroChina Co. Ltd. (H Shares)	8,362,000	5,458,008
PICC Property & Casualty Co. Ltd. (H Shares)	2,601,000	2,970,226
Ping An Bank Co. Ltd. (A Shares)	436,300	624,167
Ping An Healthcare and Technology Co. Ltd. (a)(c)(d)	220,300	514,605
Ping An Insurance Group Co. of China Ltd.:
(A Shares)	413,690	2,570,947
(H Shares)	2,281,500	11,572,856
Poly Developments & Holdings (A Shares)	380,500	572,759
Poly Property Group Co. Ltd.	923,327	190,035
Pop Mart International Group Ltd. (d)	186,200	514,007
Postal Savings Bank of China Co. Ltd. (H Shares) (d)	3,931,000	1,794,224
Power Construction Corp. of China Ltd. (A Shares)	620,000	445,910
Prosus NV	564,797	15,794,877
Qifu Technology, Inc. ADR	44,829	663,021
Qingdao Ainnovation Technology Group Co. Ltd. (a)(c)(d)	82,900	78,340
Qinghai Salt Lake Potash Co. Ltd. Class A (a)	143,300	331,834
Riyue Heavy Industry Co. Ltd. (A Shares)	136,700	263,082
RLX Technology, Inc. ADR (a)(c)	219,196	372,633
Rongsheng Petrochemical Co. Ltd. (A Shares)	244,650	381,120
SAIC Motor Corp. Ltd. (A Shares)	258,700	513,747
Sanan Optoelectronics Co. Ltd. (A Shares)	170,000	346,064
Sany Heavy Equipment International Holdings Co. Ltd.	425,000	558,287
Sany Heavy Industry Co. Ltd. (A Shares)	228,900	452,687
Satellite Chemical Co. Ltd. (A Shares)	84,819	188,550
SDIC Power Holdings Co. Ltd. (A Shares)	162,500	271,103
Seazen Group Ltd. (a)(c)	1,420,000	230,451
Seres Group Co. Ltd. (A Shares) (a)	59,700	666,453
SF Holding Co. Ltd. (A Shares)	140,400	753,452
Shaanxi Coal Industry Co. Ltd. (A Shares)	221,400	545,939
Shandong Chenming Paper Holdings Ltd. (B Shares) (a)	2,877,924	580,676
Shandong Gold Mining Co. Ltd. (A Shares)	245,560	797,467
Shandong Hualu Hengsheng Chemical Co. Ltd. (A Shares)	71,700	315,407
Shandong Nanshan Aluminum Co. Ltd. (A Shares)	1,201,400	509,226
Shandong Weigao Medical Polymer Co. Ltd. (H Shares)	938,000	870,644
Shanghai Bairun Investment Holding Group Co. Ltd. (A Shares)	48,400	174,247
Shanghai Baosight Software Co. Ltd.	473,480	973,775
Shanghai Chlor Alkali Co. Ltd. (B Shares)	1,105,042	493,939
Shanghai Electric Group Co. Ltd. (A Shares) (a)	365,700	222,038
Shanghai Fosun Pharmaceutical (Group) Co. Ltd. (H Shares)	273,000	629,935
Shanghai Industrial Holdings Ltd.	225,000	275,315
Shanghai International Airport Co. Ltd. (A Shares) (a)	47,500	241,691
Shanghai International Port Group Co. Ltd. (A Shares)	299,300	204,607
Shanghai Jinjiang International Hotels Co. Ltd. (A Shares)	35,600	159,871
Shanghai Jinqiao Export Processing Zone Development Co. Ltd. (B Shares)	374,320	330,461
Shanghai Pharmaceuticals Holding Co. Ltd. (H Shares)	381,600	555,152
Shanghai Pudong Development Bank Co. Ltd. (A Shares)	913,000	851,416
Shanghai Putailai New Energy Technology Co. Ltd.	56,550	193,483
Shanghai Shangling Electric Appliances Co. Ltd. (B Shares)	356,355	334,180
Shangri-La Asia Ltd. (a)	498,000	317,713
Shanxi Lu'an Environmental Energy Development Co. Ltd. (A Shares)	83,000	215,972
Shanxi Taigang Stainless Steel Co. Ltd. (A Shares)	548,800	293,418
Shanxi Xinghuacun Fen Wine Factory Co. Ltd. (A Shares)	32,900	1,111,459
Shanxi Xishan Coal & Electricity Power Co. Ltd. (A Shares)	205,700	243,343
Shede Spirits Co. Ltd. (A Shares)	12,700	200,001
Shenwan Hongyuan Group Co. Ltd. (A Shares)	890,400	534,338
Shenzhen Inovance Technology Co. Ltd. (A Shares)	47,200	390,241
Shenzhen International Holdings Ltd.	598,956	394,786
Shenzhen Investment Ltd.	1,160,810	170,623
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares) (a)	29,300	1,145,437
Shenzhen New Industries Biomedical Engineering Co. Ltd.	28,500	268,090
Shenzhen Overseas Chinese Town Co. Ltd. (A Shares) (a)	353,500	174,734
Shenzhen Transsion Holdings Co. Ltd. (A Shares) (a)	17,992	330,702
Shenzhou International Group Holdings Ltd.	304,300	2,988,979
Shoucheng Holdings Ltd.	1,020,000	167,062
Shougang Fushan Resources Group Ltd.	840,335	275,990
Sichuan Chuantou Energy Co. Ltd. (A Shares)	151,200	304,106
Sichuan Hebang Biotechnology Co. Ltd. (A Shares)	969,300	315,532
Sichuan Road & Bridge (Group) Co. Ltd. (A Shares)	221,760	233,759
Sichuan Yahua Industrial Group Co. Ltd. (A Shares)	133,600	257,368
Sihuan Pharmaceutical Holdings Group Ltd.	2,358,000	199,151
Silergy Corp.	120,000	1,071,715
Sinoma Science & Technology Co. Ltd. (A Shares)	56,700	134,070
Sinopec Engineering Group Co. Ltd. (H Shares)	683,000	341,338
Sinopec Kantons Holdings Ltd.	524,000	207,689
Sinopharm Group Co. Ltd. (H Shares)	493,200	1,179,381
Sinotruk Hong Kong Ltd.	287,000	540,565
SITC International Holdings Co. Ltd.	514,000	791,769
SKSHU Paint Co. Ltd. (A Shares)	14,700	119,681
Smoore International Holdings Ltd. (c)(d)	696,000	536,378
Spring Airlines Co. Ltd. (A Shares) (a)	39,100	292,743
Sungrow Power Supply Co. Ltd. (A Shares)	33,000	380,364
Sunny Optical Technology Group Co. Ltd.	283,100	2,371,793
SUPCON Technology Co. Ltd. (A Shares)	24,751	147,717
Suzhou Maxwell Technologies Co. Ltd. (A Shares)	7,276	120,164
TAL Education Group ADR (a)	165,719	1,453,356
TBEA Co. Ltd. (A Shares)	146,640	280,694
TCL Technology Group Corp. (A Shares)	673,410	362,176
TCL Zhonghuan Renewable Energy Technology Co. Ltd. (A Shares)	93,125	235,158
Tencent Holdings Ltd.	2,471,425	91,464,365
Tencent Music Entertainment Group ADR (a)	290,057	2,105,814
Theme International Holdings Ltd. (a)(c)	1,850,000	137,252
TI Fluid Systems PLC (d)	131,782	197,976
Tiangong International Co. Ltd.	656,000	192,824
Tianli Education International Holdings Ltd.	715,000	204,031
Tianneng Power International Ltd. (c)	284,000	256,446
Tianqi Lithium Corp. (A Shares)	37,200	279,955
Tianshui Huatian Technology Co. Ltd. (A Shares)	155,000	189,342
Tingyi (Cayman Islands) Holding Corp.	740,000	982,211
Tong Ren Tang Technologies Co. Ltd. (H Shares)	283,000	215,825
Tongcheng Travel Holdings Ltd. (a)	467,200	892,563
Tongwei Co. Ltd. (A Shares)	127,900	477,848
Topsports International Holdings Ltd. (d)	727,000	611,365
Towngas Smart Energy Co. Ltd.	421,892	174,764
TravelSky Technology Ltd. (H Shares)	359,000	567,124
Trina Solar Co. Ltd. (A Shares)	48,241	197,023
Trip.com Group Ltd. (a)	205,332	6,998,048
Tsingtao Brewery Co. Ltd. (H Shares)	258,000	1,956,550
Uni-President China Holdings Ltd.	529,000	360,033
Unigroup Guoxin Microelectronics Co. Ltd. (a)	20,159	207,882
Unisplendour Corp. Ltd. (A Shares) (a)	68,160	182,929
Vipshop Holdings Ltd. ADR (a)	131,241	1,871,497
Wanhua Chemical Group Co. Ltd. (A Shares)	73,400	890,541
Want Want China Holdings Ltd.	1,781,000	1,106,642
Weibo Corp. sponsored ADR	42,944	508,028
Weichai Power Co. Ltd. (H Shares)	920,000	1,377,076
Weimob, Inc. (a)(d)	904,000	363,540
Wens Foodstuffs Group Co. Ltd. (A Shares)	151,800	389,941
Will Semiconductor Ltd.	32,695	493,390
Wilmar International Ltd.	712,600	1,852,607
Wingtech Technology Co. Ltd. (A Shares) (a)	28,400	193,353
Wintime Energy Group Co. Ltd. (A Shares) (a)	2,962,700	555,075
Wuchan Zhongda Group Co. Ltd.	361,700	226,037
Wuliangye Yibin Co. Ltd. (A Shares)	95,000	2,025,504
WuXi AppTec Co. Ltd.	29,016	343,133
WuXi AppTec Co. Ltd. (H Shares) (c)(d)	174,797	2,100,456
Wuxi Biologics (Cayman), Inc. (a)(d)	1,422,500	8,844,738
XCMG Construction Machinery Co. Ltd. (A Shares)	399,200	312,714
XD, Inc. (a)	135,000	204,561
Xiaomi Corp. Class B (a)(d)	5,722,400	10,260,401
Xinjiang Daqo New Energy Co. Ltd. (A Shares)	52,897	258,373
Xinyi Solar Holdings Ltd.	1,803,379	1,061,305
XPeng, Inc. Class A (a)	390,468	2,837,444
XTEP International Holdings Ltd.	620,719	564,316
Yadea Group Holdings Ltd. (d)	466,000	850,618
Yangzijiang Shipbuilding Holdings Ltd.	940,700	997,126
Yankuang Energy Group Co. Ltd. (H Shares)	980,000	1,702,024
Yihai International Holding Ltd.	212,000	385,819
Yonyou Network Technology Co. Ltd. (A Shares)	95,059	212,956
YTO Express Group Co. Ltd. (A Shares)	84,900	157,692
Yuexiu Property Co. Ltd.	657,720	684,133
Yuexiu Transport Infrastructure Ltd.	514,000	265,621
Yum China Holdings, Inc.	157,176	8,261,171
Yunnan Baiyao Group Co. Ltd. (A Shares)	44,940	312,320
Yunnan Energy New Material Co. Ltd.	35,300	324,068
Zai Lab Ltd. (a)	348,410	889,162
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd. (A Shares)	15,700	537,381
Zhaojin Mining Industry Co. Ltd. (H Shares)	497,000	616,155
Zhejiang Chint Electric Co. Ltd. (A Shares)	59,900	189,312
Zhejiang Dahua Technology Co. Ltd. (A Shares) (a)	97,600	272,488
Zhejiang Expressway Co. Ltd. (H Shares)	492,000	370,346
Zhejiang Huayou Cobalt Co. Ltd. (A Shares)	31,460	158,367
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd. (A Shares)	44,600	265,279
Zhejiang Juhua Co. Ltd. (A Shares)	87,000	180,152
Zhejiang NHU Co. Ltd. (A Shares)	92,840	205,320
Zhejiang Sanhua Intelligent Controls Co. Ltd. (A Shares)	72,100	263,935
Zhejiang Weiming Enviroment Protection Co. Ltd. (A Shares)	67,080	164,569
Zhejiang Zheneng Electric Power Co. Ltd. (A Shares) (a)	351,100	220,792
ZhongAn Online P & C Insurance Co. Ltd. (H Shares) (a)(d)	270,700	741,886
Zhongji Innolight Co. Ltd. (A Shares)	18,700	225,325
Zhongjin Gold Co. Ltd. (A Shares)	184,000	273,601
Zhongsheng Group Holdings Ltd. Class H	359,500	830,192
Zhongtai Securities Co. Ltd. (A Shares)	477,800	467,782
Zhou Hei Ya International Holdings Co. Ltd. (d)	621,000	204,916
Zhuzhou CRRC Times Electric Co. Ltd.:
(A Shares)	21,033	111,362
(H Shares)	185,600	599,000
Zijin Mining Group Co. Ltd. (H Shares)	2,504,000	3,873,467
Zoomlion Heavy Industry Science and Technology Co. Ltd. (A Shares)	216,400	189,929
ZTE Corp. (H Shares)	458,600	1,019,128
ZTO Express, Inc. sponsored ADR	162,035	3,819,165
TOTAL CHINA		742,097,280
Colombia - 0.0%
Bancolombia SA	102,055	727,725
Interconexion Electrica SA ESP	159,332	561,301
TOTAL COLOMBIA		1,289,026
Czech Republic - 0.0%
CEZ A/S	59,424	2,542,703
Komercni Banka A/S	29,635	867,920
MONETA Money Bank A/S (d)	148,946	575,423
TOTAL CZECH REPUBLIC		3,986,046
Denmark - 2.0%
A.P. Moller - Maersk A/S:
Series A	1,262	2,057,487
Series B	1,660	2,765,943
ALK-Abello A/S (a)	48,994	542,815
Alm. Brand A/S	322,465	466,297
Ambu A/S Series B (a)	70,512	694,549
Bavarian Nordic A/S (a)(c)	29,820	567,547
Better Collective A/S (a)	12,551	303,587
Carlsberg A/S Series B	35,350	4,212,773
Chemometec A/S	6,026	248,601
Chr. Hansen Holding A/S	38,960	2,653,947
Coloplast A/S Series B	50,430	5,254,801
D/S Norden A/S	9,394	533,509
Danske Bank A/S	252,615	5,918,076
Demant A/S (a)	37,310	1,421,258
DFDS A/S	14,397	415,556
DSV A/S	67,350	10,044,615
FLSmidth & Co. A/S	18,924	708,803
Genmab A/S (a)	24,895	7,037,391
GN Store Nord A/S (a)	54,531	906,821
H Lundbeck A/S	114,235	596,297
ISS A/S	57,579	832,615
Jyske Bank A/S (Reg.) (a)	17,842	1,255,106
Matas A/S	17,566	228,610
Netcompany Group A/S (a)(d)	17,694	552,361
NKT A/S (a)	19,928	1,000,108
Novo Nordisk A/S Series B	1,203,630	116,121,692
Novozymes A/S Series B	73,563	3,301,796
ORSTED A/S (d)	69,976	3,381,179
Pandora A/S	31,602	3,576,072
Per Aarsleff Holding A/S	7,449	325,787
Ringkjoebing Landbobank A/S	10,342	1,408,257
Rockwool International A/S Series B	3,336	741,570
Royal Unibrew A/S	18,524	1,338,796
Scandinavian Tobacco Group A/S (d)	21,077	312,849
Schouw & Co.	4,818	297,123
Solar Holding A/S	2,485	148,140
Spar Nord Bank A/S	29,505	446,732
Sydbank A/S	21,827	946,881
Topdanmark A/S	16,409	735,105
Trifork Holding AG	19,239	269,748
Tryg A/S	128,569	2,508,952
Vestas Wind Systems A/S (a)	376,852	8,168,185
Zealand Pharma A/S (a)	18,739	777,853
TOTAL DENMARK		196,026,190
Egypt - 0.1%
Abou Kir Fertilizers & Chemical Industries	153,279	381,649
Centamin PLC	464,098	465,090
Commercial International Bank SAE	961,654	1,876,664
Eastern Co. SAE	433,130	368,353
EFG-Hermes Holding SAE	559,982	302,399
Elsewedy Electric Co.	357,872	313,840
Energean PLC (c)	51,317	531,420
Talaat Moustafa Group Holding	631,845	459,914
TOTAL EGYPT		4,699,329
Faroe Islands - 0.0%
Bakkafrost (c)	18,630	839,696
Finland - 0.7%
Cargotec Corp. (B Shares)	15,096	594,518
Caverion Oyj	37,804	341,204
Citycon Oyj	39,588	209,189
Elisa Corp. (A Shares)	51,895	2,200,797
Fortum Corp.	164,651	1,951,233
Huhtamaki Oyj	38,751	1,328,889
Kemira Oyj	41,685	673,953
Kempower OYJ (a)(c)	6,853	214,489
Kesko Oyj	101,166	1,708,953
Kojamo OYJ	47,239	402,868
Kone OYJ (B Shares)	123,119	5,326,831
Konecranes Oyj	25,547	835,537
Mandatum Holding OY	168,329	650,454
Metsa Board OYJ (B Shares)	66,418	501,777
Metso Corp.	242,848	2,134,289
Musti Group OYJ	15,940	313,878
Neste OYJ	157,178	5,273,691
Nokia Corp.	2,006,113	6,681,726
Nokian Tyres PLC	50,477	380,704
Nordea Bank Abp	1,174,405	12,341,171
Orion Oyj (B Shares)	39,472	1,567,870
Outokumpu Oyj (A Shares)	142,958	585,845
Qt Group Oyj (a)	7,287	424,842
Revenio Group Oyj	8,912	207,078
Sampo Oyj (A Shares)	168,329	6,609,622
Stora Enso Oyj (R Shares)	213,469	2,557,995
TietoEVRY Oyj	40,400	845,540
Tokmanni Group Corp.	20,230	272,918
UPM-Kymmene Corp.	200,524	6,740,782
Uponor Oyj	19,745	596,681
Valmet Corp.	57,750	1,292,988
Wartsila Corp.	172,797	2,055,082
YIT OYJ	68,000	121,021
TOTAL FINLAND		67,944,415
France - 5.9%
Accor SA	67,251	2,139,730
Adevinta ASA Class B (a)	107,432	942,955
Aeroports de Paris SA	10,852	1,214,849
Air France KLM (Reg.) (a)	45,637	514,466
Air Liquide SA	191,452	32,805,731
Airbus Group NV	217,002	29,094,807
Alstom SA	110,971	1,502,821
Altarea SCA	1,710	121,588
ALTEN	11,058	1,302,262
Amundi SA (d)	22,126	1,152,315
Antin Infrastructure Partners SA	14,632	174,019
Arkema SA	24,092	2,252,960
Atos SE (a)(c)	41,370	288,380
AXA SA	674,179	19,976,211
Beneteau SA	17,513	210,877
BIC SA	9,318	584,168
bioMerieux SA	15,349	1,469,790
BNP Paribas SA	388,851	22,360,498
Boiron SA	3,556	148,058
Bollore SA	295,376	1,609,567
Bouygues SA	75,142	2,640,452
Bureau Veritas SA	106,735	2,427,001
Capgemini SA	61,756	10,914,063
Carmila SA	25,328	354,290
Carrefour SA	221,589	3,884,779
CGG SA (a)	298,813	210,572
Clariane SE (c)	29,939	112,839
Coface SA	43,695	526,139
Compagnie de St.-Gobain	172,048	9,365,286
Compagnie Generale des Etablissements Michelin SCA Series B	251,820	7,481,183
Compagnie Plastic Omnium SA	24,317	272,736
Covivio	17,856	763,295
Credit Agricole SA	445,762	5,382,527
Danone SA	236,480	14,068,303
Dassault Aviation SA	8,478	1,681,982
Dassault Systemes SA	251,181	10,346,992
Derichebourg	43,229	186,713
Edenred SA	91,041	4,839,643
Eiffage SA	26,807	2,430,837
Elis SA	1,901	31,117
Elis SA	68,754	1,125,421
Engie SA	657,552	10,458,291
Eramet SA	3,632	250,757
Esker SA	2,170	274,840
EssilorLuxottica SA	108,489	19,588,143
Eurazeo SA	16,490	927,365
Euroapi SASU (a)	21,542	112,714
Eutelsat Communications (c)	59,940	255,593
Fnac Darty SA (c)	7,087	166,322
Forvia (a)	58,346	977,897
Gaztransport et Technigaz SA	12,445	1,589,384
Gecina SA	16,709	1,637,149
Getlink SE	133,280	2,148,494
Hermes International SCA	11,632	21,656,839
ICADE	13,199	430,149
ID Logistics Group (a)	1,171	317,193
Imerys SA	14,354	380,003
Interparfums SA	8,677	409,020
Ipsen SA	13,842	1,633,054
Ipsos SA	14,838	720,006
JCDecaux SA (a)	24,321	379,835
Kaufman & Broad SA	5,875	156,030
Kering SA	27,536	11,198,937
Klepierre SA	78,351	1,898,483
L'Oreal SA	88,555	37,222,387
La Francaise des Jeux SAEM (d)	38,632	1,243,464
Legrand SA	97,437	8,428,922
LISI	8,070	186,574
LVMH Moet Hennessy Louis Vuitton SE	101,534	72,691,295
Mercialys SA	34,498	293,479
Mersen SA	10,308	341,386
Neoen SA (d)	26,208	689,939
Nexans SA	10,145	715,986
Nexity (c)	17,213	240,048
Orange SA	686,169	8,070,753
Pernod Ricard SA	74,580	13,217,944
Peugeot Invest	2,373	230,247
Publicis Groupe SA	86,524	6,566,041
Quadient SA	14,034	292,830
Remy Cointreau SA	8,423	954,961
Renault SA	69,960	2,446,516
Rexel SA	89,660	1,824,810
Rubis SCA	36,579	794,985
Safran SA	126,516	19,764,272
Sartorius Stedim Biotech	10,475	1,956,809
SCOR SE	53,332	1,588,521
SEB SA	9,261	912,783
SES-imagotag SA (a)	2,423	242,020
Societe Generale Series A	271,103	6,092,164
Sodexo SA	32,524	3,437,235
Soitec SA (a)	9,780	1,453,925
Sopra Steria Group	5,751	1,030,213
SPIE SA	52,951	1,391,722
Technip Energies NV	54,193	1,184,104
Teleperformance	22,582	2,584,138
Thales SA	39,948	5,881,728
TotalEnergies SE	828,946	55,421,242
Trigano SA	3,496	457,951
Ubisoft Entertainment SA (a)	35,074	997,565
Unibail-Rodamco-Westfield NV (a)	43,464	2,145,859
Valeo SA	76,563	1,007,781
Vallourec SA (a)	57,319	686,853
Valneva SE (a)	38,910	220,263
Veolia Environnement SA	245,722	6,732,881
Verallia SA (d)	27,809	904,515
Vicat SA	9,537	292,642
VINCI SA	193,755	21,424,343
Virbac SA	1,667	478,004
Vivendi SA	264,565	2,367,141
Voltalia SA (a)	16,649	138,993
Wendel SA	10,899	814,176
Worldline SA (a)(d)	88,046	1,116,074
TOTAL FRANCE		575,657,204
Georgia - 0.0%
Bank of Georgia Group PLC	13,611	550,898
TBC Bank Group PLC	16,368	534,167
TOTAL GEORGIA		1,085,065
Germany - 4.5%
1&1 AG	19,287	331,011
Adesso AG (c)	1,607	151,503
adidas AG	60,048	10,623,351
Aixtron AG	41,723	1,168,132
Allianz SE	146,607	34,341,597
Amadeus Fire AG	2,478	285,795
Aroundtown SA (a)(c)	327,580	737,245
ATOSS Software AG	1,824	384,065
Aurubis AG	12,128	996,583
Auto1 Group SE (a)(c)(d)	39,140	229,434
BASF AG	329,771	15,237,780
Bayer AG	361,738	15,630,179
Bayerische Motoren Werke AG (BMW)	102,451	9,499,390
BayWa AG (c)	6,630	220,979
Bechtle AG	29,893	1,330,981
Beiersdorf AG	36,428	4,781,441
Bilfinger Berger AG	11,189	409,869
Brenntag SE	55,803	4,140,246
CANCOM AG (c)	14,409	358,590
Carl Zeiss Meditec AG	14,721	1,273,206
Cewe Stiftung & Co. KGAA	3,300	299,241
Commerzbank AG	401,274	4,309,568
CompuGroup Medical AG	10,093	368,867
Continental AG	41,783	2,727,970
Covestro AG (a)(d)	70,619	3,564,238
CTS Eventim AG	22,881	1,381,203
CureVac NV (a)(c)	37,914	200,183
Daimler Truck Holding AG	181,046	5,674,149
Dermapharm Holding SE	7,569	291,999
Deutsche Bank AG	715,224	7,837,198
Deutsche Beteiligungs AG	7,102	210,410
Deutsche Borse AG	69,879	11,501,836
Deutsche EuroShop AG	8,046	145,921
Deutsche Lufthansa AG (a)	219,499	1,533,791
Deutsche Pfandbriefbank AG (c)(d)	51,112	340,714
Deutsche Telekom AG	1,185,563	25,731,062
Deutz AG	55,948	226,020
DHL Group	363,548	14,140,474
Duerr AG	19,973	409,355
E.ON SE	799,099	9,486,809
Eckert & Ziegler Strahlen-und Medizintechnik AG	6,323	248,480
ELMOS Semiconductor AG	3,350	218,704
Encavis AG (a)(c)	45,081	586,951
Energiekontor AG	2,904	214,169
Evonik Industries AG	77,371	1,421,198
Evotec OAI AG (a)(c)	51,997	895,143
Fielmann AG	10,079	433,196
Flatex AG (a)(c)	26,218	264,985
Formycon AG (a)	3,914	230,676
Fraport AG Frankfurt Airport Services Worldwide (a)(c)	13,791	681,896
Freenet AG	50,684	1,283,872
Fresenius Medical Care AG & Co. KGaA	74,609	2,478,971
Fresenius SE & Co. KGaA	156,098	4,003,655
GEA Group AG	58,473	1,994,079
Gerresheimer AG	12,786	1,189,187
GFT Technologies AG (c)	7,105	211,852
Grand City Properties SA (a)	32,551	290,520
Grenkeleasing AG	10,796	230,750
Hamborner (REIT) AG	37,362	246,684
Hamburger Hafen und Logistik AG (c)	30,855	546,522
Hannover Reuck SE	21,969	4,842,017
HeidelbergCement AG	53,087	3,846,614
Heidelberger Druckmaschinen AG (a)	120,573	144,163
HelloFresh AG (a)	59,285	1,289,718
Henkel AG & Co. KGaA	40,492	2,559,110
Hensoldt AG	20,645	609,461
Hochtief AG	8,637	891,948
Hornbach Holding AG & Co. KGaA	4,058	241,739
Hugo Boss AG	21,296	1,241,585
Hypoport AG (a)(c)	1,969	239,799
INDUS Holding AG	9,969	193,876
Infineon Technologies AG	483,212	14,114,729
Jenoptik AG	21,667	512,622
JOST Werke AG (d)	6,321	289,601
K+S AG	70,828	1,189,347
KION Group AG	26,347	803,995
Kloeckner & Co. AG	27,887	172,912
Knorr-Bremse AG	26,393	1,467,255
Krones AG	6,017	584,453
Lanxess AG (c)	30,629	700,025
LEG Immobilien AG (a)	27,114	1,688,080
Mercedes-Benz Group AG (Germany)	294,808	17,344,813
Merck KGaA	47,832	7,204,481
Metro Wholesale & Food Specialist AG (a)	57,561	365,432
Morphosys AG (a)	12,538	405,271
MTU Aero Engines AG	19,731	3,695,295
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	50,720	20,312,896
Nagarro SE (a)(c)	3,214	225,979
Nemetschek SE	21,134	1,574,277
Nordex SE (a)(c)	46,858	492,136
NORMA Group AG	12,525	220,260
Patrizia Immobilien AG	17,187	138,756
Pfeiffer Vacuum Technology AG (c)	1,395	215,208
PNE AG (c)	15,422	195,490
ProSiebenSat.1 Media AG (c)	59,660	333,180
Puma AG	38,654	2,179,959
PVA TePla AG (a)	9,516	144,086
Rational AG	1,884	1,071,485
Rheinmetall AG	15,943	4,561,456
RWE AG	230,780	8,822,524
SAF-Holland SA	20,495	273,241
Salzgitter AG	10,238	254,788
SAP SE	384,897	51,627,132
Schaeffler AG	58,431	301,957
Scout24 AG (d)	28,028	1,720,666
SGL Carbon AG (a)(c)	28,343	173,790
Siemens AG	280,069	37,164,839
Siemens Energy AG (a)(c)	190,129	1,683,839
Siemens Healthineers AG (d)	103,315	5,063,591
Siltronic AG	6,786	580,884
Sirius Real Estate Ltd.	449,291	435,780
Sixt SE (c)	6,547	563,196
SMA Solar Technology AG (a)	5,809	354,961
Softwareone Holding AG	41,733	817,547
Stabilus Se	9,765	618,908
STRATEC Biomedical Systems AG	3,213	148,226
Stroeer SE & Co. KGaA	14,144	647,120
Suedzucker AG (Bearer)	25,479	385,518
Symrise AG	50,182	5,128,062
Synlab AG	25,170	264,060
TAG Immobilien AG (a)	61,523	669,528
Takkt AG	13,651	174,774
Talanx AG	23,123	1,454,530
TeamViewer AG (a)(d)	51,408	788,453
Telefonica Deutschland Holding AG	349,362	592,750
Thyssenkrupp AG	184,590	1,280,874
TUI AG (GB) (a)(c)	171,283	862,722
United Internet AG (c)	39,159	814,181
VERBIO Vereinigte BioEnergie AG (c)	7,454	251,361
Vitesco Technologies Group AG (a)	7,490	729,908
Volkswagen AG	11,867	1,371,824
Vonovia SE	275,692	6,347,005
Vossloh AG	6,625	256,913
Wacker Chemie AG	6,815	832,865
Wacker Construction Equipment AG	12,503	228,869
Wuestenrot & Wuerttembergische AG	15,478	214,870
Zalando SE (a)(d)	82,288	1,914,646
TOTAL GERMANY		444,304,086
Ghana - 0.0%
Tullow Oil PLC (a)(c)	618,043	249,248
Greece - 0.1%
Aegean Airlines SA (a)	15,367	168,127
Alpha Bank SA (a)	841,278	1,255,120
Eurobank Ergasias Services and Holdings SA (a)	965,819	1,575,821
Ff Group (a)(b)	881	0
GEK Terna Holding Real Estate Construction SA	24,540	342,748
Hellenic Telecommunications Organization SA	77,061	1,078,751
Holding Co. ADMIE IPTO SA	110,747	234,363
Jumbo SA	44,102	1,160,075
Lamda Development SA (a)	35,105	225,839
Motor Oil (HELLAS) Corinth Refineries SA	25,252	601,181
Mytilineos SA	40,534	1,500,258
National Bank of Greece SA (a)	205,706	1,175,351
OPAP SA	70,599	1,195,213
Piraeus Financial Holdings SA (a)	260,323	768,499
Public Power Corp. of Greece (a)	76,877	783,338
Terna Energy SA	23,839	357,929
TOTAL GREECE		12,422,613
Guatemala - 0.0%
Millicom International Cellular SA (depository receipt) (a)	56,854	891,332
Hong Kong - 1.4%
AIA Group Ltd.	4,264,800	37,034,705
Alibaba Pictures Group Ltd. (a)	4,970,000	317,547
Alliance International Education Leasing Holdings Co. Ltd. (a)(c)(d)	330,000	60,302
ASMPT Ltd.	114,800	972,304
Bank of East Asia Ltd.	517,981	615,171
Brightoil Petroleum Holdings Ltd. (a)(b)	26,000	0
Cafe de Coral Holdings Ltd.	172,000	216,631
Champion (REIT)	903,000	285,247
Chow Sang Sang Holdings International Ltd.	245,000	281,633
CK Asset Holdings Ltd.	710,488	3,551,250
CK Infrastructure Holdings Ltd.	228,000	1,056,789
CLP Holdings Ltd.	602,500	4,409,566
Concord New Energy Group Ltd.	3,100,000	253,857
Cowell e Holdings, Inc. (a)(c)	102,000	244,709
Dah Sing Banking Group Ltd.	255,600	167,686
Dah Sing Financial Holdings Ltd.	99,200	224,544
Far East Consortium International Ltd.	718,211	147,796
Fortune (REIT)	629,000	351,919
Futu Holdings Ltd. ADR (a)	20,683	1,146,872
Giordano International Ltd.	652,000	185,798
Grand Pharmaceutical Group, Ltd.	468,000	251,583
Hang Lung Group Ltd.	318,000	423,555
Hang Lung Properties Ltd.	683,000	897,774
Hang Seng Bank Ltd.	277,900	3,177,255
Henderson Land Development Co. Ltd.	553,345	1,447,805
HKBN Ltd.	385,000	133,372
HKT Trust/HKT Ltd. unit	1,383,000	1,432,491
Hong Kong & China Gas Co. Ltd.	4,159,038	2,895,143
Hong Kong Exchanges and Clearing Ltd.	445,574	15,587,361
Hong Kong Television Network Ltd.	251,000	89,889
Hongkong Land Holdings Ltd.	432,339	1,371,259
Huabao International Holdings Ltd. (c)	449,000	151,055
Hutchison Port Holdings Trust	1,951,700	306,563
Hysan Development Co. Ltd.	229,000	421,533
Jardine Matheson Holdings Ltd.	59,158	2,397,150
Johnson Electric Holdings Ltd.	160,427	199,010
K Wah International Holdings Ltd.	524,902	140,943
Kerry Properties Ltd.	222,000	373,579
Kingboard Laminates Holdings Ltd.	389,000	364,801
Kingkey Financial International Holdings Ltd. (a)(c)	1,370,000	153,381
Link (REIT)	956,520	4,389,607
LK Technology Holdings Ltd. (c)	217,500	187,087
Luk Fook Holdings International Ltd.	167,000	414,293
Man Wah Holdings Ltd.	619,600	384,815
Melco Crown Entertainment Ltd. sponsored ADR (a)	82,144	693,295
Melco International Development Ltd. (a)	289,000	202,009
MH Development Ltd. (a)(b)	74,000	0
MTR Corp. Ltd.	571,787	2,137,446
New World Development Co. Ltd.	551,822	1,012,770
Nine Dragons Paper (Holdings) Ltd.	668,000	380,279
NWS Holdings Ltd.	593,367	702,095
Orient Overseas International Ltd. (c)	49,500	624,185
Pacific Basin Shipping Ltd.	1,983,000	573,828
PAX Global Technology Ltd.	347,000	239,518
PCCW Ltd.	1,652,886	808,984
Power Assets Holdings Ltd.	501,000	2,395,195
Prudential PLC	1,019,807	10,663,498
Sino Biopharmaceutical Ltd.	3,897,000	1,513,903
Sino Land Ltd.	1,452,033	1,449,606
Skyworth Group Ltd.	546,625	197,521
SMI Corp. Ltd. (a)(b)	7,200	2,153
SSY Group Ltd.	564,000	309,367
Stella International Holdings Ltd.	300,000	338,782
Sun Hung Kai Properties Ltd.	524,000	5,380,801
Sunevision Holdings Ltd.	412,000	153,246
Sunlight (REIT)	504,000	139,398
Swire Pacific Ltd. (A Shares)	166,000	1,060,382
Swire Properties Ltd.	492,400	953,388
Techtronic Industries Co. Ltd.	513,500	4,688,011
The United Laboratories International Holdings Ltd.	394,000	402,189
United Energy Group Ltd.	2,984,000	476,460
Value Partners Group Ltd.	542,000	187,335
Vinda International Holdings Ltd. (c)	152,000	375,627
Vitasoy International Holdings Ltd.	334,000	412,048
Viva Goods Co. Ltd. (a)	1,632,000	214,885
Vtech Holdings Ltd.	63,900	371,823
WH Group Ltd. (d)	3,105,500	1,854,708
Wharf Real Estate Investment Co. Ltd.	642,000	2,245,742
Xinyi Glass Holdings Ltd.	656,393	754,209
Yue Yuen Industrial (Holdings) Ltd.	324,000	378,815
Yuexiu (REIT)	1,015,654	145,392
TOTAL HONG KONG		133,554,523
Hungary - 0.1%
Magyar Telekom PLC	180,128	280,072
MOL Hungarian Oil and Gas PLC Series A (For. Reg.)	163,007	1,297,021
OTP Bank PLC	87,164	3,243,482
Richter Gedeon PLC	51,303	1,202,914
TOTAL HUNGARY		6,023,489
India - 4.8%
360 ONE WAM Ltd.	64,873	409,243
3M India Ltd.	1,213	433,671
Aarti Industries Ltd.	86,230	470,776
Aavas Financiers Ltd. (a)	20,653	349,288
ABB India Ltd.	19,987	985,478
ACC Ltd.	29,222	662,739
Adani Enterprises Ltd.	63,909	1,761,735
Adani Green Energy Ltd. (a)	115,895	1,280,044
Adani Ports & Special Economic Zone Ltd.	192,839	1,818,668
Adani Power Ltd. (a)	285,460	1,243,488
Aditya Birla Fashion and Retail Ltd. (a)	138,232	356,488
Aegis Logistics Ltd.	56,302	197,691
Affle (India) Ltd. (a)	22,663	286,185
AIA Engineering Ltd.	17,278	729,385
Ajanta Pharma Ltd.	19,814	419,454
Alembic Pharmaceuticals Ltd.	32,798	280,892
Alkyl Amines Chemicals	8,423	216,680
Amara Raja Energy & Mobility L	44,236	325,624
Amber Enterprises India Ltd. (a)	8,121	286,336
Ambuja Cements Ltd.	225,339	1,149,274
Angel One Ltd.	14,396	446,667
Apar Industries Ltd.	6,515	405,275
APL Apollo Tubes Ltd.	63,552	1,194,752
Apollo Hospitals Enterprise Ltd.	37,348	2,161,923
Apollo Tyres Ltd.	126,534	579,356
Aptus Value Housing Finance India Ltd.	62,279	215,941
Asahi India Glass Ltd.	35,932	241,396
Ashok Leyland Ltd.	560,443	1,129,615
Asian Paints Ltd.	139,806	5,034,487
Aster DM Healthcare Ltd. (a)(d)	62,988	249,572
Astral Ltd.	45,546	1,012,169
AstraZeneca Pharma India Ltd.	6,304	357,013
Atul Ltd.	5,999	449,641
AU Small Finance Bank Ltd. (d)	68,239	548,296
Aurobindo Pharma Ltd.	100,029	1,020,423
Avenue Supermarts Ltd. (a)(d)	59,587	2,600,853
Axis Bank Ltd.	842,880	9,942,871
Bajaj Auto Ltd.	24,884	1,586,900
Bajaj Electricals Ltd.	21,874	268,571
Bajaj Finance Ltd.	100,870	9,077,567
Bajaj Finserv Ltd.	139,572	2,630,944
Bajaj Holdings & Investment Ltd.	10,270	854,170
Bajel Projects Ltd. (b)	21,874	34,393
Balkrishna Industries Ltd.	29,311	898,754
Balrampur Chini Mills Ltd.	58,162	288,508
Bandhan Bank Ltd. (d)	285,591	735,171
Bank of Baroda	406,920	959,199
BASF India Ltd.	12,366	374,861
Bata India Ltd.	29,698	558,649
Bayer CropScience Ltd.	6,580	389,026
Beml Ltd.	9,296	225,666
Berger Paints India Ltd.	113,964	764,437
Bharat Dynamics Ltd.	22,449	262,798
Bharat Electronics Ltd.	1,396,859	2,237,232
Bharat Forge Ltd.	97,863	1,198,321
Bharat Heavy Electricals Ltd.	425,449	617,805
Bharat Petroleum Corp. Ltd.	283,791	1,189,343
Bharti Airtel Ltd.	816,905	8,969,088
Biocon Ltd.	168,073	443,408
Birlasoft Ltd.	73,729	485,251
Blue Star Ltd.	52,897	561,990
Brigade Enterprises Ltd.	49,435	365,203
Britannia Industries Ltd.	40,860	2,172,915
Brookfield India Real Estate Trust (d)	120,143	350,724
BSE Ltd.	37,241	833,390
Can Finance Homes Ltd.	41,885	384,342
Carborundum Universal Ltd.	42,599	548,376
Castrol India Ltd.	278,638	455,562
CCL Products (India) Ltd.	34,887	247,288
CEAT Ltd.	10,060	254,769
Central Depository Services (India) Ltd.	25,213	440,814
Century Textiles & Industries Ltd.	35,290	458,591
Cera Sanitaryware Ltd.	2,533	258,036
CESC Ltd. GDR	326,089	331,972
Cg Power & Industrial Soluti	239,587	1,121,676
Chambal Fertilizers & Chemicals Ltd.	98,798	342,383
Cholamandalam Financial Holdings Ltd.	42,439	579,526
Cholamandalam Investment and Finance Co. Ltd.	152,918	2,089,115
Cipla Ltd./India (a)	192,133	2,768,799
City Union Bank Ltd.	168,545	279,388
Coal India Ltd.	564,562	2,130,439
Coforge Ltd.	21,417	1,282,928
Colgate-Palmolive Ltd.	50,187	1,273,832
Compagnie Automotive India Ltd.	43,464	240,230
Computer Age Management Services Private Ltd.	14,642	395,115
Container Corp. of India Ltd.	112,295	928,308
Coromandel International Ltd.	50,230	629,214
Craftsman Automation Ltd.	5,159	301,506
CreditAccess Grameen Ltd. (a)	22,640	433,946
CRISIL Ltd.	7,558	371,848
Crompton Greaves Consumer Electricals Ltd.	241,075	816,275
Cummins India Ltd.	52,943	1,066,082
Cyient Ltd.	32,292	615,852
Dabur India Ltd.	242,585	1,540,593
Dalmia Bharat Ltd.	30,909	781,261
Data Patterns India Ltd. (a)	11,965	267,673
Deepak Fertilisers and Petrochemicals Corp. Ltd.	33,310	257,186
Deepak Nitrite Ltd.	25,134	599,679
Delhivery Private Ltd. (a)	151,534	752,023
Devyani International Ltd. (a)	139,162	300,535
Divi's Laboratories Ltd.	43,749	1,779,903
Dixon Technologies India Ltd. (a)	11,501	704,701
DLF Ltd.	229,457	1,553,971
Dr Lal Pathlabs Ltd. (d)	15,402	447,300
Dr. Reddy's Laboratories Ltd.	41,167	2,656,318
E.I.D. Parry (India) Ltd.	39,653	219,691
Easy Trip Planners Ltd.	562,528	267,181
Eicher Motors Ltd.	50,500	1,998,096
EIH Ltd.	119,592	322,566
Elgi Equipments Ltd.	73,736	447,544
Emami Ltd.	85,849	525,757
Embassy Office Parks (REIT)	216,565	810,163
Endurance Technologies Ltd. (d)	13,199	253,022
Engineers India Ltd.	163,277	242,741
Equitas Small Finance Bank Ltd. (d)	234,604	261,307
Escorts Kubota Ltd.	13,365	502,824
Exide Industries Ltd.	190,932	585,525
Federal Bank Ltd.	685,783	1,158,696
Fine Organic Industries Ltd.	3,634	193,049
Finolex Cables Ltd.	28,076	302,481
Finolex Industries Ltd.	128,207	295,862
Firstsource Solutions Ltd.	169,679	317,964
Five Star Business Finance Ltd.	41,896	371,776
Fortis Healthcare Ltd.	178,456	692,063
GAIL India Ltd.	853,304	1,224,827
GHCL Ltd.	38,920	271,792
Gland Pharma Ltd. (a)(d)	15,475	287,404
GlaxoSmithKline Pharmaceuticals Ltd.	24,868	424,982
Glenmark Pharmaceuticals Ltd.	62,014	557,104
Global Health Ltd.	28,791	271,486
GMM Pfaudler Ltd.	14,899	310,334
GMR Airports Infrastructure Ltd. (a)	817,986	536,558
Godrej Consumer Products Ltd.	155,051	1,846,890
Godrej Industries Ltd. (a)	40,550	306,018
Godrej Properties Ltd. (a)	48,082	959,183
Granules India Ltd.	80,439	314,806
Grasim Industries Ltd.	100,188	2,269,979
Great Eastern Shipping Co. Ltd.	40,193	383,400
Grindwell Norton Ltd.	18,498	476,218
Gujarat Fluorochemicals Ltd.	11,333	377,846
Gujarat Gas Ltd.	72,988	358,728
Gujarat Narmada Valley Fertilizers Co.	39,985	332,106
Gujarat State Fertilizers & Chemicals Ltd.	116,636	280,441
Gujarat State Petronet Ltd.	116,239	373,432
Happiest Minds Technologies Ltd.	31,257	307,585
Havells India Ltd.	97,267	1,455,807
HCL Technologies Ltd.	354,516	5,436,103
HDFC Asset Management Co. Ltd. (d)	35,780	1,174,924
HDFC Bank Ltd.	1,020,821	18,108,615
HDFC Standard Life Insurance Co. Ltd. (d)	357,773	2,656,988
Hero Motocorp Ltd.	41,358	1,534,314
Hfcl Ltd.	336,444	263,136
Hindalco Industries Ltd.	469,663	2,591,653
Hindustan Aeronautics Ltd.	63,152	1,381,655
Hindustan Petroleum Corp. Ltd. (a)	220,962	657,188
Hindustan Unilever Ltd.	300,361	8,961,126
Hitachi Energy India Ltd.	5,113	254,284
ICICI Bank Ltd.	1,885,848	20,741,562
ICICI Lombard General Insurance Co. Ltd. (d)	91,610	1,511,521
ICICI Prudential Life Insurance Co. Ltd. (d)	136,824	863,151
ICICI Securities Ltd. (d)	36,539	280,457
IDFC Bank Ltd. (a)	1,275,600	1,267,254
IDFC Ltd.	477,728	657,476
Iifl Finance Ltd.	67,398	501,507
India Cements Ltd./The	72,267	181,611
Indiabulls Housing Finance Ltd.	150,736	293,254
Indiabulls Real Estate Ltd. (a)	198,967	174,964
IndiaMART InterMESH Ltd. (d)	11,263	358,412
Indian Bank	96,193	485,346
Indian Energy Exchange Ltd. (d)	209,961	317,434
Indian Oil Corp. Ltd.	1,053,026	1,134,022
Indian Railway Catering & Tourism Corp. Ltd.	96,689	772,602
Indraprastha Gas Ltd.	124,342	571,003
Info Edge India Ltd.	26,671	1,308,493
Infosys Ltd.	1,228,658	20,200,219
Intellect Design Arena Ltd.	35,868	292,570
InterGlobe Aviation Ltd. (a)(d)	50,541	1,490,340
Ion Exchange (INDIA) Ltd.	40,933	261,563
Ipca Laboratories Ltd.	54,428	642,790
IRB Infrastructure Developers Ltd.	646,285	260,124
ITC Ltd.	1,113,548	5,730,330
J.B. Chemicals & Pharmaceuticals Ltd.	28,642	480,829
JBM Auto Ltd.	12,394	178,609
Jindal Stainless Ltd.	142,165	755,643
Jindal Steel & Power Ltd.	145,269	1,105,774
Jio Financial Services Ltd.	1,168,818	3,101,153
JK Cement Ltd.	15,589	590,795
JK Lakshmi Cement Ltd.	33,659	277,738
JSW Steel Ltd. (a)	228,045	2,017,161
Jubilant Foodworks Ltd.	153,996	926,333
Jupiter Wagons Ltd.	48,374	183,203
Jyothy Laboratories Ltd.	68,524	298,505
Kajaria Ceramics Ltd.	31,873	482,908
Kalpataru Power Transmission Ltd.	42,193	335,627
Kalyan Jewellers India Ltd.	121,682	422,267
Kansai Nerolac Paints Ltd.	90,340	341,753
KEC International Ltd.	50,737	382,789
KEI Industries Ltd.	22,749	654,919
Kirloskar Oil Engines Ltd.	48,397	316,140
Kotak Mahindra Bank Ltd.	404,894	8,461,724
KPIT Technologies Ltd.	61,150	894,474
KPR Mill Ltd.	38,954	376,524
Krishna Institute of Medical Sciences Ltd. (a)(d)	18,905	428,523
L&T Finance Holdings Ltd.	406,412	649,123
Lakshmi Machine Works Ltd.	2,579	409,114
Larsen & Toubro Ltd.	250,932	8,827,900
Laurus Labs Ltd. (d)	137,462	597,213
Lemon Tree Hotels Ltd. (a)(d)	235,123	309,959
LIC Housing Finance Ltd.	122,518	675,862
Linde India Ltd. (a)	8,572	616,845
Ltimindtree Ltd. (d)	32,932	2,003,013
Lupin Ltd.	77,570	1,050,841
Mahanagar Gas Ltd.	21,960	272,204
Mahindra & Mahindra Financial Services Ltd.	200,880	592,004
Mahindra & Mahindra Ltd.	349,520	6,123,616
Mahindra Lifespace Developers Ltd.	38,777	228,675
Manappuram General Finance & Leasing Ltd.	220,659	364,361
Marico Ltd.	196,521	1,265,973
Maruti Suzuki India Ltd.	50,861	6,349,467
Max Financial Services Ltd. (a)	95,457	1,048,119
Max Healthcare Institute Ltd.	288,162	1,985,816
MedPlus Health Services Ltd. (a)	25,300	242,577
Metropolis Healthcare Ltd. (d)	13,706	231,368
Mindspace Business Parks (REIT) (d)	100,246	371,871
Motherson Sumi Wiring India Ltd.	721,163	518,948
Mphasis BFL Ltd.	30,233	771,627
MRF Ltd.	715	930,016
MTAR Technologies Pvt Ltd. (a)	14,690	430,349
Multi Commodity Exchange of India Ltd.	13,146	367,924
Muthoot Finance Ltd.	47,504	740,993
Narayana Hrudayalaya Ltd.	35,518	424,969
Natco Pharma Ltd.	37,653	361,984
National Aluminium Co. Ltd.	391,195	433,021
Navin Fluorine International Ltd.	13,211	545,766
Ncc Ltd.	175,577	304,732
Nestle India Ltd.	12,347	3,594,244
Nexus Select Trust	244,287	376,697
Nippon Life India Asset Management Ltd. (d)	76,363	359,091
NMDC Steel Ltd.	374,962	180,885
NTPC Ltd.	1,603,483	4,541,562
Nuvama Wealth Management Ltd.	2,738	96,972
Oberoi Realty Ltd.	49,227	672,610
Oil & Natural Gas Corp. Ltd.	1,144,566	2,560,303
Oil India Ltd.	108,555	389,991
Olectra Greentech Ltd.	19,898	272,220
Oracle Financial Services Soft	9,381	437,005
Page Industries Ltd.	2,382	1,082,023
PB Fintech Ltd. (a)	78,627	661,416
Persistent Systems Ltd.	19,443	1,439,695
Petronet LNG Ltd.	291,347	698,140
Phoenix Mills Ltd.	37,028	807,567
PI Industries Ltd.	33,538	1,369,340
Pidilite Industries Ltd.	56,422	1,665,364
Piramal Enterprises Ltd.	40,156	470,447
Piramal Pharma Ltd. (a)	235,792	296,106
PNB Housing Finance Ltd. (a)(d)	43,182	382,072
Poly Medicure Ltd.	16,319	277,939
Poonawalla Fincorp Ltd.	95,637	405,144
Power Finance Corp. Ltd.	510,965	1,512,770
Power Grid Corp. of India Ltd.	1,701,784	4,131,958
Praj Industries Ltd.	69,352	446,020
Prestige Estates Projs. Ltd.	59,105	543,605
Prince Pipes & Fittings Ltd.	36,067	272,923
Procter & Gamble Health Ltd.	4,832	296,188
PVR INOX Ltd. (a)	32,226	618,556
Quess Corp. Ltd. (d)	34,295	174,109
Radico Khaitan Ltd.	30,108	440,172
Rail Vikas Nigam Ltd.	123,151	227,925
Rainbow Children's Medicare Ltd.	22,633	288,927
Rajesh Exports Ltd.	27,220	146,781
Ramkrishna Forgings Ltd.	34,346	264,189
Ratnamani Metals & Tubes Ltd.	12,566	417,330
Raymond Ltd.	14,143	299,066
RBL Bank Ltd. (d)	187,791	497,407
REC Ltd.	447,252	1,545,469
Redington (India) Ltd.	247,321	423,600
Relaxo Footwears Ltd.	42,253	455,534
Reliance Industries Ltd.	1,119,149	30,764,977
Reliance Infrastructure Ltd. (a)	134,442	273,339
Reliance Power Ltd. (a)	1,074,233	220,679
RHI Magnesita India Ltd.	30,290	249,499
Route Mobile Ltd.	11,857	221,129
Samvardhana Motherson International Ltd.	885,166	977,312
Sanofi India Ltd.	3,952	358,785
Sapphire Foods India Ltd. (a)	15,450	240,509
SBI Cards & Payment Services Ltd.	106,384	953,062
SBI Life Insurance Co. Ltd. (d)	167,399	2,748,586
Sharda Cropchem Ltd.	40,008	195,130
Sheela Foam Private Ltd.	14,928	193,504
Shree Cement Ltd.	3,599	1,108,928
Shree Renuka Sugars Ltd. (a)	326,298	190,885
Shriram Transport Finance Co. Ltd.	103,499	2,334,778
Siemens Ltd.	33,107	1,324,245
SKF India Ltd.	10,158	604,313
Solar Industries India Ltd.	10,987	725,573
Sona Blw Precision Forgings Ltd. (d)	157,856	1,027,016
Sonata Software Ltd.	37,775	523,236
SRF Ltd.	56,278	1,483,538
Star Health & Allied Insurance Co. Ltd. (a)	67,009	466,700
State Bank of India	654,002	4,442,677
Sun Pharmaceutical Industries Ltd.	357,063	4,666,910
Sun TV Ltd.	47,576	362,257
Sundram Fasteners Ltd.	44,132	664,773
Supreme Industries Ltd.	24,234	1,259,716
Suven Pharmaceuticals Ltd. (a)	51,844	360,246
Suzlon Energy Ltd. (a)	3,015,375	1,109,387
Syngene International Ltd. (d)	69,238	565,694
Tamilnad Mercantile Bank Ltd.	47,819	310,334
Tanla Solutions Ltd.	25,557	292,184
Tata Chemicals Ltd.	62,140	715,862
Tata Consultancy Services Ltd.	335,525	13,579,222
Tata Consumer Products Ltd.	209,961	2,271,131
Tata Elxsi Ltd.	12,927	1,183,787
Tata Investment Corp. Ltd.	6,516	243,115
Tata Motors Ltd.	629,360	4,752,153
Tata Power Co. Ltd./The	529,232	1,522,209
Tata Steel Ltd.	2,725,170	3,887,626
Tata Teleservices (Maharashtra) Ltd. (a)	259,013	267,762
Tech Mahindra Ltd.	196,839	2,681,750
Tejas Networks Ltd. (a)(d)	24,101	247,881
The Indian Hotels Co. Ltd.	322,944	1,486,961
The Karur Vysya Bank Ltd.	171,284	294,473
The Ramco Cements Ltd.	50,247	598,523
Thermax Ltd.	16,731	569,264
Timken India Ltd.	12,124	422,461
Titagarh Rail System Ltd.	29,139	266,569
Titan Co. Ltd.	129,519	4,963,735
Torrent Pharmaceuticals Ltd.	38,211	883,000
Torrent Power Ltd.	69,116	603,592
Trent Ltd.	69,374	1,795,170
Trident Ltd.	543,763	227,875
Triveni Turbine Ltd. (a)	62,393	269,107
TTK Prestige Ltd. (a)	22,899	220,167
Tube Investments of India Ltd.	39,439	1,491,599
Tvs Motor Co. Ltd.	89,596	1,711,615
Ultratech Cement Ltd.	42,543	4,304,244
United Spirits Ltd. (a)	111,368	1,380,691
Uno Minda Ltd.	67,169	470,193
UPL Ltd.	186,067	1,207,766
Usha Martin Ltd.	77,019	275,304
V-Guard Industries Ltd.	124,160	446,600
Vardhman Textiles Ltd.	54,351	240,904
Varun Beverages Ltd.	170,145	1,856,553
Vedanta Ltd.	288,935	751,681
Vinati Organics Ltd.	12,892	267,727
VIP Industries Ltd.	38,965	285,105
Vodafone Idea Ltd. (a)	3,879,016	552,061
Voltas Ltd.	79,890	803,690
Westlife Foodworld Ltd.	36,610	351,993
Whirlpool of India Ltd.	16,586	327,135
Wipro Ltd.	495,968	2,276,174
Yes Bank Ltd. (a)	4,936,353	945,799
Zee Entertainment Enterprises Ltd.	324,204	1,009,135
Zensar Technologies Ltd.	56,014	329,718
ZF Commercial Vehicle Control Systems India Ltd.	2,798	527,522
Zomato Ltd. (a)	1,576,277	1,993,122
TOTAL INDIA		468,366,883
Indonesia - 0.5%
First Pacific Co. Ltd.	996,000	377,051
First Resources Ltd.	231,500	255,605
Golden Agri-Resources Ltd.	2,342,400	462,164
Indofood Sukses Makmur Tbk PT	1,722,600	721,173
Nickel Industries Ltd.	864,967	411,802
PT Adaro Energy Indonesia Tbk	5,380,700	868,172
PT AKR Corporindo Tbk	3,590,700	336,927
PT Aneka Tambang Tbk	3,707,700	397,255
PT Astra International Tbk	7,413,300	2,696,807
PT Bank Aladin Syariah Tbk (a)	3,864,600	255,295
PT Bank BTPN Syariah Tbk	1,290,000	127,871
PT Bank Central Asia Tbk	20,125,600	11,087,609
PT Bank Mandiri (Persero) Tbk	13,669,200	4,883,351
PT Bank Negara Indonesia (Persero) Tbk	5,623,000	1,696,946
PT Bank Rakyat Indonesia (Persero) Tbk	24,915,171	7,790,573
PT Bank Tabungan Negara (Persero) Tbk	3,300,591	254,632
PT Barito Pacific Tbk	10,760,007	762,494
PT Berkah Beton Sadaya Tbk (a)	7,167,500	22,536
PT BFI Finance Indonesia Tbk	3,260,800	212,301
PT Bukalapak.com Tbk (a)	22,280,900	294,988
PT Bukit Asam Tbk	1,579,100	246,494
PT Bumi Resources Minerals Tbk (a)	29,634,400	361,752
PT Bumi Resources Tbk (a)	44,874,700	319,310
PT Bumi Serpong Damai Tbk (a)	3,560,300	225,164
PT Charoen Pokphand Indonesia Tbk (a)	2,828,100	1,041,902
PT Ciputra Development Tbk	3,866,900	269,835
PT GoTo Gojek Tokopedia Tbk (a)	303,498,384	1,148,210
PT Hanson International Tbk (a)(b)	3,268,900	10,289
PT Indah Kiat Pulp & Paper Tbk	1,082,100	654,024
PT Indo Tambangraya Megah Tbk	161,600	269,911
PT Indocement Tunggal Prakarsa Tbk	534,200	312,060
PT Indofood CBP Sukses Makmur Tbk	885,200	576,949
PT Inti Agri Resources Tbk (a)(b)	1,180,800	3,717
PT Japfa Comfeed Indonesia Tbk	3,277,200	252,695
PT Jasa Marga Tbk	1,041,096	279,392
PT Kalbe Farma Tbk	8,017,600	852,708
PT Map Aktif Adiperkasa	5,581,400	264,121
PT Medco Energi International Tbk	3,135,500	252,079
PT Medikaloka Hermina Tbk	2,752,000	266,577
PT Merdeka Copper Gold Tbk (a)	4,520,025	633,960
PT Metro Healthcare Indonesia Tbk (a)(b)	7,867,100	237,722
PT Mitra Adiperkasa Tbk	3,184,700	347,943
PT Pabrik Kertas Tjiwi Kimia Tbk	606,500	292,140
PT Pacific Strategic Financial Tbk (a)	4,191,900	290,229
PT Pakuwon Jati Tbk	8,059,900	202,862
PT Perusahaan Gas Negara Tbk Series B	4,328,600	342,234
PT Pool Advista Indonesia Tbk (a)(b)	184,900	582
PT Sarana Menara Nusantara Tbk	8,338,000	467,630
PT Semen Indonesia (Persero) Tbk	1,355,169	520,728
PT Smartfren Telecom Tbk (a)	62,290,000	205,743
PT Sugih Energy Tbk (a)(b)	40,500	127
PT Sumber Alfaria Trijaya Tbk	6,257,500	1,138,844
PT Summarecon Agung Tbk	5,503,500	185,257
PT Telkom Indonesia Persero Tbk	18,064,800	3,960,090
PT Transcoal Pacific Tbk	441,700	242,492
PT Unilever Indonesia Tbk	2,916,400	664,965
PT United Tractors Tbk	569,800	901,713
PT Vale Indonesia Tbk	1,054,000	328,479
PT XL Axiata Tbk	2,027,900	289,880
TOTAL INDONESIA		52,776,361
Iraq - 0.0%
Genel Energy PLC (c)	202,899	201,730
Ireland - 0.3%
AerCap Holdings NV (a)	64,438	4,002,889
AIB Group PLC	536,289	2,323,130
Bank of Ireland Group PLC	390,119	3,488,033
C&C Group PLC (United Kingdom)	165,677	280,310
Cairn Homes PLC	275,604	324,861
COSMO Pharmaceuticals NV	4,789	181,894
Dalata Hotel Group PLC	85,777	363,950
Glanbia PLC	74,523	1,173,329
Glenveagh Properties PLC (a)(d)	267,553	258,185
Greencore Group PLC (a)(c)	232,585	254,002
Irish Residential Properties REIT PLC	185,058	178,187
Kerry Group PLC Class A	58,465	4,508,489
Keywords Studios PLC	28,317	449,154
Kingspan Group PLC (Ireland)	57,691	3,875,000
Origin Enterprises PLC	58,773	195,269
Smurfit Kappa Group PLC	95,247	3,098,003
Uniphar PLC	110,745	245,491
TOTAL IRELAND		25,200,176
Israel - 0.5%
Airport City Ltd. (a)	27,763	364,793
Alony Hetz Properties & Investments Ltd.	61,114	297,405
Amot Investments Ltd.	94,743	396,599
Ashdod Refinery Ltd.	4,102	80,548
Ashtrom Group Ltd.	18,179	195,687
Azrieli Group	15,676	673,657
Bank Hapoalim BM (Reg.)	463,388	3,309,751
Bank Leumi le-Israel BM	563,354	3,622,358
Bezeq The Israel Telecommunication Corp. Ltd.	779,278	958,963
Big Shopping Centers Ltd. (a)	4,768	333,831
Camtek Ltd. (a)	11,669	604,813
Check Point Software Technologies Ltd. (a)	35,069	4,708,013
Clal Insurance Enterprises Holdings Ltd. (a)	27,730	346,316
Danel Adir Yeoshua Ltd.	2,434	174,571
Delek Automotive Systems Ltd.	25,024	115,524
Delek Group Ltd.	3,461	377,610
Elbit Systems Ltd. (Israel)	9,826	1,823,960
Electra Israel Ltd.	946	299,481
Energix-Renewable Energies Ltd.	111,144	270,106
Enlight Renewable Energy Ltd. (a)	52,045	700,586
Equital Ltd. (a)	9,314	202,525
Fattal Holdings 1998 Ltd. (a)	3,100	256,390
FIBI Holdings Ltd.	12,288	432,299
First International Bank of Israel	20,895	710,802
Formula Systems (1985) Ltd.	4,412	250,072
Fox Wizel Ltd.	3,625	205,823
Global-e Online Ltd. (a)(c)	35,347	1,241,033
Harel Insurance Investments and Financial Services Ltd.	48,428	310,792
Hilan Ltd.	6,422	275,819
Icl Group Ltd.	299,352	1,451,583
Isracard Ltd.	82,680	257,736
Israel Corp. Ltd. (Class A)	1,537	331,280
Israel Discount Bank Ltd. (Class A)	457,344	2,008,376
Ituran Location & Control Ltd.	8,889	219,825
Kornit Digital Ltd. (a)	18,779	259,150
M Yochananof & Sons Ltd.	7,516	269,996
Matrix IT Ltd.	15,794	266,763
Maytronics Ltd.	20,114	187,107
Mega Or Holdings Ltd.	10,370	141,978
Melisron Ltd.	10,256	555,428
Migdal Insurance & Financial Holdings Ltd.	194,945	183,273
Mivne Real Estate KD Ltd.	247,510	534,026
Mizrahi Tefahot Bank Ltd.	56,939	1,760,855
Nano Dimension Ltd. ADR (a)(c)	94,591	251,612
NICE Ltd. (a)	24,008	3,709,895
Nova Ltd. (a)	10,579	1,007,387
Oil Refineries Ltd.	1,019,397	279,439
One Software Technologies Ltd.	31,130	315,998
OPC Energy Ltd. (a)	45,737	248,148
Partner Communications Co. Ltd. (a)	54,534	198,195
Paz Oil Co. Ltd. (a)	3,981	282,964
Perion Network Ltd. (a)	18,591	477,424
Plus500 Ltd.	35,270	604,880
Radware Ltd. (a)	15,914	237,278
Rami Levi Chain Stores Hashikma Marketing 2006 Ltd.	7,112	383,576
Reit 1 Ltd.	87,229	315,293
Sapiens International Corp. NV	12,589	317,995
Sella Capital Real Estate Ltd.	117,861	209,362
Shapir Engineering and Industry Ltd.	58,874	315,781
Shikun & Binui Ltd. (a)	167,340	378,399
Shufersal Ltd. (a)	107,893	454,581
Strauss Group Ltd. (a)	21,354	395,487
Summit Real Estate Holdings Ltd.	15,884	151,766
Taboola.com Ltd. (a)(c)	82,744	303,670
Tel Aviv Stock Exchange Ltd. (a)	43,722	194,705
Teva Pharmaceutical Industries Ltd. sponsored ADR (a)	422,512	3,625,153
The Phoenix Holdings Ltd.	71,033	603,306
Tower Semiconductor Ltd. (a)	40,509	937,961
Wix.com Ltd. (a)	19,877	1,588,172
YH Dimri Construction & Development Ltd.	3,582	192,393
ZIM Integrated Shipping Services Ltd. (c)	37,478	290,080
TOTAL ISRAEL		50,238,403
Italy - 1.5%
A2A SpA	555,805	1,041,520
ACEA SpA	16,504	198,553
Amco - Asset Management Co. SpA Class B (a)(b)	141	0
Amplifon SpA	45,500	1,282,544
Anima Holding SpA (d)	93,985	383,462
Ariston Holding NV (c)	29,268	163,823
Assicurazioni Generali SpA	361,593	7,171,866
Azimut Holding SpA	41,811	879,496
Banca Generali SpA	22,192	718,999
Banca Mediolanum S.p.A.	93,459	762,038
Banca Monte dei Paschi di Siena SpA (a)(c)	185,613	501,009
Banca Popolare di Sondrio SCARL	175,539	956,550
Banco BPM SpA	560,467	2,860,184
BFF Bank SpA (d)	71,088	682,605
BPER Banca	389,272	1,264,086
Brembo SpA	55,201	592,843
Brunello Cucinelli SpA	12,751	1,023,356
Buzzi SpA	37,054	980,171
Carel Industries SpA (d)	15,823	329,489
CIR SpA (a)	386,033	157,462
Coca-Cola HBC AG	80,037	2,074,030
Credito Emiliano SpA	43,402	351,316
Cromwell European (REIT)	137,562	167,338
Datalogic SpA	37,873	226,816
Davide Campari Milano NV	188,604	2,081,431
De'Longhi SpA	28,465	636,109
DiaSorin SpA	9,369	837,677
El.En. Group SpA	19,461	181,413
Enav SpA (d)	110,162	366,472
Enel SpA	2,955,169	18,758,171
Eni SpA	846,063	13,831,152
ERG SpA	24,348	597,693
Ferrari NV (Italy)	46,095	13,924,726
FinecoBank SpA	236,663	2,783,342
Hera SpA	328,506	922,510
Illimity Bank SpA	30,736	156,560
Industrie de Nora SpA	13,038	183,894
Infrastrutture Wireless Italiane SpA (d)	120,389	1,314,599
Interpump Group SpA	31,806	1,325,965
Intesa Sanpaolo SpA	5,768,587	15,031,731
Iren SpA	246,097	491,887
Italgas SpA	169,904	862,562
Iveco Group NV (a)	70,785	595,736
Leonardo SpA	148,763	2,240,676
Lottomatica Group SpA	36,408	344,244
Maire Tecnimont SpA	68,943	320,244
MARR SpA	17,996	213,266
Mediobanca SpA (c)	201,469	2,402,475
MFE-MediaForEurope NV Class A	102,001	185,030
Moncler SpA	74,985	3,882,979
Nexi SpA (a)(d)	216,132	1,252,302
OVS (d)	106,324	187,990
Piaggio & C SpA	83,956	225,460
Pirelli & C. SpA (d)	131,130	582,883
Poste Italiane SpA (d)	185,001	1,828,301
Prysmian SpA	101,164	3,777,499
Rai Way SpA (d)	56,156	279,268
Recordati SpA	38,061	1,755,874
Reply SpA	9,131	858,425
Saipem SpA (a)	453,974	690,023
Salvatore Ferragamo Italia SpA (c)	24,181	295,261
Saras SpA	196,866	285,897
Sesa SpA	3,307	333,293
Snam SpA	741,572	3,400,511
SOL SpA	16,432	472,918
Tamburi Investment Partners SpA	49,611	415,223
Technogym SpA (d)	58,682	441,160
Technoprobe SpA (a)	68,615	499,136
Telecom Italia SpA (a)	3,612,585	933,066
Terna - Rete Elettrica Nazionale	506,644	3,873,714
Tinexta SpA	10,532	181,089
UniCredit SpA	681,518	17,085,394
Unipol Gruppo SpA	146,989	795,065
Webuild SpA	172,511	310,673
Webuild SpA warrants 8/2/30 (a)(c)	5,662	10,197
TOTAL ITALY		150,012,722
Japan - 15.1%
77 Bank Ltd.	21,300	474,757
Abalance Corp. (c)	4,000	86,119
ABC-MART, Inc.	38,121	590,458
Activia Properties, Inc.	234	633,084
Adeka Corp.	31,400	524,953
Advance Logistics Investment Corp.	279	227,273
Advance Residence Investment Corp.	509	1,106,670
Advantest Corp.	284,236	7,321,532
Aeon (REIT) Investment Corp.	563	535,972
AEON Co. Ltd.	236,125	4,967,983
Aeon Delight Co. Ltd.	11,200	246,958
AEON Financial Service Co. Ltd.	47,599	392,381
AEON MALL Co. Ltd.	35,900	408,231
AGC, Inc.	71,963	2,448,116
Ai Holdings Corp.	18,500	286,387
Aica Kogyo Co. Ltd.	21,600	496,272
Aichi Financial Group, Inc.	19,800	311,632
Aiful Corp.	142,700	359,387
Ain Holdings, Inc.	10,600	299,707
Air Water, Inc.	67,900	856,131
Aisin Seiki Co. Ltd.	53,400	1,860,182
Ajinomoto Co., Inc.	165,525	6,045,418
Alfresa Holdings Corp.	67,439	1,068,274
Alps Alpine Co. Ltd.	72,498	594,935
Amada Co. Ltd.	126,800	1,230,018
Amano Corp.	21,700	443,251
Amvis Holdings, Inc.	18,100	308,771
Ana Holdings, Inc. (a)	57,841	1,135,527
Anicom Holdings, Inc.	38,500	139,538
Anritsu Corp.	55,000	409,428
Anycolor, Inc. (a)(c)	7,000	164,335
Aozora Bank Ltd. (c)	48,600	991,280
Appier Group, Inc. (a)	21,800	179,465
Arata Corp.	6,600	245,639
Arcland Sakamoto Co. Ltd.	22,100	236,726
ARCS Co. Ltd.	22,200	424,208
ARE Holdings, Inc.	34,700	439,296
Argo Graphics, Inc.	22,700	497,480
Ariake Japan Co. Ltd.	7,900	249,839
As One Corp.	10,800	344,195
Asahi Group Holdings	175,359	6,342,808
ASAHI INTECC Co. Ltd.	80,360	1,350,259
Asahi Kasei Corp.	447,000	2,748,060
Asics Corp.	60,000	1,900,619
ASKUL Corp.	17,400	227,146
Astellas Pharma, Inc.	673,103	8,514,669
Atom Corp. (a)	47,200	283,223
Autobacs Seven Co. Ltd.	32,700	336,352
Avex, Inc.	16,000	146,119
Axial Retailing, Inc.	9,400	240,759
AZ-Com Maruwa Holdings, Inc.	19,000	260,751
Azbil Corp.	42,400	1,252,864
Bandai Namco Holdings, Inc.	224,800	4,657,523
BayCurrent Consulting, Inc.	48,800	1,225,210
Belc Co. Ltd.	6,300	295,476
Bell System24 Holdings, Inc.	15,800	162,071
Benefit One, Inc.	31,400	225,150
Benesse Holdings, Inc.	30,600	361,796
Bic Camera, Inc. (c)	43,800	331,607
Biprogy, Inc.	28,800	718,338
BML, Inc.	10,400	196,813
Bridgestone Corp.	204,058	7,722,617
Brother Industries Ltd.	87,100	1,358,782
C. Uyemura & Co. Ltd.	5,200	282,335
Calbee, Inc.	30,800	591,681
Canon Marketing Japan, Inc.	17,200	412,466
Canon, Inc.	361,243	8,540,036
Capcom Co. Ltd.	66,700	2,147,028
Casio Computer Co. Ltd.	68,200	546,487
Central Glass Co. Ltd.	10,200	193,315
Central Japan Railway Co.	260,275	5,858,377
Change Holdings, Inc. (c)	17,300	176,504
Chiba Bank Ltd.	195,400	1,455,446
Chiyoda Corp. (a)(c)	73,700	173,264
Chubu Electric Power Co., Inc.	240,216	2,902,808
Chugai Pharmaceutical Co. Ltd.	247,700	7,345,931
Chugin Financial Group, Inc.	56,100	447,311
Chugoku Electric Power Co., Inc.	106,000	662,838
Citizen Watch Co. Ltd.	86,000	501,554
CKD Corp.	22,065	277,479
Coca-Cola Bottlers Japan, Inc.	51,150	685,848
Colowide Co. Ltd.	33,000	513,811
Comforia Residential REIT, Inc.	237	502,976
COMSYS Holdings Corp.	42,200	868,065
Comture Corp.	12,100	161,749
Concordia Financial Group Ltd.	389,000	1,807,449
Cosmo Energy Holdings Co. Ltd.	24,500	896,235
Cosmos Pharmaceutical Corp.	7,400	770,100
CRE Logistics REIT, Inc.	242	254,284
Create Restaurants Holdings, Inc.	45,400	314,645
Create SD Holdings Co. Ltd.	13,600	291,650
Credit Saison Co. Ltd.	55,701	834,947
CyberAgent, Inc.	160,000	839,912
Cybozu, Inc.	13,200	164,465
Dai Nippon Printing Co. Ltd.	79,100	2,063,503
Dai-ichi Mutual Life Insurance Co.	348,999	7,372,615
Daicel Chemical Industries Ltd.	96,121	817,382
Daido Steel Co. Ltd.	10,900	427,601
Daiei Kankyo Co. Ltd.	16,200	223,650
Daifuku Co. Ltd.	111,100	1,835,694
Daihen Corp.	9,400	296,270
Daiichi Sankyo Kabushiki Kaisha	685,000	17,662,173
Daiichikosho Co. Ltd.	28,300	418,315
Daikin Industries Ltd.	97,468	14,052,833
Daio Paper Corp.	35,300	290,029
Daiseki Co. Ltd.	16,320	450,718
Daishi Hokuetsu Financial Group, Inc.	15,642	408,459
Daito Trust Construction Co. Ltd.	22,644	2,428,940
Daiwa House Industry Co. Ltd.	212,044	5,832,413
Daiwa House REIT Investment Corp.	816	1,444,114
Daiwa Office Investment Corp.	103	450,570
Daiwa Securities Group, Inc.	502,500	2,897,652
Daiwa Securities Living Invest	683	505,016
Daiwabo Holdings Co. Ltd.	34,300	651,930
DCM Holdings Co. Ltd.	44,400	346,698
DeNA Co. Ltd.	33,000	322,383
Denka Co. Ltd.	29,300	529,261
DENSO Corp.	628,488	9,280,463
Dentsu Group, Inc.	77,700	2,256,873
Descente Ltd.	14,100	393,263
Dexerials Corp.	22,400	510,951
Dic Corp.	31,700	499,857
Digital Arts, Inc.	5,300	146,195
Digital Garage, Inc.	13,000	260,374
Dip Corp.	14,500	287,381
Disco Corp.	34,300	6,057,347
Dmg Mori Co. Ltd.	42,000	694,680
Dowa Holdings Co. Ltd.	21,200	648,092
DTS Corp.	16,500	338,883
Duskin Co. Ltd.	17,300	377,186
Dydo Group Holdings, Inc.	5,600	216,730
Earth Corp.	7,800	256,570
East Japan Railway Co.	108,410	5,630,526
Ebara Corp.	34,000	1,505,641
EDION Corp.	32,000	319,161
eGuarantee, Inc.	16,500	190,592
Eiken Chemical Co. Ltd.	22,200	218,969
Eisai Co. Ltd.	94,300	4,995,859
Eizo Corp.	6,800	218,196
Elecom Co. Ltd.	20,600	233,576
Electric Power Development Co. Ltd.	54,700	838,588
en japan, Inc.	14,200	211,805
ENEOS Holdings, Inc.	1,044,350	3,869,753
euglena Co. Ltd. (a)(c)	49,400	239,785
Exedy Corp.	18,800	313,892
Exeo Group, Inc.	38,000	789,251
Ezaki Glico Co. Ltd.	20,300	590,063
Fancl Corp.	32,500	485,893
FANUC Corp.	351,725	8,728,555
Fast Retailing Co. Ltd.	64,608	14,303,979
FCC Co. Ltd.	17,000	201,723
Ferrotec Holdings Corp. (c)	18,400	323,420
Financial Products Group Co. Ltd.	27,000	256,475
Food & Life Companies Ltd.	41,900	706,215
FP Corp.	20,400	392,836
Freee KK (a)	15,300	255,496
Frontier Real Estate Investment Corp.	168	502,594
Fuji Co. Ltd.	15,900	201,005
Fuji Corp.	28,600	430,654
Fuji Electric Co. Ltd.	47,000	1,789,508
Fuji Kyuko Co. Ltd.	9,400	265,327
Fuji Media Holdings, Inc.	16,300	161,887
Fuji Oil Holdings, Inc.	20,300	322,452
Fuji Seal International, Inc.	22,800	253,973
Fuji Soft ABC, Inc.	18,800	676,524
FUJIFILM Holdings Corp.	135,500	7,411,552
Fujikura Ltd.	95,800	688,046
Fujimi, Inc.	20,300	405,226
Fujimori Kogyo Co. Ltd.	9,000	227,098
Fujitec Co. Ltd.	24,100	523,214
Fujitsu General Ltd.	22,200	394,821
Fujitsu Ltd.	64,942	8,413,077
Fukuoka (REIT) Investment Fund	235	253,015
Fukuoka Financial Group, Inc.	59,812	1,581,055
Fukuyama Transporting Co. Ltd.	9,100	248,687
Funai Soken Holdings, Inc.	21,100	346,798
Furukawa Electric Co. Ltd.	28,900	433,055
Fuso Chemical Co. Ltd.	9,000	244,548
Future Corp.	18,200	207,716
Fuyo General Lease Co. Ltd.	6,500	528,455
G-Tekt Corp.	24,100	281,263
Global One Real Estate Investment Corp.	371	281,432
GLOBERIDE, Inc.	19,200	247,781
Glory Ltd.	18,400	343,055
GLP J-REIT	1,634	1,463,505
GMO Internet, Inc.	26,400	384,510
GMO Payment Gateway, Inc.	15,600	623,052
GNI Group Ltd. (a)	20,000	265,633
GOLDWIN, Inc.	8,900	562,097
GS Yuasa Corp.	26,400	425,914
GungHo Online Entertainment, Inc.	17,400	262,349
Gunma Bank Ltd.	133,000	642,732
Gunze Ltd.	10,000	299,862
H.I.S. Co. Ltd. (a)(c)	21,400	241,561
H.U. Group Holdings, Inc.	20,947	352,036
H2O Retailing Corp.	33,000	353,532
Hakuhodo DY Holdings, Inc.	84,400	684,922
Halows Co. Ltd.	6,500	182,608
Hamakyorex Co. Ltd.	10,700	267,870
Hamamatsu Photonics K.K.	50,200	1,864,580
Hankyu Hanshin Holdings, Inc.	82,000	2,580,015
Hankyu REIT, Inc.	272	255,551
Hanwa Co. Ltd.	12,400	373,775
Harmonic Drive Systems, Inc.	20,000	433,189
Haseko Corp.	82,200	1,011,623
Hazama Ando Corp.	65,100	503,876
Heiwa Corp.	22,900	324,157
Heiwa Real Estate (REIT), Inc.	362	338,404
Heiwa Real Estate Co. Ltd.	12,100	309,746
Heiwado Co. Ltd.	16,800	274,782
Hiday Hidaka Corp.	12,676	231,799
Hikari Tsushin, Inc.	7,400	1,067,619
Hino Motors Ltd. (a)	105,600	307,362
Hirogin Holdings, Inc.	97,800	621,879
Hirose Electric Co. Ltd.	10,955	1,241,192
Hisamitsu Pharmaceutical Co., Inc.	19,100	609,203
Hitachi Construction Machinery Co. Ltd.	38,800	1,002,427
Hitachi Ltd.	343,676	21,784,463
Hitachi Zosen Corp.	63,800	332,818
Hogy Medical Co. Ltd.	12,900	280,294
Hokkaido Electric Power Co., Inc.	63,800	268,389
Hokkoku Financial Holdings, Inc.	8,200	271,312
Hokuetsu Corp. (c)	47,700	365,988
Hokuhoku Financial Group, Inc.	45,100	526,546
Hokuriku Electric Power Co., Inc. (a)	64,500	319,935
Honda Motor Co. Ltd.	1,700,616	17,429,227
Horiba Ltd.	13,700	692,690
Hoshino Resorts REIT, Inc.	95	373,770
Hoshizaki Corp.	39,200	1,265,951
Hosiden Corp.	20,100	236,240
House Foods Group, Inc.	23,500	496,228
Hoya Corp.	130,618	12,574,415
Hulic (REIT), Inc.	443	451,901
Hulic Co. Ltd.	147,400	1,351,383
Ibiden Co. Ltd.	41,500	1,769,413
Ichibanya Co. Ltd.	6,900	243,414
Ichigo Real Estate Investment Corp.	438	245,734
Ichigo, Inc.	107,300	234,800
Idec Corp.	14,000	251,210
Idemitsu Kosan Co. Ltd.	73,000	1,657,472
IHI Corp.	52,072	999,375
Iida Group Holdings Co. Ltd.	57,300	889,708
Inaba Denki Sangyo Co. Ltd.	23,100	481,702
Inabata & Co. Ltd.	17,100	356,997
Industrial & Infrastructure Fund Investment Corp.	762	684,886
Infomart Corp.	83,600	200,513
Information Services Inter-Dentsu Ltd.	10,000	339,393
INFRONEER Holdings, Inc.	68,204	719,474
INPEX Corp.	358,200	5,197,796
Insource Co. Ltd.	20,900	123,186
Internet Initiative Japan, Inc.	39,300	635,033
Invincible Investment Corp.	2,515	967,270
Iriso Electronics Co. Ltd.	9,100	214,837
Isetan Mitsukoshi Holdings Ltd.	128,271	1,447,020
Isuzu Motors Ltd.	207,468	2,313,403
ITO EN Ltd.	19,060	619,363
Itochu Corp.	432,250	15,570,091
Itochu Enex Co. Ltd.	24,300	238,855
Itoham Yonekyu Holdings, Inc.	12,080	333,844
Iwatani Corp.	16,400	784,388
Iyogin Holdings, Inc.	100,200	721,273
Izumi Co. Ltd.	14,100	356,526
J. Front Retailing Co. Ltd.	94,200	898,037
JACCS Co. Ltd.	9,300	319,672
JAFCO Co. Ltd.	24,700	266,039
Japan Airlines Co. Ltd.	51,700	950,442
Japan Airport Terminal Co. Ltd.	22,300	980,733
Japan Aviation Electronics Industry Ltd.	20,500	386,395
Japan Elevator Service Holdings Co. Ltd.	27,000	357,808
Japan Excellent, Inc.	452	396,729
Japan Exchange Group, Inc.	181,200	3,583,193
Japan Hotel REIT Investment Corp.	1,645	747,872
Japan Lifeline Co. Ltd.	32,500	247,824
Japan Logistics Fund, Inc.	311	576,061
Japan Material Co. Ltd.	24,200	339,851
Japan Petroleum Exploration Co. Ltd.	11,900	407,475
Japan Post Bank Co. Ltd.	526,834	4,883,333
Japan Post Holdings Co. Ltd.	807,538	7,147,683
Japan Post Insurance Co. Ltd.	71,900	1,384,513
Japan Prime Realty Investment Corp.	296	693,320
Japan Real Estate Investment Corp.	493	1,831,161
Japan Retail Fund Investment Corp.	2,550	1,645,635
Japan Securities Finance Co. Ltd.	52,800	525,773
Japan Steel Works Ltd.	23,800	386,148
Japan Tobacco, Inc.	424,643	9,885,210
Japan Wool Textile Co. Ltd./The	33,100	300,930
JCR Pharmaceuticals Co. Ltd.	27,000	206,642
Jcu Corp.	9,400	205,042
JEOL Ltd.	17,000	479,967
JFE Holdings, Inc.	179,800	2,505,130
JGC Holdings Corp.	82,542	1,016,668
JMDC, Inc.	14,700	411,694
Joshin Denki Co. Ltd.	15,100	239,862
Joyful Honda Co. Ltd.	27,700	325,342
JSR Corp.	64,800	1,734,433
JTEKT Corp.	77,000	634,863
JTOWER, Inc. (a)	4,000	145,564
Juroku Financial Group, Inc.	18,100	487,651
Justsystems Corp.	13,500	240,576
K's Holdings Corp.	54,700	509,027
Kadokawa Corp.	34,300	660,722
KAGA ELECTRONICS Co. Ltd.	11,700	468,181
Kagome Co. Ltd.	30,800	640,744
Kajima Corp.	154,600	2,555,136
Kakaku.com, Inc.	50,100	483,189
Kaken Pharmaceutical Co. Ltd.	12,756	282,484
Kameda Seika Co. Ltd.	7,800	210,821
Kamigumi Co. Ltd.	36,400	738,430
Kanamoto Co. Ltd.	14,600	236,946
Kandenko Co. Ltd.	48,800	452,197
Kaneka Corp.	21,400	523,696
Kanematsu Corp.	31,700	428,380
Kansai Electric Power Co., Inc.	261,899	3,353,314
Kansai Paint Co. Ltd.	75,039	1,098,174
Kao Corp.	172,091	6,278,552
Katitas Co. Ltd.	19,900	265,614
Kato Sangyo	12,000	337,405
Kawasaki Heavy Industries Ltd.	56,200	1,240,437
Kawasaki Kisen Kaisha Ltd. (c)	52,700	1,807,082
KDDI Corp.	543,737	16,265,752
KDX Realty Investment Corp.	624	650,825
KeePer Technical Laboratory Co. Ltd.	5,800	218,631
Keihan Electric Railway Co., Ltd.	38,100	931,848
Keikyu Corp.	82,639	700,648
Keio Corp.	37,803	1,121,784
Keisei Electric Railway Co.	48,106	1,812,136
Kenedix Residential Investment Corp.	374	521,081
Kenedix Retail REIT Corp.	229	400,012
Kewpie Corp.	39,200	680,384
Keyence Corp.	71,550	27,698,344
Kfc Holdings Japan Ltd.	8,300	165,338
KH Neochem Co. Ltd.	18,200	275,688
Kikkoman Corp.	51,300	2,918,702
Kinden Corp.	46,892	710,294
Kintetsu Group Holdings Co. Ltd.	65,453	1,841,636
Kirin Holdings Co. Ltd.	280,570	3,942,940
Kisoji Co. Ltd.	15,200	268,519
Kissei Pharmaceutical Co. Ltd.	13,000	274,962
Kitz Corp.	30,900	208,797
Kobayashi Pharmaceutical Co. Ltd.	18,900	780,254
Kobe Bussan Co. Ltd.	55,200	1,366,092
Kobe Steel Ltd.	129,900	1,535,867
Koei Tecmo Holdings Co. Ltd.	41,296	539,230
Kohnan Shoji Co. Ltd.	10,700	277,376
Koito Manufacturing Co. Ltd.	75,800	1,135,691
Kokuyo Co. Ltd.	33,600	520,800
Komatsu Ltd.	337,311	7,750,192
KOMEDA Holdings Co. Ltd.	19,900	363,126
KOMERI Co. Ltd.	14,100	292,375
Konami Group Corp.	36,500	1,890,776
Konica Minolta, Inc.	163,700	458,520
Kose Corp.	12,500	828,137
Kotobuki Spirits Co. Ltd.	36,000	478,044
Kubota Corp.	373,810	5,027,463
Kumagai Gumi Co. Ltd.	14,300	358,374
Kumiai Chemical Industry Co. Ltd.	39,100	284,989
Kura Sushi, Inc.	9,200	218,952
Kuraray Co. Ltd.	111,252	1,272,853
Kureha Chemical Industry Co. Ltd.	6,600	391,967
Kurita Water Industries Ltd.	38,000	1,154,570
Kusuri No Aoki Holdings Co. Ltd.	6,600	432,417
Kyb Corp.	7,800	230,427
Kyocera Corp.	115,837	5,709,769
Kyokuto Kaihatsu Kogyo Co. Ltd.	16,600	202,202
Kyorin Pharmaceutical Co. Ltd.	19,900	234,729
Kyoritsu Maintenance Co. Ltd.	12,500	478,075
Kyoto Financial Group, Inc.	21,100	1,196,239
Kyowa Hakko Kirin Co., Ltd.	96,600	1,515,103
Kyudenko Corp.	17,600	525,729
Kyushu Electric Power Co., Inc. (a)	144,278	921,812
Kyushu Financial Group, Inc.	137,785	868,249
Kyushu Railway Co.	48,700	995,735
LaSalle Logiport REIT	648	635,508
Lasertec Corp.	27,600	4,558,974
Lawson, Inc.	16,800	811,884
Leopalace21 Corp. (a)	99,900	214,895
LIFE Corp.	10,600	249,869
Lintec Corp.	18,100	299,180
Lion Corp.	85,636	821,822
LIXIL Group Corp.	104,495	1,145,795
LY Corp.	1,004,465	2,560,870
M&A Research Institute Holding (a)(c)	11,600	254,227
M3, Inc.	160,290	2,468,657
Mabuchi Motor Co. Ltd.	19,200	548,535
Macnica Fuji Electronics Holdings, Inc.	17,200	698,827
Makino Milling Machine Co. Ltd.	9,200	383,900
Makita Corp.	83,900	2,168,551
Mandom Corp.	27,400	251,331
Mani, Inc.	31,100	423,065
Marubeni Corp.	537,700	7,862,129
Maruha Nichiro Corp.	18,300	313,268
Marui Group Co. Ltd.	64,002	1,012,073
Maruichi Steel Tube Ltd.	24,900	617,927
Maruka Furusato Corp.	8,200	150,581
Maruwa Ceramic Co. Ltd.	3,600	631,669
Matsui Securities Co. Ltd.	50,600	251,663
MatsukiyoCocokara & Co.	125,100	2,194,478
Maxell Ltd.	19,300	206,428
Mazda Motor Corp.	207,800	2,008,593
McDonald's Holdings Co. (Japan) Ltd. (c)	30,128	1,172,214
MCJ Co. Ltd.	27,800	200,004
Mebuki Financial Group, Inc.	370,268	1,120,881
Medipal Holdings Corp.	68,700	1,155,052
Medley, Inc. (a)	9,000	260,199
Megachips Corp.	6,400	165,009
Megmilk Snow Brand Co. Ltd.	21,600	348,148
Meidensha Corp.	17,400	272,604
Meiji Holdings Co. Ltd.	86,900	2,138,959
Meiko Electronics Co. Ltd.	9,500	197,049
Meitec Group Holdings, Inc.	30,500	536,803
Menicon Co. Ltd.	25,100	290,985
Mercari, Inc. (a)	42,500	852,952
Milbon Co. Ltd.	11,900	314,597
Minebea Mitsumi, Inc.	131,895	2,068,022
Mirai Corp.	805	243,080
Mirait One Corp.	37,200	493,040
Misumi Group, Inc.	104,305	1,579,038
Mitsubishi Chemical Holdings Corp.	460,057	2,603,281
Mitsubishi Corp.	423,451	19,739,406
Mitsubishi Electric Corp.	711,592	8,159,478
Mitsubishi Estate Co. Ltd.	404,671	5,179,919
Mitsubishi Estate Logistics REIT Investment Corp.	177	445,459
Mitsubishi Gas Chemical Co., Inc.	57,445	776,419
Mitsubishi Heavy Industries Ltd.	118,666	6,111,855
Mitsubishi Logistics Corp.	22,300	583,366
Mitsubishi Materials Corp.	48,600	780,983
Mitsubishi Motors Corp. of Japan	246,634	805,647
Mitsubishi Pencil Co. Ltd.	17,500	215,723
Mitsubishi Research Institute, Inc.	5,600	181,037
Mitsubishi Shokuhin Co. Ltd.	9,200	242,585
Mitsubishi UFJ Financial Group, Inc.	4,203,539	35,264,107
Mitsubishi UFJ Lease & Finance Co. Ltd.	314,980	2,076,420
Mitsuboshi Belting Ltd.	10,800	311,784
Mitsui & Co. Ltd.	482,482	17,535,411
Mitsui Chemicals, Inc.	63,500	1,600,485
Mitsui Fudosan Co. Ltd.	324,540	7,034,360
Mitsui Fudosan Logistics Park, Inc.	197	595,577
Mitsui High-Tec, Inc.	7,400	312,447
Mitsui Mining & Smelting Co. Ltd.	22,600	586,846
Mitsui OSK Lines Ltd.	127,100	3,281,381
Miura Co. Ltd.	32,455	629,270
MIXI, Inc.	16,000	242,337
Mizuho Financial Group, Inc.	884,368	15,015,143
Mizuho Leasing Co. Ltd.	11,000	349,963
Mizuno Corp.	8,800	258,152
Mochida Pharmaceutical Co. Ltd.	10,100	222,559
Monex Group, Inc.	70,800	311,391
Money Forward, Inc. (a)	16,500	416,758
MonotaRO Co. Ltd.	91,400	730,468
Mori Hills REIT Investment Corp.	522	488,564
MORI TRUST Sogo (REIT), Inc.	1,034	504,089
Morinaga & Co. Ltd.	15,000	540,965
Morinaga Milk Industry Co. Ltd.	14,600	569,472
Morita Holdings Corp.	22,800	233,903
MOS Food Services, Inc.	10,600	231,240
MS&AD Insurance Group Holdings, Inc.	158,297	5,800,087
Murata Manufacturing Co. Ltd.	631,206	10,812,167
Musashi Seimitsu Industry Co. Ltd.	20,500	197,306
Nabtesco Corp.	41,000	726,180
Nachi-Fujikoshi Corp.	8,000	199,352
Nagaileben Co. Ltd.	15,600	215,278
Nagase & Co. Ltd.	35,600	539,308
Nagawa Co. Ltd.	4,600	187,117
Nagoya Railroad Co. Ltd.	69,216	968,941
Nakanishi, Inc.	26,900	590,811
Nankai Electric Railway Co. Ltd.	39,500	756,495
NEC Corp.	91,300	4,396,153
NEC Networks & System Integration Corp.	25,900	350,522
Net One Systems Co. Ltd.	32,000	488,414
Nexon Co. Ltd.	134,300	2,464,304
Nextage Co. Ltd.	16,800	232,114
NGK Insulators Ltd.	91,700	1,120,414
NH Foods Ltd.	30,513	915,486
NHK Spring Co. Ltd.	75,487	534,146
Nichias Corp.	23,200	460,282
Nichiha Corp.	12,400	244,850
Nichirei Corp.	39,610	857,320
Nidec Corp.	155,490	5,703,536
Nifco, Inc.	30,000	703,566
Nihon Kohden Corp.	30,300	715,648
Nihon M&A Center Holdings, Inc.	115,200	526,153
Nihon Parkerizing Co. Ltd.	42,500	308,447
Nikkiso Co. Ltd.	22,700	144,591
Nikkon Holdings Co. Ltd.	22,300	473,178
Nikon Corp.	109,000	1,034,891
Nintendo Co. Ltd.	383,780	15,855,661
Nippn Corp.	24,200	368,549
Nippon Accommodations Fund, Inc.	181	729,213
Nippon Building Fund, Inc.	574	2,306,294
Nippon Carbon Co. Ltd.	8,900	260,700
Nippon Ceramic Co. Ltd.	13,900	241,830
Nippon Densetsu Kogyo Co. Ltd.	19,700	268,571
Nippon Electric Glass Co. Ltd.	31,500	629,757
Nippon Express Holdings, Inc.	27,066	1,391,068
Nippon Gas Co. Ltd.	39,200	589,156
Nippon Kayaku Co. Ltd.	54,300	466,465
Nippon Light Metal Holding Co. Ltd.	32,140	352,515
Nippon Paint Holdings Co. Ltd.	358,685	2,411,479
Nippon Paper Industries Co. Ltd. (a)	38,245	332,774
Nippon Prologis REIT, Inc.	862	1,533,822
Nippon REIT Investment Corp.	170	392,755
Nippon Sanso Holdings Corp.	62,800	1,583,722
Nippon Shinyaku Co. Ltd.	19,500	790,843
Nippon Shokubai Co. Ltd.	11,300	419,705
Nippon Signal Co. Ltd.	26,300	162,634
Nippon Soda Co. Ltd.	9,400	337,016
Nippon Steel & Sumitomo Metal Corp.	309,583	6,677,353
Nippon Telegraph & Telephone Corp.	10,723,400	12,619,036
Nippon Television Network Corp.	16,700	162,467
Nippon Yusen KK	177,600	4,345,384
Nipro Corp.	66,238	504,367
Nishi-Nippon Financial Holdings, Inc.	46,700	557,744
Nishi-Nippon Railroad Co. Ltd.	24,500	395,840
Nishimatsu Construction Co. Ltd.	14,100	339,485
Nishimatsuya Chain Co. Ltd.	19,700	253,028
Nissan Chemical Corp.	46,000	1,876,119
Nissan Motor Co. Ltd.	878,448	3,380,254
Nissha Co. Ltd.	17,300	179,866
Nisshin Oillio Group Ltd.	11,800	329,568
Nisshin Seifun Group, Inc.	74,300	1,120,726
Nisshinbo Holdings, Inc.	53,500	386,975
Nissin Food Holdings Co. Ltd.	22,400	1,948,995
Nissui Corp.	111,400	540,574
Niterra Co. Ltd.	55,300	1,237,769
Nitori Holdings Co. Ltd.	29,800	3,227,186
Nitta Corp.	8,500	191,930
Nitto Boseki Co. Ltd.	10,800	243,064
Nitto Denko Corp.	53,442	3,458,006
Nitto Kogyo Corp.	14,600	333,708
Noevir Holdings Co. Ltd.	8,300	291,110
NOF Corp.	24,300	958,658
Nojima Co. Ltd.	28,900	257,390
NOK Corp.	33,900	401,843
NOMURA Co. Ltd.	44,000	253,334
Nomura Holdings, Inc.	1,109,954	4,288,206
Nomura Real Estate Holdings, Inc.	39,900	931,908
Nomura Real Estate Master Fund, Inc.	1,489	1,643,050
Nomura Research Institute Ltd.	144,810	3,801,256
North Pacific Bank Ltd.	125,000	321,899
NS Solutions Corp.	12,500	362,994
NSD Co. Ltd.	26,700	464,550
NSK Ltd.	141,900	763,766
NTN Corp.	171,300	305,162
NTT Data Corp.	237,600	2,929,587
Ntt Ud (REIT) Investment Corp.	484	398,993
Obayashi Corp.	235,000	2,012,965
OBIC Business Consultants Ltd.	11,000	472,561
OBIC Co. Ltd.	25,641	3,790,159
Odakyu Electric Railway Co. Ltd.	122,300	1,741,103
Ogaki Kyoritsu Bank Ltd.	17,900	249,979
Ohsho Food Service Corp.	5,600	258,858
Oisix Ra Daichi, Inc. (a)(c)	12,100	92,077
Oji Holdings Corp.	312,800	1,337,809
Okamura Corp.	21,800	310,360
Okasan Securities Group, Inc.	68,834	311,252
Oki Electric Industry Co. Ltd.	47,000	283,562
Okinawa Financial Group, Inc.	11,400	190,141
Okuma Corp.	9,200	378,769
Okumura Corp.	12,500	382,368
Olympus Corp.	470,500	6,283,693
OMRON Corp.	67,700	2,425,504
One (REIT), Inc.	115	199,242
Ono Pharmaceutical Co. Ltd.	150,080	2,591,805
Open House Group Co. Ltd.	28,300	932,778
Open Up Group, Inc.	29,700	368,395
Optex Group Co. Ltd.	18,200	204,597
Optorun Co. Ltd.	13,500	156,171
Oracle Corp. Japan	13,800	978,968
Organo Corp.	10,900	359,382
Orient Corp.	29,950	223,272
Oriental Land Co. Ltd.	399,170	12,911,300
ORIX Corp.	431,820	7,853,230
ORIX JREIT, Inc.	927	1,065,366
Osaka Gas Co. Ltd.	136,900	2,581,631
Osaka Soda Co. Ltd.	6,400	375,876
OSAKA Titanium technologies Co. Ltd.	11,100	236,980
OSG Corp.	35,700	407,358
Otsuka Corp.	41,000	1,643,880
Otsuka Holdings Co. Ltd.	145,518	4,896,093
Outsourcing, Inc.	43,200	321,015
Pacific Industrial Co. Ltd.	24,500	224,903
Pal Group Holdings Co. Ltd.	12,800	165,566
PALTAC Corp.	12,300	398,723
Pan Pacific International Holdings Ltd.	138,592	2,683,954
Panasonic Holdings Corp.	814,589	7,146,790
Paramount Bed Holdings Co. Ltd.	20,300	345,864
Park24 Co. Ltd. (a)	50,440	568,247
Penta-Ocean Construction Co. Ltd.	105,100	617,875
PeptiDream, Inc. (a)	37,400	272,640
Persol Holdings Co. Ltd.	657,000	985,116
Pigeon Corp.	46,400	492,670
Pilot Corp.	12,500	424,194
Piolax, Inc.	14,300	211,192
Plus Alpha Consulting Co. Ltd.	17,300	278,309
Pola Orbis Holdings, Inc.	37,989	381,589
Prestige International, Inc.	48,900	198,490
Raito Kogyo Co. Ltd.	20,800	269,233
Raksul, Inc. (a)	21,000	176,481
Rakus Co. Ltd.	33,900	422,076
Rakuten Bank Ltd. (c)	37,200	635,279
Rakuten Group, Inc.	549,195	2,031,429
Recruit Holdings Co. Ltd.	531,554	15,241,093
Relo Group, Inc.	40,200	398,546
Renesas Electronics Corp. (a)	470,555	6,181,032
Rengo Co. Ltd.	77,000	509,927
RENOVA, Inc. (a)	17,400	125,171
Resona Holdings, Inc.	801,546	4,282,919
Resonac Holdings Corp.	66,082	1,071,271
Resorttrust, Inc.	30,300	436,021
Ricoh Co. Ltd.	196,900	1,595,896
Riken Keiki Co. Ltd.	5,700	233,554
Ringer Hut Co. Ltd.	13,300	203,118
Rinnai Corp.	38,883	714,259
ROHM Co. Ltd.	128,000	2,050,812
Rohto Pharmaceutical Co. Ltd.	70,500	1,644,857
Roland Corp.	8,100	234,203
Rorze Corp.	4,000	297,613
Round One Corp.	77,900	282,584
Royal Holdings Co. Ltd.	14,400	245,418
Ryohin Keikaku Co. Ltd.	93,630	1,320,115
S Foods, Inc.	10,000	211,537
Saizeriya Co. Ltd.	11,800	479,453
Sakai Moving Service Co. Ltd.	11,400	194,575
Sakata Seed Corp.	12,900	347,110
San-A Co. Ltd.	10,100	312,882
San-Ai Obbli Co. Ltd.	25,700	277,496
Sangetsu Corp.	17,600	330,755
Sanken Electric Co. Ltd.	8,500	422,758
Sankyo Co. Ltd. (Gunma)	15,200	631,680
Sankyu, Inc.	18,900	569,082
Sanrio Co. Ltd.	19,500	830,379
Sansan, Inc. (a)	26,900	213,757
Santen Pharmaceutical Co. Ltd.	124,360	1,078,642
Sanwa Holdings Corp.	69,100	932,315
Sanyo Chemical Industries Ltd.	7,200	191,417
Sanyo Special Steel Co. Ltd.	10,600	180,654
Sapporo Holdings Ltd.	24,400	859,030
Sato Holding Corp.	16,100	216,233
Sawai Group Holdings Co. Ltd.	16,300	519,471
SBI Holdings, Inc. Japan	92,500	1,990,132
SBI Sumishin Net Bank Ltd. (c)	28,000	294,735
Screen Holdings Co. Ltd.	30,600	1,422,660
SCSK Corp.	55,500	947,400
Secom Co. Ltd.	76,733	5,329,479
Sega Sammy Holdings, Inc.	58,519	915,212
Seibu Holdings, Inc.	103,600	1,011,599
Seiko Epson Corp.	107,373	1,490,679
Seiko Group Corp.	12,500	195,201
Seino Holdings Co. Ltd.	46,300	673,477
Seiren Co. Ltd.	17,800	264,044
Sekisui Chemical Co. Ltd.	139,900	1,916,193
Sekisui House (REIT), Inc.	1,447	762,100
Sekisui House Ltd.	217,480	4,258,857
Sekisui Jushi Corp.	17,500	285,382
SENKO Co. Ltd.	51,200	352,757
Seria Co. Ltd.	19,600	271,664
Seven & i Holdings Co. Ltd.	274,629	10,062,052
Seven Bank Ltd.	233,000	461,344
SG Holdings Co. Ltd.	115,800	1,641,420
Sharp Corp. (a)	112,600	704,000
Shibaura Machine Co. Ltd.	9,100	225,334
Shibaura Mechatronics Corp.	5,400	233,255
SHIFT, Inc. (a)	4,600	834,622
Shiga Bank Ltd.	14,500	383,457
Shikoku Electric Power Co., Inc.	55,500	378,952
Shima Seiki Manufacturing Ltd.	15,700	160,180
Shimadzu Corp.	85,300	2,017,029
Shimamura Co. Ltd.	8,300	819,125
SHIMANO, Inc.	28,165	4,053,116
SHIMIZU Corp.	200,500	1,426,857
Shin-Etsu Chemical Co. Ltd.	669,475	20,019,564
Shinko Electric Industries Co. Ltd.	24,600	789,878
Shinmaywa Industries Ltd.	27,300	217,852
Shionogi & Co. Ltd.	97,700	4,549,365
Ship Healthcare Holdings, Inc.	28,800	444,646
Shiseido Co. Ltd.	150,055	4,759,065
Shizuoka Financial Group	164,100	1,395,466
Shizuoka Gas Co. Ltd.	25,900	175,976
SHO-BOND Holdings Co. Ltd.	15,100	594,684
Shochiku Co. Ltd.	3,700	235,386
Shoei Co. Ltd.	20,800	277,134
Siix Corp.	18,200	170,507
Simplex Holdings, Inc.	17,900	300,649
SKY Perfect JSAT Holdings, Inc.	61,100	282,798
Skylark Holdings Co. Ltd. (a)	82,700	1,220,138
SMC Corp.	21,067	9,727,964
SMS Co., Ltd.	27,200	431,607
Socionext, Inc.	12,700	1,238,721
SoftBank Corp.	1,020,500	11,538,659
SoftBank Group Corp.	381,312	15,616,279
Sohgo Security Services Co., Ltd.	140,800	824,556
Sojitz Corp.	86,540	1,797,037
Sompo Holdings, Inc.	111,819	4,843,995
Sony Group Corp.	463,905	38,568,545
Sosei Group Corp. (a)	28,912	267,339
SOSiLA Logistics REIT, Inc.	279	221,042
Sotetsu Holdings, Inc.	31,100	548,976
Square Enix Holdings Co. Ltd.	31,400	1,043,164
Stanley Electric Co. Ltd.	48,239	771,563
Star Asia Investment Corp.	705	265,628
Star Micronics Co. Ltd.	19,400	233,230
Starts Corp., Inc.	13,000	246,904
Subaru Corp.	236,625	4,096,049
Sugi Holdings Co. Ltd.	12,600	510,027
Sumco Corp.	130,000	1,679,880
Sumitomo Bakelite Co. Ltd.	13,200	587,373
Sumitomo Chemical Co. Ltd.	548,500	1,394,157
Sumitomo Corp.	382,300	7,515,129
Sumitomo Dainippon Pharma Co., Ltd.	68,100	207,954
Sumitomo Electric Industries Ltd.	270,400	2,838,722
Sumitomo Forestry Co. Ltd.	57,723	1,362,924
Sumitomo Heavy Industries Ltd.	41,047	939,556
Sumitomo Metal Mining Co. Ltd.	90,300	2,536,704
Sumitomo Mitsui Construction Co. Ltd.	70,660	187,464
Sumitomo Mitsui Financial Group, Inc.	467,833	22,553,284
Sumitomo Mitsui Trust Holdings, Inc.	119,700	4,488,367
Sumitomo Osaka Cement Co. Ltd.	12,403	288,725
Sumitomo Realty & Development Co. Ltd.	105,787	2,654,613
Sumitomo Rubber Industries Ltd.	64,900	658,386
Sundrug Co. Ltd.	27,341	743,457
Suntory Beverage & Food Ltd.	52,300	1,573,867
Suruga Bank Ltd.	67,200	287,134
Suzuken Co. Ltd.	23,400	716,738
Suzuki Motor Corp.	137,740	5,345,967
Sysmex Corp.	62,700	3,003,506
Systena Corp.	120,500	205,139
T Hasegawa Co. Ltd.	14,100	295,401
T&D Holdings, Inc.	183,100	3,266,362
Tadano Ltd.	44,800	336,812
Taiheiyo Cement Corp.	44,491	762,471
Taikisha Ltd.	12,500	363,746
Taisei Corp.	61,900	2,099,196
Taisho Pharmaceutical Holdings Co. Ltd.	15,000	593,971
Taiyo Holdings Co. Ltd.	16,800	273,991
Taiyo Yuden Co. Ltd.	44,400	995,379
Takara Bio, Inc.	21,000	185,195
Takara Holdings, Inc.	59,769	498,216
Takasago International Corp.	9,800	209,204
Takasago Thermal Engineering Co. Ltd.	19,700	388,969
Takashimaya Co. Ltd.	54,100	735,715
Takeda Pharmaceutical Co. Ltd.	569,870	15,468,978
Takeuchi Manufacturing Co. Ltd.	13,100	373,758
Takuma Co. Ltd.	27,500	266,796
Tamron Co. Ltd.	13,000	353,900
Tbs Holdings, Inc.	14,400	234,751
TDK Corp.	141,343	5,288,379
Techmatrix Corp.	16,900	167,017
TechnoPro Holdings, Inc.	40,100	794,415
Teijin Ltd.	66,800	604,612
Terumo Corp.	249,400	6,823,133
The Awa Bank Ltd.	15,700	260,828
The Hachijuni Bank Ltd.	135,100	769,412
The Hyakugo Bank Ltd.	93,800	354,654
The Keiyo Bank Ltd.	49,900	226,406
The Kiyo Bank Ltd. (c)	29,000	299,365
The Monogatari Corp.	13,200	357,463
The Nanto Bank Ltd.	13,500	242,996
The Okinawa Electric Power Co., Inc.	20,401	148,967
The San-In Godo Bank Ltd.	56,700	390,536
The Sumitomo Warehouse Co. Ltd.	21,600	345,807
THK Co. Ltd.	44,600	797,075
TIS, Inc.	79,800	1,708,905
TKC Corp.	12,800	298,586
Toagosei Co. Ltd.	42,600	390,835
Tobu Railway Co. Ltd.	68,800	1,655,978
Tocalo Co. Ltd.	31,900	288,337
Toda Corp.	87,600	486,477
Toei Animation Co. Ltd. (c)	3,200	288,148
Toei Co. Ltd.	2,200	258,285
Toho Co. Ltd.	43,900	1,499,760
Toho Gas Co. Ltd.	27,000	464,976
Toho Holdings Co. Ltd.	20,300	457,625
Toho Titanium Co. Ltd.	12,500	163,073
Tohoku Electric Power Co., Inc.	164,200	1,025,282
Tokai Carbon Co. Ltd.	79,500	610,074
TOKAI Holdings Corp.	46,100	297,304
Tokai Rika Co. Ltd.	20,800	326,400
Tokai Tokyo Financial Holdings	80,800	274,438
Tokio Marine Holdings, Inc.	663,679	14,847,983
Tokuyama Corp.	27,935	423,528
Tokyo Century Corp.	13,500	520,138
Tokyo Electric Power Co., Inc. (a)	559,228	2,366,507
Tokyo Electron Ltd.	174,069	23,001,076
Tokyo Gas Co. Ltd.	139,635	3,135,806
Tokyo Ohka Kogyo Co. Ltd.	12,200	704,926
Tokyo Seimitsu Co. Ltd.	15,100	705,856
Tokyo Steel Manufacturing Co. Ltd.	27,000	312,069
Tokyo Tatemono Co. Ltd.	66,900	888,320
Tokyo TY Financial Group, Inc.	13,900	410,270
Tokyotokeiba Co. Ltd.	7,300	189,040
Tokyu Construction Co. Ltd.	49,800	256,243
Tokyu Corp.	190,800	2,153,948
Tokyu Fudosan Holdings Corp.	221,800	1,292,279
Tokyu REIT, Inc.	322	384,240
TOMONY Holdings, Inc.	98,700	332,602
Tomy Co. Ltd.	34,400	474,465
Topcon Corp.	39,160	357,093
Toppan Holdings, Inc.	88,800	2,048,072
Toray Industries, Inc.	497,300	2,405,858
TORIDOLL Holdings Corp.	17,600	425,906
Toshiba Tec Corp.	11,300	245,635
Tosoh Corp.	94,900	1,161,977
Totetsu Kogyo Co. Ltd.	13,400	261,148
Toto Ltd.	49,900	1,203,170
Towa Pharmaceutical Co. Ltd.	13,300	244,485
Toyo Ink South Carolina Holdings Co. Ltd.	23,649	401,748
Toyo Seikan Group Holdings Ltd.	47,900	805,318
Toyo Suisan Kaisha Ltd.	33,136	1,528,595
Toyo Tanso Co. Ltd.	8,200	277,161
Toyo Tire Corp.	43,400	644,627
Toyobo Co. Ltd.	39,800	267,035
Toyoda Gosei Co. Ltd.	26,000	516,557
Toyota Boshoku Corp.	28,700	499,119
Toyota Industries Corp.	53,700	3,979,960
Toyota Motor Corp.	3,903,360	68,284,402
Toyota Tsusho Corp.	78,549	4,181,657
Trancom Co. Ltd.	3,700	169,986
Transcosmos, Inc.	11,400	232,149
TRE Holdings Corp.	22,800	177,974
Trend Micro, Inc.	48,700	1,835,241
Tri Chemical Laboratories, Inc.	11,000	233,950
Trusco Nakayama Corp.	20,500	309,396
TS tech Co. Ltd.	35,100	393,127
Tsubakimoto Chain Co.	12,000	303,339
Tsuburaya Fields Holdings, Inc.	14,400	156,779
Tsugami Corp.	20,400	146,164
Tsumura & Co.	21,484	384,419
Tsuruha Holdings, Inc.	14,100	1,035,740
Uacj Corp.	15,500	315,506
Ube Corp.	36,500	562,056
Ulvac, Inc.	17,659	607,278
Unicharm Corp.	147,300	5,005,089
United Super Markets Holdings, Inc. (c)	28,900	205,116
United Urban Investment Corp.	1,059	1,067,651
Universal Entertainment Corp.	9,700	138,363
USEN-NEXT HOLDINGS Co. Ltd.	9,000	206,438
Ushio, Inc.	40,900	498,793
USS Co. Ltd.	75,500	1,319,657
UT Group Co. Ltd. (a)	14,300	176,631
Valor Holdings Co. Ltd.	22,800	356,921
Visional, Inc. (a)	8,500	416,629
W-Scope Corp. (a)	21,800	126,146
Wacoal Holdings Corp.	19,200	438,864
Wacom Co. Ltd.	61,500	212,027
Welcia Holdings Co. Ltd.	36,100	598,387
West Holdings Corp.	9,449	208,498
West Japan Railway Co.	79,056	3,013,184
Workman Co. Ltd. (c)	8,100	208,683
Yakult Honsha Co. Ltd.	93,600	2,205,679
Yamada Holdings Co. Ltd.	237,810	752,091
Yamaguchi Financial Group, Inc.	72,000	660,777
Yamaha Corp.	51,500	1,375,561
Yamaha Motor Co. Ltd.	107,507	2,627,133
Yamato Holdings Co. Ltd.	103,700	1,727,229
Yamato Kogyo Co. Ltd.	14,900	713,871
Yamazaki Baking Co. Ltd.	41,800	884,967
Yamazen Co. Ltd.	30,700	248,715
Yaoko Co. Ltd.	8,100	417,007
Yaskawa Electric Corp.	91,900	3,008,175
Yokogawa Bridge Holdings Corp.	17,300	285,960
Yokogawa Electric Corp.	82,712	1,501,655
Yokohama Rubber Co. Ltd.	43,900	811,254
YONEX Co. Ltd.	25,800	279,513
Yoshinoya Holdings Co. Ltd.	24,300	567,903
Yuasa Trading Co. Ltd.	8,600	235,225
Zenkoku Hosho Co. Ltd.	19,500	623,576
Zensho Holdings Co. Ltd.	34,200	1,797,616
Zeon Corp.	47,400	391,783
ZERIA Pharmaceutical Co. Ltd.	13,700	182,008
Zojirushi Thermos	15,900	163,568
ZOZO, Inc.	52,700	1,002,077
TOTAL JAPAN		1,489,700,622
Jordan - 0.0%
Hikma Pharmaceuticals PLC	60,600	1,400,574
Korea (South) - 3.2%
ABL Bio, Inc. (a)	13,434	158,584
Advanced Nano Products Co. Ltd.	3,108	276,205
AfreecaTV Co. Ltd.	3,505	174,268
Alteogen, Inc.	13,534	626,852
AMOREPACIFIC Corp.	11,065	1,037,089
AMOREPACIFIC Group, Inc.	12,017	254,902
Ananti, Inc. (a)(c)	28,087	138,487
BGF Retail Co. Ltd.	3,243	331,143
BH Co. Ltd.	17,159	238,749
Bioneer Corp. (a)	8,435	198,509
BNK Financial Group, Inc.	105,688	531,156
Bukwang Pharmaceutical Co. Ltd. (a)	30,426	128,137
Caregen Co. Ltd.	7,265	144,613
Celltrion Healthcare Co. Ltd.	39,494	1,950,698
Celltrion Pharm, Inc.	6,691	314,329
Celltrion, Inc.	42,637	4,727,965
CHA Biotech Co. Ltd. (a)	20,178	240,641
Cheil Worldwide, Inc.	28,205	414,685
Chong Kun Dang Pharmaceutical Corp.	4,304	301,978
Chunbo Co. Ltd.	1,805	132,704
CJ CGV Co. Ltd. (a)	23,939	90,900
CJ CheilJedang Corp.	3,109	650,360
CJ Corp.	5,821	362,555
CJ ENM Co. Ltd. (a)	4,106	158,549
CJ Logistics Corp.	4,311	242,012
Classys, Inc.	8,815	215,045
Cosmax, Inc. (a)	3,531	354,496
Cosmo AM&T Co. Ltd. (a)	8,489	882,501
Cosmo AM&T Co. Ltd. rights 11/7/23 (a)	444	5,449
Cosmochemical Co. Ltd. (a)(c)	10,909	254,266
Coway Co. Ltd.	20,657	660,060
Creative & Innovative System (a)	20,208	134,838
CS Wind Corp.	9,654	327,095
Daeduck Electronics Co. Ltd.	13,266	197,261
Daejoo Electronic Materials Co. Ltd. (c)	4,278	219,277
Daesang Corp. (c)	14,412	212,164
Daewoo Engineering & Construction Co. Ltd. (a)	83,201	242,376
Daewoong Pharmaceutical Co. Ltd.	2,334	172,899
Daou Data Corp.	7,256	61,412
DB HiTek Co. Ltd.	13,575	489,350
Db Insurance Co. Ltd.	16,951	1,101,179
Delivery Hero AG (a)(d)	67,560	1,713,501
Dentium Co. Ltd.	2,962	240,091
DGB Financial Group Co. Ltd.	63,027	366,540
DL E&C Co. Ltd.	12,442	315,772
DL Holdings Co. Ltd.	5,967	187,646
Dongjin Semichem Co. Ltd.	12,058	268,732
DongKook Pharmaceutical Co. Ltd.	18,570	221,779
Dongsuh Co., Inc.	16,631	212,333
Doosan Bobcat, Inc.	21,854	626,957
Doosan Co. Ltd.	3,033	167,086
Doosan Fuel Cell Co. Ltd. (a)(c)	18,550	226,105
Doosan Heavy Industries & Construction Co. Ltd. (a)	166,538	1,656,922
Douzone Bizon Co. Ltd.	6,492	131,467
E-Mart, Inc.	7,417	399,280
Ecopro BM Co. Ltd. (c)	18,161	2,652,967
Ecopro Co. Ltd. (c)	7,395	3,411,973
Ecopro HN Co. Ltd.	4,118	176,161
EM-Tech Co. Ltd.	6,240	229,631
Emro, Inc. (a)	3,117	127,623
Enchem Co. Ltd. (a)	3,424	131,891
EO Technics Co. Ltd.	3,711	384,289
EoFlow Co. Ltd. (a)(b)	11,136	178,663
ESR Kendall Square Co. Ltd. (REIT)	73,476	174,081
Eugene Technology Co. Ltd.	6,821	193,172
F&F Co. Ltd.	6,612	457,692
Fila Holdings Corp.	18,164	480,256
Foosung Co. Ltd.	21,245	157,454
GemVax & Kael Co. Ltd. (a)	17,423	183,389
Grand Korea Leisure Co. Ltd. (a)	14,815	171,196
Green Cross Corp.	2,690	191,453
Green Cross Holdings Corp.	17,330	173,754
GS Engineering & Construction Corp.	26,141	255,486
GS Holdings Corp.	16,519	481,671
GS Retail Co. Ltd.	17,841	320,919
HAESUNG DS Co. Ltd.	4,398	144,497
Hana Financial Group, Inc.	112,137	3,255,750
Hana Micron, Inc.	15,805	286,796
Hana Technology Co. Ltd. (a)	2,814	136,945
Hana Tour Service, Inc. (a)	5,977	194,556
HanAll BioPharma Co. Ltd. (a)	17,256	373,742
Handsome Co. Ltd.	21,675	299,235
Hankook Tire Co. Ltd.	28,104	796,172
Hanmi Pharm Co. Ltd.	2,675	558,477
Hanmi Science Co. Ltd.	12,408	291,177
Hanmi Semiconductor Co. Ltd.	16,428	642,735
Hanon Systems	77,152	393,102
Hansol Chemical Co. Ltd.	3,455	384,991
Hanssem Co. Ltd.	3,681	133,502
Hanwha Aerospace Co. Ltd.	14,145	1,061,859
Hanwha Corp.	18,522	304,645
Hanwha Life Insurance Co. Ltd. (a)	116,970	240,012
Hanwha Ocean Co. Ltd. (a)(c)	17,888	312,366
Hanwha Ocean Co. Ltd. rights 11/9/23 (a)	5,905	7,640
Hanwha Solutions Corp. (a)	41,029	872,632
Hanwha Systems Co. Ltd.	27,256	256,693
HD Hyundai Co. Ltd.	18,091	769,396
HD Hyundai Construction Equipment Co. Ltd.	4,591	151,308
HD Hyundai Electric Co. Ltd.	8,279	460,087
HD Hyundai Heavy Industries Co. Ltd. (a)	8,475	641,630
Hd Hyundai Infracore Co. Ltd.	48,320	239,399
HD Korea Shipbuilding & Offshore Engineering Co. Ltd. (a)	15,551	1,041,663
Hite Jinro Co. Ltd.	15,647	246,222
HK inno.N Corp.	15,112	484,135
HL Mando Co. Ltd.	12,825	311,866
HLB Life Science Co. Ltd.	33,684	222,631
HLB, Inc.	48,721	1,048,179
HMM Co. Ltd.	93,211	1,008,099
Hotel Shilla Co.	12,176	562,558
HPSP Co. Ltd.	11,349	262,863
HUGEL, Inc. (a)	2,731	287,700
HYBE Co. Ltd. (a)	7,353	1,195,762
Hydro Lithium, Inc. (a)	6,159	48,200
Hyosung Advanced Materials Co.	1,108	293,400
Hyosung Corp.	4,222	184,389
Hyosung Heavy Industries Co. Ltd. (a)	2,203	279,008
Hyosung TNC Co. Ltd.	1,045	276,558
Hyundai Autoever Corp.	2,807	270,607
Hyundai Bioscience Co. Ltd. (a)	13,569	375,409
Hyundai Department Store Co. Ltd.	6,363	251,630
Hyundai Elevator Co. Ltd. (c)	10,435	333,637
Hyundai Engineering & Construction Co. Ltd.	29,194	722,961
Hyundai Glovis Co. Ltd.	7,053	893,776
Hyundai Marine & Fire Insurance Co. Ltd.	22,028	513,085
Hyundai Mipo Dockyard Co. Ltd. (a)	9,076	467,015
Hyundai Mobis	22,992	3,555,372
Hyundai Motor Co. Ltd.	45,033	5,665,034
Hyundai Rotem Co. Ltd. (a)	28,194	486,719
Hyundai Steel Co.	33,008	801,512
Hyundai Wia Corp.	6,550	272,258
I-Sens, Inc.	9,696	165,093
Industrial Bank of Korea	97,253	803,670
Innox Advanced Materials Co. Ltd.	5,711	113,163
Intellian Technologies, Inc. (c)	3,186	166,877
IS Dongseo Co. Ltd. (a)	6,489	121,049
ISC Co. Ltd.	3,952	203,718
Isu Specialty Chemical Co. Ltd.	1,745	148,531
Isupetasys Co. Ltd.	19,376	312,735
ITM Semiconductor Co. Ltd. (a)	13,014	192,722
JB Financial Group Co. Ltd.	46,538	347,591
Jeisys Medical, Inc. (a)	31,276	243,792
JR Global (REIT)	71,016	206,826
Jusung Engineering Co. Ltd. (c)	14,282	260,804
JW Pharmaceutical Corp.	7,510	145,776
JYP Entertainment Corp.	10,694	812,818
Kakao Corp.	115,108	3,239,605
Kakao Games Corp. (a)	13,879	240,536
Kakao Pay Corp. (a)	10,086	256,747
KakaoBank Corp.	66,788	902,520
Kangwon Land, Inc.	37,022	402,519
KB Financial Group, Inc.	142,189	5,411,964
KCC Corp.	1,752	308,325
KEPCO E&C (c)	5,418	210,120
KEPCO Plant Service & Engineering Co. Ltd.	10,358	250,243
Kia Corp.	97,628	5,569,361
Kiwoom Securities Co. Ltd.	5,647	337,129
Koh Young Technology, Inc.	22,090	180,758
Kolmar Korea Co. Ltd.	8,204	325,751
Kolon Industries, Inc.	7,285	234,981
Komipharm International Co. Ltd.	29,305	112,214
Korea Aerospace Industries Ltd.	27,314	897,427
Korea Electric Power Corp. (a)	100,712	1,258,736
Korea Gas Corp. (a)	19,521	330,326
Korea Investment Holdings Co. Ltd.	15,476	577,691
Korea Zinc Co. Ltd.	3,037	1,053,850
Korean Air Lines Co. Ltd.	78,122	1,186,878
Korean Reinsurance Co.	42,831	281,301
KRAFTON, Inc. (a)	12,353	1,501,528
KT Corp.	26,092	630,287
KT&G Corp.	39,518	2,489,230
Kum Yang Co. Ltd. (a)	12,035	785,441
Kumho Petro Chemical Co. Ltd.	6,572	616,764
Kumho Tire Co., Inc. (a)	49,661	154,482
L&C Bio Co. Ltd.	6,799	142,707
L&F Co. Ltd.	9,669	939,138
Lake Materials Co. Ltd. (a)	18,078	151,787
Leeno Industrial, Inc.	3,850	393,418
LegoChem Biosciences, Inc. (a)	9,706	266,046
LG Chemical Ltd.	17,181	5,622,591
LG Corp.	35,630	2,036,403
LG Display Co. Ltd. (a)	85,434	771,923
LG Electronics, Inc.	40,159	2,974,699
LG Energy Solution (a)	17,355	4,967,761
LG H & H Co. Ltd.	3,439	805,058
LG Innotek Co. Ltd.	5,223	865,589
LG Uplus Corp.	80,435	601,944
LIG Nex1 Co. Ltd.	5,298	342,179
Lotte Chemical Corp.	7,699	834,849
Lotte Energy Materials Corp.	8,814	252,126
Lotte Fine Chemical Co. Ltd.	6,413	265,996
Lotte REIT Co. Ltd.	64,151	136,552
Lotte Shopping Co. Ltd.	4,614	246,384
Lotte Tour Development Co. Ltd. (a)	19,261	154,074
Lotte Wellfood Co. Ltd.	3,436	289,961
LS Corp.	6,737	391,125
LS Electric Co. Ltd.	6,200	294,500
Lunit, Inc.	2,346	227,418
LX Holdings Corp.	57,352	286,430
LX International Corp.	11,358	209,449
Lx Semicon Co. Ltd.	4,333	231,102
Medytox, Inc.	2,460	375,790
MegaStudyEdu Co. Ltd.	4,093	187,857
Meritz Financial Holdings Co.	39,275	1,459,555
Mezzion Pharma Co. Ltd. (a)	9,835	269,825
Mirae Asset Securities Co. Ltd.	101,518	496,569
Myoung Shin Industrial Co. Ltd. (a)	17,684	206,443
NAVER Corp.	49,443	6,902,042
NCSOFT Corp.	5,561	959,332
Netmarble Corp. (a)(d)	7,783	223,112
NH Investment & Securities Co. Ltd.	55,448	397,218
NongShim Co. Ltd.	1,237	406,240
Oci Co. Ltd.	1,318	101,839
Oci Holdings Co. Ltd.	7,169	517,208
Orion Corp./Republic of Korea	8,948	790,770
Oscotec, Inc. (a)(c)	12,929	182,754
Ottogi Corp.	945	261,739
Pan Ocean Co., Ltd. (Korea)	106,473	339,423
Paradise Co. Ltd. (a)	20,029	217,586
Park Systems Corp.	2,816	292,420
Partron Co. Ltd.	76,888	494,421
Pearl Abyss Corp. (a)	12,449	455,401
People & Technology, Inc.	7,119	260,638
PharmaResearch Co. Ltd.	3,383	291,673
Pharmicell Co. Ltd. (a)	33,064	151,618
PI Advanced Materials Co. Ltd.	6,522	118,447
POSCO	26,599	8,130,554
POSCO Chemtech Co. Ltd. (c)	11,524	2,027,784
POSCO ICT Co. Ltd. (c)	20,648	752,184
Posco International Corp.	19,588	729,552
Posco M-Tech Co. Ltd.	9,214	145,439
Rainbow Robotics (a)(c)	3,037	318,171
S&S Tech Corp.	7,439	209,095
S-Oil Corp.	18,826	927,734
S.M. Entertainment Co. Ltd.	4,494	336,526
S1 Corp.	8,238	332,462
Sam Chun Dang Pharm Co. Ltd. (a)	6,295	286,457
Sambu Engineering & Constructi (a)	84,354	161,319
Samsung Biologics Co. Ltd. (a)(d)	6,486	3,404,680
Samsung C&T Corp.	31,715	2,503,852
Samsung Electro-Mechanics Co. Ltd.	22,328	2,061,412
Samsung Electronics Co. Ltd.	1,776,123	88,275,254
Samsung Engineering Co. Ltd. (a)	57,768	1,016,631
Samsung Fire & Marine Insurance Co. Ltd.	11,795	2,252,127
Samsung Heavy Industries Co. Ltd. (a)	260,750	1,319,908
Samsung Life Insurance Co. Ltd.	31,030	1,658,863
Samsung SDI Co. Ltd.	20,442	6,463,055
Samsung SDS Co. Ltd.	14,512	1,485,346
Samsung Securities Co. Ltd.	22,864	598,066
Samyang Foods Co. Ltd.	2,162	293,335
Sang-A Frontec Co. Ltd.	19,878	261,896
Seegene, Inc.	14,376	203,344
Seojin System Co. Ltd. (a)	12,164	150,827
Seoul Semiconductor Co. Ltd.	25,684	191,904
SFA Engineering Corp.	8,988	185,665
Shin Poong Pharmaceutical Co. (a)(c)	16,301	140,594
Shinhan Financial Group Co. Ltd.	163,226	4,189,377
Shinsegae Co. Ltd.	2,945	368,317
SIMMTECH Co. Ltd. (c)	9,322	228,343
SK Biopharmaceuticals Co. Ltd. (a)	11,688	653,120
SK Bioscience Co. Ltd. (a)(c)	11,408	512,682
SK Chemicals Co. Ltd.	5,095	212,985
SK Hynix, Inc.	201,700	17,490,091
SK IE Technology Co. Ltd. (a)(d)	9,202	405,160
SK Innovation Co., Ltd.	23,901	2,174,263
SK Networks Co. Ltd. (c)	53,371	220,070
SK Oceanplant Co. Ltd. (a)	12,495	148,597
SK Square Co. Ltd. (a)	36,298	1,145,242
SK, Inc.	15,856	1,669,235
SKC Co. Ltd.	7,380	430,955
SOLUM Co. Ltd. (a)	19,777	424,281
Solus Advanced Materials Co. Lt	7,569	123,090
Soulbrain Co. Ltd.	1,736	299,334
ST Pharm Co. Ltd.	4,157	209,476
STCube (a)	16,834	124,481
Studio Dragon Corp. (a)	6,163	223,360
Taihan Electric Wire Co. Ltd. (a)	22,609	186,236
TCC Steel	7,222	279,906
Tokai Carbon Korea Co. Ltd.	2,366	145,482
Voronoi, Inc.	4,346	108,018
W-Scope Chungju Plant Co. Ltd.	5,464	166,571
Webzen, Inc.	12,597	128,136
WeMade Entertainment Co. Ltd. (c)	7,090	206,936
Won Tech Co. Ltd.	22,503	153,171
WONIK IPS Co. Ltd.	12,292	274,431
Woori Financial Group, Inc.	218,042	1,923,057
YG Entertainment, Inc.	5,532	225,460
Young Poong Paper Manufacturing Co. Ltd.	7,297	44,430
Youngone Corp.	8,851	355,278
Yuhan Corp.	19,969	849,980
TOTAL KOREA (SOUTH)		310,371,857
Kuwait - 0.2%
Agility Public Warehousing Co. KSC (a)	590,056	1,002,971
Al Ahli Bank of Kuwait KSCP	725,097	501,440
Ali Alghanim Sons Automotive Co. KSSC	75,445	262,089
Boubyan Bank KSC	498,781	944,533
Boubyan Petrochemicals Co. KSCP	163,927	324,729
Boursa Kuwait Securities Co. KPSC	36,747	205,793
Burgan Bank SAK	755,813	398,118
Commercial Real Estate Co.	711,233	225,931
Gulf Bank	706,792	541,314
Gulf Bank rights 11/12/23 (a)	54,865	1,135
Gulf Cable & Electrical Industries Co. KSCP	50,965	194,341
Human Soft Holding Co. KSCC	38,710	380,282
Jazeera Airways Co. KSCP	36,421	171,836
Kuwait Finance House KSCP	2,907,580	6,426,837
Kuwait Projects Co. Holding KSCP (a)	787,517	269,759
Mabanee Co. SAKC	255,106	680,118
Mobile Telecommunication Co.	716,449	1,113,627
National Bank of Kuwait	2,733,063	7,745,666
National Industries Group Holding SAK	758,072	436,054
Salhia Real Estate Co. KSCP	221,046	286,442
Shamal Az-Zour Al-Oula for the First Phase of Az-Zour Power Plant KSC	276,147	155,274
Warba Bank KSCP	612,790	340,604
TOTAL KUWAIT		22,608,893
Luxembourg - 0.1%
Aperam SA	21,202	586,645
ArcelorMittal SA (Netherlands)	190,943	4,218,528
Eurofins Scientific SA	51,588	2,610,813
Reinet Investments SCA	51,832	1,076,993
SES SA (France) (depositary receipt)	141,087	821,809
TOTAL LUXEMBOURG		9,314,788
Macau - 0.1%
Galaxy Entertainment Group Ltd.	823,000	4,626,467
Sands China Ltd. (a)	909,200	2,447,611
SJM Holdings Ltd. (a)	996,250	345,782
TOTAL MACAU		7,419,860
Malaysia - 0.4%
AFFIN Bank Bhd	460,937	195,436
Agmo Holdings Bhd	59	7
Alliance Bank Malaysia Bhd	485,600	349,707
AMMB Holdings Bhd	714,700	573,363
Axiata Group Bhd	1,148,358	525,420
Axis (REIT)	694,263	263,760
British American Tobacco (Malaysia) Bhd	80,700	159,307
Bursa Malaysia Bhd	323,400	460,917
Carlsberg Brewery Bhd	84,600	356,531
CelcomDigi Bhd	1,368,100	1,225,553
Chin Hin Group Bhd (a)	272,800	218,285
CIMB Group Holdings Bhd	2,377,748	2,848,773
CTOS Digital Bhd	994,200	302,783
Dialog Group Bhd	1,332,500	601,212
Fraser & Neave Holdings Bhd	59,500	325,942
Frontken Corp. Bhd	473,700	316,620
Gamuda Bhd	740,218	727,363
Genting Bhd	840,700	711,387
Genting Malaysia Bhd	1,206,000	612,838
Hartalega Holdings Bhd (a)	659,800	286,669
Heineken Malaysia Bhd	71,400	360,478
Hibiscus Petroleum Bhd	321,120	180,285
Hong Leong Bank Bhd	247,400	1,007,364
Hong Leong Credit Bhd	104,400	388,239
IHH Healthcare Bhd	802,300	1,009,930
IJM Corp. Bhd	1,118,100	446,100
Inari Amertron Bhd	1,047,550	628,067
IOI Corp. Bhd	1,008,400	832,022
IOI Properties Group Bhd	791,500	307,366
Kossan Rubber Industries Bhd	562,100	159,314
KPJ Healthcare Bhd	918,300	246,662
Kuala Lumpur Kepong Bhd	187,527	865,653
Malayan Banking Bhd	1,940,318	3,674,104
Malaysia Airports Holdings Bhd	351,151	544,814
Malaysian Pacific Industries Bhd	37,100	200,540
Maxis Bhd	911,700	758,069
MISC Bhd	485,800	739,571
MR DIY Group M Sdn Bhd (d)	1,412,100	438,716
My E.G.Services Bhd	2,092,870	342,767
Nestle (Malaysia) Bhd	26,700	693,883
Pentamaster Corp. Bhd	254,500	267,319
Petronas Chemicals Group Bhd	1,033,600	1,593,818
Petronas Dagangan Bhd	122,900	594,979
Petronas Gas Bhd	276,100	1,005,701
PPB Group Bhd	243,540	782,917
Press Metal Aluminium Holdings	1,431,100	1,479,295
Public Bank Bhd	5,294,400	4,624,139
QL Resources Bhd	456,675	530,018
RHB Bank Bhd	583,693	683,682
Scientex Bhd	515,900	395,041
Sime Darby Bhd	1,167,689	561,212
Sime Darby Plantation Bhd	809,271	737,756
Sunway (REIT)	773,700	244,136
Telekom Malaysia Bhd	463,415	493,317
Tenaga Nasional Bhd	931,200	1,935,095
TIME dotCom Bhd	469,100	524,304
Top Glove Corp. Bhd (a)	1,895,800	288,578
V.S. Industry Bhd	1,261,900	235,463
Yinson Holdings Bhd	551,800	286,300
YTL Power International Bhd	849,400	376,441
TOTAL MALAYSIA		42,525,328
Malta - 0.0%
Kambi Group PLC (a)	11,078	158,690
Kindred Group PLC (depository receipt)	84,451	690,440
TOTAL MALTA		849,130
Mexico - 0.7%
Alfa SA de CV Series A	1,121,600	699,250
Alsea S.A.B. de CV (a)(c)	208,711	691,574
America Movil S.A.B. de CV Series L	7,064,096	5,834,178
Arca Continental S.A.B. de CV	184,700	1,656,245
Banco del Bajio SA (d)	284,400	870,442
Bolsa Mexicana de Valores S.A.B. de CV	188,300	293,589
Borr Drilling Ltd. (a)(c)	76,709	476,558
CEMEX S.A.B. de CV unit (a)	5,517,032	3,314,075
Coca-Cola FEMSA S.A.B. de CV unit	187,745	1,424,463
Controladora Vuela Compania de Aviacion S.A.B. de CV (a)(c)	317,700	181,150
Corporacion Inmobiliaria Vesta S.A.B. de CV (c)	323,300	1,013,708
FIBRA Macquarie Mexican (REIT) (d)	273,578	423,971
Fibra Uno Administracion SA de CV	1,067,635	1,620,787
Fomento Economico Mexicano S.A.B. de CV unit	701,591	7,940,910
GCC S.A.B. de CV	66,300	590,334
Genomma Lab Internacional SA de CV (c)	283,500	212,597
Gentera S.A.B. de CV	415,200	440,325
Gruma S.A.B. de CV Series B	70,150	1,220,709
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B	148,396	1,731,053
Grupo Aeroportuario del Sureste S.A.B. de CV Series B	74,365	1,602,669
Grupo Aeroportuario Norte S.A.B. de CV	107,000	816,818
Grupo Bimbo S.A.B. de CV Series A	487,277	1,983,271
Grupo Carso SA de CV Series A1	203,527	1,297,768
Grupo Financiero Banorte S.A.B. de CV Series O	959,919	7,790,523
Grupo Financiero Inbursa S.A.B. de CV Series O (a)	741,000	1,528,115
Grupo Mexico SA de CV Series B	1,143,617	4,664,161
Grupo Televisa SA de CV	998,770	458,141
Grupo Traxion S.A.B. de CV (a)(c)(d)	138,400	204,503
Industrias Penoles SA de CV (a)	73,780	823,656
Kimberly-Clark de Mexico SA de CV Series A	560,667	1,027,791
La Comer S.A.B. de CV	193,600	386,040
Megacable Holdings S.A.B. de CV unit	124,800	244,076
Nemak S.A.B. de CV (a)(d)	900,575	159,345
Operadora de Sites Mexicanos, SA de CV	476,463	405,135
Orbia Advance Corp. S.A.B. de CV	360,228	583,630
Prologis Property Mexico SA	264,031	946,200
Promotora y Operadora de Infraestructura S.A.B. de CV	73,480	601,485
Qualitas Controladora S.A.B. de CV	74,900	618,634
Regional S.A.B. de CV	91,900	699,101
Southern Copper Corp.	31,635	2,242,922
Terrafina (c)	279,571	453,727
Wal-Mart de Mexico SA de CV Series V	1,869,530	6,691,484
TOTAL MEXICO		66,865,113
Netherlands - 3.2%
Aalberts Industries NV	36,442	1,134,414
ABN AMRO Bank NV GDR (Bearer) (d)	146,689	1,968,860
Adyen BV (a)(d)	8,106	5,467,384
AEGON NV	619,726	3,005,876
Akzo Nobel NV	61,663	4,127,438
Alfen Beheer BV (a)(c)(d)	8,352	262,201
AMG Critical Materials NV	11,821	307,442
Arcadis NV	26,480	1,118,498
Argenx SE (a)	20,830	9,798,049
ASM International NV (Netherlands)	17,466	7,179,781
ASML Holding NV (Netherlands)	148,614	89,334,909
ASR Nederland NV	61,041	2,273,479
Basic-Fit NV (a)(c)(d)	19,912	508,182
BE Semiconductor Industries NV	28,213	2,904,617
Corbion NV	22,588	390,293
Eurocommercial Properties NV	16,089	344,561
Euronext NV (d)	33,259	2,315,591
EXOR NV	38,743	3,318,052
Flow Traders Ltd. (c)	12,426	227,065
Fugro NV (Certificaten Van Aandelen) (a)	43,274	713,838
Heineken Holding NV	46,764	3,552,735
Heineken NV (Bearer)	105,226	9,453,867
IMCD NV	22,579	2,711,610
ING Groep NV (Certificaten Van Aandelen)	1,328,913	17,037,368
JDE Peet's BV	42,781	1,187,795
Koninklijke Ahold Delhaize NV	351,944	10,426,974
Koninklijke BAM Groep NV	126,325	260,913
Koninklijke KPN NV	1,171,588	3,937,917
Koninklijke Philips Electronics NV (c)	344,012	6,543,960
Koninklijke Vopak NV	25,605	861,817
NN Group NV	97,798	3,136,615
NSI NV	9,172	165,565
OCI NV	38,660	900,344
Pharming Group NV (a)	290,093	342,553
PostNL NV	134,569	250,388
Randstad NV	40,406	2,088,085
Redcare Pharmacy NV (a)(d)	5,486	610,949
SBM Offshore NV	53,589	666,255
Shell PLC (London)	2,458,856	79,241,191
Signify NV (d)	48,031	1,243,096
Stellantis NV (Italy)	813,395	15,147,497
TKH Group NV (bearer) (depositary receipt)	16,305	594,860
TomTom Group BV (a)(c)	29,325	175,313
Universal Music Group NV	303,949	7,443,356
Van Lanschot Kempen NV (Bearer)	13,943	373,991
Wereldhave NV	14,371	216,381
Wolters Kluwer NV	94,321	12,085,907
TOTAL NETHERLANDS		317,357,832
New Zealand - 0.2%
Air New Zealand Ltd.	677,149	264,279
Auckland International Airport Ltd.	460,067	1,967,833
Contact Energy Ltd.	284,206	1,290,997
Fisher & Paykel Healthcare Corp.	212,890	2,582,274
Fletcher Building Ltd.	315,521	795,179
Goodman Property Trust	430,537	508,708
Infratil Ltd.	301,248	1,724,956
Kiwi Property Group Ltd.	650,654	296,424
Mercury Nz Ltd.	259,456	892,514
Meridian Energy Ltd.	486,337	1,369,701
Ryman Healthcare Ltd.	216,927	719,180
Spark New Zealand Ltd.	683,680	1,984,807
Summerset Group Holdings Ltd.	91,739	520,987
The a2 Milk Co. Ltd. (a)	275,452	670,929
Xero Ltd. (a)	54,802	3,746,663
TOTAL NEW ZEALAND		19,335,431
Nigeria - 0.0%
Airtel Africa PLC (d)	357,374	492,141
Norway - 0.5%
Aker ASA (A Shares)	8,323	499,189
Aker BP ASA	122,201	3,512,570
Aker Solutions ASA	98,843	393,923
Austevoll Seafood ASA	36,887	251,946
BlueNord ASA (a)	10,579	561,577
Bonheur A/S	9,564	165,408
Borregaard ASA	37,851	512,995
Crayon Group Holding A/S (a)(c)(d)	28,278	163,021
DNB Bank ASA	333,103	6,002,501
DNO ASA (A Shares)	194,432	197,896
Elkem ASA (d)	120,865	186,962
Entra ASA (d)	28,259	220,462
Equinor ASA	331,490	11,112,611
Europris ASA (d)	68,102	385,594
FLEX LNG Ltd.	11,711	358,534
Frontline PLC	49,012	1,093,792
Gjensidige Forsikring ASA	73,928	1,107,171
Golden Ocean Group Ltd.	53,171	392,680
Grieg Seafood ASA (c)	23,751	157,653
Hexagon Composites ASA (a)	61,404	144,785
Hexagon Purus Holding A/S (a)	61,299	56,191
Hoegh Autoliners ASA	36,651	296,267
Kitron ASA	68,107	179,246
Kongsberg Gruppen ASA	33,233	1,356,576
Leroy Seafood Group ASA	103,371	409,007
Mowi ASA	160,332	2,602,124
MPC Container Ships ASA	147,508	208,303
NEL ASA (a)(c)	630,316	413,028
Nordic VLSI ASA (a)(c)	60,654	489,534
Norsk Hydro ASA	492,036	2,805,937
Norwegian Air Shuttle A/S (a)	300,266	215,410
Orkla ASA	270,705	1,864,483
PGS ASA (a)	346,136	312,642
Protector Forsikring ASA	25,625	401,432
Salmar ASA	26,731	1,265,367
Schibsted ASA:
(A Shares)	26,769	534,855
(B Shares)	35,681	661,176
Sparebank 1 Sr Bank ASA (primary capital certificate)	67,601	733,442
Sparebanken Midt-Norge	50,284	609,478
Sparebanken Nord-Norge	42,069	355,504
Stolt-Nielsen SA	15,187	499,619
Storebrand ASA (A Shares)	166,949	1,391,970
Telenor ASA	253,413	2,589,493
TGS ASA	47,774	650,903
Tomra Systems ASA	87,147	688,847
Veidekke ASA	50,909	439,321
Wallenius Wilhelmsen ASA	40,073	336,305
TOTAL NORWAY		49,787,730
Peru - 0.0%
Compania de Minas Buenaventura SAA sponsored ADR	88,053	713,229
Credicorp Ltd. (United States)	25,049	3,130,123
TOTAL PERU		3,843,352
Philippines - 0.2%
Aboitiz Equity Ventures, Inc.	645,430	519,839
Alliance Global Group, Inc.	1,237,200	232,657
Ayala Corp.	104,135	1,110,744
Ayala Land, Inc.	2,550,300	1,251,900
Bank of the Philippine Islands (BPI)	728,941	1,289,318
BDO Unibank, Inc.	871,344	1,956,717
Bloomberry Resorts Corp. (a)	1,510,300	241,757
Century Pacific Food, Inc.	528,700	260,337
Converge ICT Solutions, Inc. (a)	1,112,100	163,838
GT Capital Holdings, Inc.	39,140	377,794
International Container Terminal Services, Inc.	379,360	1,340,892
JG Summit Holdings, Inc.	1,019,490	659,712
Jollibee Food Corp.	169,160	610,028
Manila Electric Co.	111,200	694,447
Megaworld Corp.	4,538,000	158,135
Metropolitan Bank & Trust Co.	694,868	639,216
PLDT, Inc.	29,675	632,592
PUREGOLD Price Club, Inc.	530,300	254,953
Robinsons Land Corp.	804,656	197,341
Security Bank Corp.	196,350	268,220
SM Investments Corp.	88,785	1,251,846
SM Prime Holdings, Inc.	3,754,600	1,981,769
TELUS International, Inc. (a)	42,138	269,829
Universal Robina Corp.	340,510	654,889
Wilcon Depot, Inc.	632,300	222,105
TOTAL PHILIPPINES		17,240,875
Poland - 0.3%
Alior Bank SA (a)	34,229	537,808
Allegro.eu SA (a)(d)	177,618	1,271,396
Asseco Poland SA	20,532	375,587
Bank Millennium SA (a)	245,005	425,787
Bank Polska Kasa Opieki SA	68,042	2,062,882
Budimex SA	4,820	537,838
CCC SA (a)	18,882	178,418
CD Projekt RED SA	24,214	603,618
Cyfrowy Polsat SA	96,176	299,462
Dino Polska SA (a)(d)	18,231	1,724,826
ENEA SA (a)	115,950	200,818
Grupa Kety SA	3,970	669,199
InPost SA (a)	75,085	741,086
Jastrzebska Spolka Weglowa SA (a)	23,265	275,841
KGHM Polska Miedz SA (Bearer)	52,202	1,391,169
Kruk SA	6,768	747,813
LPP SA	409	1,316,708
mBank SA (a)	5,675	700,340
Orange Polska SA	258,486	478,918
Orlen SA	205,752	3,248,420
PGE Polska Grupa Energetyczna SA (a)	335,800	581,823
Powszechna Kasa Oszczednosci Bank SA (a)	320,797	3,314,558
Powszechny Zaklad Ubezpieczen SA	221,473	2,503,372
Santander Bank Polska SA (a)	13,258	1,436,581
Tauron Polska Energia SA (a)	435,078	382,083
Text SA	8,417	226,609
TOTAL POLAND		26,232,960
Portugal - 0.1%
Banco Comercial Portugues SA (Reg.) (a)	3,105,024	951,459
CTT Correios de Portugal SA	85,833	327,406
Energias de Portugal SA	1,127,333	4,735,539
Galp Energia SGPS SA Class B	178,173	2,678,938
Greenvolt-Energias Renovaveis SA (a)(c)	34,377	229,522
Jeronimo Martins SGPS SA	103,286	2,380,269
NOS SGPS	102,774	375,606
REN - Redes Energeticas Nacionais SGPS SA	198,801	517,464
Sonae SGPS SA	414,044	406,995
The Navigator Co. SA	92,808	369,233
TOTAL PORTUGAL		12,972,431
Qatar - 0.2%
Barwa Real Estate Co. (a)	780,715	542,491
Doha Bank	1,041,389	433,316
Dukhan Bank	685,514	682,690
Estithmar Holding QPSC (a)	370,272	205,424
Gulf International Services QSC (a)	393,685	296,264
Industries Qatar QSC (a)	590,665	1,982,402
Masraf al Rayan	2,036,045	1,174,319
Medicare Group	110,295	163,277
Mesaieed Petrochemical Holding Co. (a)	1,606,988	701,761
Ooredoo QSC	298,947	812,026
Qatar Aluminum Manufacturing Co. (a)	1,147,522	390,176
Qatar Electricity & Water Co. (a)	165,399	751,359
Qatar Fuel Co. (a)	231,813	945,461
Qatar Gas Transport Co. Ltd. (Nakilat) (a)	918,555	888,029
Qatar International Islamic Bank QSC (a)	375,916	955,019
Qatar Islamic Bank	627,721	2,999,820
Qatar National Bank SAQ	1,694,301	6,928,905
Qatar Navigation QPSC	219,109	542,266
The Commercial Bank of Qatar (a)	1,178,358	1,658,957
United Development Co. (a)	737,213	197,009
Vodafone Qatar QSC (a)	790,707	386,558
TOTAL QATAR		23,637,529
Romania - 0.0%
NEPI Rockcastle PLC	199,201	1,075,872
Russia - 0.0%
Aeroflot Pjsc (a)(b)	402,869	28,687
Alrosa Co. Ltd. (b)	739,283	123,020
Credit Bank of Moscow (a)(b)	4,537,000	45,272
Detsky Mir PJSC (a)(b)(d)	227,830	37,736
Gazprom OAO (b)	3,442,771	360,339
Inter Rao Ues JSC (b)	11,220,073	61,874
LUKOIL PJSC (b)	120,075	37,175
MMC Norilsk Nickel PJSC (a)(b)	18,318	121,855
Mobile TeleSystems OJSC sponsored ADR (a)(b)	173,383	172,688
Moscow Exchange MICEX-RTS OAO (b)	449,874	86,499
Novatek PJSC GDR (Reg. S) (a)(b)	26,560	1,381,120
Novolipetsk Steel OJSC (a)(b)	409,801	3,935
Ozon Holdings PLC ADR (a)(b)	17,054	35,737
PhosAgro PJSC:
GDR (Reg. S) (a)(b)	43,237	887
sponsored GDR (Reg. S) (a)(b)	277	6
Polyus PJSC (a)(b)	10,038	23,611
Rosneft Oil Co. OJSC (b)	315,946	52,851
Rostelecom PJSC (b)	298,140	66,578
Sberbank of Russia (b)	3,156,853	19,414
Segezha Group PJSC (a)(b)(d)	1,842,700	27,597
Severstal PAO (a)(b)	63,766	1,424
Sistema JSFC GDR (Reg. S) (a)(b)	40,315	71,280
Surgutneftegas OJSC (b)	2,091,286	25,596
Tatneft PAO (b)	399,435	49,693
TCS Group Holding PLC GDR (a)(b)	36,283	46,213
Unipro PJSC (a)(b)	8,778,000	28,008
United Co. RUSAL International PJSC (b)	983,490	118,556
VK Co. Ltd. GDR (Reg. S) (a)(b)	39,795	11,825
VTB Bank OJSC (a)(b)	963,847,980	36,833
X5 Retail Group NV GDR (Reg. S) (a)(b)	33,857	7,990
Yandex NV Class A (a)(b)	90,012	336,143
TOTAL RUSSIA		3,420,442
Saudi Arabia - 1.1%
Abdullah Al Othaim Markets Co.	172,467	598,550
ACWA Power Co.	36,473	2,206,891
Advanced Petrochemicals Co.	51,029	507,352
Al Hammadi Co. for Development and Investment	35,605	512,493
Al Masane Al Kobra Mining Co.	19,605	275,398
Al Moammar Information Systems Co.	8,136	294,940
Al Rajhi Bank	716,121	12,808,327
Al Rajhi Co. for Co-operative Insurance (a)	8,226	326,268
Al-Dawaa Medical Services Co.	15,356	387,625
Aldrees Petroleum and Transport Services Co.	15,114	473,773
Alinma Bank	359,920	3,156,351
Alkhorayef Water & Power Technologies Co.	8,171	297,951
Almarai Co. Ltd.	93,119	1,387,502
Alujain Corp. (a)	17,771	179,055
Arab National Bank	249,180	1,578,131
Arabian Contracting Services Co.	6,398	344,151
Arabian Internet and Communications Services Co. Ltd.	9,054	754,902
Astra Industrial Group	16,481	399,768
Bank Al-Jazira (a)	158,697	692,047
Bank Albilad	180,740	1,792,176
Banque Saudi Fransi	218,163	2,084,749
Bupa Arabia for Cooperative Insurance Co.	28,526	1,619,586
Catrion Catering Holding Co.	16,821	468,097
Dallah Healthcare Co.	13,475	531,587
Dar Al Arkan Real Estate Development Co. (a)	194,604	783,271
Dr Sulaiman Al Habib Medical Services Group Co.	32,688	2,195,697
Elm Co.	8,826	1,649,640
Emaar The Economic City (a)	153,197	298,913
Etihad Etisalat Co.	141,631	1,740,375
Jadwa (REIT) Saudi Fund	80,634	277,263
Jahez International Co. (a)	2,306	271,070
Jarir Marketing Co.	226,166	872,930
Leejam Sports Co. JSC	12,432	508,998
Luberef	19,630	674,984
Middle East Healthcare Co. (a)	16,256	298,983
Mobile Telecommunications Co. Saudi Arabia	170,541	627,323
Mouwasat Medical Services Co.	36,419	970,759
Nahdi Medical Co.	15,317	578,940
National Co. for Learning & Education	7,289	191,570
National Gas & Industrialization Co.	17,276	267,088
National Industrialization Co. (a)	136,443	422,611
National Medical Care Co.	10,833	354,016
Northern Region Cement Co.	95,467	260,577
Power & Water Utility Co. for Jubail & Yanbu	33,032	478,980
Qassim Cement Co.	22,780	381,326
Rabigh Refining & Petrochemical Co. (a)	166,857	448,320
Riyad (REIT) Fund	94,785	205,659
Riyad Bank	551,190	3,900,761
Riyadh Cables Group Co.	15,964	311,484
Sabic Agriculture-Nutrients Co.	86,618	3,089,212
Sahara International Petrochemical Co.	134,712	1,158,029
Saudi Arabian Mining Co.	476,522	4,572,660
Saudi Arabian Oil Co. (d)	940,448	8,347,617
Saudi Automotive Services Co.	17,530	266,342
Saudi Awwal Bank	385,669	3,438,700
Saudi Basic Industries Corp.	323,279	6,635,164
Saudi Cement Co.	34,965	463,205
Saudi Chemical Co. Holding	247,506	263,894
Saudi Dairy & Foodstuffs Co.	6,560	524,576
Saudi Electricity Co.	299,083	1,419,042
Saudi Ground Services Co. (a)	38,010	295,338
Saudi Industrial Investment Group	142,515	910,187
Saudi Investment Bank/The	192,647	754,854
Saudi Kayan Petrochemical Co. (a)	280,234	790,296
Saudi Pharmaceutical Industries & Medical Appliances Corp. (a)	30,289	239,787
Saudi Real Estate Co. (a)	77,781	247,964
Saudi Research & Marketing Group (a)	14,103	530,047
Saudi Tadawul Group Holding Co.	18,026	798,572
Saudi Telecom Co.	737,438	7,548,145
Seera Group Holding (a)	60,861	382,855
Southern Province Cement Co.	31,635	343,199
The Co. for Cooperative Insurance	24,697	795,233
The National Agriculture Development Co. (a)	29,544	360,283
The Saudi National Bank	1,087,539	9,725,699
The Savola Group	101,749	987,222
United Electronics Co.	17,671	377,292
United International Transportation Co.	18,219	326,345
Yamama Cement Co. (a)	46,569	359,980
Yanbu Cement Co.	37,788	324,838
Yanbu National Petrochemical Co.	104,658	1,055,898
TOTAL SAUDI ARABIA		109,981,683
Singapore - 1.0%
AEM Holdings Ltd.	98,100	247,981
AIMS APAC (REIT)	342,800	300,413
BW LPG Ltd. (d)	30,752	434,951
CapitaLand Ascendas REIT	1,411,641	2,682,181
Capitaland Ascott Trust unit	1,020,557	671,022
Capitaland India Trust	459,924	322,381
CapitaLand Investment Ltd.	1,008,725	2,165,919
CapitaMall Trust	1,944,437	2,499,031
CapitaRetail China Trust	506,874	292,421
CDL Hospitality Trusts unit	346,124	244,727
City Developments Ltd.	205,100	946,703
ComfortDelgro Corp. Ltd.	829,600	801,281
DBS Group Holdings Ltd.	656,775	15,777,924
Digital Core (REIT)	323,500	163,523
ESR-LOGOS (REIT)	3,352,097	672,367
Far East Hospitality Trust unit	641,100	276,823
Frasers Centrepoint Trust	350,783	530,649
Frasers Logistics & Industrial Trust	1,107,465	841,239
Genting Singapore Ltd.	2,273,300	1,428,213
Grab Holdings Ltd. (a)(c)	708,924	2,176,397
Hafnia Ltd.	107,229	703,600
iFast Corp. Ltd.	56,900	274,666
Jardine Cycle & Carriage Ltd.	36,500	751,892
Kenon Holdings Ltd.	9,222	168,606
Keppel (REIT) (e)	796,834	462,691
Keppel Corp. Ltd.	529,200	2,402,222
Keppel DC (REIT)	487,274	601,345
Keppel Infrastructure Trust	1,307,835	419,851
Lendlease Global Commercial (REIT)	844,700	314,615
Mapletree Industrial (REIT)	823,027	1,293,719
Mapletree Logistics Trust (REIT)	1,215,070	1,304,803
Mapletree Pan Asia Commercial Trust	1,011,015	982,611
NetLink NBN Trust	1,072,069	650,056
Olam Group Ltd.	402,300	291,521
Oversea-Chinese Banking Corp. Ltd.	1,204,378	11,165,928
PARAGON REIT	640,700	371,856
Parkway Life REIT	144,300	354,006
Raffles Medical Group Ltd.	324,755	282,576
Sasseur (REIT)	479,900	219,114
SATS Ltd. (a)	408,737	735,287
Sea Ltd. ADR (a)	137,115	5,717,696
Seatrium Ltd. (a)	17,044,619	1,395,939
Sembcorp Industries Ltd.	347,700	1,166,501
Sheng Siong Group Ltd.	317,500	359,467
SIA Engineering Co. Ltd.	118,400	198,151
Singapore Airlines Ltd.	556,450	2,484,694
Singapore Exchange Ltd.	306,600	2,122,795
Singapore Post Ltd.	659,100	216,473
Singapore Technologies Engineering Ltd.	558,900	1,534,325
Singapore Telecommunications Ltd.	3,069,600	5,333,964
Starhill Global (REIT)	725,783	236,117
StarHub Ltd.	280,800	211,416
STMicroelectronics NV (France)	254,376	9,696,841
Suntec (REIT)	740,000	594,671
The Hour Glass Ltd.	112,700	137,040
United Overseas Bank Ltd.	457,314	9,020,382
UOL Group Ltd.	194,531	837,813
Venture Corp. Ltd.	105,400	899,940
Yangzijiang Financial Holding Ltd.	964,400	225,792
TOTAL SINGAPORE		99,617,128
South Africa - 0.9%
Absa Group Ltd.	316,547	2,885,991
Aeci Ltd.	50,517	299,267
African Rainbow Minerals Ltd.	44,700	368,345
Anglo American Platinum Ltd.	25,715	859,179
Anglo American PLC (United Kingdom)	471,271	12,007,802
Aspen Pharmacare Holdings Ltd.	135,977	1,235,120
Astral Foods Ltd.	20,586	161,319
AVI Ltd. (c)	129,839	484,941
Barloworld Ltd.	64,748	272,332
Bid Corp. Ltd.	121,977	2,587,712
Bidvest Group Ltd./The	105,462	1,492,793
Burstone Group Ltd.	385,772	153,170
Capitec Bank Holdings Ltd.	33,061	2,935,604
Clicks Group Ltd.	88,473	1,303,728
Coronation Fund Managers Ltd.	100,861	163,488
DataTec Ltd.	87,094	164,725
Dis-Chem Pharmacies Ltd. (d)	197,680	258,906
Discovery Ltd.	191,009	1,317,770
DRDGOLD Ltd.	175,769	154,194
Equites Property Fund Ltd.	307,798	189,097
Exxaro Resources Ltd.	89,216	894,960
FirstRand Ltd.	1,813,194	5,977,338
Fortress Real Estate Investmen Class A (a)	608,081	427,084
Foschini Group Ltd./The	127,552	689,243
Gold Fields Ltd.	329,280	4,343,845
Growthpoint Properties Ltd.	1,421,522	739,077
Harmony Gold Mining Co. Ltd.	206,817	948,229
Hosken Consolidated Investment Ltd.	22,337	233,731
Hyprop Investments Ltd.	137,456	209,162
Impala Platinum Holdings Ltd.	333,777	1,390,379
Investec Ltd.	91,596	501,143
JSE Ltd.	39,566	187,879
Kumba Iron Ore Ltd.	24,039	636,938
Life Healthcare Group Holdings Ltd.	515,962	514,093
Momentum Metropolitan Holdings	479,476	539,483
Motus Holdings Ltd.	70,893	351,926
Mr Price Group Ltd.	97,216	702,668
MTN Group Ltd.	630,203	3,076,371
MultiChoice Group Ltd. (a)	129,275	484,222
Naspers Ltd. Class N	71,946	11,230,833
Nedbank Group Ltd.	162,860	1,752,640
Netcare Ltd.	509,441	352,884
Ninety One Ltd.	83,958	164,064
Northam Platinum Holdings Ltd.	135,055	815,149
Old Mutual Ltd.	1,729,670	1,099,750
Omnia Holdings Ltd.	76,579	237,780
OUTsurance Group Ltd.	311,498	673,889
Pepkor Holdings Ltd. (d)	842,922	768,862
Pick 'n Pay Stores Ltd.	144,486	193,811
PSG Financial Services Ltd.	409,032	317,350
Redefine Properties Ltd.	2,466,357	463,166
Remgro Ltd.	185,240	1,432,026
Resilient Property Income Fund Ltd.	110,308	219,876
Sanlam Ltd.	633,912	2,223,411
Santam Ltd.	18,132	265,683
Sappi Ltd.	213,620	449,419
Sasol Ltd.	215,370	2,722,221
Scatec Solar AS (d)	44,400	223,770
Shoprite Holdings Ltd.	181,704	2,328,444
Sibanye-Stillwater Ltd.	1,073,215	1,368,942
Spar Group Ltd./The (c)	71,876	433,859
Standard Bank Group Ltd.	487,147	4,780,379
Super Group Ltd./South Africa	143,483	244,662
Telkom SA Ltd. (a)	116,367	136,425
Thungela Resources Ltd.	49,913	445,474
Tiger Brands Ltd.	60,746	561,878
Truworths International Ltd.	146,327	592,767
Vodacom Group Ltd.	221,495	1,205,788
Vukile Property Fund Ltd.	343,462	229,067
Woolworths Holdings Ltd.	352,319	1,311,733
TOTAL SOUTH AFRICA		91,389,256
Spain - 1.5%
Acciona SA	8,971	1,129,574
Acerinox SA	73,764	717,901
ACS Actividades de Construccion y Servicios SA	81,036	2,929,879
Aena SME SA (d)	27,538	3,984,616
Almirall SA	33,336	302,994
Amadeus IT Holding SA Class A	164,858	9,388,159
AmRest Holdings NV (a)	38,617	244,791
Applus Services SA	52,826	556,157
Atresmedia Corporacion de Medios de Comunicacion SA	49,558	185,523
Banco Bilbao Vizcaya Argentaria SA	2,193,527	17,256,992
Banco de Sabadell SA	2,083,822	2,581,929
Banco Santander SA (Spain)	5,969,118	21,890,992
Bankinter SA	250,581	1,580,763
Befesa SA (d)	15,602	454,643
CaixaBank SA	1,524,983	6,199,881
Cellnex Telecom SA (d)	209,731	6,165,275
Cie Automotive SA	20,111	511,984
Compania de Distribucion Integral Logista Holdings SA	27,833	682,653
Construcciones y Auxiliar de Ferrocarriles	7,697	229,666
Corp. ACCIONA Energias Renovables SA	24,833	672,135
Ebro Foods SA	28,580	486,267
EDP Renovaveis SA	118,531	1,905,094
eDreams ODIGEO SA (a)	66,548	426,712
Enagas SA	95,481	1,595,744
Ence Energia y Celulosa SA	63,839	190,621
Endesa SA	115,769	2,176,127
Faes Farma SA	135,093	423,823
Fluidra SA	35,751	628,704
Gestamp Automocion SA (d)	69,951	256,981
Global Dominion Access SA (d)	64,248	208,701
Grifols SA (a)	110,097	1,233,085
Iberdrola SA	2,210,618	24,586,533
Indra Sistemas SA	47,484	665,717
Industria de Diseno Textil SA (c)	396,100	13,642,141
Inmobiliaria Colonial SA	109,796	614,567
Laboratorios Farmaceuticos ROVI SA	8,361	446,320
Lar Espana Real Estate Socimi SA	32,223	186,841
Linea Directa Aseguradora SA Compania de Seguros y Reaseguros	264,227	227,577
MAPFRE SA (Reg.)	350,228	727,071
Melia Hotels International SA (a)(c)	59,602	330,775
Merlin Properties Socimi SA	118,638	986,673
Naturgy Energy Group SA	42,996	1,214,692
Pharma Mar SA	6,657	226,809
Prosegur Compania de Seguridad SA (Reg.)	104,772	156,533
Redeia Corp. SA	155,947	2,426,436
Repsol SA	480,095	7,022,941
Sacyr SA	179,090	516,564
Solaria Energia y Medio Ambiente SA (a)(c)	33,263	498,017
Tecnicas Reunidas SA (a)	20,159	177,361
Telefonica SA	1,929,904	7,454,523
Unicaja Banco SA (d)	537,601	558,597
Vidrala SA	7,971	591,231
Vidrala SA rights 11/2/23 (a)	7,971	29,393
Viscofan Envolturas Celulosicas SA	15,033	868,490
TOTAL SPAIN		151,354,168
Sweden - 1.9%
AAK AB	65,445	1,242,948
AcadeMedia AB (d)	44,637	184,907
Addlife AB	41,572	270,755
AddTech AB (B Shares)	95,049	1,391,362
AFRY AB (B Shares)	35,240	369,371
Alfa Laval AB	105,777	3,417,098
Alimak Group AB (d)	30,366	178,456
Alleima AB	86,141	523,987
Arjo AB	87,910	293,442
ASSA ABLOY AB (B Shares)	366,753	7,817,368
Atea ASA	32,347	336,473
Atlas Copco AB:
(A Shares)	966,982	12,521,471
(B Shares)	593,133	6,644,713
Atrium Ljungberg AB (B Shares)	21,555	330,978
Avanza Bank Holding AB	45,506	766,420
Axfood AB	39,543	873,581
Beijer Ref AB (B Shares)	140,033	1,326,007
Betsson AB (B Shares)	45,777	460,130
Bilia AB (A Shares)	28,513	264,377
Billerud AB	86,817	804,981
BioArctic AB (a)(c)(d)	13,983	282,104
BioGaia AB	32,934	293,863
Biotage AB (A Shares)	25,065	255,535
Boliden AB	103,958	2,661,244
BONESUPPORT Holding AB (a)(d)	24,477	318,394
Boozt AB (a)(d)	22,604	157,950
Bravida Holding AB (d)	83,327	520,306
Bufab AB	11,528	273,059
Bure Equity AB	21,580	430,345
Camurus AB (a)	11,959	358,263
Castellum AB	159,554	1,523,006
Catena AB	12,351	408,290
Cibus Nordic Real Estate AB	20,208	189,273
Cloetta AB	115,126	184,512
Coor Service Management Holding AB (d)	46,173	159,171
Creades AB (A Shares)	26,291	140,141
Dios Fastigheter AB	39,135	211,584
Dometic Group AB (d)	116,981	719,967
Electrolux AB (B Shares)	80,186	672,380
Electrolux Professional AB	88,895	358,847
Elekta AB (B Shares)	129,414	879,961
Embracer Group AB (a)	279,986	454,150
Epiroc AB:
(A Shares)	233,382	3,844,903
(B Shares)	153,134	2,122,279
EQT AB	136,139	2,474,600
Ericsson (B Shares)	1,102,278	4,937,908
Essity AB (B Shares)	222,694	5,073,356
Evolution AB (d)	67,414	5,990,436
Fabege AB	95,525	710,803
Fastighets AB Balder (a)	234,968	993,343
Fortnox AB	179,766	710,854
Getinge AB (B Shares)	83,422	1,497,679
Granges AB	42,092	404,613
H&M Hennes & Mauritz AB (B Shares) (c)	238,817	3,194,225
Hemnet Group AB	36,659	636,137
Hexagon AB (B Shares)	775,059	6,316,449
Hexatronic Group AB (c)	61,092	142,134
HEXPOL AB (B Shares)	97,587	862,878
HMS Networks AB	10,866	359,395
Holmen AB (B Shares)	39,331	1,482,341
Hufvudstaden AB (A Shares)	40,063	426,383
Husqvarna AB (B Shares)	146,774	948,036
Industrivarden AB:
(A Shares)	48,296	1,246,940
(C Shares)	50,364	1,295,821
Indutrade AB	98,201	1,734,416
Instalco AB	81,915	228,813
Intrum AB (c)	30,834	158,003
Investment AB Latour (B Shares)	52,446	905,623
Investor AB:
(A Shares)	137,265	2,492,608
(B Shares)	500,302	9,161,226
INVISIO AB	16,126	242,126
Inwido AB	22,216	226,689
JM AB (B Shares)	24,522	260,983
Kinnevik AB (B Shares) (a)	89,698	763,230
Know IT AB	11,448	143,581
L E Lundbergforetagen AB	26,568	1,082,242
Lifco AB	84,236	1,537,951
Lindab International AB	28,900	444,538
Loomis AB (B Shares)	26,732	693,059
Medicover AB Class B	25,344	285,625
Meko AB	20,764	167,043
MIPS AB	9,989	245,643
Modern Times Group MTG AB (B Shares) (a)	34,943	279,702
Munters Group AB (d)	48,031	584,335
Mycronic AB	27,517	601,494
NCC AB (B Shares)	31,840	325,746
New Wave Group AB (B Shares)	34,752	226,368
Nibe Industrier AB (B Shares)	575,703	3,310,081
Nolato AB (B Shares)	75,555	333,696
Nordnet AB	50,371	710,725
Nordnet AB (B Shares) (a)(b)	492	0
Nyfosa AB	59,729	287,878
OX2 AB (a)	76,312	308,052
Pandox AB	33,799	331,860
Paradox Interactive AB	14,741	279,965
Peab AB	69,106	256,800
Platzer Fastigheter Holding AB	31,004	162,485
Ratos AB (B Shares)	83,260	231,376
Saab AB (B Shares)	29,436	1,508,396
Sagax AB	79,681	1,438,369
Sandvik AB	389,739	6,638,432
Scandic Hotels Group AB (a)(d)	74,237	249,730
Sdiptech AB (a)	11,324	221,764
Sectra AB (B Shares)	50,619	546,892
Securitas AB (B Shares)	178,009	1,423,440
Sinch AB (a)(d)	257,422	405,973
Skandinaviska Enskilda Banken AB (A Shares)	579,197	6,449,676
Skanska AB (B Shares)	122,848	1,841,765
SKF AB (B Shares)	126,653	2,043,477
SkiStar AB	19,775	187,786
SSAB AB:
(A Shares)	110,713	662,942
(B Shares)	213,612	1,238,525
Stillfront Group AB (a)	175,212	181,060
Storskogen Group AB	505,890	298,482
Surgical Science Sweden AB (a)	13,716	155,438
Svenska Cellulosa AB SCA (B Shares)	222,227	3,044,996
Svenska Handelsbanken AB (A Shares)	540,878	4,611,361
Sweco AB (B Shares)	79,561	730,575
Swedbank AB (A Shares)	315,133	5,159,311
Swedish Orphan Biovitrum AB (a)	90,069	1,851,012
Tele2 AB (B Shares)	197,139	1,397,684
Telia Co. AB	911,440	1,932,205
Thule Group AB (d)	38,323	869,631
Trelleborg AB (B Shares)	84,986	2,143,979
Troax Group AB (c)	16,150	258,112
Truecaller AB (B Shares) (a)	89,587	216,214
Vestum AB (a)(c)	316,644	98,320
Vimian Group AB (a)(c)	65,187	147,748
Vitec Software Group AB	11,534	459,605
Vitrolife AB (c)	29,273	380,518
Volvo AB:
(A Shares)	128,074	2,563,213
(B Shares)	488,552	9,668,230
Volvo Car AB (a)(c)	249,606	856,658
Wallenstam AB (B Shares)	134,710	454,245
Wihlborgs Fastigheter AB	101,522	656,201
Xvivo Perfusion AB (a)	8,632	179,407
TOTAL SWEDEN		189,318,017
Switzerland - 3.7%
ABB Ltd. (Reg.)	584,560	19,639,882
Accelleron Industries Ltd.	31,320	769,185
Adecco SA (Reg.)	58,549	2,203,834
Alcon, Inc. (Switzerland)	183,133	13,049,724
Allreal Holding AG	5,352	857,826
ALSO Holding AG	2,507	636,637
Arbonia AG	24,221	206,091
Aryzta AG (a)	401,243	733,543
Autoneum Holding AG (a)(c)	1,400	158,523
Avolta AG (a)	36,982	1,289,176
Bachem Holding AG (B Shares)	12,419	895,604
Baloise Holdings AG	16,775	2,401,039
Banque Cantonale Vaudoise	10,974	1,237,764
Barry Callebaut AG	1,311	1,981,669
Basilea Pharmaceutica AG (a)	5,933	230,237
Belimo Holding AG (Reg.)	3,628	1,519,560
Bell Food Group AG	995	295,333
BKW AG	8,158	1,368,560
Bossard Holding AG	2,244	461,800
Bucher Industries AG	2,500	888,803
Burckhardt Compression Holding AG	1,195	604,298
Burkhalter Holding AG	5,532	515,708
Bystronic AG	565	269,565
Cembra Money Bank AG	11,597	796,166
Clariant AG (Reg.)	80,613	1,140,537
Comet Holding AG	2,930	573,664
Compagnie Financiere Richemont SA Series A	192,487	22,708,753
Daetwyler Holdings AG	2,828	496,800
DKSH Holding AG	13,144	804,838
DocMorris AG (a)(c)	4,400	181,679
Dorma Kaba Holding AG	1,250	568,900
Dottikon ES Holding AG (a)	1,218	267,795
DSM-Firmenich AG	69,869	6,327,531
EFG International	35,765	427,772
Emmi AG	826	779,100
Ems-Chemie Holding AG	2,517	1,715,539
Flughafen Zuerich AG	7,302	1,358,213
Forbo Holding AG (Reg.)	381	418,842
Galenica AG (d)	18,365	1,383,962
Geberit AG (Reg.)	12,176	5,645,948
Georg Fischer AG (Reg.)	30,243	1,559,942
Givaudan SA	3,413	11,331,017
Helvetia Holding AG (Reg.)	13,668	1,830,113
Huber+Suhner AG	7,325	500,063
Idorsia Ltd. (a)(c)	45,339	85,579
Implenia AG	5,321	165,541
INFICON Holding AG	651	704,925
Interroll Holding AG	255	668,581
Intershop Holding AG	414	274,437
IWG PLC (a)	291,563	467,782
Julius Baer Group Ltd.	76,931	4,559,062
Kardex AG	2,411	464,892
Komax Holding AG (Reg.) (c)	1,588	313,882
Kuehne & Nagel International AG	19,869	5,340,483
Landis+Gyr Group AG	8,580	633,844
LEM Holding SA	226	457,143
Leonteq AG	4,188	179,325
Lindt & Spruengli AG	38	4,135,657
Lindt & Spruengli AG (participation certificate)	375	4,143,077
Logitech International SA (Reg.)	61,213	4,788,564
Lonza Group AG	27,500	9,630,610
Medacta Group SA (d)	2,949	337,807
Medartis Holding AG (a)(d)	1,896	149,862
Medmix AG (d)	10,044	208,245
Metall Zug AG	188	269,708
Meyer Burger Technology AG (a)(c)	1,203,386	321,997
Mobilezone Holding AG	22,668	343,889
Mobimo Holding AG	2,657	733,147
Novartis AG	754,324	70,619,486
OC Oerlikon Corp. AG (Reg.)	76,897	305,339
Orior AG	3,675	299,769
Partners Group Holding AG	8,443	8,880,627
PSP Swiss Property AG	16,320	2,004,006
Sandoz Group AG	150,864	3,922,315
Schindler Holding AG:
(participation certificate)	13,142	2,646,748
(Reg.)	10,770	2,089,710
Schweiter Technologies AG	447	249,630
Sensirion Holding AG (a)(c)(d)	3,764	281,374
SFS Group AG	6,926	688,298
SGS SA (Reg.)	54,101	4,399,925
Siegfried Holding AG	1,458	1,153,225
Sig Group AG	112,563	2,473,627
Sika AG	54,153	12,912,423
SKAN Group AG	3,910	292,718
Sonova Holding AG	19,197	4,526,748
St.Galler Kantonalbank AG	1,197	649,392
Stadler Rail AG (c)	22,801	770,018
Straumann Holding AG	41,752	4,908,895
Sulzer AG (Reg.)	7,320	601,115
Swatch Group AG (Bearer)	10,088	2,575,093
Swatch Group AG (Bearer) (Reg.)	21,837	1,053,861
Swiss Life Holding AG	11,182	7,151,858
Swiss Prime Site AG	27,157	2,519,706
Swisscom AG	9,235	5,522,827
Swissquote Group Holding SA	4,269	816,115
Tecan Group AG	4,700	1,345,441
Temenos Group AG	23,322	1,670,087
u-blox Holding AG	2,803	264,076
UBS Group AG	1,210,442	28,236,772
Valiant Holding AG	6,615	719,931
VAT Group AG (d)	9,860	3,476,174
Vetropack Holding AG	7,176	281,234
Vontobel Holdings AG	10,668	621,562
Ypsomed Holding AG	1,841	505,964
Zehnder Group AG	4,531	234,109
Zurich Insurance Group Ltd.	54,361	25,732,806
TOTAL SWITZERLAND		359,812,578
Taiwan - 4.4%
Acbel Polytech, Inc.	271,161	319,557
Accton Technology Corp.	185,000	2,864,233
Acer, Inc.	1,079,000	1,139,501
ADATA Technology Co. Ltd.	131,333	396,192
Adimmune Corp. (a)	181,000	177,791
Advanced Energy Solution Holding Co. Ltd.	14,000	266,374
Advantech Co. Ltd.	169,696	1,741,392
Alchip Technologies Ltd.	26,000	2,130,784
Alexander Marine Co. Ltd.	9,000	101,067
Allied Supreme Corp.	18,341	176,831
Andes Technology Corp.	15,000	179,344
AP Memory Technology Corp.	37,000	410,846
Arcadyan Technology Corp.	68,000	324,455
Ardentec Corp.	326,000	655,589
ASE Technology Holding Co. Ltd.	1,134,718	3,969,567
Asia Cement Corp.	864,000	1,066,110
Asia Optical Co., Inc.	119,000	222,678
Asia Pacific Telecom Co. Ltd. (a)	1,075,723	225,313
Asia Vital Components Co. Ltd.	120,132	1,060,695
ASMedia Technology, Inc.	11,000	449,844
ASPEED Tech, Inc.	12,000	958,274
ASUSTeK Computer, Inc.	266,000	2,786,897
AUO Corp.	2,425,800	1,173,292
AURAS Technology Co. Ltd.	29,000	256,377
Bank of Kaohsiung Co. Ltd.	24,676	8,866
BizLink Holding, Inc.	52,847	411,498
Bora Pharmaceuticals Co. Ltd.	20,782	415,954
Brighton-Best International Taiwan, Inc.	195,000	200,245
Capital Securities Corp.	854,490	376,341
Catcher Technology Co. Ltd.	226,000	1,266,860
Cathay Financial Holding Co. Ltd.	3,454,155	4,683,851
Center Laboratories, Inc.	217,683	307,038
Century Iron & Steel Industrial Co. Ltd.	68,000	316,294
Chailease Holding Co. Ltd.	583,530	3,162,950
Chang Hwa Commercial Bank	1,969,538	1,042,615
Chang Wah Technology Co. Ltd.	220,000	219,647
Charoen Pokphand Enterprise Co. Ltd.	110,000	307,317
Cheng Loong Corp.	366,000	319,516
Cheng Shin Rubber Industry Co. Ltd.	723,000	987,250
Cheng Uei Precision Industries Co. Ltd.	199,000	236,303
Chicony Electronics Co. Ltd.	226,125	869,853
Chicony Power Technology Co. Ltd.	73,000	252,543
Chin-Poon Industrial Co. Ltd.	206,000	221,446
China Airlines Ltd.	1,065,000	637,929
China Bills Finance Corp.	340,000	149,356
China Development Financial Ho (a)	5,860,957	2,047,171
China Metals Products Co. Ltd.	253,000	273,733
China Motor Co. Ltd.	97,800	262,013
China Petrochemical Development Corp. (a)	1,440,532	451,364
China Steel Chemical Corp.	74,000	271,926
China Steel Corp.	4,273,000	3,185,433
Chipbond Technology Corp.	237,000	497,439
ChipMOS TECHNOLOGIES, Inc.	243,000	307,756
Chroma ATE, Inc.	142,000	958,840
Chung Hsin Electric & Machinery Manufacturing Corp.	154,000	444,327
Chung Hung Steel Co. Ltd.	406,000	270,223
Chunghwa Telecom Co. Ltd.	1,354,000	4,838,909
Clevo Co. Ltd.	218,000	210,339
Compal Electronics, Inc.	1,647,000	1,431,515
Compeq Manufacturing Co. Ltd.	401,000	655,166
Coretronic Corp.	125,000	282,195
CTBC Financial Holding Co. Ltd.	6,590,960	4,959,851
CTCI Corp.	257,000	312,639
Delta Electronics, Inc.	728,000	6,555,604
E Ink Holdings, Inc.	315,000	1,637,722
E.SUN Financial Holdings Co. Ltd.	5,117,802	3,768,093
ECLAT Textile Co. Ltd.	71,060	1,130,137
Ecove Environment Corp.	28,000	268,548
EirGenix, Inc. (a)	79,000	259,916
Elan Microelectronics Corp.	111,500	496,661
Elite Material Co. Ltd.	101,000	1,126,085
Elite Semiconductor Memory Technology, Inc.	110,000	286,283
eMemory Technology, Inc.	24,000	1,502,477
Ennoconn Corp.	33,920	261,624
ENNOSTAR, Inc. (a)	252,000	321,344
Episil Technologies, Inc.	113,398	239,812
Eternal Materials Co. Ltd.	364,426	312,879
Etron Technology, Inc.	129,169	163,374
EVA Airways Corp.	948,040	803,332
Evergreen Aviation Technologies Corp.	74,000	214,589
Evergreen International Storage & Transport Corp.	246,000	226,957
Evergreen Marine Corp. (Taiwan)	386,151	1,284,035
Everlight Electronics Co. Ltd.	193,000	264,233
Far Eastern Department Stores Co. Ltd.	352,000	260,132
Far Eastern International Bank	1,239,000	439,884
Far Eastern New Century Corp.	1,132,000	1,030,585
Far EasTone Telecommunications Co. Ltd.	608,000	1,423,098
Faraday Technology Corp.	85,000	800,774
Feng Hsin Iron & Steel Co.	190,000	368,613
Feng Tay Enterprise Co. Ltd.	184,168	1,016,160
First Financial Holding Co. Ltd.	3,906,771	3,123,581
Fitipower Integrated Technology, Inc.	34,553	285,801
FLEXium Interconnect, Inc.	135,940	350,346
FocalTech Systems Co. Ltd.	86,000	214,650
Formosa Chemicals & Fibre Corp.	1,279,000	2,404,554
Formosa International Hotel Corp.	31,000	193,436
Formosa Petrochemical Corp.	399,000	974,021
Formosa Plastics Corp.	1,341,000	3,186,674
Formosa Sumco Technology Corp.	38,000	183,015
Formosa Taffeta Co. Ltd.	334,000	259,591
Fortune Electric Co. Ltd.	47,000	326,612
Foxconn Technology Co. Ltd.	357,010	578,814
Fubon Financial Holding Co. Ltd.	2,827,723	5,254,369
Fulgent Sun International Holding Co. Ltd.	56,000	222,334
Fusheng Precision Co. Ltd.	47,000	293,625
General Interface Solution Holding Ltd.	132,000	227,415
Genius Electronic Optical Co. Ltd.	35,792	422,212
Getac Holdings Corp.	181,000	405,565
Giant Manufacturing Co. Ltd.	118,734	599,925
Gigabyte Technology Co. Ltd.	186,000	1,262,700
Global Brands Manufacture Ltd.	204,000	388,822
Global Unichip Corp.	32,000	1,429,076
GlobalWafers Co. Ltd.	80,000	1,175,087
Gloria Material Technology Corp.	174,000	239,992
Gold Circuit Electronics Ltd.	132,400	723,914
Goldsun Development & Construction Co. Ltd.	436,101	339,069
Grand Pacific Petrochemical Corp.	492,000	240,044
Grape King Bio Ltd.	57,000	260,320
Great Tree Pharmacy Co. Ltd.	28,474	298,182
Great Wall Enterprise Co. Ltd.	274,025	429,860
Greatek Electronics, Inc.	155,000	278,674
Gudeng Precision Industrial Co. Ltd.	23,000	239,280
Gudeng Precision Industrial Co. Ltd. rights 11/27/23 (a)	1,130	1,253
HannStar Display Corp. (a)	836,000	286,228
Highwealth Construction Corp.	429,037	538,651
HIWIN Technologies Corp.	107,218	649,256
Holtek Semiconductor, Inc.	193,000	367,628
Holy Stone Enterprise Co. Ltd.	82,950	243,019
Hon Hai Precision Industry Co. Ltd. (Foxconn)	4,600,600	13,720,900
Hota Industrial Manufacturing Co. Ltd.	131,014	250,548
Hotai Finance Co. Ltd.	97,100	373,059
Hotai Motor Co. Ltd.	112,160	2,091,197
HTC Corp. (a)	269,000	367,997
Hua Nan Financial Holdings Co. Ltd.	3,158,806	1,979,437
Huaku Development Co. Ltd.	97,000	273,792
IBF Financial Holdings Co. Ltd. (a)	976,081	346,162
Innodisk Corp.	34,699	320,246
Innolux Corp.	3,206,003	1,207,627
International CSRC Investment Holdings Co.	387,579	228,356
International Games Systems Co. Ltd.	44,000	847,444
Inventec Corp.	984,000	1,231,771
ITE Tech, Inc.	83,000	418,138
ITEQ Corp.	96,931	227,950
Jentech Precision Industrial Co. Ltd.	30,699	547,033
Kaori Heat Treatment Co. Ltd.	33,000	214,477
Kenda Rubber Industrial Co. Ltd.	267,855	241,275
King Slide Works Co. Ltd.	24,000	523,398
King Yuan Electronics Co. Ltd.	438,000	1,036,911
King's Town Bank Co. Ltd.	341,000	390,759
Kinik Co.	54,000	271,953
Kinpo Electronics, Inc.	473,000	203,603
Kinsus Interconnect Technology Corp.	117,000	344,191
L&K Engineering Co. Ltd.	86,000	338,607
Largan Precision Co. Ltd.	37,000	2,367,908
Lien Hwa Industrial Corp.	340,704	651,424
Lite-On Technology Corp.	768,009	2,389,364
Lotes Co. Ltd.	32,182	821,163
Lotus Pharmaceutical Co. Ltd.	42,000	327,528
LuxNet Corp.	48,000	229,947
M31 Technology Corp.	7,700	208,437
Macronix International Co. Ltd.	707,380	590,644
Makalot Industrial Co. Ltd.	82,701	924,914
Marketech International Corp.	44,000	180,462
MediaTek, Inc.	559,000	14,578,307
Medigen Vaccine Biologics Corp. (a)	106,933	229,370
Mega Financial Holding Co. Ltd.	4,192,218	4,753,390
Merida Industry Co. Ltd.	84,000	430,052
Merry Electronics Co. Ltd.	93,006	254,768
Micro-Star International Co. Ltd.	287,000	1,468,117
Microbio Co. Ltd.	198,126	313,600
MiTAC Holdings Corp.	345,483	393,087
momo.com, Inc.	32,384	533,485
Nan Ya Plastics Corp.	1,697,000	3,244,408
Nan Ya Printed Circuit Board Corp.	85,000	623,428
Nankang Rubber Tire Co. Ltd. (a)	185,000	208,801
Nantex Industry Co. Ltd.	150,000	159,303
Nanya Technology Corp.	460,000	921,488
Nien Made Enterprise Co. Ltd.	67,000	592,315
Novatek Microelectronics Corp.	212,000	2,983,312
Nuvoton Technology Corp.	88,000	346,969
OBI Pharma, Inc. (a)	76,723	190,902
Oneness Biotech Co. Ltd.	111,673	676,214
Orient Semiconductor Electronics Ltd.	202,000	259,791
Pan Jit International, Inc.	137,000	253,317
Pegatron Corp.	728,000	1,697,569
PharmaEssentia Corp. (a)	89,000	885,004
Phihong Technology Co. Ltd. (a)	147,887	240,780
Phison Electronics Corp.	62,000	894,170
PixArt Imaging, Inc.	68,000	270,126
Polaris Group (a)	113,000	255,553
Pou Chen Corp.	860,000	765,982
Powerchip Semiconductor Manufacturing Corp.	1,094,629	899,771
Powertech Technology, Inc.	277,000	899,234
Poya International Co. Ltd.	22,014	338,149
President Chain Store Corp.	209,000	1,661,179
Primax Electronics Ltd.	193,000	411,879
Qisda Corp.	559,000	733,230
Quanta Computer, Inc.	1,006,000	5,935,158
Quanta Storage, Inc.	103,000	218,385
Radiant Opto-Electronics Corp.	171,000	654,935
Raydium Semiconductor Corp.	24,445	271,307
Realtek Semiconductor Corp.	184,000	2,291,403
RichWave Technology Corp. (a)	35,302	125,989
Ruentex Development Co. Ltd.	568,395	569,591
Ruentex Industries Ltd.	280,824	496,691
Sanyang Motor Co. Ltd.	228,000	469,624
SDI Corp.	55,000	171,467
SerComm Corp.	99,000	345,148
Shihlin Electric & Engineering Corp.	90,000	263,842
Shin Kong Financial Holding Co. Ltd. (a)	4,974,410	1,335,337
Shin Zu Shing Co. Ltd.	89,279	255,087
Shinkong Synthetic Fiber Co.	574,000	266,519
Shiny Chemical Industrial Co. Ltd.	56,250	218,194
Sigurd Microelectronics Corp.	234,000	429,320
Simplo Technology Co. Ltd.	66,000	679,453
SINBON Electronics Co. Ltd.	87,000	744,431
Sino-American Silicon Products, Inc.	183,000	925,705
Sinopac Financial Holdings Co.	3,839,619	2,115,980
Sitronix Technology Corp.	45,000	397,477
Solar Applied Materials Technology Corp.	323,000	389,414
Sporton International, Inc.	42,050	277,367
St. Shine Optical Co. Ltd.	31,000	173,762
Standard Foods Corp.	221,714	258,127
Sunonwealth Electric Machine Industry Co. Ltd.	84,000	226,643
Supreme Electronics Co. Ltd.	318,000	545,840
Synnex Technology International Corp.	478,100	1,013,893
Systex Corp.	76,000	235,242
Ta Chen Stainless Pipe Co. Ltd.	685,758	784,546
Ta Ya Electric Wire & Cable Co. Ltd.	319,122	316,631
Taichung Commercial Bank Co. Ltd.	1,422,944	645,389
TaiDoc Technology Corp.	31,000	136,251
TaiMed Biologics, Inc. (a)	78,000	207,598
Tainan Spinning Co. Ltd.	544,000	238,362
Taishin Financial Holdings Co. Ltd.	4,081,557	2,175,290
Taiwan Business Bank	2,296,084	904,568
Taiwan Cement Corp.	2,333,387	2,323,235
Taiwan Cogeneration Corp.	230,404	281,205
Taiwan Cooperative Financial Holding Co. Ltd.	3,666,716	2,845,258
Taiwan Fertilizer Co. Ltd.	287,000	525,455
Taiwan Glass Industry Corp. (a)	432,000	243,584
Taiwan High Speed Rail Corp.	716,000	649,585
Taiwan Hon Chuan Enterprise Co. Ltd.	125,000	388,025
Taiwan Mask Corp.	108,000	227,692
Taiwan Mobile Co. Ltd.	628,000	1,854,479
Taiwan Paiho Ltd.	150,000	265,874
Taiwan Secom Co.	108,000	393,066
Taiwan Semiconductor Co. Ltd.	95,000	229,483
Taiwan Semiconductor Manufacturing Co. Ltd.	9,078,000	148,152,407
Taiwan Surface Mounting Technology Co. Ltd.	109,000	307,799
Taiwan Union Technology Corp.	109,000	359,479
Taiwan-Asia Semiconductor Corp.	217,000	300,793
Tatung Co. Ltd. (a)	630,000	697,671
TCI Co. Ltd.	42,557	227,326
TECO Electric & Machinery Co. Ltd.	485,000	691,716
The Shanghai Commercial & Savings Bank Ltd.	1,400,437	1,854,138
Tong Hsing Electronics Industries Ltd.	84,954	352,345
Tong Yang Industry Co. Ltd.	176,000	398,952
Topco Scientific Co. Ltd.	74,393	388,398
TPK Holding Co. Ltd.	178,000	176,299
Transcend Information, Inc.	118,000	267,413
Tripod Technology Corp.	171,000	874,780
TSEC Corp.	240,911	211,662
TSRC Corp.	318,000	224,788
TTY Biopharm Co. Ltd.	148,000	382,640
Tung Ho Steel Enterprise Corp.	220,040	441,351
TXC Corp.	147,000	435,606
U-Ming Marine Transport Corp.	179,000	245,123
Uni-President Enterprises Corp.	1,748,000	3,664,389
Unimicron Technology Corp.	505,000	2,250,522
Union Bank of Taiwan	886,689	361,020
United Integrated Services Co.	67,000	497,047
United Microelectronics Corp.	4,100,000	5,891,727
United Renewable Energy Co. Ltd.	562,796	259,058
Universal Vision Biotchnology Co. Ltd.	21,260	195,219
USI Corp.	329,000	195,673
Vanguard International Semiconductor Corp.	336,000	729,137
VIA Labs, Inc.	42,000	262,624
Via Technologies, Inc.	73,000	270,068
VisEra Technologies Co. Ltd.	44,000	279,131
Visual Photonics Epitaxy Co. Ltd.	65,000	296,170
Voltronic Power Technology Corp.	25,075	1,004,832
Wafer Works Corp.	252,511	340,470
Waffer Technology Corp.	51,000	171,165
Walsin Lihwa Corp.	1,025,457	1,090,536
Walsin Technology Corp.	133,875	433,380
Wan Hai Lines Ltd.	284,305	406,033
Win Semiconductors Corp.	132,389	592,920
Winbond Electronics Corp.	1,123,363	869,848
Winbond Electronics Corp. rights 11/3/23 (a)	45,160	4,104
WinWay Technology Co. Ltd.	9,000	177,874
Wisdom Marine Lines Co. Ltd.	194,000	250,306
Wistron Corp.	979,829	2,730,150
Wistron NeWeb Corp.	119,460	471,563
Wiwynn Corp.	32,000	1,515,093
Wowprime Corp.	28,587	211,022
WPG Holding Co. Ltd.	608,760	1,346,043
WT Microelectronics Co. Ltd.	185,235	679,019
XinTec, Inc.	74,000	265,178
Yageo Corp.	132,061	2,151,404
Yang Ming Marine Transport Corp.	659,000	858,265
YFY, Inc.	454,000	417,723
Yieh Phui Enterprise Co.	505,996	241,387
Yuanta Financial Holding Co. Ltd.	3,675,301	2,759,190
Yulon Finance Corp.	99,643	551,542
Yulon Motor Co. Ltd.	229,248	526,080
Zhen Ding Technology Holding Ltd.	251,000	758,299
TOTAL TAIWAN		427,426,536
Tanzania - 0.0%
Helios Towers PLC (a)	300,505	221,158
Thailand - 0.6%
Advanced Info Service PCL (For. Reg.)	180,500	1,099,429
Advanced Information Service PCL NVDR	272,600	1,660,412
Airports of Thailand PCL NVDR (a)	1,566,200	2,891,742
Amata Corp. PCL NVDR	679,200	447,341
AP Thailand PCL NVDR	1,361,000	406,839
Asset World Corp. PCL (For. Reg.)	2,400,600	229,718
B. Grimm Power PCL (For. Reg.)	232,200	142,048
Bangchak Corp. PCL:
(For. Reg.)	266,300	304,149
NVDR	338,200	386,267
Bangkok Chain Hospital PCL (For. Reg.)	273,800	152,374
Bangkok Commercial Asset Management PCL (For. Reg.)	444,400	110,094
Bangkok Dusit Medical Services PCL:
(For. Reg.)	1,755,900	1,287,224
NVDR	2,355,300	1,726,636
Bangkok Expressway and Metro PCL (For. Reg.)	2,773,700	605,952
Bangkok Life Assurance PCL NVDR	375,800	241,273
Banpu PCL NVDR	3,021,100	635,075
BEC World PCL NVDR	623,300	93,108
Berli Jucker PCL (For. Reg.)	296,700	232,125
Betagro PCL NVDR	402,000	228,006
Beyond Securities PCL NVDR (a)	665,200	75,470
BTS Group Holdings PCL:
(For. Reg.)	1,364,900	283,877
NVDR	1,890,200	389,754
Bumrungrad Hospital PCL:
(For. Reg.)	93,900	674,907
NVDR	134,300	965,282
Carabao Group PCL NVDR	166,500	311,041
Central Pattana PCL:
(For. Reg.)	494,900	856,185
NVDR	278,600	481,983
Central Plaza Hotel PCL NVDR (a)	262,600	326,966
Central Retail Corp. PCL (For. Reg.)	570,683	580,425
CH. Karnchang PCL (For. Reg.)	388,600	234,402
Charoen Pokphand Foods PCL:
(For. Reg.)	726,960	376,062
NVDR	876,800	453,575
Chularat Hospital PCL (For. Reg.)	1,771,600	154,878
Com7 PCL NVDR	606,200	449,205
CP ALL PCL:
(For. Reg.)	1,152,900	1,762,053
NVDR	1,038,400	1,587,055
CP Axtra PCL NVDR	874,400	683,688
Delta Electronics PCL:
(For. Reg.)	606,800	1,326,386
NVDR	557,700	1,219,179
Dhipaya Group Holdings PCL NVDR	221,500	208,458
Dohome PCL NVDR	543,681	165,501
Eastern Polymer Group PCL NVDR	1,498,500	273,883
Electricity Generating PCL (For. Reg.)	81,000	273,438
Energy Absolute PCL:
(For. Reg.)	372,400	432,877
NVDR	285,400	331,748
Energy Earth PCL (For. Reg.) (a)(b)	7,600	0
Global Power Synergy Public Co. Ltd. (For. Reg.)	180,500	194,863
Gulf Energy Development PCL:
(For. Reg.)	178,500	213,643
NVDR	939,300	1,124,227
Gunkul Engineering PCL (For. Reg.)	1,834,539	115,792
Hana Microelectronics PCL (For. Reg.)	154,400	223,275
Home Product Center PCL:
(For. Reg.)	1,427,700	470,071
NVDR	1,244,100	409,621
i-Tail Corp. PCL	430,700	228,864
Indorama Ventures PCL:
(For. Reg.)	453,900	297,412
NVDR	251,600	164,857
Intouch Holdings PCL (For. Reg.)	287,200	564,158
IRPC PCL:
(For. Reg.)	2,406,200	127,905
NVDR	5,436,600	288,990
Jaymart Group Holdings PCL NVDR	330,800	150,190
JMT Network Services PCL (For. Reg.)	153,238	125,111
Kasikornbank PCL NVDR	250,500	911,072
KCE Electronics PCL (For. Reg.)	228,200	320,432
Krung Thai Bank PCL:
(For. Reg.)	425,800	221,404
NVDR	1,039,800	540,666
Krungthai Card PCL (For. Reg.)	264,900	320,689
Land & House PCL:
(For. Reg.)	1,721,500	359,627
NVDR	2,093,500	437,339
MBK PCL NVDR unit	533,000	236,246
Mega Lifesciences PCL NVDR	199,000	224,496
Minor International PCL:
(For. Reg.)	375,749	291,194
NVDR	885,300	686,080
Muangthai Leasing PCL (For. Reg.)	195,300	197,243
Ngern Tid Lor PCL NVDR	552,300	293,501
Osotspa PCL NVDR	661,000	429,855
Plan B Media PCL NVDR unit	1,484,300	334,606
PTT Exploration and Production PCL:
(For. Reg.)	318,800	1,447,849
NVDR	199,200	904,679
PTT Global Chemical PCL:
(For. Reg.)	432,200	412,799
NVDR	449,600	429,418
PTT Oil & Retail Business PCL:
(For. Reg.)	650,800	329,574
NVDR	812,200	411,309
PTT PCL:
(For. Reg.)	2,370,400	2,181,888
NVDR	1,292,800	1,189,987
Ramkhamhaeng Hospital PCL NVDR	210,700	235,287
Ratch Group PCL NVDR unit	415,600	370,808
Sansiri PCL NVDR	7,862,300	333,135
SCB X PCL:
(For. Reg.)	185,500	505,780
NVDR	184,600	503,326
SCG Packaging PCL NVDR	520,800	518,947
SCGJWD Logistics PCL NVDR	785,000	251,937
Siam Cement PCL:
(For. Reg.)	168,700	1,343,909
NVDR	126,900	1,010,919
Sino-Thai Engineering & Construction PCL (For. Reg.)	490,900	116,168
Srisawad Corp. PCL (For. Reg.)	187,130	216,803
Star Petroleum Refining PCL NVDR	1,326,900	272,052
STARK Corp. PCL NVDR (a)(b)	4,002,200	2,215
Supalai PCL (For. Reg.)	381,875	194,539
Thai Airways International PCL (For. Reg.) (a)(b)	126,000	11,574
Thai Oil PCL:
(For. Reg.)	277,997	361,968
NVDR	242,200	315,358
Thai Union Frozen Products PCL (For. Reg.)	817,400	305,312
Thonburi Healthcare Group PCL NVDR	164,500	285,876
Thoresen Thai Agencies PCL NVDR	1,131,200	161,166
TMBThanachart Bank PCL NVDR	12,942,200	597,890
TOA Paint Thailand PCL NVDR	275,000	164,483
True Corp. PCL	1,902,194	319,025
True Corp. PCL NVDR	1,999,923	335,415
VGI PCL (For. Reg.)	1,548,930	82,362
Vibhavadi Medical Center PCL NVDR	3,485,900	192,066
WHA Corp. PCL:
(For. Reg.)	1,819,200	251,894
NVDR	2,139,700	296,272
TOTAL THAILAND		55,125,508
Turkey - 0.3%
Akbank TAS	1,167,775	1,214,815
Aksa Akrilik Kimya Sanayii	76,821	240,343
Alarko Holding AS	85,453	305,370
Anadolu Efes Biracilik Ve Malt Sanayii A/S	88,508	312,068
Aselsan A/S	574,477	838,613
Bim Birlesik Magazalar A/S JSC	171,525	1,647,459
Borusan Mannesmann Boru Sanayi ve Ticaret A/S (a)	11,465	373,675
Dogan Sirketler Grubu Holding A/S	623,557	301,218
Dogus Otomotiv Servis ve Ticaret A/S	26,987	236,810
Eldorado Gold Corp. (a)	86,058	930,860
Emlak Konut Gayrimenkul Yatirim Ortakligi A/S	906,164	209,908
Enerjisa Enerji A/S (d)	140,511	241,336
Eregli Demir ve Celik Fabrikalari T.A.S. (a)	553,244	739,632
Europower Enerji VE Otomasyon Teknolojileri Sanayi Ticaret A/S	28,976	188,062
Ford Otomotiv Sanayi A/S	28,280	785,210
Girisim Elektrik Taahhut Ticaret Ve Sanayi A/S	64,625	196,710
Haci Omer Sabanci Holding A/S	421,130	795,588
Hektas Ticaret A/S (a)	447,283	346,211
Is Yatirim Menkul Degerler A/S	222,786	333,716
Kardemir Karabuk Demir Celik Sanayi ve Ticaret A/S Class D	331,847	292,483
Koc Holding A/S	285,441	1,378,862
Kontrolmatik Enerji Ve Muhendislik A/S	38,682	358,556
Koza Altin Isletmeleri A/S	382,571	296,662
Koza Anadolu Metal Madencilik Isletmeleri A/S (a)	114,667	212,982
Mavi Jeans Class B (d)	81,508	274,867
Migros Turk Ticaret A/S	41,707	497,346
Odas Elektrik Uretim Ve Sanayi (a)	584,915	243,928
Otokar Otomotiv ve Savunma Sanayi A.S.	19,773	278,938
Oyak Cimento Fabrikalari A/S (a)	144,117	363,101
Pegasus Hava Tasimaciligi A/S (a)	19,832	493,712
Petkim Petrokimya Holding A/S (a)	697,445	484,678
Reysas Logistics (a)	130,493	144,228
Sarkuysan Elektrolitik Bakir Sanayi ve Ticaret A/S	179,214	199,723
Sasa Polyester Sanayi A/S	405,062	611,614
Smart Gunes Enerjisi Teknolojileri ArGE Uretim Sanayi ve Ticaret A/S	67,556	164,481
Sok Marketler Ticaret A/S	143,432	302,876
TAV Havalimanlari Holding A/S (a)	89,845	363,577
Tofas Turk Otomobil Fabrikasi A/S	54,676	464,720
Turk Hava Yollari AO (a)	210,058	1,611,822
Turk Traktor ve Ziraat Makinalari A/S	11,429	292,513
Turkcell Iletisim Hizmet A/S	491,165	832,505
Turkiye Is Bankasi A/S Series C	1,313,635	973,192
Turkiye Petrol Rafinerileri A/S	365,503	1,831,435
Turkiye Sise ve Cam Fabrikalari A/S	546,779	914,026
Yapi ve Kredi Bankasi A/S	1,317,448	802,027
TOTAL TURKEY		24,922,458
United Arab Emirates - 0.4%
Abu Dhabi Commercial Bank PJSC	1,072,675	2,345,108
Abu Dhabi Islamic Bank (a)	539,663	1,513,348
Abu Dhabi National Oil Co. for Distribution PJSC	1,177,404	1,077,070
Air Arabia PJSC	877,965	626,264
Ajman Bank PJSC (a)	443,720	247,652
Al Yah Satellite Communications Co. PJSC (Yahsat)	450,464	311,511
Aldar Properties PJSC	1,409,649	1,995,691
Americana Restaurants International PLC	935,034	941,907
Aramex Co.	367,792	230,308
Dana Gas PJSC	2,837,994	625,858
Dubai Financial Market PJSC (a)	659,545	235,231
Dubai Investments Ltd.	876,382	539,239
Dubai Islamic Bank Pakistan Ltd.	1,070,443	1,573,752
Emaar Properties PJSC	2,494,382	4,543,266
Emirates Central Cooling Systems Corp.	938,963	457,594
Emirates NBD Bank PJSC	693,319	3,199,498
Emirates Telecommunications Corp.	1,294,344	6,505,197
First Abu Dhabi Bank PJSC	1,664,586	5,746,515
Gulf Navigation Holding PJSC (a)	135,622	265,853
Multiply Group (a)	1,458,774	1,350,349
National Central Cooling Co. (a)	404,795	385,729
Network International Holdings PLC (a)(d)	183,026	862,696
NMC Health PLC (a)(b)	17,953	3
Sharjah Islamic Bank	673,479	429,061
TOTAL UNITED ARAB EMIRATES		36,008,700
United Kingdom - 7.2%
3i Group PLC	351,447	8,286,273
4Imprint Group PLC	10,676	651,402
888 Holdings PLC (a)	155,482	154,208
A.G. Barr PLC	46,121	275,524
Abrdn PLC	733,520	1,396,624
Admiral Group PLC	78,122	2,319,711
Advanced Medical Solutions Group PLC	93,983	221,381
AJ Bell PLC	122,125	375,842
Allfunds Group PLC	127,322	649,078
Alpha Financial Markets Consulting PLC	45,475	210,036
Alpha FX Group PLC	13,404	254,154
Alphawave IP Group PLC (a)	96,449	114,884
AngloGold Ashanti PLC	155,194	2,868,643
Ascential PLC (a)	175,606	558,787
Ashmore Group PLC	184,727	380,572
Ashtead Group PLC	160,572	9,180,667
Associated British Foods PLC	126,513	3,115,385
Assura PLC	1,130,963	562,773
Aston Martin Lagonda Global Holdings PLC (a)(c)(d)	106,929	284,367
AstraZeneca PLC (United Kingdom)	571,388	71,539,922
Auction Technology Group PLC (a)	39,709	270,763
Auto Trader Group PLC (d)	338,056	2,557,141
Aviva PLC	1,002,043	4,853,466
B&M European Value Retail SA	353,971	2,275,078
Babcock International Group PLC (a)	99,927	474,651
BAE Systems PLC	1,117,303	15,023,683
Balfour Beatty PLC	217,214	816,327
Barclays PLC	5,762,825	9,249,609
Barratt Developments PLC	357,129	1,796,626
Beazley PLC	250,826	1,568,538
Bellway PLC	45,043	1,143,128
Berkeley Group Holdings PLC	38,588	1,892,956
Big Yellow Group PLC	65,668	762,244
Bodycote PLC	73,109	510,058
BP PLC	6,409,748	39,138,047
Breedon Group PLC	123,605	469,487
Bridgepoint Group PLC (d)	98,993	218,383
British American Tobacco PLC (United Kingdom)	780,233	23,307,469
British Land Co. PLC	323,095	1,168,300
Britvic PLC	102,098	1,039,916
BT Group PLC	2,507,354	3,436,128
Bunzl PLC	123,909	4,415,744
Burberry Group PLC	138,198	2,842,099
Bytes Technology Group PLC	91,574	547,836
Capita Group PLC (a)	675,738	137,736
Central Asia Metals PLC	89,445	178,077
Centrica PLC	2,060,320	3,939,132
Ceres Power Holdings PLC (a)(c)	49,222	118,457
Chemring Group PLC	120,308	408,708
CK Hutchison Holdings Ltd.	976,500	4,943,323
Clarkson PLC	13,426	431,628
Close Brothers Group PLC	58,110	562,920
CNH Industrial NV	381,908	4,228,874
Coats Group PLC	624,216	512,883
Coca-Cola European Partners PLC	75,643	4,425,872
Compass Group PLC	631,105	15,911,032
Computacenter PLC	30,097	938,679
ConvaTec Group PLC (d)	600,586	1,490,624
Craneware PLC	12,091	232,932
Cranswick PLC	21,013	892,376
Crest Nicholson Holdings PLC	93,336	181,512
Croda International PLC	53,244	2,833,241
Currys PLC	423,194	230,233
Custodian (REIT) PLC	216,519	216,061
CVS Group PLC	27,551	490,583
Darktrace PLC (a)	134,639	572,764
DCC PLC (United Kingdom)	36,035	1,999,413
Dechra Pharmaceuticals PLC	41,687	1,929,455
Deliveroo PLC Class A (a)(d)	361,396	571,036
Derwent London PLC	34,844	772,061
Diageo PLC	816,047	30,859,654
Diploma PLC	48,981	1,691,955
Direct Line Insurance Group PLC (a)	492,614	905,905
Discoverie Group PLC	38,946	292,069
Domino's Pizza UK & IRL PLC	141,490	589,871
Dowlais Group PLC	503,895	612,459
Dr. Martens Ltd.	249,044	352,343
Drax Group PLC	152,619	783,926
DS Smith PLC	512,573	1,776,816
Dunelm Group PLC	48,178	571,233
easyJet PLC (a)	112,984	502,615
Elementis PLC (a)	250,280	360,176
Empiric Student Property PLC	257,690	264,662
Entain PLC	242,480	2,742,096
Ergomed PLC (a)	18,205	296,948
Essentra PLC	144,072	260,217
FD Technologies PLC (a)	9,673	100,993
FDM Group Holdings PLC	57,499	305,057
Fever-Tree Drinks PLC	39,923	487,185
Firstgroup PLC	275,167	528,099
Forterra PLC (d)	121,148	198,198
Frasers Group PLC (a)	55,760	544,221
Future PLC	41,747	448,808
Games Workshop Group PLC	12,221	1,466,834
Gamma Communications PLC	37,615	478,222
GB Group PLC	97,238	282,469
Genuit Group PLC	99,832	322,160
Genus PLC	25,177	654,258
Grafton Group PLC unit	78,949	739,936
Grainger Trust PLC	275,790	762,265
Great Portland Estates PLC	95,369	452,073
Greggs PLC	38,300	1,103,276
Halfords Group PLC	97,780	238,406
Halma PLC	138,293	3,101,228
Hammerson PLC	1,479,385	396,305
Harbour Energy PLC	253,275	781,306
Hargreaves Lansdown PLC	131,378	1,128,323
Hays PLC	627,130	732,518
Hill & Smith Holdings PLC	32,939	659,788
Hilton Food Group PLC	51,264	406,877
Hiscox Ltd.	128,389	1,463,753
Home (REIT) PLC (b)	386,246	178,631
Howden Joinery Group PLC	202,240	1,567,301
HSBC Holdings PLC (United Kingdom)	7,243,609	52,301,939
Ibstock PLC (d)	174,679	260,084
IG Group Holdings PLC	149,429	1,158,758
IMI PLC	95,825	1,706,293
Impax Asset Management Group PLC	40,517	189,599
Imperial Brands PLC	315,682	6,725,350
Inchcape PLC	138,048	1,117,484
Indivior PLC (a)	49,073	939,421
Informa PLC	523,907	4,531,346
IntegraFin Holdings PLC	119,642	318,176
InterContinental Hotel Group PLC	62,530	4,431,036
Intermediate Capital Group PLC	106,656	1,691,089
International Distributions Services PLC (a)	266,747	818,974
Intertek Group PLC	58,308	2,709,378
Investec PLC	239,273	1,326,450
IP Group PLC	428,383	228,317
ITM Power PLC (a)(c)	267,577	210,161
ITV PLC	1,325,126	1,028,545
J Sainsbury PLC	608,961	1,904,436
J.D. Wetherspoon PLC (a)	35,205	270,432
JD Sports Fashion PLC	968,569	1,500,990
Jet2 PLC	63,909	778,336
John Wood Group PLC (a)	256,304	442,054
Johnson Matthey PLC	68,593	1,245,568
Johnson Service Group PLC	194,842	302,657
Jupiter Fund Management PLC	198,185	189,094
Just Eat Takeaway.com NV (a)(d)	77,403	943,212
Just Group PLC	393,617	361,687
Kainos Group PLC	32,186	438,932
Keller Group PLC	29,611	278,928
Kingfisher PLC	716,940	1,830,720
Lancashire Holdings Ltd.	93,589	646,116
Land Securities Group PLC	259,817	1,796,871
Learning Technologies Group PLC	240,690	180,940
Legal & General Group PLC	2,246,443	5,772,148
Liontrust Asset Management PLC	26,095	177,299
Lloyds Banking Group PLC	23,907,240	11,635,654
London Stock Exchange Group PLC	156,719	15,812,178
Londonmetric Properity PLC	407,527	819,274
LXI REIT PLC	622,258	648,547
M&G PLC	838,998	2,021,165
Man Group PLC	446,342	1,190,802
Marks & Spencer Group PLC (a)	724,808	1,909,938
Marlowe PLC (a)(c)	32,359	217,892
Marshalls PLC	95,856	239,774
Melrose Industries PLC	505,177	2,867,461
Mitchells & Butlers PLC (a)	106,569	268,644
Mitie Group PLC	524,198	627,579
Mobico Group PLC	208,053	158,049
Molten Ventures PLC (a)	54,093	154,769
Moneysupermarket.com Group PLC	207,335	652,694
Moonpig Group PLC (a)	133,657	267,886
Morgan Advanced Materials PLC	125,752	343,902
Morgan Sindall PLC	17,769	406,030
National Grid PLC	1,317,061	15,703,288
NatWest Group PLC	2,179,641	4,742,500
Next Fifteen Communications Group PLC	34,075	261,752
Next PLC	44,568	3,729,075
Ninety One PLC	148,234	284,850
Ocado Group PLC (a)	219,292	1,240,203
OSB Group PLC	161,661	589,080
Oxford Instruments PLC	23,851	522,394
Oxford Nanopore Technologies Ltd. (a)	205,014	507,339
Pagegroup PLC	125,437	572,649
Paragon Banking Group PLC	93,969	506,656
Pearson PLC	234,495	2,714,452
Pennon Group PLC	98,180	866,953
Pepco Group NV (a)	68,764	278,350
Persimmon PLC	116,286	1,436,013
Petrofac Ltd. (a)(c)	174,294	99,567
Pets At Home Group PLC	197,265	673,262
Phoenix Group Holdings PLC	273,501	1,508,553
Picton Property Income Ltd.	255,133	201,566
Playtech Ltd. (a)	93,279	445,114
Premier Foods PLC	273,694	389,879
Primary Health Properties PLC	519,558	566,768
PZ Cussons PLC Class L	115,823	188,360
QinetiQ Group PLC	203,187	817,450
Quilter PLC (d)	538,164	522,635
Rathbone Brothers PLC	24,763	450,871
Reckitt Benckiser Group PLC	258,453	17,292,305
Redde Northgate PLC	90,015	367,613
Redrow PLC	114,897	679,544
RELX PLC (London Stock Exchange)	689,017	24,065,790
Renew Holdings PLC	50,829	442,963
Renewi PLC (a)	36,786	262,457
Renishaw PLC	14,105	528,719
Rentokil Initial PLC	924,358	4,707,285
Rightmove PLC	304,141	1,748,530
Rolls-Royce Holdings PLC (a)	3,113,250	8,194,780
Rotork PLC	329,610	1,173,028
RS GROUP PLC	171,889	1,414,823
RWS Holdings PLC	116,282	293,411
S4 Capital PLC (a)(c)	197,957	152,665
Safestore Holdings PLC	80,440	668,263
Sage Group PLC	366,662	4,325,569
Savills PLC	52,338	500,962
Schroders PLC	330,612	1,484,004
Segro PLC	434,619	3,765,421
Serco Group PLC	424,277	737,433
Serica Energy PLC	102,249	289,320
Severn Trent PLC	94,560	3,052,619
Shaftesbury Capital PLC	543,034	686,432
Smart Metering Systems PLC	54,529	423,512
Smith & Nephew PLC	323,894	3,624,741
Smiths Group PLC	128,430	2,518,677
Softcat PLC	48,592	747,124
Spectris PLC	38,887	1,465,221
Spirax-Sarco Engineering PLC	26,674	2,655,921
Spire Healthcare Group PLC (d)	134,143	348,099
Spirent Communications PLC	228,832	270,485
SSE PLC	394,666	7,833,449
SSP Group PLC (a)	304,920	667,107
St. James's Place PLC	209,242	1,626,651
Standard Chartered PLC (United Kingdom)	873,029	6,685,076
SThree PLC	63,363	270,321
Subsea 7 SA	83,040	1,088,274
Supermarket Income (REIT) PLC	493,270	435,270
Target Healthcare (REIT) PLC	531,523	465,795
Tate & Lyle PLC	151,187	1,158,608
Taylor Wimpey PLC	1,281,290	1,725,537
Team17 Group PLC (a)	48,087	154,885
Telecom Plus PLC	29,683	557,047
Tesco PLC	2,637,795	8,656,089
The Weir Group PLC	94,382	1,958,212
THG PLC (a)	248,083	210,832
TORM PLC	14,632	446,402
TP ICAP Group PLC	297,552	568,167
Trainline PLC (a)(d)	174,228	551,437
Travis Perkins PLC	80,392	722,681
Tritax Big Box REIT PLC	687,211	1,142,650
Tyman PLC	86,255	254,758
Unilever PLC	913,490	43,263,512
Unite Group PLC	122,628	1,294,484
United Utilities Group PLC	252,543	3,266,282
Urban Logistics REIT PLC	198,223	251,049
Vesuvius PLC	86,287	422,656
Victoria PLC (a)(c)	22,703	88,854
Victrex PLC	33,735	564,614
Virgin Money UK PLC	443,172	802,324
Vistry Group PLC	127,223	1,093,257
Vodafone Group PLC	8,559,786	7,879,621
Volex PLC	70,037	240,482
Volution Group PLC	77,081	339,713
Warehouse (REIT) PLC	195,802	172,541
Watches of Switzerland Group PLC (a)(d)	89,869	547,249
WH Smith PLC	50,967	718,595
Whitbread PLC	72,924	2,949,789
Wickes Group PLC	140,521	218,619
Wise PLC (a)	234,270	1,895,253
Workspace Group PLC	58,233	341,298
WPP PLC	412,536	3,552,443
Yellow Cake PLC (a)(d)	77,916	522,761
YouGov PLC	37,558	388,024
TOTAL UNITED KINGDOM		712,413,978
United States of America - 3.9%
Bausch Health Cos., Inc. (Canada) (a)	106,148	723,930
Brookfield Renewable Corp.	49,796	1,132,911
BRP, Inc.	13,371	903,742
Burford Capital Ltd.	68,798	850,421
Carnival PLC (a)	50,915	522,559
CRH PLC	268,487	14,427,161
CSL Ltd.	178,493	26,379,860
CyberArk Software Ltd. (a)	15,324	2,507,619
Diversified Gas & Oil PLC	421,577	342,543
Energy Fuels, Inc. (a)(c)	61,026	488,032
Experian PLC	336,924	10,201,001
Ferrovial SE	182,077	5,479,127
Ferrovial SE rights (a)(e)	182,077	82,380
Fiverr International Ltd. (a)(c)	12,068	255,480
GSK PLC	1,502,120	26,777,954
Haleon PLC	2,020,003	8,096,355
Holcim AG	191,422	11,801,183
InMode Ltd. (a)(c)	27,697	529,013
James Hardie Industries PLC CDI (a)	163,661	4,083,249
JBS SA	297,100	1,180,327
JS Global Lifestyle Co. Ltd. (c)(d)	580,500	91,423
Legend Biotech Corp. ADR (a)	21,854	1,443,894
Maxeon Solar Technologies Ltd. (a)(c)	12,384	77,276
MDA Ltd. (a)	44,400	367,239
Monday.com Ltd. (a)	8,556	1,112,194
Nestle SA (Reg. S)	979,907	105,671,976
Parade Technologies Ltd.	29,000	950,087
PolyPeptide Group AG (a)(d)	6,049	113,180
Primo Water Corp.	62,317	813,860
QIAGEN NV (Germany) (a)	85,599	3,180,899
REC Silicon ASA (a)	114,194	148,276
Reliance Worldwide Corp. Ltd.	295,752	659,220
Resolute Forest Products, Inc. rights (a)(b)	19,734	0
RHI Magnesita NV	11,055	344,788
Roche Holding AG:
(Bearer)	18,545	5,039,657
(participation certificate)	251,103	64,711,664
Sanofi SA	419,219	38,067,693
Schneider Electric SA	199,991	30,770,070
Sims Ltd.	65,587	522,819
Swiss Re Ltd.	110,510	12,041,721
Tenaris SA	171,309	2,689,929
Titan Cement International Trading SA	18,584	348,048
Vobile Group Ltd. (a)	588,000	151,441
TOTAL UNITED STATES OF AMERICA		386,082,201
Vietnam - 0.0%
XP Power PLC	11,029	146,921
Zambia - 0.0%
First Quantum Minerals Ltd.	219,618	2,544,987
TOTAL COMMON STOCKS (Cost $9,914,770,644)		9,377,774,654

Nonconvertible Preferred Stocks - 0.8%
	Shares	Value ($)
Brazil - 0.4%
Alpargatas SA (PN)	84,600	138,434
Azul SA (a)	109,400	279,481
Banco ABC Brasil SA Series A	50,089	185,881
Banco Bradesco SA (PN)	1,815,952	5,038,958
Banco do Estado Rio Grande do Sul SA Class B	98,700	213,384
Banco Pan SA	175,500	244,710
Bradespar SA (PN)	121,756	539,501
Centrais Eletricas Brasileiras SA (Electrobras) (PN-B)	160,711	1,225,634
Companhia Energetica de Minas Gerais (CEMIG) (PN)	516,394	1,202,453
Gerdau SA	429,418	1,854,203
Itau Unibanco Holding SA	1,767,260	9,401,084
Itausa-Investimentos Itau SA (PN)	1,844,969	3,161,706
Marcopolo SA (PN)	233,700	242,889
Metalurgica Gerdau SA (PN)	274,200	561,806
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.)	1,844,386	12,708,676
Unipar Carbocloro SA	20,990	296,089
Usinas Siderurgicas de Minas Gerais SA - Usiminas (PN-A) (non-vtg.)	229,200	300,493
TOTAL BRAZIL		37,595,382
Chile - 0.0%
Embotelladora Andina SA Class B	173,369	352,549
Sociedad Quimica y Minera de Chile SA (PN-B)	53,559	2,591,178
TOTAL CHILE		2,943,727
Colombia - 0.0%
Bancolombia SA (PN)	157,123	1,007,786
Germany - 0.3%
Bayerische Motoren Werke AG (BMW) (non-vtg.)	29,752	2,523,169
Dr. Ing. h.c. F. Porsche AG Series F (d)	42,314	3,695,517
Draegerwerk AG & Co. KGaA (non-vtg.)	4,700	236,469
Fuchs Petrolub AG	25,725	1,043,056
Henkel AG & Co. KGaA	57,610	4,149,962
Jungheinrich AG	17,764	476,293
Porsche Automobil Holding SE (Germany)	54,405	2,435,065
Sartorius AG (non-vtg.)	9,871	2,466,992
Sixt SE Preference Shares	3,957	227,349
Sto SE & Co. KGaA	1,328	172,553
Volkswagen AG	74,054	7,853,480
TOTAL GERMANY		25,279,905
Italy - 0.0%
Danieli & C. Officine Meccaniche SpA	21,368	430,937
Korea (South) - 0.1%
Daishin Securities Co. Ltd.	17,082	168,041
Hyundai Motor Co. Ltd.	6,122	451,421
Hyundai Motor Co. Ltd. Series 2	25,493	1,891,121
LG Chemical Ltd.	4,548	948,469
LG H & H Co. Ltd.	1,095	114,902
Samsung Electronics Co. Ltd.	272,954	10,881,460
TOTAL KOREA (SOUTH)		14,455,414
Russia - 0.0%
Surgutneftegas OJSC (b)	1,961,555	34,136
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $96,645,180)		81,747,287

Government Obligations - 0.1%
	Principal Amount (f)	Value ($)
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 5.42% 2/22/24 (g) (Cost $11,013,799)	11,200,000	11,013,148

Money Market Funds - 4.6%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (h)	342,319,651	342,388,114
Fidelity Securities Lending Cash Central Fund 5.40% (h)(i)	105,462,569	105,473,115
TOTAL MONEY MARKET FUNDS (Cost $447,861,229)		447,861,229

TOTAL INVESTMENT IN SECURITIES - 100.8% (Cost $10,470,290,852)	9,918,396,318
NET OTHER ASSETS (LIABILITIES) - (0.8)%	(73,985,895)
NET ASSETS - 100.0%	9,844,410,423

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE MSCI EAFE Index Contracts (United States)	2,557	Dec 2023	252,388,685	(11,335,582)	(11,335,582)
ICE MSCI Emerging Markets Index Contracts (United States)	2,451	Dec 2023	112,647,960	(5,508,458)	(5,508,458)
TME S&P/TSX 60 Index Contracts (Canada)	178	Dec 2023	29,137,191	(1,387,036)	(1,387,036)

TOTAL FUTURES CONTRACTS					(18,231,076)
The notional amount of futures purchased as a percentage of Net Assets is 4.0%

Legend

(a)	Non-income producing
(b)	Level 3 security
(c)	Security or a portion of the security is on loan at period end.
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $238,289,593 or 2.4% of net assets.

(e)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(f)	Amount is stated in United States dollars unless otherwise noted.
(g)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $11,013,148.
(h)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(i)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	50,479,298	1,739,261,267	1,447,352,451	9,053,534	-	-	342,388,114	0.8%
Fidelity Securities Lending Cash Central Fund 5.40%	54,404,001	308,357,932	257,288,818	2,014,280	-	-	105,473,115	0.4%
Total	104,883,299	2,047,619,199	1,704,641,269	11,067,814	-	-	447,861,229

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	496,219,701	119,226,054	376,332,980	660,667
Consumer Discretionary	1,116,164,985	338,032,045	778,059,467	73,473
Consumer Staples	777,544,447	198,585,322	578,947,418	11,707
Energy	560,293,960	238,177,573	320,175,350	1,941,037
Financials	1,873,887,906	788,826,920	1,084,826,173	234,813
Health Care	870,439,130	154,583,395	715,439,347	416,388
Industrials	1,309,330,041	480,868,286	828,419,279	42,476
Information Technology	1,088,330,410	139,207,377	949,123,032	1
Materials	787,244,215	318,759,412	467,525,943	958,860
Real Estate	280,043,500	98,499,991	181,354,589	188,920
Utilities	300,023,646	125,044,282	174,855,089	124,275

Government Obligations	11,013,148	-	11,013,148	-

Money Market Funds	447,861,229	447,861,229	-	-
Total Investments in Securities:	9,918,396,318	3,447,671,886	6,466,071,815	4,652,617
Derivative Instruments: Liabilities
Futures Contracts	(18,231,076)	(18,231,076)	-	-
Total Liabilities	(18,231,076)	(18,231,076)	-	-
Total Derivative Instruments:	(18,231,076)	(18,231,076)	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	0	(18,231,076)
Total Equity Risk	0	(18,231,076)
Total Value of Derivatives	0	(18,231,076)

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Financial Statements
Statement of Assets and Liabilities
		October 31, 2023

Assets
Investment in securities, at value (including securities loaned of $99,738,846) - See accompanying schedule:
Unaffiliated issuers (cost $10,022,429,623)	$9,470,535,089
Fidelity Central Funds (cost $447,861,229)	447,861,229

Total Investment in Securities (cost $10,470,290,852)		$9,918,396,318
Segregated cash with brokers for derivative instruments		1,214,158
Cash		496,596
Foreign currency held at value (cost $12,291,319)		12,185,005
Receivable for investments sold		1,101,075
Receivable for fund shares sold		11,829,959
Dividends receivable		20,041,385
Reclaims receivable		16,684,113
Distributions receivable from Fidelity Central Funds		1,525,891
Receivable for daily variation margin on futures contracts		51,604
Other receivables		2,986
Total assets		9,983,529,090
Liabilities
Payable for investments purchased
Regular delivery	$2,056
Delayed delivery	144,222
Payable for fund shares redeemed	18,954,859
Accrued management fee	499,264
Deferred taxes	14,039,314
Other payables and accrued expenses	4,554
Collateral on securities loaned	105,474,398
Total Liabilities		139,118,667
Net Assets		$9,844,410,423
Net Assets consist of:
Paid in capital		$10,497,484,341
Total accumulated earnings (loss)		(653,073,918)
Net Assets		$9,844,410,423
Net Asset Value, offering price and redemption price per share ($9,844,410,423 ÷ 831,023,396 shares)		$11.85

Statement of Operations
		Year ended October 31, 2023
Investment Income
Dividends		$321,438,569
Interest		528,773
Income from Fidelity Central Funds (including $2,014,280 from security lending)		11,067,814
Income before foreign taxes withheld		$333,035,156
Less foreign taxes withheld		(31,810,788)
Total Income		301,224,368
Expenses
Management fee	$5,862,061
Independent trustees' fees and expenses	33,077
Total expenses before reductions	5,895,138
Expense reductions	(64,151)
Total expenses after reductions		5,830,987
Net Investment income (loss)		295,393,381
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $281,920)	(140,076,696)
Redemptions in-kind	17,381,109
Foreign currency transactions	(1,170,960)
Futures contracts	21,721,656
Total net realized gain (loss)		(102,144,891)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers(net of increase in deferred foreign taxes of $3,350,951)	762,361,318
Assets and liabilities in foreign currencies	1,088,396
Futures contracts	(20,969,354)
Total change in net unrealized appreciation (depreciation)		742,480,360
Net gain (loss)		640,335,469
Net increase (decrease) in net assets resulting from operations		$935,728,850
Statement of Changes in Net Assets

	Year ended October 31, 2023	Year ended October 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$295,393,381	$257,868,708
Net realized gain (loss)	(102,144,891)	(81,766,221)
Change in net unrealized appreciation (depreciation)	742,480,360	(2,621,790,004)
Net increase (decrease) in net assets resulting from operations	935,728,850	(2,445,687,517)
Distributions to shareholders	(218,213,495)	(217,671,505)

Share transactions
Proceeds from sales of shares	3,690,276,965	3,856,408,422
Reinvestment of distributions	204,119,321	206,193,841
Cost of shares redeemed	(2,786,350,539)	(1,938,049,642)

Net increase (decrease) in net assets resulting from share transactions	1,108,045,747	2,124,552,621
Total increase (decrease) in net assets	1,825,561,102	(538,806,401)

Net Assets
Beginning of period	8,018,849,321	8,557,655,722
End of period	$9,844,410,423	$8,018,849,321

Other Information
Shares
Sold	296,975,955	300,730,591
Issued in reinvestment of distributions	17,551,102	14,892,066
Redeemed	(224,337,969)	(152,548,294)
Net increase (decrease)	90,189,088	163,074,363

Financial Highlights
Fidelity® Total International Index Fund

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$10.82	$14.81	$11.54	$12.09	$11.14
Income from Investment Operations
Net investment income (loss) A,B	.38	.38	.35	.27	.37
Net realized and unrealized gain (loss)	.94	(4.00)	3.14	(.50)	.81
Total from investment operations	1.32	(3.62)	3.49	(.23)	1.18
Distributions from net investment income	(.29)	(.37)	(.22)	(.32)	(.23)
Total distributions	(.29)	(.37)	(.22)	(.32)	(.23)
Net asset value, end of period	$11.85	$10.82	$14.81	$11.54	$12.09
Total Return C	12.29%	(25.01)%	30.47%	(1.97)%	10.88%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.06%	.06%	.06%	.06%	.06%
Expenses net of fee waivers, if any	.06%	.06%	.06%	.06%	.06%
Expenses net of all reductions	.06%	.06%	.06%	.06%	.06%
Net investment income (loss)	3.02%	3.04%	2.47%	2.41%	3.25%
Supplemental Data
Net assets, end of period (000 omitted)	$9,844,410	$8,018,849	$8,557,656	$4,656,266	$3,254,707
Portfolio turnover rate F	4% G	3% G	5%	4%	4%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

GPortfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended October 31, 2023

1. Organization.
Fidelity Total International Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Deferred taxes on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), redemptions in-kind, partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,241,031,281
Gross unrealized depreciation	(1,884,910,157)
Net unrealized appreciation (depreciation)	$(643,878,876)
Tax Cost	$10,560,888,158

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$267,547,117
Capital loss carryforward	$(262,042,341)
Net unrealized appreciation (depreciation) on securities and other investments	$(644,598,338)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(67,451,012)
Long-term	(194,591,329)
Total capital loss carryforward	$(262,042,341)

The tax character of distributions paid was as follows:

	October 31, 2023	October 31, 2022
Ordinary Income	$218,213,495	$217,671,505

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Total International Index Fund	1,299,900,474	351,490,871

Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the "Net realized gain (loss) on: Redemptions in-kind" line in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity Total International Index Fund	4,412,954	17,381,109	56,088,646

Prior Fiscal Year Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity Total International Index Fund	13,066,155	51,582,020	176,131,768

6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is based on an annual rate of .06% of the Fund's average net assets. Under the management contract, the investment adviser pays all other operating expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Total International Index Fund	$209,963	$4,773	$16,660
9. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $64,151.
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Total International Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Total International Index Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the "Fund") as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statement of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the five years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 13, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Laura M. Bishop, Jonathan Chiel, Robert W. Helm, Christine J. Thompson, and Carol J. Zierhoffer, each of the Trustees oversees 313 funds. Mr. Chiel oversees 191 funds. Ms. Bishop, Mr. Helm, Ms. Thompson, and Ms. Zierhoffer each oversees 229 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is General Counsel (2012-present) and Head of Legal, Risk and Compliance (2022-present). Mr Chiel serves as Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present) and Director and President for OH Company LLC (holding company, 2018-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
Christine J. Thompson (1958)
Year of Election or Appointment: 2023
Trustee
Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity® funds.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).
Laura M. Bishop (1961)
Year of Election or Appointment: 2023
Trustee
Ms. Bishop also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity® funds (2022-2023).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Robert W. Helm (1957)
Year of Election or Appointment: 2023
Trustee
Mr. Helm also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity® funds (2021-2023).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Trustee
Ms. Zierhoffer also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity® funds (2023).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter is a Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments. Mr. Carter serves as Chief Legal Officer of Fidelity Investments Institutional Operations Company LLC - Shareholder Division (transfer agent, 2020-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Robin Foley (1964)
Year of Election or Appointment: 2023
Vice President
Ms. Foley also serves as Vice President of other funds. Ms. Foley serves as Head of Fidelity's Fixed Income division (2023-present) and is an employee of Fidelity Investments. Previously, Ms. Foley served as Chief Investment Officer of Bonds (2017-2023).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia is a Senior Vice President of Asset Management Compliance (2019-present) and is an employee of Fidelity Investments. Mr. Gouveia serves as Compliance Officer of Fidelity Management Trust Company (2023-present). Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2023 to October 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period- C May 1, 2023 to October 31, 2023

Fidelity® Total International Index Fund	.06%
Actual		$ 1,000	$ 931.60	$ .29
Hypothetical-B		$ 1,000	$ 1,024.90	$ .31

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund designates $2,643,722 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 90.46% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.3288 and $0.0348 for the dividend paid December 19, 2022.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Total International Index Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreement (Sub-Advisory Agreement) for the fund with Geode Capital Management, LLC (Geode) (together, the Advisory Contracts). FMR and Geode are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board's Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of the fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its September 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by Fidelity and Geode from their respective relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered the Investment Advisers' staffing as it relates to the fund, including the backgrounds and experience of investment personnel of Fidelity and Geode, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and with senior management of Geode. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of the fund.
The Trustees also discussed with representatives of Fidelity, at meetings throughout the year, Fidelity's role in, among other things, overseeing compliance with federal securities laws and other applicable requirements by Geode with respect to the fund and monitoring and overseeing the performance and investment capabilities of Geode. The Trustees considered that the Board had received from Fidelity periodic reports about its oversight and due diligence processes, as well as periodic reports regarding the performance of Geode.
The Board also considered the nature, extent and quality of services provided by Geode. The Trustees noted that under the Sub-Advisory Agreement, subject to oversight by Fidelity, Geode is responsible for, among other things, identifying investments and arranging for execution of portfolio transactions to implement the fund's investment strategy. In addition, the Trustees noted that Geode is responsible for providing such reporting as may be requested by Fidelity to fulfill its oversight responsibilities discussed above.
Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staffs, including their size, education, experience, and resources, as well as Fidelity's and Geode's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization and that Fidelity's and Geode's analysts have extensive resources, tools and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's and Geode's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and by FMR's affiliates under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against the securities market index the fund seeks to track (benchmark index). The Board also periodically considers the fund's tracking error versus its benchmark index. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds over different time periods and discussed with the Investment Advisers the reasons for such underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that an index fund's performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) of the fund compared to the fund's benchmark index, over appropriate time periods taking into account relevant factors including the following: general market conditions; the characteristics of the fund's benchmark index; the extent to which statistical sampling is employed; any securities lending revenues; and fund cash flows and other factors.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and total expense ratio, the Board considered the fund's unitary (subject to certain limited exceptions) fee rate as well as fund expenses paid by FMR under the fund's management contract, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for 2022 and below the competitive median of the asset size peer group for 2022. Further, the information provided to the Board indicated that the total expense ratio of the fund ranked below the competitive median of the similar sales load structure group for 2022 and below the competitive median of the total expense asset size peer group for 2022.
Fees Charged to Other Clients. The Board also considered fee structures and other information with respect to clients of Fidelity and Geode, such as other funds advised or subadvised by Fidelity or Geode, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's and Geode's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's and Geode's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
The Board also considered information regarding the profitability of Geode's relationship with the fund.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to the fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and Fidelity's views regarding portfolio manager investment in the Fidelity funds that they manage; (iii) hiring, training, and retaining personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends and market conditions; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons; (x) information concerning expense limitations applicable to certain funds; and (xi) matters related to money market funds, exchange-traded funds, and target date funds.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through September 30, 2024.
Proxy Voting Results
A special meeting of shareholders was held on October 18, 2023. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Abigail P. Johnson
Affirmative	378,729,502,260.010	97.580
Withheld	9,407,876,478.960	2.420
TOTAL	388,137,378,738.970	100.000
Jennifer Toolin McAuliffe
Affirmative	378,454,868,010.950	97.510
Withheld	9,682,510,728.020	2.490
TOTAL	388,137,378,738.970	100.000
Christine J. Thompson
Affirmative	378,837,121,274.520	97.600
Withheld	9,300,257,464.450	2.400
TOTAL	388,137,378,738.970	100.000
Elizabeth S. Acton
Affirmative	378,262,110,794.850	97.460
Withheld	9,875,267,944.120	2.540
TOTAL	388,137,378,738.970	100.000
Laura M. Bishop
Affirmative	380,482,113,171.060	98.030
Withheld	7,655,265,567.910	1.970
TOTAL	388,137,378,738.970	100.000
Ann E. Dunwoody
Affirmative	380,016,034,008.120	97.910
Withheld	8,121,344,730.850	2.090
TOTAL	388,137,378,738.970	100.000
John Engler
Affirmative	379,432,488,394.200	97.760
Withheld	8,704,890,344.770	2.240
TOTAL	388,137,378,738.970	100.000
Robert F. Gartland
Affirmative	378,741,819,600.600	97.580
Withheld	9,395,559,138.370	2.420
TOTAL	388,137,378,738.970	100.000
Robert W. Helm
Affirmative	380,389,324,755.070	98.000
Withheld	7,748,053,983.900	2.000
TOTAL	388,137,378,738.970	100.000
Arthur E. Johnson
Affirmative	378,427,694,151.670	97.500
Withheld	9,709,684,587.300	2.500
TOTAL	388,137,378,738.970	100.000
Michael E. Kenneally
Affirmative	377,842,228,145.180	97.350
Withheld	10,295,150,593.790	2.650
TOTAL	388,137,378,738.970	100.000
Mark A. Murray
Affirmative	380,158,432,703.370	97.940
Withheld	7,978,946,035.600	2.060
TOTAL	388,137,378,738.970	100.000
Carol J. Zierhoffer
Affirmative	380,522,113,360.240	98.040
Withheld	7,615,265,378.730	1.960
TOTAL	388,137,378,738.970	100.000

Proposal 1 reflects trust wide proposal and voting results.

1.9879613.107
TI1-I-ANN-1223
Fidelity® SAI International Quality Index Fund

Annual Report
October 31, 2023

Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity® SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers.

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
The funds or securities referred to herein are not sponsored, endorsed, or promoted by Fidelity Product Services LLC (FPS), and FPS bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the relationship between FPS and any related funds.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2023	Past 1 year	Life of Fund A
Fidelity® SAI International Quality Index Fund	13.13%	6.89%

A   From May 12, 2020
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI International Quality Index Fund on May 12, 2020, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Fidelity International Quality Focus Index℠ and MSCI ACWI (All Country World Index) ex USA Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
International (non-U.S.) equities gained 12.27% for the 12 months ending October 31, 2023, according to the MSCI ACWI (All Country World Index) ex USA Index, as global economic expansion and a slowing in the pace of inflation in some markets provided a favorable backdrop for risk assets. After returning -15.86% in 2022, the index's upturn has been largely driven by a narrow set of companies in the information technology and communication services sectors, in part due to excitement for generative artificial intelligence applications. The index gained 14.07% year to date through July, including strong gains in both June (+4.50%) and July (+4.07%). The rally for international equities sputtered for the next three months (-11.33%) amid a stalling pattern in disinflationary trends, heightened global recession and geopolitical risks, soaring yields on longer-term U.S. government bonds and particularly weak economic conditions in the eurozone and China. The three-month decline left non-U.S. stocks up 1.15% year to date through October. For the full 12 months, nearly all regions advanced, with Europe ex U.K. (+18%) and Japan (+17%) leading, whereas Canada (-0.38%) lagged by the widest margin. Each of the 11 sectors advanced, with information technology (+21%) and consumer discretionary (+19%) leading the way. Energy and industrials each rose about 14%. Conversely, four defensive-oriented sectors lagged by the widest margin: real estate (+4%), health care (+6%), consumer staples (+7%) and utilities (+8%).
Comments from the Geode Capital Management, LLC, passive equity index team:
For the fiscal year ending October 31, 2023, the fund gained 13.13%, versus 12.72% for the benchmark Fidelity International Quality Focus Index. (The fund's relative performance can be affected by Fidelity's methodologies for valuing certain foreign stocks and for incorporating foreign exchange rates, which differ from those used by the index, as well as by local tax laws or regulations, which vary by country.) From a regional standpoint, Europe ex U.K. gained approximately 15% and contributed most, followed by Japan (+8%). By sector, information technology gained roughly 17% and contributed, driven by the semiconductors & semiconductor equipment industry (+41%). Materials stocks also helped (+25%). Health care rose about 12%, boosted by pharmaceuticals, biotechnology & life sciences (+14%). Industrials gained 12%, lifted by capital goods (+12%), and financials advanced roughly 10%. Other notable contributors included the consumer discretionary (+19%), communication services (+7%) and consumer staples (+13%) sectors. Conversely, from a sector standpoint, energy returned approximately -4% and detracted. Utilities (+3%) also hurt. Turning to individual stocks, the top contributor was Novo-Nordisk (+79%), from the pharmaceuticals, biotechnology & life sciences category. In software & services, SAP gained 46% and contributed. ASML Holding (+28%), from the semiconductors & semiconductor equipment industry, also helped. Lastly, another notable contributor was L'Oreal (+35%), a stock in the household & personal products industry. In contrast, the biggest individual detractor was Richemont (-28%), from the consumer durables & apparel industry. Another notable detractor was Adyen (-53%), a stock in the financial services category. Roche Holdings (-20%) and Genmab (-27%), within the pharmaceuticals, biotechnology & life sciences group, also hindered the fund's performance. Lastly, Unilever (-9%), from the household & personal products industry, also hurt.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary October 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	4.2
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	3.5
Novartis AG (Switzerland, Pharmaceuticals)	3.4
TotalEnergies SE (France, Oil, Gas & Consumable Fuels)	3.3
Roche Holding AG (participation certificate) (United States of America, Pharmaceuticals)	3.1
BHP Group Ltd. (Australia, Metals & Mining)	3.0
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	2.9
Unilever PLC (United Kingdom, Personal Care Products)	2.8
L'Oreal SA (France, Personal Care Products)	2.7
Keyence Corp. (Japan, Electronic Equipment, Instruments & Components)	2.5
31.4

Market Sectors (% of Fund's net assets)

Health Care	19.2
Consumer Staples	12.8
Industrials	12.2
Consumer Discretionary	11.7
Financials	11.0
Materials	10.7
Information Technology	9.3
Communication Services	5.6
Energy	4.6
Real Estate	1.0
Utilities	1.0

Asset Allocation (% of Fund's net assets)

Futures - 1%

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Schedule of Investments October 31, 2023
Showing Percentage of Net Assets
Common Stocks - 99.1%
	Shares	Value ($)
Australia - 8.5%
Altium Ltd.	10,814	272,767
BHP Group Ltd.	294,223	8,328,711
Fortescue Metals Group Ltd.	151,160	2,150,376
JB Hi-Fi Ltd.	9,760	280,551
Medibank Private Ltd.	245,828	536,465
NIB Holdings Ltd.	43,153	198,876
Pilbara Minerals Ltd.	232,834	546,927
Pro Medicus Ltd.	4,476	213,205
REA Group Ltd.	4,599	422,210
Rio Tinto Ltd.	33,136	2,475,196
Rio Tinto PLC	94,701	6,041,973
Sonic Healthcare Ltd.	41,929	767,765
Technology One Ltd.	24,915	231,057
Telstra Group Ltd.	357,180	866,119
Whitehaven Coal Ltd.	77,958	367,205
TOTAL AUSTRALIA		23,699,403
Denmark - 5.9%
Carlsberg A/S Series B	8,421	1,003,558
Genmab A/S (a)	5,890	1,665,002
Novo Nordisk A/S Series B	120,346	11,610,524
Novozymes A/S Series B	18,663	837,669
Pandora A/S	7,945	899,054
Ringkjoebing Landbobank A/S	2,454	334,158
TOTAL DENMARK		16,349,965
Finland - 0.9%
Elisa Corp. (A Shares)	13,444	570,142
Kone OYJ (B Shares)	36,003	1,557,695
Orion Oyj (B Shares)	9,560	379,733
TOTAL FINLAND		2,507,570
France - 13.0%
Gaztransport et Technigaz SA	1,953	249,423
Hermes International SCA	3,110	5,790,300
Ipsen SA	3,591	423,660
Kering SA	5,453	2,217,744
L'Oreal SA	17,708	7,443,216
La Francaise des Jeux SAEM (b)	11,082	356,701
Legrand SA	23,817	2,060,323
LVMH Moet Hennessy Louis Vuitton SE	11,399	8,160,893
Remy Cointreau SA	2,085	236,388
TotalEnergies SE	135,297	9,045,617
TOTAL FRANCE		35,984,265
Germany - 1.7%
Deutsche Borse AG	16,961	2,791,721
Hannover Reuck SE	5,382	1,186,205
Nemetschek SE	4,949	368,652
Rational AG	456	259,340
TeamViewer AG (a)(b)	13,320	204,291
TOTAL GERMANY		4,810,209
Hong Kong - 1.6%
CK Infrastructure Holdings Ltd.	53,500	247,975
Hong Kong Exchanges and Clearing Ltd.	106,400	3,722,154
Power Assets Holdings Ltd.	122,000	583,261
TOTAL HONG KONG		4,553,390
Israel - 0.5%
Mizrahi Tefahot Bank Ltd.	13,325	412,079
NICE Ltd. (a)	5,681	877,871
TOTAL ISRAEL		1,289,950
Italy - 1.9%
Azimut Holding SpA	10,230	215,188
Ferrari NV (Italy)	11,425	3,451,350
FinecoBank SpA	54,507	641,045
Snam SpA	183,002	839,164
TOTAL ITALY		5,146,747
Japan - 22.0%
Advantest Corp.	64,500	1,661,432
Astellas Pharma, Inc.	161,500	2,042,955
BayCurrent Consulting, Inc.	12,200	306,302
Capcom Co. Ltd.	14,300	460,307
Chugai Pharmaceutical Co. Ltd.	57,000	1,690,424
Daito Trust Construction Co. Ltd.	6,100	654,325
Daiwa House Industry Co. Ltd.	59,500	1,636,588
Disco Corp.	7,900	1,395,132
Fast Retailing Co. Ltd.	16,700	3,697,320
GMO Payment Gateway, Inc.	3,900	155,763
GOLDWIN, Inc.	3,300	208,418
Hamamatsu Photonics K.K.	13,100	486,574
Hoya Corp.	31,800	3,061,342
Japan Exchange Group, Inc.	47,200	933,370
Japan Tobacco, Inc.	98,200	2,285,985
Keyence Corp.	17,800	6,890,713
Kobayashi Pharmaceutical Co. Ltd.	4,900	202,288
M3, Inc.	38,200	588,326
Nexon Co. Ltd.	40,300	739,475
Nintendo Co. Ltd.	104,300	4,309,098
Nippon Shinyaku Co. Ltd.	5,400	219,003
Nippon Telegraph & Telephone Corp.	2,667,300	3,138,814
Nissan Chemical Corp.	12,600	513,893
OBIC Co. Ltd.	5,800	857,335
Ono Pharmaceutical Co. Ltd.	42,500	733,953
Otsuka Holdings Co. Ltd.	49,300	1,658,746
Recruit Holdings Co. Ltd.	151,400	4,341,048
Rohto Pharmaceutical Co. Ltd.	19,500	454,961
SG Holdings Co. Ltd.	43,500	616,596
Shimadzu Corp.	24,600	581,699
SHIMANO, Inc.	7,400	1,064,905
Shin-Etsu Chemical Co. Ltd.	180,700	5,403,541
Shionogi & Co. Ltd.	25,000	1,164,116
Square Enix Holdings Co. Ltd.	7,900	262,452
Sysmex Corp.	15,200	728,123
TIS, Inc.	19,800	424,014
Tokio Marine Holdings, Inc.	178,800	4,000,156
Trend Micro, Inc.	12,500	471,058
USS Co. Ltd.	19,200	335,595
Yakult Honsha Co. Ltd.	28,300	666,888
TOTAL JAPAN		61,043,033
Netherlands - 6.1%
Adyen BV (a)(b)	2,767	1,866,303
ASML Holding NV (Netherlands)	16,070	9,660,005
BE Semiconductor Industries NV	6,882	708,523
Universal Music Group NV	68,260	1,671,608
Wolters Kluwer NV	22,987	2,945,460
TOTAL NETHERLANDS		16,851,899
New Zealand - 0.2%
Spark New Zealand Ltd.	165,442	480,298
Norway - 1.2%
Equinor ASA	93,539	3,135,728
Gjensidige Forsikring ASA	16,961	254,014
TOTAL NORWAY		3,389,742
Singapore - 0.4%
Frasers Logistics & Industrial Trust	258,400	196,283
Genting Singapore Ltd.	507,400	318,777
Singapore Exchange Ltd.	73,500	508,889
TOTAL SINGAPORE		1,023,949
Spain - 0.4%
Enagas SA	22,217	371,306
Redeia Corp. SA	38,640	601,214
TOTAL SPAIN		972,520
Sweden - 0.2%
AddTech AB (B Shares)	23,200	339,610
Fortnox AB	42,998	170,028
TOTAL SWEDEN		509,638
Switzerland - 11.8%
Belimo Holding AG (Reg.)	878	367,744
Compagnie Financiere Richemont SA Series A	46,595	5,497,069
Ems-Chemie Holding AG	605	412,356
Geberit AG (Reg.)	3,142	1,456,929
Georg Fischer AG (Reg.)	7,321	377,619
Kuehne & Nagel International AG	5,067	1,361,932
Novartis AG	99,560	9,320,764
Partners Group Holding AG	2,026	2,131,014
Sandoz Group AG	19,912	517,692
SGS SA (Reg.)	13,548	1,101,832
Sonova Holding AG	4,585	1,081,166
Swisscom AG	2,266	1,355,141
Temenos Group AG	6,018	430,949
VAT Group AG (b)	2,411	850,006
Zurich Insurance Group Ltd.	13,430	6,357,344
TOTAL SWITZERLAND		32,619,557
United Kingdom - 12.3%
3i Group PLC	86,877	2,048,350
Admiral Group PLC	24,631	731,379
Auto Trader Group PLC (b)	82,255	622,198
British American Tobacco PLC (United Kingdom)	199,547	5,960,957
Britvic PLC	23,054	234,816
Diageo PLC	181,722	6,872,004
Games Workshop Group PLC	2,938	352,635
Hargreaves Lansdown PLC	31,331	269,082
Howden Joinery Group PLC	51,826	401,636
IG Group Holdings PLC	36,627	284,027
Man Group PLC	123,129	328,497
RELX PLC (London Stock Exchange)	176,955	6,180,634
Rightmove PLC	74,271	426,990
Rotork PLC	76,837	273,450
RS GROUP PLC	42,203	347,374
Safestore Holdings PLC	19,461	161,674
Schroders PLC	81,159	364,295
St. James's Place PLC	48,933	380,406
Unilever PLC	161,366	7,642,404
Wise PLC (a)	42,078	340,413
TOTAL UNITED KINGDOM		34,223,221
United States of America - 10.5%
Experian PLC	86,542	2,620,220
GSK PLC	357,708	6,376,780
Haleon PLC	453,365	1,817,128
Holcim AG	50,581	3,118,323
Roche Holding AG (participation certificate)	32,879	8,473,235
Schneider Electric SA	44,087	6,783,106
TOTAL UNITED STATES OF AMERICA		29,188,792
TOTAL COMMON STOCKS (Cost $263,202,579)		274,644,148

Government Obligations - 0.1%
	Principal Amount (c)	Value ($)
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 5.42% 2/22/24 (d) (Cost $295,012)	300,000	294,995

Money Market Funds - 0.0%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (e) (Cost $77,319)	77,303	77,319

TOTAL INVESTMENT IN SECURITIES - 99.2% (Cost $263,574,910)	275,016,462
NET OTHER ASSETS (LIABILITIES) - 0.8%	2,269,004
NET ASSETS - 100.0%	277,285,466

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE MSCI EAFE Index Contracts (United States)	28	Dec 2023	2,763,740	(121,537)	(121,537)

The notional amount of futures purchased as a percentage of Net Assets is 1.0%

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,899,499 or 1.4% of net assets.

(c)	Amount is stated in United States dollars unless otherwise noted.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $97,348.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	3,034,111	37,372,083	40,328,875	77,510	-	-	77,319	0.0%
Fidelity Securities Lending Cash Central Fund 5.40%	650,950	6,799,134	7,450,084	5,496	-	-	-	0.0%
Total	3,685,061	44,171,217	47,778,959	83,006	-	-	77,319

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	15,324,852	2,352,273	12,972,579	-
Consumer Discretionary	32,631,312	10,850,040	21,781,272	-
Consumer Staples	34,820,593	471,204	34,349,389	-
Energy	12,797,973	249,423	12,548,550	-
Financials	30,991,193	14,229,146	16,762,047	-
Health Care	52,716,514	2,402,251	50,314,263	-
Industrials	34,548,856	14,260,847	20,288,009	-
Information Technology	25,692,100	2,760,314	22,931,786	-
Materials	29,828,965	4,368,348	25,460,617	-
Real Estate	2,648,870	161,674	2,487,196	-
Utilities	2,642,920	972,520	1,670,400	-

Government Obligations	294,995	-	294,995	-

Money Market Funds	77,319	77,319	-	-
Total Investments in Securities:	275,016,462	53,155,359	221,861,103	-
Derivative Instruments: Liabilities
Futures Contracts	(121,537)	(121,537)	-	-
Total Liabilities	(121,537)	(121,537)	-	-
Total Derivative Instruments:	(121,537)	(121,537)	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	0	(121,537)
Total Equity Risk	0	(121,537)
Total Value of Derivatives	0	(121,537)

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Financial Statements
Statement of Assets and Liabilities
		October 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $263,497,591)	$274,939,143
Fidelity Central Funds (cost $77,319)	77,319

Total Investment in Securities (cost $263,574,910)		$275,016,462
Cash		38,012
Foreign currency held at value (cost $119,381)		118,008
Receivable for fund shares sold		81,239
Dividends receivable		549,704
Reclaims receivable		1,705,225
Distributions receivable from Fidelity Central Funds		2,339
Receivable for daily variation margin on futures contracts		8,260
Prepaid expenses		398
Total assets		277,519,647
Liabilities
Payable for fund shares redeemed	$129,620
Accrued management fee	35,030
Audit fee payable	42,295
Custody fee payable	21,809
Other payables and accrued expenses	5,427
Total Liabilities		234,181
Net Assets		$277,285,466
Net Assets consist of:
Paid in capital		$284,785,046
Total accumulated earnings (loss)		(7,499,580)
Net Assets		$277,285,466
Net Asset Value, offering price and redemption price per share ($277,285,466 ÷ 25,453,910 shares)		$10.89

Statement of Operations
		Year ended October 31, 2023
Investment Income
Dividends		$9,386,550
Foreign Tax Reclaims		732,541
Interest		18,978
Income from Fidelity Central Funds (including $5,496 from security lending)		83,006
Income before foreign taxes withheld		$10,221,075
Less foreign taxes withheld		(1,452,018)
Total Income		8,769,057
Expenses
Management fee	$489,656
Custodian fees and expenses	74,004
Independent trustees' fees and expenses	1,148
Registration fees	22,561
Audit	48,795
Legal	401
Interest	8,797
Miscellaneous	6,306
Total Expenses		651,668
Net Investment income (loss)		8,117,389
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	7,757,159
Foreign currency transactions	900
Futures contracts	772,137
Total net realized gain (loss)		8,530,196
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	30,007,523
Assets and liabilities in foreign currencies	112,869
Futures contracts	(350,028)
Total change in net unrealized appreciation (depreciation)		29,770,364
Net gain (loss)		38,300,560
Net increase (decrease) in net assets resulting from operations		$46,417,949
Statement of Changes in Net Assets

	Year ended October 31, 2023	Year ended October 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$8,117,389	$12,520,370
Net realized gain (loss)	8,530,196	(31,334,908)
Change in net unrealized appreciation (depreciation)	29,770,364	(106,056,812)
Net increase (decrease) in net assets resulting from operations	46,417,949	(124,871,350)
Distributions to shareholders	(10,237,046)	(57,966,562)

Share transactions
Proceeds from sales of shares	27,624,215	58,623,756
Reinvestment of distributions	10,187,269	57,912,763
Cost of shares redeemed	(112,997,465)	(205,609,251)

Net increase (decrease) in net assets resulting from share transactions	(75,185,981)	(89,072,732)
Total increase (decrease) in net assets	(39,005,078)	(271,910,644)

Net Assets
Beginning of period	316,290,544	588,201,188
End of period	$277,285,466	$316,290,544

Other Information
Shares
Sold	2,453,321	4,925,582
Issued in reinvestment of distributions	930,344	4,434,362
Redeemed	(9,827,124)	(18,012,279)
Net increase (decrease)	(6,443,459)	(8,652,335)

Financial Highlights
Fidelity® SAI International Quality Index Fund

Years ended October 31,	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$9.92	$14.51	$11.07	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.28	.32	.24	.08
Net realized and unrealized gain (loss)	1.02	(3.44)	3.32	.99
Total from investment operations	1.30	(3.12)	3.56	1.07
Distributions from net investment income	(.33)	(.24)	(.10)	-
Distributions from net realized gain	-	(1.24)	(.02)	-
Total distributions	(.33)	(1.47) D	(.12)	-
Net asset value, end of period	$10.89	$9.92	$14.51	$11.07
Total Return E,F	13.13%	(23.94)%	32.28%	10.70%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.20%	.19%	.19%	.23% I,J
Expenses net of fee waivers, if any	.20%	.19%	.19%	.20% J
Expenses net of all reductions	.20%	.19%	.19%	.20% J
Net investment income (loss)	2.49%	2.70%	1.78%	1.55% J
Supplemental Data
Net assets, end of period (000 omitted)	$277,285	$316,291	$588,201	$473,547
Portfolio turnover rate K	38%	47%	78%	30% L

AFor the period May 12, 2020 (commencement of operations) through October 31, 2020.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal distributions per share do not sum due to rounding.

ETotal returns for periods of less than one year are not annualized.

FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAudit fees are not annualized.

JAnnualized.

KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

LAmount not annualized.

Notes to Financial Statements
For the period ended October 31, 2023

1. Organization.
Fidelity SAI International Quality Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price or official closing price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign tax reclaims. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), certain corporate actions, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$34,786,643
Gross unrealized depreciation	(26,228,894)
Net unrealized appreciation (depreciation)	$8,557,749
Tax Cost	$266,458,713

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$7,477,234
Capital loss carryforward	$(23,513,897)
Net unrealized appreciation (depreciation) on securities and other investments	$8,537,084

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(23,513,897)
Long-term	-
Total capital loss carryforward	$(23,513,897)

The tax character of distributions paid was as follows:

	October 31, 2023	October 31, 2022
Ordinary Income	$10,237,046	$45,978,919
Long-term Capital Gains	-	11,987,643
Total	$10,237,046	$57,966,562

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI International Quality Index Fund	121,434,762	195,576,256
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .15% of the Fund's average net assets.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity SAI International Quality Index Fund	Borrower	$6,404,000	5.50%	$8,797

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity SAI International Quality Index Fund	$601
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity SAI International Quality Index Fund	$579	$-	$-
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

Strategic Advisers Fidelity International Fund
Fidelity SAI International Quality Index Fund	35%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
Fidelity SAI International Quality Index Fund	36%

10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity SAI International Quality Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity SAI International Quality Index Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the "Fund") as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statement of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the three years in the period ended October 31, 2023 and for the period May 12, 2020 (commencement of operations) through October 31, 2020 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the three years in the period ended October 31, 2023 and for the period May 12, 2020 (commencement of operations) through October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 12, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Laura M. Bishop, Jonathan Chiel, Robert W. Helm, Christine J. Thompson, and Carol J. Zierhoffer, each of the Trustees oversees 313 funds. Mr. Chiel oversees 191 funds. Ms. Bishop, Mr. Helm, Ms. Thompson, and Ms. Zierhoffer each oversees 229 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is General Counsel (2012-present) and Head of Legal, Risk and Compliance (2022-present). Mr Chiel serves as Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present) and Director and President for OH Company LLC (holding company, 2018-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
Christine J. Thompson (1958)
Year of Election or Appointment: 2023
Trustee
Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity® funds.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).
Laura M. Bishop (1961)
Year of Election or Appointment: 2023
Trustee
Ms. Bishop also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity® funds (2022-2023).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Robert W. Helm (1957)
Year of Election or Appointment: 2023
Trustee
Mr. Helm also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity® funds (2021-2023).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Trustee
Ms. Zierhoffer also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity® funds (2023).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter is a Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments. Mr. Carter serves as Chief Legal Officer of Fidelity Investments Institutional Operations Company LLC - Shareholder Division (transfer agent, 2020-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Robin Foley (1964)
Year of Election or Appointment: 2023
Vice President
Ms. Foley also serves as Vice President of other funds. Ms. Foley serves as Head of Fidelity's Fixed Income division (2023-present) and is an employee of Fidelity Investments. Previously, Ms. Foley served as Chief Investment Officer of Bonds (2017-2023).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia is a Senior Vice President of Asset Management Compliance (2019-present) and is an employee of Fidelity Investments. Mr. Gouveia serves as Compliance Officer of Fidelity Management Trust Company (2023-present). Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2023 to October 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period- C May 1, 2023 to October 31, 2023

Fidelity® SAI International Quality Index Fund	.21%
Actual		$ 1,000	$ 920.50	$ 1.02
Hypothetical-B		$ 1,000	$ 1,024.15	$ 1.07

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund designates 99.51% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.3687 and $0.0347 for the dividend paid December 12, 2022.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity SAI International Quality Index Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreement (Sub-Advisory Agreement) for the fund with Geode Capital Management, LLC (Geode) (together, the Advisory Contracts). FMR and Geode are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board's Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of the fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its September 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by Fidelity and Geode from their respective relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered the Investment Advisers' staffing as it relates to the fund, including the backgrounds and experience of investment personnel of Fidelity and Geode, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and with senior management of Geode. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of the fund.
The Trustees also discussed with representatives of Fidelity, at meetings throughout the year, Fidelity's role in, among other things, overseeing compliance with federal securities laws and other applicable requirements by Geode with respect to the fund and monitoring and overseeing the performance and investment capabilities of Geode. The Trustees considered that the Board had received from Fidelity periodic reports about its oversight and due diligence processes, as well as periodic reports regarding the performance of Geode.
The Board also considered the nature, extent and quality of services provided by Geode. The Trustees noted that under the Sub-Advisory Agreement, subject to oversight by Fidelity, Geode is responsible for, among other things, identifying investments and arranging for execution of portfolio transactions to implement the fund's investment strategy. In addition, the Trustees noted that Geode is responsible for providing such reporting as may be requested by Fidelity to fulfill its oversight responsibilities discussed above.
Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staffs, including their size, education, experience, and resources, as well as Fidelity's and Geode's approach to recruiting, managing, training, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization and that Fidelity's and Geode's analysts have extensive resources, tools and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's and Geode's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and by FMR's affiliates under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against the securities market index the fund seeks to track (benchmark index). The Board also periodically considers the fund's tracking error versus its benchmark index. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds over different time periods and discussed with the Investment Advisers the reasons for such underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that an index fund's performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) of the fund compared to the fund's benchmark index, over appropriate time periods taking into account relevant factors including the following: general market conditions; the characteristics of the fund's benchmark index; the extent to which statistical sampling is employed; any securities lending revenues; and fund cash flows and other factors.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked equal to the competitive median of the mapped group for 2022 and below the competitive median of the asset size peer group for 2022. Further, the information provided to the Board indicated that the total expense ratio of the fund ranked equal to the competitive median of the similar sales load structure group for 2022 and below the competitive median of the total expense asset size peer group for 2022.
Other Contractual Arrangements. The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.20% through February 29, 2024.
Fees Charged to Other Clients. The Board also considered fee structures and other information with respect to clients of Fidelity and Geode, such as other funds advised or subadvised by Fidelity or Geode, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's and Geode's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's and Geode's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
The Board also considered information regarding the profitability of Geode's relationship with the fund.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and Fidelity's views regarding portfolio manager investment in the Fidelity funds that they manage; (iii) hiring, training, and retaining personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends and market conditions; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons; (x) information concerning expense limitations applicable to certain funds; and (xi) matters related to money market funds, exchange-traded funds, and target date funds.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through September 30, 2024.
Proxy Voting Results
A special meeting of shareholders was held on October 18, 2023. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Abigail P. Johnson
Affirmative	378,729,502,260.010	97.580
Withheld	9,407,876,478.960	2.420
TOTAL	388,137,378,738.970	100.000
Jennifer Toolin McAuliffe
Affirmative	378,454,868,010.950	97.510
Withheld	9,682,510,728.020	2.490
TOTAL	388,137,378,738.970	100.000
Christine J. Thompson
Affirmative	378,837,121,274.520	97.600
Withheld	9,300,257,464.450	2.400
TOTAL	388,137,378,738.970	100.000
Elizabeth S. Acton
Affirmative	378,262,110,794.850	97.460
Withheld	9,875,267,944.120	2.540
TOTAL	388,137,378,738.970	100.000
Laura M. Bishop
Affirmative	380,482,113,171.060	98.030
Withheld	7,655,265,567.910	1.970
TOTAL	388,137,378,738.970	100.000
Ann E. Dunwoody
Affirmative	380,016,034,008.120	97.910
Withheld	8,121,344,730.850	2.090
TOTAL	388,137,378,738.970	100.000
John Engler
Affirmative	379,432,488,394.200	97.760
Withheld	8,704,890,344.770	2.240
TOTAL	388,137,378,738.970	100.000
Robert F. Gartland
Affirmative	378,741,819,600.600	97.580
Withheld	9,395,559,138.370	2.420
TOTAL	388,137,378,738.970	100.000
Robert W. Helm
Affirmative	380,389,324,755.070	98.000
Withheld	7,748,053,983.900	2.000
TOTAL	388,137,378,738.970	100.000
Arthur E. Johnson
Affirmative	378,427,694,151.670	97.500
Withheld	9,709,684,587.300	2.500
TOTAL	388,137,378,738.970	100.000
Michael E. Kenneally
Affirmative	377,842,228,145.180	97.350
Withheld	10,295,150,593.790	2.650
TOTAL	388,137,378,738.970	100.000
Mark A. Murray
Affirmative	380,158,432,703.370	97.940
Withheld	7,978,946,035.600	2.060
TOTAL	388,137,378,738.970	100.000
Carol J. Zierhoffer
Affirmative	380,522,113,360.240	98.040
Withheld	7,615,265,378.730	1.960
TOTAL	388,137,378,738.970	100.000

Proposal 1 reflects trust wide proposal and voting results.

1.9900585.103
IQI-ANN-1223
Fidelity® International Sustainability Index Fund

Annual Report
October 31, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with Fidelity and any related funds.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2023	Past 1 year	Past 5 years	Life of Fund A
Fidelity® International Sustainability Index Fund	12.68%	3.37%	2.59%

A   From May 9, 2017
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® International Sustainability Index Fund, on May 9, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA ESG Leaders Index (net) performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
International (non-U.S.) equities gained 12.27% for the 12 months ending October 31, 2023, according to the MSCI ACWI (All Country World Index) ex USA Index, as global economic expansion and a slowing in the pace of inflation in some markets provided a favorable backdrop for risk assets. After returning -15.86% in 2022, the index's upturn has been largely driven by a narrow set of companies in the information technology and communication services sectors, in part due to excitement for generative artificial intelligence applications. The index gained 14.07% year to date through July, including strong gains in both June (+4.50%) and July (+4.07%). The rally for international equities sputtered for the next three months (-11.33%) amid a stalling pattern in disinflationary trends, heightened global recession and geopolitical risks, soaring yields on longer-term U.S. government bonds and particularly weak economic conditions in the eurozone and China. The three-month decline left non-U.S. stocks up 1.15% year to date through October. Currency fluctuations also helped bolster non-U.S. equity performance overall. For the full 12 months, nearly all regions advanced, with Europe ex U.K. (+18%) and Japan (+17%) leading, whereas Canada (-0.38%) lagged by the widest margin. Each of the 11 sectors advanced, with information technology (+21%) and consumer discretionary (+19%) leading the way. Energy and industrials each rose about 14%. Conversely, four defensive-oriented sectors lagged by the widest margin: real estate (+4%), health care (+6%), consumer staples (+7%) and utilities (+8%).
Comments from the Geode Capital Management, LLC, passive equity index team:
For the fiscal year ending October 31, 2023, the fund gained 12.68%, versus 12.36% for the benchmark MSCI ACWI EX USA ESG Leaders Index. From a regional standpoint, Europe ex the U.K. gained 18% and contributed most, followed by emerging markets (+10%). In contrast, Canada returned about -3% and was a notable detractor. By sector, information technology gained 23% and contributed most, driven by the semiconductors & semiconductor equipment industry (+34%). Financials, which gained 10%, also helped, benefitting from the banks industry (+8%), as did consumer discretionary, which advanced approximately 18%. The health care sector rose 11%, boosted by the pharmaceuticals, biotechnology & life sciences industry (+14%), communication services gained 18%, and consumer staples advanced 13%. Other notable contributors included the industrials (+8%), materials (+7%), energy (+7%), real estate (+8%) and utilities (+4%) sectors. Turning to individual stocks, the biggest contributor was Novo-Nordisk (+78%), from the pharmaceuticals, biotechnology & life sciences industry. Taiwan Semiconductor (+37%) and ASML Holding (+28%), within the semiconductors & semiconductor equipment group, also lifted the fund. Tencent Holdings (+50%), from the media & entertainment category, also helped. Lastly, HSBC, within the banks group, gained roughly 48% and helped. In contrast, the biggest individual detractor was Nutrien (-35%), from the materials category. In consumer services, Meituan returned -12% and detracted. Brookfield (-26%), from the financial services industry, also hurt. Lonza, within the pharmaceuticals, biotechnology & life sciences category, returned -32% and hindered the fund. Lastly, LVMH Moet Hennessy Louis Vuitton (-6%), a stock in the consumer durables & apparel industry, detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary October 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	3.5
Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	2.7
Tencent Holdings Ltd. (China, Interactive Media & Services)	2.2
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	2.1
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	1.7
AstraZeneca PLC (United Kingdom) (United Kingdom, Pharmaceuticals)	1.7
Novartis AG (Switzerland, Pharmaceuticals)	1.7
Alibaba Group Holding Ltd. (China, Broadline Retail)	1.5
TotalEnergies SE (France, Oil, Gas & Consumable Fuels)	1.3
HSBC Holdings PLC (United Kingdom) (United Kingdom, Banks)	1.2
19.6

Market Sectors (% of Fund's net assets)

Financials	21.3
Industrials	11.9
Consumer Discretionary	11.9
Information Technology	11.0
Health Care	9.5
Consumer Staples	8.0
Communication Services	7.5
Materials	7.1
Energy	5.1
Utilities	2.8
Real Estate	1.9

Asset Allocation (% of Fund's net assets)

Futures - 2.1%

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Schedule of Investments October 31, 2023
Showing Percentage of Net Assets
Common Stocks - 97.2%
	Shares	Value ($)
Australia - 3.6%
ANZ Group Holdings Ltd.	95,208	1,501,333
APA Group unit	39,936	209,342
Aristocrat Leisure Ltd.	18,644	458,272
ASX Ltd.	6,144	219,510
Aurizon Holdings Ltd.	56,590	123,259
BlueScope Steel Ltd.	14,480	173,578
Brambles Ltd.	44,047	367,605
Cochlear Ltd.	2,079	318,657
Coles Group Ltd.	42,401	411,531
Computershare Ltd.	18,165	286,679
DEXUS Property Group unit	33,066	136,569
EBOS Group Ltd.	5,081	103,725
Endeavour Group Ltd.	45,423	142,694
Fortescue Metals Group Ltd.	53,618	762,761
Goodman Group unit	53,705	710,620
IDP Education Ltd.	7,700	106,386
IGO Ltd.	21,625	130,947
Lendlease Group unit	22,692	89,872
Macquarie Group Ltd.	11,620	1,194,420
Mineral Resources Ltd.	5,550	204,558
Mirvac Group unit	125,411	145,509
Northern Star Resources Ltd.	36,476	267,106
Orica Ltd.	14,001	130,824
Pilbara Minerals Ltd.	85,478	200,788
QBE Insurance Group Ltd.	47,267	468,705
Ramsay Health Care Ltd.	5,835	180,676
REA Group Ltd.	1,683	154,507
Scentre Group unit	165,158	255,862
SEEK Ltd.	11,339	149,592
Sonic Healthcare Ltd.	14,176	259,578
Stockland Corp. Ltd. unit	75,932	171,374
Suncorp Group Ltd.	40,128	341,555
Telstra Group Ltd.	128,207	310,887
The GPT Group	58,890	135,908
Transurban Group unit	97,598	734,766
Vicinity Centres unit	118,838	128,717
Woodside Energy Group Ltd.	60,089	1,308,727
TOTAL AUSTRALIA		12,997,399
Austria - 0.2%
Mondi PLC	11	178
Mondi PLC	15,448	249,537
OMV AG	4,662	204,023
Verbund AG	2,161	187,497
TOTAL AUSTRIA		641,235
Belgium - 0.2%
KBC Group NV	7,925	435,204
Umicore SA	6,439	153,202
TOTAL BELGIUM		588,406
Brazil - 0.9%
Atacadao SA	19,400	34,515
Banco Bradesco SA	210	512
Banco Santander SA (Brasil) unit	11,500	61,403
CCR SA	34,700	82,453
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP)	10,500	121,562
Companhia Siderurgica Nacional SA (CSN)	20,400	47,583
Cosan SA	37,444	116,972
Energisa SA unit	6,600	61,016
Equatorial Energia SA	31,315	196,272
Hapvida Participacoes e Investimentos SA (a)(b)	162,200	118,712
Klabin SA unit	23,300	98,898
Localiza Rent a Car SA	28,650	289,071
Localiza Rent a Car SA rights 11/10/23 (a)	203	282
Lojas Renner SA (a)	31,965	77,729
Natura & Co. Holding SA	29,613	74,888
Prio SA (a)	25,300	239,363
Raia Drogasil SA	40,980	209,706
Rede D'Oregon Sao Luiz SA (b)	19,002	81,484
Rumo SA	39,900	176,560
Telefonica Brasil SA	12,800	114,855
TIM SA	28,600	86,054
Totvs SA	17,500	87,851
Ultrapar Participacoes SA	24,000	97,347
Weg SA	53,280	348,842
Wheaton Precious Metals Corp.	14,353	606,205
TOTAL BRAZIL		3,430,135
Burkina Faso - 0.0%
Endeavour Mining PLC	5,706	117,901
Canada - 7.2%
Agnico Eagle Mines Ltd. (Canada)	15,594	731,375
Algonquin Power & Utilities Corp.	20,111	101,226
Alimentation Couche-Tard, Inc. Class A (multi-vtg.)	24,730	1,346,218
Bank of Montreal	22,573	1,705,733
Bank of Nova Scotia	37,720	1,527,296
Brookfield Corp. (Canada) Class A	44,552	1,297,927
CAE, Inc. (a)	10,056	210,003
Cameco Corp.	13,698	560,366
Canadian Apartment Properties (REIT) unit	2,771	81,566
Canadian National Railway Co.	17,824	1,885,932
Canadian Tire Ltd. Class A (non-vtg.)	1,661	160,213
Dollarama, Inc.	8,968	612,417
Enbridge, Inc.	67,511	2,163,468
FirstService Corp.	1,234	174,615
Fortis, Inc.	15,354	609,621
Gildan Activewear, Inc.	5,654	160,599
Hydro One Ltd. (b)	10,464	271,343
Intact Financial Corp.	5,551	779,922
Ivanhoe Mines Ltd. (a)	19,333	142,479
Keyera Corp.	7,254	168,698
Kinross Gold Corp.	38,918	203,185
Magna International, Inc. Class A (sub. vtg.)	8,605	413,512
Metro, Inc.	7,343	372,988
National Bank of Canada	10,700	665,263
Nutrien Ltd.	15,700	843,220
Open Text Corp.	8,548	285,396
Parkland Corp.	4,317	130,654
Pembina Pipeline Corp.	17,414	535,951
RB Global, Inc.	5,761	376,769
RioCan (REIT)	5,080	61,726
Rogers Communications, Inc. Class B (non-vtg.)	11,223	415,820
Shopify, Inc. Class A (a)	37,957	1,792,539
Sun Life Financial, Inc.	18,564	847,913
TELUS Corp.	14,917	240,522
The Toronto-Dominion Bank	58,190	3,250,332
Thomson Reuters Corp.	5,028	602,272
Toromont Industries Ltd.	2,608	196,341
West Fraser Timber Co. Ltd.	1,749	118,038
TOTAL CANADA		26,043,458
Chile - 0.2%
Antofagasta PLC	12,526	204,773
Cencosud SA	42,754	69,266
Empresas CMPC SA	34,584	61,826
Empresas COPEC SA	12,924	85,558
Enel Americas SA (a)	715,204	73,518
Falabella SA	26,959	54,897
Lundin Mining Corp.	20,193	126,102
TOTAL CHILE		675,940
China - 9.5%
37 Interactive Entertainment Network Technology Group Co. Ltd. (A Shares)	4,100	11,600
3SBio, Inc. (b)	63,500	56,492
AAC Technology Holdings, Inc.	22,000	39,601
Agricultural Bank of China Ltd.:
(A Shares)	157,600	77,356
(H Shares)	927,000	342,394
Air China Ltd.:
(A Shares) (a)	21,400	23,473
(H Shares) (a)	66,000	44,900
Airtac International Group	4,000	131,409
Alibaba Group Holding Ltd. (a)	519,600	5,349,323
Alibaba Health Information Technology Ltd. (a)	166,000	97,787
Angel Yeast Co. Ltd. (A Shares)	1,600	7,652
Anhui Conch Cement Co. Ltd.:
(A Shares)	7,400	24,477
(H Shares)	38,000	94,570
Anjoy Foods Group Co. Ltd. (A Shares)	500	8,833
Baidu, Inc. Class A (a)	71,312	936,242
Beijing Capital International Airport Co. Ltd. (H Shares) (a)	58,000	21,364
Beijing Easpring Material Technology Co. Ltd. (A Shares)	900	5,428
Beijing Enterprises Water Group Ltd.	124,000	26,165
Beijing Tongrentang Co. Ltd. (A Shares)	2,500	17,548
BOC Aviation Ltd. Class A (b)	6,400	39,361
BOC Hong Kong (Holdings) Ltd.	117,500	310,733
Bosideng International Holdings Ltd.	118,000	46,590
By-Health Co. Ltd. (A Shares)	3,100	7,763
BYD Co. Ltd.:
(A Shares)	3,300	107,701
(H Shares)	33,000	1,003,534
CECEP Solar Energy Co. Ltd. (A Shares)	7,200	5,650
CECEP Wind-Power Corp. (A Shares)	11,920	5,167
China Baoan Group Co. Ltd. (A Shares)	4,800	6,782
China Communications Services Corp. Ltd. (H Shares)	74,000	30,268
China Conch Venture Holdings Ltd.	44,500	36,854
China Construction Bank Corp.:
(A Shares)	200	171
(H Shares)	3,040,000	1,719,297
China Eastern Airlines Corp. Ltd. (A Shares) (a)	31,200	18,597
China Everbright International Ltd.	112,962	38,563
China Feihe Ltd. (b)	122,000	75,807
China Jinmao Holdings Group Ltd.	186,917	22,927
China Jushi Co. Ltd. (A Shares)	7,357	11,646
China Literature Ltd. (a)(b)	12,600	42,430
China Medical System Holdings Ltd.	45,000	71,959
China Mengniu Dairy Co. Ltd.	100,000	326,514
China Merchants Bank Co. Ltd.:
(A Shares)	38,100	160,328
(H Shares)	124,000	470,369
China Overseas Land and Investment Ltd.	118,000	222,679
China Resource Gas Group Ltd.	30,700	90,753
China Resources Cement Holdings Ltd.	76,000	19,542
China Resources Land Ltd.	100,000	374,311
China Resources Pharmaceutical Group Ltd. (b)	48,500	30,128
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd. (A Shares)	1,800	10,610
China Ruyi Holdings Ltd. (a)	172,000	39,608
China Southern Airlines Ltd.:
(A Shares) (a)	20,200	17,056
(H Shares) (a)	58,000	27,445
China Three Gorges Renewables Group Co. Ltd. (A Shares)	52,700	34,589
China Tourism Group Duty Free Corp. Ltd.:
(A Shares)	3,600	46,571
(H Shares) (b)	3,200	36,138
China Vanke Co. Ltd.:
(A Shares)	17,800	27,539
(H Shares)	78,100	73,067
Chow Tai Fook Jewellery Group Ltd.	67,200	94,895
CITIC Pacific Ltd.	179,000	152,139
Cmoc Group Ltd.:
(A Shares)	32,500	24,647
(H Shares)	129,000	76,937
CNGR Advanced Material Co. Ltd.	1,200	8,928
Contemporary Amperex Technology Co. Ltd.	8,140	206,734
COSCO SHIPPING Holdings Co. Ltd.:
(A Shares) (a)	23,600	31,541
(H Shares)	102,500	104,246
Country Garden Services Holdings Co. Ltd.	72,000	62,893
CSPC Pharmaceutical Group Ltd.	275,280	240,449
East Buy Holding Ltd. (a)(b)	12,500	50,994
Ecovacs Robotics Co. Ltd. Class A	1,100	6,495
ENN Energy Holdings Ltd.	25,000	189,379
ENN Natural Gas Co. Ltd. (A Shares)	4,800	11,330
Far East Horizon Ltd.	40,000	28,145
Fosun International Ltd.	75,500	45,235
Ganfeng Lithium Group Co. Ltd.:
(A Shares)	3,020	18,301
(H Shares) (b)	13,840	49,710
Geely Automobile Holdings Ltd.	186,000	211,170
GEM Co. Ltd. (A Shares)	9,500	7,614
Genscript Biotech Corp. (a)	38,000	110,472
Ginlong Technologies Co. Ltd. (A Shares)	700	6,423
Goldwind Science & Technology Co. Ltd.:
(A Shares)	6,400	7,697
(H Shares)	18	9
GoodWe Technologies Co. Ltd. (A Shares)	282	4,505
Greentown China Holdings Ltd.	31,000	30,074
Guangzhou Baiyunshan Pharma Health (A Shares)	2,600	10,595
Guangzhou Kingmed Diagnostics Group Co. Ltd. (A Shares)	900	7,618
Haier Smart Home Co. Ltd.	76,600	218,488
Haier Smart Home Co. Ltd. (A Shares)	11,600	35,252
Haitian International Holdings Ltd.	20,000	47,712
Hangzhou Robam Appliances Co. Ltd. (A Shares)	1,800	5,680
Hangzhou Tigermed Consulting Co. Ltd. (A Shares)	700	6,388
Hansoh Pharmaceutical Group Co. Ltd. (b)	40,000	75,260
Henan Shuanghui Investment & Development Co. Ltd. (A Shares)	6,400	22,912
Huadong Medicine Co. Ltd. (A Shares)	3,200	18,804
Huatai Securities Co. Ltd.:
(A Shares)	13,500	29,592
(H Shares) (b)	46,000	60,223
Industrial & Commercial Bank of China Ltd.:
(A Shares)	116,600	75,414
(H Shares)	2,062,000	988,203
Inner Mongoli Yili Industries Co. Ltd. (A Shares)	11,700	43,871
JD Logistics, Inc. (a)(b)	66,300	78,506
JD.com, Inc. Class A	74,250	943,952
Jiangsu Eastern Shenghong Co. Ltd.	12,200	17,751
Jiangsu Expressway Co. Ltd. (H Shares)	38,000	34,547
Jiangsu Hengrui Medicine Co. Ltd. (A Shares)	11,800	77,283
Jiangsu Zhongtian Technology Co. Ltd. (A Shares)	6,300	12,068
Jiumaojiu International Holdings Ltd. (b)	29,000	31,555
Joincare Pharmaceutical Group Industry Co. Ltd. (A Shares)	3,500	5,673
Jointown Pharmaceutical Group (A Shares)	7,140	6,950
Kanzhun Ltd. ADR (a)	6,730	99,604
Kingdee International Software Group Co. Ltd. (a)	91,000	120,745
Kuaishou Technology Class B (a)(b)	73,300	472,041
Kuang-Chi Technologies Co. Ltd. (A Shares)	4,000	7,652
Kunlun Energy Co. Ltd.	128,000	106,637
Lenovo Group Ltd.	230,000	267,658
Li Auto, Inc. Class A (a)	35,530	600,941
Livzon Pharmaceutical Group, Inc. (A Shares)	1,200	5,745
Longfor Properties Co. Ltd. (b)	62,471	90,943
Microport Scientific Corp. (a)	25,300	39,867
Ming Yang Smart Energy Group Ltd. (A Shares)	4,200	8,030
MINISO Group Holding Ltd. ADR	3,108	78,663
NetEase, Inc.	61,200	1,309,775
NIO, Inc. sponsored ADR (a)	43,831	319,966
Nongfu Spring Co. Ltd. (H Shares) (b)	55,600	316,683
Offshore Oil Enginering Co. Ltd. (A Shares)	8,100	6,883
Perfect World Co. Ltd. (A Shares)	3,600	5,910
Pharmaron Beijing Co. Ltd. (A Shares)	2,750	12,508
Ping An Healthcare and Technology Co. Ltd. (a)(b)	17,200	40,178
Pop Mart International Group Ltd. (b)	14,600	40,303
Postal Savings Bank of China Co. Ltd.	54,000	33,738
Postal Savings Bank of China Co. Ltd. (H Shares) (b)	244,000	111,369
Prosus NV	48,357	1,352,332
Pylon Technologies Co. Ltd. (Series A)	324	5,046
SF Holding Co. Ltd. (A Shares)	9,000	48,298
Shandong Nanshan Aluminum Co. Ltd. (A Shares)	21,600	9,155
Shandong Weigao Medical Polymer Co. Ltd. (H Shares)	82,800	76,854
Shanghai Electric Group Co. Ltd. (A Shares) (a)	23,300	14,147
Shanghai Fosun Pharmaceutical (Group) Co. Ltd.:
(A Shares)	4,100	15,948
(H Shares)	19,000	43,842
Shanghai M&G Stationery, Inc. (A Shares)	1,700	9,008
Shanghai Pharmaceuticals Holding Co. Ltd.:
(A Shares)	5,200	12,815
(H Shares)	22,400	32,588
Shanghai Putailai New Energy Technology Co. Ltd.	3,685	12,608
Shanghai Yuyuan Tourist Mart Group Co. Ltd.	7,200	6,397
Shenzhen Capchem Technology Co. Ltd. (A Shares)	1,400	8,450
Shenzhen Inovance Technology Co. Ltd. (A Shares)	2,500	20,670
Shenzhen International Holdings Ltd.	44,323	29,214
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares) (a)	2,200	86,006
Shuangliang Eco-Energy Systems Ltd. (A Shares)	3,500	4,480
Sinoma Science & Technology Co. Ltd. (A Shares)	3,100	7,330
Sinopec Shanghai Petrochemical Co. Ltd. (A Shares) (a)	13,400	5,482
Sinopharm Group Co. Ltd. (H Shares)	41,200	98,521
Sinotruk Hong Kong Ltd.	21,000	39,554
SKSHU Paint Co. Ltd. (A Shares)	968	7,881
Sungrow Power Supply Co. Ltd. (A Shares)	2,700	31,121
Sunwoda Electronic Co. Ltd. (A Shares)	3,400	7,490
TCL Technology Group Corp. (A Shares)	34,600	18,609
Tencent Holdings Ltd.	212,000	7,845,856
Tianqi Lithium Corp. (A Shares)	2,700	20,319
Titan Wind Energy Suzhou Co. Ltd. (A Shares) (a)	3,300	6,020
Tongcheng Travel Holdings Ltd. (a)	41,200	78,711
Topchoice Medical Corp. (a)	600	7,353
Uni-President China Holdings Ltd.	40,000	27,224
Vipshop Holdings Ltd. ADR (a)	10,721	152,881
Want Want China Holdings Ltd.	159,000	98,796
Weichai Power Co. Ltd.:
(A Shares)	12,600	23,951
(H Shares)	66,000	98,790
Western Mining Co. Ltd. (A Shares)	4,400	7,566
WuXi AppTec Co. Ltd.	4,776	56,479
WuXi AppTec Co. Ltd. (H Shares) (b)	11,480	137,950
Wuxi Biologics (Cayman), Inc. (a)(b)	120,500	749,238
XPeng, Inc. Class A (a)	32,816	238,467
Yadea Group Holdings Ltd. (b)	40,000	73,014
Yihai International Holding Ltd.	16,000	29,118
Yihai Kerry Arawana Holdings Co. Ltd. (A Shares)	2,700	12,915
Yum China Holdings, Inc.	13,188	693,161
Yunnan Baiyao Group Co. Ltd. (A Shares)	3,320	23,073
Yunnan Chihong Zinc & Germanium Co. Ltd. (A Shares)	9,400	6,649
Yunnan Energy New Material Co. Ltd.	1,800	16,525
Zai Lab Ltd. (a)	28,700	73,244
Zai Lab Ltd. ADR (a)	1	25
Zangge Mining Co. Ltd. (Series A)	2,900	8,877
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd. (A Shares)	1,100	37,651
Zhejiang Chint Electric Co. Ltd. (A Shares)	4,000	12,642
Zhejiang Expressway Co. Ltd. (H Shares)	38,000	28,604
Zhejiang Huayou Cobalt Co. Ltd. (A Shares)	2,958	14,890
Zhejiang Jiuzhou Pharmaceutical Co. Ltd. (A Shares)	1,700	6,910
Zhejiang Weixing New Building Materials Co. Ltd. (A Shares)	2,900	6,538
Zoomlion Heavy Industry Science and Technology Co. Ltd. (A Shares)	13,000	11,410
ZTO Express, Inc. sponsored ADR	13,500	318,195
TOTAL CHINA		34,583,647
Colombia - 0.0%
Bancolombia SA	9,271	66,109
Interconexion Electrica SA ESP	13,619	47,978
TOTAL COLOMBIA		114,087
Czech Republic - 0.0%
Komercni Banka A/S	2,556	74,858
MONETA Money Bank A/S (b)	12,015	46,418
TOTAL CZECH REPUBLIC		121,276
Denmark - 3.9%
A.P. Moller - Maersk A/S:
Series A	93	151,621
Series B	154	256,600
Chr. Hansen Holding A/S	3,344	227,793
Coloplast A/S Series B	4,321	450,248
DSV A/S	5,888	878,139
Genmab A/S (a)	2,089	590,525
Novo Nordisk A/S Series B	103,275	9,963,583
Novozymes A/S Series B	6,482	290,938
ORSTED A/S (b)	5,985	289,190
Pandora A/S	2,675	302,702
Rockwool International A/S Series B	301	66,910
Vestas Wind Systems A/S (a)	31,985	693,268
TOTAL DENMARK		14,161,517
Egypt - 0.0%
Commercial International Bank SAE	77,922	152,064
Commercial International Bank SAE GDR	4	5
TOTAL EGYPT		152,069
Finland - 1.0%
Elisa Corp. (A Shares)	4,530	192,111
Kesko Oyj	8,664	146,357
Metso Corp.	20,998	184,543
Neste OYJ	13,391	449,300
Nokia Corp.	169,424	564,298
Nordea Bank Abp	102,067	1,072,566
Stora Enso Oyj (R Shares)	18,452	221,110
UPM-Kymmene Corp.	16,956	569,990
Wartsila Corp.	14,993	178,312
TOTAL FINLAND		3,578,587
France - 7.4%
Aeroports de Paris SA	987	110,492
AXA SA	58,078	1,720,876
BNP Paribas SA	33,212	1,909,824
Bouygues SA	6,047	212,489
Carrefour SA	18,914	331,590
Compagnie Generale des Etablissements Michelin SCA Series B	21,488	638,375
Credit Agricole SA	38,330	462,831
Danone SA	20,389	1,212,951
Dassault Systemes SA	21,193	873,011
Eiffage SA	2,330	211,282
Gecina SA	1,413	138,446
Getlink SE	10,992	177,193
Hermes International SCA	1,003	1,867,418
Kering SA	2,355	957,782
Klepierre SA	6,851	166,003
L'Oreal SA	7,629	3,206,703
LVMH Moet Hennessy Louis Vuitton SE	8,739	6,256,517
Orange SA	58,931	693,149
Societe Generale Series A	23,025	517,412
Teleperformance	1,870	213,991
TotalEnergies SE	71,160	4,757,578
Valeo SA	6,802	89,533
Worldline SA (a)(b)	7,610	96,465
TOTAL FRANCE		26,821,911
Germany - 2.9%
adidas AG	5,128	907,217
Bayerische Motoren Werke AG (BMW)	9,509	881,687
Beiersdorf AG	3,188	418,448
Brenntag SE	4,649	344,928
Commerzbank AG	33,711	362,047
Covestro AG (a)(b)	6,113	308,531
Deutsche Borse AG	6,016	990,212
Deutsche Lufthansa AG (a)	18,363	128,315
DHL Group	31,378	1,220,471
Evonik Industries AG	6,447	118,422
GEA Group AG	4,872	166,148
HeidelbergCement AG	4,599	333,238
HelloFresh AG (a)	4,770	103,769
Henkel AG & Co. KGaA	3,228	204,011
Knorr-Bremse AG	2,230	123,971
LEG Immobilien AG (a)	2,278	141,825
Merck KGaA	4,089	615,887
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	4,322	1,730,921
Puma AG	3,341	188,421
Symrise AG	4,214	430,626
Telefonica Deutschland Holding AG	27,397	46,483
Vonovia SE	23,211	534,366
Zalando SE (a)(b)	7,091	164,991
TOTAL GERMANY		10,464,935
Greece - 0.1%
Alpha Bank SA (a)	74,197	110,696
Eurobank Ergasias Services and Holdings SA (a)	79,864	130,305
Hellenic Telecommunications Organization SA	6,404	89,647
Motor Oil (HELLAS) Corinth Refineries SA	2,043	48,638
Mytilineos SA	3,294	121,919
TOTAL GREECE		501,205
Hong Kong - 1.5%
AIA Group Ltd.	365,400	3,173,063
Hang Seng Bank Ltd.	24,200	276,681
HKT Trust/HKT Ltd. unit	117,000	121,187
Hong Kong & China Gas Co. Ltd.	355,356	247,366
MTR Corp. Ltd.	49,656	185,623
Prudential PLC	87,157	911,347
Sino Biopharmaceutical Ltd.	317,750	123,439
Sino Land Ltd.	112,219	112,031
Swire Pacific Ltd. (A Shares)	13,000	83,042
Swire Properties Ltd.	39,400	76,287
Vinda International Holdings Ltd.	11,000	27,184
WH Group Ltd. (b)	256,000	152,892
TOTAL HONG KONG		5,490,142
Hungary - 0.1%
MOL Hungarian Oil and Gas PLC Series A (For. Reg.)	13,852	110,218
OTP Bank PLC	7,535	280,387
Richter Gedeon PLC	4,629	108,537
TOTAL HUNGARY		499,142
India - 4.1%
ABB India Ltd.	1,760	86,778
Adani Green Energy Ltd. (a)	9,736	107,533
Ashok Leyland Ltd.	48,752	98,263
Asian Paints Ltd.	12,152	437,600
Astral Ltd.	3,978	88,403
AU Small Finance Bank Ltd. (b)	5,111	41,067
Axis Bank Ltd.	72,162	851,245
Bajaj Finance Ltd.	8,633	776,907
Berger Paints India Ltd.	10,272	68,902
Bharti Airtel Ltd.	70,696	776,196
Britannia Industries Ltd.	3,437	182,778
Colgate-Palmolive Ltd.	4,061	103,075
Cummins India Ltd.	4,591	92,446
Dabur India Ltd.	19,063	121,064
DLF Ltd.	19,022	128,824
Eicher Motors Ltd.	4,352	172,192
GAIL India Ltd.	70,836	101,678
Grasim Industries Ltd.	8,387	190,026
Havells India Ltd.	7,702	115,277
HCL Technologies Ltd.	29,989	459,847
Hero Motocorp Ltd.	3,378	125,318
Hindalco Industries Ltd.	39,160	216,089
Hindustan Unilever Ltd.	26,013	776,085
ICICI Prudential Life Insurance Co. Ltd. (b)	11,881	74,951
Indraprastha Gas Ltd.	9,674	44,425
Info Edge India Ltd.	2,181	107,001
Infosys Ltd.	105,078	1,727,575
Kotak Mahindra Bank Ltd.	34,614	723,385
Lupin Ltd.	6,785	91,916
Mahindra & Mahindra Ltd.	29,557	517,841
Marico Ltd.	15,895	102,394
Nestle India Ltd.	1,072	312,062
PI Industries Ltd.	2,564	104,687
Pidilite Industries Ltd.	4,687	138,343
Reliance Industries Ltd.	96,350	2,648,625
Shree Cement Ltd.	300	92,436
Shriram Transport Finance Co. Ltd.	8,903	200,838
Siemens Ltd.	2,735	109,397
Supreme Industries Ltd.	2,082	108,225
Tata Consultancy Services Ltd.	28,954	1,171,814
The Indian Hotels Co. Ltd.	26,236	120,801
Torrent Pharmaceuticals Ltd.	3,369	77,853
Tvs Motor Co. Ltd.	7,300	139,457
UPL Ltd.	13,840	89,836
Vedanta Ltd.	24,841	64,625
Zomato Ltd. (a)	135,898	171,836
TOTAL INDIA		15,057,916
Indonesia - 0.6%
PT Aneka Tambang Tbk	258,300	27,675
PT Bank Central Asia Tbk	1,754,800	966,756
PT Bank Rakyat Indonesia (Persero) Tbk	2,155,800	674,084
PT Barito Pacific Tbk	926,068	65,625
PT Kalbe Farma Tbk	699,100	74,352
PT Merdeka Copper Gold Tbk (a)	397,418	55,740
PT Sarana Menara Nusantara Tbk	624,600	35,030
PT Telkom Indonesia Persero Tbk	1,564,200	342,897
PT Unilever Indonesia Tbk	234,500	53,468
TOTAL INDONESIA		2,295,627
Ireland - 0.3%
Kerry Group PLC Class A	5,048	389,273
Kingspan Group PLC (Ireland)	4,888	328,318
Smurfit Kappa Group PLC	8,251	268,372
TOTAL IRELAND		985,963
Israel - 0.1%
Bank Leumi le-Israel BM	48,463	311,616
Italy - 1.1%
Assicurazioni Generali SpA	32,044	635,563
Coca-Cola HBC AG	7,021	181,938
Enel SpA	257,341	1,633,493
FinecoBank SpA	19,328	227,312
Mediobanca SpA	17,474	208,374
Moncler SpA	6,514	337,317
Nexi SpA (a)(b)	18,158	105,210
Poste Italiane SpA (b)	16,482	162,886
Prysmian SpA	8,336	311,269
Terna - Rete Elettrica Nazionale	44,555	340,660
TOTAL ITALY		4,144,022
Japan - 15.2%
Advantest Corp.	24,200	623,359
AEON Co. Ltd.	20,700	435,520
Ajinomoto Co., Inc.	14,200	518,622
Ana Holdings, Inc. (a)	4,900	96,196
Asahi Kasei Corp.	39,900	245,297
Astellas Pharma, Inc.	57,200	723,573
Azbil Corp.	3,500	103,420
Bridgestone Corp.	18,200	688,783
Brother Industries Ltd.	7,400	115,442
Dai Nippon Printing Co. Ltd.	7,000	182,611
Daifuku Co. Ltd.	9,300	153,663
Daiichi Sankyo Kabushiki Kaisha	58,500	1,508,375
Daikin Industries Ltd.	8,300	1,196,685
Daiwa House Industry Co. Ltd.	18,700	514,356
Daiwa Securities Group, Inc.	42,300	243,922
Eisai Co. Ltd.	8,000	423,827
FANUC Corp.	30,100	746,974
Fast Retailing Co. Ltd.	5,600	1,239,820
Fuji Electric Co. Ltd.	4,100	156,106
FUJIFILM Holdings Corp.	11,800	645,434
Fujitsu Ltd.	5,500	712,512
Hankyu Hanshin Holdings, Inc.	7,200	226,538
Hirose Electric Co. Ltd.	1,000	113,299
Hitachi Construction Machinery Co. Ltd.	3,500	90,425
Hitachi Ltd.	29,700	1,882,583
Hoya Corp.	11,200	1,078,209
Hulic Co. Ltd.	11,800	108,184
Ibiden Co. Ltd.	3,600	153,491
INPEX Corp.	30,600	444,033
Isuzu Motors Ltd.	18,600	207,402
Itochu Corp.	37,600	1,354,391
JFE Holdings, Inc.	15,600	217,353
JSR Corp.	5,600	149,889
Kao Corp.	14,700	536,313
KDDI Corp.	47,400	1,417,959
Keio Corp.	3,400	100,893
Kikkoman Corp.	4,300	244,648
Komatsu Ltd.	29,200	670,911
Kubota Corp.	32,000	430,376
Kurita Water Industries Ltd.	3,200	97,227
Kyowa Hakko Kirin Co., Ltd.	8,300	130,180
LIXIL Group Corp.	8,800	96,493
LY Corp.	84,600	215,687
Marubeni Corp.	45,700	668,215
MatsukiyoCocokara & Co.	10,800	189,451
Mazda Motor Corp.	18,100	174,954
McDonald's Holdings Co. (Japan) Ltd.	2,800	108,942
Meiji Holdings Co. Ltd.	7,400	182,144
Mitsubishi Chemical Holdings Corp.	40,700	230,305
Mitsubishi Estate Co. Ltd.	35,600	455,691
Mitsui Chemicals, Inc.	5,600	141,145
Mitsui Fudosan Co. Ltd.	28,200	611,231
Mizuho Financial Group, Inc.	76,400	1,297,149
MS&AD Insurance Group Holdings, Inc.	13,600	498,311
NEC Corp.	7,800	375,575
Nintendo Co. Ltd.	32,890	1,358,832
Nippon Express Holdings, Inc.	2,200	113,070
Nippon Paint Holdings Co. Ltd.	30,100	202,366
Nippon Prologis REIT, Inc.	73	129,894
Nissin Food Holdings Co. Ltd.	1,900	165,317
Nitori Holdings Co. Ltd.	2,600	281,567
Nitto Denko Corp.	4,500	291,176
Nomura Holdings, Inc.	95,100	367,410
Nomura Real Estate Holdings, Inc.	3,600	84,082
Nomura Research Institute Ltd.	12,300	322,874
NTT Data Corp.	20,000	246,598
OMRON Corp.	5,500	197,050
Ono Pharmaceutical Co. Ltd.	12,300	212,415
Open House Group Co. Ltd.	2,600	85,697
Oriental Land Co. Ltd.	34,500	1,115,915
ORIX Corp.	37,200	676,532
Osaka Gas Co. Ltd.	11,900	224,408
Pan Pacific International Holdings Ltd.	12,000	232,390
Panasonic Holdings Corp.	69,900	613,267
Rakuten Group, Inc.	47,300	174,959
Recruit Holdings Co. Ltd.	45,600	1,307,475
Renesas Electronics Corp. (a)	40,200	528,052
Ricoh Co. Ltd.	17,400	141,029
SCSK Corp.	5,200	88,765
Secom Co. Ltd.	6,700	465,347
Seiko Epson Corp.	8,900	123,560
Sekisui Chemical Co. Ltd.	12,200	167,102
Sekisui House Ltd.	18,800	368,156
Seven & i Holdings Co. Ltd.	23,900	875,665
SG Holdings Co. Ltd.	9,800	138,911
Sharp Corp. (a)	8,000	50,018
Shimadzu Corp.	7,600	179,712
SHIMIZU Corp.	17,100	121,692
Shin-Etsu Chemical Co. Ltd.	57,700	1,725,425
Shionogi & Co. Ltd.	8,200	381,830
SoftBank Corp.	90,900	1,027,794
Sompo Holdings, Inc.	9,300	402,876
Sony Group Corp.	39,900	3,317,242
Sumitomo Chemical Co. Ltd.	43,300	110,058
Sumitomo Electric Industries Ltd.	22,700	238,310
Sumitomo Metal Mining Co. Ltd.	7,900	221,926
Sumitomo Mitsui Financial Group, Inc.	40,100	1,933,140
Sumitomo Mitsui Trust Holdings, Inc.	10,400	389,967
Suntory Beverage & Food Ltd.	4,500	135,419
Sysmex Corp.	5,400	258,675
T&D Holdings, Inc.	15,800	281,860
TDK Corp.	12,400	463,949
Terumo Corp.	21,300	582,729
TIS, Inc.	7,000	149,904
Tobu Railway Co. Ltd.	5,800	139,603
Tokio Marine Holdings, Inc.	57,100	1,277,455
Tokyo Electron Ltd.	14,900	1,968,852
Tokyo Gas Co. Ltd.	12,400	278,469
Tokyu Corp.	15,900	179,496
Toray Industries, Inc.	44,000	212,865
Toto Ltd.	4,400	106,091
Unicharm Corp.	12,700	431,532
USS Co. Ltd.	6,300	110,117
West Japan Railway Co.	7,000	266,802
Yamaha Corp.	4,300	114,853
Yamaha Motor Co. Ltd.	9,500	232,150
Yamato Holdings Co. Ltd.	8,200	136,579
Yaskawa Electric Corp.	7,600	248,772
Yokogawa Electric Corp.	7,000	127,087
ZOZO, Inc.	4,600	87,468
TOTAL JAPAN		55,364,692
Korea (South) - 1.7%
AMOREPACIFIC Corp.	973	91,196
BGF Retail Co. Ltd.	265	27,059
Celltrion Healthcare Co. Ltd.	3,286	162,303
CJ CheilJedang Corp.	255	53,342
Coway Co. Ltd.	1,701	54,353
Doosan Bobcat, Inc.	1,695	48,627
Doosan Heavy Industries & Construction Co. Ltd. (a)	13,782	137,120
Hana Financial Group, Inc.	9,357	271,668
Hanon Systems	5,752	29,307
Hanwha Solutions Corp. (a)	3,427	72,888
HD Hyundai Co. Ltd.	1,335	56,777
HMM Co. Ltd.	8,104	87,647
Hyundai Engineering & Construction Co. Ltd.	2,685	66,491
Hyundai Glovis Co. Ltd.	629	79,709
Hyundai Mipo Dockyard Co. Ltd. (a)	737	37,923
Kakao Corp.	9,835	276,797
KB Financial Group, Inc.	12,122	461,385
Korea Zinc Co. Ltd.	244	84,669
Korean Air Lines Co. Ltd.	6,363	96,671
Kumho Petro Chemical Co. Ltd.	540	50,678
LG Chemical Ltd.	1,564	511,829
LG Corp.	2,901	165,804
LG Display Co. Ltd. (a)	7,169	64,774
LG Electronics, Inc.	3,362	249,034
LG H & H Co. Ltd.	312	73,038
LG Uplus Corp.	6,599	49,384
Lotte Chemical Corp.	592	64,194
Mirae Asset Securities Co. Ltd.	8,367	40,927
NAVER Corp.	4,150	579,323
NCSOFT Corp.	476	82,115
Netmarble Corp. (a)(b)	660	18,920
POSCO Chemtech Co. Ltd.	981	172,619
Samsung Engineering Co. Ltd. (a)	5,213	91,741
Samsung SDI Co. Ltd.	1,741	550,444
Samsung SDS Co. Ltd.	1,189	121,698
Samsung Securities Co. Ltd.	1,920	50,222
Shinhan Financial Group Co. Ltd.	13,914	357,118
SK Biopharmaceuticals Co. Ltd. (a)	964	53,868
SK Bioscience Co. Ltd. (a)	826	37,121
SK IE Technology Co. Ltd. (a)(b)	767	33,771
SK Innovation Co., Ltd.	1,958	178,118
SK Square Co. Ltd. (a)	3,305	104,276
SK, Inc.	1,125	118,434
SKC Co. Ltd.	582	33,986
Woori Financial Group, Inc.	18,710	165,016
Yuhan Corp.	1,776	75,595
TOTAL KOREA (SOUTH)		6,289,979
Kuwait - 0.2%
Kuwait Finance House KSCP	255,768	565,343
Malaysia - 0.7%
AMMB Holdings Bhd	50,700	40,674
Axiata Group Bhd	84,704	38,756
CelcomDigi Bhd	118,500	106,153
CIMB Group Holdings Bhd	196,705	235,672
Dialog Group Bhd	104,200	47,014
Gamuda Bhd	58,169	57,159
Hong Leong Credit Bhd	7,100	26,403
IHH Healthcare Bhd	74,400	93,654
Kuala Lumpur Kepong Bhd	16,300	75,243
Malayan Banking Bhd	170,940	323,685
Malaysia Airports Holdings Bhd	25,700	39,874
Maxis Bhd	79,200	65,854
MISC Bhd	45,400	69,116
MR DIY Group M Sdn Bhd (b)	87,100	27,061
Nestle (Malaysia) Bhd	2,200	57,174
Petronas Chemicals Group Bhd	86,100	132,767
Petronas Dagangan Bhd	9,200	44,539
Petronas Gas Bhd	27,100	98,712
PPB Group Bhd	22,000	70,724
Press Metal Aluminium Holdings	114,000	117,839
Public Bank Bhd	459,900	401,677
QL Resources Bhd	33,700	39,112
RHB Bank Bhd	46,118	54,018
Sime Darby Bhd	83,900	40,324
Telekom Malaysia Bhd	35,295	37,572
TOTAL MALAYSIA		2,340,776
Mexico - 0.8%
America Movil S.A.B. de CV Series L	599,100	494,792
Arca Continental S.A.B. de CV	16,100	144,372
CEMEX S.A.B. de CV unit (a)	479,500	288,035
Fomento Economico Mexicano S.A.B. de CV unit	61,500	696,084
Gruma S.A.B. de CV Series B	6,135	106,758
Grupo Aeroportuario del Sureste S.A.B. de CV Series B	5,960	128,446
Grupo Bimbo S.A.B. de CV Series A	40,800	166,060
Grupo Financiero Banorte S.A.B. de CV Series O	82,100	666,308
Grupo Televisa SA de CV	73,900	33,898
Industrias Penoles SA de CV (a)	6,610	73,792
Orbia Advance Corp. S.A.B. de CV	33,800	54,762
TOTAL MEXICO		2,853,307
Netherlands - 3.5%
Akzo Nobel NV	5,401	361,518
ASML Holding NV (Netherlands)	12,759	7,669,695
ING Groep NV (Certificaten Van Aandelen)	114,514	1,468,130
JDE Peet's BV	4,142	115,001
Koninklijke Ahold Delhaize NV	30,722	910,195
Koninklijke KPN NV	102,071	343,079
NN Group NV	7,931	254,366
Universal Music Group NV	25,931	635,020
Wolters Kluwer NV	8,148	1,044,051
TOTAL NETHERLANDS		12,801,055
New Zealand - 0.2%
Mercury Nz Ltd.	21,861	75,201
Meridian Energy Ltd.	39,701	111,812
Spark New Zealand Ltd.	59,108	171,598
Xero Ltd. (a)	4,546	310,798
TOTAL NEW ZEALAND		669,409
Norway - 0.8%
Aker BP ASA	10,002	287,499
DNB Bank ASA	29,309	528,147
Equinor ASA	28,505	955,579
Gjensidige Forsikring ASA	6,572	98,425
Mowi ASA	13,890	225,429
Norsk Hydro ASA	42,093	240,044
Orkla ASA	23,762	163,661
Salmar ASA	2,228	105,467
Telenor ASA	22,118	226,012
TOTAL NORWAY		2,830,263
Peru - 0.1%
Credicorp Ltd. (United States)	2,145	268,039
Philippines - 0.1%
Ayala Corp.	8,550	91,198
JG Summit Holdings, Inc.	80,833	52,307
PLDT, Inc.	2,320	49,456
SM Investments Corp.	7,515	105,960
SM Prime Holdings, Inc.	310,400	163,837
Universal Robina Corp.	26,810	51,563
TOTAL PHILIPPINES		514,321
Poland - 0.4%
Allegro.eu SA (a)(b)	15,592	111,608
CD Projekt RED SA	1,996	49,757
KGHM Polska Miedz SA (Bearer)	4,304	114,700
mBank SA (a)	458	56,521
Orlen SA	18,428	290,942
Powszechna Kasa Oszczednosci Bank SA (a)	27,835	287,598
Powszechny Zaklad Ubezpieczen SA	19,289	218,029
Santander Bank Polska SA (a)	1,099	119,083
TOTAL POLAND		1,248,238
Portugal - 0.1%
Galp Energia SGPS SA Class B	15,612	234,736
Jeronimo Martins SGPS SA	8,981	206,971
TOTAL PORTUGAL		441,707
Qatar - 0.2%
Qatar Fuel Co. (a)	19,870	81,041
Qatar Gas Transport Co. Ltd. (Nakilat) (a)	82,615	79,869
Qatar National Bank SAQ	145,985	597,011
TOTAL QATAR		757,921
Romania - 0.0%
NEPI Rockcastle PLC	15,435	83,363
Russia - 0.1%
Gazprom OAO (c)	372,050	38,941
LUKOIL PJSC (c)	13,192	4,084
Mobile TeleSystems OJSC sponsored ADR (a)(c)	14,384	14,326
Moscow Exchange MICEX-RTS OAO (c)	49,350	9,489
Novatek PJSC GDR (Reg. S) (a)(c)	2,894	150,488
Novolipetsk Steel OJSC (a)(c)	47,040	452
PhosAgro PJSC:
GDR (Reg. S) (a)(c)	4,171	86
sponsored GDR (Reg. S) (a)(c)	26	1
Polyus PJSC (a)(c)	1,031	2,425
TOTAL RUSSIA		220,292
Saudi Arabia - 0.7%
ACWA Power Co.	3,019	182,672
Alinma Bank	31,057	272,357
Bank Albilad	15,549	154,180
Dr Sulaiman Al Habib Medical Services Group Co.	2,770	186,065
National Industrialization Co. (a)	10,020	31,035
Sahara International Petrochemical Co.	11,032	94,835
Saudi Arabian Oil Co. (b)	84,206	747,430
Saudi Basic Industries Corp.	28,500	584,950
Saudi Electricity Co.	25,590	121,415
The Savola Group	8,598	83,422
TOTAL SAUDI ARABIA		2,458,361
Singapore - 0.7%
CapitaLand Investment Ltd.	80,001	171,777
CapitaMall Trust	169,609	217,985
City Developments Ltd.	15,400	71,084
Keppel (REIT) (d)	9,260	5,377
Keppel Corp. Ltd.	46,300	210,172
Singapore Exchange Ltd.	27,200	188,324
STMicroelectronics NV (France)	21,642	824,995
United Overseas Bank Ltd.	40,100	790,960
TOTAL SINGAPORE		2,480,674
South Africa - 1.7%
Absa Group Ltd.	26,876	245,031
Anglo American Platinum Ltd.	2,179	72,804
Anglo American PLC (United Kingdom)	40,246	1,025,452
Aspen Pharmacare Holdings Ltd.	11,660	105,911
Bid Corp. Ltd.	10,605	224,982
Bidvest Group Ltd./The	8,897	125,935
Capitec Bank Holdings Ltd.	2,759	244,981
Clicks Group Ltd.	8,041	118,491
Discovery Ltd.	16,533	114,061
FirstRand Ltd.	159,647	526,289
Gold Fields Ltd.	28,297	373,293
Growthpoint Properties Ltd.	105,490	54,846
Impala Platinum Holdings Ltd.	26,636	110,955
Kumba Iron Ore Ltd.	1,981	52,489
MTN Group Ltd.	53,622	261,759
Naspers Ltd. Class N	6,200	967,825
Nedbank Group Ltd.	13,519	145,487
Northam Platinum Holdings Ltd.	11,736	70,835
Old Mutual Ltd.	160,090	101,788
Sanlam Ltd.	55,723	195,445
Sasol Ltd.	18,080	228,526
Shoprite Holdings Ltd.	15,896	203,699
Sibanye-Stillwater Ltd.	86,968	110,932
Standard Bank Group Ltd.	42,464	416,700
Vodacom Group Ltd.	20,599	112,138
Woolworths Holdings Ltd.	30,993	115,391
TOTAL SOUTH AFRICA		6,326,045
Spain - 1.1%
ACS Actividades de Construccion y Servicios SA	6,941	250,954
Amadeus IT Holding SA Class A	14,257	811,893
Iberdrola SA	192,771	2,144,002
Naturgy Energy Group SA	3,875	109,474
Redeia Corp. SA	12,944	201,400
Repsol SA	40,414	591,185
TOTAL SPAIN		4,108,908
Sweden - 1.8%
Alfa Laval AB	9,177	296,461
ASSA ABLOY AB (B Shares)	31,724	676,199
Atlas Copco AB:
(A Shares)	85,162	1,102,765
(B Shares)	49,240	551,623
Beijer Ref AB (B Shares)	11,834	112,059
Boliden AB	8,668	221,894
Epiroc AB:
(A Shares)	21,178	348,902
(B Shares)	11,984	166,086
EQT AB	11,279	205,019
Essity AB (B Shares)	19,277	439,164
H&M Hennes & Mauritz AB (B Shares)	20,443	273,429
Holmen AB (B Shares)	2,884	108,695
Husqvarna AB (B Shares)	11,512	74,358
Nibe Industrier AB (B Shares)	47,981	275,873
Sandvik AB	33,783	575,426
SKF AB (B Shares)	10,812	174,446
Svenska Cellulosa AB SCA (B Shares)	19,260	263,904
Svenska Handelsbanken AB (A Shares)	46,274	394,518
Tele2 AB (B Shares)	16,424	116,444
Telia Co. AB	75,080	159,166
TOTAL SWEDEN		6,536,431
Switzerland - 5.2%
ABB Ltd. (Reg.)	50,712	1,703,808
Baloise Holdings AG	1,448	207,255
Banque Cantonale Vaudoise	987	111,324
Clariant AG (Reg.)	7,198	101,839
DSM-Firmenich AG	5,888	533,234
Geberit AG (Reg.)	1,056	489,662
Givaudan SA	293	972,748
Julius Baer Group Ltd.	6,518	386,268
Kuehne & Nagel International AG	1,710	459,622
Lindt & Spruengli AG	4	435,332
Lindt & Spruengli AG (participation certificate)	30	331,446
Logitech International SA (Reg.)	5,204	407,098
Lonza Group AG	2,356	825,081
Novartis AG	64,853	6,071,510
SGS SA (Reg.)	4,740	385,495
Sig Group AG	9,705	213,272
Sika AG	4,633	1,104,708
Sonova Holding AG	1,645	387,899
Swiss Life Holding AG	933	596,734
Swisscom AG	820	490,386
Temenos Group AG	1,961	140,427
VAT Group AG (b)	854	301,080
Zurich Insurance Group Ltd.	4,762	2,254,183
TOTAL SWITZERLAND		18,910,411
Taiwan - 5.8%
Acer, Inc.	94,000	99,271
AUO Corp.	214,400	103,699
Cathay Financial Holding Co. Ltd.	300,751	407,820
China Airlines Ltd.	89,000	53,311
China Steel Corp.	375,000	279,555
Chunghwa Telecom Co. Ltd.	121,000	432,428
CTBC Financial Holding Co. Ltd.	557,000	419,155
Delta Electronics, Inc.	61,000	549,302
E.SUN Financial Holdings Co. Ltd.	444,635	327,372
EVA Airways Corp.	85,000	72,026
Evergreen Marine Corp. (Taiwan)	31,157	103,604
Far Eastern New Century Corp.	99,000	90,131
Far EasTone Telecommunications Co. Ltd.	49,000	114,690
First Financial Holding Co. Ltd.	345,228	276,020
Fubon Financial Holding Co. Ltd.	247,285	459,496
Hotai Motor Co. Ltd.	9,180	171,159
Hua Nan Financial Holdings Co. Ltd.	279,357	175,057
Lite-On Technology Corp.	64,000	199,111
MediaTek, Inc.	48,000	1,251,805
Mega Financial Holding Co. Ltd.	355,844	403,477
momo.com, Inc.	2,640	43,491
Nan Ya Plastics Corp.	150,000	286,777
President Chain Store Corp.	19,000	151,016
Sinopac Financial Holdings Co.	333,806	183,958
Taishin Financial Holdings Co. Ltd.	355,721	189,584
Taiwan Cement Corp.	203,887	203,000
Taiwan Cooperative Financial Holding Co. Ltd.	325,302	252,424
Taiwan High Speed Rail Corp.	61,000	55,342
Taiwan Mobile Co. Ltd.	54,000	159,462
Taiwan Semiconductor Manufacturing Co. Ltd.	779,000	12,713,228
Uni-President Enterprises Corp.	153,000	320,739
United Microelectronics Corp.	356,000	511,574
Voltronic Power Technology Corp.	2,000	80,146
Wan Hai Lines Ltd.	21,460	30,648
Yang Ming Marine Transport Corp.	57,000	74,235
TOTAL TAIWAN		21,244,113
Thailand - 0.7%
Advanced Info Service PCL (For. Reg.)	13,300	81,011
Advanced Information Service PCL NVDR	24,200	147,403
Airports of Thailand PCL:
(For. Reg.) (a)	33,200	61,299
NVDR (a)	102,000	188,327
Asset World Corp. PCL NVDR	247,500	23,684
B. Grimm Power PCL:
(For. Reg.)	10,100	6,179
NVDR	14,000	8,564
Bangkok Dusit Medical Services PCL:
(For. Reg.)	106,700	78,220
NVDR	244,700	179,386
Bangkok Expressway and Metro PCL NVDR	234,900	51,317
Berli Jucker PCL NVDR	30,800	24,097
BTS Group Holdings PCL:
(For. Reg.)	90,133	18,746
NVDR	151,100	31,156
Bumrungrad Hospital PCL:
(For. Reg.)	6,200	44,563
NVDR	11,700	84,094
Central Retail Corp. PCL NVDR	60,700	61,736
Charoen Pokphand Foods PCL:
(For. Reg.)	53,600	27,728
NVDR	77,000	39,833
CP ALL PCL:
(For. Reg.)	50,100	76,571
NVDR	133,800	204,495
Delta Electronics PCL NVDR	98,700	215,766
Energy Absolute PCL:
(For. Reg.)	20,900	24,294
NVDR	35,300	41,033
Home Product Center PCL:
(For. Reg.)	25,200	8,297
NVDR	174,600	57,487
Indorama Ventures PCL:
(For. Reg.)	25,900	16,971
NVDR	25,900	16,971
Intouch Holdings PCL:
(For. Reg.)	4,800	9,429
NVDR	27,900	54,805
Kasikornbank PCL NVDR	19,800	72,013
Minor International PCL:
(For. Reg.)	48,599	37,663
NVDR	52,268	40,506
Muangthai Leasing PCL NVDR	22,800	23,027
Osotspa PCL NVDR	41,500	26,988
PTT Exploration and Production PCL:
(For. Reg.)	16,400	74,482
NVDR	27,400	124,439
PTT Global Chemical PCL:
(For. Reg.)	11,900	11,366
NVDR	63,200	60,363
PTT Oil & Retail Business PCL NVDR	92,200	46,691
SCG Packaging PCL NVDR	39,600	39,459
Siam Cement PCL:
(For. Reg.)	4,600	36,645
NVDR	19,400	154,546
TOTAL THAILAND		2,631,650
Turkey - 0.2%
Haci Omer Sabanci Holding A/S	33,431	63,157
Koc Holding A/S	23,384	112,960
Turk Hava Yollari AO (a)	16,968	130,199
Turkiye Is Bankasi A/S Series C	114,119	84,544
Turkiye Sise ve Cam Fabrikalari A/S	45,396	75,886
Yapi ve Kredi Bankasi A/S	110,318	67,159
TOTAL TURKEY		533,905
United Arab Emirates - 0.6%
Abu Dhabi Commercial Bank PJSC	92,765	202,805
Abu Dhabi Islamic Bank (a)	44,656	125,226
Aldar Properties PJSC	122,005	172,727
Emaar Properties PJSC	209,833	382,190
Emirates NBD Bank PJSC	60,010	276,932
Emirates Telecommunications Corp.	110,087	553,282
First Abu Dhabi Bank PJSC	139,966	483,193
NMC Health PLC (a)(c)	987	0
TOTAL UNITED ARAB EMIRATES		2,196,355
United Kingdom - 8.1%
3i Group PLC	30,816	726,567
Abrdn PLC	59,878	114,008
Admiral Group PLC	6,728	199,777
Ashtead Group PLC	13,875	793,300
Associated British Foods PLC	11,025	271,491
AstraZeneca PLC (United Kingdom)	49,050	6,141,244
Auto Trader Group PLC (b)	29,325	221,822
Barratt Developments PLC	30,947	155,687
Berkeley Group Holdings PLC	3,388	166,200
BT Group PLC	204,762	280,610
Burberry Group PLC	11,940	245,551
CNH Industrial NV	32,356	358,279
Coca-Cola European Partners PLC	6,529	382,012
Croda International PLC	4,429	235,678
DCC PLC (United Kingdom)	3,147	174,612
HSBC Holdings PLC (United Kingdom)	625,789	4,518,463
Informa PLC	44,372	383,780
Intertek Group PLC	5,124	238,095
J Sainsbury PLC	52,545	164,327
Johnson Matthey PLC	5,639	102,398
Kingfisher PLC	58,557	149,526
Legal & General Group PLC	189,531	486,993
Lloyds Banking Group PLC	2,041,014	993,362
National Grid PLC	116,616	1,390,410
Ocado Group PLC (a)	17,800	100,668
Phoenix Group Holdings PLC	23,081	127,308
Reckitt Benckiser Group PLC	22,709	1,519,390
RELX PLC (London Stock Exchange)	59,953	2,094,021
Sage Group PLC	32,424	382,511
Schroders PLC	25,956	116,508
Segro PLC	37,051	321,000
Spirax-Sarco Engineering PLC	2,337	232,694
St. James's Place PLC	17,375	135,074
Taylor Wimpey PLC	112,121	150,995
Tesco PLC	227,080	745,177
Unilever PLC	79,591	3,769,484
Vodafone Group PLC	727,863	670,027
WPP PLC	34,084	293,505
TOTAL UNITED KINGDOM		29,552,554
United States of America - 1.6%
Brookfield Renewable Corp.	4,492	102,198
CRH PLC	22,979	1,234,778
James Hardie Industries PLC CDI (a)	13,941	347,820
Schneider Electric SA	17,248	2,653,730
Swiss Re Ltd.	9,547	1,040,289
Tenaris SA	14,942	234,622
TOTAL UNITED STATES OF AMERICA		5,613,437
TOTAL COMMON STOCKS (Cost $389,570,565)		353,619,685

Nonconvertible Preferred Stocks - 0.7%
	Shares	Value ($)
Brazil - 0.4%
Banco Bradesco SA (PN)	168,355	467,157
Companhia Energetica de Minas Gerais (CEMIG) (PN)	42,768	99,588
Gerdau SA	35,525	153,395
Itau Unibanco Holding SA	153,700	817,620
TOTAL BRAZIL		1,537,760
Chile - 0.1%
Sociedad Quimica y Minera de Chile SA (PN-B)	4,494	217,419
Colombia - 0.0%
Bancolombia SA (PN)	14,054	90,142
Germany - 0.2%
Bayerische Motoren Werke AG (BMW) (non-vtg.)	1,862	157,910
Henkel AG & Co. KGaA	5,405	389,352
TOTAL GERMANY		547,262
Korea (South) - 0.0%
LG Chemical Ltd.	242	50,468
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $2,754,732)		2,443,051

Government Obligations - 0.1%
	Principal Amount (e)	Value ($)
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 5.42% 2/22/24 (f) (Cost $196,675)	200,000	196,663

Money Market Funds - 1.3%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (g) (Cost $4,832,504)	4,831,538	4,832,504

TOTAL INVESTMENT IN SECURITIES - 99.3% (Cost $397,354,476)	361,091,903
NET OTHER ASSETS (LIABILITIES) - 0.7%	2,605,107
NET ASSETS - 100.0%	363,697,010

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE MSCI EAFE Index Contracts (United States)	49	Dec 2023	4,836,545	(79,288)	(79,288)
ICE MSCI Emerging Markets Index Contracts (United States)	47	Dec 2023	2,160,120	(39,227)	(39,227)
TME S&P/TSX 60 Index Contracts (Canada)	3	Dec 2023	491,076	(11,809)	(11,809)

TOTAL FUTURES CONTRACTS					(130,324)
The notional amount of futures purchased as a percentage of Net Assets is 2.1%

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $6,034,155 or 1.7% of net assets.

(c)	Level 3 security
(d)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(e)	Amount is stated in United States dollars unless otherwise noted.
(f)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $196,663.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	10,183,079	47,900,371	53,250,946	321,600	-	-	4,832,504	0.0%
Fidelity Securities Lending Cash Central Fund 5.40%	4,676,936	2,702,083	7,379,019	7,598	-	-	-	0.0%
Total	14,860,015	50,602,454	60,629,965	329,198	-	-	4,832,504

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	26,474,235	4,287,954	22,171,955	14,326
Consumer Discretionary	41,472,200	11,972,145	29,500,055	-
Consumer Staples	28,946,885	9,331,750	19,615,135	-
Energy	18,298,187	7,457,880	10,646,794	193,513
Financials	75,559,808	30,438,537	45,111,782	9,489
Health Care	35,248,345	2,054,768	33,193,577	-
Industrials	44,922,953	16,786,626	28,136,327	-
Information Technology	40,905,104	3,095,822	37,809,282	-
Materials	25,976,579	12,863,188	13,110,427	2,964
Real Estate	7,925,219	1,778,307	6,146,912	-
Utilities	10,333,221	2,827,440	7,505,781	-

Government Obligations	196,663	-	196,663	-

Money Market Funds	4,832,504	4,832,504	-	-
Total Investments in Securities:	361,091,903	107,726,921	253,144,690	220,292
Derivative Instruments: Liabilities
Futures Contracts	(130,324)	(130,324)	-	-
Total Liabilities	(130,324)	(130,324)	-	-
Total Derivative Instruments:	(130,324)	(130,324)	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	0	(130,324)
Total Equity Risk	0	(130,324)
Total Value of Derivatives	0	(130,324)

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Financial Statements
Statement of Assets and Liabilities
		October 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $392,521,972)	$356,259,399
Fidelity Central Funds (cost $4,832,504)	4,832,504

Total Investment in Securities (cost $397,354,476)		$361,091,903
Segregated cash with brokers for derivative instruments		62,323
Foreign currency held at value (cost $1,201,210)		1,194,769
Receivable for fund shares sold		156,582
Dividends receivable		644,887
Reclaims receivable		858,381
Distributions receivable from Fidelity Central Funds		49,869
Receivable for daily variation margin on futures contracts		224
Other receivables		332
Total assets		364,059,270
Liabilities
Payable for investments purchased on a delayed delivery basis	$5,411
Payable for fund shares redeemed	101,436
Accrued management fee	61,639
Deferred taxes	188,680
Other payables and accrued expenses	5,094
Total Liabilities		362,260
Net Assets		$363,697,010
Net Assets consist of:
Paid in capital		$425,001,238
Total accumulated earnings (loss)		(61,304,228)
Net Assets		$363,697,010
Net Asset Value, offering price and redemption price per share ($363,697,010 ÷ 34,445,805 shares)		$10.56

Statement of Operations
		Year ended October 31, 2023
Investment Income
Dividends		$11,508,637
Non-Cash dividends		679,769
Interest		20,129
Income from Fidelity Central Funds (including $7,598 from security lending)		329,198
Income before foreign taxes withheld		$12,537,733
Less foreign taxes withheld		(1,188,578)
Total Income		11,349,155
Expenses
Management fee	$763,919
Independent trustees' fees and expenses	1,312
Miscellaneous	5,088
Total expenses before reductions	770,319
Expense reductions	(190)
Total expenses after reductions		770,129
Net Investment income (loss)		10,579,026
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $60,481)	(10,180,589)
Foreign currency transactions	(32,229)
Futures contracts	252,907
Total net realized gain (loss)		(9,959,911)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers(net of decrease in deferred foreign taxes of $58,433)	41,499,852
Assets and liabilities in foreign currencies	56,302
Futures contracts	53,756
Total change in net unrealized appreciation (depreciation)		41,609,910
Net gain (loss)		31,649,999
Net increase (decrease) in net assets resulting from operations		$42,229,025
Statement of Changes in Net Assets

	Year ended October 31, 2023	Year ended October 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$10,579,026	$10,010,817
Net realized gain (loss)	(9,959,911)	(21,508,094)
Change in net unrealized appreciation (depreciation)	41,609,910	(120,661,320)
Net increase (decrease) in net assets resulting from operations	42,229,025	(132,158,597)
Distributions to shareholders	(8,331,104)	(7,834,340)

Share transactions
Proceeds from sales of shares	72,093,340	188,182,342
Reinvestment of distributions	7,520,386	7,154,872
Cost of shares redeemed	(83,900,144)	(125,866,856)

Net increase (decrease) in net assets resulting from share transactions	(4,286,418)	69,470,358
Total increase (decrease) in net assets	29,611,503	(70,522,579)

Net Assets
Beginning of period	334,085,507	404,608,086
End of period	$363,697,010	$334,085,507

Other Information
Shares
Sold	6,485,020	15,579,977
Issued in reinvestment of distributions	721,034	546,174
Redeemed	(7,589,054)	(11,037,382)
Net increase (decrease)	(383,000)	5,088,769

Financial Highlights
Fidelity® International Sustainability Index Fund

Years ended October 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$9.59	$13.60	$10.81	$10.89	$9.87
Income from Investment Operations
Net investment income (loss) A,B	.31	.29	.30	.24	.32 C
Net realized and unrealized gain (loss)	.90	(4.04)	2.63	(.08)	.91
Total from investment operations	1.21	(3.75)	2.93	.16	1.23
Distributions from net investment income	(.24)	(.26)	(.14)	(.24)	(.21)
Total distributions	(.24)	(.26)	(.14)	(.24)	(.21)
Net asset value, end of period	$10.56	$9.59	$13.60	$10.81	$10.89
Total Return D	12.68%	(28.11)%	27.27%	1.48%	12.81%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.20%	.20%	.20%	.20%	.20%
Expenses net of fee waivers, if any	.20%	.20%	.20%	.20%	.20%
Expenses net of all reductions	.20%	.20%	.20%	.20%	.20%
Net investment income (loss)	2.77%	2.52%	2.28%	2.25%	3.14% C
Supplemental Data
Net assets, end of period (000 omitted)	$363,697	$334,086	$404,608	$149,868	$71,875
Portfolio turnover rate G	22%	23%	19%	11%	17%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.04 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 2.73%.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended October 31, 2023

1. Organization.
Fidelity International Sustainability Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable. The Fund did not recognize dividend income during the period on certain Russian securities due to restrictions imposed by the Russian government on these dividend payments. There is uncertainty regarding the timeline for these restrictions to be lifted and the collectability of these and future dividend payments on Russian securities.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Deferred taxes on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$32,870,874
Gross unrealized depreciation	(70,297,470)
Net unrealized appreciation (depreciation)	$(37,426,596)
Tax Cost	$398,506,690

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$9,421,441
Capital loss carryforward	$(33,084,088)
Net unrealized appreciation (depreciation) on securities and other investments	$(37,452,902)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(13,590,977)
Long-term	(19,493,111)
Total capital loss carryforward	$(33,084,088)

The tax character of distributions paid was as follows:

	October 31, 2023	October 31, 2022
Ordinary Income	$8,331,104	$7,834,340

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity International Sustainability Index Fund	83,811,839	80,767,555
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is based on an annual rate of .20% of the Fund's average net assets. Under the management contract, the investment adviser pays all other operating expenses, except the compensation of the independent Trustees and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity International Sustainability Index Fund	1,588
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity International Sustainability Index Fund	$814	$-	$-
9. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $190.
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and the Shareholders of Fidelity International Sustainability Index Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity International Sustainability Index Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 13, 2023

We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Laura M. Bishop, Jonathan Chiel, Robert W. Helm, Christine J. Thompson, and Carol J. Zierhoffer, each of the Trustees oversees 313 funds. Mr. Chiel oversees 191 funds. Ms. Bishop, Mr. Helm, Ms. Thompson, and Ms. Zierhoffer each oversees 229 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is General Counsel (2012-present) and Head of Legal, Risk and Compliance (2022-present). Mr Chiel serves as Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present) and Director and President for OH Company LLC (holding company, 2018-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
Christine J. Thompson (1958)
Year of Election or Appointment: 2023
Trustee
Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity® funds.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).
Laura M. Bishop (1961)
Year of Election or Appointment: 2023
Trustee
Ms. Bishop also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity® funds (2022-2023).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Robert W. Helm (1957)
Year of Election or Appointment: 2023
Trustee
Mr. Helm also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity® funds (2021-2023).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Trustee
Ms. Zierhoffer also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity® funds (2023).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter is a Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments. Mr. Carter serves as Chief Legal Officer of Fidelity Investments Institutional Operations Company LLC - Shareholder Division (transfer agent, 2020-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Robin Foley (1964)
Year of Election or Appointment: 2023
Vice President
Ms. Foley also serves as Vice President of other funds. Ms. Foley serves as Head of Fidelity's Fixed Income division (2023-present) and is an employee of Fidelity Investments. Previously, Ms. Foley served as Chief Investment Officer of Bonds (2017-2023).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia is a Senior Vice President of Asset Management Compliance (2019-present) and is an employee of Fidelity Investments. Mr. Gouveia serves as Compliance Officer of Fidelity Management Trust Company (2023-present). Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2023 to October 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period- C May 1, 2023 to October 31, 2023

Fidelity® International Sustainability Index Fund	.20%
Actual		$ 1,000	$ 921.50	$ .97
Hypothetical-B		$ 1,000	$ 1,024.20	$ 1.02

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund designates $107,803 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 94.44% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.2813 and $0.0383 for the dividend paid December 19, 2022.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity International Sustainability Index Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreement (Sub-Advisory Agreement) for the fund with Geode Capital Management, LLC (Geode) (together, the Advisory Contracts). FMR and Geode are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board's Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of the fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its September 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by Fidelity and Geode from their respective relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered the Investment Advisers' staffing as it relates to the fund, including the backgrounds and experience of investment personnel of Fidelity and Geode, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and with senior management of Geode. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of the fund.
The Trustees also discussed with representatives of Fidelity, at meetings throughout the year, Fidelity's role in, among other things, overseeing compliance with federal securities laws and other applicable requirements by Geode with respect to the fund and monitoring and overseeing the performance and investment capabilities of Geode. The Trustees considered that the Board had received from Fidelity periodic reports about its oversight and due diligence processes, as well as periodic reports regarding the performance of Geode.
The Board also considered the nature, extent and quality of services provided by Geode. The Trustees noted that under the Sub-Advisory Agreement, subject to oversight by Fidelity, Geode is responsible for, among other things, identifying investments and arranging for execution of portfolio transactions to implement the fund's investment strategy. In addition, the Trustees noted that Geode is responsible for providing such reporting as may be requested by Fidelity to fulfill its oversight responsibilities discussed above.
Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staffs, including their size, education, experience, and resources, as well as Fidelity's and Geode's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization and that Fidelity's and Geode's analysts have extensive resources, tools and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's and Geode's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and by FMR's affiliates under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against the securities market index the fund seeks to track (benchmark index). The Board also periodically considers the fund's tracking error versus its benchmark index. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds over different time periods and discussed with the Investment Advisers the reasons for such underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that an index fund's performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) of the fund compared to the fund's benchmark index, over appropriate time periods taking into account relevant factors including the following: general market conditions; the characteristics of the fund's benchmark index; the extent to which statistical sampling is employed; any securities lending revenues; and fund cash flows and other factors.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and total expense ratio, the Board considered the fund's unitary (subject to certain limited exceptions) fee rate as well as fund expenses paid by FMR under the fund's management contract, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked above the competitive median of the mapped group for 2022 and above the competitive median of the asset size peer group for 2022. Further, the information provided to the Board indicated that the total expense ratio of the fund ranked below the competitive median of the similar sales load structure group for 2022 and below the competitive median of the total expense asset size peer group for 2022.
The Board considered that the fund has a unitary fee that covers expenses beyond portfolio management, whereas the majority of funds within this group do not have unitary or all-inclusive fees. The Board further considered that the fund's total net expense ratio ranked below the competitive medians.
Fees Charged to Other Clients. The Board also considered fee structures and other information with respect to clients of Fidelity and Geode, such as other funds advised or subadvised by Fidelity or Geode, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's and Geode's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's and Geode's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
The Board also considered information regarding the profitability of Geode's relationship with the fund.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to the fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and Fidelity's views regarding portfolio manager investment in the Fidelity funds that they manage; (iii) hiring, training, and retaining personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends and market conditions; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons; (x) information concerning expense limitations applicable to certain funds; and (xi) matters related to money market funds, exchange-traded funds, and target date funds.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through September 30, 2024.
Proxy Voting Results
A special meeting of shareholders was held on October 18, 2023. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Abigail P. Johnson
Affirmative	378,729,502,260.010	97.580
Withheld	9,407,876,478.960	2.420
TOTAL	388,137,378,738.970	100.000
Jennifer Toolin McAuliffe
Affirmative	378,454,868,010.950	97.510
Withheld	9,682,510,728.020	2.490
TOTAL	388,137,378,738.970	100.000
Christine J. Thompson
Affirmative	378,837,121,274.520	97.600
Withheld	9,300,257,464.450	2.400
TOTAL	388,137,378,738.970	100.000
Elizabeth S. Acton
Affirmative	378,262,110,794.850	97.460
Withheld	9,875,267,944.120	2.540
TOTAL	388,137,378,738.970	100.000
Laura M. Bishop
Affirmative	380,482,113,171.060	98.030
Withheld	7,655,265,567.910	1.970
TOTAL	388,137,378,738.970	100.000
Ann E. Dunwoody
Affirmative	380,016,034,008.120	97.910
Withheld	8,121,344,730.850	2.090
TOTAL	388,137,378,738.970	100.000
John Engler
Affirmative	379,432,488,394.200	97.760
Withheld	8,704,890,344.770	2.240
TOTAL	388,137,378,738.970	100.000
Robert F. Gartland
Affirmative	378,741,819,600.600	97.580
Withheld	9,395,559,138.370	2.420
TOTAL	388,137,378,738.970	100.000
Robert W. Helm
Affirmative	380,389,324,755.070	98.000
Withheld	7,748,053,983.900	2.000
TOTAL	388,137,378,738.970	100.000
Arthur E. Johnson
Affirmative	378,427,694,151.670	97.500
Withheld	9,709,684,587.300	2.500
TOTAL	388,137,378,738.970	100.000
Michael E. Kenneally
Affirmative	377,842,228,145.180	97.350
Withheld	10,295,150,593.790	2.650
TOTAL	388,137,378,738.970	100.000
Mark A. Murray
Affirmative	380,158,432,703.370	97.940
Withheld	7,978,946,035.600	2.060
TOTAL	388,137,378,738.970	100.000
Carol J. Zierhoffer
Affirmative	380,522,113,360.240	98.040
Withheld	7,615,265,378.730	1.960
TOTAL	388,137,378,738.970	100.000

Proposal 1 reflects trust wide proposal and voting results.

1.9883818.106
ISY-ANN-1223

Item 2.

Code of Ethics

As of the end of the period, October 31, 2023, Fidelity Salem Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Emerging Markets Index Fund, Fidelity Flex International Index Fund, Fidelity Global ex U.S. Index Fund, Fidelity International Sustainability Index Fund and Fidelity Series Global ex U.S. Index Fund (the “Fund(s)”):

Services Billed by Deloitte Entities

October 31, 2023 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Emerging Markets Index Fund	$47,200	$-	$12,300	$1,200
Fidelity Flex International Index Fund	$49,200	$-	$10,000	$1,200
Fidelity Global ex U.S. Index Fund	$52,600	$-	$10,000	$1,300
Fidelity International Sustainability Index Fund	$36,100	$-	$10,000	$1,000
Fidelity Series Global ex U.S. Index Fund	$57,500	$-	$10,000	$1,400

October 31, 2022 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Emerging Markets Index Fund	$46,700	$-	$11,200	$1,100
Fidelity Flex International Index Fund	$48,800	$-	$9,100	$1,100
Fidelity Global ex U.S. Index Fund	$53,000	$-	$9,100	$1,200
Fidelity International Sustainability Index Fund	$35,900	$-	$9,100	$900
Fidelity Series Global ex U.S. Index Fund	$57,500	$-	$9,100	$1,300

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity SAI Emerging Markets Index Fund, Fidelity SAI Emerging Markets Low Volatility Index Fund, Fidelity SAI Emerging Markets Value Index Fund, Fidelity SAI International Index Fund, Fidelity SAI International Low Volatility Index Fund, Fidelity SAI International Momentum Index Fund, Fidelity SAI International Quality Index Fund, Fidelity SAI International Value Index Fund, Fidelity SAI U.S. Low Volatility Index Fund, Fidelity Total International Index Fund and Fidelity U.S. Sustainability Index Fund (the “Fund(s)”):

Services Billed by PwC

October 31, 2023 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity SAI Emerging Markets Index Fund	$40,900	$3,700	$35,800	$1,600
Fidelity SAI Emerging Markets Low Volatility Index Fund	$36,100	$3,300	$10,900	$1,400
Fidelity SAI Emerging Markets Value Index Fund	$38,100	$3,500	$10,000	$1,500
Fidelity SAI International Index Fund	$40,900	$3,700	$46,500	$1,600
Fidelity SAI International Low Volatility Index Fund	$36,200	$3,300	$12,900	$1,400
Fidelity SAI International Momentum Index Fund	$38,000	$3,500	$10,000	$1,500
Fidelity SAI International Quality Index Fund	$38,000	$3,500	$10,300	$1,500
Fidelity SAI International Value Index Fund	$39,300	$3,600	$15,900	$1,500
Fidelity SAI U.S. Low Volatility Index Fund	$37,200	$3,400	$9,800	$1,400
Fidelity Total International Index Fund	$68,100	$6,000	$28,700	$2,500
Fidelity U.S. Sustainability Index Fund	$31,500	$2,800	$6,600	$1,200

October 31, 2022 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity SAI Emerging Markets Index Fund	$38,900	$3,600	$9,900	$1,600
Fidelity SAI Emerging Markets Low Volatility Index Fund	$34,400	$3,200	$10,900	$1,400
Fidelity SAI Emerging Markets Value Index Fund	$36,400	$3,300	$9,500	$1,500
Fidelity SAI International Index Fund	$45,000	$3,600	$9,900	$1,600
Fidelity SAI International Low Volatility Index Fund	$34,500	$3,200	$15,500	$1,400
Fidelity SAI International Momentum Index Fund	$36,400	$3,300	$9,500	$1,500
Fidelity SAI International Quality Index Fund	$36,400	$3,300	$9,500	$1,500
Fidelity International Value Index Fund	$37,300	$3,400	$13,300	$1,500
Fidelity SAI U.S. Low Volatility Index Fund	$35,200	$3,200	$11,300	$1,400
Fidelity Total International Index Fund	$62,200	$5,700	$30,900	$2,500
Fidelity U.S. Sustainability Index Fund	$30,100	$2,700	$6,300	$1,200

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities and PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	October 31, 2023A	October 31, 2022A
Audit-Related Fees	$-	$-
Tax Fees	$-	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

Services Billed by PwC

	October 31, 2023A	October 31, 2022A
Audit-Related Fees	$8,284,200	$7,914,600
Tax Fees	$1,000	$1,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities and PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	October 31, 2023A	October 31, 2022A
Deloitte Entities	$301,000	$510,800
PwC	$13,842,600	$13,075,100

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities and PwC to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities and PwC in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities and PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

The Registrant is not a “foreign issuer,” as defined in 17 CFR 240.3b-4.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 18.

Recovery of Erroneously Awarded Compensation

(a)

Not applicable.

(b)

Not applicable.

Item 19.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Salem Street Trust

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	December 21, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	December 21, 2023

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	December 21, 2023